UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09102

iShares, Inc.

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Incorporated

351 West Camden Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2017

Date of reporting period: August 31, 2017

Item 1.	Reports to Stockholders.

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Austria Capped ETF | EWO | NYSE Arca
➢	iShares MSCI Belgium Capped ETF | EWK | NYSE Arca
➢	iShares MSCI France ETF | EWQ | NYSE Arca
➢	iShares MSCI Netherlands ETF | EWN | NYSE Arca
➢	iShares MSCI Sweden Capped ETF | EWD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRIA CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	49.52%	49.60%	49.95%	49.52%	49.60%	49.95%
5 Years	11.92%	12.09%	12.12%	75.58%	76.96%	77.15%
10 Years	(1.99)%	(1.94)%	(2.40)%	(18.24)%	(17.81)%	(21.58)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Austria Index. Index performance beginning on February 1, 2008 through February 11, 2013 reflects the performance of the MSCI Austria Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Austria IMI 25/50 Index.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,327.40	$2.82	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

The iShares MSCI Austria Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Austrian equities, as represented by the MSCI Austria IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 49.52%, net of fees, while the total return for the Index was 49.95%.

Broad-based growth in Austria’s economy was driven by robust domestic demand and a favorable trading environment for exports, such as automobiles, machinery, and paper products. Austrian exports reached a record high during the reporting period. Rising confidence from consumers and businesses encouraged solid levels of industrial production and retail sales growth. Austria’s unemployment rate declined, due in part to rising immigration and the availability of more jobs for women and seniors.

From a sector perspective, financials, which represented about 31% of the Index on average, was the largest contributor to the Index’s return for the reporting period. Austrian bank profits improved on decreased loan loss provisions and increased income from fees and commissions. The energy sector, led by the oil, gas, and consumable fuels industry, also contributed meaningfully to the Index’s performance, reflecting cost-saving efforts amid falling oil prices.

The materials sector also contributed significantly to the Index’s return during the reporting period. Within the sector, metals and mining companies contributed the most, followed by the construction materials industry also contributed. The real estate sector, led by real estate management and development companies, further increased the Index’s return. The industrials sector also helped support the Index’s performance, led by the air freight and logistics, aerospace and defense, and industrial machinery industries.

In contrast, the consumer discretionary sector detracted fractionally from the Index’s return for the reporting period.

The euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, was a contributor to the Index’s performance, as returns on Austrian investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	30.89%
Materials	19.88
Energy	15.81
Real Estate	14.78
Industrials	11.50
Telecommunication Services	2.78
Information Technology	2.03
Utilities	1.45
Consumer Discretionary	0.88

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Erste Group Bank AG	21.24%
OMV AG	14.05
Voestalpine AG	9.80
BUWOG AG	4.64
Raiffeisen Bank International AG	4.57
Andritz AG	4.49
Wienerberger AG	4.37
IMMOFINANZ AG	4.15
CA Immobilien Anlagen AG	4.13
Lenzing AG	3.62

TOTAL	75.06%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BELGIUM CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.44%	16.61%	16.43%	16.44%	16.61%	16.43%
5 Years	14.30%	14.33%	13.79%	95.08%	95.35%	90.80%
10 Years	1.17%	1.19%	1.48%	12.35%	12.55%	15.82%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Belgium Index. Index performance beginning on December 1, 2007 through November 8, 2012 reflects the performance of the MSCI Belgium Investable Market Index. Index performance beginning on November 9, 2012 reflects the performance of the MSCI Belgium IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,168.60	$2.68	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

The iShares MSCI Belgium Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Belgian equities, as represented by the MSCI Belgium IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.44%, net of fees, while the total return for the Index was 16.43%.

Belgium posted a solid rate of economic growth during the reporting period. Healthy demand on the domestic front contributed to economic growth, as lower inflation encouraged consumers to spend more. The business environment also was strong; credit was easily accessible, and past structural reforms contributed to an increase in companies’ profitability. In an effort to increase the strength of its economy and establish the nation as a more compelling place to do business, the Belgian government introduced multiple reforms, including a plan to lower its corporate tax rate and decrease its sizable public debt burden.

From a sector perspective, the financials sector, which constituted approximately 23% of the Index on average, was the largest contributor to the Index’s return for the reporting period. Multiple industries in the sector performed well, including banks, insurers, and diversified financial services, in an environment of robust economic growth, low interest rates and inflation, and a strengthening euro.

The materials sector was also a solid contributor to the Index’s return for the reporting period. Standouts in the sector were chemical companies with applications in automotive end markets focused on electric vehicles and other green technologies. The healthcare and consumer discretionary sectors also contributed to the Index’s return. The energy sector was the only sector that detracted from the Index’s performance during the reporting period.

The euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, was a contributor to the Index’s performance, as returns on Belgian investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Staples	27.25%
Financials	24.51
Materials	12.83
Health Care	10.19
Real Estate	6.62
Consumer Discretionary	4.99
Information Technology	4.13
Telecommunication Services	3.93
Industrials	2.91
Utilities	1.44
Energy	1.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Anheuser-Busch InBev SA/NV	22.87%
KBC Group NV	9.70
Solvay SA	5.59
Ageas	4.28
Groupe Bruxelles Lambert SA	4.25
UCB SA	4.10
Umicore SA	3.95
Proximus SADP	3.00
Galapagos NV	2.48
Ackermans & van Haaren NV	2.42

TOTAL	62.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI FRANCE ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.93%	27.06%	26.78%	26.93%	27.06%	26.78%
5 Years	10.26%	10.40%	10.22%	62.98%	64.03%	62.69%
10 Years	1.03%	1.05%	1.05%	10.82%	10.99%	11.02%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,207.60	$2.67	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRANCE ETF

The iShares MSCI France ETF (the “Fund”) seeks to track the investment results of an index composed of French equities, as represented by the MSCI France Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 26.93%, net of fees, while the total return for the Index was 26.78%.

France’s economy grew steadily during the reporting period, its annual growth rate accelerating to its highest level in nearly six years. The economic momentum was driven by the external sector, which benefited from a sharp increase in exports for transportation equipment and refined petroleum products. Domestic economic growth was more modest, reflecting a slowdown in the tourism industry since the 2016 terrorist attacks. Domestic reaction to the election of President Emmanuel Macron was mixed as business sentiment increased close to a 10-year high, but consumer confidence decreased slightly, as consumers wait to gauge the success of the new president’s labor reforms.

From a sector perspective, the financials sector contributed the most to the Index’s return during the reporting period. Bank stocks, which are generally perceived to be risky during times of political uncertainty, rose sharply after the election of new President Emmanuel Macron, thereby alleviating doubt France would back away from the euro. The consumer discretionary sector was also a strong contributor to the Index’s return as luxury-brand companies benefited from increased demand from China.

The industrials sector, which represented roughly 19% of the Index on average, was also a solid contributor to the Index’s performance for the reporting period. The aerospace and defense industry contributed as solid global economic growth and relatively lower fuel prices encouraged strong passenger travel demand. The healthcare sector, in particular pharmaceuticals companies with strong product pipelines, also contributed to the Index’s return.

The euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance, as returns on French investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Industrials	19.94%
Consumer Discretionary	17.80
Financials	15.55
Health Care	9.94
Consumer Staples	9.81
Energy	8.21
Materials	5.10
Information Technology	4.16
Utilities	3.53
Real Estate	3.22
Telecommunication Services	2.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Total SA	8.20%
Sanofi	7.42
BNP Paribas SA	5.74
LVMH Moet Hennessy Louis Vuitton SE	4.92
AXA SA	3.79
L’Oreal SA	3.58
Airbus SE	3.29
Air Liquide SA	3.20
Danone SA	3.13
Vinci SA	3.12

TOTAL	46.39%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI NETHERLANDS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	26.44%	26.51%	27.10%	26.44%	26.51%	27.10%
5 Years	13.09%	13.21%	13.29%	84.99%	85.94%	86.64%
10 Years	3.12%	3.16%	3.58%	35.94%	36.46%	42.12%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through January 31, 2008 reflects the performance of the MSCI Netherlands Index. Index performance beginning on February 1, 2008 reflects the performance of the MSCI Netherlands Investable Market Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,212.60	$2.73	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NETHERLANDS ETF

The iShares MSCI Netherlands ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Dutch equities, as represented by the MSCI Netherlands Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 26.44%, net of fees, while the total return for the Index was 27.10%.

The economy of the Netherlands strengthened considerably on an annualized basis during the reporting period. Growth was driven largely by increased private consumption, as household spending for goods and services increased. Fixed investment increased as well, benefiting from increased investment in residential property and automobiles. The domestic sector was further helped by a decline in the unemployment rate, a strong housing market, and high consumer confidence. Strong external demand for such exports as chemicals, machinery, and equipment also benefited the Netherlands’ economy.

The financials sector, which represented 19% of the Index on average during the reporting period, was the largest contributor to the Index’s return. The strength of the sector was primarily driven by Dutch banks, which successfully reduced costs to counteract low interest rates, expanded their domestic customer base amid the improving Dutch economy, and bolstered their digital banking products and services. The information technology sector also enhanced the Index’s performance, due in part to favorable developments in the semiconductor and semiconductor equipment industry.

The largest sector in the Index, consumer staples, which represented about 30% of the Index on average for the reporting period, was a notable contributor to the Index’s return. The personal products industry within the sector was particularly strong. The strength of capital goods stocks within the industrials sector also contributed to the Index’s return.

The euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance as returns on Dutch investments were higher when translated into U.S. dollars.

Special note: Effective September 1, 2017, the Fund will begin to track a new underlying index, the MSCI Netherlands IMI 25/50 Index, and will cease to track the Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Staples	27.50%
Information Technology	19.27
Financials	18.79
Industrials	13.83
Materials	7.71
Health Care	4.41
Consumer Discretionary	2.86
Telecommunication Services	2.30
Energy	1.77
Real Estate	1.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Unilever NV CVA	16.82%
ING Groep NV	11.78
ASML Holding NV	9.85
NXP Semiconductors NV	6.40
Koninklijke Philips NV	4.41
Akzo Nobel NV	4.22
RELX NV	3.74
Koninklijke Ahold Delhaize NV	3.56
Heineken NV	3.54
Koninklijke DSM NV	2.59

TOTAL	66.91%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SWEDEN CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	24.30%	8.57%	3.86%	24.30%	50.87%	46.08%
Fund Market	24.31%	8.67%	3.86%	24.31%	51.51%	46.09%
Index[a]	23.60%	7.96%	3.53%	23.60%	46.67%	41.48%
MSCI Sweden Index	23.07%	7.87%	3.49%	23.07%	46.04%	40.87%
MSCI Sweden 25/50 Index[b]	24.94%	n/a	n/a	24.94%	n/a	n/a

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

[a]	Index performance through November 30, 2016 reflects the performance of the MSCI Sweden Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Sweden 25/50 Index, which, effective as of December 1, 2016, replaced the MSCI Sweden Index as the underlying index of the Fund.

[b]	The inception date for the MSCI Sweden 25/50 Index was July 20, 2016.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,166.00	$2.62	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWEDEN CAPPED ETF

The iShares MSCI Sweden Capped ETF (the “Fund”) (formerly the iShares MSCI Sweden ETF) seeks to track the investment results of an index composed of Swedish equities, as represented by the MSCI Sweden 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 24.30%, net of fees, while the total return for the Index was 23.60%.

The Swedish economy grew appreciably on an annualized basis during the reporting period. In the second quarter of 2017, Sweden posted its highest quarterly economic growth rate since 2010. An improved domestic economy was the primary source of growth, strengthened by increased household consumption due to low inflation, low unemployment, and higher levels of disposable income. An increase in real estate investment amid an environment of historically low interest rates further led to growth in the domestic economy.

The two largest sectors in the Index were the largest contributors to the Index’s performance during the reporting period. The financials sector, representing about 34% of the Index on average, was the largest contributor. Despite a decline in profits due to particularly low interest rates, many Swedish banks benefited from a strong increase in commission fees, as well as higher net interest income driven by rising mortgage loan volumes. The stocks of diversified financial companies also contributed to the Index’s performance. The industrials sector, which comprised approximately 32% of the Index on average, also made a solid contribution to the Index’s return, due to increased sales of industrial machinery, Sweden’s largest export.

The telecommunication services and materials sectors contributed modestly to the Index’s return during the reporting period, while the information technology and consumer discretionary sectors slightly detracted from the Index’s performance.

The Swedish krona, which appreciated about 7% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance as returns on Swedish investments were higher when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	34.07%
Industrials	32.42
Consumer Discretionary	9.36
Information Technology	7.24
Consumer Staples	6.42
Telecommunication Services	5.67
Materials	2.54
Energy	1.17
Health Care	1.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Nordea Bank AB	9.87%
Volvo AB Class B	6.39
Atlas Copco AB Class A	6.34
Swedbank AB Class A	5.89
Hennes & Mauritz AB Class B	5.79
Svenska Handelsbanken AB Class A	5.49
Assa Abloy AB Class B	4.57
Skandinaviska Enskilda Banken AB Class A	4.53
Investor AB Class B	4.48
Sandvik AB	4.43

TOTAL	57.78%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.66%

AEROSPACE & DEFENSE — 1.05%
FACC AGa	202,145	$2,448,964

		2,448,964
AIR FREIGHT & LOGISTICS — 3.05%
Oesterreichische Post AG	158,710	7,102,300

		7,102,300
BANKS — 25.72%
Erste Group Bank AG	1,170,167	49,381,033
Raiffeisen Bank International AGa	324,506	10,632,786

		60,013,819
CHEMICALS — 3.61%
Lenzing AG	53,397	8,411,586

		8,411,586
CONSTRUCTION & ENGINEERING — 0.69%
Porr AG	56,664	1,613,459

		1,613,459
CONSTRUCTION MATERIALS — 6.44%
RHI AG	133,206	4,865,082
Wienerberger AG	471,227	10,157,179

		15,022,261
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.77%
Telekom Austria AG	673,134	6,469,534

		6,469,534
ELECTRIC UTILITIES — 1.45%
EVN AG	218,918	3,383,529

		3,383,529
ELECTRICAL EQUIPMENT — 1.28%
Zumtobel Group AG	165,552	2,986,815

		2,986,815
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.03%
Austria Technologie & Systemtechnik AGb	183,439	2,533,121
Kapsch TrafficCom AG	41,781	2,199,539

		4,732,660
ENERGY EQUIPMENT & SERVICES — 1.75%
Schoeller-Bleckmann Oilfield Equipment AGa,b	58,765	4,087,142

		4,087,142

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 0.87%
DO & CO AG	38,631	$2,038,990

		2,038,990
INSURANCE — 5.06%
UNIQA Insurance Group AG	610,228	6,184,885
Vienna Insurance Group AG Wiener Versicherung Gruppe	190,908	5,628,867

		11,813,752
MACHINERY — 5.39%
Andritz AG	192,265	10,448,564
Semperit AG Holding[b]	71,570	2,131,067

		12,579,631
METALS & MINING — 9.77%
Voestalpine AG	439,757	22,790,023

		22,790,023
OIL, GAS & CONSUMABLE FUELS — 14.00%
OMV AG	569,061	32,670,905

		32,670,905
REAL ESTATE MANAGEMENT & DEVELOPMENT — 14.73%
BUWOG AG	351,040	10,788,530
CA Immobilien Anlagen AG	337,549	9,613,425
IMMOFINANZ AGb	3,649,871	9,655,009
S IMMO AG	263,902	4,304,690

		34,361,654

TOTAL COMMON STOCKS
(Cost: $201,487,117)		232,527,024

SHORT-TERM INVESTMENTS — 2.89%

MONEY MARKET FUNDS — 2.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	6,611,731	6,613,715
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	135,114	135,114

		6,748,829

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,748,307)		6,748,829

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRIA CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 102.55%
(Cost: $208,235,424)[f]	$239,275,853
Other Assets, Less Liabilities — (2.55)%	(5,953,855)

NET ASSETS — 100.00%	$233,321,998

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $220,363,807. Net unrealized appreciation was $18,912,046, of which $33,971,871 represented gross unrealized appreciation on investments and $15,059,825 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,619,284	4,992,447	[b]	—	6,611,731	$6,613,715	$(221)	$522	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	35,791	99,323	[b]	—	135,114	135,114	2	—	648

						$6,748,829	$(219)	$522	$648

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$232,527,024	$—	$—	$232,527,024
Money market funds	6,748,829	—	—	6,748,829

Total	$239,275,853	$—	$—	$239,275,853

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.69%

AIR FREIGHT & LOGISTICS — 1.87%
bpost SA	49,625	$1,383,530

		1,383,530
BANKS — 9.66%
KBC Group NV	87,299	7,164,606

		7,164,606
BEVERAGES — 22.80%
Anheuser-Busch InBev SA/NV	142,829	16,899,424

		16,899,424
BIOTECHNOLOGY — 3.40%
Ablynx NVa,b	48,228	688,059
Galapagos NVa,b	19,924	1,830,343

		2,518,402
CAPITAL MARKETS — 1.10%
Gimv NV	13,685	816,759

		816,759
CHEMICALS — 10.66%
Solvay SA	28,501	4,128,866
Tessenderlo Group SAa	19,543	855,500
Umicore SA	39,139	2,919,904

		7,904,270
COMMUNICATIONS EQUIPMENT — 0.74%
EVS Broadcast Equipment SA	15,592	545,183

		545,183
CONSTRUCTION & ENGINEERING — 1.03%
Cie. d’Entreprises CFE	5,454	765,142

		765,142
DISTRIBUTORS — 1.10%
D’ieteren SA/NV	17,721	813,665

		813,665
DIVERSIFIED FINANCIAL SERVICES — 9.39%
Ackermans & van Haaren NV	10,644	1,786,836
Groupe Bruxelles Lambert SA	30,879	3,139,245
KBC Ancora	20,249	1,100,063
Sofina SA	6,458	937,857

		6,964,001
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.99%
Proximus SADP	63,018	2,218,817

		2,218,817

Security	Shares	Value
ELECTRIC UTILITIES — 1.44%
Elia System Operator SA/NV	17,909	$1,063,961

		1,063,961
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.01%
Barco NV	7,692	748,428

		748,428
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.59%
Aedifica SA	10,510	1,020,244
Befimmo SA	13,972	876,745
Cofinimmo SA	10,440	1,345,473
Intervest Offices & Warehouses NV	19,896	525,599
Warehouses De Pauw CVA	9,921	1,120,532

		4,888,593
FOOD & STAPLES RETAILING — 2.14%
Colruyt SA	28,643	1,589,454

		1,589,454
FOOD PRODUCTS — 0.48%
Greenyard NV	14,562	355,950

		355,950
HEALTH CARE EQUIPMENT & SUPPLIES — 0.95%
Biocartis NVa,b,c	22,863	277,255
Ion Beam Applications[b]	15,206	424,119

		701,374
HEALTH CARE PROVIDERS & SERVICES — 0.86%
Fagron[a]	41,911	634,808

		634,808
HEALTH CARE TECHNOLOGY — 0.86%
AGFA-Gevaert NVa	144,538	638,562

		638,562
INSURANCE — 4.27%
Ageas	68,236	3,164,715

		3,164,715
IT SERVICES — 0.93%
Econocom Group SA/NV	93,608	686,885

		686,885
MEDIA — 3.26%
Kinepolis Group NV	12,625	730,905
Telenet Group Holding NVa	24,878	1,682,069

		2,412,974
METALS & MINING — 2.13%
Bekaert SA	21,238	1,011,004

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2017

Security	Shares	Value
Nyrstar NVa,b	79,217	$569,230

		1,580,234
OIL, GAS & CONSUMABLE FUELS — 1.20%
Euronav NV	76,797	587,358
Exmar NVb	49,950	298,709

		886,067
PERSONAL PRODUCTS — 1.75%
Ontex Group NV	37,967	1,293,682

		1,293,682
PHARMACEUTICALS — 4.09%
UCB SA	44,071	3,033,204

		3,033,204
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.44%
Melexis NV	11,690	1,070,859

		1,070,859
TEXTILES, APPAREL & LUXURY GOODS — 0.63%
Sioen Industries NV	8,145	268,090
Van de Velde NV	3,872	196,290

		464,380
WIRELESS TELECOMMUNICATION SERVICES — 0.92%
Orange Belgium SA	28,557	685,649

		685,649
TOTAL COMMON STOCKS
(Cost: $74,144,399)		73,893,578

SHORT-TERM INVESTMENTS — 4.76%

MONEY MARKET FUNDS — 4.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	3,505,275	3,506,326
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	25,070	25,070

		3,531,396

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,531,069)		3,531,396

Value
TOTAL INVESTMENTS IN SECURITIES — 104.45%
(Cost: $77,675,468)[g]	$77,424,974
Other Assets, Less Liabilities — (4.45)%	(3,297,428)

NET ASSETS — 100.00%	$74,127,546

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $78,280,507. Net unrealized depreciation was $855,533, of which $6,042,724 represented gross unrealized appreciation on investments and $6,898,257 represented gross unrealized depreciation on investments.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BELGIUM CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,526,272	—	(1,020,997)[b]	3,505,275	$3,506,326	$1,193	$327	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	5,116	19,954[b]	—	25,070	25,070	1	—		292

					$3,531,396	$1,194	$327		$292

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$73,893,578	$—	$—	$73,893,578
Money market funds	3,531,396	—	—	3,531,396

Total	$77,424,974	$—	$—	$77,424,974

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® MSCI FRANCE ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.91%

AEROSPACE & DEFENSE — 6.76%
Airbus SE	250,367	$21,017,856
Dassault Aviation SA	1,055	1,609,629
Safran SA	134,765	13,072,516
Thales SA	45,598	5,041,664
Zodiac Aerospace	88,079	2,545,149

		43,286,814
AIR FREIGHT & LOGISTICS — 0.27%
Bollore SA	375,424	1,741,624

		1,741,624
AUTO COMPONENTS — 2.64%
Cie. Generale des Etablissements Michelin Class B	73,706	10,033,523
Valeo SA	103,057	6,883,422

		16,916,945
AUTOMOBILES — 1.79%
Peugeot SA	222,010	4,681,110
Renault SA	76,465	6,759,099

		11,440,209
BANKS — 9.98%
BNP Paribas SA	483,643	36,748,436
Credit Agricole SA	490,571	8,637,779
Societe Generale SA	330,658	18,488,392

		63,874,607
BEVERAGES — 2.12%
Pernod Ricard SA	91,496	12,487,892
Remy Cointreau SA	9,620	1,097,172

		13,585,064
BUILDING PRODUCTS — 1.84%
Cie. de Saint-Gobain	215,363	11,797,272

		11,797,272
CAPITAL MARKETS — 0.48%
Natixis SA	405,587	3,041,731

		3,041,731
CHEMICALS — 3.69%
Air Liquide SA	167,722	20,448,941
Arkema SA	29,245	3,173,748

		23,622,689
COMMERCIAL SERVICES & SUPPLIES — 0.63%
Edenred	95,617	2,582,787
Societe BIC SA	12,228	1,467,597

		4,050,384

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 4.27%
Bouygues SA	91,749	$4,155,415
Eiffage SA	31,651	3,266,272
Vinci SA	216,866	19,943,296

		27,364,983
CONSTRUCTION MATERIALS — 0.21%
Imerys SA	15,372	1,350,579

		1,350,579
DIVERSIFIED FINANCIAL SERVICES — 0.54%
Eurazeo SA	18,847	1,557,075
Wendel SA	12,146	1,922,736

		3,479,811
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.74%
Iliad SA	11,383	2,936,037
Orange SA	859,747	14,591,231

		17,527,268
ELECTRIC UTILITIES — 0.39%
Electricite de France SA	236,344	2,500,804

		2,500,804
ELECTRICAL EQUIPMENT — 4.31%
Legrand SA	115,172	8,062,317
Schneider Electric SE	242,544	19,530,652

		27,592,969
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.39%
Ingenico Group SA	25,168	2,495,513

		2,495,513
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.21%
Fonciere des Regions	14,368	1,419,011
Gecina SA	20,249	3,151,290
ICADE	14,409	1,278,989
Klepierre SA	94,830	3,816,362
Unibail-Rodamco SE	42,937	10,901,253

		20,566,905
FOOD & STAPLES RETAILING — 0.98%
Carrefour SA	244,387	4,921,944
Casino Guichard Perrachon SA	23,981	1,361,828

		6,283,772
FOOD PRODUCTS — 3.13%
Danone SA	254,378	20,005,736

		20,005,736

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2017

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.76%
Essilor International SA	89,399	$11,271,675

		11,271,675
HOTELS, RESTAURANTS & LEISURE — 1.30%
Accor SA	79,778	3,689,588
Sodexo SA	39,728	4,630,212

		8,319,800
HOUSEHOLD DURABLES — 0.28%
SEB SA	9,721	1,763,643

		1,763,643
INSURANCE — 4.54%
AXA SA	836,074	24,228,943
CNP Assurances	74,222	1,720,729
SCOR SE	74,375	3,112,539

		29,062,211
IT SERVICES — 2.18%
Atos SE	40,668	6,266,182
Capgemini SE	69,253	7,667,845

		13,934,027
LIFE SCIENCES TOOLS & SERVICES — 0.42%
Eurofins Scientific SE	4,726	2,697,557

		2,697,557
MACHINERY — 0.37%
Alstom SA	66,216	2,351,885

		2,351,885
MEDIA — 3.83%
Eutelsat Communications SA	75,179	2,182,219
JCDecaux SA	31,925	1,043,969
Lagardere SCA	50,663	1,625,695
Publicis Groupe SA	87,609	5,905,775
SES SA	157,211	3,589,570
Vivendi SA	443,731	10,168,556

		24,515,784
METALS & MINING — 1.19%
ArcelorMittal[a]	286,433	7,641,719

		7,641,719
MULTI-UTILITIES — 3.14%
Engie SA	734,596	12,244,519
Suez	158,594	3,004,581
Veolia Environnement SA	206,356	4,835,583

		20,084,683
OIL, GAS & CONSUMABLE FUELS — 8.20%
Total SA	1,016,135	52,485,139

		52,485,139

Security	Shares	Value
PERSONAL PRODUCTS — 3.58%
L’Oreal SA	108,553	$22,888,544

		22,888,544
PHARMACEUTICALS — 7.75%
Ipsen SA	16,177	2,170,424
Sanofi	488,831	47,458,418

		49,628,842
PROFESSIONAL SERVICES — 0.42%
Bureau Veritas SA	114,187	2,711,743

		2,711,743
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.74%
STMicroelectronics NV	275,018	4,759,030

		4,759,030
SOFTWARE — 0.85%
Dassault Systemes SE	55,423	5,452,594

		5,452,594
TEXTILES, APPAREL & LUXURY GOODS — 7.96%
Hermes International	13,622	7,195,522
Kering	32,648	12,238,430
LVMH Moet Hennessy Louis Vuitton SE	120,276	31,494,885

		50,928,837
TRADING COMPANIES & DISTRIBUTORS — 0.30%
Rexel SA	130,419	1,945,941

		1,945,941
TRANSPORTATION INFRASTRUCTURE — 0.73%
Aeroports de Paris	12,788	2,278,267
Groupe Eurotunnel SE Registered	201,366	2,397,630

		4,675,897

TOTAL COMMON STOCKS
(Cost: $635,137,666)		639,645,230

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	218,501	218,501

		218,501

TOTAL SHORT-TERM INVESTMENTS
(Cost: $218,501)		218,501

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI FRANCE ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.95%
(Cost: $635,356,167)[d]	$639,863,731
Other Assets, Less Liabilities — 0.05%	336,916

NET ASSETS — 100.00%	$640,200,647

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $646,041,334. Net unrealized depreciation was $6,177,603, of which $35,643,921 represented gross unrealized appreciation on investments and $41,821,524 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	144,475	—		(144,475)[b]	—	$—	$(123)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	19,022	199,479	[b]	—	218,501	218,501	1	—	1,705

						$218,501	$(122)	$—	$1,705

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$639,645,230	$—	$—	$639,645,230
Money market funds	218,501	—	—	218,501

Total	$639,863,731	$—	$—	$639,863,731

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NETHERLANDS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.66%

AIR FREIGHT & LOGISTICS — 0.42%
PostNL NV	201,767	$802,161

		802,161
BANKS — 13.76%
ABN AMRO Group NVa	139,209	3,895,999
ING Groep NV	1,276,031	22,604,382

		26,500,381
BEVERAGES — 6.67%
Coca-Cola European Partners PLC	80,976	3,462,916
Heineken Holding NV	20,214	1,993,249
Heineken NV	64,788	6,788,338
Refresco Group NVa	30,637	594,991

		12,839,494
CAPITAL MARKETS — 0.40%
BinckBank NV	61,029	308,079
Flow Traders[a]	17,159	465,025

		773,104
CHEMICALS — 7.62%
Akzo Nobel NV	88,614	8,091,121
Corbion NV	29,710	894,358
Koninklijke DSM NV	65,635	4,973,070
OCI NVb,c	37,464	709,760

		14,668,309
CONSTRUCTION & ENGINEERING — 1.41%
Arcadis NV	40,527	879,331
Boskalis Westminster	38,809	1,266,543
Koninklijke BAM Groep NV	93,580	560,514

		2,706,388
DIVERSIFIED FINANCIAL SERVICES — 0.00%
SNS REAAL NVb,c,d	68,952	1

		1
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.29%
Koninklijke KPN NV	1,249,575	4,413,774

		4,413,774
ELECTRICAL EQUIPMENT — 0.93%
Kendrion NV	12,570	533,742
Philips Lighting NVa	1,703	62,765
SIF Holding NVc	3,208	60,261
TKH Group NV	19,127	1,126,089

		1,782,857
ENERGY EQUIPMENT & SERVICES — 0.89%
Fugro NV CVA[b,c]	38,083	482,878

Security	Shares	Value
SBM Offshore NV	77,091	$1,232,280

		1,715,158
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.55%
Eurocommercial Properties NV	22,276	953,421
NSI NV	13,286	511,781
VastNed Retail NV	12,349	570,605
Wereldhave NV	19,566	956,534

		2,992,341
FOOD & STAPLES RETAILING — 3.55%
Koninklijke Ahold Delhaize NV	380,658	6,833,718

		6,833,718
FOOD PRODUCTS — 0.43%
ForFarmers NV	6,267	77,898
Wessanen	42,931	748,001

		825,899
HEALTH CARE EQUIPMENT & SUPPLIES — 4.39%
Koninklijke Philips NV	223,780	8,455,130

		8,455,130
HOTELS, RESTAURANTS & LEISURE — 0.05%
Basic-Fit NVa,b	4,614	86,755

		86,755
HOUSEHOLD DURABLES — 0.33%
TomTom NVb,c	60,718	632,652

		632,652
INSURANCE — 4.55%
Aegon NV	654,355	3,731,107
ASR Nederland NV	16,929	655,231
NN Group NV	110,607	4,383,573

		8,769,911
INTERNET SOFTWARE & SERVICES — 0.04%
Takeaway.com Holding BVa,b	1,605	74,419

		74,419
IT SERVICES — 0.82%
InterXion Holding NVb	30,495	1,581,166

		1,581,166
LEISURE PRODUCTS — 0.28%
Accell Group	17,351	532,012

		532,012
MACHINERY — 0.96%
Aalberts Industries NV	41,407	1,839,925

		1,839,925

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS ETF

August 31, 2017

Security	Shares	Value
MEDIA — 2.20%
Altice NV Class Ab	139,536	$3,213,372
Altice NV Class Bb	44,028	1,016,799

		4,230,171
METALS & MINING — 0.07%
AMG Advanced Metallurgical Group NV	3,723	133,740

		133,740
OIL, GAS & CONSUMABLE FUELS — 0.87%
Koninklijke Vopak NV	30,418	1,285,809
VTTI Energy Partners LP	20,406	395,876

		1,681,685
PERSONAL PRODUCTS — 16.76%
Unilever NV CVA	542,802	32,273,304

		32,273,304
PROFESSIONAL SERVICES — 7.93%
Brunel International NVc	20,333	270,748
Intertrust NVa	24,652	395,668
Randstad Holding NV	45,485	2,655,456
RELX NV	342,034	7,171,168
Wolters Kluwer NV	109,322	4,769,354

		15,262,394
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 17.44%
ASM International NV	21,250	1,247,542
ASML Holding NV	121,823	18,901,007
BE Semiconductor Industries NV	17,773	1,150,545
NXP Semiconductors NVb	108,771	12,286,772

		33,585,866
SOFTWARE — 0.90%
Gemalto NV	32,270	1,741,615

		1,741,615
TRADING COMPANIES & DISTRIBUTORS — 2.15%
AerCap Holdings NVb	55,961	2,814,838
IMCD Group NV	22,640	1,329,819

		4,144,657

TOTAL COMMON STOCKS
(Cost: $167,448,235)		191,878,987

SHORT-TERM INVESTMENTS — 0.65%

MONEY MARKET FUNDS — 0.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	1,224,613	1,224,980

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	32,493	$32,493

		1,257,473

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,257,248)		1,257,473

TOTAL INVESTMENTS IN SECURITIES — 100.31%
(Cost: $168,705,483)[h]		193,136,460
Other Assets, Less Liabilities — (0.31)%		(596,784)

NET ASSETS — 100.00%		$192,539,676

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $171,742,276. Net unrealized appreciation was $21,394,184, of which $32,093,559 represented gross unrealized appreciation on investments and $10,699,375 represented gross unrealized depreciation on investments.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NETHERLANDS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	863,112	361,501	[b]	—	1,224,613	$1,224,980	$1,251	$225	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	13,498	18,995	[b]	—	32,493	32,493	3	—		824

						$1,257,473	$1,254	$225		$824

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$191,878,986	$—	$1	$191,878,987
Money market funds	1,257,473	—	—	1,257,473

Total	$193,136,459	$—	$1	$193,136,460

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI SWEDEN CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.11%

BANKS — 25.56%
Nordea Bank AB	3,352,977	$45,044,298
Skandinaviska Enskilda Banken AB Class A	1,592,065	20,687,732
Svenska Handelsbanken AB Class A	1,678,225	25,055,217
Swedbank AB Class A	995,523	26,873,059

		117,660,306
BUILDING PRODUCTS — 4.53%
Assa Abloy AB Class B	966,577	20,868,496

		20,868,496
COMMERCIAL SERVICES & SUPPLIES — 1.44%
Securitas AB Class B	404,073	6,631,848

		6,631,848
COMMUNICATIONS EQUIPMENT — 3.91%
Telefonaktiebolaget LM Ericsson Class B	3,073,272	17,986,173

		17,986,173
CONSTRUCTION & ENGINEERING — 2.03%
Skanska AB Class B	413,470	9,326,957

		9,326,957
DIVERSIFIED FINANCIAL SERVICES — 8.21%
Industrivarden AB Class C	224,511	5,309,930
Investor AB Class B	437,700	20,440,137
Kinnevik AB Class B	291,737	8,766,023
L E Lundbergforetagen AB Class B	42,447	3,283,270

		37,799,360
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.20%
Telia Co. AB	3,098,195	14,756,369

		14,756,369
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.27%
Hexagon AB Class B	307,327	15,058,631

		15,058,631
FOOD & STAPLES RETAILING — 0.98%
ICA Gruppen ABa	112,877	4,493,887

		4,493,887
HEALTH CARE EQUIPMENT & SUPPLIES — 1.08%
Getinge AB Class B	267,645	4,964,517

		4,964,517

Security	Shares	Value
HOUSEHOLD DURABLES — 3.55%
Electrolux AB Class B	294,435	$10,689,774
Husqvarna AB Class B	559,150	5,632,009

		16,321,783
HOUSEHOLD PRODUCTS — 3.62%
Essity AB Class Bb	601,100	16,664,173

		16,664,173
MACHINERY — 24.14%
Alfa Laval AB	367,459	8,312,142
Atlas Copco AB Class A	738,819	28,912,670
Atlas Copco AB Class B	425,950	15,180,860
Sandvik AB	1,226,417	20,236,455
SKF AB Class B	466,593	9,311,513
Volvo AB Class B	1,710,454	29,169,084

		111,122,724
METALS & MINING — 2.52%
Boliden AB	331,714	11,588,845

		11,588,845
OIL, GAS & CONSUMABLE FUELS — 1.16%
Lundin Petroleum ABb	249,346	5,342,670

		5,342,670
SPECIALTY RETAIL — 5.73%
Hennes & Mauritz AB Class B	1,045,037	26,397,285

		26,397,285
TOBACCO — 1.77%
Swedish Match AB	228,614	8,139,185

		8,139,185
WIRELESS TELECOMMUNICATION SERVICES — 2.41%
Millicom International Cellular SA SDR	88,476	5,511,578
Tele2 AB Class B	481,449	5,596,591

		11,108,169

TOTAL COMMON STOCKS
(Cost: $465,732,396)		456,231,378

RIGHTS — 0.02%

HEALTH CARE EQUIPMENT & SUPPLIES — 0.02%
Getinge AB (Expires 09/14/17)[b]	274,747	101,511

		101,511

TOTAL RIGHTS
(Cost: $0)		101,511

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN CAPPED ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.81%

MONEY MARKET FUNDS — 0.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	3,689,579	$3,690,686
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	5,596	5,596

		3,696,282

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,696,548)		3,696,282

Value
TOTAL INVESTMENTS IN SECURITIES — 99.94%
(Cost: $469,428,944)[f]	$460,029,171
Other Assets, Less Liabilities — 0.06%	286,168

NET ASSETS — 100.00%	$460,315,339

SDR — Swedish Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $478,903,931. Net unrealized depreciation was $18,874,760, of which $32,157,507 represented gross unrealized appreciation on investments and $51,032,267 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	3,689,579	[b]	—	3,689,579	$3,690,686	$85	$(266)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	3,595	2,001	[b]	—	5,596	5,596	4	—	1,395

						$3,696,282	$89	$(266)	$1,395

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI SWEDEN CAPPED ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$456,231,378	$—	$—	$456,231,378
Rights	101,511	—	—	101,511
Money market funds	3,696,282	—	—	3,696,282

Total	$460,029,171	$—	$—	$460,029,171

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI France ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$201,487,117	$74,144,399	$635,137,666
Affiliated (Note 2)	6,748,307	3,531,069	218,501

Total cost of investments in securities	$208,235,424	$77,675,468	$635,356,167

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$232,527,024	$73,893,578	$639,645,230
Affiliated (Note 2)	6,748,829	3,531,396	218,501
Foreign currency, at value[b]	49,448	102,161	478,521
Receivables:
Investment securities sold	4,176,123	748,809	1,186,790
Dividends and interest	8,167	27,914	14,775
Tax reclaims	645,392	132,723	—

Total Assets	244,154,983	78,436,581	641,543,817

LIABILITIES
Payables:
Investment securities purchased	4,127,068	773,761	1,094,264
Collateral for securities on loan (Note 1)	6,613,414	3,504,806	—
Investment advisory fees (Note 2)	92,503	30,468	248,906

Total Liabilities	10,832,985	4,309,035	1,343,170

NET ASSETS	$233,321,998	$74,127,546	$640,200,647

Net assets consist of:
Paid-in capital	$277,854,695	$118,877,221	$686,176,655
Undistributed net investment income	304,157	20,272	560,868
Accumulated net realized loss	(75,914,540)	(44,530,472)	(51,058,704)
Net unrealized appreciation (depreciation)	31,077,686	(239,475)	4,521,828

NET ASSETS	$233,321,998	$74,127,546	$640,200,647

Shares outstanding[c]	10,200,000	3,600,000	21,600,000

Net asset value per share	$22.87	$20.59	$29.64

[a]	Securities on loan with values of $6,354,994, $3,352,243 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $49,638, $100,618 and $464,198, respectively.
[c]	$0.001 par value, number of shares authorized: 100 million, 136.2 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Netherlands ETF	iShares MSCI Sweden Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$167,448,235	$465,732,396
Affiliated (Note 2)	1,257,248	3,696,548

Total cost of investments in securities	$168,705,483	$469,428,944

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$191,878,987	$456,332,889
Affiliated (Note 2)	1,257,473	3,696,282
Foreign currency, at value[b]	228,838	989,134
Receivables:
Investment securities sold	9,471,216	3,942,408
Dividends and interest	481,531	1,728
Tax reclaims	—	1,685,045
Foreign withholding tax claims (Note 7)	—	11,396,643

Total Assets	203,318,045	478,044,129

LIABILITIES
Payables:
Investment securities purchased	9,327,678	3,899,861
Collateral for securities on loan (Note 1)	1,223,503	3,691,027
Securities related to in-kind transactions (Note 4)	145,987	—
IRS compliance fee for foreign withholding tax claims (Note 7)	—	8,773,929
Professional fees (Note 7)	—	1,179,664
Investment advisory fees (Note 2)	81,201	184,309

Total Liabilities	10,778,369	17,728,790

NET ASSETS	$192,539,676	$460,315,339

Net assets consist of:
Paid-in capital	$209,046,329	$511,485,787
Undistributed (distributions in excess of) net investment income	890,011	(31,879)
Accumulated net realized loss	(41,831,343)	(42,562,115)
Net unrealized appreciation (depreciation)	24,434,679	(8,576,454)

NET ASSETS	$192,539,676	$460,315,339

Shares outstanding[c]	6,300,000	13,275,000

Net asset value per share	$30.56	$34.68

[a]	Securities on loan with values of $1,186,570 and $3,527,046, respectively. See Note 1.
[b]	Cost of foreign currency: $227,139 and $977,049, respectively.
[c]	$0.001 par value, number of shares authorized: 255 million and 63.6 million, respectively.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Austria Capped ETF	iShares MSCI Belgium Capped ETF	iShares MSCI France ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,872,802	$2,464,136	$11,741,618
Dividends — affiliated (Note 2)	648	292	1,705
Securities lending income — affiliated — net (Note 2)	80,110	78,025	158,583

Total investment income	3,953,560	2,542,453	11,901,906

EXPENSES
Investment advisory fees (Note 2)	591,323	442,656	1,888,632
Proxy fees	2,971	1,937	8,278

Total expenses	594,294	444,593	1,896,910

Net investment income	3,359,266	2,097,860	10,004,996

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,201,674)	(1,443,698)	(4,652,843)
Investments — affiliated (Note 2)	(221)	1,193	(123)
In-kind redemptions — unaffiliated	2,695,958	(489,021)	7,571,026
Foreign currency transactions	(10,461)	6,641	161,297
Realized gain distributions from affiliated funds	2	1	1

Net realized gain (loss)	(4,516,396)	(1,924,884)	3,079,358

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	52,901,602	12,537,384	76,286,554
Investments — affiliated (Note 2)	522	327	—
Translation of assets and liabilities in foreign currencies	76,169	13,771	12,695

Net change in unrealized appreciation/depreciation	52,978,293	12,551,482	76,299,249

Net realized and unrealized gain	48,461,897	10,626,598	79,378,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,821,163	$12,724,458	$89,383,603

[a]	Net of foreign withholding tax of $402,976, $432,010 and $1,599,319, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Netherlands ETF	iShares MSCI Sweden Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,972,089	$11,073,214
Dividends — affiliated (Note 2)	824	1,395
Securities lending income — affiliated — net (Note 2)	18,323	11,464

Total investment income	3,991,236	11,086,073

EXPENSES
Investment advisory fees (Note 2)	869,772	1,664,642
Proxy fees	3,804	7,863

Total expenses	873,576	1,672,505

Net investment income	3,117,660	9,413,568

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,912,461)	(9,659,953)
Investments — affiliated (Note 2)	1,251	85
In-kind redemptions — unaffiliated	5,669,639	8,997,642
Foreign currency transactions	46,806	(8,102)
Realized gain distributions from affiliated funds	3	4

Net realized gain (loss)	3,805,238	(670,324)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	35,465,221	63,408,851
Investments — affiliated (Note 2)	225	(266)
Translation of assets and liabilities in foreign currencies	11,252	925,414

Net change in unrealized appreciation/depreciation	35,476,698	64,333,999

Net realized and unrealized gain	39,281,936	63,663,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,399,596	$73,077,243

[a]	Net of foreign withholding tax of $683,611 and $191,908, respectively.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Austria Capped ETF		iShares MSCI Belgium Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,359,266	$1,511,969	$2,097,860	$3,586,837
Net realized gain (loss)	(4,516,396)	(3,384,444)	(1,924,884)	1,193,969
Net change in unrealized appreciation/depreciation	52,978,293	1,994,024	12,551,482	(1,399,047)

Net increase in net assets resulting from operations	51,821,163	121,549	12,724,458	3,381,759

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,029,256)	(1,345,976)	(2,204,067)	(3,766,140)

Total distributions to shareholders	(3,029,256)	(1,345,976)	(2,204,067)	(3,766,140)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	135,197,556	48,261,666	14,586,717	307,240,550
Cost of shares redeemed	(11,447,909)	(42,386,794)	(83,182,138)	(328,312,366)

Net increase (decrease) in net assets from capital share transactions	123,749,647	5,874,872	(68,595,421)	(21,071,816)

INCREASE (DECREASE) IN NET ASSETS	172,541,554	4,650,445	(58,075,030)	(21,456,197)

NET ASSETS
Beginning of year	60,780,444	56,129,999	132,202,576	153,658,773

End of year	$233,321,998	$60,780,444	$74,127,546	$132,202,576

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$304,157	$(15,415)	$20,272	$50,163

SHARES ISSUED AND REDEEMED
Shares sold	6,900,000	3,100,000	800,000	17,280,000
Shares redeemed	(600,000)	(2,800,000)	(4,480,000)	(19,040,000)

Net increase (decrease) in shares outstanding	6,300,000	300,000	(3,680,000)	(1,760,000)

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI France ETF		iShares MSCI Netherlands ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,004,996	$10,101,361	$3,117,660	$5,525,960
Net realized gain (loss)	3,079,358	(5,468,375)	3,805,238	(9,005,653)
Net change in unrealized appreciation/depreciation	76,299,249	(10,982,251)	35,476,698	10,379,782

Net increase (decrease) in net assets resulting from operations	89,383,603	(6,349,265)	42,399,596	6,900,089

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,786,674)	(10,111,706)	(4,373,491)	(4,368,474)

Total distributions to shareholders	(9,786,674)	(10,111,706)	(4,373,491)	(4,368,474)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	409,375,231	117,552,844	13,981,115	108,170,576
Cost of shares redeemed	(177,825,168)	(122,177,212)	(44,054,461)	(102,397,515)

Net increase (decrease) in net assets from capital share transactions	231,550,063	(4,624,368)	(30,073,346)	5,773,061

INCREASE (DECREASE) IN NET ASSETS	311,146,992	(21,085,339)	7,952,759	8,304,676

NET ASSETS
Beginning of year	329,053,655	350,138,994	184,586,917	176,282,241

End of year	$640,200,647	$329,053,655	$192,539,676	$184,586,917

Undistributed net investment income included in net assets at end of year	$560,868	$181,248	$890,011	$2,099,033

SHARES ISSUED AND REDEEMED
Shares sold	14,800,000	4,800,000	500,000	4,550,000
Shares redeemed	(7,000,000)	(5,000,000)	(1,650,000)	(4,300,000)

Net increase (decrease) in shares outstanding	7,800,000	(200,000)	(1,150,000)	250,000

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Sweden Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,413,568	$11,883,219
Net realized loss	(670,324)	(9,199,802)
Net change in unrealized appreciation/depreciation	64,333,999	(13,928,238)

Net increase (decrease) in net assets resulting from operations	73,077,243	(11,244,821)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,859,546)	(12,154,414)

Total distributions to shareholders	(9,859,546)	(12,154,414)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	206,461,394	49,435,762
Cost of shares redeemed	(94,072,500)	(72,714,714)

Net increase (decrease) in net assets from capital share transactions	112,388,894	(23,278,952)

INCREASE (DECREASE) IN NET ASSETS	175,606,591	(46,678,187)

NET ASSETS
Beginning of year	284,708,748	331,386,935

End of year	$460,315,339	$284,708,748

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(31,879)	$190,625

SHARES ISSUED AND REDEEMED
Shares sold	6,300,000	1,650,000
Shares redeemed	(3,000,000)	(2,625,000)

Net increase (decrease) in shares outstanding	3,300,000	(975,000)

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Austria Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$15.58	$15.59	$17.55	$17.87	$14.53

Income from investment operations:
Net investment income[a]	0.53	0.38	0.25	0.52	0.32
Net realized and unrealized gain (loss)[b]	7.13	(0.06)	(1.96)	(0.18)	3.36

Total from investment operations	7.66	0.32	(1.71)	0.34	3.68

Less distributions from:
Net investment income	(0.37)	(0.33)	(0.25)	(0.66)	(0.34)

Total distributions	(0.37)	(0.33)	(0.25)	(0.66)	(0.34)

Net asset value, end of year	$22.87	$15.58	$15.59	$17.55	$17.87

Total return	49.52%	2.11%	(9.76)%	1.56%	25.49%

Ratios/Supplemental data:
Net assets, end of year (000s)	$233,322	$60,780	$56,130	$63,170	$82,223
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.75%	2.47%	1.54%	2.64%	1.82%
Portfolio turnover rate[c]	18%	15%	18%	30%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Belgium Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$18.16	$17.00	$17.02	$14.36	$11.97

Income from investment operations:
Net investment income[a]	0.43	0.34	0.34	0.32	0.42
Net realized and unrealized gain (loss)[b]	2.51	1.05	(0.00)[c]	2.95	2.36

Total from investment operations	2.94	1.39	0.34	3.27	2.78

Less distributions from:
Net investment income	(0.51)	(0.23)	(0.36)	(0.61)	(0.39)

Total distributions	(0.51)	(0.23)	(0.36)	(0.61)	(0.39)

Net asset value, end of year	$20.59	$18.16	$17.00	$17.02	$14.36

Total return	16.44%	8.20%	1.95%	23.05%	23.43%

Ratios/Supplemental data:
Net assets, end of year (000s)	$74,128	$132,203	$153,659	$164,765	$71,216
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	2.31%	1.92%	2.01%	1.90%	3.01%
Portfolio turnover rate[d]	8%	19%	7%	13%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI France ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$23.84	$25.01	$27.64	$24.85	$20.70

Income from investment operations:
Net investment income[a]	0.69	0.67	0.74	0.66	0.69
Net realized and unrealized gain (loss)[b]	5.69	(1.14)	(2.69)	2.86	4.14

Total from investment operations	6.38	(0.47)	(1.95)	3.52	4.83

Less distributions from:
Net investment income	(0.58)	(0.70)	(0.68)	(0.73)	(0.68)

Total distributions	(0.58)	(0.70)	(0.68)	(0.73)	(0.68)

Net asset value, end of year	$29.64	$23.84	$25.01	$27.64	$24.85

Total return	26.93%	(1.87)%	(7.17)%	14.07%	23.56%

Ratios/Supplemental data:
Net assets, end of year (000s)	$640,201	$329,054	$350,139	$281,923	$526,839
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.57%	2.77%	2.85%	2.36%	2.94%
Portfolio turnover rate[c]	6%	6%	6%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Netherlands ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$24.78	$24.48	$24.64	$22.52	$18.23

Income from investment operations:
Net investment income[a]	0.46	0.71	0.50	0.45	0.44
Net realized and unrealized gain (loss)[b]	5.98	0.08	(0.27)	2.22	4.19

Total from investment operations	6.44	0.79	0.23	2.67	4.63

Less distributions from:
Net investment income	(0.66)	(0.49)	(0.39)	(0.55)	(0.34)

Total distributions	(0.66)	(0.49)	(0.39)	(0.55)	(0.34)

Net asset value, end of year	$30.56	$24.78	$24.48	$24.64	$22.52

Total return	26.44%	3.32%	0.87%	11.80%	25.57%

Ratios/Supplemental data:
Net assets, end of year (000s)	$192,540	$184,587	$176,282	$165,092	$253,390
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.74%	2.97%	2.01%	1.78%	2.09%
Portfolio turnover rate[c]	14%	24%	6%	7%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Sweden Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$28.54	$30.26	$34.11	$31.97	$27.32

Income from investment operations:
Net investment income[a]	0.86	1.05	1.30 [b]	1.04	0.97
Net realized and unrealized gain (loss)[c]	6.04	(1.63)	(3.75)	2.33	4.70

Total from investment operations	6.90	(0.58)	(2.45)	3.37	5.67

Less distributions from:
Net investment income	(0.76)	(1.14)	(1.40)	(1.23)	(1.02)

Total distributions	(0.76)	(1.14)	(1.40)	(1.23)	(1.02)

Net asset value, end of year	$34.68	$28.54	$30.26	$34.11	$31.97

Total return	24.30%	(1.91)%	(7.46)%[b]	10.49%	21.02%

Ratios/Supplemental data:
Net assets, end of year (000s)	$460,315	$284,709	$331,387	$404,256	$434,006
Ratio of expenses to average net assets	0.49%	0.48%	0.92%	0.48%	0.51%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	n/a	n/a	0.48%	n/a	n/a
Ratio of net investment income to average net assets	2.74%	3.65%	3.97%[b]	2.97%	3.13%
Portfolio turnover rate[d]	9%	7%	4%	7%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fees and professional fees (See Note 7), which resulted in the following increases:
•	Net investment income per share by $0.42
•	Total return by 1.14%
•	Ratio of net investment income to average net assets by 1.31%
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Austria Capped	Non-diversified
MSCI Belgium Capped	Non-diversified
MSCI France	Non-diversified
MSCI Netherlands	Non-diversified
MSCI Sweden Capped[a]	Non-diversified

[a]	Formerly the iShares MSCI Sweden ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Austria Capped
Credit Suisse Securities (USA) LLC	$419,420	$419,420	$—
Deutsche Bank Securities Inc.	40,793	40,793	—
Goldman Sachs & Co.	4,731,820	4,731,820	—
Morgan Stanley & Co. LLC	160,171	160,171	—
State Street Bank & Trust Company	696,450	696,450	—
UBS Securities LLC	306,340	306,340	—

	$6,354,994	$6,354,994	$—

MSCI Belgium Capped
Citigroup Global Markets Inc.	$354,102	$354,102	$—
Deutsche Bank Securities Inc.	157,039	157,039	—
Goldman Sachs & Co.	200,230	200,230	—
JPMorgan Securities LLC	116,171	116,171	—
Morgan Stanley & Co. LLC	2,457,744	2,457,744	—
Nomura Securities International Inc.	23,376	23,376	—
State Street Bank & Trust Company	17,770	17,770	—
UBS AG	25,811	25,811	—

	$3,352,243	$3,352,243	$—

MSCI Netherlands
Credit Suisse Securities (USA) LLC	$55,584	$55,584	$—
HSBC Bank PLC	128,550	128,550	—
Merrill Lynch, Pierce, Fenner & Smith	822,022	822,022	—
State Street Bank & Trust Company	180,414	180,414	—

	$1,186,570	$1,186,570	$—

MSCI Sweden Capped
HSBC Bank PLC	$283,025	$283,025	$—
Morgan Stanley & Co. LLC	3,244,021	3,244,021	—

	$3,527,046	$3,527,046	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Austria Capped	$20,983
MSCI Belgium Capped	18,915
MSCI France	35,371
MSCI Netherlands	4,913
MSCI Sweden Capped	3,517

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$325,356	$835,092
MSCI Belgium Capped	3,062,593	170,454
MSCI France	2,036,537	2,446,980
MSCI Netherlands	2,525,705	5,647,845
MSCI Sweden Capped	8,312,879	6,368,226

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Austria Capped	$25,048,089	$22,134,129
MSCI Belgium Capped	7,192,537	7,431,981
MSCI France	30,638,707	22,504,526
MSCI Netherlands	25,098,232	24,536,663
MSCI Sweden Capped	36,463,829	30,744,473

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Austria Capped	$132,326,954	$11,385,729
MSCI Belgium Capped	14,431,357	82,815,891
MSCI France	400,403,605	176,952,212
MSCI Netherlands	11,950,433	43,879,914
MSCI Sweden Capped	197,504,454	93,671,140

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2017, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Austria Capped	$(4,914,676)	$(10,438)	$4,925,114
MSCI Belgium Capped	(9,021,870)	76,316	8,945,554
MSCI France	(3,831,720)	161,298	3,670,422
MSCI Netherlands	(2,215,416)	46,809	2,168,607
MSCI Sweden Capped	(9,514,386)	223,474	9,290,912

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Austria Capped
Ordinary income	$3,029,256	$1,345,976

MSCI Belgium Capped
Ordinary income	$2,204,067	$3,766,140

MSCI France
Ordinary income	$9,786,674	$10,111,706

MSCI Netherlands
Ordinary income	$4,373,491	$4,368,474

MSCI Sweden Capped
Ordinary income	$9,859,546	$12,154,414

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI Austria Capped	$1,765,330	$(65,247,330)	$18,949,303	$(44,532,697)
MSCI Belgium Capped	372,616	(44,277,777)	(844,514)	(44,749,675)
MSCI France	560,868	(40,373,537)	(6,163,339)	(45,976,008)
MSCI Netherlands	890,011	(38,794,550)	21,397,886	(16,506,653)
MSCI Sweden Capped	2,672,020	(36,595,951)	(17,246,517)	(51,170,448)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, foreign withholding tax reclaims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI Austria Capped	$34,763,382	16,657,011	$13,826,937	$65,247,330
MSCI Belgium Capped	14,428,086	10,826,174	19,023,517	44,277,777
MSCI France	30,506,193	7,008,530	2,858,814	40,373,537
MSCI Netherlands	14,209,375	22,256,170	2,329,005	38,794,550
MSCI Sweden Capped	22,867,464	8,483,510	5,244,977	36,595,951

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Sweden ETF has filed claims to recover taxes withheld by Sweden on dividend income on the basis that Sweden had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Sweden based upon favorable determinations issued by the Swedish Tax Authority. The Fund continues to evaluate developments in Sweden for potential impacts to the receivables recorded. Swedish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Sweden that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Fund, under the approval of the Board, is seeking a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued a liability for the estimated IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

Effective September 1, 2017, the iShares MSCI Netherlands ETF will track a new underlying index, the MSCI Netherlands IMI 25/50 Index, and will cease to track the MSCI Netherlands Investable Market Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF,

iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF, iShares MSCI France ETF, iShares MSCI Netherlands ETF and iShares MSCI Sweden Capped ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Austria Capped	$3,953,705
MSCI Belgium Capped	2,629,632
MSCI France	13,282,122
MSCI Netherlands	4,619,683
MSCI Sweden Capped	10,615,738

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Austria Capped	$4,275,778	$402,717
MSCI Belgium Capped	2,896,146	431,458
MSCI France	13,340,937	1,598,141
MSCI Netherlands	4,655,700	683,611
MSCI Sweden Capped	11,265,122	30,853

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Austria Capped ETF, iShares MSCI Belgium Capped ETF and iShares MSCI Netherlands ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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Board Review and Approval of Investment Advisory

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The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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Contract (Continued)

iSHARES®, INC.

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI France ETF and iShares MSCI Sweden Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Austria Capped	$0.368112	$—	$—	$0.368112	100%	—%	—%	100%
MSCI Belgium Capped	0.506019	—	—	0.506019	100	—	—	100
MSCI France	0.584890	—	—	0.584890	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Austria Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	21	1.52
Greater than 0.5% and Less than 1.0%	137	9.91
Greater than 0.0% and Less than 0.5%	538	38.91
At NAV	15	1.08
Less than 0.0% and Greater than –0.5%	509	36.80
Less than –0.5% and Greater than –1.0%	116	8.39
Less than –1.0% and Greater than –1.5%	26	1.88
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Belgium Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	139	10.05
Greater than 0.0% and Less than 0.5%	613	44.33
At NAV	15	1.08
Less than 0.0% and Greater than –0.5%	486	35.15
Less than –0.5% and Greater than –1.0%	82	5.93
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	2	0.14

	1,383	100.00%

iShares MSCI France ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	44	3.18
Greater than 0.5% and Less than 1.0%	171	12.36
Greater than 0.0% and Less than 0.5%	614	44.40
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	425	30.74
Less than –0.5% and Greater than –1.0%	75	5.42
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	4	0.29
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	2	0.14

	1,383	100.00%

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Netherlands ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	18	1.30
Greater than 0.5% and Less than 1.0%	123	8.89
Greater than 0.0% and Less than 0.5%	635	45.92
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	480	34.72
Less than –0.5% and Greater than –1.0%	81	5.86
Less than –1.0% and Greater than –1.5%	17	1.23
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Sweden Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	36	2.60
Greater than 0.5% and Less than 1.0%	152	10.99
Greater than 0.0% and Less than 0.5%	564	40.79
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	457	33.04
Less than –0.5% and Greater than –1.0%	111	8.03
Less than –1.0% and Greater than –1.5%	26	1.88
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5%	3	0.22

	1,383	100.00%

SUPPLEMENTAL INFORMATION	67

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	69

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	71

Notes:

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	73

Notes:

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-802-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Eurozone ETF | EZU | BATS
➢	iShares MSCI Germany ETF | EWG | NYSE Arca
➢	iShares MSCI Italy Capped ETF | EWI | NYSE Arca
➢	iShares MSCI Spain Capped ETF | EWP | NYSE Arca
➢	iShares MSCI Switzerland Capped ETF | EWL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EUROZONE ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.72%	24.07%	24.91%	24.72%	24.07%	24.91%
5 Years	10.16%	10.20%	10.29%	62.26%	62.53%	63.22%
10 Years	0.12%	0.12%	0.23%	1.25%	1.16%	2.32%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,193.10	$2.65	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EUROZONE ETF

The iShares MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries that use the euro as their official currency, as represented by the MSCI EMU Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 24.72%, net of fees, while the total return for the Index was 24.91%.

The Eurozone economy posted strong growth during the reporting period, though inflation remained low enough for the ECB to keep interest rates at zero percent, stating that a considerable amount of monetary accommodation remained necessary. Household consumption, which historically accounts for more than half of the Eurozone’s average economic growth, was the largest driver of the economy, as consumer spending reached a record high in the second quarter of 2017. A declining unemployment rate helped increase consumer spending.

The equity markets in France and Germany, which together represented approximately 62% of the Index on average during the reporting period, were the leading contributors to the Index’s return. French stocks rose significantly after the election of the country’s new president, Emmanuel Macron, while the German market was helped by a combination of low interest rates, low unemployment, and stable public finances.

Spain, the Netherlands, and Italy also contributed to the Index’s performance. In Spain, household consumption increased thanks to a combination of robust job creation and credit growth. The Netherlands’ economy benefited from strong employment growth and increased consumer optimism. Italy’s economic acceleration was strengthened by business and consumer confidence levels that approached multi-year highs.

From a sector standpoint, the financials sector, representing about 20% of the Index on average, contributed the most to the Index’s return for the reporting period. Banks and insurance stocks contributed the most to the sector, as many companies in these industries restructured and streamlined in order to increase income in the low interest rate environment. The industrials and consumer discretionary sectors were also strong contributors to the Index’s return.

From a currency perspective, the euro appreciated about 6% relative to the U.S. dollar during the reporting period, making it a relatively large contributor to the Index’s performance, as returns on Eurozone investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	20.84%
Industrials	14.53
Consumer Discretionary	13.36
Consumer Staples	10.38
Health Care	8.51
Materials	8.14
Information Technology	7.89
Utilities	5.29
Energy	5.08
Telecommunication Services	4.18
Real Estate	1.80

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

France	31.90%
Germany	28.91
Netherlands	11.43
Spain	10.75
Italy	7.48
Belgium	3.63
Finland	3.10
Ireland	1.34
Austria	0.78
Portugal	0.48

TOTAL	99.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.63%	19.72%	19.89%	19.63%	19.72%	19.89%
5 Years	9.69%	9.84%	9.88%	58.76%	59.88%	60.18%
10 Years	2.10%	2.09%	2.20%	23.10%	23.01%	24.28%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,133.90	$2.64	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY ETF

The iShares MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of German equities, as represented by the MSCI Germany Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 19.63%, net of fees, while the total return for the Index was 19.89%.

The German economy expanded solidly on an annual basis through the second quarter of 2017, due to healthy domestic demand and government spending. Net trade negatively affected the economy, however, as sales to countries outside the E.U. declined. The unemployment rate declined to 3.7%, the nation’s lowest jobless rate in 37 years, which helped consumer spending increase. Inflation was volatile but remained low, while the ECB’s benchmark interest rate remained at zero percent throughout the reporting period.

The financials sector, representing about 15% of the Index on average, was the largest contributor to the Index’s return during the reporting period. The insurance industry was the main contributor to the sector, as companies restructured, streamlined, and introduced digital applications to consumers to boost their bottom lines amid low interest rates. The materials and industrials sectors, each representing approximately 14% of the Index on average, also contributed to the Index’s performance. Better-than-expected earnings for chemical companies boosted the materials sector. Within the industrials sector, transportation-related companies benefited from increased shipping demand amid the improved global economy.

The information technology and healthcare sectors were notable contributors to the Index’s performance as well during the reporting period, as was the consumer discretionary sector, the largest sector in the Index, comprising approximately 19% of the Index on average.

In currency terms, the euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, was a contributor to the Index’s return, as returns on German investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Discretionary	18.08%
Financials	15.32
Materials	14.13
Industrials	14.06
Health Care	13.68
Information Technology	10.25
Telecommunication Services	4.74
Consumer Staples	3.81
Utilities	3.30
Real Estate	2.63

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Bayer AG Registered	7.95%
SAP SE	7.74
Siemens AG Registered	7.51
Allianz SE Registered	7.34
BASF SE	6.68
Daimler AG Registered	5.27
Deutsche Telekom AG Registered	4.44
adidas AG	3.17
Deutsche Post AG Registered	3.02
Linde AG	2.67

TOTAL	55.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI ITALY CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	37.37%	37.89%	37.57%	37.37%	37.89%	37.57%
5 Years	7.81%	7.94%	7.77%	45.65%	46.55%	45.40%
10 Years	(4.50)%	(4.49)%	(4.52)%	(36.90)%	(36.83)%	(37.03)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Italy Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Italy 25/50 Index.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,297.90	$2.78	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ITALY CAPPED ETF

The iShares MSCI Italy Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Italian equities, as represented by the MSCI Italy 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 37.37%, net of fees, while the total return for the Index was 37.57%.

Italy posted a moderate level of economic growth during the reporting period, though its rate of growth trailed most other countries in the Eurozone. Nevertheless, Italy’s recent increase in consumer confidence led to more willingness to spend generally and higher retail sales specifically. Business confidence also increased, due to expectations for growth amid the improving economies of its major trading partners. However, demand for Italy’s exports generally did not affect the nation’s economic growth in the second quarter of 2017. Italy also continued to have one of the highest jobless rates of any developed nation in the world.

The financials sector, representing about 33% of the Index on average, was the most significant contributor to the Index’s performance during the reporting period. The stock prices of Italian banks, which had been low due to bad loans and insufficient capital, increased sharply after a taxpayer bailout package helped instill new optimism about the country’s financial system. The consumer discretionary sector also contributed to the Index’s performance, due largely to the strong sales of luxury Italian sports cars amid low global interest rates and the strong global economy.

The utilities sector, particularly electric utilities, also was a notable contributor to the Index’s return for the reporting period, as was the industrials sector, driven by the strong performance of machinery and transportation infrastructure stocks.

The euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance, as returns on Italian investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	34.59%
Energy	17.42
Utilities	16.04
Industrials	13.17
Consumer Discretionary	12.69
Telecommunication Services	4.51
Health Care	1.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Enel SpA	12.76%
Intesa Sanpaolo SpA	10.87
UniCredit SpA	10.36
Eni SpA	10.09
Fiat Chrysler Automobiles NV	4.64
Ferrari NV	4.55
Atlantia SpA	4.53
Assicurazioni Generali SpA	4.49
Snam SpA	4.11
CNH Industrial NV	4.11

TOTAL	70.51%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI SPAIN CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	31.48%	31.59%	32.07%	31.48%	31.59%	32.07%
5 Years	9.16%	9.29%	9.63%	54.99%	55.91%	58.38%
10 Years	(0.53)%	(0.53)%	(0.65)%	(5.16)%	(5.20)%	(6.34)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Spain Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Spain 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,237.70	$2.71	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

The iShares MSCI Spain Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Spanish equities, as represented by the MSCI Spain 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 31.48%, net of fees, while the total return for the Index was 32.07%.

Spain’s economy increased at a 3.1% annualized rate in the second quarter of 2017 due to the strong performance of both its domestic and external sectors. Household consumption solidly increased, as households benefited from an employment growth rate that topped 60% in the first half of 2017. Amid this environment, robust household spending outweighed the negative consequences of higher inflation and a decrease in wage growth. Export levels increased amid strong global demand for energy and chemical products, as well as food, beverages, and consumer goods. Tourism revenues increased during the second half of the reporting period, which also benefited the Spanish economy.

The financials sector, which comprised about 41% of the Index on average during the reporting period, was the most significant contributor to the Index’s return. The sector primarily benefited from the Spanish banks industry. Despite ultra-low interest rates and capital constraints caused by bad loans, bank stocks increased after the ECB arranged a rescue of one bank by another, which investors felt could reduce competitive pressures in the industry and increase its overall profitability. The industrials sector also contributed to the Index’s return. Transportation companies were strong contributors to the sector, reflective of the growing confidence in Spain’s economic recovery. The utilities and energy sectors also contributed meaningfully to the Index’s return.

From a currency perspective, the euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance, as returns on Spanish investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	42.54%
Industrials	18.16
Utilities	10.58
Telecommunication Services	8.57
Consumer Discretionary	5.55
Energy	5.53
Information Technology	4.96
Health Care	2.41
Consumer Staples	1.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Banco Santander SA	19.07%
Banco Bilbao Vizcaya Argentaria SA	10.15
Telefonica SA	8.57
Industria de Diseno Textil SA	5.56
Amadeus IT Group SA	4.96
Iberdrola SA	4.68
Repsol SA	4.58
CaixaBank SA	4.46
Abertis Infraestructuras SA	4.35
Aena SA	4.12

TOTAL	70.50%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SWITZERLAND CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.90%	16.33%	16.13%	15.90%	16.33%	16.13%
5 Years	10.02%	10.16%	10.26%	61.21%	62.26%	62.99%
10 Years	5.25%	5.29%	4.99%	66.80%	67.41%	62.75%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Switzerland Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Switzerland 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,122.90	$2.62	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

The iShares MSCI Switzerland Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Swiss equities, as represented by the MSCI Switzerland 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 15.90%, net of fees, while the total return for the Index was 16.13%.

The Swiss economy grew modestly during the reporting period. Expansion was mainly due to domestic demand, which increased amid the nation’s lowest unemployment rate in nearly three years and increased consumer spending on healthcare and housing. The country’s export activity in the second quarter of 2017 was positive, attributable to higher sales of chemical and pharmaceutical products, metals, and watches, particularly to non-Eurozone countries such as Singapore, Hong Kong, and the U.S. The strength of the Swiss franc remained a concern, however, as it tends to reduce export growth and corporate profit margins. The healthcare sector, the Index’s largest sector, comprising about 31% of the Index on average, was the largest contributor to the Index’s return for the reporting period. Within the sector, the pharmaceuticals industry was the most significant contributor, as foreign demand helped increase Swiss pharmaceutical exports to record highs in the first half of 2017.

The financials sector was also a notable contributor to the Index’s return, as companies in the capital markets and insurance industries performed better than expected amid the negative interest rate policy of the Swiss central bank.

Other contributions to the Index’s return during the reporting period came from the consumer discretionary and consumer staples sectors. The former benefited from luxury jewelers and watchmakers, while, for the latter, food products companies helped the most.

From a currency perspective, the Swiss franc, which appreciated about 2% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance, as returns on Swiss investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Health Care	30.22%
Consumer Staples	21.94
Financials	20.18
Industrials	11.46
Consumer Discretionary	7.07
Materials	6.86
Telecommunication Services	1.42
Real Estate	0.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Nestle SA Registered	19.68%
Novartis AG Registered	13.18
Roche Holding AG	12.46
UBS Group AG	4.42
Cie. Financiere Richemont SA Class A Registered	4.31
ABB Ltd. Registered	4.25
Zurich Insurance Group AG	4.16
Credit Suisse Group AG Registered	3.34
Swiss Re AG	2.80
LafargeHolcim Ltd. Registered	2.58

TOTAL	71.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.05%

AUSTRIA — 0.78%
Andritz AG	210,915	$11,462,090
Erste Group Bank AG	862,804	36,410,318
OMV AG	435,150	24,982,813
Raiffeisen Bank International AGa	416,682	13,653,031
Voestalpine AG	327,185	16,956,078

		103,464,330
BELGIUM — 3.62%
Ageas	552,470	25,622,989
Anheuser-Busch InBev SA/NV	2,196,292	259,863,681
Colruyt SA	176,885	9,815,682
Groupe Bruxelles Lambert SA	228,962	23,276,917
KBC Group NV	721,300	59,196,897
Proximus SADP	443,512	15,615,728
Solvay SA	214,897	31,131,570
Telenet Group Holding NVa	154,333	10,434,873
UCB SA	365,053	25,124,915
Umicore SA	276,172	20,603,382

		480,686,634
FINLAND — 3.09%
Elisa OYJ	412,147	17,983,050
Fortum OYJ	1,297,316	23,259,065
Kone OYJ Class B	974,116	52,787,383
Metso OYJ	322,236	10,665,677
Neste OYJ	380,931	16,774,996
Nokia OYJ	16,800,343	103,964,249
Nokian Renkaat OYJ	332,657	14,044,054
Orion OYJ Class B	295,425	13,971,954
Sampo OYJ Class A	1,283,805	67,676,812
Stora Enso OYJ Class R	1,583,660	20,786,251
UPM-Kymmene OYJ	1,535,332	39,902,269
Wartsila OYJ Abp	426,671	29,396,235

		411,211,995
FRANCE — 31.82%
Accor SA	529,011	24,465,801
Aeroports de Paris	86,008	15,322,892
Air Liquide SA	1,119,645	136,508,957
Airbus SE	1,672,678	140,418,295
Alstom SA	443,128	15,739,185
Arkema SA	195,955	21,265,574
Atos SE	271,461	41,827,084
AXA SA	5,581,411	161,746,081

Security	Shares	Value
BNP Paribas SA	3,228,399	$245,302,040
Bollore SA	2,477,108	11,491,516
Bouygues SA	611,363	27,689,319
Bureau Veritas SA	767,732	18,232,305
Capgemini SE	463,416	51,310,443
Carrefour SA	1,632,354	32,875,540
Casino Guichard Perrachon SA	158,605	9,006,826
Cie. de Saint-Gobain	1,440,370	78,901,371
Cie. Generale des Etablissements Michelin Class B	493,690	67,205,521
CNP Assurances	485,313	11,251,273
Credit Agricole SA	3,256,779	57,344,066
Danone SA	1,702,987	133,932,606
Dassault Aviation SA	7,016	10,704,414
Dassault Systemes SE	370,478	36,448,156
Edenred	636,294	17,187,444
Eiffage SA	210,881	21,762,176
Electricite de France SA	1,602,040	16,951,514
Engie SA	4,945,651	82,435,944
Essilor International SA	598,492	75,459,541
Eurazeo SA	121,730	10,056,922
Eurofins Scientific SE	31,622	18,049,542
Eutelsat Communications SA	502,591	14,588,699
Fonciere des Regions	96,594	9,539,805
Gecina SA	136,363	21,221,757
Groupe Eurotunnel SE Registered	1,335,603	15,902,796
Hermes International	90,766	47,945,146
ICADE	102,200	9,071,603
Iliad SA	76,021	19,608,229
Imerys SA	102,162	8,975,920
Ingenico Group SA	168,023	16,660,189
Ipsen SA	108,017	14,492,350
JCDecaux SA	216,935	7,093,922
Kering	218,132	81,768,963
Klepierre SA	638,232	25,685,167
L’Oreal SA	725,083	152,884,710
Lagardere SCA	342,970	11,005,358
Legrand SA	771,219	53,987,182
LVMH Moet Hennessy Louis Vuitton SE	802,722	210,196,859
Natixis SA	2,681,813	20,112,466
Orange SA	5,748,154	97,555,026
Pernod Ricard SA	613,151	83,686,319

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
Peugeot SA	1,477,770	$31,158,976
Publicis Groupe SA	584,632	39,410,394
Remy Cointreau SA	64,045	7,304,404
Renault SA	511,770	45,237,744
Rexel SA	875,440	13,062,168
Safran SA	902,763	87,570,095
Sanofi	3,275,001	317,955,214
Schneider Electric SE	1,620,545	130,493,028
SCOR SE	488,497	20,443,239
SEB SA	64,629	11,725,385
SES SA	1,053,231	24,048,228
Societe BIC SA	83,595	10,033,022
Societe Generale SA	2,206,789	123,390,274
Sodexo SA	264,724	30,853,004
STMicroelectronics NV	1,839,738	31,835,621
Suez	1,111,783	21,062,855
Thales SA	305,472	33,775,322
Total SA	6,816,131	352,065,013
Unibail-Rodamco SE	287,235	72,925,946
Valeo SA	686,481	45,851,695
Veolia Environnement SA	1,407,361	32,978,984
Vinci SA	1,450,562	133,395,676
Vivendi SA	2,962,967	67,899,463
Wendel SA	81,813	12,951,159
Zodiac Aerospace	587,507	16,976,721

		4,227,278,444
GERMANY — 27.30%
adidas AG	542,765	121,670,000
Allianz SE Registered	1,315,877	281,209,076
Axel Springer SE	137,323	8,489,689
BASF SE	2,646,530	256,027,300
Bayer AG Registered	2,381,950	304,429,156
Bayerische Motoren Werke AG	952,727	88,350,338
Beiersdorf AG	292,016	31,134,894
Brenntag AG	444,897	23,545,667
Commerzbank AGa	3,059,862	37,979,346
Continental AG	316,701	71,370,438
Covestro AGb	322,404	25,302,026
Daimler AG Registered	2,773,571	201,905,749
Deutsche Bank AG Registered[c]	5,958,362	95,420,045
Deutsche Boerse AG	555,657	59,317,099
Deutsche Lufthansa AG Registered	678,434	16,994,848
Deutsche Post AG Registered	2,805,854	116,238,682

Security	Shares	Value
Deutsche Telekom AG Registered	9,427,325	$169,915,430
Deutsche Wohnen SE Bearer	1,025,572	43,504,696
E.ON SE	6,362,251	71,820,910
Evonik Industries AG	469,814	15,209,633
Fraport AG Frankfurt Airport Services Worldwide	119,848	11,810,766
Fresenius Medical Care AG & Co. KGaA	619,706	57,836,299
Fresenius SE & Co. KGaA	1,195,812	101,068,672
GEA Group AGc	528,802	23,261,620
Hannover Rueck SE	172,718	20,904,054
HeidelbergCement AG	428,089	41,047,204
Henkel AG & Co. KGaA	296,810	35,887,617
HOCHTIEF AG	55,728	9,809,051
HUGO BOSS AG	182,287	15,411,025
Infineon Technologies AG	3,266,237	75,218,116
Innogy SEb	409,994	18,047,527
K+S AG Registered[c]	550,262	13,097,208
KION Group AG	199,930	18,212,319
Lanxess AG	264,078	19,669,732
Linde AG	535,289	102,492,995
MAN SE	104,477	11,714,495
Merck KGaA	371,480	40,746,849
METRO AGa,c	507,414	9,905,599
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	449,209	92,606,758
Osram Licht AG	242,411	19,880,195
ProSiebenSat.1 Media SE Registered	672,010	22,514,477
QIAGEN NV	624,296	20,006,680
RTL Group SAa	112,474	8,524,668
RWE AGa	1,500,217	37,375,489
SAP SE	2,831,600	296,587,573
Siemens AG Registered	2,204,357	287,759,327
Symrise AG	356,255	26,006,055
Telefonica Deutschland Holding AG	2,133,944	11,533,406
thyssenkrupp AG	1,055,989	31,625,158
United Internet AG Registered[c,d]	353,512	20,951,468
Volkswagen AG	92,216	14,214,250
Vonovia SE	1,348,969	56,942,512

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
Zalando SEa,b,c	318,818	$15,080,208

		3,627,584,394
IRELAND — 1.33%
Bank of Ireland Group PLC[a]	2,628,787	21,877,545
CRH PLC	2,389,027	83,320,581
Irish Bank Resolution Corp. Ltd.[a,e]	446,666	5
Kerry Group PLC Class A	461,636	42,935,659
Paddy Power Betfair PLC	231,152	20,278,709
Ryanair Holdings PLC[a]	42,432	900,738
Ryanair Holdings PLC ADR[a]	68,498	7,788,223

		177,101,460
ITALY — 7.29%
Assicurazioni Generali SpA	3,595,729	64,295,404
Atlantia SpA	1,307,392	41,967,657
CNH Industrial NV	2,949,966	33,423,740
Enel SpA	23,672,850	143,115,490
Eni SpA	7,344,565	114,999,775
EXOR NV	313,988	20,120,879
Ferrari NV	354,963	40,555,673
Fiat Chrysler Automobiles NVa	3,081,663	46,346,913
Intesa Sanpaolo SpA	36,475,456	122,984,986
Leonardo SpA	873,382	14,755,144
Luxottica Group SpA	489,282	28,125,539
Mediobanca SpA	1,631,107	16,716,096
Poste Italiane SpA[b]	1,527,593	11,087,623
Prysmian SpA	592,442	18,609,032
Recordati SpA	300,169	12,840,210
Saipem SpA[a,c]	1,779,092	6,595,074
Snam SpA	6,801,880	33,074,814
Telecom Italia SpA/Milano[a]	33,092,350	31,651,828
Tenaris SA	1,377,701	18,394,156
Terna Rete Elettrica Nazionale SpA	4,293,406	25,317,964
UniCredit SpA[a]	5,764,346	117,121,666
UnipolSai Assicurazioni SpA	3,013,219	6,831,665

		968,931,328
NETHERLANDS — 11.41%
ABN AMRO Group NVb	1,077,351	30,151,493
Aegon NV	5,075,558	28,940,638
AerCap Holdings NVa	426,685	21,462,255
Akzo Nobel NV	728,219	66,491,842
Altice NV Class Aa,c	1,313,874	30,257,182
Altice NV Class Ba	312,606	7,219,439
ArcelorMittal[a]	1,913,329	51,045,521

Security	Shares	Value
ASML Holding NV	1,075,282	$166,831,489
Boskalis Westminster	261,609	8,537,686
Gemalto NVc	234,154	12,637,313
Heineken Holding NV	290,208	28,616,634
Heineken NV	665,803	69,761,315
ING Groep NV	11,182,489	198,093,345
Koninklijke Ahold Delhaize NV	3,691,413	66,269,657
Koninklijke DSM NV	523,713	39,680,982
Koninklijke KPN NV	9,862,453	34,836,357
Koninklijke Philips NV	2,679,857	101,253,642
Koninklijke Vopak NV	216,589	9,155,503
NN Group NV	898,600	35,613,283
NXP Semiconductors NVa	997,931	112,726,286
Randstad Holding NV	344,241	20,097,103
RELX NV	2,794,327	58,586,537
Unilever NV CVA	4,695,252	279,164,956
Wolters Kluwer NV	871,313	38,012,482

		1,515,442,940
PORTUGAL — 0.48%
EDP – Energias de Portugal SA	6,861,632	26,308,875
Galp Energia SGPS SA	1,338,162	22,129,977
Jeronimo Martins SGPS SA	770,015	15,343,285

		63,782,137
SPAIN — 10.73%
Abertis Infraestructuras SA	2,052,412	41,481,897
ACS Actividades de Construccion y Servicios SA	720,688	27,212,781
Aena SAb	199,167	38,845,325
Amadeus IT Group SA	1,279,517	79,209,774
Banco Bilbao Vizcaya Argentaria SA	19,272,325	170,059,226
Banco de Sabadell SA	15,555,404	34,158,070
Banco Santander SA	46,332,958	300,710,270
Bankia SA	2,979,705	14,485,568
Bankinter SA	2,062,681	19,643,086
CaixaBank SA	10,405,303	53,664,788
Distribuidora Internacional de Alimentacion SA	1,873,442	11,840,509
Enagas SA	428,279	12,604,768
Endesa SA	914,714	22,038,248
Ferrovial SA	1,443,648	32,859,566
Gas Natural SDG SA	1,009,747	24,513,958
Grifols SA	868,699	24,528,900
Iberdrola SA	16,833,566	137,312,060
Industria de Diseno Textil SA	3,170,036	120,282,980

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
International Consolidated Airlines Group SA	1,874,240	$14,811,397
Mapfre SA	3,298,097	11,657,448
Red Electrica Corp. SA	825,969	18,525,319
Repsol SA	3,626,681	62,218,685
Siemens Gamesa Renewable Energy SA	720,385	10,744,358
Telefonica SA	13,150,790	141,637,170

		1,425,046,151
UNITED KINGDOM — 0.20%
Coca-Cola European Partners PLC	626,836	26,806,463

		26,806,463
TOTAL COMMON STOCKS
(Cost: $12,625,912,854)		13,027,336,276

PREFERRED STOCKS — 1.70%

GERMANY — 1.54%
Bayerische Motoren Werke AG, Preference Shares	158,457	13,128,860
Fuchs Petrolub SE, Preference Shares	199,411	11,071,619
Henkel AG & Co. KGaA, Preference Shares	515,650	68,999,455
Porsche Automobil Holding SE, Preference Shares	439,750	24,891,391
Schaeffler AG, Preference Shares	477,485	6,721,351
Volkswagen AG, Preference Shares	535,497	79,804,342

		204,617,018
ITALY — 0.16%
Intesa Sanpaolo SpA, Preference Shares	2,747,985	8,670,825
Telecom Italia SpA/Milano, Preference Shares	17,072,075	13,243,780

		21,914,605

TOTAL PREFERRED STOCKS
(Cost: $274,012,140)		226,531,623

SHORT-TERM INVESTMENTS — 0.44%

MONEY MARKET FUNDS — 0.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	57,577,483	57,594,756

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	489,933	$489,933

		58,084,689

TOTAL SHORT-TERM INVESTMENTS
(Cost: $58,075,651)		58,084,689

TOTAL INVESTMENTS IN SECURITIES — 100.19%
(Cost: $12,958,000,645)[i]		13,311,952,588
Other Assets, Less Liabilities — (0.19)%		(25,736,664)

NET ASSETS — 100.00%		$13,286,215,924

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $13,117,873,982. Net unrealized appreciation was $194,078,606, of which $1,110,203,700 represented gross unrealized appreciation on investments and $916,125,094 represented gross unrealized depreciation on investments.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	19,587,492	37,989,991	[b]	—	57,577,483	$57,594,756	$(2,246)	$9,038	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	326,934	162,999	[b]	—	489,933	489,933	117	—	44,595

						$58,084,689	$(2,129)	$9,038	$44,595

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$13,027,336,271	$—	$5	$13,027,336,276
Preferred stocks	226,531,623	—	—	226,531,623
Money market funds	58,084,689	—	—	58,084,689

Total	$13,311,952,583	$—	$5	$13,311,952,588

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 94.06%

AIR FREIGHT & LOGISTICS — 3.01%
Deutsche Post AG Registered	3,488,236	$144,507,859

		144,507,859
AIRLINES — 0.44%
Deutsche Lufthansa AG Registered	842,240	21,098,206

		21,098,206
AUTO COMPONENTS — 1.85%
Continental AG	395,248	89,071,468

		89,071,468
AUTOMOBILES — 7.91%
Bayerische Motoren Werke AG	1,189,649	110,321,100
Daimler AG Registered	3,459,579	251,844,604
Volkswagen AG	117,035	18,039,871

		380,205,575
BANKS — 0.99%
Commerzbank AGa	3,824,809	47,473,952

		47,473,952
CAPITAL MARKETS — 4.01%
Deutsche Bank AG Registered[b]	7,425,992	118,923,371
Deutsche Boerse AG	693,457	74,027,426

		192,950,797
CHEMICALS — 11.87%
BASF SE	3,300,137	319,257,732
Covestro AGc	400,176	31,405,514
Evonik Industries AG	588,042	19,037,115
K+S AG Registered[b]	690,152	16,426,837
Lanxess AG	328,846	24,493,947
Linde AG	667,349	127,778,822
Symrise AG	443,103	32,345,823

		570,745,790
CONSTRUCTION & ENGINEERING — 0.25%
HOCHTIEF AG	69,458	12,225,759

		12,225,759
CONSTRUCTION MATERIALS — 1.07%
HeidelbergCement AG	534,691	51,268,709

		51,268,709
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.71%
Deutsche Telekom AG Registered	11,763,033	212,013,568
Telefonica Deutschland Holding AG	2,677,229	14,469,719

		226,483,287

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.51%
Osram Licht AG	301,366	$24,715,112

		24,715,112
FOOD & STAPLES RETAILING — 0.26%
METRO AGa	642,570	12,544,078

		12,544,078
HEALTH CARE PROVIDERS & SERVICES — 4.12%
Fresenius Medical Care AG & Co. KGaA	772,748	72,119,496
Fresenius SE & Co. KGaA	1,491,984	126,100,793

		198,220,289
HOUSEHOLD PRODUCTS — 0.94%
Henkel AG & Co. KGaA	373,385	45,146,383

		45,146,383
INDUSTRIAL CONGLOMERATES — 7.46%
Siemens AG Registered	2,748,681	358,816,015

		358,816,015
INSURANCE — 10.23%
Allianz SE Registered	1,642,023	350,908,003
Hannover Rueck SE	216,656	26,221,869
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	556,939	114,815,854

		491,945,726
INTERNET & DIRECT MARKETING RETAIL — 0.39%
Zalando SEa,b,c	400,557	18,946,493

		18,946,493
INTERNET SOFTWARE & SERVICES — 0.55%
United Internet AG Registered[b,d]	441,943	26,192,476

		26,192,476
LIFE SCIENCES TOOLS & SERVICES — 0.51%
QIAGEN NV	770,958	24,706,726

		24,706,726
MACHINERY — 1.38%
GEA Group AG	657,062	28,903,685
KION Group AG	256,161	23,334,597
MAN SE	126,852	14,223,294

		66,461,576
MEDIA — 1.03%
Axel Springer SE	175,087	10,824,364
ProSiebenSat.1 Media SE Registered	837,180	28,048,198
RTL Group SAa	139,660	10,585,159

		49,457,721

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2017

Security	Shares	Value
METALS & MINING — 0.82%
thyssenkrupp AG	1,321,737	$39,583,879

		39,583,879
MULTI-UTILITIES — 3.28%
E.ON SE	7,908,644	89,277,524
Innogy SEc	499,034	21,966,979
RWE AGa	1,861,812	46,384,046

		157,628,549
PERSONAL PRODUCTS — 0.80%
Beiersdorf AG	362,179	38,615,708

		38,615,708
PHARMACEUTICALS — 8.95%
Bayer AG Registered	2,971,262	379,747,175
Merck KGaA	464,374	50,936,193

		430,683,368
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.61%
Deutsche Wohnen SE Bearer	1,274,316	54,056,400
Vonovia SE	1,693,315	71,478,003

		125,534,403
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.95%
Infineon Technologies AG	4,079,495	93,946,621

		93,946,621
SOFTWARE — 7.69%
SAP SE	3,531,259	369,871,287

		369,871,287
TEXTILES, APPAREL & LUXURY GOODS — 3.55%
adidas AG	676,553	151,660,855
HUGO BOSS AG	228,114	19,285,360

		170,946,215
TRADING COMPANIES & DISTRIBUTORS — 0.61%
Brenntag AG	555,125	29,379,358

		29,379,358
TRANSPORTATION INFRASTRUCTURE — 0.31%
Fraport AG Frankfurt Airport Services Worldwide	149,822	14,764,640

		14,764,640

TOTAL COMMON STOCKS
(Cost: $4,602,259,050)		4,524,138,025

Security	Shares	Value
PREFERRED STOCKS — 5.30%

AUTO COMPONENTS — 0.18%
Schaeffler AG, Preference Shares	595,179	$8,378,079

		8,378,079
AUTOMOBILES — 3.05%
Bayerische Motoren Werke AG, Preference Shares	197,714	16,381,476
Porsche Automobil Holding SE, Preference Shares	550,186	31,142,455
Volkswagen AG, Preference Shares	666,816	99,374,622

		146,898,553
CHEMICALS — 0.29%
Fuchs Petrolub SE, Preference Shares	250,125	13,887,342

		13,887,342
HOUSEHOLD PRODUCTS — 1.78%
Henkel AG & Co. KGaA, Preference Shares	640,148	85,658,611

		85,658,611

TOTAL PREFERRED STOCKS
(Cost: $322,283,034)		254,822,585

SHORT-TERM INVESTMENTS — 1.46%

MONEY MARKET FUNDS — 1.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	69,810,722	69,831,666
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	589,306	589,306

		70,420,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $70,420,972)		70,420,972

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.82%
(Cost: $4,994,963,056)[h]	$4,849,381,582
Other Assets, Less Liabilities — (0.82)%	(39,482,086)

NET ASSETS — 100.00%	$4,809,899,496

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $5,074,662,756. Net unrealized depreciation was $225,281,174, of which $436,471,892 represented gross unrealized appreciation on investments and $661,753,066 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	69,810,722	[b]	—	69,810,722	$69,831,666	$(9,056)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	33,859	555,447	[b]	—	589,306	589,306	97	—	18,373

						$70,420,972	$(8,959)	$—	$18,373

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts:
DAX Index	2,125	Sep 2017	$30,484	$(1,550,396)

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,524,138,025	$—	$—	$4,524,138,025
Preferred stocks	254,822,585	—	—	254,822,585
Money market funds	70,420,972	—	—	70,420,972

Total	$4,849,381,582	$—	$—	$4,849,381,582

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(1,550,396)	$—	$—	$(1,550,396)

Total	$(1,550,396)	$—	$—	$(1,550,396)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 97.86%

AEROSPACE & DEFENSE — 2.05%
Leonardo SpA	1,020,041	$17,232,840

		17,232,840
AUTOMOBILES — 9.18%
Ferrari NV	334,176	38,180,691
Fiat Chrysler Automobiles NVa	2,591,796	38,979,519

		77,160,210
BANKS — 23.58%
Intesa Sanpaolo SpA	27,069,073	91,269,306
Mediobanca SpA	1,953,964	20,024,836
UniCredit SpA[a]	4,279,599	86,954,143

		198,248,285
DIVERSIFIED FINANCIAL SERVICES — 2.78%
EXOR NV	365,043	23,392,570

		23,392,570
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.18%
Telecom Italia SpA/Milano[a]	27,952,870	26,736,071

		26,736,071
ELECTRIC UTILITIES — 16.02%
Enel SpA	17,713,055	107,085,228
Terna Rete Elettrica Nazionale SpA	4,675,802	27,572,931

		134,658,159
ELECTRICAL EQUIPMENT — 2.47%
Prysmian SpA	661,609	20,781,618

		20,781,618
ENERGY EQUIPMENT & SERVICES — 3.22%
Saipem SpA[a]	2,090,205	7,748,366
Tenaris SA	1,444,369	19,284,263

		27,032,629
INSURANCE — 7.50%
Assicurazioni Generali SpA	2,105,921	37,656,075
Poste Italiane SpA[b]	1,973,164	14,321,681
UnipolSai Assicurazioni SpA	4,889,293	11,085,158

		63,062,914
MACHINERY — 4.11%
CNH Industrial NV	3,045,323	34,504,155

		34,504,155
OIL, GAS & CONSUMABLE FUELS — 14.18%
Eni SpA	5,410,221	84,712,192
Snam SpA	7,099,481	34,521,928

		119,234,120

Security	Shares	Value
PHARMACEUTICALS — 1.58%
Recordati SpA	309,405	$13,235,295

		13,235,295
TEXTILES, APPAREL & LUXURY GOODS — 3.49%
Luxottica Group SpA	510,794	29,362,120

		29,362,120
TRANSPORTATION INFRASTRUCTURE — 4.52%
Atlantia SpA	1,184,445	38,021,023

		38,021,023
TOTAL COMMON STOCKS
(Cost: $816,852,478)		822,662,009

PREFERRED STOCKS — 2.00%

BANKS — 0.67%
Intesa Sanpaolo SpA, Preference Shares	1,791,276	5,652,084

		5,652,084
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.33%
Telecom Italia SpA/Milano, Preference Shares	14,335,370	11,120,762

		11,120,762

TOTAL PREFERRED STOCKS
(Cost: $17,698,041)		16,772,846

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	998,621	998,621

		998,621

TOTAL SHORT-TERM INVESTMENTS
(Cost: $998,621)		998,621

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $835,549,140)[e]	$840,433,476
Other Assets, Less Liabilities — 0.02%	196,951

NET ASSETS — 100.00%	$840,630,427

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $862,509,205. Net unrealized depreciation was $22,075,729, of which $73,325,109 represented gross unrealized appreciation on investments and $95,400,838 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	14,628,660	—		(14,628,660)[b]	—	$—	$2,698	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	160,632	837,989	[b]	—	998,621	998,621	26	—	2,965

						$998,621	$2,724	$—	$2,965

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$822,662,009	$—	$—	$822,662,009
Preferred stocks	16,772,846	—	—	16,772,846
Money market funds	998,621	—	—	998,621

Total	$840,433,476	$—	$—	$840,433,476

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 100.53%

AIRLINES — 1.97%
International Consolidated Airlines Group SA	3,813,639	$30,137,720

		30,137,720
BANKS — 41.18%
Banco Bilbao Vizcaya Argentaria SA	17,676,186	155,974,877
Banco de Sabadell SA	21,932,076	48,160,587
Banco Santander SA	45,156,706	293,076,156
Bankia SA	5,615,320	27,298,373
Bankinter SA	3,822,157	36,398,725
CaixaBank SA	13,283,984	68,511,430

		629,420,148
BIOTECHNOLOGY — 2.43%
Grifols SA	1,313,306	37,082,985

		37,082,985
CONSTRUCTION & ENGINEERING — 6.30%
ACS Actividades de Construccion y Servicios SA	1,129,208	42,638,270
Ferrovial SA	2,356,596	53,639,614

		96,277,884
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.62%
Telefonica SA	12,229,692	131,716,723

		131,716,723
ELECTRIC UTILITIES — 8.17%
Endesa SA	1,386,270	33,399,470
Iberdrola SA	8,813,106	71,888,852
Red Electrica Corp. SA	873,821	19,598,572

		124,886,894
ELECTRICAL EQUIPMENT — 1.47%
Siemens Gamesa Renewable Energy SA	1,503,589	22,425,645

		22,425,645
FOOD & STAPLES RETAILING — 1.71%
Distribuidora Internacional de Alimentacion SAa	4,139,080	26,159,771

		26,159,771
GAS UTILITIES — 2.46%
Gas Natural SDG SA	1,550,505	37,642,118

		37,642,118
INSURANCE — 1.58%
Mapfre SA	6,842,370	24,185,028

		24,185,028

Security	Shares	Value
IT SERVICES — 4.99%
Amadeus IT Group SA	1,231,641	$76,245,963

		76,245,963
OIL, GAS & CONSUMABLE FUELS — 5.56%
Enagas SA	495,005	14,568,594
Repsol SA	4,103,988	70,407,278

		84,975,872
SPECIALTY RETAIL — 5.58%
Industria de Diseno Textil SA	2,249,043	85,337,074

		85,337,074
TRANSPORTATION INFRASTRUCTURE — 8.51%
Abertis Infraestructuras SA	3,305,546	66,809,353
Aena SAb	324,748	63,338,512

		130,147,865

TOTAL COMMON STOCKS
(Cost: $1,548,878,599)		1,536,641,690

SHORT-TERM INVESTMENTS — 0.76%

MONEY MARKET FUNDS — 0.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	10,256,664	10,259,741
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	1,301,695	1,301,695

		11,561,436

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,561,436)		11,561,436

TOTAL INVESTMENTS IN SECURITIES — 101.29%
(Cost: $1,560,440,035)[f]		1,548,203,126
Other Assets, Less Liabilities — (1.29)%		(19,669,635)

NET ASSETS — 100.00%		$1,528,533,491

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,588,881,971. Net unrealized depreciation was $40,678,845, of which $91,694,062 represented gross unrealized appreciation on investments and $132,372,907 represented gross unrealized depreciation on investments.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	61,979	10,194,685	[b]	—	10,256,664	$10,259,741	$144	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	7,135	1,294,560	[b]	—	1,301,695	1,301,695	1	—	5,263

						$11,561,436	$145	$—	$5,263

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,536,641,690	$—	$—	$1,536,641,690
Money market funds	11,561,436	—	—	11,561,436

Total	$1,548,203,126	$—	$—	$1,548,203,126

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.66%

BUILDING PRODUCTS — 1.71%
Geberit AG Registered	47,311	$21,568,105

		21,568,105
CAPITAL MARKETS — 10.26%
Credit Suisse Group AG Registered	2,831,569	41,545,393
Julius Baer Group Ltd.	305,216	17,023,494
Partners Group Holding AG	24,259	15,701,455
UBS Group AG	3,338,440	54,887,983

		129,158,325
CHEMICALS — 4.23%
EMS-Chemie Holding AG Registered	13,847	9,445,066
Givaudan SA Registered	11,610	23,679,084
Sika AG Bearer	2,842	20,109,886

		53,234,036
CONSTRUCTION MATERIALS — 2.54%
LafargeHolcim Ltd. Registered	546,272	32,031,662

		32,031,662
DIVERSIFIED FINANCIAL SERVICES — 0.55%
Pargesa Holding SA Bearer	85,233	6,891,367

		6,891,367
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.40%
Swisscom AG Registered	35,050	17,638,064

		17,638,064
ELECTRICAL EQUIPMENT — 4.19%
ABB Ltd. Registered	2,283,322	52,746,877

		52,746,877
FOOD PRODUCTS — 21.64%
Barry Callebaut AG Registered	4,850	6,964,620
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	1,731	9,906,868
Chocoladefabriken Lindt & Spruengli AG Registered	161	11,176,181
Nestle SA Registered	2,888,768	244,538,269

		272,585,938
HEALTH CARE EQUIPMENT & SUPPLIES — 1.87%
Sonova Holding AG Registered	76,973	12,983,687
Straumann Holding AG Registered	16,510	10,557,123

		23,540,810
INSURANCE — 9.11%
Baloise Holding AG Registered	76,326	12,127,971
Swiss Life Holding AG Registered	44,789	15,995,406

Security	Shares	Value
Swiss Re AG	385,213	$34,813,474
Zurich Insurance Group AG	173,333	51,747,386

		114,684,237
LIFE SCIENCES TOOLS & SERVICES — 1.95%
Lonza Group AG Registered	97,094	24,531,138

		24,531,138
MACHINERY — 1.67%
Schindler Holding AG Participation Certificates	60,182	12,863,041
Schindler Holding AG Registered	38,829	8,141,565

		21,004,606
MARINE — 1.14%
Kuehne + Nagel International AG Registered	79,270	14,327,991

		14,327,991
PHARMACEUTICALS — 26.00%
Novartis AG Registered	1,945,630	163,789,248
Roche Holding AG	610,815	154,769,461
Vifor Pharma AG	87,570	8,829,899

		327,388,608
PROFESSIONAL SERVICES — 2.60%
Adecco Group AG Registered	223,105	16,135,065
SGS SA Registered	7,448	16,608,808

		32,743,873
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.83%
Swiss Prime Site AG Registered	116,080	10,484,645

		10,484,645
SPECIALTY RETAIL — 0.74%
Dufry AG Registered[a]	60,372	9,285,100

		9,285,100
TEXTILES, APPAREL & LUXURY GOODS — 6.23%
Cie. Financiere Richemont SA Class A Registered	599,474	53,491,046
Swatch Group AG (The) Bearer	42,068	16,757,160
Swatch Group AG (The) Registered	106,695	8,254,707

		78,502,913

TOTAL COMMON STOCKS
(Cost: $1,238,439,696)		1,242,348,295

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	609,567	$609,567

		609,567

TOTAL SHORT-TERM INVESTMENTS
(Cost: $609,567)		609,567

Value
TOTAL INVESTMENTS IN SECURITIES — 98.71%	$1,242,957,862
(Cost: $1,239,049,263)[d]
Other Assets, Less Liabilities — 1.29%	16,299,801

NET ASSETS — 100.00%	$1,259,257,663

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,249,460,071. Net unrealized depreciation was $6,502,209, of which $83,840,333 represented gross unrealized appreciation on investments and $90,342,542 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,549,701	—		(4,549,701)[b]	—	$—	$2,101	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	51,921	557,646	[b]	—	609,567	609,567	—	—	21,271

						$609,567	$2,101	$—	$21,271

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,242,348,295	$—	$—	$1,242,348,295
Money market funds	609,567	—	—	609,567

Total	$1,242,957,862	$—	$—	$1,242,957,862

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$12,899,924,994	$4,924,542,084	$834,550,519
Affiliated (Note 2)	58,075,651	70,420,972	998,621

Total cost of investments in securities	$12,958,000,645	$4,994,963,056	$835,549,140

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$13,253,867,899	$4,778,960,610	$839,434,855
Affiliated (Note 2)	58,084,689	70,420,972	998,621
Foreign currency, at value[b]	13,350,004	7,355,329	614,079
Foreign currency pledged to broker for futures contracts, at value[b]	—	3,881,772	—
Cash	40,000	—	—
Receivables:
Investment securities sold	30,144,142	22,567,773	11,360,727
Dividends and interest	4,341,528	27,143	680
Capital shares sold	—	—	202,127
Tax reclaims	17,201,312	23,295,580	—
Foreign withholding tax claims (Note 8)	4,043,205	—	—

Total Assets	13,381,072,779	4,906,509,179	852,611,089

LIABILITIES
Payables:
Investment securities purchased	31,804,018	23,106,865	11,660,502
Collateral for securities on loan (Note 1)	57,587,964	69,840,663	—
Capital shares redeemed	—	127,225	—
Futures variation margin	—	1,550,396	—
Professional fees (Note 8)	40,432	—	—
Investment advisory fees (Note 2)	5,424,441	1,984,534	320,160

Total Liabilities	94,856,855	96,609,683	11,980,662

NET ASSETS	$13,286,215,924	$4,809,899,496	$840,630,427

Net assets consist of:
Paid-in capital	$13,410,843,727	$5,155,615,683	$1,069,525,658
Undistributed net investment income	39,606,657	11,828,547	1,810,109
Accumulated net realized loss	(519,745,406)	(212,047,338)	(235,594,712)
Net unrealized appreciation (depreciation)	355,510,946	(145,497,396)	4,889,372

NET ASSETS	$13,286,215,924	$4,809,899,496	$840,630,427

Shares outstanding[c]	318,500,000	156,600,000	27,825,000	[d]

Net asset value per share	$41.71	$30.71	$30.21	[d]

[a]	Securities on loan with values of $55,007,154, $66,582,730 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $13,179,255, $11,108,942 and $609,043, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 482.2 million and 295.4 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,548,878,599	$1,238,439,696
Affiliated (Note 2)	11,561,436	609,567

Total cost of investments in securities	$1,560,440,035	$1,239,049,263

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,536,641,690	$1,242,348,295
Affiliated (Note 2)	11,561,436	609,567
Foreign currency, at value[b]	972,456	498,655
Receivables:
Investment securities sold	35,253,025	5,328,072
Due from custodian (Note 4)	3,143,236	—
Dividends and interest	3,716	706
Tax reclaims	163,483	16,460,233

Total Assets	1,587,739,042	1,265,245,528

LIABILITIES
Payables:
Investment securities purchased	48,334,156	5,475,947
Collateral for securities on loan (Note 1)	10,259,596	—
Investment advisory fees (Note 2)	611,799	511,918

Total Liabilities	59,205,551	5,987,865

NET ASSETS	$1,528,533,491	$1,259,257,663

Net assets consist of:
Paid-in capital	$1,725,159,411	$1,327,263,770
Undistributed (distributions in excess of) net investment income	9,343,831	(369,308)
Accumulated net realized loss	(193,739,741)	(71,485,412)
Net unrealized appreciation (depreciation)	(12,230,010)	3,848,613

NET ASSETS	$1,528,533,491	$1,259,257,663

Shares outstanding[c]	45,450,000	36,750,000

Net asset value per share	$33.63	$34.27

[a]	Securities on loan with values of $9,678,000 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $967,256 and $492,153, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million and 318.625 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$268,906,708	$110,229,901	$17,275,840
Dividends — affiliated (Note 2)	44,595	18,373	2,965
Miscellaneous income	48,171	—	—
Securities lending income — affiliated — net (Note 2)	1,778,062	194,790	92,308
Non-cash dividends — unaffiliated	25,509,129	—	—

Total investment income	296,286,665	110,443,064	17,371,113

EXPENSES
Investment advisory fees (Note 2)	46,002,461	20,888,860	2,740,989
Proxy fees	227,864	102,578	12,588
Professional fees (Note 8)	16,921	—	—

Total expenses	46,247,246	20,991,438	2,753,577

Net investment income	250,039,419	89,451,626	14,617,536

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(89,475,613)	(44,627,794)	(59,844,908)
Investments — affiliated (Note 2)	(2,246)	(9,056)	2,698
In-kind redemptions — unaffiliated	(21,163,911)	119,852,645	15,443,907
Futures contracts	—	5,815,831	—
Foreign currency transactions	3,109,868	963,220	(263,288)
Realized gain distributions from affiliated funds	117	97	26

Net realized gain (loss)	(107,531,785)	81,994,943	(44,661,565)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,979,399,835	641,599,657	222,000,159
Investments — affiliated (Note 2)	9,038	—	—
Futures contracts	—	(3,577,429)	—
Translation of assets and liabilities in foreign currencies	1,842,017	1,949,104	5,218

Net change in unrealized appreciation/depreciation	1,981,250,890	639,971,332	222,005,377

Net realized and unrealized gain	1,873,719,105	721,966,275	177,343,812

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,123,758,524	$811,417,901	$191,961,348

[a]	Net of foreign withholding tax of $38,237,983, $15,988,544 and $2,869,734, respectively.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$21,640,607	$29,207,979
Dividends — affiliated (Note 2)	5,263	21,271
Securities lending income — affiliated — net (Note 2)	170,247	44,579
Non-cash dividends — unaffiliated	12,507,166	—

Total investment income	34,323,283	29,273,829

EXPENSES
Investment advisory fees (Note 2)	4,632,509	5,322,718
Proxy fees	27,036	24,153

Total expenses	4,659,545	5,346,871

Net investment income	29,663,738	23,926,958

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(78,244,658)	13,177,537
Investments — affiliated (Note 2)	144	2,101
In-kind redemptions — unaffiliated	656,425	17,133,923
Foreign currency transactions	648,061	(10,194)
Realized gain distributions from affiliated funds	1	—

Net realized gain (loss)	(76,940,027)	30,303,367

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	304,897,126	106,435,804
Translation of assets and liabilities in foreign currencies	11,817	448,170

Net change in unrealized appreciation/depreciation	304,908,943	106,883,974

Net realized and unrealized gain	227,968,916	137,187,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$257,632,654	$161,114,299

[a]	Net of foreign withholding tax of $3,792,832 and $5,392,231, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$250,039,419	$313,780,162	$89,451,626	$96,825,243
Net realized gain (loss)	(107,531,785)	(353,696,400)	81,994,943	(202,576,200)
Net change in unrealized appreciation/depreciation	1,981,250,890	(558,972,719)	639,971,332	36,790,914

Net increase (decrease) in net assets resulting from operations	2,123,758,524	(598,888,957)	811,417,901	(68,960,043)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(251,508,888)	(293,025,178)	(101,663,169)	(97,625,093)

Total distributions to shareholders	(251,508,888)	(293,025,178)	(101,663,169)	(97,625,093)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,075,719,442	5,702,626,726	1,344,475,553	800,372,366
Cost of shares redeemed	(1,955,344,002)	(6,651,737,571)	(841,232,745)	(3,643,941,594)

Net increase (decrease) in net assets from capital share transactions	3,120,375,440	(949,110,845)	503,242,808	(2,843,569,228)

INCREASE (DECREASE) IN NET ASSETS	4,992,625,076	(1,841,024,980)	1,212,997,540	(3,010,154,364)

NET ASSETS
Beginning of year	8,293,590,848	10,134,615,828	3,596,901,956	6,607,056,320

End of year	$13,286,215,924	$8,293,590,848	$4,809,899,496	$3,596,901,956

Undistributed net investment income included in net assets at end of year	$39,606,657	$25,909,364	$11,828,547	$—

SHARES ISSUED AND REDEEMED
Shares sold	130,800,000	161,500,000	47,700,000	32,400,000
Shares redeemed	(54,800,000)	(200,200,000)	(28,500,000)	(145,800,000)

Net increase (decrease) in shares outstanding	76,000,000	(38,700,000)	19,200,000	(113,400,000)

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC

	iShares MSCI Italy Capped ETF		iShares MSCI Spain Capped ETF
	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,617,536	$22,596,515	$29,663,738	$38,911,804
Net realized loss	(44,661,565)	(168,394,983)	(76,940,027)	(282,574,356)
Net change in unrealized appreciation/depreciation	222,005,377	(101,942,406)	304,908,943	22,989,683

Net increase (decrease) in net assets resulting from operations	191,961,348	(247,740,874)	257,632,654	(220,672,869)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,689,552)	(22,347,848)	(28,748,503)	(41,241,786)
Return of capital	—	(780,522)	—	—

Total distributions to shareholders	(15,689,552)	(23,128,370)	(28,748,503)	(41,241,786)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	478,934,035	265,361,545	827,558,231	42,497,240
Cost of shares redeemed	(275,606,026)	(610,898,923)	(127,852,787)	(846,729,289)

Net increase (decrease) in net assets from capital share transactions	203,328,009	(345,537,378)	699,705,444	(804,232,049)

INCREASE (DECREASE) IN NET ASSETS	379,599,805	(616,406,622)	928,589,595	(1,066,146,704)

NET ASSETS
Beginning of year	461,030,622	1,077,437,244	599,943,896	1,666,090,600

End of year	$840,630,427	$461,030,622	$1,528,533,491	$599,943,896

Undistributed net investment income included in net assets at end of year	$1,810,109	$—	$9,343,831	$7,780,534

SHARES ISSUED AND REDEEMED
Shares sold	20,625,000	8,925,000	27,300,000	1,500,000
Shares redeemed	(13,200,000)	(25,050,000)	(4,500,000)	(30,975,000)

Net increase (decrease) in shares outstanding	7,425,000	(16,125,000)	22,800,000	(29,475,000)

[a]	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$23,926,958	$30,735,996
Net realized gain (loss)	30,303,367	(11,354,929)
Net change in unrealized appreciation/depreciation	106,883,974	(51,909,400)

Net increase (decrease) in net assets resulting from operations	161,114,299	(32,528,333)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,105,668)	(29,917,479)

Total distributions to shareholders	(25,105,668)	(29,917,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	196,663,250	179,880,379
Cost of shares redeemed	(165,149,192)	(225,863,531)

Net increase (decrease) in net assets from capital share transactions	31,514,058	(45,983,152)

INCREASE (DECREASE) IN NET ASSETS	167,522,689	(108,428,964)

NET ASSETS
Beginning of year	1,091,734,974	1,200,163,938

End of year	$1,259,257,663	$1,091,734,974

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(369,308)	$510,619

SHARES ISSUED AND REDEEMED
Shares sold	5,875,000	5,875,000
Shares redeemed	(5,250,000)	(7,375,000)

Net increase (decrease) in shares outstanding	625,000	(1,500,000)

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$34.20	$36.04	$39.98	$34.64	$29.09

Income from investment operations:
Net investment income[a]	0.99	0.92 [b]	0.96	1.18	0.92
Net realized and unrealized gain (loss)[c]	7.38	(1.84)	(3.95)	5.10	5.55

Total from investment operations	8.37	(0.92)	(2.99)	6.28	6.47

Less distributions from:
Net investment income	(0.86)	(0.92)	(0.95)	(0.94)	(0.92)

Total distributions	(0.86)	(0.92)	(0.95)	(0.94)	(0.92)

Net asset value, end of year	$41.71	$34.20	$36.04	$39.98	$34.64

Total return	24.72%	(2.53)%[b]	(7.62)%	18.02%	22.43%

Ratios/Supplemental data:
Net assets, end of year (000s)	$13,286,216	$8,293,591	$10,134,616	$8,702,637	$3,539,980
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.49%	0.48%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.63%	2.69%[b]	2.50%	2.89%	2.74%
Portfolio turnover rate[d]	4%	4%	5%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$26.18	$26.34	$28.97	$25.61	$21.34

Income from investment operations:
Net investment income[a]	0.59	0.49	0.58	0.59	0.46
Net realized and unrealized gain (loss)[b]	4.54	(0.04)	(2.70)	3.40	4.24

Total from investment operations	5.13	0.45	(2.12)	3.99	4.70

Less distributions from:
Net investment income	(0.60)	(0.61)	(0.51)	(0.63)	(0.43)

Total distributions	(0.60)	(0.61)	(0.51)	(0.63)	(0.43)

Net asset value, end of year	$30.71	$26.18	$26.34	$28.97	$25.61

Total return	19.63%	1.81%	(7.50)%	15.41%	22.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,809,899	$3,596,902	$6,607,056	$4,797,434	$4,655,875
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.08%	1.90%	2.03%	1.95%	1.88%
Portfolio turnover rate[c]	3%	3%	3%	6%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$22.60	$29.50	$32.03	$26.12	$23.57

Income from investment operations:
Net investment income[b]	0.57	0.66	0.70	0.82	0.72
Net realized and unrealized gain (loss)[c]	7.76	(6.82)	(2.49)	5.77	2.45

Total from investment operations	8.33	(6.16)	(1.79)	6.59	3.17

Less distributions from:
Net investment income	(0.72)	(0.72)	(0.74)	(0.68)	(0.60)
Return of capital	—	(0.02)	—	—	(0.02)

Total distributions	(0.72)	(0.74)	(0.74)	(0.68)	(0.62)

Net asset value, end of year	$30.21	$22.60	$29.50	$32.03	$26.12

Total return	37.37%	(20.97)%	(5.66)%	25.20%	13.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$840,630	$461,031	$1,077,437	$1,556,860	$717,122
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	2.59%	2.54%	2.34%	2.49%	2.78%
Portfolio turnover rate[d]	18%	16%	22%	24%	45%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$26.49	$31.96	$40.61	$30.44	$26.28

Income from investment operations:
Net investment income[a]	0.94	1.00	1.32	1.80	1.33
Net realized and unrealized gain (loss)[b]	7.19	(5.40)	(8.35)	9.53	4.07

Total from investment operations	8.13	(4.40)	(7.03)	11.33	5.40

Less distributions from:
Net investment income	(0.99)	(1.07)	(1.62)	(1.16)	(1.24)

Total distributions	(0.99)	(1.07)	(1.62)	(1.16)	(1.24)

Net asset value, end of year	$33.63	$26.49	$31.96	$40.61	$30.44

Total return	31.48%	(13.82)%	(17.63)%	37.39%	20.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,528,533	$599,944	$1,666,091	$2,473,038	$417,778
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	3.10%	3.53%	3.70%	4.48%	4.45%
Portfolio turnover rate[c]	16%	9%	15%	15%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$30.22	$31.90	$33.64	$29.36	$23.85

Income from investment operations:
Net investment income[a]	0.69	0.81	0.83	0.80	0.67
Net realized and unrealized gain (loss)[b]	4.11	(1.70)	(1.77)	4.27	5.44

Total from investment operations	4.80	(0.89)	(0.94)	5.07	6.11

Less distributions from:
Net investment income	(0.75)	(0.79)	(0.80)	(0.79)	(0.60)

Total distributions	(0.75)	(0.79)	(0.80)	(0.79)	(0.60)

Net asset value, end of year	$34.27	$30.22	$31.90	$33.64	$29.36

Total return	15.90%	(2.76)%	(2.92)%	17.21%	25.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,259,258	$1,091,735	$1,200,164	$1,072,157	$902,860
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.18%	2.68%	2.49%	2.41%	2.38%
Portfolio turnover rate[c]	13%	6%	7%	5%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy Capped	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Switzerland Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Eurozone
Goldman Sachs & Co.	$1,526,182	$1,526,182	$—
Morgan Stanley & Co. LLC	42,095,238	42,095,238	—
State Street Bank & Trust Company	7,850,371	7,850,371	—
UBS AG	3,535,363	3,529,114	(6,249)

	$55,007,154	$55,000,905	$(6,249)

MSCI Germany
Credit Suisse Securities (USA) LLC	$5,227,163	$5,227,163	$—
Goldman Sachs & Co.	3,460,164	3,460,164	—
Morgan Stanley & Co. LLC	43,226,851	43,226,851	—
State Street Bank & Trust Company	14,668,552	14,668,552	—

	$66,582,730	$66,582,730	$—

MSCI Spain Capped
Morgan Stanley & Co. LLC	$9,678,000	$9,678,000	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$420,546
MSCI Germany	55,921
MSCI Italy Capped	22,778
MSCI Spain Capped	44,670
MSCI Switzerland Capped	12,899

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$32,483,149	$32,053,832
MSCI Germany	10,960,175	8,747,614
MSCI Italy Capped	17,070,650	15,636,016
MSCI Spain Capped	22,565,872	17,961,307
MSCI Switzerland Capped	42,184,408	16,731,878

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI Eurozone	1	13%
MSCI Germany	1	16%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$625,139,044	$333,900,736
MSCI Germany	236,258,732	138,590,140
MSCI Italy Capped	103,596,757	107,459,025
MSCI Spain Capped	185,519,032	156,744,297
MSCI Switzerland Capped	135,464,757	138,611,441

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$4,753,914,667	$1,916,011,413
MSCI Germany	1,233,707,047	822,064,401
MSCI Italy Capped	451,672,925	266,593,760
MSCI Spain Capped	788,493,196	119,916,770
MSCI Switzerland Capped	187,993,815	158,245,156

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a one-for-two reverse stock split for the iShares MSCI Italy Capped ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.
Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of futures contracts held by the iShares MSCI Germany ETF as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin/Net assets consist of — net unrealized appreciation (depreciation)[a]	$1,550,396

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Germany ETF during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$5,815,831	$(3,577,429)

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Germany ETF for the year ended August 31, 2017:

Average value of contracts purchased	$25,230,168

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Eurozone	$(82,145,714)	$15,166,762	$66,978,952
MSCI Germany	73,561,932	24,040,090	(97,602,022)
MSCI Italy Capped	(7,670,214)	2,882,125	4,788,089
MSCI Spain Capped	(15,818,812)	648,062	15,170,750
MSCI Switzerland Capped	11,015,648	298,783	(11,314,431)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Eurozone
Ordinary income	$251,508,888	$293,025,178

MSCI Germany
Ordinary income	$101,663,169	$97,625,093

MSCI Italy Capped
Ordinary income	$15,689,552	$22,347,848
Return of capital	—	780,522

	$15,689,552	$23,128,370

MSCI Spain Capped
Ordinary income	$28,748,503	$41,241,786

MSCI Switzerland Capped
Ordinary income	$25,105,668	$29,917,479

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI Eurozone	$38,174,397	$(362,189,568)	$199,387,368	$(124,627,803)
MSCI Germany	11,828,547	(133,898,034)	(223,646,700)	(345,716,187)
MSCI Italy Capped	1,810,109	(208,634,647)	(22,070,693)	(228,895,231)
MSCI Spain Capped	9,343,831	(165,297,805)	(40,671,946)	(196,625,920)
MSCI Switzerland Capped	—	(61,443,912)	(6,562,195)	(68,006,107)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the foreign withholding tax reclaims, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI Eurozone	$263,923,287	$68,035,542	$30,230,739	$362,189,568
MSCI Germany	73,191,131	28,490,949	32,215,954	133,898,034
MSCI Italy Capped	181,005,358	18,169,627	9,459,662	208,634,647
MSCI Spain Capped	141,557,230	15,120,672	8,619,903	165,297,805
MSCI Switzerland Capped	31,918,774	22,569,380	6,955,758	61,443,912

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon favorable determinations issued by the Finnish Tax Authority. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Finnish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Finland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and

iShares MSCI Switzerland Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	57

Tax Information (Unaudited)

iSHARES® , INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Eurozone	$335,447,139
MSCI Germany	148,261,495
MSCI Italy Capped	23,173,900
MSCI Spain Capped	37,867,968
MSCI Switzerland Capped	34,329,631

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Eurozone	$344,620,471	$38,224,687
MSCI Germany	149,306,420	15,988,544
MSCI Italy Capped	23,292,583	2,871,355
MSCI Spain Capped	37,940,605	3,792,112
MSCI Switzerland Capped	34,600,207	5,390,443

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® INC.

I. iShares MSCI Eurozone ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INC.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® INC.

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

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Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Germany ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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iSHARES® INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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iSHARES® INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their

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iSHARES® INC.

independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources

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iSHARES® INC.

available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA

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provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Eurozone	$0.860852	$—	$—	$0.860852	100%	—%	—%	100%
MSCI Spain Capped	0.992706	—	—	0.992706	100	—	—	100
MSCI Switzerland Capped	0.746434	—	—	0.746434	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Eurozone ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	29	2.10
Greater than 0.5% and Less than 1.0%	176	12.73
Greater than 0.0% and Less than 0.5%	598	43.24
At NAV	29	2.10
Less than 0.0% and Greater than –0.5%	419	30.30
Less than –0.5% and Greater than –1.0%	99	7.16
Less than –1.0% and Greater than –1.5%	15	1.08
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	1	0.07

	1,383	100.00%

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Germany ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	29	2.10
Greater than 0.5% and Less than 1.0%	138	9.98
Greater than 0.0% and Less than 0.5%	620	44.84
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	461	33.33
Less than –0.5% and Greater than –1.0%	89	6.44
Less than –1.0% and Greater than –1.5%	18	1.30
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Italy Capped ETF

Period Covered:January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.22%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	10	0.72
Greater than 1.0% and Less than 1.5%	58	4.19
Greater than 0.5% and Less than 1.0%	210	15.18
Greater than 0.0% and Less than 0.5%	545	39.42
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	398	28.78
Less than –0.5% and Greater than –1.0%	108	7.81
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	8	0.58
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0%	4	0.29

	1,383	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Spain Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	45	3.25
Greater than 0.5% and Less than 1.0%	176	12.73
Greater than 0.0% and Less than 0.5%	551	39.84
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	419	30.30
Less than –0.5% and Greater than –1.0%	121	8.75
Less than –1.0% and Greater than –1.5%	30	2.17
Less than –1.5% and Greater than –2.0%	9	0.65
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	1	0.07

	1,383	100.00%

iShares MSCI Switzerland Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	17	1.23
Greater than 0.5% and Less than 1.0%	112	8.10
Greater than 0.0% and Less than 0.5%	656	47.43
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	477	34.49
Less than –0.5% and Greater than –1.0%	78	5.64
Less than –1.0% and Greater than –1.5%	11	0.80
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

BFA has registered the iShares MSCI Germany ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 420.44 thousand. This figure is comprised of fixed remuneration of USD 165.40 thousand and variable remuneration of USD 255.05 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 58.15 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 14.01 thousand.

SUPPLEMENTAL INFORMATION	73

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

DIRECTOR AND OFFICER INFORMATION	75

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	77

Notes:

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-807-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Hong Kong ETF | EWH | NYSE Arca
➢	iShares MSCI Japan Small-Cap ETF | SCJ | NYSE Arca
➢	iShares MSCI Malaysia ETF | EWM | NYSE Arca
➢	iShares MSCI Pacific ex Japan ETF | EPP | NYSE Arca
➢	iShares MSCI Singapore Capped ETF | EWS | NYSE Arca
➢	iShares MSCI Taiwan Capped ETF | EWT | NYSE Arca
➢	iShares MSCI Thailand Capped ETF | THD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI HONG KONG ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.38%	20.67%	20.98%	20.38%	20.67%	20.98%
5 Years	11.01%	10.96%	11.66%	68.56%	68.18%	73.57%
10 Years	6.32%	6.25%	6.91%	84.54%	83.32%	95.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,164.10	$2.67	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI HONG KONG ETF

The iShares MSCI Hong Kong ETF (the “Fund”) seeks to track the investment results of an index composed of Hong Kong equities, as represented by the MSCI Hong Kong Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 20.38%, net of fees, while the total return for the Index was 20.98%.

Hong Kong’s economy expanded throughout the reporting period, driven by solid export levels, a robust real estate market, and declining unemployment. Reflecting the economic momentum, Hong Kong’s stock market posted its eighth consecutive month of gains in August 2017, its longest such advance in a decade.

The financials sector represented about 33% of the Index on average during the reporting period, and contributed the most to the Index’s return. The insurance industry led sector gains as mainland Chinese companies eager to participate in Hong Kong’s financial sector bought insurance companies as a means to acquire the licenses needed to operate a broad range of financial services. Demand for Hong Kong insurance products was strong among mainland Chinese individuals, largely due to more competitive rates and greater choices. Banks also contributed to the sector’s advance.

Another significant contributor to the Index’s performance was the real estate sector. Real estate prices rose during the reporting period, with average residential prices rising 20% in April 2017 compared with a year earlier and surpassing the peaks reached in the 1997 and 2015 property bubbles. Within the sector, real estate management and development companies led the advance.

The consumer discretionary sector was also a meaningful contributor to the Index’s return. The sector’s strength reflected increased consumer confidence and consumer spending levels for the reporting period as unemployment levels declined. The hotels, restaurants, and leisure industry drove gains for the sector.

The industrials and utilities sectors advanced. The industrial conglomerates industry supported strength in the industrials sector, while electric utilities stocks benefited the utilities sector.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	33.59%
Real Estate	27.07
Industrials	14.17
Utilities	10.76
Consumer Discretionary	10.62
Consumer Staples	1.68
Telecommunication Services	1.45
Information Technology	0.66

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

AIA Group Ltd.	18.50%
CK Hutchison Holdings Ltd.	7.06
Hong Kong Exchanges & Clearing Ltd.	6.34
Sun Hung Kai Properties Ltd.	4.83
Cheung Kong Property Holdings Ltd.	4.58
BOC Hong Kong Holdings Ltd.	3.76
Link REIT	3.65
Hang Seng Bank Ltd.	3.51
CLP Holdings Ltd.	3.47
Hong Kong & China Gas Co. Ltd.	3.17

TOTAL	58.87%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.81%	23.31%	23.15%	22.81%	23.31%	23.15%
5 Years	13.68%	13.70%	14.12%	89.89%	90.01%	93.52%
Since Inception	6.40%	6.44%	6.75%	82.55%	83.26%	88.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/20/07. The first day of secondary market trading was 12/21/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,109.70	$2.55	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

The iShares MSCI Japan Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Japanese equities, as represented by the MSCI Japan Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 22.81%, net of fees, while the total return for the Index was 23.15%.

The Japanese economy posted its longest span of sustained growth in a decade, boosted by consumer spending and exports. Private consumption, representing more than half of economic growth, increased during the reporting period. Although wages did not increase for much of the reporting period, rising stock prices added to the wealth effect, driving up spending. A weaker yen and a global recovery in the manufacturing sector supported export demand, particularly to other Asian countries.

The industrials sector, which represented about 24% of the Index on average during the reporting period, was the largest contributor to the Index’s return. Accelerating manufacturing activity supported the sector, driven by increased export demand. From an industry perspective, machinery led the sector’s advance, followed by construction and engineering.

Another significant contributor to the Index’s return for the reporting period was the consumer discretionary sector. Consumer spending, which has been a soft spot in the Japanese economy for several years, improved during the reporting period. Small-capitalization auto components companies contributed to the sector’s return amid strong global car sales. Increased exports of auto parts included Japanese automakers in the U.S.

Small-capitalization companies in the information technology sector generally benefited from increased demand as global economic growth strengthened during the reporting period. Increased shipments included flat panels, semiconductor manufacturing equipment, and electronics to Asian neighbors. The materials and consumer staples sectors also contributed meaningfully to the Index’s returns.

The Japanese yen, which depreciated approximately 6% relative to the U.S. dollar for the reporting period, detracted from the Index’s performance as returns on Japanese investments were lower when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Industrials	25.16%
Consumer Discretionary	17.05
Information Technology	12.15
Consumer Staples	10.77
Materials	10.74
Real Estate	9.14
Financials	7.45
Health Care	5.82
Utilities	0.96
Energy	0.74
Telecommunication Services	0.02

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Daifuku Co. Ltd.	0.60%
Pigeon Corp.	0.59
Furukawa Electric Co. Ltd.	0.52
Orix JREIT Inc.	0.50
Nippon Shinyaku Co. Ltd.	0.48
Showa Denko KK	0.47
Haseko Corp.	0.46
Advance Residence Investment Corp.	0.46
Sojitz Corp.	0.45
CyberAgent Inc.	0.45

TOTAL	4.98%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI MALAYSIA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.14%	3.02%	2.50%	2.14%	3.02%	2.50%
5 Years	(2.43)%	(2.57)%	(2.15)%	(11.57)%	(12.19)%	(10.29)%
10 Years	3.41%	3.16%	3.81%	39.88%	36.52%	45.34%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,096.20	$2.54	$1,000.00	$1,022.80	$2.45	0.48%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MALAYSIA ETF

The iShares MSCI Malaysia ETF (the “Fund”) seeks to track the investment results of an index composed of Malaysian equities, as represented by the MSCI Malaysia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 2.14%, net of fees, while the total return for the Index was 2.50%.

Malaysia’s economy strengthened to its fastest pace in two years, boosted by an increase in exports and consumer spending. A recovery in global trade and a weak currency supported rising export levels. Improvement in export levels largely reflected robust Chinese demand, but also included increased shipments to Singapore and the European Union. Shipments of electronics and electrical goods, representing more than a third of Malaysian exports, rose 28% in July 2017 compared with a year earlier, while exports of palm oil and palm-based products increased 13%. Consumer spending reached an all-time high in the second quarter of 2017, further supporting economic growth.

The financials sector represented about 29% of the Index on average during the reporting period, and was the largest contributor to the Index’s return. Improving economic conditions, both domestically and globally, supported sector strength. From an industry perspective, banks led the advance in the sector. Higher banking income and net interest income, as well as loan growth, generally boosted earnings within the industry.

The consumer discretionary and industrials sectors also contributed meaningfully to the Index’s performance. The consumer discretionary sector’s strength reflected growth in consumer spending during the reporting period. In terms of industries, the key driver was the hotels, restaurants, and leisure industry. Gains among industrial conglomerates led the advance in the industrials sector.

On the downside, the utilities, telecommunication services, consumer staples, and healthcare sectors detracted from the Index’s performance for the reporting period. These sectors are considered defensive sectors and tend to lag economically sensitive sectors in periods of strong economic growth.

The Malaysian ringgit depreciated by about 5% relative to the U.S. dollar. Consequently, returns on Malaysian investments were lower when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	31.41%
Industrials	14.92
Utilities	14.56
Consumer Discretionary	9.62
Telecommunication Services	9.61
Consumer Staples	8.51
Energy	3.66
Materials	3.56
Health Care	3.47
Real Estate	0.68

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Public Bank Bhd	12.41%
Tenaga Nasional Bhd	10.03
Malayan Banking Bhd	7.04
CIMB Group Holdings Bhd	5.97
Genting Bhd	4.56
Sime Darby Bhd	4.43
Genting Malaysia Bhd	3.61
Petronas Chemicals Group Bhd	3.56
DiGi.Com Bhd	3.12
Axiata Group Bhd	2.75

TOTAL	57.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI PACIFIC ex JAPAN ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.06%	19.16%	18.51%	18.06%	19.16%	18.51%
5 Years	5.80%	5.82%	6.26%	32.59%	32.71%	35.46%
10 Years	3.88%	3.83%	4.18%	46.40%	45.63%	50.53%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,087.60	$2.58	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

The iShares MSCI Pacific ex Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Pacific region developed market equities, excluding Japan, as represented by the MSCI Pacific ex Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 18.06%, net of fees, while the total return for the Index was 18.51%.

Australia, the largest country weight at about 60% of the Index on average, was the principal contributor to the Index’s performance for the reporting period. As a resource-rich country, Australia is a major commodities exporter. Rising commodities prices amid strengthening global demand supported Australia’s mineral exports, pushing the country’s trade surplus to a record high for the reporting period. Improving economic growth in China helped Australia’s economy, as China purchased approximately 32% of Australia’s exports.

Hong Kong contributed significantly to the Index’s return as its stock market finished the reporting period with the longest span of consecutive monthly advances in a decade. Improving global economic growth, declining unemployment, and a robust property market helped Hong Kong’s economy to expand throughout the reporting period and grow at its fastest rate in six years.

In Singapore, rising manufacturing and exports supported market strength. Global economic growth benefited Singapore’s exports during the reporting period, with Chinese demand for electronics and other manufactured goods particularly strong.

From a sector perspective, the financials sector was the largest contributor to the Index’s performance for the reporting period. Improving global economic conditions supported the sector. Strength in the materials sector reflected gains in the metals and mining industry, which benefited from rising commodities prices amid a rebound in global demand.

Strong property markets in the Pacific region supported the real estate sector’s gains during the reporting period. Other contributing sectors included consumer discretionary and industrials, both economically sensitive sectors that benefited from improving global economic conditions.

During the reporting period, the overall effect of currencies on the Index’s performance was significantly positive. Relative to the U.S. dollar, the Australian dollar appreciated about 5%, the New Zealand dollar depreciated approximately 1%, the Singapore dollar was flat, and the Hong Kong dollar depreciated about 1%, near the lower end of its tightly pegged trading range against the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	39.17%
Real Estate	14.91
Materials	10.36
Industrials	9.35
Consumer Discretionary	5.42
Consumer Staples	5.37
Utilities	4.94
Health Care	4.28
Telecommunication Services	2.90
Energy	2.80
Information Technology	0.50

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/17

Country	Percentage of Total Investments*

Australia	58.50%
Hong Kong	29.32
Singapore	10.79
New Zealand	1.39

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI SINGAPORE CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	21.51%	2.54%	3.27%	21.51%	13.38%	37.92%
Fund Market	22.09%	2.56%	3.29%	22.09%	13.49%	38.26%
Index[a]	22.07%	2.98%	3.53%	22.07%	15.79%	41.47%
MSCI Singapore Index	22.26%	3.01%	3.55%	22.26%	15.97%	41.70%
MSCI Singapore 25/50 Index[b]	n/a	n/a	n/a	15.59%	n/a	n/a

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

[a]	Index performance through November 30, 2016 reflects the performance of the MSCI Singapore Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Singapore 25/50 Index, which, effective as of December 1, 2016, replaced the MSCI Singapore Index as the underlying index of the Fund.

b The inception date for the MSCI Singapore 25/50 Index was July 20, 2016.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,119.80	$2.62	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SINGAPORE CAPPED ETF

The iShares MSCI Singapore Capped ETF (the “Fund”) (formerly the iShares MSCI Singapore ETF) seeks to track the investment results of an index composed of Singaporean equities, as represented by the MSCI Singapore 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 21.51%, net of fees, while the total return for the Index was 22.07%.

Singapore’s economy expanded during the reporting period, driven largely by growth in manufacturing. The improving global economic environment supported manufacturing levels as global demand increased for semiconductors and other electronics equipment, key exports for Singapore. Chinese demand for electronics and other manufactured goods was particularly strong.

From a sector perspective, the financials sector represented about 38% of the Index on average during the reporting period, and was the largest contributor to the Index’s performance. In terms of industries, banks drove the advance amid strong loan growth and increasing income from wealth management.

The real estate sector was also a significant contributor to the Index’s return for the reporting period. Gains among real estate developers and real estate investment trusts reflected an apparent rebound in the country’s property market.

Another meaningful contributor to the Index’s performance for the reporting period was the industrials sector, reflecting increased manufacturing activity. Within the sector, the industrial conglomerates and machinery industries benefited from rising manufacturing levels. Increased defense spending in the region amid escalating geopolitical tensions and terrorism supported companies in the aerospace and defense industry.

The consumer discretionary sector contributed to the Index’s performance for the reporting period, although a weak labor market weighed down some areas of the sector. The hotels, restaurants, and leisure industry led gains within the sector. The consumer staples sector also advanced, reflecting strength in the food products industry. In contrast, the telecommunication services sector detracted from the Index’s return, in part due to increased competition within the sector.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	37.79%
Real Estate	21.18
Industrials	18.29
Telecommunication Services	11.01
Consumer Discretionary	7.36
Consumer Staples	4.37

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

DBS Group Holdings Ltd.	12.64%
Oversea-Chinese Banking Corp. Ltd.	11.84
United Overseas Bank Ltd.	10.53
Singapore Telecommunications Ltd.	10.03
Global Logistic Properties Ltd.	4.41
Keppel Corp. Ltd.	4.02
CapitaLand Ltd.	3.50
Genting Singapore PLC	3.33
Ascendas REIT	3.01
Wilmar International Ltd.	2.88

TOTAL	66.19%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI TAIWAN CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	26.17%	10.69%	4.63%	26.17%	66.13%	57.27%
Fund Market	27.52%	10.62%	4.61%	27.52%	65.63%	56.95%
Index[a]	27.12%	11.41%	5.24%	27.12%	71.64%	66.60%
MSCI Taiwan Index	27.64%	11.50%	5.28%	27.64%	72.33%	67.27%
MSCI Taiwan 25/50 Index[b]	n/a	n/a	n/a	27.46%	n/a	n/a

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

[a]	Index performance through November 30, 2016 reflects the performance of the MSCI Taiwan Index. Index performance beginning on December 1, 2016 reflects the performance of the MSCI Taiwan 25/50 Index, which, effective as of December 1, 2016, replaced the MSCI Taiwan Index as the underlying index of the Fund.
[b]	The inception date for the MSCI Taiwan 25/50 Index was July 20, 2016.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,145.40	$3.30	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TAIWAN CAPPED ETF

The iShares MSCI Taiwan Capped ETF (the “Fund”) (formerly the iShares MSCI Taiwan ETF) seeks to track the investment results of an index composed of Taiwanese equities, as represented by the MSCI Taiwan 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 26.17%, net of fees, while the total return for the Index was 27.12%.

Taiwan’s technology-heavy stock market rose to its highest level in 27 years as its economy expanded. Exports represent approximately 70% of Taiwan’s economy, and about one third of its exports are electronics. Growing global demand for smartphones and other electronic devices during the reporting period was a key driver of rising exports, which increased 12.7% in August 2017 compared with a year before. Taiwan’s main trading partners include China, Hong Kong, and the U.S., and improving economic conditions in those countries benefited Taiwan’s export trade.

The largest contribution to the Index’s performance for the reporting period came from the information technology sector, which represented about 58% of the Index on average. From an industry standpoint, the technology hardware and equipment industry and the semiconductors and semiconductor equipment industry were both drivers of the sector’s advance.

Another significant contributor to the Index’s performance for the reporting period was the financials sector. Banks led the gains in the sector amid expectations of improved asset quality and loan growth as economic conditions strengthened.

The materials sector also contributed to the Index’s gain for the reporting period. Within the sector, strength in the chemicals and the metals and mining industries reflected solid growth in chemicals and metals exports. The industrials and consumer staples sectors were also contributors to the Index’s performance.

The Taiwan new dollar appreciated by approximately 5% relative to the U.S. dollar during the reporting period. This had a positive impact on the Index’s performance, as returns on Taiwanese investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	58.01%
Financials	16.94
Materials	9.38
Telecommunication Services	4.22
Consumer Discretionary	4.10
Consumer Staples	3.04
Industrials	2.54
Energy	0.86
Real Estate	0.52
Health Care	0.39

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Taiwan Semiconductor Manufacturing Co. Ltd.	22.29%
Hon Hai Precision Industry Co. Ltd.	10.41
Largan Precision Co. Ltd.	3.32
Chunghwa Telecom Co. Ltd.	2.35
Cathay Financial Holding Co. Ltd.	2.33
MediaTek Inc.	2.30
Formosa Plastics Corp.	2.27
Nan Ya Plastics Corp.	2.11
CTBC Financial Holding Co. Ltd.	1.98
Fubon Financial Holding Co. Ltd.	1.87

TOTAL	51.23%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI THAILAND CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.01%	12.62%	12.22%	12.01%	12.62%	12.22%
5 Years	5.94%	5.89%	6.10%	33.43%	33.12%	34.48%
Since Inception	8.38%	8.38%	8.71%	113.65%	113.73%	119.76%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Index performance through February 11, 2013 reflects the performance of the MSCI Thailand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Thailand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,117.90	$3.26	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

The iShares MSCI Thailand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Thai equities, as represented by the MSCI Thailand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 12.01%, net of fees, while the total return for the Index was 12.22%.

Thailand’s economy expanded during the reporting period, growing in the second quarter of 2017 at its fastest pace in four years. Thailand is heavily reliant on exports, which represent approximately 65% of the economy. Key exports include manufactured goods, particularly electronics, machinery, and equipment. A recovery in exports led the economy’s expansion, as improving economic conditions in the key export markets of the U.S., the European Union, and China drove demand, particularly for electronics.

Tempering the growth in exports, private investment and consumption remained tepid during the reporting period. Thailand’s economy has trailed those of many Asian neighbors since 2014, when the country’s military junta seized power in a coup. The junta has increased spending and investment in an effort to stimulate domestic economic activity, but has failed to implement proposed infrastructure projects.

From a sector perspective, the energy sector was the largest contributor to the Index’s return for the reporting period. The country’s energy sector has diversified amid increasing demand for energy sources. During the reporting period, energy companies performed well due to growing industrial capacity, urbanization, and population growth, which have contributed to higher domestic energy demand. Within the sector, the oil, gas, and consumable fuels industry drove performance.

The financials and industrials sectors contributed meaningfully to the Index’s performance for the reporting period. Banks led the advance in the financials sector, while transportation companies were the largest contributors in the industrials sector. The materials sector also gained, reflecting strength among chemicals companies.

The Thai baht appreciated about 4% relative to the U.S. dollar during the reporting period, which contributed to the Index’s performance as investments in Thailand were worth more when translated back into U.S. dollar terms.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	20.90%
Energy	17.68
Industrials	11.64
Consumer Staples	10.61
Materials	9.86
Consumer Discretionary	6.75
Telecommunication Services	6.12
Real Estate	5.64
Health Care	4.78
Utilities	3.43
Information Technology	2.59

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

PTT PCL NVDR	9.40%
CP ALL PCL NVDR	6.82
Siam Commercial Bank PCL (The) NVDR	5.92
Kasikornbank PCL Foreign	5.51
Airports of Thailand PCL NVDR	5.20
Advanced Info Service PCL NVDR	4.34
PTT Global Chemical PCL NVDR	3.69
Siam Cement PCL (The) Foreign	3.32
PTT Exploration & Production PCL NVDR	2.71
Kasikornbank PCL NVDR	2.58

TOTAL	49.49%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI HONG KONG ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.51%

BANKS — 8.36%
Bank of East Asia Ltd. (The)[a]	4,519,610	$20,702,624
BOC Hong Kong Holdings Ltd.	13,647,000	69,486,542
Hang Seng Bank Ltd.	2,820,300	64,863,891

		155,053,057
CAPITAL MARKETS — 6.31%
Hong Kong Exchanges & Clearing Ltd.	4,289,400	117,066,594

		117,066,594
DIVERSIFIED FINANCIAL SERVICES — 0.35%
First Pacific Co. Ltd./Hong Kong	7,954,999	6,393,313

		6,393,313
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.44%
HKT Trust & HKT Ltd.	13,971,500	18,030,160
PCCW Ltd.	15,628,169	8,706,223

		26,736,383
ELECTRIC UTILITIES — 7.55%
CK Infrastructure Holdings Ltd.	2,444,000	22,140,255
CLP Holdings Ltd.	6,056,200	63,955,552
HK Electric Investments & HK Electric Investments Ltd.[b]	9,755,000	8,949,256
Power Assets Holdings Ltd.	5,116,000	45,103,974

		140,149,037
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.63%
Link REIT	8,161,500	67,365,523

		67,365,523
FOOD PRODUCTS — 1.67%
WH Group Ltd.[b]	29,717,500	31,059,951

		31,059,951
GAS UTILITIES — 3.15%
Hong Kong & China Gas Co. Ltd.[a]	30,950,802	58,528,691

		58,528,691
HOTELS, RESTAURANTS & LEISURE — 7.98%
Galaxy Entertainment Group Ltd.	8,677,000	54,436,009
Melco Resorts & Entertainment Ltd. ADR	907,174	19,912,469
MGM China Holdings Ltd.	3,503,488	7,019,107
Sands China Ltd.[a]	8,931,200	39,997,516
Shangri-La Asia Ltd.	4,618,000	7,729,660
SJM Holdings Ltd.	7,304,000	6,374,068
Wynn Macau Ltd.	5,748,000	12,617,552

		148,086,381

Security	Shares	Value
HOUSEHOLD DURABLES — 1.41%
Techtronic Industries Co. Ltd.	5,070,147	$26,236,794

		26,236,794
INDUSTRIAL CONGLOMERATES — 12.39%
CK Hutchison Holdings Ltd.	9,958,767	130,298,889
Jardine Matheson Holdings Ltd.	802,200	52,712,562
Jardine Strategic Holdings Ltd.	817,000	35,825,450
NWS Holdings Ltd.	5,729,000	11,009,354

		229,846,255
INSURANCE — 18.41%
AIA Group Ltd.	44,527,400	341,645,365

		341,645,365
MEDIA — 0.01%
I-CABLE Communications Ltd.[c]	3,523,935	130,575

		130,575
REAL ESTATE MANAGEMENT & DEVELOPMENT — 23.31%
Cheung Kong Property Holdings Ltd.	9,638,767	84,608,385
Hang Lung Group Ltd.	3,255,000	12,268,972
Hang Lung Properties Ltd.	7,468,000	18,167,971
Henderson Land Development Co. Ltd.	4,426,862	27,432,975
Hongkong Land Holdings Ltd.	4,338,400	32,147,544
Hysan Development Co. Ltd.	2,307,000	10,670,662
Kerry Properties Ltd.	2,391,000	9,470,577
New World Development Co. Ltd.	21,755,066	29,742,630
Sino Land Co. Ltd.	11,646,000	20,147,939
Sun Hung Kai Properties Ltd.	5,340,000	89,108,600
Swire Pacific Ltd. Class A	1,832,500	18,649,404
Swire Properties Ltd.[a]	4,314,800	14,940,500
Wharf Holdings Ltd. (The)	4,475,150	42,627,556
Wheelock & Co. Ltd.	3,008,357	22,505,645

		432,489,360
ROAD & RAIL — 1.72%
MTR Corp. Ltd.	5,449,083	31,852,953

		31,852,953
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.65%
ASM Pacific Technology Ltd.[a]	978,800	12,106,107

		12,106,107
TEXTILES, APPAREL & LUXURY GOODS — 1.17%
Li & Fung Ltd.	21,696,000	9,785,647
Yue Yuen Industrial Holdings Ltd.	2,729,000	11,820,570

		21,606,217

TOTAL COMMON STOCKS
(Cost: $1,735,128,032)		1,846,352,556

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.81%

MONEY MARKET FUNDS — 1.81%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	33,422,824	$33,432,851
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	109,004	109,004

		33,541,855

TOTAL SHORT-TERM INVESTMENTS (Cost: $33,536,111)		33,541,855

TOTAL INVESTMENTS IN SECURITIES — 101.32% (Cost: $1,768,664,143)[g]		1,879,894,411
Other Assets, Less Liabilities — (1.32)%		(24,447,181)

NET ASSETS — 100.00%		$1,855,447,230

ADR — American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,789,678,603. Net unrealized appreciation was $90,322,310, of which $215,773,465 represented gross unrealized appreciation on investments and $125,451,155 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	34,450,945	—		(1,028,121)[b]	33,422,824	$33,432,851	$25,964	$5,744	$—	[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	69,762	39,242	[b]	—	109,004	109,004	8	—	9,080

						$33,541,855	$25,972	$5,744	$9,080

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI HONG KONG ETF

August 31, 2017

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Hang Seng Index	2,500	Sep 2017	$8,924	$106,502

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,846,352,556	$—	$—	$1,846,352,556
Money market funds	33,541,855	—	—	33,541,855

Total	$1,879,894,411	$—	$—	$1,879,894,411

Derivative financial instruments[a]:
Assets:
Futures contracts	$106,502	$—	$—	$106,502

Total	$106,502	$—	$—	$106,502

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.77%

AEROSPACE & DEFENSE — 0.03%
Jamco Corp.[a]	2,600	$57,027

		57,027
AIR FREIGHT & LOGISTICS — 0.21%
Kintetsu World Express Inc.	10,400	168,388
Konoike Transport Co. Ltd.	7,800	110,558
Mitsui-Soko Holdings Co. Ltd.	26,000	74,887
Yusen Logistics Co. Ltd.	5,200	49,184

		403,017
AUTO COMPONENTS — 3.61%
Aisan Industry Co. Ltd.	10,400	92,982
Akebono Brake Industry Co. Ltd.[b]	26,000	82,682
Daido Metal Co. Ltd.	7,800	67,823
Daikyonishikawa Corp.	10,400	162,057
Eagle Industry Co. Ltd.	5,200	92,415
Exedy Corp.	7,800	233,518
FCC Co. Ltd.	7,800	168,672
Futaba Industrial Co. Ltd.	15,600	154,923
G-Tekt Corp.	5,200	100,116
Kasai Kogyo Co. Ltd.	7,800	111,550
Keihin Corp.	10,400	171,128
KYB Corp.	52,000	288,206
Mitsuba Corp.	7,800	113,109
Musashi Seimitsu Industry Co. Ltd.	5,200	150,718
NHK Spring Co. Ltd.	52,000	519,244
Nifco Inc./Japan	10,400	596,256
Nippon Seiki Co. Ltd.	8,000	162,457
Nissin Kogyo Co. Ltd.	10,400	179,822
Pacific Industrial Co. Ltd.	10,400	131,252
Piolax Inc.	7,800	207,934
Press Kogyo Co. Ltd.	23,400	122,677
Riken Corp.	2,600	123,078
Sanden Holdings Corp.[b]	26,000	81,501
Showa Corp.[b]	13,000	147,765
Sumitomo Riko Co. Ltd.	10,400	99,691
Tachi-S Co. Ltd.	7,800	133,307
Taiho Kogyo Co. Ltd.	5,200	74,272
Tokai Rika Co. Ltd.	13,000	245,094
Topre Corp.	7,800	225,368
Toyo Tire & Rubber Co. Ltd.	26,000	500,818
Toyota Boshoku Corp.	18,200	359,667
TPR Co. Ltd.	5,200	157,569
TS Tech Co. Ltd.	13,000	406,324
Unipres Corp.	10,400	266,095
Yorozu Corp.	5,200	102,668

		6,832,758

Security	Shares	Value
AUTOMOBILES — 0.12%
Nissan Shatai Co. Ltd.	20,800	$234,912

		234,912
BANKS — 4.88%
77 Bank Ltd. (The)	78,000	363,565
Aichi Bank Ltd. (The)	2,600	146,465
Akita Bank Ltd. (The)	52,000	157,805
Aomori Bank Ltd. (The)	52,000	191,823
Awa Bank Ltd. (The)	52,000	320,334
Bank of Iwate Ltd. (The)	5,200	203,398
Bank of Nagoya Ltd. (The)[a]	2,600	99,809
Bank of Okinawa Ltd. (The)	5,200	210,249
Bank of Saga Ltd. (The)	26,000	62,602
Bank of the Ryukyus Ltd.	10,400	154,686
Chiba Kogyo Bank Ltd. (The)	13,000	64,965
Chukyo Bank Ltd. (The)	2,600	55,114
Daishi Bank Ltd. (The)	78,000	352,935
Ehime Bank Ltd. (The)	7,800	99,219
Eighteenth Bank Ltd. (The)	52,000	124,259
Gunma Bank Ltd. (The)	91,000	532,473
Hokkoku Bank Ltd. (The)	52,000	225,368
Hokuetsu Bank Ltd. (The)	5,200	121,094
Hokuhoku Financial Group Inc.	31,200	478,801
Hyakugo Bank Ltd. (The)	52,000	216,391
Hyakujushi Bank Ltd. (The)	52,000	180,956
Iyo Bank Ltd. (The)	62,400	472,281
Jimoto Holdings Inc.	41,600	74,083
Juroku Bank Ltd. (The)	78,000	239,542
Kansai Urban Banking Corp.	7,800	94,045
Keiyo Bank Ltd. (The)	52,000	228,203
Kiyo Bank Ltd. (The)	15,600	252,866
Mie Bank Ltd. (The)	2,600	59,744
Minato Bank Ltd. (The)	5,200	96,762
Miyazaki Bank Ltd. (The)	26,000	88,116
Musashino Bank Ltd. (The)	7,800	221,824
Nanto Bank Ltd. (The)	7,800	217,218
Nishi-Nippon Financial Holdings Inc.	36,400	390,591
North Pacific Bank Ltd.	78,000	234,581
Ogaki Kyoritsu Bank Ltd. (The)	78,000	210,485
Oita Bank Ltd. (The)	26,000	98,982
San-in Godo Bank Ltd. (The)	36,400	302,286
Senshu Ikeda Holdings Inc.	62,400	232,455
Shiga Bank Ltd. (The)	52,000	273,560
Shikoku Bank Ltd. (The)	52,000	152,608
Tochigi Bank Ltd. (The)	26,000	102,053

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Toho Bank Ltd. (The)	52,000	$182,373
Tokyo TY Financial Group Inc.	5,230	121,840
TOMONY Holdings Inc.	36,400	163,380
Towa Bank Ltd. (The)	78,000	77,249
Tsukuba Bank Ltd.	20,800	68,792
Yamagata Bank Ltd. (The)	26,000	123,078
Yamanashi Chuo Bank Ltd. (The)	26,000	101,817

		9,243,125
BEVERAGES — 0.71%
Ito EN Ltd.	13,000	478,376
Sapporo Holdings Ltd.	15,600	452,862
Takara Holdings Inc.	41,600	402,922

		1,334,160
BIOTECHNOLOGY — 0.70%
GNI Group Ltd.[a,b]	26,000	113,629
HEALIOS KKb	2,600	35,081
Japan Tissue Engineering Co. Ltd.[b]	5,200	56,554
NanoCarrier Co. Ltd.[a,b]	10,400	65,012
OncoTherapy Science Inc.[a,b]	36,400	84,336
PeptiDream Inc.[a,b]	20,800	724,768
SanBio Co. Ltd.[b]	5,200	69,595
Takara Bio Inc.	13,000	176,231

		1,325,206
BUILDING PRODUCTS — 1.80%
Aica Kogyo Co. Ltd.	13,000	428,176
Bunka Shutter Co. Ltd.	13,000	98,628
Central Glass Co. Ltd.	52,000	218,281
Maeda Kosen Co. Ltd.	5,200	78,525
Nichias Corp.	26,000	304,270
Nichiha Corp.	7,800	283,836
Nippon Sheet Glass Co. Ltd.[b]	23,400	177,105
Nitto Boseki Co. Ltd.	52,000	275,450
Noritz Corp.	7,800	136,426
Okabe Co. Ltd.	10,400	94,966
Sankyo Tateyama Inc.	7,800	111,904
Sanwa Holdings Corp.	52,000	579,248
Sekisui Jushi Corp.	7,800	142,804
Sinko Industries Ltd.	5,200	81,737
Takara Standard Co. Ltd.	10,400	180,105
Takasago Thermal Engineering Co. Ltd.	13,000	214,383

		3,405,844
CAPITAL MARKETS — 0.86%
Ichiyoshi Securities Co. Ltd.	10,400	97,707

Security	Shares	Value
Jafco Co. Ltd.	7,800	$357,187
kabu.com Securities Co. Ltd.	36,400	112,448
Kyokuto Securities Co. Ltd.	5,200	74,697
Marusan Securities Co. Ltd.	13,000	109,849
Matsui Securities Co. Ltd.	28,600	218,800
Monex Group Inc.	52,000	137,016
Okasan Securities Group Inc.	26,000	149,773
SPARX Group Co. Ltd.	28,600	51,972
Tokai Tokyo Financial Holdings Inc.	54,600	314,027

		1,623,476
CHEMICALS — 6.64%
Achilles Corp.	5,200	103,424
ADEKA Corp.	23,400	397,796
Chugoku Marine Paints Ltd.	18,200	151,143
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	26,000	254,897
Denka Co. Ltd.	104,000	660,512
DIC Corp.	20,800	734,218
Fujimi Inc.	5,200	112,306
Fujimori Kogyo Co. Ltd.	5,200	184,027
Fuso Chemical Co. Ltd.	5,200	161,821
Ishihara Sangyo Kaisha Ltd.[b]	10,400	140,229
JSP Corp.	2,600	78,194
Kanto Denka Kogyo Co. Ltd.[a]	10,400	100,919
KH Neochem Co. Ltd.	5,200	133,898
Koatsu Gas Kogyo Co. Ltd.	7,800	58,610
Konishi Co. Ltd.	7,800	135,717
Kumiai Chemical Industry Co. Ltd.[a]	22,049	131,621
Kureha Corp.	2,600	133,473
Lintec Corp.	13,000	347,501
Nihon Nohyaku Co. Ltd.	13,000	74,296
Nihon Parkerizing Co. Ltd.	23,400	341,241
Nippon Kayaku Co. Ltd.	32,000	512,884
Nippon Shokubai Co. Ltd.	5,800	413,156
Nippon Soda Co. Ltd.	26,000	149,064
NOF Corp.	33,000	467,145
Okamoto Industries Inc.	26,000	269,780
Osaka Soda Co. Ltd.	26,000	125,204
Sakai Chemical Industry Co. Ltd.	26,000	125,204
Sakata INX Corp.	10,400	184,358
Sanyo Chemical Industries Ltd.	2,600	136,307
Sekisui Plastics Co. Ltd.	5,200	54,051
Shikoku Chemicals Corp.	6,000	80,792
Shin-Etsu Polymer Co. Ltd.	10,400	97,329
Showa Denko KK	33,800	897,054

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Stella Chemifa Corp.	2,600	$112,684
Sumitomo Bakelite Co. Ltd.	52,000	382,228
Sumitomo Seika Chemicals Co. Ltd.	2,600	123,315
Taiyo Holdings Co. Ltd.	5,200	259,858
Takasago International Corp.	2,600	92,368
Tenma Corp.	5,200	100,825
Toagosei Co. Ltd.	28,600	359,384
Tokai Carbon Co. Ltd.	52,000	375,141
Tokuyama Corp.[b]	78,000	344,430
Tokyo Ohka Kogyo Co. Ltd.	10,400	363,802
Toyo Ink SC Holdings Co. Ltd.	52,000	295,766
Toyobo Co. Ltd.	208,000	376,086
Ube Industries Ltd.	286,000	815,955
W-Scope Corp.[a]	7,800	165,553
Zeon Corp.	35,000	440,760

		12,556,326
COMMERCIAL SERVICES & SUPPLIES — 1.60%
Aeon Delight Co. Ltd.	5,200	184,736
Bell System24 Holdings Inc.	7,800	81,855
Daiseki Co. Ltd.	10,460	249,478
Duskin Co. Ltd.	10,400	300,018
Itoki Corp.	10,400	80,887
Kokuyo Co. Ltd.	20,800	330,351
Kyodo Printing Co. Ltd.	26,000	87,407
Matsuda Sangyo Co. Ltd.	5,260	78,092
Mitsubishi Pencil Co. Ltd.	10,400	272,804
Nippon Kanzai Co. Ltd.	5,200	92,320
Nippon Parking Development Co. Ltd.	49,400	74,508
Okamura Corp.	18,200	184,712
Oyo Corp.	5,200	75,784
Pilot Corp.[a]	10,400	455,461
Prestige International Inc.	10,400	111,503
Relia Inc.	10,400	115,944
Sato Holdings Corp.	5,200	124,070
Toppan Forms Co. Ltd.	13,000	136,898

		3,036,828
COMMUNICATIONS EQUIPMENT — 0.28%
Denki Kogyo Co. Ltd.	26,000	134,890
Hitachi Kokusai Electric Inc.	13,000	330,138
Icom Inc.	2,600	59,862

		524,890
CONSTRUCTION & ENGINEERING — 5.00%
Chiyoda Corp.[a]	37,000	192,295
Chudenko Corp.	7,800	212,611

Security	Shares	Value
COMSYS Holdings Corp.	26,000	$558,459
Daiho Corp.	26,000	118,354
Fudo Tetra Corp.	46,800	78,241
Fukuda Corp.	2,600	142,450
Hazama Ando Corp.	44,200	311,239
Hibiya Engineering Ltd.	5,200	106,589
Kandenko Co. Ltd.	26,000	278,285
Kinden Corp.	33,800	551,561
Kumagai Gumi Co. Ltd.	104,000	325,059
Kyowa Exeo Corp.	23,400	440,105
Kyudenko Corp.	10,400	421,915
Maeda Corp.	26,000	317,263
Maeda Road Construction Co. Ltd.	26,000	522,079
Mirait Holdings Corp.	15,600	185,539
Nippo Corp.	10,000	198,074
Nippon Densetsu Kogyo Co. Ltd.	7,800	159,175
Nippon Koei Co. Ltd.	2,600	81,147
Nippon Road Co. Ltd. (The)	26,000	144,576
Nishimatsu Construction Co. Ltd.	78,000	429,475
Okumura Corp.	52,000	388,842
OSJB Holdings Corp.[a]	33,800	91,825
Penta-Ocean Construction Co. Ltd.	70,200	420,970
Raito Kogyo Co. Ltd.	10,400	103,565
Sanki Engineering Co. Ltd.	10,400	115,188
Shinnihon Corp.	7,800	57,051
SHO-BOND Holdings Co. Ltd.	5,200	287,734
Sumitomo Densetsu Co. Ltd.	5,200	89,013
Sumitomo Mitsui Construction Co. Ltd.	208,000	230,565
Taihei Dengyo Kaisha Ltd.	5,000	66,827
Taikisha Ltd.	7,800	197,729
Takamatsu Construction Group Co. Ltd.	2,600	67,776
Tekken Corp.	26,000	85,045
Toa Corp./Tokyo[b]	2,600	48,168
Toda Corp.	52,000	373,251
Tokyu Construction Co. Ltd.	20,840	168,901
Toshiba Plant Systems & Services Corp.	13,000	223,478
Totetsu Kogyo Co. Ltd.	7,800	254,779
Toyo Construction Co. Ltd.	18,200	81,525
Toyo Engineering Corp.	52,000	131,347
Yahagi Construction Co. Ltd.	7,800	67,185
Yokogawa Bridge Holdings Corp.	7,800	139,260

		9,464,515

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
CONSTRUCTION MATERIALS — 0.25%
Sumitomo Osaka Cement Co. Ltd.	104,000	$465,855

		465,855
CONSUMER FINANCE — 0.56%
Aiful Corp.[a,b]	83,200	288,773
Hitachi Capital Corp.	13,000	301,672
J Trust Co. Ltd.	18,200	160,073
Jaccs Co. Ltd.	26,000	128,748
Orient Corp.[a]	114,400	185,019

		1,064,285
CONTAINERS & PACKAGING — 0.50%
FP Corp.	5,200	268,835
Fuji Seal International Inc.	10,400	314,665
Pack Corp. (The)	2,600	88,706
Rengo Co. Ltd.	46,800	270,016

		942,222
DISTRIBUTORS — 0.38%
Canon Marketing Japan Inc.	13,000	298,010
Doshisha Co. Ltd.	5,200	107,014
PALTAC Corp.	7,800	308,641

		713,665
DIVERSIFIED CONSUMER SERVICES — 0.04%
Meiko Network Japan Co. Ltd.	5,200	70,823

		70,823
DIVERSIFIED FINANCIAL SERVICES — 1.06%
Financial Products Group Co. Ltd.	18,200	200,587
Fuyo General Lease Co. Ltd.	5,200	314,665
IBJ Leasing Co. Ltd.	7,800	198,863
Japan Securities Finance Co. Ltd.	23,400	121,826
Ricoh Leasing Co. Ltd.	5,200	181,428
Tokyo Century Corp.	10,480	453,727
Zenkoku Hosho Co. Ltd.	13,000	527,394

		1,998,490
ELECTRIC UTILITIES — 0.81%
Hokkaido Electric Power Co. Inc.	46,800	356,337
Hokuriku Electric Power Co.	44,200	420,474
Okinawa Electric Power Co. Inc. (The)	8,430	187,963
Shikoku Electric Power Co. Inc.	44,200	575,090

		1,539,864
ELECTRICAL EQUIPMENT — 1.86%
Chiyoda Integre Co. Ltd.	2,600	54,523
Cosel Co. Ltd.	5,200	69,311
Daihen Corp.	26,000	225,604

Security	Shares	Value
Denyo Co. Ltd.	5,200	$89,344
Fujikura Ltd.	65,000	527,985
Furukawa Electric Co. Ltd.	18,200	985,572
Futaba Corp.	7,800	144,150
GS Yuasa Corp.	78,000	386,953
Idec Corp./Japan	7,800	137,063
Nissin Electric Co. Ltd.	13,000	144,103
Nitto Kogyo Corp.	7,800	140,253
Sanyo Denki Co. Ltd.	8,000	92,386
Tatsuta Electric Wire and Cable Co. Ltd.	10,400	68,414
Toyo Tanso Co. Ltd.	2,600	58,799
Ushio Inc.	28,600	387,968

		3,512,428
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.47%
Ai Holdings Corp.	10,400	263,449
Amano Corp.	15,600	364,699
Anritsu Corp.	36,400	289,388
Azbil Corp.	15,600	649,173
Canon Electronics Inc.	5,200	104,132
Citizen Watch Co. Ltd.	72,800	515,275
CONEXIO Corp.	2,600	44,294
Daiwabo Holdings Co. Ltd.	52,000	208,832
Dexerials Corp.	13,000	178,830
Elematec Corp.	2,600	47,790
Enplas Corp.	2,600	112,212
HORIBA Ltd.	10,400	636,889
Hosiden Corp.	15,600	261,228
Ibiden Co. Ltd.	28,600	473,202
Iriso Electronics Co. Ltd.	5,200	255,606
Japan Aviation Electronics Industry Ltd.	8,000	132,219
Japan Cash Machine Co. Ltd.	5,200	55,043
Japan Display Inc.[a,b]	96,200	173,066
Kaga Electronics Co. Ltd.	5,200	138,670
Koa Corp.	7,800	145,213
Macnica Fuji Electronics Holdings Inc.	7,800	136,993
Maruwa Co. Ltd./Aichi	2,600	141,032
Nichicon Corp.	13,000	151,545
Nippon Ceramic Co. Ltd.	5,200	137,819
Nippon Chemi-Con Corp.	26,000	97,565
Nippon Signal Co. Ltd.	13,000	137,725
Nissha Printing Co. Ltd.[a]	7,800	211,761
Nohmi Bosai Ltd.	5,200	79,091

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Oki Electric Industry Co. Ltd.	20,800	$285,372
Optex Group Co. Ltd.	2,600	99,927
Ryosan Co. Ltd.	7,800	326,358
Ryoyo Electro Corp.	5,200	87,549
SIIX Corp.	5,200	215,210
SMK Corp.	26,000	107,723
Taiyo Yuden Co. Ltd.	28,600	432,144
Topcon Corp.	26,000	458,532
Toyo Corp./Chuo-ku	7,800	73,138
UKC Holdings Corp.	5,200	91,092
V Technology Co. Ltd.[a]	800	137,670

		8,457,456
ENERGY EQUIPMENT & SERVICES — 0.16%
Modec Inc.	5,200	115,235
Shinko Plantech Co. Ltd.	13,000	110,322
Toyo Kanetsu KK	26,000	78,902

		304,459
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.36%
Activia Properties Inc.	156	684,608
Advance Residence Investment Corp.	338	864,501
AEON REIT Investment Corp.	338	365,455
Comforia Residential REIT Inc.	130	281,710
Daiwa Office Investment Corp.	78	389,079
Frontier Real Estate Investment Corp.	130	558,105
Fukuoka REIT Corp.	182	271,694
Global One Real Estate Investment Corp.	52	180,483
GLP J-REIT	650	693,349
Hankyu REIT Inc.	130	163,002
Heiwa Real Estate REIT Inc.	234	196,878
Hoshino Resorts REIT Inc.	52	270,253
Hulic Reit Inc.	234	353,998
Ichigo Office REIT Investment	338	233,093
Industrial & Infrastructure Fund Investment Corp.	78	349,746
Invesco Office J-Reit Inc.	208	201,650
Invincible Investment Corp.	884	377,102
Japan Excellent Inc.	312	374,479
Japan Hotel REIT Investment Corp.	988	679,553
Japan Logistics Fund Inc.	208	423,522
Japan Rental Housing Investments Inc.	416	311,074
Kenedix Office Investment Corp.	104	594,367
Kenedix Residential Investment Corp.	78	199,500

Security	Shares	Value
Kenedix Retail REIT Corp.	130	$286,080
LaSalle Logiport REIT	286	278,048
MCUBS MidCity Investment Corp.	78	231,746
Mitsui Fudosan Logistics Park Inc.	52	148,828
Mori Hills REIT Investment Corp.	390	498,219
Mori Trust Hotel Reit Inc.	78	104,605
MORI TRUST Sogo REIT Inc.	260	423,805
Nippon Accommodations Fund Inc.	130	527,394
NIPPON REIT Investment Corp.	104	302,853
Orix JREIT Inc.	650	936,671
Premier Investment Corp.	338	328,910
Sekisui House Reit Inc.[a]	234	287,450
Sekisui House SI Residential Investment Corp.	260	270,725
TOKYU REIT Inc.	234	290,640

		13,933,175
FOOD & STAPLES RETAILING — 3.26%
Ain Holdings Inc.	5,200	382,228
Arcs Co. Ltd.	10,400	232,833
Axial Retailing Inc.	2,600	106,188
Belc Co. Ltd.	2,600	125,677
Cawachi Ltd.	2,600	63,075
Cocokara fine Inc.	5,200	287,262
Cosmos Pharmaceutical Corp.	2,600	588,933
Create SD Holdings Co. Ltd.	7,800	202,406
Daikokutenbussan Co. Ltd.	2,600	125,913
Heiwado Co. Ltd.	7,800	181,924
Kansai Super Market Ltd.	2,600	33,640
Kato Sangyo Co. Ltd.	5,200	153,080
Kobe Bussan Co. Ltd.	2,600	133,709
Kusuri no Aoki Holdings Co. Ltd.	2,900	163,629
Life Corp.	2,600	65,555
Matsumotokiyoshi Holdings Co. Ltd.	10,400	706,814
Ministop Co. Ltd.	5,200	106,211
Mitsubishi Shokuhin Co. Ltd.	2,600	77,958
Qol Co. Ltd.	5,200	92,462
San-A Co. Ltd.	5,200	228,439
Shoei Foods Corp.	2,600	126,149
Sogo Medical Co. Ltd.	2,600	119,299
Sugi Holdings Co. Ltd.	10,400	549,010
United Super Markets Holdings Inc.	13,000	131,228
Valor Holdings Co. Ltd.	10,400	224,707
Welcia Holdings Co. Ltd.	13,000	509,677
Yakuodo Co. Ltd.[a]	2,600	71,815
Yaoko Co. Ltd.	5,200	247,574
Yokohama Reito Co. Ltd.	13,000	125,204

		6,162,599

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
FOOD PRODUCTS — 4.91%
Ariake Japan Co. Ltd.	5,200	$381,755
DyDo Group Holdings Inc.	2,600	131,346
Ezaki Glico Co. Ltd.	10,400	551,844
Fuji Oil Holdings Inc.	15,600	437,979
Fujicco Co. Ltd.	5,200	128,323
Fujiya Co. Ltd.	2,600	57,405
Hokuto Corp.	5,200	93,029
House Foods Group Inc.	15,600	474,123
Itoham Yonekyu Holdings Inc.	36,400	326,760
J-Oil Mills Inc.	2,600	94,258
Kagome Co. Ltd.	20,800	655,788
Kameda Seika Co. Ltd.	2,600	118,354
Kenko Mayonnaise Co. Ltd.	2,600	67,350
Kewpie Corp.	28,600	684,726
KEY Coffee Inc.	5,200	104,888
Kotobuki Spirits Co. Ltd.	5,200	172,924
Marudai Food Co. Ltd.	26,000	123,551
Maruha Nichiro Corp.	10,400	301,436
MEGMILK SNOW BRAND Co. Ltd.	13,000	381,519
Mitsui Sugar Co. Ltd.	5,200	176,467
Morinaga & Co. Ltd./Japan	10,400	595,312
Morinaga Milk Industry Co. Ltd.	52,000	410,104
Nichirei Corp.	31,200	824,081
Nippon Beet Sugar Manufacturing Co. Ltd.	5,200	113,393
Nippon Flour Mills Co. Ltd.	13,000	206,233
Nippon Suisan Kaisha Ltd.	72,800	409,442
Nisshin OilliO Group Ltd. (The)	26,000	186,153
Prima Meat Packers Ltd.	26,000	160,876
Riken Vitamin Co. Ltd.	2,600	100,164
Rock Field Co. Ltd.	7,800	142,804
Rokko Butter Co. Ltd.	2,600	55,681
S Foods Inc.	2,600	99,573
Sakata Seed Corp.[a]	7,800	241,668
Showa Sangyo Co. Ltd.	26,000	144,103
Warabeya Nichiyo Holdings Co. Ltd.	5,200	130,213

		9,283,625
GAS UTILITIES — 0.10%
K&O Energy Group Inc.	5,200	83,958
Shizuoka Gas Co. Ltd.	13,000	103,116

		187,074
HEALTH CARE EQUIPMENT & SUPPLIES — 1.72%
Asahi Intecc Co. Ltd.	13,000	680,356
Eiken Chemical Co. Ltd.	5,200	173,869

Security	Shares	Value
Fukuda Denshi Co. Ltd.	2,600	$197,256
Hogy Medical Co. Ltd.	2,600	183,318
JEOL Ltd.	26,000	122,606
Mani Inc.	5,200	120,385
Menicon Co. Ltd.	2,600	98,510
Nagaileben Co. Ltd.	5,200	129,835
Nakanishi Inc.	5,200	224,423
Nihon Kohden Corp.	20,800	481,919
Nikkiso Co. Ltd.	15,600	142,308
Nipro Corp.	36,400	480,879
Paramount Bed Holdings Co. Ltd.	5,200	227,730

		3,263,394
HEALTH CARE PROVIDERS & SERVICES — 0.80%
AS ONE Corp.	2,600	142,450
BML Inc.	5,200	111,219
Japan Lifeline Co. Ltd.	5,200	265,055
NichiiGakkan Co. Ltd.	10,400	111,975
Ship Healthcare Holdings Inc.	10,400	317,500
Toho Holdings Co. Ltd.	13,000	254,425
Tokai Corp./Gifu	2,600	114,692
Tsukui Corp.	15,600	106,306
Vital KSK Holdings Inc.	10,400	84,950

		1,508,572
HOTELS, RESTAURANTS & LEISURE — 3.27%
Atom Corp.[a]	23,400	174,766
BRONCO BILLY Co. Ltd.[a]	2,600	64,894
Colowide Co. Ltd.	15,600	286,033
Create Restaurants Holdings Inc.	13,000	132,291
Doutor Nichires Holdings Co. Ltd.	7,800	169,239
Fuji Kyuko Co. Ltd.[a]	8,000	87,370
Fujita Kanko Inc.	2,600	86,108
Hiday Hidaka Corp.	5,216	150,234
Hiramatsu Inc.	7,800	43,798
HIS Co. Ltd.[a]	10,400	347,738
Ichibanya Co. Ltd.	2,600	106,306
Kappa Create Co. Ltd.[a,b]	7,800	90,147
Kisoji Co. Ltd.	5,200	131,252
KNT-CT Holdings Co. Ltd.[b]	26,000	52,444
Komeda Holdings Co. Ltd.	7,800	130,614
Koshidaka Holdings Co. Ltd.[a]	2,600	76,894
Kura Corp.	2,600	142,686
Kyoritsu Maintenance Co. Ltd.	7,880	219,088
Matsuya Foods Co. Ltd.	2,600	96,148
MOS Food Services Inc.	7,800	248,755
Ohsho Food Service Corp.	2,600	103,116

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Plenus Co. Ltd.	5,200	$116,227
Resorttrust Inc.	20,800	388,748
Ringer Hut Co. Ltd.[a]	5,200	118,070
Round One Corp.	18,200	207,863
Royal Holdings Co. Ltd.	7,800	197,516
Saizeriya Co. Ltd.	7,800	220,761
Skylark Co. Ltd.	26,000	381,047
St. Marc Holdings Co. Ltd.	5,200	155,442
Tokyo Dome Corp.	23,400	221,541
Tokyotokeiba Co. Ltd.	5,200	158,041
Toridoll Holdings Corp.	5,200	162,766
Tosho Co. Ltd.	2,600	128,275
WATAMI Co. Ltd.	5,200	73,186
Yoshinoya Holdings Co. Ltd.[a]	15,600	265,481
Zensho Holdings Co. Ltd.	23,400	443,720

		6,178,605
HOUSEHOLD DURABLES — 2.03%
Alpine Electronics Inc.	10,400	191,823
Chofu Seisakusho Co. Ltd.	5,200	127,047
Clarion Co. Ltd.	26,000	101,108
Cleanup Corp.	5,200	41,719
Foster Electric Co. Ltd.	5,200	109,235
France Bed Holdings Co. Ltd.	7,800	72,288
Fujitsu General Ltd.	15,600	326,004
Funai Electric Co. Ltd.[a]	5,200	39,735
Haseko Corp.	70,200	868,730
JVC Kenwood Corp.	33,800	89,675
Misawa Homes Co. Ltd.	7,800	67,398
Pioneer Corp.[b]	83,200	154,970
Pressance Corp.	10,400	133,520
Sangetsu Corp.	13,000	232,101
Starts Corp. Inc.	7,800	194,397
Sumitomo Forestry Co. Ltd.	33,800	526,378
Tamron Co. Ltd.	5,200	93,029
Token Corp.	2,620	361,363
Zojirushi Corp.	10,400	103,565

		3,834,085
HOUSEHOLD PRODUCTS — 0.65%
Earth Chemical Co. Ltd.	2,600	124,496
Pigeon Corp.	28,600	1,105,697

		1,230,193
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.04%
eRex Co. Ltd.[a]	7,800	74,343

		74,343

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 0.31%
Katakura Industries Co. Ltd.	5,200	$59,484
Nisshinbo Holdings Inc.	33,800	358,085
TOKAI Holdings Corp.	20,800	161,395

		578,964
INSURANCE — 0.07%
Anicom Holdings Inc.	5,200	136,024

		136,024
INTERNET & DIRECT MARKETING RETAIL — 0.18%
ASKUL Corp.[a]	5,200	156,624
Belluna Co. Ltd.	13,000	133,236
Senshukai Co. Ltd.	7,800	48,334

		338,194
INTERNET SOFTWARE & SERVICES — 0.97%
Ateam Inc.	2,600	68,012
COOKPAD Inc.[a]	15,600	108,999
CROOZ Inc.[a]	2,600	55,279
Dip Corp.	7,800	163,569
F@N Communications Inc.	10,400	108,951
GMO Internet Inc.	18,200	235,810
Gree Inc.	28,600	208,406
Gurunavi Inc.	7,800	116,157
Infomart Corp.[a]	23,400	170,727
Internet Initiative Japan Inc.	7,800	145,710
Istyle Inc.[a]	10,400	60,854
SMS Co. Ltd.	7,800	251,944
UNITED Inc./Japan	2,600	63,405
ZIGExN Co. Ltd.[b]	5,200	81,832

		1,839,655
IT SERVICES — 2.06%
Digital Garage Inc.[a]	10,400	207,320
DTS Corp.	5,200	146,229
GMO Payment Gateway Inc.[a]	5,274	336,394
Hearts United Group Co. Ltd.[a]	2,600	36,404
Ines Corp.	7,800	70,800
Infocom Corp.	2,600	65,224
Information Services International-Dentsu Ltd.	2,600	57,736
Itochu Techno-Solutions Corp.	13,000	483,100
Kanematsu Electronics Ltd.	5,200	146,229
NEC Networks & System Integration Corp.	5,200	121,188
NET One Systems Co. Ltd.	20,800	212,044
Nihon Unisys Ltd.	18,200	285,584

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
NS Solutions Corp.	10,400	$223,100
SCSK Corp.	13,056	564,661
TIS Inc.	20,848	614,681
TKC Corp.	5,200	152,135
Transcosmos Inc.	7,800	167,609

		3,890,438
LEISURE PRODUCTS — 0.56%
Fields Corp.	5,200	53,436
Heiwa Corp.	13,016	259,232
Mars Engineering Corp.	2,600	54,334
Mizuno Corp.	26,000	159,695
Tomy Co. Ltd.	20,800	277,623
Universal Entertainment Corp.	5,200	133,709
Yonex Co. Ltd.[a]	15,600	122,748

		1,060,777
LIFE SCIENCES TOOLS & SERVICES — 0.10%
EPS Holdings Inc.	7,800	152,726
Linical Co. Ltd.	2,600	38,506

		191,232
MACHINERY — 7.04%
Aichi Corp.	7,800	53,153
Aida Engineering Ltd.	13,000	138,788
Anest Iwata Corp.	10,400	98,274
Asahi Diamond Industrial Co. Ltd.	13,000	113,983
Bando Chemical Industries Ltd.	10,400	102,620
CKD Corp.	13,000	219,935
Daifuku Co. Ltd.	26,000	1,130,383
Daiwa Industries Ltd.	7,800	84,265
DMG Mori Co. Ltd.	28,600	466,446
Ebara Corp.	26,000	804,379
Fuji Machine Manufacturing Co. Ltd.	18,200	320,476
Fujitec Co. Ltd.	13,000	187,570
Fukushima Industries Corp.	2,600	96,856
Furukawa Co. Ltd.	78,000	133,945
Giken Ltd.	2,600	70,705
Glory Ltd.	15,600	530,111
Harmonic Drive Systems Inc.[a]	7,800	342,304
Hirata Corp.	2,600	266,945
Hitachi Zosen Corp.	41,600	205,997
Iseki & Co. Ltd.	5,200	107,298
Japan Steel Works Ltd. (The)	15,600	316,507
Kato Works Co. Ltd.	2,600	82,564
Kitz Corp.	20,800	167,065
Komori Corp.	13,000	160,285
Kyokuto Kaihatsu Kogyo Co. Ltd.	7,800	118,850

Security	Shares	Value
Makino Milling Machine Co. Ltd.	26,000	$204,343
Max Co. Ltd.	4,000	52,408
Meidensha Corp.	52,000	188,988
METAWATER Co. Ltd.	2,600	71,579
Mitsubishi Nichiyu Forklift Co. Ltd.	7,800	52,232
Mitsuboshi Belting Ltd.	7,000	80,774
Mitsui Engineering & Shipbuilding Co. Ltd.	182,000	228,203
Miura Co. Ltd.	23,400	527,276
Morita Holdings Corp.	7,800	120,338
Nachi-Fujikoshi Corp.	52,000	275,450
Namura Shipbuilding Co. Ltd.	13,000	77,603
Nippon Sharyo Ltd.[a,b]	26,000	69,453
Nippon Thompson Co. Ltd.	15,600	88,872
Nitta Corp.	5,200	184,972
Nitto Kohki Co. Ltd.	2,600	63,311
Noritake Co. Ltd./Nagoya Japan	2,600	115,637
NTN Corp.	104,000	419,553
Obara Group Inc.	2,600	143,867
Oiles Corp.	5,296	96,287
OKUMA Corp.	26,000	239,070
OSG Corp.	20,800	437,696
Ryobi Ltd.	26,000	130,638
Shibuya Corp.	5,200	171,506
Shima Seiki Manufacturing Ltd.	5,200	263,638
Shinmaywa Industries Ltd.	26,000	224,896
Sintokogio Ltd.	10,400	110,558
Sodick Co. Ltd.	10,400	126,811
Star Micronics Co. Ltd.	10,400	172,924
Tadano Ltd.	26,000	303,325
Takeuchi Manufacturing Co. Ltd.	7,800	147,127
Takuma Co. Ltd.	20,800	235,857
Teikoku Sen-I Co. Ltd.	5,200	101,770
Tocalo Co. Ltd.	5,200	190,405
Toshiba Machine Co. Ltd.	26,000	125,204
Tsubaki Nakashima Co. Ltd.[a]	5,200	116,983
Tsubakimoto Chain Co.	26,000	204,107
Tsugami Corp.	26,000	210,013
Tsukishima Kikai Co. Ltd.	7,800	95,179
Tsurumi Manufacturing Co. Ltd.	5,200	93,218
Union Tool Co.	2,600	84,100
YAMABIKO Corp.	7,800	89,438
Yushin Precision Equipment Co. Ltd.[a]	2,600	70,870

		13,326,183

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
MARINE — 0.42%
Iino Kaiun Kaisha Ltd.	23,400	$103,754
Kawasaki Kisen Kaisha Ltd.[a,b]	234,000	633,582
NS United Kaiun Kaisha Ltd.	26,000	55,515

		792,851
MEDIA — 1.89%
Amuse Inc.	2,600	67,398
Asatsu-DK Inc.	7,800	210,343
Avex Group Holdings Inc.	7,800	106,802
CyberAgent Inc.	26,000	849,264
D.A. Consortium Holdings Inc.	5,200	79,328
Daiichikosho Co. Ltd.	10,400	503,652
Kadokawa Dwango[a,b]	13,008	151,756
Lifull Co. Ltd.	13,000	107,251
Septeni Holdings Co. Ltd.[a]	26,000	68,272
Shochiku Co. Ltd.	2,600	368,290
SKY Perfect JSAT Holdings Inc.	41,600	188,988
Toei Co. Ltd.	26,000	309,704
Tokyo Broadcasting System Holdings Inc.	10,400	199,382
TV Asahi Holdings Corp.	5,200	104,841
Vector Inc.	7,800	108,361
Zenrin Co. Ltd.	5,200	159,222

		3,582,854
METALS & MINING — 2.68%
Aichi Steel Corp.	2,600	101,699
Asahi Holdings Inc.	7,800	163,144
Daido Steel Co. Ltd.	78,000	463,493
Dowa Holdings Co. Ltd.	78,000	588,225
Godo Steel Ltd.	2,600	49,468
Kyoei Steel Ltd.	5,200	79,517
Mitsubishi Steel Manufacturing Co. Ltd.	26,000	69,689
Mitsui Mining & Smelting Co. Ltd.	156,000	827,767
Nakayama Steel Works Ltd.	5,200	33,593
Neturen Co. Ltd.	7,800	76,044
Nippon Denko Co. Ltd.	28,600	118,235
Nippon Light Metal Holdings Co. Ltd.	150,800	443,932
Nisshin Steel Co. Ltd.	13,000	168,908
Nittetsu Mining Co. Ltd.	2,600	181,901
Osaka Steel Co. Ltd.	2,600	58,444
OSAKA Titanium Technologies Co. Ltd.[a]	5,200	75,501
Pacific Metals Co. Ltd.[b]	26,000	73,705
Sanyo Special Steel Co. Ltd.	26,000	140,323

Security	Shares	Value
Toho Titanium Co. Ltd.[a]	7,800	$57,901
Toho Zinc Co. Ltd.	26,000	119,298
Tokyo Rope Manufacturing Co. Ltd.[a]	5,200	74,745
Tokyo Steel Manufacturing Co. Ltd.	26,000	219,935
Topy Industries Ltd.	5,200	175,995
Toyo Kohan Co. Ltd.	13,000	63,547
UACJ Corp.	78,140	210,863
Yamato Kogyo Co. Ltd.	10,400	293,876
Yodogawa Steel Works Ltd.	5,200	145,284

		5,075,032
MULTILINE RETAIL — 0.97%
Fuji Co. Ltd./Ehime	5,200	129,126
H2O Retailing Corp.	20,835	375,583
Izumi Co. Ltd.	10,400	544,285
Kintetsu Department Store Co. Ltd.[b]	2,600	87,288
Matsuya Co. Ltd.	7,800	67,894
Parco Co. Ltd.	5,200	63,878
Seria Co. Ltd.[a]	10,400	568,853

		1,836,907
OIL, GAS & CONSUMABLE FUELS — 0.58%
Cosmo Energy Holdings Co. Ltd.	15,600	322,460
ITOCHU Enex Co. Ltd.	13,000	129,929
Japan Petroleum Exploration Co. Ltd.	7,800	149,537
Nippon Gas Co. Ltd.	10,400	348,683
San-Ai Oil Co. Ltd.	13,000	144,339

		1,094,948
PAPER & FOREST PRODUCTS — 0.65%
Daiken Corp.	5,200	119,346
Daio Paper Corp.	18,200	222,911
Hokuetsu Kishu Paper Co. Ltd.	33,800	224,494
Mitsubishi Paper Mills Ltd.[b]	10,400	69,170
Nippon Paper Industries Co. Ltd.	26,000	497,510
Tokushu Tokai Paper Co. Ltd.	2,600	100,518

		1,233,949
PERSONAL PRODUCTS — 1.23%
Ci:z Holdings Co. Ltd.	7,800	306,160
Euglena Co. Ltd.[a,b]	18,200	190,334
Fancl Corp.	10,400	244,456
Kobayashi Pharmaceutical Co. Ltd.	13,000	806,742
Mandom Corp.	5,200	311,357
Milbon Co. Ltd.	2,600	157,096
Noevir Holdings Co. Ltd.	5,200	310,413

		2,326,558

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
PHARMACEUTICALS — 2.48%
ASKA Pharmaceutical Co. Ltd.	5,200	$80,839
JCR Pharmaceuticals Co. Ltd.	2,600	77,249
Kaken Pharmaceutical Co. Ltd.	7,800	411,757
Kissei Pharmaceutical Co. Ltd.	7,800	197,516
KYORIN Holdings Inc.	10,400	218,281
Mochida Pharmaceutical Co. Ltd.	2,600	198,673
Nichi-Iko Pharmaceutical Co. Ltd.[a]	10,450	161,887
Nippon Shinyaku Co. Ltd.	13,000	903,598
Rohto Pharmaceutical Co. Ltd.	26,000	602,871
Sawai Pharmaceutical Co. Ltd.	7,800	425,931
Seikagaku Corp.	10,400	183,885
Sosei Group Corp.[a,b]	3,800	313,502
Torii Pharmaceutical Co. Ltd.	2,600	69,855
Towa Pharmaceutical Co. Ltd.	2,600	123,787
Tsumura & Co.	15,600	587,516
ZERIA Pharmaceutical Co. Ltd.	7,800	142,946

		4,700,093
PROFESSIONAL SERVICES — 1.86%
Benefit One Inc.[a]	5,200	219,698
en-japan Inc.	5,200	181,901
Funai Soken Holdings Inc.	5,200	165,837
JAC Recruitment Co. Ltd.	2,600	38,790
Link And Motivation Inc.[a]	7,800	54,995
Meitec Corp.	7,800	360,022
Nihon M&A Center Inc.	15,600	721,461
Nomura Co. Ltd.	10,400	224,801
Outsourcing Inc.	2,600	170,798
Persol Holdings Co. Ltd.	41,600	844,398
Tanseisha Co. Ltd.	10,400	107,723
TechnoPro Holdings Inc.	7,800	355,061
Yumeshin Holdings Co. Ltd.[a]	10,400	73,894

		3,519,379
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.76%
Ardepro Co. Ltd.[a]	39,000	48,192
Daibiru Corp.	13,000	136,307
Daikyo Inc.	78,000	152,371
Goldcrest Co. Ltd.	5,200	118,495
Heiwa Real Estate Co. Ltd.	10,400	178,783
Ichigo Inc.	59,800	192,886
Japan Asset Marketing Co. Ltd.[b]	33,800	39,002
Kenedix Inc.	65,000	311,830
Leopalace21 Corp.	65,000	476,013
NTT Urban Development Corp.	31,200	301,625
Open House Co. Ltd.	7,800	240,960

Security	Shares	Value
Relo Group Inc.	28,600	$649,386
Sun Frontier Fudousan Co. Ltd.	5,200	51,735
Takara Leben Co. Ltd.	20,800	100,731
TOC Co. Ltd.	15,600	138,906
Tosei Corp.	7,800	64,350
Unizo Holdings Co. Ltd.	5,200	122,133

		3,323,705
ROAD & RAIL — 2.10%
Fukuyama Transporting Co. Ltd.	26,000	159,222
Hitachi Transport System Ltd.	13,000	313,838
Nankai Electric Railway Co. Ltd.	130,000	666,182
Nikkon Holdings Co. Ltd.	15,600	366,542
Nishi-Nippon Railroad Co. Ltd.	78,000	377,739
Sakai Moving Service Co. Ltd.	2,600	136,544
Sankyu Inc.	78,000	610,194
Seino Holdings Co. Ltd.	39,000	529,757
Senko Group Holdings Co. Ltd.	26,000	187,807
Sotetsu Holdings Inc.	104,000	504,597
Trancom Co. Ltd.	2,600	130,638

		3,983,060
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.25%
Advantest Corp.	41,600	692,829
Japan Material Co. Ltd.[a]	5,200	127,425
Lasertec Corp.	10,400	188,043
Megachips Corp.[a]	5,200	171,979
Micronics Japan Co. Ltd.[a]	7,800	73,138
Mimasu Semiconductor Industry Co. Ltd.	2,600	41,790
Mitsui High-Tec Inc.	5,200	91,234
Sanken Electric Co. Ltd.	26,000	132,528
SCREEN Holdings Co. Ltd.	10,400	671,852
Shindengen Electric Manufacturing Co. Ltd.	26,000	170,325
Shinko Electric Industries Co. Ltd.	18,200	127,000
Sumco Corp.	57,200	839,862
Tokyo Seimitsu Co. Ltd.	10,400	356,714
ULVAC Inc.	10,400	571,688

		4,256,407
SOFTWARE — 1.47%
Broadleaf Co. Ltd.	10,400	77,296
Capcom Co. Ltd.	10,400	258,063
COLOPL Inc.[a]	13,000	160,167
Fuji Soft Inc.	5,200	155,442
GungHo Online Entertainment Inc.	98,800	295,341

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Justsystems Corp.	7,800	$174,129
Koei Tecmo Holdings Co. Ltd.	10,440	221,966
Marvelous Inc.[a]	7,800	70,729
Miroku Jyoho Service Co. Ltd.	5,200	117,456
MTI Ltd.	7,800	52,090
NSD Co. Ltd.	10,400	191,917
OBIC Business Consultants Co. Ltd.	2,600	133,000
Square Enix Holdings Co. Ltd.	23,400	821,743
Systena Corp.	2,600	60,641

		2,789,980
SPECIALTY RETAIL — 2.83%
Adastria Co. Ltd.	5,200	114,668
Alpen Co. Ltd.	5,200	103,707
AOKI Holdings Inc.	10,400	138,339
Aoyama Trading Co. Ltd.	13,000	476,013
Arcland Sakamoto Co. Ltd.	5,200	73,753
Asahi Co. Ltd.	5,200	58,161
Autobacs Seven Co. Ltd.	18,200	299,971
BIC Camera Inc.	23,400	278,733
Chiyoda Co. Ltd.	5,200	131,772
DCM Holdings Co. Ltd.	26,000	233,873
EDION Corp.[a]	18,200	174,790
Geo Holdings Corp.	7,800	110,345
IDOM Inc.[a]	15,600	101,628
JINS Inc.	2,600	152,372
Joshin Denki Co. Ltd.	6,000	93,222
Joyful Honda Co. Ltd.	7,800	217,572
K’s Holdings Corp.	20,800	464,532
Keiyo Co. Ltd.	7,800	53,224
Kohnan Shoji Co. Ltd.	7,800	145,993
Komeri Co. Ltd.	7,800	226,431
Laox Co. Ltd.[a,b]	7,800	34,939
Nishimatsuya Chain Co. Ltd.	13,000	136,189
Nojima Corp.	7,800	149,041
PAL GROUP Holdings Co. Ltd.	2,600	82,800
PC Depot Corp.[a]	10,440	76,076
Right On Co. Ltd.[a]	2,600	21,497
Sac’s Bar Holdings Inc.	5,200	61,610
Sanrio Co. Ltd.	13,000	237,062
Shimachu Co. Ltd.	10,400	267,890
T-Gaia Corp.	5,200	102,006
United Arrows Ltd.	5,200	173,396
VT Holdings Co. Ltd.	20,800	114,149
Xebio Holdings Co. Ltd.	5,200	102,479
Yellow Hat Ltd.	5,200	144,103

		5,352,336

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.62%
Eizo Corp.	5,200	$216,864
Elecom Co. Ltd.	2,600	54,381
Hitachi Maxell Ltd.	10,400	248,235
MCJ Co. Ltd.	7,800	91,068
Melco Holdings Inc.	2,600	83,273
Riso Kagaku Corp.	5,200	98,510
Roland DG Corp.	2,600	64,350
Toshiba TEC Corp.	26,000	146,466
Wacom Co. Ltd.	36,400	168,341

		1,171,488
TEXTILES, APPAREL & LUXURY GOODS — 1.14%
Descente Ltd.	10,400	133,142
Fujibo Holdings Inc.	2,600	79,375
Goldwin Inc.	1,000	71,506
Gunze Ltd.	52,000	231,983
Japan Wool Textile Co. Ltd. (The)	18,200	156,269
Kurabo Industries Ltd.	52,000	133,709
Onward Holdings Co. Ltd.	26,000	190,642
Seiko Holdings Corp.	26,000	117,881
Seiren Co. Ltd.	13,000	230,565
TSI Holdings Co. Ltd.	18,200	131,961
Tsutsumi Jewelry Co. Ltd.	2,600	44,932
Unitika Ltd.[b]	156,000	114,810
Wacoal Holdings Corp.	26,000	370,416
Yondoshi Holdings Inc.	5,200	145,048

		2,152,239
TRADING COMPANIES & DISTRIBUTORS — 2.54%
Hanwa Co. Ltd.	52,000	349,155
Inaba Denki Sangyo Co. Ltd.	7,800	318,208
Inabata & Co. Ltd.	10,400	149,112
Iwatani Corp.	52,000	315,137
Japan Pulp & Paper Co. Ltd.	26,000	109,141
Kamei Corp.	5,200	77,013
Kanamoto Co. Ltd.	7,800	277,812
Kanematsu Corp.	104,000	244,739
Kuroda Electric Co. Ltd.	7,800	137,134
MonotaRO Co. Ltd.[a]	15,600	476,958
Nagase & Co. Ltd.	28,600	477,879
Nippon Steel & Sumikin Bussan Corp.	2,744	147,846
Nishio Rent All Co. Ltd.	5,200	175,759
Sojitz Corp.	319,800	857,178
Trusco Nakayama Corp.	10,400	243,794
Wakita & Co. Ltd.	10,400	120,763

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Yamazen Corp.	15,600	$158,183
Yuasa Trading Co. Ltd.	5,200	175,286

		4,811,097
TRANSPORTATION INFRASTRUCTURE — 0.32%
Mitsubishi Logistics Corp.[a]	26,000	314,192
Nissin Corp.	26,000	127,331
Sumitomo Warehouse Co. Ltd. (The)	26,000	171,270

		612,793
WIRELESS TELECOMMUNICATION SERVICES — 0.02%
Japan Communications Inc.[a,b]	31,200	40,538

		40,538

TOTAL COMMON STOCKS (Cost: $174,812,962)		188,784,977

SHORT-TERM INVESTMENTS — 5.01%

MONEY MARKET FUNDS — 5.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	9,394,924	9,397,742

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	78,081	$78,081

		9,475,823

TOTAL SHORT-TERM INVESTMENTS (Cost: $9,474,595)		9,475,823

TOTAL INVESTMENTS IN SECURITIES — 104.78% (Cost: $184,287,557)[f]		198,260,800
Other Assets, Less Liabilities — (4.78)%		(9,044,838)

NET ASSETS — 100.00%		$189,215,962

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $186,365,090. Net unrealized appreciation was $11,895,710, of which $22,546,731 represented gross unrealized appreciation on investments and $10,651,021 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	6,934,592	2,460,332[b]	—	9,394,924	$9,397,742	$279	$1,228	$	—[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	14,128	63,953[b]	—	78,081	78,081	1	—		436

					$9,475,823	$280	$1,228		$436

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN SMALL-CAP ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$188,784,977	$—	$—	$188,784,977
Money market funds	9,475,823	—	—	9,475,823

Total	$198,260,800	$—	$—	$198,260,800

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MALAYSIA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.73%

AIRLINES — 1.03%
AirAsia Bhd	5,793,700	$4,504,176

		4,504,176
AUTOMOBILES — 0.58%
UMW Holdings Bhd[a]	1,795,400	2,556,148

		2,556,148
BANKS — 31.33%
Alliance Financial Group Bhd	3,873,300	3,482,841
AMMB Holdings Bhd	6,385,437	6,399,642
CIMB Group Holdings Bhd	15,700,212	26,029,154
Hong Leong Bank Bhd	2,504,840	9,056,253
Hong Leong Financial Group Bhd	887,400	3,511,781
Malayan Banking Bhd	13,858,881	30,700,155
Public Bank Bhd	11,222,080	54,132,970
RHB Bank Bhd	3,091,802	3,656,152
RHB Bank Bhd New[a,b]	1,621,200	4

		136,968,952
CHEMICALS — 3.55%
Petronas Chemicals Group Bhd	9,250,300	15,509,226

		15,509,226
CONSTRUCTION & ENGINEERING — 3.88%
Gamuda Bhd	6,573,300	8,219,511
IJM Corp. Bhd	11,156,180	8,725,358

		16,944,869
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.49%
Telekom Malaysia Bhd	4,342,400	6,538,258

		6,538,258
ELECTRIC UTILITIES — 10.01%
Tenaga Nasional Bhd	13,086,812	43,760,608

		43,760,608
ENERGY EQUIPMENT & SERVICES — 2.40%
Dialog Group Bhd	11,722,754	5,627,361
Sapura Energy Bhd	15,001,700	4,847,757

		10,475,118
FOOD PRODUCTS — 7.18%
Felda Global Ventures Holdings Bhd[c]	5,606,600	2,034,944
Genting Plantations Bhd	929,000	2,314,614
IOI Corp. Bhd	8,716,930	9,267,033
Kuala Lumpur Kepong Bhd	1,852,100	10,642,907
PPB Group Bhd	1,826,466	7,133,931

		31,393,429

Security	Shares	Value
GAS UTILITIES — 2.63%
Petronas Gas Bhd	2,669,900	$11,503,608

		11,503,608
HEALTH CARE EQUIPMENT & SUPPLIES — 0.92%
Hartalega Holdings Bhd	2,532,900	4,027,255

		4,027,255
HEALTH CARE PROVIDERS & SERVICES — 2.54%
IHH Healthcare Bhd	7,931,000	11,124,386

		11,124,386
HOTELS, RESTAURANTS & LEISURE — 8.14%
Genting Bhd	8,739,100	19,870,428
Genting Malaysia Bhd	11,443,400	15,729,483

		35,599,911
INDUSTRIAL CONGLOMERATES — 5.59%
HAP Seng Consolidated Bhd	2,399,000	5,100,789
Sime Darby Bhd	9,174,355	19,334,784

		24,435,573
MARINE — 2.05%
MISC Bhd	5,158,020	8,986,224

		8,986,224
MEDIA — 0.86%
Astro Malaysia Holdings Bhd	6,024,000	3,780,429

		3,780,429
MULTI-UTILITIES — 1.88%
YTL Corp. Bhd	16,830,912	5,635,922
YTL Power International Bhd	7,826,800	2,584,191

		8,220,113
OIL, GAS & CONSUMABLE FUELS — 1.26%
Petronas Dagangan Bhd	962,200	5,497,642

		5,497,642
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.68%
IOI Properties Group Bhd	6,378,825	2,972,453

		2,972,453
TOBACCO — 1.31%
British American Tobacco Malaysia Bhd	553,100	5,722,037

		5,722,037
TRANSPORTATION INFRASTRUCTURE — 2.33%
Malaysia Airports Holdings Bhd	3,195,500	6,734,457
Westports Holdings Bhd	3,938,000	3,458,026

		10,192,483
WIRELESS TELECOMMUNICATION SERVICES — 8.09%
Axiata Group Bhd	10,378,500	11,981,268

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA ETF

August 31, 2017

Security	Shares	Value
DiGi.Com Bhd[c]	11,986,800	$13,585,321
Maxis Bhd[c]	7,232,200	9,788,576

		35,355,165

TOTAL COMMON STOCKS
(Cost: $298,898,242)		436,068,063

SHORT-TERM INVESTMENTS — 2.98%

MONEY MARKET FUNDS — 2.98%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	12,721,787	12,725,604
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	290,485	290,485

		13,016,089

TOTAL SHORT-TERM INVESTMENTS
(Cost: $13,013,454)		13,016,089

Value
TOTAL INVESTMENTS IN SECURITIES — 102.71%
(Cost: $311,911,696)[g]	$449,084,152
Other Assets, Less Liabilities — (2.71)%	(11,860,277)

NET ASSETS — 100.00%	$437,223,875

[a]	Non-income earning security.
[b]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $338,581,758. Net unrealized appreciation was $110,502,394, of which $140,542,968 represented gross unrealized appreciation on investments and $30,040,574 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	25,872,953	—		(13,151,166)[b]	12,721,787	$12,725,604	$768	$2,635	$	—[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	228,825	61,660	[b]	—	290,485	290,485	5	—		1,824

						$13,016,089	$773	$2,635		$1,824

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MALAYSIA ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$436,068,059	$—	$4	$436,068,063
Money market funds	13,016,089	—	—	13,016,089

Total	$449,084,148	$—	$4	$449,084,152

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.21%

AUSTRALIA — 58.03%
AGL Energy Ltd.	1,217,740	$23,170,745
Alumina Ltd.	4,459,150	7,497,960
Amcor Ltd./Australia	2,099,562	26,827,452
AMP Ltd.	5,355,473	21,663,229
APA Group	2,019,281	14,190,107
Aristocrat Leisure Ltd.	981,997	16,488,692
ASX Ltd.	350,720	15,210,525
Aurizon Holdings Ltd.	3,732,353	14,683,161
AusNet Services	3,254,667	4,491,702
Australia & New Zealand Banking Group Ltd.	5,321,857	124,098,265
Bank of Queensland Ltd.	704,533	7,035,294
Bendigo & Adelaide Bank Ltd.	864,292	8,191,880
BGP Holdings PLC[a,b]	27,004,595	321
BHP Billiton Ltd.	5,821,043	126,412,328
BlueScope Steel Ltd.	1,038,006	8,949,208
Boral Ltd.	2,117,601	11,202,763
Brambles Ltd.	2,886,027	21,311,070
Caltex Australia Ltd.	473,866	12,549,521
Challenger Ltd./Australia	1,051,235	10,455,686
CIMIC Group Ltd.	175,824	5,864,072
Coca-Cola Amatil Ltd.	1,039,209	6,635,199
Cochlear Ltd.	103,666	12,844,002
Commonwealth Bank of Australia	3,136,515	188,569,631
Computershare Ltd.	841,023	9,372,153
Crown Resorts Ltd.	723,297	6,654,721
CSL Ltd.	825,597	84,157,728
Dexus	1,838,863	13,986,954
Domino’s Pizza Enterprises Ltd.[c]	113,072	3,869,823
Flight Centre Travel Group Ltd.[c]	100,911	3,869,815
Fortescue Metals Group Ltd.	2,816,636	13,426,424
Goodman Group	3,234,814	21,269,585
GPT Group (The)	3,265,072	12,948,455
Harvey Norman Holdings Ltd.	1,015,495	3,286,193
Healthscope Ltd.	3,173,067	4,379,088
Incitec Pivot Ltd.	3,056,016	8,071,515
Insurance Australia Group Ltd.	4,293,791	21,830,019
James Hardie Industries PLC	797,712	11,192,552
LendLease Group	998,072	13,125,068
Macquarie Group Ltd.	586,694	40,391,181

Security	Shares	Value
Medibank Pvt Ltd.	4,992,646	$12,038,144
Mirvac Group	6,691,342	12,312,788
National Australia Bank Ltd.	4,850,002	116,172,688
Newcrest Mining Ltd.	1,389,645	25,185,191
Oil Search Ltd.	2,492,535	13,265,358
Orica Ltd.	678,815	10,945,711
Origin Energy Ltd.[b]	3,181,011	19,301,088
Qantas Airways Ltd.	831,944	3,774,377
QBE Insurance Group Ltd.	2,486,545	20,589,794
Ramsay Health Care Ltd.	257,091	13,929,205
REA Group Ltd.[c]	95,834	5,039,510
Rio Tinto Ltd.	769,176	41,387,266
Santos Ltd.[b]	3,403,458	10,149,939
Scentre Group	9,657,673	29,567,525
Seek Ltd.	597,316	7,935,497
Sonic Healthcare Ltd.	715,532	12,428,776
South32 Ltd.	9,649,118	22,347,330
Stockland	4,372,660	15,364,011
Suncorp Group Ltd.	2,340,971	24,193,329
Sydney Airport	1,996,006	11,715,174
Tabcorp Holdings Ltd.	1,537,620	5,012,403
Tatts Group Ltd.	2,399,970	7,823,531
Telstra Corp. Ltd.	7,559,139	22,003,591
TPG Telecom Ltd.[c]	677,165	2,948,642
Transurban Group	3,722,298	35,900,450
Treasury Wine Estates Ltd.	1,335,161	15,334,068
Vicinity Centres	6,100,974	12,678,143
Wesfarmers Ltd.	2,055,826	69,495,227
Westfield Corp.	3,587,564	21,141,882
Westpac Banking Corp.	6,084,658	150,910,421
Woodside Petroleum Ltd.	1,374,861	31,438,268
Woolworths Ltd.	2,346,975	48,399,067

		1,810,902,481
HONG KONG — 29.09%
AIA Group Ltd.	21,892,014	167,970,848
ASM Pacific Technology Ltd.	485,800	6,008,527
Bank of East Asia Ltd. (The)[c]	2,185,320	10,010,122
BOC Hong Kong Holdings Ltd.	6,709,500	34,162,816
Cheung Kong Property Holdings Ltd.	4,738,732	41,596,239
CK Hutchison Holdings Ltd.	4,892,232	64,009,169
CK Infrastructure Holdings Ltd.	1,206,708	10,931,597
CLP Holdings Ltd.	2,981,500	31,485,664
First Pacific Co. Ltd./Hong Kong	3,970,500	3,191,031

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2017

Security	Shares	Value
Galaxy Entertainment Group Ltd.	4,259,000	$26,719,253
Hang Lung Group Ltd.	1,590,000	5,993,139
Hang Lung Properties Ltd.	3,631,736	8,835,200
Hang Seng Bank Ltd.	1,396,800	32,124,910
Henderson Land Development Co. Ltd.	2,180,002	13,509,330
HK Electric Investments & HK Electric Investments Ltd.[d]	4,861,500	4,459,949
HKT Trust & HKT Ltd.	6,802,338	8,778,388
Hong Kong & China Gas Co. Ltd.	15,217,237	28,776,151
Hong Kong Exchanges & Clearing Ltd.	2,108,800	57,553,511
Hongkong Land Holdings Ltd.	2,140,900	15,864,069
Hysan Development Co. Ltd.	1,139,830	5,272,102
I-CABLE Communications Ltd.[b]	1,750,368	64,858
Jardine Matheson Holdings Ltd.	393,200	25,837,172
Jardine Strategic Holdings Ltd.	401,700	17,614,545
Kerry Properties Ltd.	1,168,500	4,628,344
Li & Fung Ltd.	10,739,200	4,843,751
Link REIT	4,009,086	33,091,243
Melco Resorts & Entertainment Ltd. ADR	448,354	9,841,370
MGM China Holdings Ltd.[c]	1,707,200	3,420,311
MTR Corp. Ltd.	2,675,286	15,638,551
New World Development Co. Ltd.	10,607,921	14,502,713
NWS Holdings Ltd.	2,771,000	5,324,999
PCCW Ltd.	7,854,867	4,375,831
Power Assets Holdings Ltd.	2,523,000	22,243,418
Sands China Ltd.[c]	4,384,400	19,635,112
Shangri-La Asia Ltd.	2,287,000	3,828,006
Sino Land Co. Ltd.	5,724,800	9,904,081
SJM Holdings Ltd.	3,532,000	3,082,312
Sun Hung Kai Properties Ltd.	2,622,000	43,753,324
Swire Pacific Ltd. Class A	902,500	9,184,768
Swire Properties Ltd.	2,102,200	7,279,114
Techtronic Industries Co. Ltd.	2,472,207	12,793,078
WH Group Ltd.[d]	14,674,000	15,336,879
Wharf Holdings Ltd. (The)	2,227,600	21,218,762
Wheelock & Co. Ltd.	1,474,000	11,027,056
Wynn Macau Ltd.	2,827,200	6,206,044
Yue Yuen Industrial Holdings Ltd.	1,324,000	5,734,861

		907,662,518

Security	Shares	Value
NEW ZEALAND — 1.38%
Auckland International Airport Ltd.	1,725,961	$8,393,345
Contact Energy Ltd.	1,287,323	5,144,653
Fletcher Building Ltd.	1,251,604	7,314,614
Mercury NZ Ltd.	1,268,113	3,124,285
Meridian Energy Ltd.	2,304,581	4,869,096
Ryman Healthcare Ltd.	728,771	4,739,268
Spark New Zealand Ltd.	3,318,987	9,306,184

		42,891,445
SINGAPORE — 10.71%
Ascendas REIT	4,526,225	8,865,802
CapitaLand Commercial Trust	3,817,700	4,891,604
CapitaLand Ltd.	4,679,600	13,025,691
CapitaLand Mall Trust	4,568,900	7,300,820
City Developments Ltd.	751,000	6,475,854
ComfortDelGro Corp. Ltd.	3,950,900	6,662,416
DBS Group Holdings Ltd.	3,225,900	48,982,370
Genting Singapore PLC	10,976,600	9,578,256
Global Logistic Properties Ltd.	4,834,200	11,533,732
Golden Agri-Resources Ltd.	12,876,587	3,745,399
Hutchison Port Holdings Trust[c]	9,516,700	4,330,098
Jardine Cycle & Carriage Ltd.	176,400	5,186,783
Keppel Corp. Ltd.	2,651,600	12,320,763
Oversea-Chinese Banking Corp. Ltd.[c]	5,700,024	46,884,586
SATS Ltd.	1,237,500	4,401,418
SembCorp Industries Ltd.	1,811,840	3,975,908
Singapore Airlines Ltd.	972,000	7,379,470
Singapore Exchange Ltd.	1,471,400	8,126,289
Singapore Press Holdings Ltd.[c]	2,364,117	4,804,833
Singapore Technologies Engineering Ltd.	2,846,100	7,649,680
Singapore Telecommunications Ltd.	14,856,028	40,476,659
StarHub Ltd.[c]	1,075,300	2,066,666
Suntec REIT	4,459,200	6,222,521
United Overseas Bank Ltd.	2,382,000	42,149,823
UOL Group Ltd.	879,700	5,298,929
Wilmar International Ltd.	2,934,600	7,174,427
Yangzijiang Shipbuilding Holdings Ltd.	4,216,400	4,641,766

		334,152,563

TOTAL COMMON STOCKS
(Cost: $2,981,636,898)		3,095,609,007

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.46%

MONEY MARKET FUNDS — 1.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	44,795,138	$44,808,577
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	800,222	800,222

		45,608,799

TOTAL SHORT-TERM INVESTMENTS
(Cost: $45,604,344)		45,608,799

TOTAL INVESTMENTS IN SECURITIES — 100.67%
(Cost: $3,027,241,242)[h]		3,141,217,806
Other Assets, Less Liabilities — (0.67)%		(20,791,550)

NET ASSETS — 100.00%		$3,120,426,256

ADR — American Depositary Receipts

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,104,951,882. Net unrealized appreciation was $36,265,924, of which $370,963,150 represented gross unrealized appreciation on investments and $334,697,226 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	38,660,645	6,134,493	[b]	—	44,795,138	$44,808,577	$12,531	$4,455	$	—[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	1,504,324	—		(704,102)[b]	800,222	800,222	30	—		12,555

						$45,608,799	$12,561	$4,455		$12,555

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PACIFIC ex JAPAN ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,095,608,686	$—	$321	$3,095,609,007
Money market funds	45,608,799	—	—	45,608,799

Total	$3,141,217,485	$—	$321	$3,141,217,806

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI SINGAPORE CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.33%

AEROSPACE & DEFENSE — 2.63%
Singapore Technologies Engineering Ltd.	5,871,200	$15,780,471

		15,780,471
AIRLINES — 2.59%
Singapore Airlines Ltd.	2,044,567	15,522,449

		15,522,449
BANKS — 34.78%
DBS Group Holdings Ltd.	4,964,600	75,382,954
Oversea-Chinese Banking Corp. Ltd.[a]	8,579,950	70,572,932
United Overseas Bank Ltd.	3,549,600	62,810,669

		208,766,555
CAPITAL MARKETS — 2.76%
Singapore Exchange Ltd.	2,996,100	16,546,944

		16,546,944
DISTRIBUTORS — 2.06%
Jardine Cycle & Carriage Ltd.	421,444	12,391,943

		12,391,943
DIVERSIFIED TELECOMMUNICATION SERVICES — 9.97%
Singapore Telecommunications Ltd.	21,953,668	59,814,854

		59,814,854
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.85%
Ascendas REIT	9,161,181	17,944,581
CapitaLand Commercial Trust	5,000,500	6,407,121
CapitaLand Mall Trust	9,521,300	15,214,449
Suntec REIT	9,700,300	13,536,133

		53,102,284
FOOD PRODUCTS — 4.34%
Golden Agri-Resources Ltd.	30,530,328	8,880,324
Wilmar International Ltd.	7,016,600	17,153,985

		26,034,309
HOTELS, RESTAURANTS & LEISURE — 3.31%
Genting Singapore PLC	22,758,400	19,859,134

		19,859,134
INDUSTRIAL CONGLOMERATES — 5.51%
Keppel Corp. Ltd.	5,161,600	23,983,576
SembCorp Industries Ltd.	4,149,300	9,105,238

		33,088,814

Security	Shares	Value
MACHINERY — 1.79%
Yangzijiang Shipbuilding Holdings Ltd.	9,762,500	$10,747,377

		10,747,377
MEDIA — 1.94%
Singapore Press Holdings Ltd.[a]	5,734,200	11,654,192

		11,654,192
REAL ESTATE MANAGEMENT & DEVELOPMENT — 12.18%
CapitaLand Ltd.	7,488,900	20,845,392
City Developments Ltd.	1,627,000	14,029,580
Global Logistic Properties Ltd.	11,016,100	26,282,889
UOL Group Ltd.	1,989,200	11,982,074

		73,139,935
ROAD & RAIL — 2.32%
ComfortDelGro Corp. Ltd.	8,272,900	13,950,619

		13,950,619
TRANSPORTATION INFRASTRUCTURE — 3.33%
Hutchison Port Holdings Trust[a]	22,052,800	10,034,024
SATS Ltd.	2,789,900	9,922,840

		19,956,864
WIRELESS TELECOMMUNICATION SERVICES — 0.97%
StarHub Ltd.[a]	3,042,000	5,846,554

		5,846,554

TOTAL COMMON STOCKS
(Cost: $610,608,617)		596,203,298

SHORT-TERM INVESTMENTS — 2.92%

MONEY MARKET FUNDS — 2.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[b,c,d]	17,309,109	17,314,302
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	226,142	226,142

		17,540,444

TOTAL SHORT-TERM INVESTMENTS (Cost: $17,536,267)		17,540,444

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 102.25% (Cost: $628,144,884)[e]	$613,743,742
Other Assets, Less Liabilities — (2.25)%	(13,476,082)

NET ASSETS — 100.00%	$600,267,660

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $643,194,593. Net unrealized depreciation was $29,421,895, of which $43,071,866 represented gross unrealized appreciation on investments and $72,493,761 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	51,547,511	—	(34,238,402)[b]	17,309,109	$17,314,302	$1,512	$4,176	$	—[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	748,216	—	(522,074)[b]	226,142	226,142	4	—		2,510

					$17,540,444	$1,516	$4,176		$2,510

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Singapore Index	146	Sep 2017	$3,927	$28,956

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI SINGAPORE CAPPED ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$596,203,298	$—	$—	$596,203,298
Money market funds	17,540,444	—	—	17,540,444

Total	$613,743,742	$—	$—	$613,743,742

Derivative financial instruments[a]:
Assets:
Futures contracts	$28,956	$—	$—	$28,956

Total	$28,956	$—	$—	$28,956

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI TAIWAN CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.18%

AIRLINES — 0.52%
China Airlines Ltd.	24,192,761	$10,261,020
EVA Airways Corp.	17,650,278	9,182,192

		19,443,212
AUTO COMPONENTS — 0.70%
Cheng Shin Rubber Industry Co. Ltd.[a]	13,104,670	26,357,847

		26,357,847
AUTOMOBILES — 0.18%
Yulon Motor Co. Ltd.[a]	8,064,362	6,947,659

		6,947,659
BANKS — 10.17%
Chang Hwa Commercial Bank Ltd.	37,046,848	20,254,912
China Development Financial Holding Corp.	95,760,508	29,890,453
CTBC Financial Holding Co. Ltd.	113,904,325	73,787,387
E.Sun Financial Holding Co. Ltd.	61,659,058	38,001,872
First Financial Holding Co. Ltd.[a]	66,528,171	43,207,268
Hua Nan Financial Holdings Co. Ltd.	52,920,746	29,547,519
Mega Financial Holding Co. Ltd.	71,568,271	57,507,889
SinoPac Financial Holdings Co. Ltd.	71,568,118	23,003,106
Taishin Financial Holding Co. Ltd.	65,181,469	28,941,704
Taiwan Business Bank	35,273,697	9,747,925
Taiwan Cooperative Financial Holding Co. Ltd.	55,027,014	28,991,336

		382,881,371
BIOTECHNOLOGY — 0.39%
TaiMed Biologics Inc.[a,b]	2,016,000	14,495,908

		14,495,908
CAPITAL MARKETS — 0.78%
Yuanta Financial Holding Co. Ltd.	67,536,248	29,315,910

		29,315,910
CHEMICALS — 6.36%
Formosa Chemicals & Fibre Corp.	21,168,610	66,566,191
Formosa Plastics Corp.	27,216,518	84,682,430

Security	Shares	Value
Nan Ya Plastics Corp.	31,248,938	$78,901,523
Taiwan Fertilizer Co. Ltd.	7,056,000	9,410,650

		239,560,794
CONSTRUCTION MATERIALS — 1.12%
Asia Cement Corp.	17,136,136	15,529,783
Taiwan Cement Corp.	23,184,504	26,772,920

		42,302,703
DIVERSIFIED FINANCIAL SERVICES — 2.36%
Chailease Holding Co. Ltd.[a]	7,056,937	19,221,320
Fubon Financial Holding Co. Ltd.	43,344,515	69,658,007

		88,879,327
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.51%
Asia Pacific Telecom Co. Ltd.[b]	20,160,000	6,913,947
Chunghwa Telecom Co. Ltd.	25,200,648	87,679,116

		94,593,063
ELECTRICAL EQUIPMENT — 0.35%
Teco Electric and Machinery Co. Ltd.	14,112,092	13,186,686
Ya Hsin Industrial Co. Ltd.[b,c]	6,845,461	2

		13,186,688
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 18.26%
AU Optronics Corp.[a]	60,480,830	24,850,469
Delta Electronics Inc.	12,542,180	68,780,635
General Interface Solution Holding Ltd.	1,008,000	12,074,356
Hon Hai Precision Industry Co. Ltd.	99,792,003	388,533,760
Innolux Corp.[a]	62,496,873	30,441,832
Largan Precision Co. Ltd.	641,794	123,982,207
Pacific Electric Wire & Cable Co. Ltd.[b,c]	197	—
Synnex Technology International Corp.	11,088,364	12,382,049
WPG Holdings Ltd.[a]	13,104,744	17,065,391
Zhen Ding Technology Holding Ltd.[a]	4,032,072	9,339,005

		687,449,704
FOOD & STAPLES RETAILING — 0.90%
President Chain Store Corp.	4,032,215	33,736,515

		33,736,515
FOOD PRODUCTS — 2.12%
Standard Foods Corp.[a]	5,242,056	13,392,177
Uni-President Enterprises Corp.	31,248,189	66,474,494

		79,866,671

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN CAPPED ETF

August 31, 2017

Security	Shares	Value
HOUSEHOLD DURABLES — 0.29%
Nien Made Enterprise Co. Ltd.	1,008,000	$10,838,530

		10,838,530
INDUSTRIAL CONGLOMERATES — 0.49%
Far Eastern New Century Corp.	23,184,843	18,553,099

		18,553,099
INSURANCE — 3.48%
Cathay Financial Holding Co. Ltd.	53,424,483	87,184,989
China Life Insurance Co. Ltd./Taiwan[a]	24,192,193	26,694,060
Shin Kong Financial Holding Co. Ltd.[a]	59,472,205	17,282,588

		131,161,637
LEISURE PRODUCTS — 0.51%
Giant Manufacturing Co. Ltd.[a]	2,016,590	10,190,198
Merida Industry Co. Ltd.[a]	2,016,100	8,851,627

		19,041,825
MACHINERY — 0.48%
Hiwin Technologies Corp.[a]	2,056,862	18,231,571

		18,231,571
MARINE — 0.35%
Evergreen Marine Corp. Taiwan Ltd.[b]	17,136,673	13,060,190

		13,060,190
METALS & MINING — 1.82%
China Steel Corp.[a]	81,648,977	68,448,892

		68,448,892
OIL, GAS & CONSUMABLE FUELS — 0.85%
Formosa Petrochemical Corp.	9,072,950	32,017,932

		32,017,932
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.52%
Highwealth Construction Corp.[a]	7,056,790	11,223,895
Ruentex Development Co. Ltd.[a,b]	8,468,127	8,291,632

		19,515,527
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 30.14%
Advanced Semiconductor Engineering Inc.[a]	43,344,864	52,279,832
Globalwafers Co. Ltd.[a]	1,308,000	10,380,265
MediaTek Inc.	9,603,175	86,075,047
Nanya Technology Corp.[a]	6,048,000	12,966,155
Novatek Microelectronics Corp.	4,892,544	19,048,806
Phison Electronics Corp.	1,008,698	13,603,502

Security	Shares	Value
Powertech Technology Inc.	5,040,036	$15,297,634
Realtek Semiconductor Corp.	3,932,063	15,244,089
Siliconware Precision Industries Co. Ltd.	15,120,834	23,949,629
Taiwan Semiconductor Manufacturing Co. Ltd.	116,010,882	832,246,130
United Microelectronics Corp.[a]	81,648,501	40,717,384
Vanguard International Semiconductor Corp.[a]	7,056,000	12,742,371

		1,134,550,844
SPECIALTY RETAIL — 0.63%
Hotai Motor Co. Ltd.[a]	2,016,000	23,747,904

		23,747,904
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 9.14%
Acer Inc.[a]	23,184,737	11,677,259
Advantech Co. Ltd.	2,218,614	16,357,123
Asustek Computer Inc.	4,658,857	38,593,534
Catcher Technology Co. Ltd.[a]	4,409,743	56,109,921
Chicony Electronics Co. Ltd.	4,053,050	10,179,966
Compal Electronics Inc.[a]	30,240,554	21,744,260
Foxconn Technology Co. Ltd.[a]	7,109,499	22,568,342
HTC Corp.[a,b]	5,040,884	11,475,156
Inventec Corp.	19,152,868	15,199,681
Lite-On Technology Corp.	15,173,071	22,448,644
Micro-Star International Co. Ltd.[a]	5,040,000	11,473,144
Pegatron Corp.[a]	13,104,037	41,249,992
Quanta Computer Inc.	18,144,240	41,303,863
Transcend Information Inc.[a]	2,016,905	6,014,827
Wistron Corp.	18,683,130	17,643,699

		344,039,411
TEXTILES, APPAREL & LUXURY GOODS — 1.76%
Eclat Textile Co. Ltd.[a]	1,400,601	17,171,622
Feng TAY Enterprise Co. Ltd.[a]	3,024,476	14,331,160
Formosa Taffeta Co. Ltd.	7,056,515	7,014,661
Pou Chen Corp.	15,120,103	19,614,700
Ruentex Industries Ltd.[a]	5,040,262	8,108,443

		66,240,586
TRANSPORTATION INFRASTRUCTURE — 0.33%
Taiwan High Speed Rail Corp.	13,992,000	12,332,655

		12,332,655

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN CAPPED ETF

August 31, 2017

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.67%
Far EasTone Telecommunications Co. Ltd.	11,088,259	$26,894,879
Taiwan Mobile Co. Ltd.	10,080,609	36,074,946

		62,969,825

TOTAL COMMON STOCKS
(Cost: $1,856,365,909)		3,733,767,800

SHORT-TERM INVESTMENTS — 5.30%

MONEY MARKET FUNDS — 5.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	176,501,828	176,554,778
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	22,826,941	22,826,941

		199,381,719

TOTAL SHORT-TERM INVESTMENTS
(Cost: $199,349,974)		199,381,719

Value
TOTAL INVESTMENTS IN SECURITIES — 104.48%
(Cost: $2,055,715,883)[g]	$3,933,149,519
Other Assets, Less Liabilities — (4.48)%	(168,659,122)

NET ASSETS — 100.00%	$3,764,490,397

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,267,494,080. Net unrealized appreciation was $1,665,778,027, of which $1,893,173,110 represented gross unrealized appreciation on investments and $227,395,083 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	116,215,500	60,286,328[b]	—	176,501,828	$176,554,778	$(13,787)	$31,745	$	—[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	19,070,044	3,756,897[b]	—	22,826,941	22,826,941	1,930	—		46,830

					$199,381,719	$(11,857)	$31,745		$46,830

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI TAIWAN CAPPED ETF

August 31, 2017

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Taiwan Index	712	Sep 2017	$28,209	$122,588

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,733,767,798	$—	$2	$3,733,767,800
Money market funds	199,381,719	—	—	199,381,719

Total	$3,933,149,517	$—	$2	$3,933,149,519

Derivative financial instruments[a]:
Assets:
Futures contracts	$122,588	$—	$—	$122,588

Total	$122,588	$—	$—	$122,588

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.27%

AIRLINES — 0.56%
Bangkok Airways PCL[a]	1,908,500	$1,069,059
Thai Airways International PCL NVDR[b]	1,715,066	934,880

		2,003,939
AUTO COMPONENTS — 0.17%
Sri Trang Agro-Industry PCL NVDR[a]	1,642,871	588,772

		588,772
BANKS — 18.95%
Bangkok Bank PCL Foreign	647,000	3,653,441
Kasikornbank PCL Foreign	3,063,000	19,463,725
Kasikornbank PCL NVDR	1,505,000	9,110,224
Kiatnakin Bank PCL NVDR	971,873	2,056,139
Krung Thai Bank PCL NVDR	9,116,000	5,133,841
LH Financial Group PCL NVDR	10,926,319	589,011
Siam Commercial Bank PCL (The) NVDR	4,611,700	20,902,299
Thanachart Capital PCL NVDR	1,541,300	2,170,028
Tisco Financial Group PCL NVDR	834,810	1,879,297
TMB Bank PCL NVDR	34,276,600	2,436,163

		67,394,168
BUILDING PRODUCTS — 0.30%
Dynasty Ceramic PCL NVDR	5,982,240	709,833
Vanachai Group PCL NVDR	1,021,400	344,517

		1,054,350
CAPITAL MARKETS — 0.06%
AIRA Capital Co. Ltd.[a]	2,989,040	217,843

		217,843
CHEMICALS — 5.16%
Eastern Polymer Group PCL[a]	2,566,300	888,795
Indorama Ventures PCL NVDR	3,766,710	4,424,083
PTT Global Chemical PCL NVDR	5,649,407	13,015,499

		18,328,377
CONSTRUCTION & ENGINEERING — 1.07%
CH Karnchang PCL NVDR[a]	1,109,600	960,729
Italian-Thai Development PCL NVDR[a]	4,423,348	556,832
Sino-Thai Engineering & Construction PCL NVDR	1,944,428	1,522,515
Unique Engineering & Construction PCL[a]	1,387,200	760,338

		3,800,414

Security	Shares	Value
CONSTRUCTION MATERIALS — 4.47%
Siam Cement PCL (The) Foreign	778,800	$11,727,149
Siam Cement PCL (The) NVDR	277,500	4,178,588

		15,905,737
CONSUMER FINANCE — 1.63%
Group Lease PCL[a]	998,600	589,446
Krungthai Card PCL NVDR[a]	270,700	970,134
Muangthai Leasing PCL[a]	1,657,100	1,696,775
Ratchthani Leasing PCL NVDR	2,201,600	407,765
Srisawad Corp PCL NVDR[a]	1,389,286	2,144,283

		5,808,403
CONTAINERS & PACKAGING — 0.08%
Polyplex Thailand PCL NVDR[a]	823,700	297,678

		297,678
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.77%
Jasmine International PCL NVDR	5,813,768	1,365,680
Thaicom PCL NVDR[a]	1,148,400	511,860
True Corp. PCL NVDR[b]	26,103,518	4,402,340

		6,279,880
ELECTRICAL EQUIPMENT — 0.20%
Gunkul Engineering PCL NVDR[a]	5,827,168	723,022

		723,022
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.47%
Cal-Comp Electronics Thailand PCL NVDR	4,758,812	461,478
Delta Electronics Thailand PCL NVDR	1,300,244	3,485,069
Hana Microelectronics PCL NVDR	1,469,200	1,935,778
KCE Electronics PCL NVDR	687,700	1,812,189
Samart Corp. PCL NVDR	1,291,337	528,902
SVI PCL NVDR	3,560,215	557,540

		8,780,956
FOOD & STAPLES RETAILING — 6.77%
CP ALL PCL NVDR	12,896,100	24,079,452

		24,079,452
FOOD PRODUCTS — 3.77%
Charoen Pokphand Foods PCL NVDR	7,867,100	6,456,211
GFPT PCL NVDR	1,314,100	759,847
Ichitan Group PCL NVDR[a]	1,202,000	280,545
Khon Kaen Sugar Industry PCL NVDR	4,042,078	542,920
Malee Group PCL[a]	292,700	357,005

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2017

Security	Shares	Value
Taokaenoi Food & Marketing PCL[a]	903,200	$530,414
Thai Union Group PCL NVDR	4,982,100	2,970,805
Thai Vegetable Oil PCL NVDR[a]	1,027,853	882,211
Thaifoods Group PCL NVDR[a,b]	3,344,700	619,482

		13,399,440
GAS UTILITIES — 0.04%
Scan Inter PCL[a]	925,300	139,331

		139,331
HEALTH CARE PROVIDERS & SERVICES — 4.50%
Bangkok Chain Hospital PCL NVDR	3,176,525	1,415,828
Bangkok Dusit Medical Services PCL NVDR	10,108,500	6,362,525
Bumrungrad Hospital PCL NVDR	932,076	6,119,337
Chularat Hospital PCL NVDR	12,960,300	960,167
Vibhavadi Medical Center PCL NVDR	13,785,800	1,154,179

		16,012,036
HOTELS, RESTAURANTS & LEISURE — 2.07%
Erawan Group PCL (The) NVDR	3,204,300	588,653
Minor International PCL NVDR[a]	5,641,110	6,753,023

		7,341,676
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.89%
BCPG PCL NVDR	1,564,100	734,828
CK Power PCL NVDR[a]	4,816,460	498,979
Electricity Generating PCL NVDR	343,800	2,422,804
Global Power Synergy PCL NVDR	972,600	1,142,340
Glow Energy PCL NVDR	1,338,000	3,455,308
Inter Far East Energy Corp.[a,b,c]	3,184,500	1
SPCG PCL NVDR	968,400	597,868
Superblock PCL[b]	28,381,350	1,145,340
Thai Solar Energy PCL	1,900,800	286,222

		10,283,690
INDUSTRIAL CONGLOMERATES — 1.30%
Berli Jucker PCL NVDR	3,122,300	4,631,028

		4,631,028
INSURANCE — 0.10%
Thai Reinsurance PCL NVDR[a]	6,577,140	352,577

		352,577
IT SERVICES — 0.10%
Forth Smart Service PCL NVDR	623,500	351,135

		351,135

Security	Shares	Value
MARINE — 0.31%
Precious Shipping PCL NVDR[a,b]	1,420,200	$436,261
Thoresen Thai Agencies PCL NVDR[a]	2,339,089	648,083

		1,084,344
MEDIA — 1.40%
BEC World PCL NVDR	2,548,300	1,327,679
Major Cineplex Group PCL NVDR[a]	1,137,800	1,027,978
Plan B Media PCL	2,756,400	485,618
RS PCL NVDR[a,b]	1,180,300	547,406
VGI Global Media PCL NVDR[a]	4,493,240	744,250
Workpoint Entertainment PCL	384,400	850,878

		4,983,809
METALS & MINING — 0.08%
STP & I PCL NVDR[a]	1,289,710	266,060

		266,060
MULTILINE RETAIL — 0.64%
Robinson PCL NVDR[a]	1,303,400	2,257,055

		2,257,055
OIL, GAS & CONSUMABLE FUELS — 17.55%
Bangchak Corp. PCL NVDR	902,500	1,032,826
Banpu PCL NVDR	5,279,200	2,798,191
Energy Absolute PCL NVDR[a]	2,921,000	3,320,818
Energy Earth PCL NVDR	4,419,400	194,318
Esso Thailand PCL NVDR[b]	3,172,600	1,156,105
IRPC PCL NVDR	26,106,300	4,677,985
PTT Exploration & Production PCL NVDR	3,627,084	9,557,893
PTT PCL NVDR	2,760,400	33,169,691
Siamgas & Petrochemicals PCL NVDR	957,300	461,280
Thai Oil PCL NVDR	2,130,200	6,046,419

		62,415,526
PHARMACEUTICALS — 0.24%
Mega Lifesciences PCL NVDR	906,700	853,316

		853,316
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.60%
Amata Corp. PCL NVDR	1,369,000	758,609
Ananda Development PCL NVDR	3,927,300	609,113
AP Thailand PCL NVDR[a]	2,471,086	584,190
Bangkok Land PCL NVDR	26,333,400	1,435,430
Central Pattana PCL NVDR	3,514,600	7,620,876
Golden Land Property Development PCL NVDR	1,217,000	278,548

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2017

Security	Shares	Value
LPN Development PCL NVDR[a]	1,506,847	$490,105
Platinum Group PCL (The) NVDR	2,195,600	512,450
Quality Houses PCL NVDR[a]	11,221,331	811,058
Sansiri PCL NVDR	14,586,637	913,724
SC Asset Corp. PCL NVDR	3,792,904	367,811
Siam Future Development PCL NVDR	2,263,428	408,992
Singha Estate PCL[a,b]	6,273,200	770,807
Supalai PCL NVDR	1,560,800	1,186,876
TICON Industrial Connection PCL NVDR[a]	1,201,291	535,435
U City PCL NVDR[b]	720,084,900	433,721
Univentures PCL NVDR[a]	1,747,100	460,386
WHA Corp. PCL NVDR	18,270,940	1,749,784

		19,927,915
ROAD & RAIL — 1.12%
BTS Group Holdings PCL NVDR	15,278,900	3,980,198

		3,980,198
SPECIALTY RETAIL — 2.31%
Beauty Community PCL[a]	4,689,700	1,949,040
Big Camera Corp. PCL NVDR	2,289,500	249,601
Com7 PCL NVDR	934,200	371,373
Home Product Center PCL NVDR	10,298,071	3,101,361
PTG Energy PCL[a]	1,530,800	968,131
Siam Global House PCL NVDR[a]	3,497,403	1,579,914

		8,219,420
TEXTILES, APPAREL & LUXURY GOODS — 0.11%
MC Group PCL NVDR	943,300	400,558

		400,558
TRANSPORTATION INFRASTRUCTURE — 6.70%
Airports of Thailand PCL NVDR	11,194,100	18,373,090
Bangkok Aviation Fuel Services PCL NVDR[a]	501,100	671,554
Bangkok Expressway & Metro PCL	19,529,453	4,587,554
Namyong Terminal PCL NVDR	1,136,200	174,510

		23,806,708
WATER UTILITIES — 0.47%
Eastern Water Resources Development and Management PCL NVDR	1,307,300	496,069
TTW PCL NVDR[a]	3,627,166	1,190,668

		1,686,737

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 4.31%
Advanced Info Service PCL NVDR	2,716,419	$15,338,912

		15,338,912

TOTAL COMMON STOCKS
(Cost: $368,490,414)		352,994,462

WARRANTS — 0.02%

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.00%
Superblock PCL NVDR (Expires 08/31/20)[b]	6,394,650	2

		2
MEDIA — 0.02%
RS PCL NVDR (Expires 05/23/20)[a,b]	317,620	55,001

		55,001

TOTAL WARRANTS
(Cost: $0)		55,003

SHORT-TERM INVESTMENTS — 4.57%

MONEY MARKET FUNDS — 4.57%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	15,082,493	15,087,018
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	1,168,228	1,168,228

		16,255,246

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,250,721)		16,255,246

TOTAL INVESTMENTS IN SECURITIES — 103.86%
(Cost: $384,741,135)[g]		369,304,711
Other Assets, Less Liabilities — (3.86)%		(13,714,684)

NET ASSETS — 100.00%		$355,590,027

NVDR — Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $394,743,847. Net unrealized depreciation was $25,439,136, of which $26,524,834 represented gross unrealized appreciation on investments and $51,963,970 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI THAILAND CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash
Funds: Institutional,
SL Agency Shares	31,029,897	—	(15,947,404)[b]	15,082,493	$15,087,018	$5,852	$4,525	$	—[c]
BlackRock Cash
Funds: Treasury,
SL Agency Shares	1,099,513	68,715[b]	—	1,168,228	1,168,228	68	—		4,660

					$16,255,246	$5,920	$4,525		$4,660

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$352,800,143	$194,318	$1	$352,994,462
Warrants	55,001	2	—	55,003
Money market funds	16,255,246	—	—	16,255,246

Total	$369,110,390	$194,320	$1	$369,304,711

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,735,128,032	$174,812,962	$298,898,242
Affiliated (Note 2)	33,536,111	9,474,595	13,013,454

Total cost of investments in securities	$1,768,664,143	$184,287,557	$311,911,696

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,846,352,556	$188,784,977	$436,068,063
Affiliated (Note 2)	33,541,855	9,475,823	13,016,089
Foreign currency, at value[b]	11,433,330	111,494	698,875
Foreign currency pledged to broker for futures contracts, at value[b]	552,256	—	—
Receivables:
Investment securities sold	1,499,526	—	—
Dividends and interest	3,814,052	312,006	878,330
Futures variation margin	106,502	—	—
Tax reclaims	—	4,051	—

Total Assets	1,897,300,077	198,688,351	450,661,357

LIABILITIES
Payables:
Investment securities purchased	7,710,106	—	538,887
Collateral for securities on loan (Note 1)	33,401,143	9,396,236	12,722,201
Investment advisory fees (Note 2)	741,598	76,153	176,394

Total Liabilities	41,852,847	9,472,389	13,437,482

NET ASSETS	$1,855,447,230	$189,215,962	$437,223,875

Net assets consist of:
Paid-in capital	$2,227,105,443	$180,119,214	$337,230,689
Undistributed (distributions in excess of) net investment income	12,327,044	(591,075)	(8,211,868)
Accumulated net realized loss	(495,312,848)	(4,288,088)	(28,971,709)
Net unrealized appreciation	111,327,591	13,975,911	137,176,763

NET ASSETS	$1,855,447,230	$189,215,962	$437,223,875

Shares outstanding[c]	75,150,000	2,600,000	13,650,000	[d]

Net asset value per share	$24.69	$72.78	$32.03	[d]

[a]	Securities on loan with values of $31,742,786, $8,973,435 and $12,017,350, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $11,994,416, $110,647 and $695,311, respectively.
[c]	$0.001 par value, number of shares authorized: 375 million, 500 million and 300 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore Capped ETF	iShares MSCI Taiwan Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$2,981,636,898	$610,608,617	$1,856,365,909
Affiliated (Note 2)	45,604,344	17,536,267	199,349,974

Total cost of investments in securities	$3,027,241,242	$628,144,884	$2,055,715,883

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,095,609,007	$596,203,298	$3,733,767,800
Affiliated (Note 2)	45,608,799	17,540,444	199,381,719
Foreign currency, at value[b]	9,589,069	3,086,269	2,369,361
Foreign currency pledged to broker for futures contracts, at value[b]	—	179,374	—
Cash pledged to broker for futures contracts	—	—	1,596,000
Receivables:
Investment securities sold	1,065,470	808,685	18,876,474
Dividends and interest	18,466,638	2,783,988	21,617,442
Futures variation margin	—	28,956	75,932

Total Assets	3,170,338,983	620,631,014	3,977,684,728

LIABILITIES
Payables:
Investment securities purchased	3,852,622	2,811,001	33,584,291
Collateral for securities on loan (Note 1)	44,791,591	17,308,614	176,536,820
Foreign taxes (Note 1)	—	—	1,178,029
Investment advisory fees (Note 2)	1,268,514	243,739	1,895,191

Total Liabilities	49,912,727	20,363,354	213,194,331

NET ASSETS	$3,120,426,256	$600,267,660	$3,764,490,397

Net assets consist of:
Paid-in capital	$3,518,515,326	$872,884,594	$2,713,173,601
Undistributed (distributions in excess of) net investment income	11,406,465	(2,880,416)	84,691,293
Accumulated net realized loss	(523,566,582)	(255,377,916)	(910,990,758)
Net unrealized appreciation (depreciation)	114,071,047	(14,358,602)	1,877,616,261

NET ASSETS	$3,120,426,256	$600,267,660	$3,764,490,397

Shares outstanding[c]	67,200,000	24,300,000 [d]	100,800,000	[d]

Net asset value per share	$46.43	$24.70 [d]	$37.35	[d]

[a]	Securities on loan with values of $42,597,622, $16,438,697 and $164,671,871, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $9,585,093, $3,259,861 and $2,369,530, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 300 million and 900 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

iShares MSCI Thailand Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$368,490,414
Affiliated (Note 2)	16,250,721

Total cost of investments in securities	$384,741,135

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$353,049,465
Affiliated (Note 2)	16,255,246
Foreign currency, at value[b]	82
Receivables:
Investment securities sold	153,893
Dividends and interest	1,541,761

Total Assets	371,000,447

LIABILITIES
Payables:
Investment securities purchased	149,097
Collateral for securities on loan (Note 1)	15,076,641
Investment advisory fees (Note 2)	184,682

Total Liabilities	15,410,420

NET ASSETS	$355,590,027

Net assets consist of:
Paid-in capital	$419,847,008
Undistributed net investment income	2,034,256
Accumulated net realized loss	(50,856,199)
Net unrealized depreciation	(15,435,038)

NET ASSETS	$355,590,027

Shares outstanding[c]	4,300,000

Net asset value per share	$82.70

[a]	Securities on loan with a value of $13,717,548. See Note 1.
[b]	Cost of foreign currency: $82.
[c]	$0.001 par value, number of shares authorized: 200 million.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Hong Kong ETF	iShares MSCI Japan Small-Cap ETF	iShares MSCI Malaysia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$62,797,401	$2,761,660	$9,146,214
Dividends — affiliated (Note 2)	9,080	436	1,824
Securities lending income — affiliated — net (Note 2)	438,276	197,523	335,894
Non-cash dividends — unaffiliated	—	—	1,377,918

Total investment income	63,244,757	2,959,619	10,861,850

EXPENSES
Investment advisory fees (Note 2)	8,623,265	711,455	1,638,179
Proxy fees	36,665	2,774	8,170

Total expenses	8,659,930	714,229	1,646,349

Net investment income	54,584,827	2,245,390	9,215,501

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(31,512,511)	353,153	(4,862,885)
Investments — affiliated (Note 2)	25,964	279	768
In-kind redemptions — unaffiliated	24,487,621	11,692,637	—
Futures contracts	2,141,274	—	—
Foreign currency transactions	(76,566)	(114,451)	(318,322)
Realized gain distributions from affiliated funds	8	1	5

Net realized gain (loss)	(4,934,210)	11,931,619	(5,180,434)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	243,718,961	19,299,117	3,224,921
Investments — affiliated (Note 2)	5,744	1,228	2,635
Futures contracts	62,593	—	—
Translation of assets and liabilities in foreign currencies	(7,869)	3,534	19,598

Net change in unrealized appreciation/depreciation	243,779,429	19,303,879	3,247,154

Net realized and unrealized gain (loss)	238,845,219	31,235,498	(1,933,280)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$293,430,046	$33,480,888	$7,282,221

[a]	Net of foreign withholding tax of $ —, $295,013 and $ —, respectively.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Pacific ex Japan ETF	iShares MSCI Singapore Capped ETF	iShares MSCI Taiwan Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$108,992,394	$19,273,628	$116,693,068
Dividends — affiliated (Note 2)	12,555	2,510	46,830
Interest — unaffiliated	—	—	2,047
Securities lending income — affiliated — net (Note 2)[b]	318,039	309,564	2,230,197

	109,322,988	19,585,702	118,972,142
Less: Other foreign taxes (Note 1)	—	—	(2,263,362)

Total investment income	109,322,988	19,585,702	116,708,780

EXPENSES
Investment advisory fees (Note 2)	12,707,117	2,726,470	19,279,639
Proxy fees	63,145	11,396	73,420

Total expenses	12,770,262	2,737,866	19,353,059

Net investment income	96,552,726	16,847,836	97,355,721

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(37,353,593)	(37,735,348)	5,642,647
Investments — affiliated (Note 2)	12,531	1,512	(13,787)
In-kind redemptions — unaffiliated	39,188,412	10,885,821	—
Futures contracts	—	85,847	1,278,858
Foreign currency transactions	(109,994)	(92,065)	194,024
Realized gain distributions from affiliated funds	30	4	1,930

Net realized gain (loss)	1,737,386	(26,854,229)	7,103,672

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	333,394,389	116,614,308	636,430,973
Investments — affiliated (Note 2)	4,455	4,176	31,745
Futures contracts	—	161,329	493,191
Translation of assets and liabilities in foreign currencies	268,424	104,031	137,107

Net change in unrealized appreciation/depreciation	333,667,268	116,883,844	637,093,016

Net realized and unrealized gain	335,404,654	90,029,615	644,196,688

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$431,957,380	$106,877,451	$741,552,409

[a]	Net of foreign withholding tax of $1,396,064, $221,429 and $28,253,001, respectively.
[b]	Net of securities lending income tax paid of $ —, $ — and $532,992, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

iShares MSCI Thailand Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$11,344,791
Dividends — affiliated (Note 2)	4,660
Securities lending income — affiliated — net (Note 2)	1,398,939

Total investment income	12,748,390

EXPENSES
Investment advisory fees (Note 2)	2,413,235
Proxy fees	9,309

Total expenses	2,422,544

Net investment income	10,325,846

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,514,983)
Investments — affiliated (Note 2)	5,852
In-kind redemptions — unaffiliated	26,009,569
Foreign currency transactions	756
Realized gain distributions from affiliated funds	68

Net realized gain	18,501,262

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	8,456,477
Investments — affiliated (Note 2)	4,525
Translation of assets and liabilities in foreign currencies	1,390

Net change in unrealized appreciation/depreciation	8,462,392

Net realized and unrealized gain	26,963,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,289,500

[a]	Net of foreign withholding tax of $1,212,071.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Hong Kong ETF		iShares MSCI Japan Small-Cap ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$54,584,827	$55,962,839	$2,245,390	$2,594,375
Net realized gain (loss)	(4,934,210)	(112,618,836)	11,931,619	1,760,658
Net change in unrealized appreciation/depreciation	243,779,429	206,987,041	19,303,879	10,466,590

Net increase in net assets resulting from operations	293,430,046	150,331,044	33,480,888	14,821,623

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(47,903,550)	(57,946,909)	(4,653,375)	(3,054,464)

Total distributions to shareholders	(47,903,550)	(57,946,909)	(4,653,375)	(3,054,464)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	465,624,058	22,375,546	116,995,181	45,471,321
Cost of shares redeemed	(452,279,138)	(1,240,407,729)	(121,160,138)	(51,689,221)

Net increase (decrease) in net assets from capital share transactions	13,344,920	(1,218,032,183)	(4,164,957)	(6,217,900)

INCREASE (DECREASE) IN NET ASSETS	258,871,416	(1,125,648,048)	24,662,556	5,549,259

NET ASSETS
Beginning of year	1,596,575,814	2,722,223,862	164,553,406	159,004,147

End of year	$1,855,447,230	$1,596,575,814	$189,215,962	$164,553,406

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$12,327,044	$5,722,325	$(591,075)	$378,670

SHARES ISSUED AND REDEEMED
Shares sold	21,225,000	1,125,000	1,800,000	800,000
Shares redeemed	(21,825,000)	(65,550,000)	(1,900,000)	(900,000)

Net decrease in shares outstanding	(600,000)	(64,425,000)	(100,000)	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Malaysia ETF		iShares MSCI Pacific ex Japan ETF
	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,215,501	$8,018,748	$96,552,726	$79,688,773
Net realized gain (loss)	(5,180,434)	2,274,635	1,737,386	(45,760,650)
Net change in unrealized appreciation/depreciation	3,247,154	8,119,136	333,667,268	190,272,573

Net increase in net assets resulting from operations	7,282,221	18,412,519	431,957,380	224,200,696

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,799,041)	(12,913,175)	(98,968,999)	(80,779,861)
From net realized gain	—	(61,020,000)	—	—

Total distributions to shareholders	(15,799,041)	(73,933,175)	(98,968,999)	(80,779,861)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	158,537,129	235,390,658	627,289,205	430,991,170
Cost of shares redeemed	(48,251,620)	(107,993,581)	(197,813,415)	(200,654,534)

Net increase in net assets from capital share transactions	110,285,509	127,397,077	429,475,790	230,336,636

INCREASE IN NET ASSETS	101,768,689	71,876,421	762,464,171	373,757,471

NET ASSETS
Beginning of year	335,455,186	263,578,765	2,357,962,085	1,984,204,614

End of year	$437,223,875	$335,455,186	$3,120,426,256	$2,357,962,085

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(8,211,868)	$(1,310,602)	$11,406,465	$11,915,309

SHARES ISSUED AND REDEEMED
Shares sold	6,900,000	6,506,250	14,400,000	10,800,000
Shares redeemed	(3,375,000)	(2,850,000)	(4,800,000)	(5,400,000)

Net increase in shares outstanding	3,525,000	3,656,250	9,600,000	5,400,000

a Share transactions reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Singapore Capped ETF		iShares MSCI Taiwan Capped ETF
	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$16,847,836	$21,958,456	$97,355,721	$65,261,790
Net realized gain (loss)	(26,854,229)	(29,896,748)	7,103,672	(131,209,842)
Net change in unrealized appreciation/depreciation	116,883,844	14,050,396	637,093,016	327,822,256

Net increase in net assets resulting from operations	106,877,451	6,112,104	741,552,409	261,874,204

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,963,560)	(16,842,459)	(64,888,894)	(85,498,003)

Total distributions to shareholders	(23,963,560)	(16,842,459)	(64,888,894)	(85,498,003)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	74,734,333	117,265,015	500,883,331	512,970,562
Cost of shares redeemed	(119,799,002)	(154,043,146)	(69,945,562)	(1,308,867,457)

Net increase (decrease) in net assets from capital share transactions	(45,064,669)	(36,778,131)	430,937,769	(795,896,895)

INCREASE (DECREASE) IN NET ASSETS	37,849,222	(47,508,486)	1,107,601,284	(619,520,694)

NET ASSETS
Beginning of year	562,418,438	609,926,924	2,656,889,113	3,276,409,807

End of year	$600,267,660	$562,418,438	$3,764,490,397	$2,656,889,113

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(2,880,416)	$3,947,970	$84,691,293	$52,002,232

SHARES ISSUED AND REDEEMED
Shares sold	3,400,000	5,350,000	15,300,000	17,900,000
Shares redeemed	(5,600,000)	(7,550,000)	(2,200,000)	(50,800,000)

Net increase (decrease) in shares outstanding	(2,200,000)	(2,200,000)	13,100,000	(32,900,000)

[a]	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Thailand Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$10,325,846	$8,989,630
Net realized gain (loss)	18,501,262	(27,016,412)
Net change in unrealized appreciation/depreciation	8,462,392	81,712,344

Net increase in net assets resulting from operations	37,289,500	63,685,562

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,761,008)	(7,604,719)

Total distributions to shareholders	(10,761,008)	(7,604,719)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	125,837,713	240,640,360
Cost of shares redeemed	(244,851,266)	(85,949,624)

Net increase (decrease) in net assets from capital share transactions	(119,013,553)	154,690,736

INCREASE (DECREASE) IN NET ASSETS	(92,485,061)	210,771,579

NET ASSETS
Beginning of year	448,075,088	237,303,509

End of year	$355,590,027	$448,075,088

Undistributed net investment income included in net assets at end of year	$2,034,256	$2,416,276

SHARES ISSUED AND REDEEMED
Shares sold	1,700,000	3,550,000
Shares redeemed	(3,300,000)	(1,300,000)

Net increase (decrease) in shares outstanding	(1,600,000)	2,250,000

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Hong Kong ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$21.08	$19.42	$21.89	$18.91	$16.94

Income from investment operations:
Net investment income[a]	0.68	0.54	0.52	0.66	0.48
Net realized and unrealized gain (loss)[b]	3.54	1.72	(2.50)	3.04	2.05

Total from investment operations	4.22	2.26	(1.98)	3.70	2.53

Less distributions from:
Net investment income	(0.61)	(0.60)	(0.49)	(0.72)	(0.56)

Total distributions	(0.61)	(0.60)	(0.49)	(0.72)	(0.56)

Net asset value, end of year	$24.69	$21.08	$19.42	$21.89	$18.91

Total return	20.38%	11.94%	(9.29)%	19.87%	15.04%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,855,447	$1,596,576	$2,722,224	$3,221,312	$2,124,856
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	3.08%	2.73%	2.36%	3.24%	2.47%
Portfolio turnover rate[c]	8%	9%	7%	6%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$60.95	$56.79	$56.61	$49.44	$42.82

Income from investment operations:
Net investment income[a]	1.02	0.84	0.70	0.70	0.65
Net realized and unrealized gain[b]	12.62	4.29	0.71	7.61	6.97

Total from investment operations	13.64	5.13	1.41	8.31	7.62

Less distributions from:
Net investment income	(1.81)	(0.97)	(1.23)	(1.14)	(1.00)

Total distributions	(1.81)	(0.97)	(1.23)	(1.14)	(1.00)

Net asset value, end of year	$72.78	$60.95	$56.79	$56.61	$49.44

Total return	22.81%	9.10%	2.63%	16.94%	18.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$189,216	$164,553	$159,004	$169,837	$88,988
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.53%	1.44%	1.26%	1.31%	1.36%
Portfolio turnover rate[c]	8%	12%	10%	14%	17%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Malaysia ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$33.13	$40.75	$64.53	$58.40	$58.09

Income from investment operations:
Net investment income[b]	0.56	1.00	1.44	2.16	1.64
Net realized and unrealized gain (loss)[c]	(0.05)	2.79	(23.47)	6.06	0.15

Total from investment operations	0.51	3.79	(22.03)	8.22	1.79

Less distributions from:
Net investment income	(1.61)	(1.81)	(1.57)	(2.09)	(1.48)
Net realized gain	—	(9.60)	(0.18)	—	—

Total distributions	(1.61)	(11.41)	(1.75)	(2.09)	(1.48)

Net asset value, end of year	$32.03	$33.13	$40.75	$64.53	$58.40

Total return	2.14%	12.58%	(34.62)%	14.17%	3.02%

Ratios/Supplemental data:
Net assets, end of year (000s)	$437,224	$335,455	$263,579	$786,461	$809,138
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.73%	2.86%	2.61%	3.48%	2.71%
Portfolio turnover rate[d]	24%	72%	24%	16%	17%

[a]	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 10%, 17%, 5%, 10%, and 8%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Pacific ex Japan ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$40.94	$38.01	$51.21	$44.56	$43.21

Income from investment operations:
Net investment income[a]	1.60	1.54	1.97	1.88	1.69
Net realized and unrealized gain (loss)[b]	5.55	2.98	(13.09)	6.51	1.71

Total from investment operations	7.15	4.52	(11.12)	8.39	3.40

Less distributions from:
Net investment income	(1.66)	(1.59)	(2.08)	(1.74)	(2.05)

Total distributions	(1.66)	(1.59)	(2.08)	(1.74)	(2.05)

Net asset value, end of year	$46.43	$40.94	$38.01	$51.21	$44.56

Total return	18.06%	12.20%	(22.19)%	19.25%	7.87%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,120,426	$2,357,962	$1,984,205	$3,472,048	$3,008,067
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.50%
Ratio of net investment income to average net assets	3.69%	4.00%	4.31%	3.90%	3.59%
Portfolio turnover rate[c]	3%	6%	7%	8%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Singapore Capped ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$21.22	$21.25	$27.93	$24.98	$26.19

Income from investment operations:
Net investment income[b]	0.56	0.84	0.82	0.80	0.88
Net realized and unrealized gain (loss)[c]	3.84	(0.24)	(6.64)	3.05	(0.92)

Total from investment operations	4.40	0.60	(5.82)	3.85	(0.04)

Less distributions from:
Net investment income	(0.92)	(0.63)	(0.86)	(0.90)	(1.17)

Total distributions	(0.92)	(0.63)	(0.86)	(0.90)	(1.17)

Net asset value, end of year	$24.70	$21.22	$21.25	$27.93	$24.98

Total return	21.51%	2.87%	(21.27)%	15.65%	(0.38)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$600,268	$562,418	$609,927	$984,455	$1,135,477
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	3.00%	3.96%	3.15%	2.99%	3.23%
Portfolio turnover rate[d]	12%	7%	10%	4%	10%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Taiwan Capped ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$30.30	$27.17	$32.89	$27.21	$25.16

Income from investment operations:
Net investment income[b]	0.87	0.68	0.74	0.58	0.48
Net realized and unrealized gain (loss)[c]	6.88	3.25	(5.88)	5.62	2.11

Total from investment operations	7.75	3.93	(5.14)	6.20	2.59

Less distributions from:
Net investment income	(0.70)	(0.80)	(0.58)	(0.52)	(0.54)

Total distributions	(0.70)	(0.80)	(0.58)	(0.52)	(0.54)

Net asset value, end of year	$37.35	$30.30	$27.17	$32.89	$27.21

Total return	26.17%	15.02%	(15.79)%	23.24%	10.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,764,490	$2,656,889	$3,276,410	$3,298,664	$2,641,997
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	3.10%	2.51%	2.36%	1.98%	1.80%
Portfolio turnover rate[d]	11%	27%	14%	11%	21%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 8%, 9%, 4%, 4% and 6% respectively. See Note 4.

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Thailand Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$75.94	$65.01	$83.41	$67.73	$70.53

Income from investment operations:
Net investment income[a]	1.99	2.05	1.66	1.67	1.84
Net realized and unrealized gain (loss)[b]	6.90	10.54	(17.98)	15.84	(2.75)

Total from investment operations	8.89	12.59	(16.32)	17.51	(0.91)

Less distributions from:
Net investment income	(2.13)	(1.66)	(2.08)	(1.83)	(1.89)

Total distributions	(2.13)	(1.66)	(2.08)	(1.83)	(1.89)

Net asset value, end of year	$82.70	$75.94	$65.01	$83.41	$67.73

Total return	12.01%	19.87%	(19.92)%	26.18%	(1.65)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$355,590	$448,075	$237,304	$571,370	$541,873
Ratio of expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.63%	3.08%	2.09%	2.24%	2.22%
Portfolio turnover rate[c]	7%	16%	13%	9%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Hong Kong	Non-diversified
MSCI Japan Small-Cap	Diversified
MSCI Malaysia	Non-diversified
MSCI Pacific ex-Japan	Diversified
MSCI Singapore Capped[a]	Non-diversified
MSCI Taiwan Capped[b]	Non-diversified
MSCI Thailand Capped	Non-diversified

[a]	Formerly the iShares MSCI Singapore ETF.
[b]	Formerly the iShares MSCI Taiwan ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Hong Kong
Goldman Sachs & Co.	$14,100	$14,100	$—
Morgan Stanley & Co. LLC	31,728,686	31,728,686	—

	$31,742,786	$31,742,786	$—

MSCI Japan Small-Cap
Barclays Capital Inc.	$611,844	$611,844	$—
BMO Capital Markets	72,937	72,937	—
Citigroup Global Markets Inc.	617,079	617,079	—
Credit Suisse Securities (USA) LLC	329,291	329,291	—
Deutsche Bank Securities Inc.	278,221	278,221	—
Goldman Sachs & Co.	204,447	204,447	—
JPMorgan Securities LLC	1,933,035	1,933,035	—
Macquarie Bank Limited	142,093	142,093	—
Merrill Lynch, Pierce, Fenner & Smith	764,765	764,765	—
Morgan Stanley & Co. LLC	1,428,733	1,428,733	—
State Street Bank & Trust Company	1,652,098	1,652,098	—
UBS AG	214,124	214,124	—
UBS Securities LLC	724,768	724,768	—

	$8,973,435	$8,973,435	$—

MSCI Malaysia
Morgan Stanley & Co. International PLC	$11,471,979	$11,471,979	$—
UBS AG	545,371	545,371	—

	$12,017,350	$12,017,350	$—

MSCI Pacific ex Japan
Barclays Capital Inc.	$102,673	$102,673	$—
Deutsche Bank Securities Inc.	1,128,797	1,128,797	—
Goldman Sachs & Co.	12,173,506	12,173,506	—
JPMorgan Securities LLC	1,894,864	1,894,864	—
Merrill Lynch, Pierce, Fenner & Smith	1,206,827	1,206,827	—
Morgan Stanley & Co. LLC	21,488,662	21,488,662	—
State Street Bank & Trust Company	102,673	102,673	—
UBS AG	1,810,373	1,810,373	—
UBS Securities LLC	2,689,247	2,689,247	—

	$42,597,622	$42,597,622	$—

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Singapore Capped
Goldman Sachs & Co.	$4,470,355	$4,470,355	$—
JPMorgan Securities LLC	14,065	14,065	—
Merrill Lynch, Pierce, Fenner & Smith	3,695,831	3,695,831	—
Morgan Stanley & Co. LLC	8,003,788	8,003,788	—
State Street Bank & Trust Company	254,658	254,658	—

	$16,438,697	$16,438,697	$—

MSCI Taiwan Capped
Citigroup Global Markets Ltd.	$5,560,158	$5,560,158	$—
Credit Suisse Securities (Europe) Ltd.	60,695,872	60,695,872	—
Deutsche Bank AG	6,344,146	6,344,146	—
JPMorgan Securities PLC	22,386,156	22,386,156	—
Morgan Stanley & Co. International PLC	59,142,796	59,142,796	—
UBS Ltd.	10,542,743	10,542,743	—

	$164,671,871	$164,671,871	$—

MSCI Thailand Capped
Credit Suisse Securities (USA) LLC	$2,313,434	$2,313,434	$—
Deutsche Bank Securities Inc.	131,564	131,564	—
Goldman Sachs & Co.	1,663,283	1,663,283	—
Merrill Lynch, Pierce, Fenner & Smith	371,986	371,986	—
Morgan Stanley & Co. LLC	2,893,395	2,893,395	—
UBS AG	5,388,075	5,388,075	—
UBS Securities LLC	955,811	955,811	—

	$13,717,548	$13,717,548	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Hong Kong, iShares MSCI Japan Small-Cap, iShares MSCI Malaysia and iShares MSCI Singapore Capped ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

For its investment advisory services to the iShares MSCI Pacific ex Japan ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.5000%		First $46 billion
0.4750	[a]	Over $46 billion, up to and including $81 billion
0.4513	[a]	Over $81 billion, up to and including $111 billion
0.4287	[a]	Over $111 billion, up to and including $141 billion
0.4073	[a]	Over $141 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the iShares MSCI Taiwan Capped and iShares MSCI Thailand Capped ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion
0.48	Over $24 billion, up to and including $32 billion
0.45	Over $32 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Hong Kong	$122,127
MSCI Japan Small-Cap	47,145
MSCI Malaysia	79,940
MSCI Pacific ex Japan	84,057
MSCI Singapore Capped	81,218
MSCI Taiwan Capped	662,346
MSCI Thailand Capped	322,522

For the year ended August 31, 2017, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Taiwan Capped ETF in the amount of $98,235, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$14,527,782	$13,728,701
MSCI Japan Small-Cap	1,799,755	5,318,610
MSCI Pacific ex Japan	5,279,625	8,329,594
MSCI Singapore Capped	10,475,447	22,195,480
MSCI Taiwan Capped	32,300,443	5,985,482

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Hong Kong	$165,104,948	$138,697,860
MSCI Japan Small-Cap	11,177,859	13,582,193
MSCI Malaysia	184,296,428	80,947,192
MSCI Pacific ex Japan	137,912,517	91,033,188
MSCI Singapore Capped	65,965,673	65,572,364
MSCI Taiwan Capped	817,535,879	330,373,254
MSCI Thailand Capped	28,559,956	26,105,331

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Hong Kong	$432,047,304	$436,591,050
MSCI Japan Small-Cap	115,246,006	119,551,480
MSCI Pacific ex Japan	579,630,424	195,236,398
MSCI Singapore Capped	65,603,517	115,592,916
MSCI Thailand Capped	121,513,849	243,497,906

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

The Board authorized a one-for-four reverse stock split for the iShares MSCI Malaysia ETF (“EWM”) and a one-for-two reverse stock split for each of the iShares MSCI Singapore Capped ETF (“EWS”) and iShares MSCI Taiwan Capped ETF (“EWT”),

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

effective after the close of trading on November 4, 2016. The impact of the stock splits was to decrease the number of shares outstanding by a factor of four for EWM and a factor of two for EWS and EWT, while increasing the NAV per share by factors of four, two and two, respectively, resulting in no effect on the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the reverse stock splits.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore Capped ETF	iShares MSCI Taiwan Capped ETF
Equity contracts:
Variation margin /Net assets consist of – net unrealized appreciation (depreciation)[a]	$106,502	$28,956	$122,588

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments. Only current day’s variation margin is reported separately within the statements of assets and liabilities for the iShares MSCI Taiwan Capped ETF.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore Capped ETF	iShares MSCI Taiwan Capped ETF
Equity contracts:
Futures contracts	$2,141,274	$85,847	$1,278,858

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Hong Kong ETF	iShares MSCI Singapore Capped ETF	iShares MSCI Taiwan Capped ETF
Equity contracts:
Futures contracts	$62,593	$161,329	$493,191

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2017:

	iShares MSCI Hong Kong ETF	iShares MSCI Singapore Capped ETF	iShares MSCI Taiwan Capped ETF
Average value of contracts purchased	$9,155,431	$4,354,962	$18,818,238

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2017, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Hong Kong	$(10,161,288)	$(76,558)	$10,237,846
MSCI Japan Small-Cap	9,440,555	1,438,240	(10,878,795)
MSCI Malaysia	—	(317,726)	317,726
MSCI Pacific ex Japan	(41,571,769)	1,907,429	39,664,340
MSCI Singapore Capped	(11,160,099)	287,338	10,872,761
MSCI Taiwan Capped	(343,375,145)	222,234	343,152,911
MSCI Thailand Capped	17,144,055	53,142	(17,197,197)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Hong Kong
Ordinary income	$47,903,550	$57,946,909

MSCI Japan Small-Cap
Ordinary income	$4,653,375	$3,054,464

MSCI Malaysia
Ordinary income	$15,799,041	$12,913,175
Long-term capital gain	—	61,020,000

	$15,799,041	$73,933,175

MSCI Pacific ex Japan
Ordinary income	$98,968,999	$80,779,861

MSCI Singapore Capped
Ordinary income	$23,963,560	$16,842,459

MSCI Taiwan Capped
Ordinary income	$64,888,894	$85,498,003

MSCI Thailand Capped
Ordinary income	$10,761,008	$7,604,719

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI Hong Kong	$12,327,044	$(474,298,388)	$90,313,131	$(371,658,213)
MSCI Japan Small-Cap	800,065	(3,601,695)	11,898,378	9,096,748
MSCI Malaysia	3,893,000	(14,406,515)	110,506,701	99,993,186
MSCI Pacific ex Japan	29,281,825	(463,731,302)	36,360,407	(398,089,070)
MSCI Singapore Capped	2,184,139	(245,392,762)	(29,408,311)	(272,616,934)
MSCI Taiwan Capped	103,758,395	(718,279,663)	1,665,838,064	1,051,316,796
MSCI Thailand Capped	2,034,256	(40,853,487)	(25,437,750)	(64,256,981)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI Hong Kong	$324,895,525	$114,836,904	$34,565,959	$474,298,388
MSCI Japan Small-Cap	2,856,676	541,322	203,697	3,601,695
MSCI Malaysia	14,406,515	—	—	14,406,515
MSCI Pacific ex Japan	322,330,812	104,799,503	36,600,987	463,731,302
MSCI Singapore Capped	101,383,410	132,420,824	11,588,528	245,392,762
MSCI Taiwan Capped	335,557,692	363,052,013	19,669,958	718,279,663
MSCI Thailand Capped	37,227,149	2,321,428	1,304,910	40,853,487

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2017, the iShares MSCI Japan Small-Cap ETF utilized $284,141 of its capital loss carryfowards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES®, INC.

(collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF,

iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore Capped ETF,

iShares MSCI Taiwan Capped ETF and iShares MSCI Thailand Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Pacific ex Japan ETF, iShares MSCI Singapore Capped ETF, iShares MSCI Taiwan Capped ETF and iShares MSCI Thailand Capped ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	87

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Hong Kong	$1,186,761
MSCI Japan Small-Cap	2,428,743
MSCI Pacific ex Japan	65,919,101
MSCI Thailand Capped	12,166,919

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Hong Kong	$62,797,502	$—
MSCI Japan Small-Cap	3,056,673	295,003
MSCI Malaysia	10,524,132	—
MSCI Pacific ex Japan	110,388,458	1,396,064
MSCI Singapore Capped	19,495,099	221,429
MSCI Taiwan Capped	144,946,070	31,047,858
MSCI Thailand Capped	12,556,862	1,211,988

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Hong Kong ETF and iShares MSCI Singapore Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through

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Contract (Continued)

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relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

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pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Japan Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

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Board Review and Approval of Investment Advisory

Contract (Continued)

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Malaysia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds

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sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment

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exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Pacific ex Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the

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Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed

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presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant

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differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

V. iShares MSCI Taiwan Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017,

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the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources

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over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the

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U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

VI. iShares MSCI Thailand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the

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Contract (Continued)

iSHARES®, INC.

Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	105

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	107

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Japan Small-Cap	$1.814104	$—	$—	$1.814104	100%	—%	—%	100%
MSCI Malaysia	1.606802	—	—	1.606802	100	—	—	100
MSCI Pacific ex Japan	1.662226	—	—	1.662226	100	—	—	100
MSCI Singapore Capped	0.552296	—	0.367101	0.919397	60	—	40	100
MSCI Thailand Capped	2.132485	—	—	2.132485	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Hong Kong ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	41	2.96
Greater than 0.5% and Less than 1.0%	204	14.75
Greater than 0.0% and Less than 0.5%	489	35.37
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	375	27.11
Less than –0.5% and Greater than –1.0%	169	12.22
Less than –1.0% and Greater than –1.5%	54	3.90
Less than –1.5% and Greater than –2.0%	20	1.45
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Japan Small-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	38	2.75
Greater than 1.0% and Less than 1.5%	90	6.51
Greater than 0.5% and Less than 1.0%	218	15.76
Greater than 0.0% and Less than 0.5%	371	26.84
At NAV	5	0.36
Less than 0.0% and Greater than –0.5%	335	24.22
Less than –0.5% and Greater than –1.0%	164	11.86
Less than –1.0% and Greater than –1.5%	75	5.42
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07

	1,383	100.00%

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Malaysia ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.14%
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	78	5.64
Greater than 0.5% and Less than 1.0%	226	16.34
Greater than 0.0% and Less than 0.5%	397	28.71
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	334	24.15
Less than –0.5% and Greater than –1.0%	183	13.23
Less than –1.0% and Greater than –1.5%	56	4.05
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5%	3	0.22

	1,383	100.00%

iShares MSCI Pacific ex Japan ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	57	4.12
Greater than 0.5% and Less than 1.0%	188	13.59
Greater than 0.0% and Less than 0.5%	526	38.04
At NAV	16	1.16
Less than 0.0% and Greater than –0.5%	358	25.89
Less than –0.5% and Greater than –1.0%	149	10.77
Less than –1.0% and Greater than –1.5%	49	3.54
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	6	0.43
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0%	1	0.07

	1,383	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Singapore Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	31	2.24
Greater than 0.5% and Less than 1.0%	183	13.23
Greater than 0.0% and Less than 0.5%	559	40.43
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	409	29.57
Less than –0.5% and Greater than –1.0%	131	9.47
Less than –1.0% and Greater than –1.5%	29	2.10
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0%	4	0.29

	1,383	100.00%

iShares MSCI Taiwan Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	3	0.22%
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	7	0.51
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	84	6.07
Greater than 0.5% and Less than 1.0%	230	16.63
Greater than 0.0% and Less than 0.5%	351	25.38
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	359	25.95
Less than –0.5% and Greater than –1.0%	180	13.02
Less than –1.0% and Greater than –1.5%	74	5.35
Less than –1.5% and Greater than –2.0%	27	1.95
Less than –2.0% and Greater than –2.5%	16	1.16
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0%	3	0.22

	1,383	100.00%

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Thailand Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	10	0.72
Greater than 1.5% and Less than 2.0%	28	2.02
Greater than 1.0% and Less than 1.5%	79	5.71
Greater than 0.5% and Less than 1.0%	236	17.07
Greater than 0.0% and Less than 0.5%	417	30.16
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	278	20.11
Less than –0.5% and Greater than –1.0%	191	13.81
Less than –1.0% and Greater than –1.5%	79	5.71
Less than –1.5% and Greater than –2.0%	30	2.17
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Hong Kong ETF, iShares MSCI Japan Small-Cap ETF, iShares MSCI Malaysia ETF, iShares MSCI Taiwan Capped ETF and iShares MSCI Thailand Capped ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2016 was USD 177.22 thousand. This figure is comprised of fixed remuneration of USD 69.72 thousand and variable remuneration of USD 107.50 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Hong Kong ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 24.51 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.90 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of BFA’s financial year ending December 31, 2016 was USD 16.52 thousand. This figure is comprised of fixed remuneration of USD 6.50 thousand and variable remuneration of USD 10.02 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan Small-Cap ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 2.28 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.55 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Malaysia ETF in respect of BFA’s financial year ending December 31, 2016 was USD 26.09 thousand. This figure is comprised of fixed remuneration of USD 10.26 thousand and variable remuneration of USD 15.83 thousand. There were a total of 325 beneficiaries of the remuneration described above.

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Malaysia ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 3.61 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.87 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Taiwan Capped ETF in respect of BFA’s financial year ending December 31, 2016 was USD 292.86 thousand. This figure is comprised of fixed remuneration of USD 115.21 thousand and variable remuneration of USD 177.65 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Taiwan Capped ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 40.50 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 9.76 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Thailand Capped ETF in respect of BFA’s financial year ending December 31, 2016 was USD 39.41 thousand. This figure is comprised of fixed remuneration of USD 15.50 thousand and variable remuneration of USD 23.91 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Thailand Capped ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 5.45 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.31 thousand.

SUPPLEMENTAL INFORMATION	115

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	117

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	119

Notes:

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-803-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Brazil Capped ETF | EWZ | NYSE Arca
➢	iShares MSCI Chile Capped ETF | ECH | BATS
➢	iShares MSCI Colombia Capped ETF | ICOL | NYSE Arca
➢	iShares MSCI Israel Capped ETF | EIS | NYSE Arca
➢	iShares MSCI Russia Capped ETF | ERUS | NYSE Arca
➢	iShares MSCI South Africa ETF | EZA | NYSE Arca
➢	iShares MSCI Turkey ETF | TUR | NASDAQ
➢	iShares MSCI USA Equal Weighted ETF | EUSA | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.03%	21.89%	22.96%	22.03%	21.89%	22.96%
5 Years	(2.78)%	(2.84)%	(2.12)%	(13.16)%	(13.41)%	(10.16)%
10 Years	(1.08)%	(1.06)%	(0.46)%	(10.33)%	(10.12)%	(4.49)%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Brazil Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Brazil 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,048.70	$3.15	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

The iShares MSCI Brazil Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Brazilian equities, as represented by the MSCI Brazil 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 22.03%, net of fees, while the total return for the Index was 22.96%.

Brazil’s stock market benefited from a rebound in economic activity as the Brazilian economy grew for the first time in more than three years in the second quarter of 2017. Consumer spending drove economic growth, supported by falling inflation, which hit an all-time low in June 2017. Exports, an important component of Brazil’s economy, increased significantly, particularly for some of the country’s main export products, including oil, iron ore, and soybeans. The growth in exports was led by demand from Brazil’s largest trading partners, including China, the U.S., and Argentina. To stimulate economic growth, the country’s central bank made its seventh consecutive interest rate cut in July 2017, which brought borrowing costs to their lowest level since September 2013.

From a sector perspective, financials, which represented about 36% of the Index on average, contributed the most to the Index’s performance for the reporting period. Brazilian banks led the advance in the financials sector amid improving asset quality due to fewer non-performing loans. The materials sector also contributed significantly to the Index’s return as steel producers benefited from a rebound in steel prices, driven by improved demand in China. Other sectors that contributed to the Index’s performance included industrials, consumer discretionary, and healthcare.

In contrast, the information technology sector detracted from the Index’s return for the reporting period due to weakness in the software and services industry.

The Brazilian real appreciated by about 3% relative to the U.S. dollar for the reporting period, making returns on Brazilian investments higher when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	36.83%
Materials	14.34
Consumer Staples	14.28
Energy	7.32
Utilities	6.17
Consumer Discretionary	5.93
Industrials	5.91
Telecommunication Services	2.85
Information Technology	2.45
Health Care	2.18
Real Estate	1.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Itau Unibanco Holding SA (Preferred)	11.52%
Banco Bradesco SA (Preferred)	8.94
Ambev SA	8.17
Vale SA	8.16
B3 SA–Brasil Bolsa Balcao	4.23
Itausa–Investimentos Itau SA (Preferred)	3.54
Petroleo Brasileiro SA (Preferred)	2.71
Banco Bradesco SA	2.60
Cielo SA	2.45
Ultrapar Participacoes SA	2.39

TOTAL	54.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI CHILE CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	32.65%	32.60%	32.78%	32.65%	32.60%	32.78%
5 Years	(2.88)%	(2.96)%	(2.66)%	(13.60)%	(13.95)%	(12.61)%
Since Inception	1.35%	1.27%	1.86%	14.04%	13.23%	19.81%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Index performance through February 11, 2013 reflects the performance of the MSCI Chile Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Chile IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,203.00	$3.39	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHILE CAPPED ETF

The iShares MSCI Chile Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Chilean equities, as represented by the MSCI Chile IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 32.65%, net of fees, while the total return for the Index was 32.78%.

Chile’s stock market hit record highs during the reporting period, supported by improving economic activity. Chile’s economy is largely dependent on exports, particularly copper. During the reporting period, copper exports rose substantially, due in large part to increased demand from China, Chile’s largest trading partner. In addition to export levels, copper prices also increased significantly, benefiting Chile’s mining industry. Other exports also increased, including pulp and paper products, chemicals, and agricultural products. Domestically, inflation remained benign, which helped support consumer spending.

The financials sector, which represented about 18% of the Index on average for the reporting period, was the largest contributor to the Index’s performance. Chilean banks led the advance in the financials sector as recurring operating income and better risk management supported the industry.

The materials sector also contributed significantly to the Index’s return for the reporting period, led by chemicals and steel producers, which benefited from the increase in exports. Utilities, the largest sector weight in the Index at about 26% on average, contributed to the Index’s return due to strength among electric utilities.

In the consumer discretionary sector, department store retailers contributed to the Index’s performance for the reporting period amid higher consumer spending. Other sectors that contributed meaningfully to the Index’s return included industrials, energy, and consumer staples.

The Chilean peso increased by about 8% relative to the U.S. dollar during the reporting period, which contributed to the Index’s performance as Chilean investments were worth more when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Utilities	25.76%
Financials	18.34
Consumer Discretionary	12.31
Materials	11.65
Consumer Staples	11.07
Energy	7.89
Industrials	6.21
Real Estate	2.66
Telecommunication Services	2.54
Information Technology	1.57

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
SACI Falabella	10.05%
Enel Americas SA	8.57
Empresas COPEC SA	7.89
Banco Santander Chile	6.51
Sociedad Quimica y Minera de Chile SA Series B (Preferred)	5.41
LATAM Airlines Group SA	4.58
Empresas CMPC SA	4.54
Cencosud SA	4.48
Banco de Chile	3.92
Banco de Credito e Inversiones	3.70

TOTAL	59.65%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI COLOMBIA CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.05%	12.92%	11.97%	12.05%	12.92%	11.97%
Since Inception	(10.59)%	(10.48)%	(10.33)%	(37.53)%	(37.21)%	(36.74)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/18/13. The first day of secondary market trading was 6/20/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,117.10	$3.26	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

The iShares MSCI Colombia Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Colombian equities, as represented by the MSCI All Colombia Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 12.05%, net of fees, while the total return for the Index was 11.97%.

Colombia’s stock market advanced for the reporting period despite relatively weak economic growth. Although Colombia’s economic growth improved somewhat late in the reporting period, it remained well below its growth rate before crude oil prices collapsed in 2014. Nonetheless, several key drivers of Colombian economic growth, including energy and mining, showed signs of improvement during the reporting period, particularly as export growth increased.

The November 2016 peace accord between the Colombian government and the Revolutionary Armed Forces of Colombia, which earned Colombian President Juan Manuel Santos the Nobel Peace Prize, contributed to increased investor confidence. The agreement was expected to provide greater political stability and economic benefits, including increased development, improved transportation and infrastructure, and a shift from military spending to employment programs.

Within the Index, the financials sector, which represented about 41% of the Index on average during the reporting period, contributed the most to the Index’s performance, led by strength among Colombian banks. Diversified financial services companies also supported performance in the sector.

The utilities sector was another significant contributor to the Index’s return for the reporting period as electric utilities performed well. The energy sector also had a positive effect on the Index’s performance as strengthening fuel exports provides support for the sector. Other sectors that contributed to the Index’s return included consumer staples and materials.

On the downside, the telecommunication services sector, a small weight in the Index at approximately 2% on average during the reporting period, detracted from the Index’s return amid challenges in privatizing government-owned telecommunications companies.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Financials	43.52%
Materials	18.45
Utilities	12.29
Energy	10.43
Consumer Staples	8.92
Industrials	4.52
Telecommunication Services	1.87

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
Bancolombia SA (Preferred)	13.89%
Grupo de Inversiones Suramericana SA	8.86
Bancolombia SA	5.73
Grupo Argos SA/Colombia	5.10
Ecopetrol SA	4.62
Grupo Nutresa SA	4.60
Interconexion Electrica SA ESP	4.48
Banco Davivienda SA (Preferred)	4.43
Cementos Argos SA	4.42
Almacenes Exito SA	4.33

TOTAL	60.46%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI ISRAEL CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.77)%	(0.27)%	(0.79)%	(0.77)%	(0.27)%	(0.79)%
5 Years	7.46%	7.63%	7.73%	43.29%	44.42%	45.08%
Since Inception	1.89%	1.94%	2.33%	19.35%	19.86%	24.23%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$962.20	$3.02	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

The iShares MSCI Israel Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Israeli equities, as represented by the MSCI Israel Capped Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was -0.77%, net of fees, while the total return for the Index was -0.79%.

The reporting period for Israel was characterized by slow but steady economic growth, declining unemployment, and improving business confidence. While most Israeli stocks performed well, the Index’s performance was bogged down by a single pharmaceutical company that lost more than half of its value during the reporting period. However, stock market conditions in Israel generally remained positive due to high levels of government spending, regulatory reforms, and strong capital inflows.

The healthcare sector was the largest detractor from the Index’s returns, due entirely to the aforementioned pharmaceutical stock. The company reported poor sales and announced a large dividend cut during the reporting period, in addition to writing off more than $6 billion of goodwill from its balance sheet. Following these announcements, the company lost more than half its value, which had an outsized effect on the relatively small Israeli equity market.

The information technology sector was the largest contributor to the Index’s return for the reporting period. The software industry was the strongest performer within the sector as demand for cybersecurity software from corporations and governments eager to prevent data breaches is expected to continue to grow. In addition, the sector benefited from merger and acquisition activity.

The financials sector also contributed to the Index’s return for the reporting period. The banks and insurance industries were both sources of strength for the sector. The real estate, industrials, and materials sectors also contributed moderately to the Index’s return.

The Israeli shekel appreciated by approximately 5% against the U.S. dollar during the reporting period, which contributed notably to the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	27.98%
Financials	22.46
Health Care	15.83
Real Estate	9.80
Industrials	6.16
Materials	6.01
Telecommunication Services	4.60
Energy	3.71
Consumer Staples	1.77
Consumer Discretionary	1.35
Utilities	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Check Point Software Technologies Ltd.	13.74%
Teva Pharmaceutical Industries Ltd. ADR	13.62
Bank Leumi Le-Israel BM	6.85
Bank Hapoalim BM	6.48
Nice Ltd.	4.52
Elbit Systems Ltd.	3.27
Bezeq The Israeli Telecommunication Corp. Ltd.	3.08
Frutarom Industries Ltd.	3.00
Israel Discount Bank Ltd. Class A	2.83
Tower Semiconductor Ltd.	2.62

TOTAL	60.01%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI RUSSIA CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.73%	19.06%	19.03%	18.73%	19.06%	19.03%
5 Years	(2.24)%	(2.26)%	(1.62)%	(10.69)%	(10.81)%	(7.83)%
Since Inception	(3.51)%	(3.54)%	(2.95)%	(21.61)%	(21.77)%	(18.42)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/9/10. The first day of secondary market trading was 11/10/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,029.00	$3.12	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI RUSSIA CAPPED ETF

The iShares MSCI Russia Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Russian equities, as represented by the MSCI Russia 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 18.73%, net of fees, while the total return for the Index was 19.03%.

Economic conditions improved in Russia during the reporting period as growth and industrial production picked up following a period of economic contraction. Much of the movement in Russian stocks, however, was due to political factors in the U.S., as investors assessed the odds of an improvement in relations with Russia and a possible easing of U.S. sanctions. The result of the U.S. presidential election in November 2016 preceded a large increase in Russian stock prices, although some of those gains receded in 2017 as the outlook for better relations dimmed.

The financials sector was the principal contributor to the Index’s performance for the reporting period, led by the banks industry, which gained following the U.S. presidential election. Russian banks are particularly sensitive to the effects of U.S. sanctions and stand to gain significantly if those sanctions are eliminated or reduced.

The energy sector was also a solid contributor to the Index’s performance. With oil prices mostly stable for the reporting period, the main driver of stock prices in the energy sector was speculation about the possible lifting of U.S. sanctions. Russian energy stocks rose following the U.S. presidential election but later declined for the reporting period as relations between Russia and the U.S. deteriorated and the U.S. Congress considered additional sanctions. The materials sector was an additional source of strength as the metals and mining industry made gains.

Currency fluctuations had a meaningful impact on the Index’s return as the Russian ruble appreciated approximately 11% against the U.S. dollar for the reporting period, causing ruble-denominated assets to appreciate in U.S. dollar terms.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Energy	44.70%
Financials	24.93
Materials	15.32
Telecommunication Services	6.32
Consumer Staples	4.89
Utilities	3.84

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Sberbank of Russia PJSC ADR	11.04%
Lukoil PJSC	10.12
Gazprom PJSC	9.45
Sberbank of Russia PJSC	6.95
Magnit PJSC GDR	4.90
MMC Norilsk Nickel PJSC	4.88
Novatek PJSC GDR	4.58
Tatneft PJSC Class S	4.54
Mobile TeleSystems PJSC ADR	3.76
Gazprom PJSC ADR	3.47

TOTAL	63.69%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH AFRICA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.91%	21.21%	21.68%	20.91%	21.21%	21.68%
5 Years	2.19%	2.08%	2.85%	11.42%	10.86%	15.06%
10 Years	3.37%	3.30%	4.16%	39.32%	38.31%	50.35%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,140.70	$3.29	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

The iShares MSCI South Africa ETF (the “Fund”) seeks to track the investment results of an index composed of South African equities, as represented by the MSCI South Africa Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 20.91%, net of fees, while the total return for the Index was 21.68%.

South African markets posted solid returns during the reporting period despite economic and political troubles. The economy went into recession in early 2017 amid political wrangling between potential successors to current president Jacob Zuma and regulatory conflict between the government and the mining industry. Allegations of political corruption also contributed to the uncertain economic environment. Despite these challenges, rising commodities prices helped limit the damage to the economy, which is heavily reliant on mineral extraction.

The consumer discretionary sector was the principal contributor to the Index’s returns for the reporting period. This was almost entirely due to the performance of one company, a technology and media conglomerate. The company was a major investor in a Chinese internet company and benefited when that stock rose sharply during the reporting period. The rest of the consumer discretionary sector posted flat returns as consumer spending slowed due to rising unemployment.

The financials sector also contributed to the Index’s performance for the reporting period, despite a surprise interest rate cut from the South African central bank. The banks industry, which benefited from an influx of foreign capital, and the diversified financials industry led the advance in the financials sector. The telecommunication services, consumer staples, and real estate sectors also contributed to the Index’s return, while the healthcare and materials sectors detracted modestly from the Index’s performance.

A strengthening South African rand, which appreciated by approximately 12% against the U.S. dollar during the reporting period, contributed substantially to the Index’s return as rand-denominated assets appreciated in U.S. dollar terms.

Special note: Effective September 1, 2017, the Fund will begin to track a new underlying index, the MSCI South Africa 25/50 Index, and will cease to track the Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Discretionary	31.79%
Financials	25.79
Materials	12.03
Consumer Staples	8.78
Telecommunication Services	7.81
Real Estate	7.40
Health Care	4.24
Industrials	1.42
Energy	0.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Naspers Ltd. Class N	22.10%
MTN Group Ltd.	5.06
Standard Bank Group Ltd.	5.00
Sasol Ltd.	5.00
Steinhoff International Holdings NV Class H	4.39
FirstRand Ltd.	4.33
Remgro Ltd.	2.71
Aspen Pharmacare Holdings Ltd.	2.65
Barclays Africa Group Ltd.	2.45
Shoprite Holdings Ltd.	2.41

TOTAL	56.10%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI TURKEY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.23%	25.07%	24.47%	24.23%	25.07%	24.47%
5 Years	(1.76)%	(1.61)%	(1.39)%	(8.47)%	(7.79)%	(6.76)%
Since Inception	1.28%	1.29%	1.63%	12.73%	12.90%	16.49%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/26/08. The first day of secondary market trading was 3/28/08.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,336.30	$3.59	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI TURKEY ETF

The iShares MSCI Turkey ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Turkish equities, as represented by the MSCI Turkey Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 24.23%, net of fees, while the total return for the Index was 24.47%.

The Turkish economy slowed during the reporting period as political turmoil, the threat of terrorism, and a steep drop in the important tourist trade were challenges to the country’s economic environment. However, the Turkish economy showed signs of improvement toward the end of the reporting period as the government increased spending and loosened credit. Despite the unevenness of growth, Turkey’s stock market hit record highs during the reporting period. Investors generally attributed the disconnect between economic and market performance to a combination of the government’s credit policies and heavy levels of algorithmic trading in the market.

The financials sector was the leading contributor to the Index’s return for the reporting period, with the banks industry delivering virtually all of the returns. Despite an increase in borrowing costs, Turkish banks benefited from government credit guarantees intended to stimulate the economy. Banks were also helped by tax incentives and reduced regulation as the Turkish government used policy in an attempt to increase interest rates.

The industrials sector posted a solid contribution to the Index’s performance for the reporting period, led by strong returns in the capital goods and transportation industries. The materials, energy, and consumer staples sectors also contributed to the Index’s return, while the real estate sector detracted modestly from the Index’s performance.

The Turkish lira, which depreciated by approximately 17% against the U.S. dollar during the reporting period, detracted substantially from the Index’s return as lira-denominated assets depreciated in U.S. dollar terms.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	37.66%
Industrials	16.58
Consumer Staples	11.74
Materials	9.79
Consumer Discretionary	6.98
Telecommunication Services	6.89
Energy	6.01
Real Estate	2.52
Utilities	1.28
Information Technology	0.35
Health Care	0.20

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Turkiye Garanti Bankasi AS	10.15%
Akbank TAS	9.30
BIM Birlesik Magazalar AS	6.65
Tupras Turkiye Petrol Rafinerileri AS	6.01
KOC Holding AS	5.61
Turkcell Iletisim Hizmetleri AS	5.35
Turkiye Is Bankasi Class C	4.83
Eregli Demir ve Celik Fabrikalari TAS	4.71
Haci Omer Sabanci Holding AS	3.98
Turkiye Halk Bankasi AS	3.79

TOTAL	60.38%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.22%	13.24%	13.41%	13.22%	13.24%	13.41%
5 Years	13.31%	13.30%	13.48%	86.82%	86.73%	88.16%
Since Inception	12.46%	12.47%	12.65%	136.42%	136.46%	139.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through August 31, 2015 reflects the performance of the MSCI USA Index. Index performance beginning on September 1, 2015 reflects the performance of the MSCI USA Equal Weighted Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,033.40	$0.77	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

The iShares MSCI USA Equal Weighted ETF (the “Fund”) seeks to track the investment results of an index composed of equal weighted U.S. equities, as represented by the MSCI USA Equal Weighted Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 13.22%, net of fees, while the total return for the Index was 13.41%.

The information technology sector made the largest contribution to the Index’s return for the reporting period. Sector gains reflected strength among several dominant technology companies with strong profits, significant market share, and high barriers to entry. From an industry standpoint, the software and services industry contributed the most to the Index’s performance, followed by the semiconductors and semiconductor equipment and technology hardware and equipment industries.

The financials sector was also a meaningful contributor to the Index’s return for the reporting period, led by the capital markets and insurance industries. Within the capital markets industry, financial market gains and increased assets under management supported strength. Insurers benefited from the prospect of a higher interest-rate environment, which would translate into increased profits on their underlying investment portfolio.

Other noteworthy contributors to the Index’s return during the reporting period included the industrials and healthcare sectors. The aerospace and defense industry led gains in the industrials sector as an increase in the defense budget under President Trump and higher global defense spending supported companies in the industry. The healthcare sector advanced despite ongoing uncertainty regarding healthcare reform and the medical device excise tax, as merger and acquisition activity remained solid. From an industry standpoint, healthcare equipment and supplies companies led the sector’s advance.

The energy sector detracted from the Index’s performance. Despite an agreement from OPEC to reduce output, an ongoing glut of supply kept oil prices low as OPEC output rose and shale output in the U.S. increased. The telecommunication services and consumer staples sectors also detracted fractionally from the Index’s return during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Consumer Discretionary	15.91%
Information Technology	15.70
Financials	14.16
Industrials	12.86
Health Care	11.89
Energy	6.68
Real Estate	6.18
Consumer Staples	5.84
Utilities	4.88
Materials	4.80
Telecommunication Services	1.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
Gilead Sciences Inc.	0.18%
Incyte Corp.	0.18
Biogen Inc.	0.18
Seattle Genetics Inc.	0.18
United Rentals Inc.	0.17
BioMarin Pharmaceutical Inc.	0.17
Martin Marietta Materials Inc.	0.17
Vulcan Materials Co.	0.17
Celgene Corp.	0.17
Plains GP Holdings LP Class A	0.17

TOTAL	1.74%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 63.94%

AEROSPACE & DEFENSE — 1.09%
Embraer SA	12,103,087	$68,969,267

		68,969,267
BANKS — 5.98%
Banco Bradesco SA	16,031,286	164,315,013
Banco do Brasil SA	14,985,287	146,211,861
Banco Santander Brasil SA Units	7,602,975	67,754,905

		378,281,779
BEVERAGES — 8.14%
Ambev SA	81,631,955	515,250,720

		515,250,720
CAPITAL MARKETS — 4.22%
B3 SA – Brasil Bolsa Balcao	38,014,977	267,250,804

		267,250,804
CONTAINERS & PACKAGING — 0.88%
Klabin SA Units	10,189,100	55,439,429

		55,439,429
DIVERSIFIED CONSUMER SERVICES — 2.21%
Kroton Educacional SA	24,518,719	140,031,267

		140,031,267
ELECTRIC UTILITIES — 2.98%
Centrais Eletricas Brasileiras SAa	4,206,000	23,553,440
CPFL Energia SA	5,080,993	43,745,841
EDP – Energias do Brasil SA	7,627,045	36,942,003
Equatorial Energia SA	3,585,700	69,652,460
Transmissora Alianca de Energia Eletrica SA Units	2,012,600	14,391,934

		188,285,678
FOOD & STAPLES RETAILING — 1.51%
Raia Drogasil SA	4,349,600	95,868,283

		95,868,283
FOOD PRODUCTS — 3.02%
BRF SAa	8,610,750	116,362,596
JBS SA	14,128,507	38,930,908
M. Dias Branco SA	2,301,600	35,916,210

		191,209,714
HEALTH CARE PROVIDERS & SERVICES — 1.15%
Odontoprev SA	5,225,965	24,614,661
Qualicorp SA	4,329,805	47,956,810

		72,571,471

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.60%
Engie Brasil Energia SA	3,332,475	$38,234,311

		38,234,311
INSURANCE — 2.59%
BB Seguridade Participacoes SA	12,263,895	108,044,040
Porto Seguro SA	2,536,120	28,009,398
Sul America SA	4,853,249	27,733,292

		163,786,730
IT SERVICES — 2.45%
Cielo SA	21,708,696	154,754,104

		154,754,104
MACHINERY — 1.11%
WEG SA	10,815,170	70,326,361

		70,326,361
METALS & MINING — 8.78%
Cia. Siderurgica Nacional SAa	14,733,969	40,692,905
Vale SA	46,170,619	514,759,592

		555,452,497
MULTILINE RETAIL — 2.40%
Lojas Americanas SA	4,933,310	22,640,435
Lojas Renner SA	13,271,990	129,073,367

		151,713,802
OIL, GAS & CONSUMABLE FUELS — 4.60%
Cosan SA Industria e Comercio	2,683,050	32,906,577
Petroleo Brasileiro SAa	24,199,969	107,446,032
Ultrapar Participacoes SA	6,447,755	150,514,899

		290,867,508
PAPER & FOREST PRODUCTS — 1.27%
Duratex SA	6,238,061	17,050,112
Fibria Celulose SA	4,765,251	63,290,324

		80,340,436
PERSONAL PRODUCTS — 0.52%
Natura Cosmeticos SA	3,480,765	32,634,419

		32,634,419
PHARMACEUTICALS — 1.03%
Hypermarcas SA	6,958,000	65,257,856

		65,257,856
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.73%
BR Malls Participacoes SA	15,570,938	67,302,756
Multiplan Empreendimentos Imobiliarios SA	1,815,646	42,176,283

		109,479,039

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2017

Security	Shares	Value
ROAD & RAIL — 1.74%
Localiza Rent A Car SA	3,227,577	$61,085,417
Rumo SAa	14,959,290	49,112,322

		110,197,739
TRANSPORTATION INFRASTRUCTURE — 1.95%
CCR SA	22,248,165	123,457,535

		123,457,535
WATER UTILITIES — 1.09%
Cia. de Saneamento Basico do Estado de Sao Paulo	6,763,800	69,111,592

		69,111,592
WIRELESS TELECOMMUNICATION SERVICES — 0.90%
TIM Participacoes SA	15,918,325	57,067,078

		57,067,078

TOTAL COMMON STOCKS
(Cost: $2,680,565,968)		4,045,839,419

PREFERRED STOCKS — 35.78%

BANKS — 23.93%
Banco Bradesco SA, Preference Shares	52,854,818	564,084,854
Itau Unibanco Holding SA, Preference Shares	56,698,798	727,104,038
Itausa-Investimentos Itau SA, Preference Shares	68,889,892	223,323,713

		1,514,512,605
CHEMICALS — 0.69%
Braskem SA Class A, Preference Shares	3,597,456	43,572,613

		43,572,613

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.94%
Telefonica Brasil SA, Preference Shares	7,920,364	122,941,912

		122,941,912
ELECTRIC UTILITIES — 1.48%
Centrais Eletricas Brasileiras SA Class B, Preference Shares	5,394,346	35,197,102
Cia. Energetica de Minas Gerais, Preference Shares	14,051,220	37,422,881
Cia. Paranaense de Energia Class B, Preference Shares	2,301,160	21,019,034

		93,639,017

Security	Shares	Value
FOOD & STAPLES RETAILING — 1.04%
Cia. Brasileira de Distribuicao, Preference Shares	2,884,764	$66,002,689

		66,002,689
METALS & MINING — 2.02%
Gerdau SA, Preference Shares	16,536,126	62,277,517
Vale SA, Preference Shares	6,299,530	65,208,629

		127,486,146
MULTILINE RETAIL — 1.31%
Lojas Americanas SA, Preference Shares	14,621,617	82,577,551

		82,577,551
OIL, GAS & CONSUMABLE FUELS — 2.70%
Petroleo Brasileiro SA, Preference Shares	39,387,583	170,872,096

		170,872,096
PAPER & FOREST PRODUCTS — 0.67%
Suzano Papel e Celulose SA Class A, Preference Shares	7,667,330	42,644,337

		42,644,337

TOTAL PREFERRED STOCKS
(Cost: $1,407,506,824)		2,264,248,966

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	16,859	16,859

		16,859

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,859)		16,859

TOTAL INVESTMENTS IN SECURITIES — 99.72%
(Cost: $4,088,089,651)[d]		6,310,105,244
Other Assets, Less Liabilities — 0.28%		17,813,792

NET ASSETS — 100.00%		$6,327,919,036

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $4,592,623,315. Net unrealized appreciation was $1,717,481,929, of which $2,227,618,744 represented gross unrealized appreciation on investments and $510,136,815 represented gross unrealized depreciation on investments.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain(loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	1,839,027	—	(1,822,168)[b]	16,859	$16,859	$124	$—	$12,902

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,045,839,419	$—	$—	$4,045,839,419
Preferred stocks	2,264,248,966	—	—	2,264,248,966
Money market funds	16,859	—	—	16,859

Total	$6,310,105,244	$—	$—	$6,310,105,244

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 92.46%

AIRLINES — 4.58%
LATAM Airlines Group SA	1,708,298	$21,419,508

		21,419,508
BANKS — 16.50%
Banco de Chile	125,642,686	18,301,399
Banco de Credito e Inversiones	266,459	17,279,725
Banco Santander Chile	416,136,924	30,426,917
Itau CorpBanca	1,166,531,941	11,146,687

		77,154,728
BEVERAGES — 4.54%
Cia. Cervecerias Unidas SA	1,078,883	14,707,343
Vina Concha y Toro SA	3,845,310	6,520,825

		21,228,168
CAPITAL MARKETS — 0.78%
Sociedad de Inversiones Oro Blanco SA	366,739,579	3,656,075

		3,656,075
CONSTRUCTION & ENGINEERING — 1.17%
SalfaCorp SA	3,612,373	5,466,557

		5,466,557
DIVERSIFIED FINANCIAL SERVICES — 1.05%
Inversiones La Construccion SA	340,000	4,894,736

		4,894,736
ELECTRIC UTILITIES — 13.40%
Enel Americas SA	185,528,025	40,022,969
Enel Chile SA	117,648,210	13,851,427
Engie Energia Chile SA	4,180,708	8,791,967

		62,666,363
FOOD & STAPLES RETAILING — 4.48%
Cencosud SA	6,971,345	20,957,076

		20,957,076
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 8.37%
AES Gener SA	23,519,276	8,229,726
Colbun SA	58,169,749	14,012,982
Enel Generacion Chile SA	19,911,875	16,879,024

		39,121,732
IT SERVICES — 1.56%
SONDA SA	3,952,966	7,309,125

		7,309,125

Security	Shares	Value
MARINE — 0.46%
Cia. Sud Americana de Vapores SAa	41,129,979	$2,143,414

		2,143,414
METALS & MINING — 1.70%
CAP SA	677,989	7,959,175

		7,959,175
MULTILINE RETAIL — 11.45%
Ripley Corp. SA	6,866,604	6,585,795
SACI Falabella	4,668,742	46,939,266

		53,525,061
OIL, GAS & CONSUMABLE FUELS — 7.89%
Empresas COPEC SA	2,888,773	36,876,398

		36,876,398
PAPER & FOREST PRODUCTS — 4.53%
Empresas CMPC SA	8,122,840	21,201,538

		21,201,538
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.65%
Parque Arauco SA	4,557,152	12,413,170

		12,413,170
TEXTILES, APPAREL & LUXURY GOODS — 0.85%
Forus SA	961,794	3,978,090

		3,978,090
WATER UTILITIES — 3.97%
Aguas Andinas SA Series A	19,485,307	12,445,122
Inversiones Aguas Metropolitanas SA	3,461,208	6,137,691

		18,582,813
WIRELESS TELECOMMUNICATION SERVICES — 2.53%
Empresa Nacional de Telecomunicaciones SA	1,133,842	11,846,848

		11,846,848

TOTAL COMMON STOCKS
(Cost: $291,745,101)		432,400,575

PREFERRED STOCKS — 7.45%

BEVERAGES — 2.04%
Embotelladora Andina SA Class B, Preference Shares	2,026,764	9,550,405

		9,550,405

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHILE CAPPED ETF

August 31, 2017

Security	Shares	Value
CHEMICALS — 5.41%
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	540,685	$25,267,069

		25,267,069

TOTAL PREFERRED STOCKS
(Cost: $16,928,654)		34,817,474

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.96%[b,c]	227,709	227,709

		227,709

TOTAL SHORT-TERM INVESTMENTS
(Cost: $227,709)		227,709

Value
TOTAL INVESTMENTS IN SECURITIES — 99.96%
(Cost: $308,901,464)[d]	$467,445,758
Other Assets, Less Liabilities — 0.04%	199,290

NET ASSETS — 100.00%	$467,645,048

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $357,550,061. Net unrealized appreciation was $109,895,697, of which $159,405,608 represented gross unrealized appreciation on investments and $49,509,911 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	345,371	—	(117,662)[b]	227,709	$227,709	$61	$—	$4,952

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$432,400,575	$—	$—	$432,400,575
Preferred stocks	34,817,474	—	—	34,817,474
Money market funds	227,709	—	—	227,709

Total	$467,445,758	$—	$—	$467,445,758

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 69.46%

BANKS — 6.85%
Banco de Bogota SA	7,407	$173,504
Bancolombia SA	115,436	1,293,600
Grupo Aval Acciones y Valores SA	179,112	79,679

		1,546,783
CAPITAL MARKETS — 2.41%
Bolsa de Valores de Colombia	61,903,125	544,449

		544,449
CONSTRUCTION & ENGINEERING — 2.01%
Construcciones El Condor SA	533,882	203,053
Constructora Conconcreto SA	715,380	250,218

		453,271
CONSTRUCTION MATERIALS — 12.96%
Cementos Argos SA	245,802	998,301
Cemex Latam Holdings SAa	204,568	778,038
Grupo Argos SA/Colombia	161,581	1,151,173

		2,927,512
DIVERSIFIED FINANCIAL SERVICES — 9.81%
Corp. Financiera Colombiana SA	22,233	217,287
Grupo de Inversiones Suramericana SA	141,871	1,999,340

		2,216,627
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.87%
Empresa de Telecomunicaciones de Bogota[a]	2,256,002	422,120

		422,120
ELECTRIC UTILITIES — 8.08%
Celsia SA ESP	120,402	192,166
Enel Americas SA	2,876,676	620,570
Interconexion Electrica SA ESP	223,049	1,011,933

		1,824,669
FOOD & STAPLES RETAILING — 4.32%
Almacenes Exito SA	187,271	976,802

		976,802
FOOD PRODUCTS — 4.59%
Grupo Nutresa SA	112,577	1,037,539

		1,037,539
GAS UTILITIES — 4.20%
Empresa de Energia de Bogota SA ESP	1,434,618	949,983

		949,983

Security	Shares	Value
METALS & MINING — 1.94%
Mineros SA	488,591	$438,020

		438,020
OIL, GAS & CONSUMABLE FUELS — 10.42%
Canacol Energy Ltd.[a,b]	204,061	683,594
Ecopetrol SA	2,243,987	1,043,965
Empresas COPEC SA	49,148	627,395

		2,354,954

TOTAL COMMON STOCKS
(Cost: $13,422,343)		15,692,729

PREFERRED STOCKS — 30.46%

AIRLINES — 2.51%
Avianca Holdings SA, Preference Shares	593,065	565,918

		565,918
BANKS — 21.16%
Banco Davivienda SA, Preference Shares	89,201	999,605
Bancolombia SA, Preference Shares	274,815	3,135,629
Grupo Aval Acciones y Valores SA, Preference Shares	1,441,209	646,020

		4,781,254
CONSTRUCTION MATERIALS — 3.54%
Cementos Argos SA, Preference Shares	77,646	279,492
Grupo Argos SA/Colombia, Preference Shares	82,370	520,268

		799,760
DIVERSIFIED FINANCIAL SERVICES — 3.25%
Grupo de Inversiones Suramericana SA, Preference Shares	53,732	734,237

		734,237

TOTAL PREFERRED STOCKS
(Cost: $5,689,240)		6,881,169

SHORT-TERM INVESTMENTS — 0.51%

MONEY MARKET FUNDS — 0.51%
BlackRock Cash Funds: Institutional, SL Agency Shares 1.32%[c,d,e]	59,106	59,124

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI COLOMBIA CAPPED ETF

August 31, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares 0.96%[c,d]	57,311	$57,311

		116,435

TOTAL SHORT-TERM INVESTMENTS
(Cost: $116,439)		116,435

TOTAL INVESTMENTS IN SECURITIES —100.43%
(Cost: $19,228,022)[f]		22,690,333
Other Assets, Less Liabilities — (0.43)%		(96,450)

NET ASSETS — 100.00%		$22,593,883

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $23,407,794. Net unrealized depreciation was $717,461, of which $3,532,300 represented gross unrealized appreciation on investments and $4,249,761 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	59,106	[b]	—	59,106	$59,124	$186	$(4)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	10,146	47,165	[b]	—	57,311	57,311	3	—	190

						$116,435	$189	$(4)	$190

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,692,729	$—	$—	$15,692,729
Preferred stocks	6,881,169	—	—	6,881,169
Money market funds	116,435	—	—	116,435

Total	$22,690,333	$—	$—	$22,690,333

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.80%

AEROSPACE & DEFENSE — 3.27%
Elbit Systems Ltd.	21,163	$2,911,893

		2,911,893
AIRLINES — 0.17%
El Al Israel Airlines	229,008	150,686

		150,686
BANKS — 19.52%
Bank Hapoalim BM	856,208	5,760,333
Bank Leumi Le-Israel BM	1,164,574	6,097,807
First International Bank of Israel Ltd.	42,268	771,905
Israel Discount Bank Ltd. Class Aa	1,011,715	2,521,213
Mizrahi Tefahot Bank Ltd.	126,486	2,252,778

		17,404,036
BUILDING PRODUCTS — 0.73%
Caesarstone Ltd.[a]	22,372	648,229

		648,229
CHEMICALS — 6.00%
Frutarom Industries Ltd.	34,820	2,671,703
Israel Chemicals Ltd.	466,448	2,010,591
Israel Corp. Ltd. (The)[a]	3,507	669,201

		5,351,495
COMMUNICATIONS EQUIPMENT — 1.50%
Ituran Location and Control Ltd.	17,401	581,193
Radware Ltd.[a]	43,008	757,371

		1,338,564
CONSTRUCTION & ENGINEERING — 1.43%
Electra Ltd./Israel	1,996	436,303
Shapir Engineering and Industry Ltd.	106,367	344,310
Shikun & Binui Ltd.	216,584	498,971

		1,279,584
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.35%
B Communications Ltd.[a]	16,613	246,695
Bezeq The Israeli Telecommunication Corp. Ltd.	1,862,099	2,741,244

		2,987,939
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.88%
Orbotech Ltd.[a]	42,123	1,673,968

		1,673,968

Security	Shares	Value
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.73%
REIT 1 Ltd.	166,882	$650,005

		650,005
FOOD & STAPLES RETAILING — 0.85%
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	7,227	350,605
Shufersal Ltd.	75,995	412,112

		762,717
FOOD PRODUCTS — 0.91%
Strauss Group Ltd.	43,891	810,478

		810,478
HEALTH CARE EQUIPMENT & SUPPLIES — 0.31%
Mazor Robotics Ltd.[a]	11,432	276,919

		276,919
HOUSEHOLD DURABLES — 0.59%
SodaStream International Ltd.[a]	8,682	522,917

		522,917
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.33%
Kenon Holdings Ltd./Singapore[a]	20,772	291,311

		291,311
INSURANCE — 2.90%
Clal Insurance Enterprises Holdings Ltd.[a]	22,800	352,872
Harel Insurance Investments & Financial Services Ltd.	108,505	667,370
IDI Insurance Co. Ltd.	7,311	462,511
Menora Mivtachim Holdings Ltd.	29,680	360,051
Migdal Insurance & Financial Holding Ltd.	410,261	403,552
Phoenix Holdings Ltd. (The)[a]	75,615	335,208

		2,581,564
INTERNET SOFTWARE & SERVICES — 1.86%
Wix.com Ltd.[a,b]	25,528	1,661,873

		1,661,873
IT SERVICES — 0.62%
Formula Systems 1985 Ltd.	4,318	168,186
Matrix IT Ltd.	38,281	387,971

		556,157
MACHINERY — 0.55%
Kornit Digital Ltd.[a]	28,905	491,385

		491,385

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2017

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 3.71%
Delek Group Ltd.	4,183	$801,927
Jerusalem Oil Exploration[a]	9,218	475,744
Naphtha Israel Petroleum Corp. Ltd.[a]	43,381	292,699
Oil Refineries Ltd.	1,417,788	658,563
Paz Oil Co. Ltd.	6,769	1,076,125

		3,305,058
PHARMACEUTICALS — 15.48%
Neuroderm Ltd.[a,b]	16,199	627,711
Taro Pharmaceutical Industries Ltd.[a,b]	10,088	1,057,626
Teva Pharmaceutical Industries Ltd. ADR	764,140	12,119,260

		13,804,597
REAL ESTATE MANAGEMENT & DEVELOPMENT — 9.05%
Africa Israel Properties Ltd.[a]	15,474	333,705
Airport City Ltd.[a]	67,164	862,332
Alony Hetz Properties & Investments Ltd.	100,249	1,039,762
Amot Investments Ltd.	125,972	677,864
Azrieli Group Ltd.	38,587	2,223,783
Bayside Land Corp.	823	360,485
Big Shopping Centers Ltd.	2,377	167,407
Blue Square Real Estate Ltd.	3,699	155,214
Gazit-Globe Ltd.	94,644	921,464
Jerusalem Economy Ltd.[a]	69,233	165,986
Melisron Ltd.	17,317	876,297
Norstar Holdings Inc.	15,223	283,608

		8,067,907
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.62%
Tower Semiconductor Ltd.[a]	78,975	2,334,020

		2,334,020
SOFTWARE — 19.44%
Check Point Software Technologies Ltd.[a,b]	109,264	12,223,364
CyberArk Software Ltd.[a]	18,994	759,950
Nice Ltd.	51,903	4,017,195
Sapiens International Corp. NVa	29,913	333,103

		17,333,612
SPECIALTY RETAIL — 0.38%
Delek Automotive Systems Ltd.	44,517	335,865

		335,865

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.38%
Delta-Galil Industries Ltd.[b]	10,763	$338,796

		338,796
WIRELESS TELECOMMUNICATION SERVICES — 1.24%
Cellcom Israel Ltd.[a]	59,152	524,949
Partner Communications Co. Ltd.[a]	115,933	580,853

		1,105,802

TOTAL COMMON STOCKS
(Cost: $101,895,252)		88,977,377

SHORT-TERM INVESTMENTS — 17.47%

MONEY MARKET FUNDS — 17.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	15,525,641	15,530,299
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	40,997	40,997

		15,571,296

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,570,750)		15,571,296

TOTAL INVESTMENTS IN SECURITIES — 117.27%
(Cost: $117,466,002)[f]		104,548,673
Other Assets, Less Liabilities — (17.27)%		(15,396,683)

NET ASSETS — 100.00%		$89,151,990

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $120,153,167. Net unrealized depreciation was $15,604,494, of which $15,531,405 represented gross unrealized appreciation on investments and $31,135,899 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI ISRAEL CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	13,438,272	2,087,369	[b]	—	15,525,641	$15,530,299	$2,928	$546	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	31,046	9,951	[b]	—	40,997	40,997	1	—	454

						$15,571,296	$2,929	$546	$454

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$88,977,377	$—	$—	$88,977,377
Money market funds	15,571,296	—	—	15,571,296

Total	$104,548,673	$—	$—	$104,548,673

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI RUSSIA CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 96.15%

BANKS — 22.37%
Sberbank of Russia PJSC	11,591,520	$36,703,652
Sberbank of Russia PJSC ADR	4,270,972	58,298,768
VTB Bank PJSC	7,757,295,000	8,655,579
VTB Bank PJSC GDR[a]	6,681,851	14,927,255

		118,585,254
CAPITAL MARKETS — 2.47%
Moscow Exchange MICEX-RTS PJSC	7,228,180	13,093,492

		13,093,492
CHEMICALS — 1.80%
PhosAgro PJSC GDR[a]	686,602	9,543,768

		9,543,768
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.51%
Rostelecom PJSC	6,986,700	7,994,252

		7,994,252
ELECTRIC UTILITIES — 3.82%
Inter RAO UES PJSC	153,452,000	10,223,087
RusHydro PJSC	706,031,000	10,049,165

		20,272,252
FOOD & STAPLES RETAILING — 4.88%
Magnit PJSC GDR[a]	618,739	25,857,103

		25,857,103
METALS & MINING — 13.47%
Alrosa PJSC	12,220,500	16,991,913
MMC Norilsk Nickel PJSC	153,164	25,793,266
Novolipetsk Steel PJSC	5,426,221	12,847,273
Severstal PJSC	1,006,195	15,783,791

		71,416,243
OIL, GAS & CONSUMABLE FUELS — 41.04%
Gazprom PJSC	24,639,727	49,945,564
Gazprom PJSC ADR	4,596,412	18,339,684
Lukoil PJSC	1,059,726	53,465,298
Lukoil PJSC ADR	286,204	14,381,751
Novatek PJSC GDR[a]	228,796	24,183,737
Rosneft Oil Co. PJSC	1,363,360	7,174,220
Rosneft Oil Co. PJSC GDR[a]	2,688,808	13,981,802
Surgutneftegas OJSC	18,900,900	8,743,395
Surgutneftegas OJSC ADR	727,240	3,326,396
Tatneft PJSC Class S	3,629,815	24,000,843

		217,542,690

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 4.79%
Mobile TeleSystems PJSC ADR	1,989,701	$19,877,113
Sistema PJSC FC GDR[a]	1,324,883	5,498,264

		25,375,377

TOTAL COMMON STOCKS
(Cost: $511,995,234)		509,680,431

PREFERRED STOCKS — 3.51%

OIL, GAS & CONSUMABLE FUELS — 3.51%
Surgutneftegas OJSC, Preference Shares	24,906,100	12,295,444
Transneft PJSC, Preference Shares	2,064	6,324,387

		18,619,831
TOTAL PREFERRED STOCKS
(Cost: $19,003,290)		18,619,831

SHORT-TERM INVESTMENTS — 0.20%

MONEY MARKET FUNDS — 0.20%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	1,026,049	1,026,049

		1,026,049

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,026,049)		1,026,049

TOTAL INVESTMENTS IN SECURITIES — 99.86%
(Cost: $532,024,573)[d]		529,326,311
Other Assets, Less Liabilities — 0.14%		750,138

NET ASSETS — 100.00%		$530,076,449

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $570,200,939. Net unrealized depreciation was $40,874,628, of which $44,317,515 represented gross unrealized appreciation on investments and $85,192,143 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI RUSSIA CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	749,898	276,151[b]	—	1,026,049	$1,026,049	$103	$—	$7,954

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$509,680,431	$—	$—	$509,680,431
Preferred stocks	18,619,831	—	—	18,619,831
Money market funds	1,026,049	—	—	1,026,049

Total	$529,326,311	$—	$—	$529,326,311

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.85%

BANKS — 9.62%
Barclays Africa Group Ltd.	898,350	$10,255,601
Capitec Bank Holdings Ltd.	57,494	3,983,331
Nedbank Group Ltd.	305,773	5,172,557
Standard Bank Group Ltd.	1,627,457	20,964,426

		40,375,915
CAPITAL MARKETS — 1.81%
Brait SEa	567,430	2,512,015
Coronation Fund Managers Ltd.	375,692	2,033,463
Investec Ltd.	400,271	3,050,960

		7,596,438
CHEMICALS — 4.99%
Sasol Ltd.	694,454	20,938,075

		20,938,075
DISTRIBUTORS — 0.85%
Imperial Holdings Ltd.	221,363	3,553,048

		3,553,048
DIVERSIFIED FINANCIAL SERVICES — 8.85%
FirstRand Ltd.	4,245,252	18,137,245
PSG Group Ltd.	139,671	2,714,437
Remgro Ltd.	677,760	11,333,805
RMB Holdings Ltd.	965,226	4,934,739

		37,120,226
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.50%
Telkom SA SOC Ltd.	430,340	2,077,949

		2,077,949
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.81%
Fortress Income Fund Ltd.	1,166,313	3,536,403
Fortress Income Fund Ltd. Class A	1,695,329	2,287,830
Growthpoint Properties Ltd.	2,932,713	5,674,763
Hyprop Investments Ltd.	365,666	3,210,884
Redefine Properties Ltd.	6,877,387	5,640,542
Resilient REIT Ltd.	420,307	4,044,131

		24,394,553
FOOD & STAPLES RETAILING — 6.68%
Bid Corp. Ltd.	433,393	9,851,251
Massmart Holdings Ltd.	189,609	1,774,790
Pick n Pay Stores Ltd.	554,159	2,727,839
Shoprite Holdings Ltd.	581,914	10,090,986
SPAR Group Ltd. (The)	275,852	3,587,827

		28,032,693

Security	Shares	Value
FOOD PRODUCTS — 2.09%
Pioneer Foods Group Ltd.	209,711	$2,043,462
Tiger Brands Ltd.	216,518	6,713,349

		8,756,811
HEALTH CARE PROVIDERS & SERVICES — 1.58%
Life Healthcare Group Holdings Ltd.	1,868,148	3,790,195
Netcare Ltd.	1,531,735	2,841,326

		6,631,521
HOUSEHOLD DURABLES — 4.38%
Steinhoff International Holdings NV Class H	3,799,281	18,374,518

		18,374,518
INDUSTRIAL CONGLOMERATES — 1.41%
Bidvest Group Ltd. (The)	449,550	5,930,013

		5,930,013
INSURANCE — 5.47%
Discovery Ltd.	484,726	5,616,444
Liberty Holdings Ltd.	222,334	1,772,172
MMI Holdings Ltd./South Africa	1,470,832	2,354,916
Rand Merchant Investment Holdings Ltd.	990,970	3,174,001
Sanlam Ltd.	1,816,786	10,036,179

		22,953,712
MEDIA — 22.07%
Naspers Ltd. Class N	409,180	92,585,967

		92,585,967
METALS & MINING — 4.74%
Anglo American Platinum Ltd.[a]	87,365	2,369,391
AngloGold Ashanti Ltd.	559,122	5,663,705
Gold Fields Ltd.	1,139,428	5,084,580
Impala Platinum Holdings Ltd.[a]	939,301	2,905,166
Sibanye Gold Ltd.	2,430,508	3,883,951

		19,906,793
MULTILINE RETAIL — 1.45%
Woolworths Holdings Ltd./South Africa	1,328,321	6,064,441

		6,064,441
OIL, GAS & CONSUMABLE FUELS — 0.74%
Exxaro Resources Ltd.	309,237	3,113,664

		3,113,664

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2017

Security	Shares	Value
PAPER & FOREST PRODUCTS — 2.28%
Mondi Ltd.	164,259	$4,482,858
Sappi Ltd.	756,763	5,088,755

		9,571,613
PHARMACEUTICALS — 2.65%
Aspen Pharmacare Holdings Ltd.	498,553	11,120,254

		11,120,254
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.57%
NEPI Rockcastle PLC[a]	455,257	6,602,496

		6,602,496
SPECIALTY RETAIL — 3.00%
Foschini Group Ltd. (The)	326,800	3,853,713
Mr. Price Group Ltd.	340,033	4,741,757
Truworths International Ltd.	624,362	3,988,519

		12,583,989
WIRELESS TELECOMMUNICATION SERVICES — 7.31%
MTN Group Ltd.	2,132,452	21,202,291
Vodacom Group Ltd.	676,696	9,454,220

		30,656,511
TOTAL COMMON STOCKS
(Cost: $478,404,363)		418,941,200

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	225,602	$225,602

		225,602

TOTAL SHORT-TERM INVESTMENTS
(Cost: $225,602)		225,602

TOTAL INVESTMENTS IN SECURITIES — 99.90%
(Cost: $478,629,965)[d]		419,166,802
Other Assets, Less Liabilities — 0.10%		419,908

NET ASSETS — 100.00%		$419,586,710

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $496,795,224. Net unrealized depreciation was $77,628,422, of which $50,255,926 represented gross unrealized appreciation on investments and $127,884,348 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	3,684,420	—		(3,684,420)[b]	—	$—	$932	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	122,367	103,235	[b]	—	225,602	225,602	14	—	1,058

						$225,602	$946	$—	$1,058

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH AFRICA ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$418,941,200	$—	$—	$418,941,200
Money market funds	225,602	—	—	225,602

Total	$419,166,802	$—	$—	$419,166,802

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® MSCI TURKEY ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.93%

AEROSPACE & DEFENSE — 2.21%
Aselsan Elektronik Sanayi ve TAS	1,198,520	$9,372,794

		9,372,794
AIRLINES — 2.61%
Pegasus Hava Tasimaciligi ASa	214,335	1,740,729
Turk Hava Yollari AOa	3,308,398	9,352,497

		11,093,226
AUTO COMPONENTS — 0.35%
Goodyear Lastikleri TAS[b]	488,737	692,220
Kordsa Teknik Tekstil ASb	352,031	780,014

		1,472,234
AUTOMOBILES — 2.98%
Ford Otomotiv Sanayi AS	420,566	5,790,997
Tofas Turk Otomobil Fabrikasi AS	749,000	6,855,339

		12,646,336
BANKS — 32.84%
Akbank Turk AS	13,187,954	39,496,443
Albaraka Turk Katilim Bankasi AS	1,900,140	820,034
Turkiye Garanti Bankasi AS	13,846,536	43,073,032
Turkiye Halk Bankasi AS	3,746,352	16,081,139
Turkiye Is Bankasi Class C	9,442,270	20,484,164
Turkiye Sinai Kalkinma Bankasi AS	6,438,769	2,834,696
Turkiye Vakiflar Bankasi Tao Class D	4,495,747	9,375,499
Yapi ve Kredi Bankasi ASa	5,209,481	7,333,153

		139,498,160
BEVERAGES — 3.05%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,242,166	7,627,382
Coca-Cola Icecek AS	457,248	5,316,052

		12,943,434
BUILDING PRODUCTS — 0.59%
Trakya Cam Sanayii AS	2,366,186	2,522,068

		2,522,068
CAPITAL MARKETS — 0.15%
Verusa Holding ASb	147,818	645,637

		645,637
CHEMICALS — 2.66%
Gubre Fabrikalari TAS[a,b]	503,767	733,936
Petkim Petrokimya Holding AS	4,043,373	7,307,830
Soda Sanayii AS	2,156,408	3,254,083

		11,295,849

Security	Shares	Value
CONSTRUCTION & ENGINEERING — 0.77%
Tekfen Holding AS	886,718	$3,289,991

		3,289,991
CONSTRUCTION MATERIALS — 0.68%
Adana Cimento Sanayii TAS Class Ab	319,215	586,182
Akcansa Cimento AS	288,711	932,391
Cimsa Cimento Sanayi VE Ticaret AS	325,943	1,352,845

		2,871,418
CONTAINERS & PACKAGING — 0.17%
Anadolu Cam Sanayii AS	1,131,040	730,538

		730,538
DIVERSIFIED FINANCIAL SERVICES — 3.98%
Haci Omer Sabanci Holding AS	5,503,320	16,896,263

		16,896,263
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.54%
Turk Telekomunikasyon ASa	3,146,496	6,543,523

		6,543,523
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.52%
Emlak Konut Gayrimenkul Yatirim Ortakligi ASa	11,384,128	9,694,092
Is Gayrimenkul Yatirim Ortakligi AS	2,448,303	1,006,963

		10,701,055
FOOD & STAPLES RETAILING — 7.07%
BIM Birlesik Magazalar AS	1,274,038	28,229,542
Migros Ticaret ASa	212,989	1,782,851

		30,012,393
FOOD PRODUCTS — 1.30%
Ulker Biskuvi Sanayi AS	922,169	5,512,902

		5,512,902
GAS UTILITIES — 0.48%
Aygaz AS	448,874	2,035,993

		2,035,993
HEALTH CARE PROVIDERS & SERVICES — 0.20%
Selcuk Ecza Deposu Ticaret ve Sanayi AS	749,244	852,856

		852,856
HOTELS, RESTAURANTS & LEISURE — 0.28%
NET Holding ASa,b	1,544,391	1,176,449

		1,176,449

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2017

Security	Shares	Value
HOUSEHOLD DURABLES — 2.61%
Arcelik AS	1,417,629	$9,854,483
Vestel Elektronik Sanayi ve Ticaret ASa,b	505,885	1,224,951

		11,079,434
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.80%
Aksa Enerji Uretim ASa,b	924,689	993,641
Zorlu Enerji Elektrik Uretim ASa,b	4,786,435	2,412,245

		3,405,886
INDUSTRIAL CONGLOMERATES — 8.12%
Alarko Holding ASb	471,851	922,505
Dogan Sirketler Grubu Holding ASa,b	7,837,924	2,088,569
Enka Insaat ve Sanayi AS	1	2
KOC Holding AS	4,559,930	23,826,199
Turkiye Sise ve Cam Fabrikalari AS	4,718,911	6,068,548
Yazicilar Holding ASb	239,788	1,566,847

		34,472,670
INSURANCE — 0.65%
Anadolu Anonim Turk Sigorta Sirketi	1,055,703	892,862
Anadolu Hayat Emeklilik AS	518,769	1,021,746
AvivaSA Emeklilik ve Hayat ASb	142,364	857,677

		2,772,285
MACHINERY — 0.85%
Otokar Otomotiv Ve Savunma Sanayi ASb	50,290	1,682,378
Turk Traktor ve Ziraat Makineleri AS	79,699	1,915,980

		3,598,358
MEDIA — 0.38%
Besiktas Futbol Yatirimlari Sanayi ve Ticaret ASa,b	723,861	991,691
Fenerbahce Futbol ASa,b	59,723	624,120

		1,615,811
METALS & MINING — 6.27%
Borusan Mannesmann Boru Sanayi ve Ticaret ASb	256,573	889,539
Eregli Demir ve Celik Fabrikalari TAS	8,392,914	19,982,262
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Da	4,673,739	3,221,821

Security	Shares	Value
Koza Altin Isletmeleri ASa	274,196	$2,552,507

		26,646,129
OIL, GAS & CONSUMABLE FUELS — 6.00%
Tupras Turkiye Petrol Rafinerileri AS	750,541	25,499,547

		25,499,547
PERSONAL PRODUCTS — 0.32%
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret ASb	1,033,404	1,361,889

		1,361,889
SOFTWARE — 0.35%
Logo Yazilim Sanayi Ve Ticaret ASa,b	89,878	1,504,670

		1,504,670
TEXTILES, APPAREL & LUXURY GOODS — 0.38%
Aksa Akrilik Kimya Sanayii AS	443,637	1,611,333

		1,611,333
TRANSPORTATION INFRASTRUCTURE — 1.42%
TAV Havalimanlari Holding AS	979,948	6,022,939

		6,022,939
WIRELESS TELECOMMUNICATION SERVICES — 5.35%
Turkcell Iletisim Hizmetleri AS	5,934,340	22,705,719

		22,705,719

TOTAL COMMON STOCKS
(Cost: $534,548,881)		424,409,789

SHORT-TERM INVESTMENTS — 3.78%

MONEY MARKET FUNDS — 3.78%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	15,951,030	15,955,815
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	100,988	100,988

		16,056,803

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,052,873)		16,056,803

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI TURKEY ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 103.71%
(Cost: $550,601,754)[f]	$440,466,592
Other Assets, Less Liabilities — (3.71)%	(15,740,009)

NET ASSETS — 100.00%	$424,726,583

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $561,032,448. Net unrealized depreciation was $120,565,856, of which $22,047,299 represented gross unrealized appreciation on investments and $142,613,155 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	36,614,575	—	(20,663,545)[b]	15,951,030	$15,955,815	$7,747	$3,930	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	284,911	—	(183,923)[b]	100,988	100,988	21	—	1,782

					$16,056,803	$7,768	$3,930	$1,782

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$424,409,789	$—	$—	$424,409,789
Money market funds	16,056,803	—	—	16,056,803

Total	$440,466,592	$—	$—	$440,466,592

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.83%

AEROSPACE & DEFENSE — 1.92%
Arconic Inc.	8,510	$216,750
Boeing Co. (The)	909	217,851
General Dynamics Corp.	1,079	217,257
Huntington Ingalls Industries Inc.	1,028	219,951
L3 Technologies Inc.	1,198	217,413
Lockheed Martin Corp.	709	216,521
Northrop Grumman Corp.	798	217,223
Raytheon Co.	1,206	219,504
Rockwell Collins Inc.	1,664	218,067
Textron Inc.	4,452	218,549
TransDigm Group Inc.	794	206,964
United Technologies Corp.	1,867	223,517

		2,609,567
AIR FREIGHT & LOGISTICS — 0.64%
CH Robinson Worldwide Inc.	3,110	219,659
Expeditors International of Washington Inc.	3,903	218,958
FedEx Corp.	1,034	221,669
United Parcel Service Inc. Class B	1,891	216,255

		876,541
AIRLINES — 0.63%
American Airlines Group Inc.	4,739	212,023
Delta Air Lines Inc.	4,594	216,791
Southwest Airlines Co.	4,079	212,679
United Continental Holdings Inc.[a]	3,391	210,106

		851,599
AUTO COMPONENTS — 0.81%
Autoliv Inc.[b]	2,026	220,064
BorgWarner Inc.	4,856	225,367
Delphi Automotive PLC	2,275	219,310
Goodyear Tire & Rubber Co. (The)	7,131	216,069
Lear Corp.	1,484	221,918

		1,102,728
AUTOMOBILES — 0.64%
Ford Motor Co.	19,858	219,034
General Motors Co.	6,036	220,555
Harley-Davidson Inc.	4,502	211,639
Tesla Inc.[a,b]	617	219,590

		870,818
BANKS — 3.42%
Bank of America Corp.	9,021	215,512
BB&T Corp.	4,656	214,595
CIT Group Inc.	4,757	213,351

Security	Shares	Value
Citigroup Inc.	3,167	$215,451
Citizens Financial Group Inc.	6,335	209,879
Comerica Inc.	3,056	208,572
East West Bancorp. Inc.	3,869	214,227
Fifth Third Bancorp.	8,040	210,085
First Republic Bank/CA	2,185	212,054
Huntington Bancshares Inc./OH	16,840	212,016
JPMorgan Chase & Co.	2,338	212,501
KeyCorp	12,216	210,237
M&T Bank Corp.	1,397	206,560
People’s United Financial Inc.	12,752	212,958
PNC Financial Services Group Inc. (The)[c]	1,677	210,313
Regions Financial Corp.	14,839	209,378
Signature Bank/New York NYa	1,637	210,093
SunTrust Banks Inc.	3,809	209,876
SVB Financial Group[a]	1,264	214,046
U.S. Bancorp.	4,125	211,406
Wells Fargo & Co.	4,142	211,532
Zions BanCorp.	4,797	209,437

		4,654,079
BEVERAGES — 1.12%
Brown-Forman Corp. Class B	4,254	225,632
Coca-Cola Co. (The)	4,727	215,315
Constellation Brands Inc. Class A	1,083	216,708
Dr Pepper Snapple Group Inc.	2,374	216,153
Molson Coors Brewing Co. Class B	2,361	211,900
Monster Beverage Corp.[a]	3,891	217,196
PepsiCo Inc.	1,851	214,216

		1,517,120
BIOTECHNOLOGY — 2.35%
AbbVie Inc.	2,964	223,189
Alexion Pharmaceuticals Inc.[a]	1,559	222,017
Alkermes PLC[a]	4,253	215,967
Amgen Inc.	1,266	225,057
Biogen Inc.[a]	754	238,686
BioMarin Pharmaceutical Inc.[a]	2,619	236,208
Celgene Corp.[a]	1,656	230,068
Gilead Sciences Inc.	2,906	243,261
Incyte Corp.[a]	1,765	242,529
Regeneron Pharmaceuticals Inc.[a]	449	223,108
Seattle Genetics Inc.[a]	4,543	238,644
TESARO Inc.[a,b]	1,697	219,151
United Therapeutics Corp.[a,b]	1,672	218,698
Vertex Pharmaceuticals Inc.[a]	1,399	224,595

		3,201,178

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
BUILDING PRODUCTS — 0.96%
Allegion PLC	2,763	$217,476
AO Smith Corp.	3,986	221,980
Fortune Brands Home & Security Inc.	3,446	215,479
Johnson Controls International PLC	5,534	219,091
Lennox International Inc.	1,325	219,592
Masco Corp.	5,917	217,568

		1,311,186
CAPITAL MARKETS — 3.80%
Affiliated Managers Group Inc.	1,229	217,152
Ameriprise Financial Inc.	1,547	214,275
Bank of New York Mellon Corp. (The)	4,073	212,936
BlackRock Inc.[c]	515	215,790
CBOE Holdings Inc.	2,153	217,216
Charles Schwab Corp. (The)	5,418	216,178
CME Group Inc.	1,691	212,728
E*TRADE Financial Corp.[a]	5,221	214,113
Eaton Vance Corp. NVS	4,572	217,536
Franklin Resources Inc.	5,036	217,706
Goldman Sachs Group Inc. (The)	966	216,133
Intercontinental Exchange Inc.	3,285	212,441
Invesco Ltd.	6,557	214,939
Moody’s Corp.	1,620	217,129
Morgan Stanley	4,668	212,394
MSCI Inc.	1,877	215,123
Nasdaq Inc.	2,831	213,401
Northern Trust Corp.	2,390	211,515
Raymond James Financial Inc.	2,723	213,265
S&P Global Inc.	1,418	218,840
SEI Investments Co.	3,750	219,225
State Street Corp.	2,299	212,635
T Rowe Price Group Inc.	2,556	215,624
TD Ameritrade Holding Corp.	4,979	215,690

		5,163,984
CHEMICALS — 2.70%
Air Products & Chemicals Inc.	1,469	213,548
Albemarle Corp.	1,869	217,290
Axalta Coating Systems Ltd.[a]	7,373	217,651
Celanese Corp. Series A	2,188	212,280
CF Industries Holdings Inc.	7,415	214,961
Dow Chemical Co. (The)	3,329	221,878
Eastman Chemical Co.	2,527	217,827
Ecolab Inc.	1,636	218,079

Security	Shares	Value
FMC Corp.	2,544	$219,344
International Flavors & Fragrances Inc.	1,578	215,949
LyondellBasell Industries NV Class A	2,376	215,242
Monsanto Co.	1,843	216,000
Mosaic Co. (The)	10,527	210,329
PPG Industries Inc.	2,071	216,047
Praxair Inc.	1,630	214,410
Sherwin-Williams Co. (The)	633	214,758
WR Grace & Co.	3,012	215,298

		3,670,891
COMMERCIAL SERVICES & SUPPLIES — 0.96%
Cintas Corp.	1,605	216,691
Republic Services Inc.	3,338	217,771
Rollins Inc.	4,791	212,768
Stericycle Inc.[a]	2,990	214,951
Waste Connections Inc.	3,311	220,811
Waste Management Inc.	2,831	218,299

		1,301,291
COMMUNICATIONS EQUIPMENT — 1.29%
Arista Networks Inc.[a,b]	1,237	217,897
Cisco Systems Inc.	6,836	220,188
CommScope Holding Co. Inc.[a]	6,531	215,915
F5 Networks Inc.[a]	1,827	218,107
Harris Corp.	1,792	220,237
Juniper Networks Inc.	7,786	215,906
Motorola Solutions Inc.	2,473	217,921
Palo Alto Networks Inc.[a,b]	1,667	221,194

		1,747,365
CONSTRUCTION & ENGINEERING — 0.33%
Fluor Corp.	5,689	219,425
Jacobs Engineering Group Inc.	4,136	225,370

		444,795
CONSTRUCTION MATERIALS — 0.34%
Martin Marietta Materials Inc.	1,097	232,553
Vulcan Materials Co.	1,899	230,273

		462,826
CONSUMER FINANCE — 0.94%
Ally Financial Inc.	9,445	213,457
American Express Co.	2,509	216,025
Capital One Financial Corp.	2,637	209,932
Discover Financial Services	3,592	211,748
Navient Corp.	15,732	207,662

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
Synchrony Financial	7,036	$216,639

		1,275,463
CONTAINERS & PACKAGING — 1.12%
Avery Dennison Corp.	2,294	216,233
Ball Corp.	5,467	218,625
Crown Holdings Inc.[a]	3,756	221,717
International Paper Co.	3,928	211,601
Packaging Corp. of America	1,943	218,413
Sealed Air Corp.	4,794	212,758
WestRock Co.	3,885	221,095

		1,520,442
DISTRIBUTORS — 0.32%
Genuine Parts Co.	2,579	213,618
LKQ Corp.[a]	6,264	217,048

		430,666
DIVERSIFIED CONSUMER SERVICES — 0.14%
H&R Block Inc.	7,232	193,384

		193,384
DIVERSIFIED FINANCIAL SERVICES — 0.47%
Berkshire Hathaway Inc. Class Ba	1,194	216,305
Leucadia National Corp.	8,850	209,568
Voya Financial Inc.	5,643	215,732

		641,605
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.78%
AT&T Inc.	5,656	211,874
CenturyLink Inc.	10,621	209,446
Level 3 Communications Inc.[a]	3,950	214,998
Verizon Communications Inc.	4,405	211,308
Zayo Group Holdings Inc.[a,b]	6,250	213,563

		1,061,189
ELECTRIC UTILITIES — 2.52%
Alliant Energy Corp.	5,002	213,786
American Electric Power Co. Inc.	2,915	214,631
Duke Energy Corp.	2,463	215,020
Edison International	2,672	214,241
Entergy Corp.	2,691	213,046
Eversource Energy	3,406	214,578
Exelon Corp.	5,599	212,034
FirstEnergy Corp.	6,573	214,148
NextEra Energy Inc.	1,429	215,079
OGE Energy Corp.	5,932	211,891
PG&E Corp.	3,060	215,363
Pinnacle West Capital Corp.	2,382	214,309
PPL Corp.	5,427	212,956

Security	Shares	Value
Southern Co. (The)	4,439	$214,226
Westar Energy Inc.	4,156	213,244
Xcel Energy Inc.	4,352	215,424

		3,423,976
ELECTRICAL EQUIPMENT — 0.96%
Acuity Brands Inc.	1,216	214,977
AMETEK Inc.	3,430	216,948
Eaton Corp. PLC	3,033	217,648
Emerson Electric Co.	3,662	216,204
Rockwell Automation Inc.	1,350	221,481
Sensata Technologies Holding NVa,b	4,852	216,690

		1,303,948
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.45%
Amphenol Corp. Class A	2,693	217,972
Arrow Electronics Inc.[a]	2,793	221,848
Avnet Inc.	5,735	221,199
CDW Corp./DE	3,457	219,243
Corning Inc.	7,482	215,182
Flex Ltd.[a,b]	13,645	222,004
FLIR Systems Inc.	5,665	215,270
TE Connectivity Ltd.	2,749	218,820
Trimble Inc.[a]	5,624	217,536

		1,969,074
ENERGY EQUIPMENT & SERVICES — 1.25%
Baker Hughes a GE Co.	6,447	218,553
Core Laboratories NVb	2,393	211,015
Halliburton Co.	5,497	214,218
Helmerich & Payne Inc.	4,798	203,147
National Oilwell Varco Inc.	7,026	215,488
Schlumberger Ltd.	3,357	213,203
TechnipFMC PLC[a]	8,324	215,009
Weatherford International PLC[a,b]	54,124	207,295

		1,697,928
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.85%
Alexandria Real Estate Equities Inc.[b]	1,780	215,932
American Tower Corp.	1,487	220,150
AvalonBay Communities Inc.	1,135	213,074
Boston Properties Inc.	1,769	213,341
Brixmor Property Group Inc.	11,151	208,747
Camden Property Trust	2,377	212,694
Colony NorthStar Inc. Class Ab	16,567	217,193
Crown Castle International Corp.	2,008	217,748
Digital Realty Trust Inc.[b]	1,820	215,379

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
Duke Realty Corp.	7,313	$217,342
Equinix Inc.	460	215,469
Equity Residential	3,163	212,395
Essex Property Trust Inc.	809	215,170
Extra Space Storage Inc.[b]	2,794	216,898
Federal Realty Investment Trust	1,676	212,735
GGP Inc.	10,218	212,023
HCP Inc.	7,259	216,391
Host Hotels & Resorts Inc.	12,139	219,959
Iron Mountain Inc.	5,574	219,727
Kimco Realty Corp.[b]	10,825	212,386
Liberty Property Trust	5,086	216,664
Macerich Co. (The)[b]	3,952	208,547
Mid-America Apartment Communities Inc.	2,006	213,559
National Retail Properties Inc.	5,169	216,219
Prologis Inc.	3,433	217,515
Public Storage	1,052	216,018
Realty Income Corp.	3,702	213,087
Regency Centers Corp.	3,268	210,198
SBA Communications Corp.[a]	1,410	216,505
Simon Property Group Inc.[b]	1,351	211,904
SL Green Realty Corp.	2,196	211,650
UDR Inc.	5,504	213,665
Ventas Inc.	3,177	217,434
VEREIT Inc.	25,161	212,359
Vornado Realty Trust	2,876	214,233
Welltower Inc.	2,987	218,708
Weyerhaeuser Co.	6,778	221,031

		7,954,049
FOOD & STAPLES RETAILING — 0.96%
Costco Wholesale Corp.	1,407	220,533
CVS Health Corp.	2,846	220,110
Kroger Co. (The)	9,883	216,141
Sysco Corp.	4,107	216,316
Wal-Mart Stores Inc.	2,745	214,302
Walgreens Boots Alliance Inc.	2,658	216,627

		1,304,029
FOOD PRODUCTS — 2.17%
Archer-Daniels-Midland Co.	5,136	212,219
Bunge Ltd.	2,839	211,875
Campbell Soup Co.	4,172	192,746
Conagra Brands Inc.	6,484	210,471
General Mills Inc.	3,905	207,980
Hershey Co. (The)	2,043	214,352

Security	Shares	Value
Hormel Foods Corp.	6,842	$210,323
Ingredion Inc.	1,756	217,428
JM Smucker Co. (The)	2,043	214,025
Kellogg Co.	3,167	207,312
Kraft Heinz Co. (The)	2,596	209,627
McCormick & Co. Inc./MD NVS	2,264	215,374
Mondelez International Inc. Class A	5,180	210,619
Tyson Foods Inc. Class A	3,397	215,030

		2,949,381
GAS UTILITIES — 0.31%
Atmos Energy Corp.	2,424	213,409
UGI Corp.	4,350	214,933

		428,342
HEALTH CARE EQUIPMENT & SUPPLIES — 3.22%
Abbott Laboratories	4,345	221,334
Align Technology Inc.[a]	1,243	219,688
Baxter International Inc.	3,486	216,271
Becton Dickinson and Co.	1,080	215,395
Boston Scientific Corp.[a]	8,025	221,089
Cooper Companies Inc. (The)	872	218,724
CR Bard Inc.	673	215,905
Danaher Corp.	2,610	217,726
DENTSPLY SIRONA Inc.	3,913	221,358
DexCom Inc.[a]	2,845	212,265
Edwards Lifesciences Corp.[a]	1,919	218,114
Hologic Inc.[a]	5,668	218,785
IDEXX Laboratories Inc.[a]	1,422	221,022
Intuitive Surgical Inc.[a,b]	219	220,023
Medtronic PLC	2,718	219,125
ResMed Inc.	2,890	224,206
Stryker Corp.	1,533	216,720
Teleflex Inc.	1,036	219,373
Varian Medical Systems Inc.[a,b]	2,106	223,763
Zimmer Biomet Holdings Inc.	1,898	216,885

		4,377,771
HEALTH CARE PROVIDERS & SERVICES — 3.21%
Aetna Inc.	1,374	216,680
AmerisourceBergen Corp.	2,746	220,366
Anthem Inc.	1,113	218,193
Cardinal Health Inc.	3,245	218,908
Centene Corp.[a]	2,501	222,214
Cigna Corp.	1,196	217,744
DaVita Inc.[a]	3,747	219,424
Envision Healthcare Corp.[a]	4,120	215,929
Express Scripts Holding Co.[a]	3,534	222,006

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
HCA Healthcare Inc.[a]	2,697	$212,146
Henry Schein Inc.[a]	1,250	217,100
Humana Inc.	848	218,462
Laboratory Corp. of America Holdings[a]	1,388	217,736
McKesson Corp.	1,453	216,947
MEDNAX Inc.[a]	4,859	217,926
Patterson Companies Inc.	5,692	219,142
Quest Diagnostics Inc.	2,004	217,133
UnitedHealth Group Inc.	1,105	219,785
Universal Health Services Inc. Class B	1,972	213,232
VCA Inc.[a]	2,326	216,225

		4,357,298
HEALTH CARE TECHNOLOGY — 0.33%
Cerner Corp.[a]	3,297	223,471
Veeva Systems Inc. Class Aa	3,850	229,075

		452,546
HOTELS, RESTAURANTS & LEISURE — 2.74%
Aramark	5,369	218,465
Carnival Corp.	3,152	219,001
Chipotle Mexican Grill Inc.[a,b]	695	220,113
Darden Restaurants Inc.	2,567	210,725
Domino’s Pizza Inc.	1,200	218,712
Hilton Worldwide Holdings Inc.	3,378	217,307
Las Vegas Sands Corp.	3,567	221,903
Marriott International Inc./MD Class A	2,134	221,040
McDonald’s Corp.	1,353	216,439
MGM Resorts International	6,756	222,678
Norwegian Cruise Line Holdings Ltd.[a]	3,715	220,894
Royal Caribbean Cruises Ltd.	1,784	222,037
Starbucks Corp.	3,945	216,423
Vail Resorts Inc.	969	220,883
Wyndham Worldwide Corp.	2,211	220,392
Wynn Resorts Ltd.	1,595	221,689
Yum! Brands Inc.	2,828	217,247

		3,725,948
HOUSEHOLD DURABLES — 1.60%
DR Horton Inc.	5,993	216,647
Garmin Ltd.	4,082	210,223
Leggett & Platt Inc.	4,741	217,944
Lennar Corp. Class A	4,155	215,063
Mohawk Industries Inc.[a]	868	219,708

Security	Shares	Value
Newell Brands Inc.	4,465	$215,570
NVR Inc.[a]	80	217,668
PulteGroup Inc.	8,472	218,747
Toll Brothers Inc.	5,696	221,916
Whirlpool Corp.	1,273	218,472

		2,171,958
HOUSEHOLD PRODUCTS — 0.95%
Church & Dwight Co. Inc.	4,311	216,283
Clorox Co. (The)	1,560	216,106
Colgate-Palmolive Co.	3,014	215,923
Kimberly-Clark Corp.	1,765	217,607
Procter & Gamble Co. (The)	2,318	213,882
Spectrum Brands Holdings Inc.	1,973	216,951

		1,296,752
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.15%
AES Corp./VA	18,760	207,110

		207,110
INDUSTRIAL CONGLOMERATES — 0.64%
3M Co.	1,061	216,784
General Electric Co.	8,756	214,960
Honeywell International Inc.	1,570	217,084
Roper Technologies Inc.	931	214,744

		863,572
INSURANCE — 5.03%
Aflac Inc.	2,655	219,170
Alleghany Corp.[a]	275	154,762
Allstate Corp. (The)	2,335	211,317
American Financial Group Inc./OH	2,098	213,597
American International Group Inc.	3,528	213,373
Aon PLC	1,556	216,533
Arch Capital Group Ltd.[a]	2,206	214,732
Arthur J Gallagher & Co.	3,673	212,667
Assurant Inc.	2,182	206,614
Athene Holding Ltd. Class Aa	4,029	215,592
Axis Capital Holdings Ltd.	3,418	205,900
Brighthouse Financial Inc.[a]	3,861	220,347
Chubb Ltd.	1,496	211,564
Cincinnati Financial Corp.	2,774	213,154
Everest Re Group Ltd.	824	208,044
FNF Group	4,463	215,295
Hartford Financial Services Group Inc. (The)	3,897	210,711
Lincoln National Corp.	3,145	213,420
Loews Corp.	4,526	210,821

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
Markel Corp.[a]	203	$213,554
Marsh & McLennan Companies Inc.	2,790	217,843
MetLife Inc.	4,478	209,705
Principal Financial Group Inc.	3,386	211,693
Progressive Corp. (The)	4,439	206,325
Prudential Financial Inc.	2,089	213,245
Reinsurance Group of America Inc.	1,568	210,818
RenaissanceRe Holdings Ltd.	759	105,622
Torchmark Corp.	2,760	212,437
Travelers Companies Inc. (The)	1,699	205,885
Unum Group	4,417	212,811
Willis Towers Watson PLC	1,443	214,242
WR Berkley Corp.	3,184	212,182
XL Group Ltd.	4,996	204,636

		6,838,611
INTERNET & DIRECT MARKETING RETAIL — 0.97%
Amazon.com Inc.[a]	227	222,596
Expedia Inc.	1,437	213,193
Liberty Interactive Corp. QVC Group Series Aa	9,809	216,975
Netflix Inc.[a]	1,295	226,250
Priceline Group Inc. (The)[a]	120	222,250
TripAdvisor Inc.[a]	5,140	219,632

		1,320,896
INTERNET SOFTWARE & SERVICES — 1.47%
Akamai Technologies Inc.[a]	4,777	225,236
Alphabet Inc. Class Aa	114	108,897
Alphabet Inc. Class Ca	119	111,780
CoStar Group Inc.[a,b]	758	217,258
eBay Inc.[a]	6,183	223,392
Facebook Inc. Class Aa	1,292	222,185
MercadoLibre Inc.	872	225,386
Twitter Inc.[a,b]	12,904	218,207
VeriSign Inc.[a,b]	2,114	219,327
Zillow Group Inc. Class Ca,b	5,655	224,051

		1,995,719
IT SERVICES — 3.68%
Accenture PLC Class A	1,660	217,062
Alliance Data Systems Corp.	966	217,833
Automatic Data Processing Inc.	2,054	218,689
Broadridge Financial Solutions Inc.	2,795	218,373
Cognizant Technology Solutions Corp. Class A	3,073	217,476
DXC Technology Co.	2,531	215,135

Security	Shares	Value
Fidelity National Information Services Inc.	2,348	$218,176
First Data Corp. Class Aa	11,808	217,385
Fiserv Inc.[a,b]	1,753	216,864
FleetCor Technologies Inc.[a]	1,514	217,668
Gartner Inc.[a]	1,811	218,388
Global Payments Inc.	2,297	219,341
International Business Machines Corp.	1,492	213,401
Jack Henry & Associates Inc.	2,143	220,879
Leidos Holdings Inc.	3,839	223,890
MasterCard Inc. Class A	1,618	215,679
Paychex Inc.	3,822	217,969
PayPal Holdings Inc.[a]	3,576	220,568
Sabre Corp.	11,709	215,914
Total System Services Inc.	3,236	223,672
Vantiv Inc. Class Aa	3,011	212,848
Visa Inc. Class A	2,075	214,804
Western Union Co. (The)	11,286	213,531

		5,005,545
LEISURE PRODUCTS — 0.47%
Hasbro Inc.	2,257	221,750
Mattel Inc.	13,047	211,623
Polaris Industries Inc.[b]	2,270	211,632

		645,005
LIFE SCIENCES TOOLS & SERVICES — 0.97%
Agilent Technologies Inc.	3,409	220,631
Illumina Inc.[a]	1,116	228,177
Mettler-Toledo International Inc.[a]	364	220,253
Quintiles IMS Holdings Inc.[a]	2,170	208,385
Thermo Fisher Scientific Inc.	1,210	226,439
Waters Corp.[a]	1,203	220,727

		1,324,612
MACHINERY — 3.06%
AGCO Corp.	3,212	219,861
Caterpillar Inc.	1,859	218,414
Cummins Inc.	1,410	224,726
Deere & Co.	1,855	215,050
Dover Corp.	2,515	213,473
Flowserve Corp.	5,583	219,300
Fortive Corp.	3,315	215,376
IDEX Corp.	1,873	220,227
Illinois Tool Works Inc.	1,570	215,891
Ingersoll-Rand PLC	2,534	216,378

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
Middleby Corp. (The)[a]	1,832	$222,954
PACCAR Inc.	3,350	222,206
Parker-Hannifin Corp.	1,366	219,776
Pentair PLC	3,486	216,306
Snap-on Inc.	1,480	218,404
Stanley Black & Decker Inc.	1,545	222,480
WABCO Holdings Inc.[a]	1,539	221,031
Wabtec Corp./DEb	3,060	215,944
Xylem Inc./NY	3,552	220,473

		4,158,270
MEDIA — 2.70%
CBS Corp. Class B NVS	3,363	215,434
Charter Communications Inc. Class Aa	552	219,994
Comcast Corp. Class A	5,334	216,614
Discovery Communications Inc. Class Aa,b	4,100	91,061
Discovery Communications Inc. Class C NVS[a]	5,702	119,799
DISH Network Corp. Class Aa	3,786	216,900
Interpublic Group of Companies Inc. (The)	10,638	214,249
Liberty Broadband Corp. Class Ca	2,165	219,812
Liberty Global PLC Series Aa	1,763	59,942
Liberty Global PLC Series C NVS[a]	4,745	156,727
Liberty Media Corp.-Liberty SiriusXM Class Aa	1,696	75,811
Liberty Media Corp.-Liberty SiriusXM Class Ca	3,272	145,964
News Corp. Class A	15,978	213,626
Omnicom Group Inc.	2,938	212,652
Scripps Networks Interactive Inc. Class A	2,487	213,012
Sirius XM Holdings Inc.[b]	38,506	221,409
Time Warner Inc.	2,118	214,130
Twenty-First Century Fox Inc. Class A	5,593	154,311
Twenty-First Century Fox Inc. Class B	2,351	63,712
Viacom Inc. Class B NVS	7,346	210,096
Walt Disney Co. (The)	2,094	211,913

		3,667,168
METALS & MINING — 0.63%
Freeport-McMoRan Inc.[a]	14,024	207,275
Newmont Mining Corp.	5,797	222,257

Security	Shares	Value
Nucor Corp.	3,927	$216,417
Steel Dynamics Inc.	6,188	213,176

		859,125
MORTGAGE REAL ESTATE INVESTMENT — 0.32%
AGNC Investment Corp.	9,909	213,440
Annaly Capital Management Inc.	17,356	216,950

		430,390
MULTI-UTILITIES — 1.73%
Ameren Corp.	3,552	213,084
CenterPoint Energy Inc.	7,227	214,064
CMS Energy Corp.	4,430	215,032
Consolidated Edison Inc.	2,543	214,298
Dominion Energy Inc.	2,678	210,946
DTE Energy Co.	1,927	216,441
NiSource Inc.	7,926	212,972
Public Service Enterprise Group Inc.	4,543	212,794
SCANA Corp.	3,569	215,496
Sempra Energy	1,805	212,864
WEC Energy Group Inc.	3,294	214,835

		2,352,826
MULTILINE RETAIL — 0.93%
Dollar General Corp.	2,761	200,338
Dollar Tree Inc.[a]	2,673	212,878
Kohl’s Corp.	5,494	218,551
Macy’s Inc.	10,158	210,982
Nordstrom Inc.	4,739	211,454
Target Corp.	3,898	212,558

		1,266,761
OIL, GAS & CONSUMABLE FUELS — 5.42%
Anadarko Petroleum Corp.	5,062	207,188
Andeavor	2,246	224,937
Antero Resources Corp.[a,b]	10,896	214,542
Apache Corp.	5,353	207,910
Cabot Oil & Gas Corp.	8,629	220,471
Cheniere Energy Inc.[a]	5,209	222,893
Chevron Corp.	1,985	213,626
Cimarex Energy Co.	2,154	214,732
Concho Resources Inc.[a]	1,963	217,834
ConocoPhillips	4,930	215,244
Continental Resources Inc./OKa	6,376	216,274
Devon Energy Corp.	6,895	216,503
Diamondback Energy Inc.[a]	2,421	219,803
EOG Resources Inc.	2,542	216,044
EQT Corp.[b]	3,512	218,938

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
Exxon Mobil Corp.	2,795	$213,342
Hess Corp.	5,581	217,101
HollyFrontier Corp.	7,254	227,123
Kinder Morgan Inc./DE	11,209	216,670
Marathon Oil Corp.	19,405	215,784
Marathon Petroleum Corp.	4,146	217,458
Murphy Oil Corp.	9,282	210,330
Newfield Exploration Co.[a,b]	8,472	221,373
Noble Energy Inc.	9,067	215,523
Occidental Petroleum Corp.	3,621	216,174
ONEOK Inc.	3,996	216,423
Parsley Energy Inc. Class Aa	8,550	214,177
Phillips 66	2,575	215,811
Pioneer Natural Resources Co.	1,660	215,219
Plains GP Holdings LP Class A	10,211	229,543
Range Resources Corp.	11,801	204,865
Targa Resources Corp.	4,873	217,190
Valero Energy Corp.	3,169	215,809
Williams Companies Inc. (The)	7,296	216,910

		7,363,764
PERSONAL PRODUCTS — 0.32%
Coty Inc. Class A	13,075	216,783
Estee Lauder Companies Inc. (The) Class A	2,017	215,799

		432,582
PHARMACEUTICALS — 1.78%
Allergan PLC	967	221,907
Bristol-Myers Squibb Co.	3,674	222,204
Eli Lilly & Co.	2,726	221,597
Jazz Pharmaceuticals PLC[a,b]	1,469	219,410
Johnson & Johnson	1,631	215,895
Mallinckrodt PLC[a]	5,497	225,817
Merck & Co. Inc.	3,407	217,571
Mylan NVa,b	7,038	221,556
Perrigo Co. PLC	2,770	218,719
Pfizer Inc.	6,422	217,834
Zoetis Inc.	3,503	219,638

		2,422,148
PROFESSIONAL SERVICES — 0.96%
Equifax Inc.	1,524	217,124
IHS Markit Ltd.[a]	4,619	216,354
ManpowerGroup Inc.	1,966	219,229
Nielsen Holdings PLC	5,430	210,955
Robert Half International Inc.	4,869	220,566
Verisk Analytics Inc. Class Aa	2,697	218,592

		1,302,820

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.32%
CBRE Group Inc. Class Aa	6,077	$219,258
Jones Lang LaSalle Inc.	1,796	218,951

		438,209
ROAD & RAIL — 0.96%
AMERCO	603	225,046
CSX Corp.	4,398	220,780
JB Hunt Transport Services Inc.	2,196	217,162
Kansas City Southern	2,058	212,859
Norfolk Southern Corp.	1,814	218,623
Union Pacific Corp.	2,041	214,917

		1,309,387
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.78%
Advanced Micro Devices Inc.[a,b]	17,251	224,263
Analog Devices Inc.	2,721	227,666
Applied Materials Inc.	4,951	223,389
Broadcom Ltd.	875	220,561
Intel Corp.	6,185	216,908
KLA-Tencor Corp.	2,370	222,045
Lam Research Corp.	1,361	225,899
Marvell Technology Group Ltd.	12,610	225,845
Maxim Integrated Products Inc.	4,761	222,148
Microchip Technology Inc.	2,595	225,246
Micron Technology Inc.[a,b]	7,093	226,763
NVIDIA Corp.	1,309	221,797
Qorvo Inc.[a]	3,029	221,784
QUALCOMM Inc.	4,130	215,875
Skyworks Solutions Inc.	2,103	221,572
Texas Instruments Inc.	2,661	220,384
Xilinx Inc.	3,312	218,791

		3,780,936
SOFTWARE — 3.90%
Activision Blizzard Inc.	3,433	225,068
Adobe Systems Inc.[a]	1,416	219,707
ANSYS Inc.[a]	1,682	216,675
Autodesk Inc.[a]	1,876	214,727
CA Inc.	6,598	218,922
Cadence Design Systems Inc.[a]	5,745	225,721
CDK Global Inc.	3,420	220,590
Citrix Systems Inc.[a]	2,845	222,507
Dell Technologies Inc. Class Va	2,989	223,966
Electronic Arts Inc.[a]	1,834	222,831
Fortinet Inc.[a]	5,779	220,758
Intuit Inc.	1,564	221,228

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
Microsoft Corp.	2,945	$220,198
Nuance Communications Inc.[a]	13,546	217,684
Oracle Corp.	4,355	219,187
Red Hat Inc.[a]	2,036	218,870
salesforce.com Inc.[a]	2,279	217,622
ServiceNow Inc.[a]	1,939	225,292
Splunk Inc.[a]	3,286	220,458
SS&C Technologies Holdings Inc.	5,699	220,608
Symantec Corp.	7,276	218,134
Synopsys Inc.[a]	2,732	219,707
VMware Inc. Class Aa,b	2,091	226,037
Workday Inc. Class Aa,b	2,074	227,497

		5,303,994
SPECIALTY RETAIL — 3.16%
Advance Auto Parts Inc.	2,243	219,590
AutoNation Inc.[a,b]	5,008	227,213
AutoZone Inc.[a]	406	214,547
Bed Bath & Beyond Inc.	7,690	212,167
Best Buy Co. Inc.	3,488	189,259
CarMax Inc.[a,b]	3,340	224,281
Dick’s Sporting Goods Inc.	7,976	210,247
Foot Locker Inc.	5,989	210,992
Gap Inc. (The)	9,021	213,076
Home Depot Inc. (The)	1,433	214,764
L Brands Inc.	5,865	212,430
Lowe’s Companies Inc.	2,929	216,424
O’Reilly Automotive Inc.[a]	1,062	208,290
Ross Stores Inc.	3,619	211,531
Signet Jewelers Ltd.[b]	3,421	215,762
Staples Inc.	20,981	214,321
Tiffany & Co.	2,437	222,742
TJX Companies Inc. (The)	2,992	216,322
Tractor Supply Co.	3,599	214,176
Ulta Salon Cosmetics & Fragrance Inc.[a]	1,010	223,220

		4,291,354
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.11%
Apple Inc.	1,344	220,416
Hewlett Packard Enterprise Co.	11,946	215,745
HP Inc.	11,127	212,303
NetApp Inc.	5,564	215,104
Seagate Technology PLC	6,862	216,359
Western Digital Corp.	2,376	209,729
Xerox Corp.	6,647	214,499

		1,504,155

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 1.40%
Coach Inc.	5,120	$213,504
Hanesbrands Inc.	8,835	214,337
lululemon athletica Inc.[a,b]	3,569	205,396
Michael Kors Holdings Ltd.[a]	5,081	214,520
NIKE Inc. Class B	3,986	210,501
PVH Corp.	1,707	214,894
Ralph Lauren Corp.	2,459	216,121
Under Armour Inc. Class Aa,b	6,445	104,087
Under Armour Inc. Class Ca	6,535	98,678
VF Corp.	3,388	213,004

		1,905,042
THRIFTS & MORTGAGE FINANCE — 0.16%
New York Community Bancorp. Inc.	17,692	213,189

		213,189
TOBACCO — 0.32%
Altria Group Inc.	3,353	212,580
Philip Morris International Inc.	1,868	218,425

		431,005
TRADING COMPANIES & DISTRIBUTORS — 0.66%
Fastenal Co.	5,172	220,689
HD Supply Holdings Inc.[a]	6,803	226,540
United Rentals Inc.[a]	2,003	236,474
WW Grainger Inc.	1,342	218,169

		901,872
TRANSPORTATION INFRASTRUCTURE — 0.16%
Macquarie Infrastructure Corp.	2,942	219,120

		219,120
WATER UTILITIES — 0.16%
American Water Works Co. Inc.	2,621	212,039

		212,039
WIRELESS TELECOMMUNICATION SERVICES — 0.31%
Sprint Corp.[a,b]	25,436	209,847
T-Mobile U.S. Inc.[a]	3,371	218,137

		427,984

TOTAL COMMON STOCKS
(Cost: $122,705,020)		135,716,927

SHORT-TERM INVESTMENTS — 5.55%

MONEY MARKET FUNDS — 5.55%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	7,464,215	7,466,455

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	69,879	$69,879

		7,536,334

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,535,636)		7,536,334

TOTAL INVESTMENTS IN SECURITIES — 105.38%
(Cost: $130,240,656)[f]		143,253,261
Other Assets, Less Liabilities — (5.38)%		(7,308,066)

NET ASSETS — 100.00%		$135,945,195

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $131,476,371. Net unrealized appreciation was $11,776,890, of which $18,351,879 represented gross unrealized appreciation on investments and $6,574,989 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,263,088	5,201,127	[b]	—	7,464,215	$7,466,455	$(369)	$698	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	59,159	10,720	[b]	—	69,879	69,879	6	—	783
BlackRock Inc.	326	264		(75)	515	215,790	3,415	20,314	4,749
PNC Financial Services Group Inc. (The)	1,397	1,009		(729)	1,677	210,313	10,020	43,093	3,773

						$7,962,437	$13,072	$64,105	$9,305

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA EQUAL WEIGHTED ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$135,716,927	$—	$—	$135,716,927
Money market funds	7,536,334	—	—	7,536,334

Total	$143,253,261	$—	$—	$143,253,261

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Brazil Capped ETF	iShares MSCI Chile Capped ETF	iShares MSCI Colombia Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$4,088,072,792	$308,673,755	$19,111,583
Affiliated (Note 2)	16,859	227,709	116,439

Total cost of investments in securities	$4,088,089,651	$308,901,464	$19,228,022

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$6,310,088,385	$467,218,049	$22,573,898
Affiliated (Note 2)	16,859	227,709	116,435
Foreign currency, at value[b]	21,265,398	1,318	852
Receivables:
Investment securities sold	246,633,831	27,165,810	274,377
Dividends	15,731,446	72,425	4,029

Total Assets	6,593,735,919	494,685,311	22,969,591

LIABILITIES
Payables:
Investment securities purchased	262,656,795	10,028,968	305,675
Collateral for securities on loan (Note 1)	—	—	59,136
Capital shares redeemed	—	16,772,841	—
Investment advisory fees (Note 2)	3,160,088	238,454	10,897

Total Liabilities	265,816,883	27,040,263	375,708

NET ASSETS	$6,327,919,036	$467,645,048	$22,593,883

Net assets consist of:
Paid-in capital	$6,919,787,415	$520,916,867	$31,551,317
Undistributed (distributions in excess of) net investment income	27,321,455	(78,356)	47,324
Accumulated net realized loss	(2,841,582,148)	(211,737,942)	(12,467,111)
Net unrealized appreciation	2,222,392,314	158,544,479	3,462,353

NET ASSETS	$6,327,919,036	$467,645,048	$22,593,883

Shares outstanding[c]	157,950,000	9,750,000	1,550,000

Net asset value per share	$40.06	$47.96	$14.58

[a]	Securities on loan with values of $ —, $ — and $56,601, respectively. See Note 1.
[b]	Cost of foreign currency: $21,217,521, $1,261 and $792, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 200 million and 25 million, respectively.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Israel Capped ETF	iShares MSCI Russia Capped ETF		iShares MSCI South Africa ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$101,895,252	$530,998,524		$478,404,363
Affiliated (Note 2)	15,570,750	1,026,049		225,602

Total cost of investments in securities	$117,466,002	$532,024,573		$478,629,965

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$88,977,377	$528,300,262		$418,941,200
Affiliated (Note 2)	15,571,296	1,026,049		225,602
Foreign currency, at value[b]	86,556	—		532,321
Cash	—	1,063,604		—
Receivables:
Investment securities sold	1,353,055	10,545,290		14,219,868
Dividends and interest	115,379	18,705		132,446
Tax reclaims	—	—		26,944

Total Assets	106,103,663	540,953,910		434,078,381

LIABILITIES
Payables:
Investment securities purchased	1,339,562	10,625,096		14,277,567
Collateral for securities on loan (Note 1)	15,526,825	—		—
Deferred foreign capital gains taxes (Note 1)	39,524	—		—
Investment advisory fees (Note 2)	45,762	252,365		214,104

Total Liabilities	16,951,673	10,877,461		14,491,671

NET ASSETS	$89,151,990	$530,076,449		$419,586,710

Net assets consist of:
Paid-in capital	$155,010,821	$629,077,214		$581,412,583
Undistributed (distributions in excess of) net investment income	(39,108)	12,788,323		448,826
Accumulated net realized loss	(52,862,993)	(109,091,108)		(102,817,103)
Net unrealized depreciation	(12,956,730)	(2,697,980)		(59,457,596)

NET ASSETS	$89,151,990	$530,076,449		$419,586,710

Shares outstanding[c]	1,850,000	16,500,000	[d]	6,700,000

Net asset value per share	$48.19	$32.13	[d]	$62.62

[a]	Securities on loan with values of $15,449,691, $ — and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $86,589, $ — and $527,558, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 1 billion and 400 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$534,548,881	$122,362,478
Affiliated (Note 2)	16,052,873	7,878,178

Total cost of investments in securities	$550,601,754	$130,240,656

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$424,409,789	$135,290,824
Affiliated (Note 2)	16,056,803	7,962,437
Foreign currency, at value[b]	366,692	—
Receivables:
Investment securities sold	2,359,804	5,348,020
Dividends and interest	96,163	233,660

Total Assets	443,289,251	148,834,941

LIABILITIES
Payables:
Investment securities purchased	2,407,856	5,406,426
Collateral for securities on loan (Note 1)	15,944,138	7,466,125
Investment advisory fees (Note 2)	210,674	17,195

Total Liabilities	18,562,668	12,889,746

NET ASSETS	$424,726,583	$135,945,195

Net assets consist of:
Paid-in capital	$625,503,993	$124,655,818
Undistributed (distributions in excess of) net investment income	(167,293)	397,508
Accumulated net realized loss	(90,482,074)	(2,120,736)
Net unrealized appreciation (depreciation)	(110,128,043)	13,012,605

NET ASSETS	$424,726,583	$135,945,195

Shares outstanding[c]	9,200,000	2,650,000

Net asset value per share	$46.17	$51.30

[a]	Securities on loan with values of $14,900,015 and $7,363,927, respectively. See Note 1.
[b]	Cost of foreign currency: $359,598 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 200 million and 500 million, respectively.

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Brazil Capped ETF	iShares MSCI Chile Capped ETF	iShares MSCI Colombia Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$135,466,966	$9,554,292	$409,818
Dividends — affiliated (Note 2)	12,902	4,952	190
Securities lending income — affiliated — net (Note 2)	—	—	9,028

Total investment income	135,479,868	9,559,244	419,036

EXPENSES
Investment advisory fees (Note 2)	30,600,776	2,558,275	109,356
Proxy fees	121,945	10,731	396
Commitment fees (Note 7)	—	—	84

Total expenses	30,722,721	2,569,006	109,836

Net investment income	104,757,147	6,990,238	309,200

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(59,655,921)	(1,122,426)	(130,679)
Investments — affiliated (Note 2)	—	—	186
Foreign currency transactions	1,698,672	(76,746)	(21,015)
Realized gain distributions from affiliated funds	124	61	3

Net realized loss	(57,957,125)	(1,199,111)	(151,505)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	984,337,455	110,031,523	1,966,318
Investments — affiliated (Note 2)	—	—	(4)
Translation of assets and liabilities in foreign currencies	101,252	185	130

Net change in unrealized appreciation/depreciation	984,438,707	110,031,708	1,966,444

Net realized and unrealized gain	926,481,582	108,832,597	1,814,939

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,031,238,729	$115,822,835	$2,124,139

[a]	Net of foreign withholding tax of $14,682,062, $2,085,538 and $1,848, respectively.
[b]	Net of foreign capital gains taxes of $ —, $2,698 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Israel Capped ETF	iShares MSCI Russia Capped ETF	iShares MSCI South Africa ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,643,754	$21,518,784	$10,352,006
Dividends — affiliated (Note 2)	454	7,954	1,058
Securities lending income — affiliated — net (Note 2)	193,878	—	20,545

Total investment income	1,838,086	21,526,738	10,373,609

EXPENSES
Investment advisory fees (Note 2)	605,776	2,709,785	2,525,075
Proxy fees	2,186	11,187	9,424

Total expenses	607,962	2,720,972	2,534,499

Net investment income	1,230,124	18,805,766	7,839,110

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(968,119)	(26,476,747)	(12,801,051)
Investments — affiliated (Note 2)	2,928	—	932
In-kind redemptions — unaffiliated	2,927,927	4,583,575	15,649,810
Foreign currency transactions	48,241	(185,378)	(69,566)
Realized gain distributions from affiliated funds	1	103	14

Net realized gain (loss)	2,010,978	(22,078,447)	2,780,139

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[c]	(2,511,856)	66,059,558	67,073,555
Investments — affiliated (Note 2)	546	—	—
Translation of assets and liabilities in foreign currencies	(1,636)	3,749	38,776

Net change in unrealized appreciation/depreciation	(2,512,946)	66,063,307	67,112,331

Net realized and unrealized gain (loss)	(501,968)	43,984,860	69,892,470

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$728,156	$62,790,626	$77,731,580

[a]	Net of foreign withholding tax of $410,359, $2,668,372 and $1,790,681, respectively.
[b]	Net of foreign capital gains taxes of $28,464, $ — and $ —, respectively.
[c]	Net of deferred foreign capital gains taxes of $39,524, $ — and $ —, respectively.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Turkey ETF	iShares MSCI USA Equal Weighted ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$10,333,393	$2,046,114
Dividends — affiliated (Note 2)	1,782	9,305
Securities lending income — affiliated — net (Note 2)	1,653,107	26,730

Total investment income	11,988,282	2,082,149

EXPENSES
Investment advisory fees (Note 2)	2,304,918	166,612
Proxy fees	8,737	2,768

Total expenses	2,313,655	169,380

Net investment income	9,674,627	1,912,769

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(18,406,027)	585,392
Investments — affiliated (Note 2)	7,747	5,007
In-kind redemptions — unaffiliated	18,089,171	2,416,329
In-kind redemptions — affiliated (Note 2)	—	8,059
Foreign currency transactions	(64,036)	—
Realized gain distributions from affiliated funds	21	6

Net realized gain (loss)	(373,124)	3,014,793

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	90,138,152	8,613,661
Investments — affiliated (Note 2)	3,930	64,105
Translation of assets and liabilities in foreign currencies	9,207	—

Net change in unrealized appreciation/depreciation	90,151,289	8,677,766

Net realized and unrealized gain	89,778,165	11,692,559

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,452,792	$13,605,328

[a]	Net of foreign withholding tax of $1,709,898 and $761, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Brazil Capped ETF		iShares MSCI Chile Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$104,757,147	$61,636,375	$6,990,238	$6,005,783
Net realized loss	(57,957,125)	(257,295,439)	(1,199,111)	(31,725,027)
Net change in unrealized appreciation/depreciation	984,438,707	1,230,865,300	110,031,708	42,114,948

Net increase in net assets resulting from operations	1,031,238,729	1,035,206,236	115,822,835	16,395,704

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(93,579,029)	(44,455,957)	(6,944,133)	(6,349,056)
Return of capital	—	—	(462,190)	(332,847)

Total distributions to shareholders	(93,579,029)	(44,455,957)	(7,406,323)	(6,681,903)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,830,568,929	1,270,213,076	222,913,747	244,807,233
Cost of shares redeemed	(339,939,142)	(350,468,855)	(190,929,443)	(161,813,177)

Net increase in net assets from capital share transactions	1,490,629,787	919,744,221	31,984,304	82,994,056

INCREASE IN NET ASSETS	2,428,289,487	1,910,494,500	140,400,816	92,707,857

NET ASSETS
Beginning of year	3,899,629,549	1,989,135,049	327,244,232	234,536,375

End of year	$6,327,919,036	$3,899,629,549	$467,645,048	$327,244,232

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$27,321,455	$13,940,149	$(78,356)	$(45,076)

SHARES ISSUED AND REDEEMED
Shares sold	50,950,000	50,800,000	5,400,000	7,000,000
Shares redeemed	(9,350,000)	(14,950,000)	(4,550,000)	(4,850,000)

Net increase in shares outstanding	41,600,000	35,850,000	850,000	2,150,000

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Colombia Capped ETF		iShares MSCI Israel Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$309,200	$344,029	$1,230,124	$1,606,791
Net realized gain (loss)	(151,505)	(5,180,842)	2,010,978	(18,092,057)
Net change in unrealized appreciation/depreciation	1,966,444	7,790,295	(2,512,946)	16,513,428

Net increase in net assets resulting from operations	2,124,139	2,953,482	728,156	28,162

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(229,358)	(224,626)	(1,597,362)	(2,029,827)

Total distributions to shareholders	(229,358)	(224,626)	(1,597,362)	(2,029,827)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,562,888	6,132,574	14,260,227	117,163,288
Cost of shares redeemed	—	(5,975,872)	(18,031,594)	(147,653,928)

Net increase (decrease) in net assets from capital share transactions	3,562,888	156,702	(3,771,367)	(30,490,640)

INCREASE (DECREASE) IN NET ASSETS	5,457,669	2,885,558	(4,640,573)	(32,492,305)

NET ASSETS
Beginning of year	17,136,214	14,250,656	93,792,563	126,284,868

End of year	$22,593,883	$17,136,214	$89,151,990	$93,792,563

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$47,324	$(11,506)	$(39,108)	$5,368

SHARES ISSUED AND REDEEMED
Shares sold	250,000	550,000	300,000	2,400,000
Shares redeemed	—	(450,000)	(350,000)	(3,000,000)

Net increase (decrease) in shares outstanding	250,000	100,000	(50,000)	(600,000)

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Russia Capped ETF		iShares MSCI South Africa ETF
	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$18,805,766	$10,560,615	$7,839,110	$7,053,263
Net realized gain (loss)	(22,078,447)	(29,630,473)	2,780,139	(46,182,845)
Net change in unrealized appreciation/depreciation	66,063,307	57,964,293	67,112,331	2,637,086

Net increase (decrease) in net assets resulting from operations	62,790,626	38,894,435	77,731,580	(36,492,496)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(13,531,335)	(7,677,207)	(7,473,325)	(15,854,819)

Total distributions to shareholders	(13,531,335)	(7,677,207)	(7,473,325)	(15,854,819)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	189,716,789	139,225,914	87,244,010	340,977,105
Cost of shares redeemed	(28,528,183)	(61,726,895)	(144,358,566)	(255,533,050)

Net increase (decrease) in net assets from capital share transactions	161,188,606	77,499,019	(57,114,556)	85,444,055

INCREASE IN NET ASSETS	210,447,897	108,716,247	13,143,699	33,096,740

NET ASSETS
Beginning of year	319,628,552	210,912,305	406,443,011	373,346,271

End of year	$530,076,449	$319,628,552	$419,586,710	$406,443,011

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$12,788,323	$7,695,156	$448,826	$(6,378,230)

SHARES ISSUED AND REDEEMED
Shares sold	6,000,000	5,375,000	1,600,000	6,500,000
Shares redeemed	(950,000)	(2,350,000)	(2,600,000)	(5,300,000)

Net increase (decrease) in shares outstanding	5,050,000	3,025,000	(1,000,000)	1,200,000

[a]	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Turkey ETF		iShares MSCI USA Equal Weighted ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,674,627	$8,419,377	$1,912,769	$884,610
Net realized gain (loss)	(373,124)	(56,753,736)	3,014,793	101,408
Net change in unrealized appreciation/depreciation	90,151,289	45,103,244	8,677,766	4,112,797

Net increase (decrease) in net assets resulting from operations	99,452,792	(3,231,115)	13,605,328	5,098,815

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,121,626)	(8,065,957)	(1,736,320)	(944,600)

Total distributions to shareholders	(10,121,626)	(8,065,957)	(1,736,320)	(944,600)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	103,777,923	189,059,577	60,481,105	39,301,537
Cost of shares redeemed	(136,607,007)	(180,762,552)	(10,078,303)	(14,414,232)

Net increase (decrease) in net assets from capital share transactions	(32,829,084)	8,297,025	50,402,802	24,887,305

INCREASE (DECREASE) IN NET ASSETS	56,502,082	(3,000,047)	62,271,810	29,041,520

NET ASSETS
Beginning of year	368,224,501	371,224,548	73,673,385	44,631,865

End of year	$424,726,583	$368,224,501	$135,945,195	$73,673,385

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(167,293)	$173,958	$397,508	$163,769

SHARES ISSUED AND REDEEMED
Shares sold	3,150,000	4,600,000	1,250,000	900,000
Shares redeemed	(3,600,000)	(4,650,000)	(200,000)	(350,000)

Net increase (decrease) in shares outstanding	(450,000)	(50,000)	1,050,000	550,000

See notes to financial statements.

FINANCIAL STATEMENTS	61

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Brazil Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$33.52	$24.71	$53.61	$42.52	$52.61

Income from investment operations:
Net investment income[a]	0.76	0.63	1.00	1.56	1.59
Net realized and unrealized gain (loss)[b]	6.45	8.62	(28.87)	11.08	(10.32)

Total from investment operations	7.21	9.25	(27.87)	12.64	(8.73)

Less distributions from:
Net investment income	(0.67)	(0.44)	(1.03)	(1.55)	(1.36)

Total distributions	(0.67)	(0.44)	(1.03)	(1.55)	(1.36)

Net asset value, end of year	$40.06	$33.52	$24.71	$53.61	$42.52

Total return	22.03%	38.22%	(52.49)%	30.33%	(16.85)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,327,919	$3,899,630	$1,989,135	$5,449,685	$4,983,630
Ratio of expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.10%	2.41%	2.73%	3.37%	3.02%
Portfolio turnover rate[c]	20%	18%	63%	54%	56%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 13%, 4%, 48%, 11% and 20%, respectively. See Note 4.

See notes to financial statements.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Chile Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$36.77	$34.75	$43.52	$47.70	$60.31

Income from investment operations:
Net investment income[a]	0.69	0.78	0.66	0.69	0.68
Net realized and unrealized gain (loss)[b]	11.21	2.03	(8.81)	(4.18)	(12.58)

Total from investment operations	11.90	2.81	(8.15)	(3.49)	(11.90)

Less distributions from:
Net investment income	(0.67)	(0.75)	(0.62)	(0.69)	(0.68)
Return of capital	(0.04)	(0.04)	—	—	(0.03)

Total distributions	(0.71)	(0.79)	(0.62)	(0.69)	(0.71)

Net asset value, end of year	$47.96	$36.77	$34.75	$43.52	$47.70

Total return	32.65%	8.17%	(18.85)%	(7.40)%	(19.87)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$467,645	$327,244	$234,536	$352,499	$364,890
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.68%	2.20%	1.64%	1.49%	1.12%
Portfolio turnover rate[c]	54%	73%	71%	91%	34%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 8%, 11%, 10%, 11% and 16% respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Colombia Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Jun. 18, 2013 [a] to Aug. 31, 2013
Net asset value, beginning of period	$13.18	$11.88	$28.22	$25.98	$25.28

Income from investment operations:
Net investment income[b]	0.23	0.25	0.46 [c]	0.67	0.03
Net realized and unrealized gain (loss)[d]	1.34	1.23	(16.34)	2.24	0.67

Total from investment operations	1.57	1.48	(15.88)	2.91	0.70

Less distributions from:
Net investment income	(0.17)	(0.18)	(0.45)	(0.63)	—
Net realized gain	—	—	—	(0.03)	—
Return of capital	—	—	(0.01)	(0.01)	—

Total distributions	(0.17)	(0.18)	(0.46)	(0.67)	—

Net asset value, end of period	$14.58	$13.18	$11.88	$28.22	$25.98

Total return	12.05%	12.49%	(56.73)%	11.44%	2.77%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$22,594	$17,136	$14,251	$25,396	$18,188
Ratio of expenses to average net assets[f]	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets[f]	1.72%	2.16%	2.60%[c]	2.54%	0.61%
Portfolio turnover rate[g]	14%	68%	86%	34%	2%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Includes a distribution from Ecopetrol SA. Excluding such distribution, the net investment income would have been $0.33 per share and 1.87% of average net assets.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and for the period ended August 31, 2013 were 14%, 32%, 49%, 33% and 2%, respectively. See Note 4.

See notes to financial statements.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Israel Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$49.36	$50.51	$50.69	$42.85	$37.25

Income from investment operations:
Net investment income[a]	0.62	0.71	1.23	0.87	0.95
Net realized and unrealized gain (loss)[b]	(0.98)	(0.87)	(0.34)	7.95	5.68

Total from investment operations	(0.36)	(0.16)	0.89	8.82	6.63

Less distributions from:
Net investment income	(0.81)	(0.99)	(1.07)	(0.98)	(1.03)

Total distributions	(0.81)	(0.99)	(1.07)	(0.98)	(1.03)

Net asset value, end of year	$48.19	$49.36	$50.51	$50.69	$42.85

Total return	(0.77)%	(0.23)%	1.80%	20.67%	17.82%

Ratios/Supplemental data:
Net assets, end of year (000s)	$89,152	$93,793	$126,285	$121,645	$70,710
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.25%	1.46%	2.45%	1.74%	2.20%
Portfolio turnover rate[c]	28%	46%	14%	15%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Russia Capped ETF
	Year ended Aug. 31, 2017 [a]	Year ended Aug. 31, 2016 [a]	Year ended Aug. 31, 2015 [a]	Year ended Aug. 31, 2014 [a]	Year ended Aug. 31, 2013 [a]
Net asset value, beginning of year	$27.92	$25.03	$36.68	$39.68	$42.31

Income from investment operations:
Net investment income[b]	1.14	1.06	0.94	1.26	1.24
Net realized and unrealized gain (loss)[c]	4.07	2.65	(11.27)	(4.01)	(2.71)

Total from investment operations	5.21	3.71	(10.33)	(2.75)	(1.47)

Less distributions from:
Net investment income	(1.00)	(0.82)	(1.32)	(0.25)	(1.16)

Total distributions	(1.00)	(0.82)	(1.32)	(0.25)	(1.16)

Net asset value, end of year	$32.13	$27.92	$25.03	$36.68	$39.68

Total return	18.73%	15.62%	(27.57)%	(7.00)%	(3.40)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$530,076	$319,629	$210,912	$289,775	$310,511
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	4.27%	4.17%	3.33%	3.14%	2.87%
Portfolio turnover rate[d]	18%	23%	19%	15%	14%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Africa ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$52.78	$57.44	$70.77	$58.88	$64.65

Income from investment operations:
Net investment income[a]	1.07	1.02	1.28	1.57	1.32
Net realized and unrealized gain (loss)[b]	9.79	(3.24)	(13.24)	11.86	(5.31)

Total from investment operations	10.86	(2.22)	(11.96)	13.43	(3.99)

Less distributions from:
Net investment income	(1.02)	(2.44)	(1.37)	(1.54)	(1.78)

Total distributions	(1.02)	(2.44)	(1.37)	(1.54)	(1.78)

Net asset value, end of year	$62.62	$52.78	$57.44	$70.77	$58.88

Total return	20.91%	(3.64)%	(17.07)%	23.13%	(6.35)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$419,587	$406,443	$373,346	$587,396	$547,569
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.91%	1.96%	1.94%	2.40%	2.08%
Portfolio turnover rate[c]	13%	12%	9%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Turkey ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$38.16	$38.27	$55.72	$49.00	$56.13

Income from investment operations:
Net investment income[a]	0.97	0.96	1.13 [b]	0.85	1.07
Net realized and unrealized gain (loss)[c]	8.12	(0.17)	(17.49)	6.75	(7.08)

Total from investment operations	9.09	0.79	(16.36)	7.60	(6.01)

Less distributions from:
Net investment income	(1.08)	(0.90)	(1.09)	(0.88)	(1.12)

Total distributions	(1.08)	(0.90)	(1.09)	(0.88)	(1.12)

Net asset value, end of year	$46.17	$38.16	$38.27	$55.72	$49.00

Total return	24.23%	1.98%	(29.69)%	15.52%	(11.05)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$424,727	$368,225	$371,225	$515,367	$436,076
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.58%	2.45%	2.31%[b]	1.64%	1.67%
Portfolio turnover rate[d]	6%	6%	6%	8%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from Turkcell Iletisim Hizmetleri AS. Excluding such special distribution, the net investment income would have been $0.76 per share and 1.55% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI USA Equal Weighted ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$46.05	$42.51	$43.08	$35.26	$30.31

Income from investment operations:
Net investment income[a]	0.85	0.77	0.80	0.71	0.69
Net realized and unrealized gain (loss)[b]	5.18	3.63	(0.57)	8.01	4.96

Total from investment operations	6.03	4.40	0.23	8.72	5.65

Less distributions from:
Net investment income	(0.78)	(0.86)	(0.80)	(0.90)	(0.70)

Total distributions	(0.78)	(0.86)	(0.80)	(0.90)	(0.70)

Net asset value, end of year	$51.30	$46.05	$42.51	$43.08	$35.26

Total return	13.22%	10.54%	0.48%	24.98%	18.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$135,945	$73,673	$44,632	$47,391	$179,830
Ratio of expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets	1.72%	1.79%	1.82%	1.82%	2.10%
Portfolio turnover rate[c]	27%	28%	39%	6%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Brazil Capped	Non-diversified
MSCI Chile Capped	Non-diversified
MSCI Colombia Capped	Non-diversified
MSCI Israel Capped	Non-diversified

iShares ETF	Diversification Classification
MSCI Russia Capped	Non-diversified
MSCI South Africa	Non-diversified
MSCI Turkey	Non-diversified
MSCI USA Equal Weighted	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Colombia Capped
Citigroup Global Markets Inc.	$56,601	$56,601	$—

MSCI Israel Capped
Barclays Capital Inc.	$627,711	$627,711	$—
Citigroup Global Markets Inc.	12,156,577	12,156,577	—
Deutsche Bank Securities Inc.	1,230,390	1,230,390	—
Goldman Sachs & Co.	12,790	12,740	(50)
JPMorgan Securities LLC	418,590	418,590	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	1,003,633	1,000,602	(3,031)

	$15,449,691	$15,446,610	$(3,081)

MSCI Turkey
Citigroup Global Markets Inc.	$208,077	$208,077	$—
Credit Suisse Securities (USA) LLC	2,232,660	2,232,660	—
Deutsche Bank Securities Inc.	6,025,677	6,025,677	—
JPMorgan Securities LLC	1,748,698	1,748,698	—
Merrill Lynch, Pierce, Fenner & Smith	459,513	459,513	—
Morgan Stanley & Co. LLC	1,681,177	1,681,177	—
UBS AG	993,070	993,070	—
UBS Securities LLC	1,551,143	1,551,143	—

	$14,900,015	$14,900,015	$—

MSCI USA Equal Weighted
Barclays Capital Inc.	$264,975	$264,975	$—
BNP Paribas New York Branch	5,641	5,641	—
BNP Paribas Prime Brokerage International Ltd.	171,871	171,871	—
Citigroup Global Markets Inc.	538,583	538,583	—
Credit Suisse Securities (USA) LLC	229,478	229,478	—
Deutsche Bank Securities Inc.	295,615	295,615	—
Goldman Sachs & Co.	1,322,038	1,322,038	—
HSBC Bank PLC	603,205	603,205	—
Merrill Lynch, Pierce, Fenner & Smith	1,462,691	1,462,691	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	655,812	655,812	—
National Financial Services LLC	370,637	370,637	—
Nomura Securities International Inc.	68,334	68,334	—
State Street Bank & Trust Company	941,690	941,690	—
UBS Securities LLC	433,357	433,357	—

	$7,363,927	$7,363,927	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each of the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Israel Capped, iShares MSCI Russia Capped, iShares MSCI South Africa and iShares MSCI Turkey ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion
0.48	Over $24 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Colombia Capped	0.61%
MSCI USA Equal Weighted	0.15

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA Equal Weighted ETF (the “Group 1 Fund”), retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares MSCI Brazil Capped, iShares MSCI Chile Capped, iShares MSCI Colombia Capped, iShares MSCI Israel Capped, iShares MSCI Russia Capped, iShares MSCI South Africa and iShares MSCI

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements (Continued)

iSHARES®, INC.

Turkey ETFs (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Colombia Capped	$2,104
MSCI Israel Capped	47,134
MSCI South Africa	5,542
MSCI Turkey	376,745
MSCI USA Equal Weighted	11,893

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Israel Capped	$4,680,959	$1,246,452
MSCI Russia Capped	7,340,128	1,340,006
MSCI USA Equal Weighted	5,482,902	7,618,733

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends — affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Brazil Capped	$2,473,612,349	$975,509,050
MSCI Chile Capped	254,796,638	223,332,134
MSCI Colombia Capped	5,939,973	2,438,972
MSCI Israel Capped	27,283,249	27,507,882
MSCI Russia Capped	114,442,853	78,717,786
MSCI South Africa	53,026,719	52,983,356
MSCI Turkey	28,460,743	21,079,454
MSCI USA Equal Weighted	30,642,205	29,467,059

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Colombia Capped	$108,767	$—
MSCI Israel Capped	14,218,380	17,991,184
MSCI Russia Capped	154,512,184	24,632,609
MSCI South Africa	86,940,108	143,699,048
MSCI Turkey	95,431,831	136,072,211
MSCI USA Equal Weighted	59,987,720	10,045,281

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

The Board authorized a one-for-two reverse stock split for the iShares MSCI Russia Capped ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Brazil Capped	$—	$2,203,188	$(2,203,188)
MSCI Chile Capped	(1,886,881)	(79,385)	1,966,266
MSCI Colombia Capped	—	(21,012)	21,012
MSCI Israel Capped	1,311,387	322,762	(1,634,149)
MSCI Russia Capped	1,916,352	(181,264)	(1,735,088)
MSCI South Africa	(14,307,212)	6,461,271	7,845,941
MSCI Turkey	13,304,350	105,748	(13,410,098)
MSCI USA Equal Weighted	2,297,194	57,290	(2,354,484)

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Brazil Capped
Ordinary income	$93,579,029	$44,455,957

MSCI Chile Capped
Ordinary income	$6,944,133	$6,349,056
Return of Capital	462,190	332,847

	$7,406,323	$6,681,903

MSCI Colombia Capped
Ordinary income	$229,358	$224,626

MSCI Israel Capped
Ordinary income	$1,597,362	$2,029,827

MSCI Russia Capped
Ordinary income	$13,531,335	$7,677,207

MSCI South Africa
Ordinary income	$7,473,325	$15,854,819

MSCI Turkey
Ordinary income	$10,121,626	$8,065,957

MSCI USA Equal Weighted
Ordinary income	$1,736,320	$944,600

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Brazil Capped	$30,231,710	$(2,339,958,739)	$1,717,858,650	$—	$(591,868,379)
MSCI Chile Capped	—	(163,089,345)	109,895,882	(78,356)	(53,271,819)
MSCI Colombia Capped	47,324	(8,287,339)	(717,419)	—	(8,957,434)
MSCI Israel Capped	844,692	(51,059,628)	(15,643,895)	—	(65,858,831)
MSCI Russia Capped	12,860,778	(70,987,197)	(40,874,346)	—	(99,000,765)
MSCI South Africa	779,091	(84,982,109)	(77,622,855)	—	(161,825,873)
MSCI Turkey	—	(80,218,673)	(120,558,737)	—	(200,777,410)
MSCI USA Equal Weighted	397,508	(885,021)	11,776,890	—	11,289,377

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI Brazil Capped	$2,141,732,429	$198,226,310	$—	$2,339,958,739
MSCI Chile Capped	150,400,264	11,712,090	976,991	163,089,345
MSCI Colombia Capped	8,287,339	—	—	8,287,339
MSCI Israel Capped	33,128,188	10,801,191	7,130,249	51,059,628
MSCI Russia Capped	70,987,197	—	—	70,987,197
MSCI South Africa	63,988,602	14,856,365	6,137,142	84,982,109
MSCI Turkey	70,376,752	5,982,737	3,859,184	80,218,673
MSCI USA Equal Weighted	885,021	—	—	885,021

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2017, the iShares MSCI USA Equal Weighted ETF utilized $769,402 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI Colombia Capped ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Fund did not borrow under the credit agreement during the year ended August 31, 2017.

At a meeting held on September 14-15, 2017, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $275 million and (ii) extending the expiration date to October 24, 2018. These changes to the credit agreement are expected to be effective on or around October 25, 2017.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES®, INC.

Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

Effective September 1, 2017, the iShares MSCI South Africa ETF will track a new underlying index, the MSCI South Africa 25/50 Index, and will cease to track the MSCI South Africa Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Brazil Capped ETF, iShares MSCI Chile Capped ETF,

iShares MSCI Colombia Capped ETF, iShares MSCI Israel Capped ETF,

iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and

iShares USA Equal Weighted ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Brazil Capped ETF, iShares MSCI Chile Capped ETF, iShares MSCI Colombia Capped ETF, iShares MSCI Israel Capped ETF, iShares MSCI Russia Capped ETF, iShares MSCI South Africa ETF, iShares MSCI Turkey ETF and iShares USA Equal Weighted ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	83

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Israel Capped	$1,900,955
MSCI Russia Capped	23,760,751
MSCI South Africa	11,654,971
MSCI Turkey	11,851,615
MSCI USA Equal Weighted	1,869,398

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI USA Equal Weighted ETF during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction was 89.10%.

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Brazil Capped	$150,149,028	$14,681,602
MSCI Chile Capped	11,639,830	2,082,885
MSCI Colombia Capped	411,666	1,848
MSCI Israel Capped	2,054,113	378,111
MSCI Russia Capped	24,187,156	2,667,744
MSCI South Africa	12,142,687	1,789,611
MSCI Turkey	12,043,291	1,709,898

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares MSCI Brazil Capped ETF, iShares MSCI Chile Capped ETF and iShares MSCI Russia Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that the Peer Group for each of iShares MSCI Brazil Capped ETF and iShares MSCI Chile Capped ETF contained only four comparison funds identified by Broadridge, excluding iShares funds. In addition, the Board noted that the Peer Group for iShares MSCI Russia Capped ETF contained only three comparison funds identified by Broadridge, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for

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the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars

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or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Colombia Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to

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determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar

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year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne

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by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Israel Capped ETF, iShares MSCI South Africa ETF and iShares MSCI Turkey ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their

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independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance

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with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same

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investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI USA Equal Weighted ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the

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iSHARES®, INC.

continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would

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be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

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Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Brazil Capped	$0.672146	$—	$—	$0.672146	100%	—%	—%	100%
MSCI Colombia Capped	0.172443	—	—	0.172443	100	—	—	100
MSCI Israel Capped	0.796507	—	0.015775	0.812282	98	—	2	100
MSCI Russia Capped	0.998857	—	—	0.998857	100	—	—	100
MSCI South Africa	0.991919	—	0.023139	1.015058	98	—	2	100
MSCI Turkey	1.079239	—	—	1.079239	100	—	—	100
MSCI USA Equal Weighted	0.765491	—	0.018603	0.784094	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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iSHARES®, INC.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Brazil Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	17	1.23
Greater than 1.0% and Less than 1.5%	52	3.76
Greater than 0.5% and Less than 1.0%	154	11.14
Greater than 0.0% and Less than 0.5%	401	28.99
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	475	34.35
Less than –0.5% and Greater than –1.0%	182	13.16
Less than –1.0% and Greater than –1.5%	50	3.62
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	11	0.80
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Chile Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.22%
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	23	1.66
Greater than 0.5% and Less than 1.0%	127	9.18
Greater than 0.0% and Less than 0.5%	453	32.75
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	507	36.67
Less than –0.5% and Greater than –1.0%	216	15.62
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0%	1	0.07

	1,383	100.00%

iShares MSCI Columbia Capped ETF

Period Covered: June 18, 2013 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.10%
Greater than 3.0% and Less than 3.5%	1	0.10
Greater than 2.5% and Less than 3.0%	5	0.49
Greater than 2.0% and Less than 2.5%	15	1.47
Greater than 1.5% and Less than 2.0%	36	3.54
Greater than 1.0% and Less than 1.5%	107	10.51
Greater than 0.5% and Less than 1.0%	239	23.48
Greater than 0.0% and Less than 0.5%	311	30.54
At NAV	12	1.18
Less than 0.0% and Greater than –0.5%	198	19.45
Less than –0.5% and Greater than –1.0%	67	6.58
Less than –1.0% and Greater than –1.5%	18	1.77
Less than –1.5% and Greater than –2.0%	6	0.59
Less than –2.0% and Greater than –2.5%	2	0.20

	1,018	100.00%

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Israel Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	2	0.14
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	34	2.46
Greater than 0.5% and Less than 1.0%	136	9.83
Greater than 0.0% and Less than 0.5%	456	32.98
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	498	36.01
Less than –0.5% and Greater than –1.0%	174	12.58
Less than –1.0% and Greater than –1.5%	44	3.18
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5% and Greater than –3.0%	4	0.29

	1,383	100.00%

iShares MSCI Russia Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	2	0.14%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	5	0.36
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	9	0.65
Greater than 2.0% and Less than 2.5%	15	1.08
Greater than 1.5% and Less than 2.0%	41	2.96
Greater than 1.0% and Less than 1.5%	93	6.72
Greater than 0.5% and Less than 1.0%	222	16.06
Greater than 0.0% and Less than 0.5%	389	28.14
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	288	20.83
Less than –0.5% and Greater than –1.0%	148	10.71
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	19	1.37
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	6	0.43
Less than –3.5%	4	0.29

	1,383	100.00%

SUPPLEMENTAL INFORMATION	101

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Africa ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.07%
Greater than 4.5% and Less than 5.0%	2	0.14
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	95	6.87
Greater than 0.5% and Less than 1.0%	256	18.52
Greater than 0.0% and Less than 0.5%	377	27.27
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	293	21.20
Less than –0.5% and Greater than –1.0%	179	12.94
Less than –1.0% and Greater than –1.5%	70	5.06
Less than –1.5% and Greater than –2.0%	28	2.02
Less than –2.0% and Greater than –2.5%	14	1.01
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Turkey ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	30	2.17
Greater than 1.0% and Less than 1.5%	56	4.05
Greater than 0.5% and Less than 1.0%	227	16.41
Greater than 0.0% and Less than 0.5%	446	32.26
At NAV	4	0.29
Less than 0.0% and Greater than –0.5%	337	24.37
Less than –0.5% and Greater than –1.0%	141	10.20
Less than –1.0% and Greater than –1.5%	78	5.64
Less than –1.5% and Greater than –2.0%	26	1.88
Less than –2.0% and Greater than –2.5%	15	1.08
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

iShares MSCI USA Equal Weighted ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	768	55.54%
At NAV	123	8.89
Less than 0.0% and Greater than –0.5%	492	35.57

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Brazil Capped ETF and iShares MSCI USA Equal Weighted ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2016 was USD 450.48 thousand. This figure is comprised of fixed remuneration of USD 177.21 thousand and variable remuneration of USD 273.27 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Brazil Capped ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 62.30 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 15.01 thousand.

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of BFA’s financial year ending December 31, 2016 was USD 10.11 thousand. This figure is comprised of fixed remuneration of USD 3.98 thousand and variable remuneration of USD 6.13 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI USA Equal Weighted ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 1.40 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.34 thousand.

SUPPLEMENTAL INFORMATION	105

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).
John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	107

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	109

Notes:

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-804-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares Edge MSCI Min Vol Global ETF | ACWV | BATS
➢	iShares MSCI Australia ETF | EWA | NYSE Arca
➢	iShares MSCI Canada ETF | EWC | NYSE Arca
➢	iShares MSCI Japan ETF | EWJ | NYSE Arca
➢	iShares MSCI Mexico Capped ETF | EWW | NYSE Arca
➢	iShares MSCI South Korea Capped ETF | EWY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.75%	9.60%	9.47%	9.75%	9.60%	9.47%
5 Years	10.48%	10.32%	10.18%	64.58%	63.42%	62.39%
Since Inception	11.04%	11.01%	10.76%	84.99%	84.69%	82.19%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,071.50	$1.04	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Edge MSCI Min Vol Global ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets, as represented by the MSCI ACWI Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 9.75%, net of fees, while the total return for the Index was 9.47%.

Low-volatility stocks in the U.S., the largest country weight in the Index during the reporting period, contributed the most to the Index’s return. U.S. stocks rose initially due to optimism about potentially stimulative fiscal policies from the new presidential

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

administration, and they sustained their advance as corporate earnings growth improved, particularly among multinational companies with significant operations outside of the U.S.

Low-volatility stocks in Japan and Taiwan also contributed meaningfully to the Index’s return for the reporting period. A weaker Japanese yen, which bolstered export growth, and increased consumer spending domestically helped Japan’s economy expand throughout the reporting period. Taiwan’s technology-heavy stock market rose to its highest level in 27 years.

Other noteworthy contributors to the Index’s return for the reporting period included Switzerland, Hong Kong, and Denmark. On the downside, low-volatility stocks in the U.K. and Singapore detracted fractionally from the Index’s return.

From a sector perspective, the financials sector contributed the most to the Index’s return for the reporting period, benefiting from improving global economic conditions, the Fed’s interest rate increases, and expectations of less stringent regulatory policies in the U.S. Insurers and banks led the advance in the financials sector.

The information technology sector also contributed meaningfully to the Index’s return for the reporting period, led by software and services companies. Other contributors to the Index’s performance included the healthcare and industrials sectors, while the real estate and consumer staples sectors detracted from the Index’s return.

The Index seeks lower volatility than the broader market with returns in line with the market over the long term. For the reporting period, the Index trailed the broader market, as represented by the MSCI ACWI Index. As the broader market rose sharply, stocks with relatively low volatility characteristics underperformed.

Relative to the broader market, the Index’s lack of exposure to France detracted from performance as the French equity market generated strong returns for the reporting period. In contrast, an overweight allocation in the Index to Japan benefited relative performance. On a sector basis, overweight allocations in the Index to the telecommunication services and consumer staples sectors weighed on relative performance as these sectors underperformed during the reporting period. On the positive side, an underweight allocation in the Index to the energy sector benefited relative performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Health Care	16.64%
Financials	13.73
Consumer Staples	13.12
Information Technology	12.46
Industrials	9.79
Consumer Discretionary	9.06
Utilities	8.25
Telecommunication Services	8.24
Real Estate	4.33
Materials	2.75
Energy	1.63

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*
United States	56.64%
Japan	12.69
Switzerland	5.06
Taiwan	4.04
Canada	3.61
Hong Kong	3.46
China	3.23
United Kingdom	1.56
Denmark	1.33
Singapore	0.90

TOTAL	92.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI AUSTRALIA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.70%	17.71%	17.08%	16.70%	17.71%	17.08%
5 Years	4.28%	4.27%	4.67%	23.30%	23.24%	25.65%
10 Years	2.95%	2.87%	3.17%	33.71%	32.72%	36.64%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,047.30	$2.53	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI AUSTRALIA ETF

The iShares MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of Australian equities, as represented by the MSCI Australia Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.70%, net of fees, while the total return for the Index was 17.08%.

As a resource-rich country, Australia is a key exporter of commodities. During the reporting period, rising commodities prices amid strengthening global demand drove up Australia’s mineral export levels, in turn pushing the country’s trade surplus to a record high. Improving economic growth in China was beneficial, as China takes in approximately 32% of Australia’s exports. Heavy flooding in the wake of Cyclone Debbie, however, temporarily constrained coal production as mines were damaged and roads and ports were closed.

During the reporting period, the largest contributor to the Index’s performance from a sector standpoint was financials. Banks were strong performers despite the dual challenges of margin erosion and increased capital requirements. In the first half of 2017, major banks increased their return on equity and reduced their average cost-to-income ratio, while increased competition and low interest rates modestly decreased margins.

Another key contributor to the Index’s performance was the materials sector. The metals and mining industry led sector gains, reflecting the rebound in global demand amid rising prices. Increasing steel production in China supported demand for metallurgical coal and iron ore, both used in steel production. The consumer staples and healthcare sectors also contributed to the Index’s performance during the reporting period.

On the downside, the telecommunication services sector detracted modestly from the Index’s return for the reporting period. Although rising mobile broadband use offset a decline in revenues, increased usage required additional investment in mobile infrastructure.

The Australian dollar rose about 5% relative to the U.S. dollar during the reporting period, which made Australian investments worth more when translated back into U.S. dollars.

ALLOCATION BY SECTOR As of 8/31/17

Sector	Percentage of Total Investments*
Financials	42.05%
Materials	17.31
Real Estate	8.43
Consumer Staples	7.72
Health Care	7.05
Industrials	5.59
Energy	4.79
Consumer Discretionary	2.87
Utilities	2.29
Telecommunication Services	1.38
Information Technology	0.52

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/17

Security	Percentage of Total Investments*
Commonwealth Bank of Australia	10.42%
Westpac Banking Corp.	8.34
BHP Billiton Ltd.	6.99
Australia & New Zealand Banking Group Ltd.	6.86
National Australia Bank Ltd.	6.42
CSL Ltd.	4.64
Wesfarmers Ltd.	3.83
Woolworths Ltd.	2.67
Rio Tinto Ltd.	2.29
Macquarie Group Ltd.	2.23

TOTAL	54.69%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CANADA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.88%	12.08%	12.08%	11.88%	12.08%	12.08%
5 Years	2.39%	2.42%	2.56%	12.51%	12.71%	13.49%
10 Years	1.32%	1.30%	1.52%	14.03%	13.76%	16.32%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,050.90	$2.53	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI Canada ETF

The iShares MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of Canadian equities, as represented by the MSCI Canada Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 11.88%, net of fees, while the total return for the Index was 12.08%.

Canada’s economy grew steadily during the reporting period, reaching an annualized pace of 4.5% for the second quarter of 2017. Household spending was a key driver of strength, supported by strong wages, low unemployment, and inexpensive credit. Exports also contributed to economic momentum, with energy products experiencing the largest increase. As a sign that the Canadian export market was diversifying, shipments to non-U.S. trade partners grew 15% during the reporting period. Real estate prices continued their multi-year boom, rising throughout the reporting period. Citing strong economic conditions, Canada’s central bank raised its key interest rate in July 2017, from 0.50% to 0.75%.

The financials sector, which represented about 42% of the Index on average during the reporting period, made the largest contribution to the Index’s return. Banks led sector gains, reflecting solid earnings among large banks despite low interest rates. Insurers and diversified financial companies also contributed, benefiting from economic growth and the prospect of rising interest rates.

Another meaningful contributor to the Index’s performance for the reporting period was the industrials sector. The road and rail industry led strength in the sector, partly due to a boost from a government infrastructure plan.

Additionally, the materials and consumer discretionary sectors contributed to the Index’s performance, with the metals and mining industry and strong consumer spending levels, respectively, supporting gains in the sectors. On the downside, the healthcare sector detracted modestly from the Index’s performance during the reporting period.

The Canadian dollar rose about 5% relative to the U.S. dollar during the reporting period, which made Canadian investments worth more when translated back into U.S. dollars.

Special note: Effective September 1, 2017, the Fund will begin to track a new underlying index, the MSCI Canada Custom Capped Index, and will cease to track the Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	42.30%
Energy	21.18
Materials	10.86
Industrials	7.67
Consumer Discretionary	5.27
Consumer Staples	4.29
Information Technology	2.74
Telecommunication Services	2.50
Utilities	2.17
Real Estate	0.69
Health Care	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Royal Bank of Canada	8.17%
Toronto-Dominion Bank (The)	7.42
Bank of Nova Scotia (The)	5.60
Canadian National Railway Co.	4.63
Enbridge Inc.	4.36
Suncor Energy Inc.	3.89
Bank of Montreal	3.45
TransCanada Corp.	3.27
Manulife Financial Corp.	2.89
Canadian Imperial Bank of Commerce	2.69

TOTAL	46.37%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI JAPAN ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.31%	13.43%	13.69%	13.31%	13.43%	13.69%
5 Years	10.23%	10.17%	10.68%	62.78%	62.27%	66.10%
10 Years	1.25%	1.29%	1.72%	13.26%	13.68%	18.65%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.30	$2.55	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI Japan ETF

The iShares MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of Japanese equities, as represented by the MSCI Japan Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 13.31%, net of fees, while the total return for the Index was 13.69%.

Japan’s economy expanded for the reporting period, reaching its longest period of sustained growth since 2006. Consumer spending and exports were dual drivers of growth. Private consumption, which represented more than half of the country’s gross domestic product, rose as demand for clothing and mobile phones climbed. A weaker Japanese yen and global economic growth supported export demand.

Every sector contributed to the Index’s performance for the reporting period. The information technology sector was the largest sector contributor to the Index’s gain. Companies in the sector generally benefited from rising demand as global economic growth strengthened. Increased shipments included those of flat panels, semiconductor manufacturing equipment, and electronics to Asian neighbors. The technology hardware and equipment industry and the software and services industry were the leading contributors in the sector.

Another significant contributor to the Index’s return for the reporting period was the industrials sector. Accelerating manufacturing activity supported the sector, driven by increased export demand, particularly for cars. Trading companies and distributors led the sector’s gains, followed by machinery companies.

Consumer discretionary stocks also contributed to the Index’s performance. Consumer spending, which has been a soft spot in the Japanese economy for several years, trended upward during the reporting period. The consumer durables industry supported the sector the most. Autos and components companies also contributed to the sector’s return amid strong global car sales.

The Japanese yen declined about 6% relative to the U.S. dollar during the reporting period, which made Japanese investments worth less when translated back into U.S. dollars.

ALLOCATION BY SECTOR As of 8/31/17

Sector	Percentage of Total Investments*

Industrials	20.56%
Consumer Discretionary	20.07
Information Technology	12.70
Financials	12.30
Consumer Staples	7.85
Health Care	7.29
Materials	6.73
Telecommunication Services	5.55
Real Estate	4.11
Utilities	1.94
Energy	0.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/17

Security	Percentage of Total Investments*

Toyota Motor Corp.	4.47%
Mitsubishi UFJ Financial Group Inc.	2.25
SoftBank Group Corp.	2.04
Sumitomo Mitsui Financial Group Inc.	1.56
Keyence Corp.	1.54
Sony Corp.	1.51
KDDI Corp.	1.49
Honda Motor Co. Ltd.	1.47
Mizuho Financial Group Inc.	1.26
Takeda Pharmaceutical Co. Ltd.	1.22

TOTAL	18.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI MEXICO CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.03%	13.60%	14.26%	14.03%	13.60%	14.26%
5 Years	0.22%	0.01%	0.29%	1.10%	0.05%	1.46%
10 Years	1.46%	1.44%	1.25%	15.54%	15.33%	13.22%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 30, 2007 reflects the performance of the MSCI Mexico Index. Index performance beginning on December 1, 2007 through February 11, 2013 reflects the performance of the MSCI Mexico Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Mexico IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,236.30	$2.76	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

The iShares MSCI Mexico Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Mexican equities, as represented by the MSCI Mexico IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 14.03%, net of fees, while the total return for the Index was 14.26%.

Mexico is an export-driven economy, with manufactured goods representing 83% of shipments. The Mexican economy expanded during the reporting period, despite higher interest rates, rising inflation, and uncertainty about trade relations with the U.S. The U.S. presidential election temporarily raised the possibility of recession in Mexico amid concerns U.S. President Trump may end NAFTA, impose a 20% tax on Mexican imports, and pursue other policies that would be damaging to Mexican exports. Slow progress on the policies, however, alleviated such concerns. Manufacturing output increased, reflecting a rise in the country’s automobile industry. Declining unemployment and solid remittance inflows helped the Mexican economy to retain its positive momentum.

Within the Index, the telecommunication services sector made the largest contribution to the Index’s return during the reporting period. Due to major reforms implemented in 2014 to improve competition, revenues within the sector grew 10.9% for 2016, exceeding many analysts’ expectations. Within the sector, wireless telecommunication services companies contributed the most to performance.

Another significant contributor to the Index’s performance for the reporting period was the materials sector. Gains in the sector were supported by strength among metals and mining companies and construction materials suppliers.

The financials and consumer staples sectors also contributed significantly to the Index’s performance for the reporting period. Financials companies benefited from improving global economic conditions. From an industry perspective, banks led the financial sector’s advance. Food, beverage, and tobacco companies and food and staples retailers supported performance in the consumer staples sector.

In terms of currency performance, the Mexican peso appreciated against the U.S. dollar by approximately 6% during the reporting period, as the Mexican peso recovered following a steep drop after the U.S. presidential election.

ALLOCATION BY SECTOR As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Staples	26.12%
Financials	16.02
Telecommunication Services	15.77
Materials	14.97
Industrials	11.41
Consumer Discretionary	7.66
Real Estate	5.93
Utilities	1.47
Health Care	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS As of 8/31/17

Security	Percentage of Total Investments*

America Movil SAB de CV Series L	14.84%
Fomento Economico Mexicano SAB de CV	9.08
Grupo Financiero Banorte SAB de CV Series O	7.89
Cemex SAB de CV CPO	6.17
Wal-Mart de Mexico SAB de CV	5.76
Grupo Televisa SAB	4.50
Grupo Mexico SAB de CV Series B	4.46
Fibra Uno Administracion SA de CV	2.46
Grupo Aeroportuario del Sureste SAB de CV Series B	2.28
Alfa SAB de CV	2.14

TOTAL	59.58%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI SOUTH KOREA CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.28%	22.88%	21.96%	21.28%	22.88%	21.96%
5 Years	5.45%	5.39%	6.13%	30.38%	30.02%	34.63%
10 Years	1.93%	1.87%	2.46%	21.04%	20.33%	27.51%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through February 11, 2013 reflects the performance of the MSCI Korea Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Korea 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,153.00	$3.31	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

The iShares MSCI South Korea Capped ETF (the “Fund”) seeks to track the investment results of an index composed of South Korean equities, as represented by the MSCI Korea 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 21.28%, net of fees, while the total return for the Index was 21.96%.

South Korea’s stock market neared an all-time high during the reporting period, driven up largely by foreign demand for technology stocks. By contrast, the country’s economic growth was tepid. Exports surged, hitting the eighth consecutive month of significant increases in August 2017. However, weak domestic demand limited economic growth and led the South Korean government to initiate a fiscal stimulus package aimed at creating public sector jobs and increasing social welfare subsidies.

The information technology sector was the largest sector at about 36% of the Index on average, and it was also the most significant contributor to the Index’s performance. Information technology stocks generally benefited from growing demand in an improving global economic environment during the reporting period. Within the sector, the technology hardware and equipment industry was the largest contributor to performance. Gains in the semiconductors and semiconductor equipment industry reflected a surge in semiconductor chip exports, up 58% in July 2017 compared with a year earlier.

Another meaningful contributor to the Index’s return for the reporting period was the financials sector. An improvement in global economic conditions, as well as expectations of a more lenient regulatory environment in the U.S., supported strength in the sector. From an industry standpoint, banks led the financial sector’s advance.

The materials and energy sectors were also meaningful contributors to the Index’s performance for the reporting period. Strength within the chemicals and the metals and mining industries supported the materials sector, while the oil, gas, and consumable fuels industry led energy sector gains. On the downside, the consumer staples and utilities sectors detracted modestly from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	36.79%
Financials	14.95
Consumer Discretionary	12.34
Industrials	10.47
Materials	9.35
Consumer Staples	7.66
Health Care	3.10
Energy	2.87
Utilities	1.62
Telecommunication Services	0.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Samsung Electronics Co. Ltd.	22.26%
SK Hynix Inc.	5.00
POSCO	3.20
Shinhan Financial Group Co. Ltd.	2.79
KB Financial Group Inc.	2.77
Hyundai Motor Co.	2.70
NAVER Corp.	2.64
LG Chem Ltd.	2.21
Hyundai Mobis Co. Ltd.	2.02
Hana Financial Group Inc.	1.86

TOTAL	47.45%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.45%

BELGIUM — 0.30%
Colruyt SA	32,616	$1,809,923
Proximus SADP	153,567	5,406,980
UCB SA	56,172	3,866,060

		11,082,963
CANADA — 3.60%
Agnico Eagle Mines Ltd.	226,047	11,540,792
Barrick Gold Corp.	107,361	1,925,861
BCE Inc.	264,552	12,542,350
Fairfax Financial Holdings Ltd.	13,137	6,801,168
First Capital Realty Inc.	169,422	2,741,832
Franco-Nevada Corp.[a]	296,715	24,177,391
Goldcorp Inc.[a]	580,746	7,948,635
Intact Financial Corp.	228,312	18,745,713
RioCan REIT	105,549	2,003,642
Rogers Communications Inc. Class B	92,865	4,828,610
Shaw Communications Inc. Class B	680,859	15,129,597
TELUS Corp.	309,842	11,172,847
Thomson Reuters Corp.	227,406	10,356,836
Wheaton Precious Metals Corp.	112,797	2,333,762

		132,249,036
CHILE — 0.50%
Banco de Chile	51,040,232	7,434,636
SACI Falabella	1,075,422	10,812,232

		18,246,868
CHINA — 3.21%
Agricultural Bank of China Ltd. Class H	7,701,000	3,621,013
ANTA Sports Products Ltd.[a]	906,000	3,565,448
China Construction Bank Corp. Class H	8,607,000	7,544,164
China Huishan Dairy Holdings Co. Ltd.[a,b]	5,760,000	7
China Mobile Ltd.	2,355,000	24,974,925
China Telecom Corp. Ltd. Class H	9,060,000	4,653,604
China Unicom Hong Kong Ltd.[c]	2,718,000	3,959,036
COSCO SHIPPING Ports Ltd.[a]	1,812,000	2,141,584
CSPC Pharmaceutical Group Ltd.	7,248,000	11,316,824
Fullshare Holdings Ltd.[a]	1,132,500	451,469

Security	Shares	Value
Guangdong Investment Ltd.[a]	5,436,000	$8,029,203
Industrial & Commercial Bank of China Ltd. Class H	2,718,000	2,035,084
Jiangsu Expressway Co. Ltd. Class H	1,884,000	2,888,666
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,768,000	3,009,027
Shenzhou International Group Holdings Ltd.[a]	942,000	7,546,640
Sihuan Pharmaceutical Holdings Group Ltd.	4,077,000	1,567,987
Tencent Holdings Ltd.	90,600	3,808,547
Yum China Holdings Inc.[c]	665,910	23,546,578
Zijin Mining Group Co. Ltd. Class H	9,060,000	3,322,349

		117,982,155
CZECH REPUBLIC — 0.06%
Komercni Banka AS	53,907	2,371,618

		2,371,618
DENMARK — 1.32%
Chr Hansen Holding A/S	47,112	4,047,778
Coloplast A/S Class B	161,721	13,222,659
DONG Energy A/Sd	256,398	13,328,212
H Lundbeck A/S	118,686	7,548,839
ISS A/S	120,498	4,682,433
William Demant Holding A/Sa,c	219,252	5,793,262

		48,623,183
FINLAND — 0.05%
Orion OYJ Class B	40,317	1,906,769

		1,906,769
GERMANY — 0.19%
MAN SE	62,514	7,009,389

		7,009,389
HONG KONG — 3.45%
CK Infrastructure Holdings Ltd.	942,000	8,533,601
CLP Holdings Ltd.	2,491,500	26,311,096
Hang Seng Bank Ltd.	1,313,700	30,213,698
HK Electric Investments & HK Electric Investments Ltd.[a,d]	4,983,000	4,571,414
HKT Trust & HKT Ltd.	6,727,000	8,681,164
Hong Kong & China Gas Co. Ltd.[a]	4,878,852	9,226,023
Link REIT	1,186,500	9,793,444

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
MTR Corp. Ltd.	2,590,500	$15,142,929
Power Assets Holdings Ltd.[a]	942,000	8,304,915
Yue Yuen Industrial Holdings Ltd.	1,359,000	5,886,462

		126,664,746
INDIA — 0.32%
Wipro Ltd. ADR[a]	1,962,849	11,659,323

		11,659,323
INDONESIA — 0.85%
Bank Central Asia Tbk PT	9,694,200	13,768,932
Hanjaya Mandala Sampoerna Tbk PT	14,450,700	3,942,478
Kalbe Farma Tbk PT	16,625,100	2,130,784
Telekomunikasi Indonesia Persero Tbk PT	22,468,800	7,898,267
Unilever Indonesia Tbk PT	906,000	3,432,641

		31,173,102
IRELAND — 0.47%
Kerry Group PLC Class A	101,925	9,479,800
Paddy Power Betfair PLC	22,197	1,947,318
Ryanair Holdings PLC ADR[c]	51,642	5,871,696

		17,298,814
ISRAEL — 0.69%
Azrieli Group Ltd.	73,839	4,255,370
Bank Hapoalim BM	647,337	4,355,106
Bank Leumi Le-Israel BM	770,553	4,034,680
Check Point Software Technologies Ltd.[a,c]	33,522	3,750,106
Mizrahi Tefahot Bank Ltd.[a]	253,227	4,510,097
Nice Ltd.	60,249	4,663,160

		25,568,519
ITALY — 0.63%
Luxottica Group SpA	69,309	3,984,109
Recordati SpA	38,052	1,627,735
Snam SpA	3,590,025	17,456,852

		23,068,696
JAPAN — 12.63%
ABC-Mart Inc.	47,100	2,417,908
Ajinomoto Co. Inc.	181,200	3,575,103
ANA Holdings Inc.	2,265,000	8,392,395
Astellas Pharma Inc.	860,700	10,819,357
Benesse Holdings Inc.	141,300	5,430,665
Canon Inc.	634,200	22,207,948
Chugai Pharmaceutical Co. Ltd.	94,200	3,825,859

Security	Shares	Value
Daiichi Sankyo Co. Ltd.	271,800	$6,418,392
Daiwa House REIT Investment Corp.	906	2,212,728
Eisai Co. Ltd.	94,200	4,873,476
FamilyMart UNY Holdings Co. Ltd.	92,400	5,003,671
FUJIFILM Holdings Corp.	94,200	3,699,186
Japan Airlines Co. Ltd.	226,500	7,775,005
Japan Prime Realty Investment Corp.	1,413	5,071,188
Japan Real Estate Investment Corp.	1,413	7,317,918
Japan Retail Fund Investment Corp.	2,718	4,995,924
Kajima Corp.	453,000	4,152,980
KDDI Corp.	45,300	1,221,198
Keikyu Corp.	942,000	9,996,874
Kintetsu Group Holdings Co. Ltd.	471,000	1,775,986
Kirin Holdings Co. Ltd.	181,200	4,110,174
Konami Holdings Corp.	135,900	7,075,295
Kyowa Hakko Kirin Co. Ltd.	90,600	1,589,575
Kyushu Railway Co.	218,500	6,829,366
Lawson Inc.	90,600	6,083,355
McDonald’s Holdings Co. Japan Ltd.[a]	141,300	6,271,584
MEIJI Holdings Co. Ltd.	90,600	7,211,121
Miraca Holdings Inc.	94,200	4,275,204
Mitsubishi Tanabe Pharma Corp.	407,700	10,001,726
Nagoya Railroad Co. Ltd.	1,359,000	6,075,123
NH Foods Ltd.	150,000	4,402,144
Nippon Building Fund Inc.	838	4,454,207
Nippon Prologis REIT Inc.	2,784	6,040,516
Nippon Telegraph & Telephone Corp.	453,000	22,505,942
Nissin Foods Holdings Co. Ltd.	94,200	5,802,980
Nitori Holdings Co. Ltd.	100,300	15,474,232
Nomura Real Estate Master Fund Inc.	4,983	6,578,502
Nomura Research Institute Ltd.	227,030	8,828,715
NTT Data Corp.	1,180,500	12,742,450
NTT DOCOMO Inc.	815,400	18,918,080
Obayashi Corp.	226,500	2,669,185
Oracle Corp. Japan	47,100	3,479,220
Oriental Land Co. Ltd./Japan	141,300	10,603,277
Otsuka Corp.	94,200	6,230,929

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Otsuka Holdings Co. Ltd.	518,100	$20,849,218
Park24 Co. Ltd.	186,600	4,481,045
Recruit Holdings Co. Ltd.	1,766,700	35,170,268
Sankyo Co. Ltd.	94,200	3,072,669
Santen Pharmaceutical Co. Ltd.	226,500	3,510,894
Secom Co. Ltd.	235,500	17,464,574
Shimadzu Corp.	135,900	2,495,493
Shionogi & Co. Ltd.	47,100	2,479,961
Suntory Beverage & Food Ltd.	235,500	10,869,889
Taisho Pharmaceutical Holdings Co. Ltd.	47,100	3,671,797
Takeda Pharmaceutical Co. Ltd.	271,800	15,007,529
Terumo Corp.	181,200	6,997,093
Tobu Railway Co. Ltd.	1,413,000	7,805,779
Toho Co. Ltd./Tokyo	90,600	3,362,720
Toyo Suisan Kaisha Ltd.	141,300	5,218,831
United Urban Investment Corp.	4,983	7,511,173
USS Co. Ltd.	141,300	2,774,389
Yamada Denki Co. Ltd.	362,400	1,959,186

		464,139,171
MALAYSIA — 0.80%
Hong Leong Bank Bhd[a]	1,177,800	4,258,338
IHH Healthcare Bhd[a]	2,536,800	3,558,233
Malayan Banking Bhd	2,536,800	5,619,512
Maxis Bhd[a]	3,005,300	4,067,588
Petronas Dagangan Bhd	317,100	1,811,788
Public Bank Bhd	1,498,060	7,226,328
Telekom Malaysia Bhd[a]	1,857,300	2,796,497

		29,338,284
PHILIPPINES — 0.39%
Aboitiz Equity Ventures Inc.	2,228,760	3,242,744
Bank of the Philippine Islands	1,363,539	2,821,942
BDO Unibank Inc.	3,415,629	8,484,003

		14,548,689
QATAR — 0.22%
Qatar National Bank QPSC	227,188	8,148,508

		8,148,508
SINGAPORE — 0.90%
SATS Ltd.	1,268,400	4,511,320
Singapore Airlines Ltd.[a]	996,600	7,566,234
Singapore Press Holdings Ltd.[a]	1,439,500	2,925,641
Singapore Telecommunications Ltd.[a]	6,613,800	18,019,926

		33,023,121

Security	Shares	Value
SOUTH KOREA — 0.76%
Dongbu Insurance Co. Ltd.	29,445	$1,963,696
Kangwon Land Inc.	110,079	3,367,972
KT&G Corp.	19,479	1,977,958
NAVER Corp.	2,718	1,819,874
S-1 Corp.	28,992	2,306,299
Samsung Biologics Co. Ltd.[a,c,d]	28,888	7,250,181
Samsung Fire & Marine Insurance Co. Ltd.	15,855	3,887,822
SK Telecom Co. Ltd.	24,462	5,499,394

		28,073,196
SPAIN — 0.06%
Amadeus IT Group SA	36,693	2,271,517

		2,271,517
SWITZERLAND — 5.04%
Chocoladefabriken Lindt & Spruengli AG Registered	146	10,134,922
EMS-Chemie Holding AG Registered	12,684	8,651,781
Givaudan SA Registered	1,359	2,771,738
Kuehne + Nagel International AG Registered	93,771	16,949,035
Nestle SA Registered	455,265	38,538,822
Novartis AG Registered	229,671	19,334,426
Partners Group Holding AG	14,043	9,089,226
Roche Holding AG	86,070	21,808,579
Schindler Holding AG Registered	35,334	7,408,742
Sika AG Bearer	453	3,205,411
Sonova Holding AG Registered	82,899	13,983,276
Straumann Holding AG Registered	11,778	7,531,302
Swiss Prime Site AG Registered	65,685	5,932,839
Swisscom AG Registered	39,411	19,832,632

		185,172,731
TAIWAN — 4.02%
Asustek Computer Inc.	942,000	7,803,440
Chang Hwa Commercial Bank Ltd.	8,077,361	4,416,199
Chicony Electronics Co. Ltd.	954,956	2,398,544
Chunghwa Telecom Co. Ltd.	6,795,000	23,641,439
E.Sun Financial Holding Co. Ltd.	8,754,557	5,395,631
Far EasTone Telecommunications Co. Ltd.	2,826,000	6,854,541
First Financial Holding Co. Ltd.	15,702,894	10,198,374

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Formosa Petrochemical Corp.	2,265,000	$7,993,058
Hon Hai Precision Industry Co. Ltd.	3,095,400	12,051,741
Hua Nan Financial Holdings Co. Ltd.	11,891,261	6,639,310
Mega Financial Holding Co. Ltd.	15,402,000	12,376,106
Quanta Computer Inc.	942,000	2,144,385
Siliconware Precision Industries Co. Ltd.	3,624,000	5,739,991
Synnex Technology International Corp.	3,171,250	3,541,242
Taiwan Cooperative Financial Holding Co. Ltd.	13,996,454	7,374,122
Taiwan Mobile Co. Ltd.	2,718,000	9,726,764
Taiwan Semiconductor Manufacturing Co. Ltd.	2,355,000	16,894,447
WPG Holdings Ltd.	1,884,000	2,453,401

		147,642,735
THAILAND — 0.78%
Advanced Info Service PCL NVDR	1,087,600	6,141,394
Bangkok Dusit Medical Services PCL NVDR[a]	6,830,800	4,299,465
BTS Group Holdings PCL NVDR	10,604,400	2,762,477
Bumrungrad Hospital PCL NVDR[a]	612,600	4,021,888
CP ALL PCL NVDR	1,041,900	1,945,424
Home Product Center PCL NVDR	7,146,800	2,152,327
Krung Thai Bank PCL NVDR	6,071,400	3,419,219
Siam Cement PCL (The) Foreign	271,800	4,092,757

		28,834,951
UNITED ARAB EMIRATES — 0.28%
Emirates Telecommunications Group Co. PJSC	1,580,064	7,743,092
First Abu Dhabi Bank PJSC	849,375	2,404,917

		10,148,009
UNITED KINGDOM — 1.55%
AstraZeneca PLC	25,821	1,510,866
Compass Group PLC	469,972	10,004,223
ConvaTec Group PLC[c,d]	2,032,535	7,513,978
GlaxoSmithKline PLC	546,633	10,801,423
Kingfisher PLC	1,419,184	5,465,954
Randgold Resources Ltd.	65,685	6,694,899
Reckitt Benckiser Group PLC	79,728	7,532,422

Security	Shares	Value
TUI AG	443,487	$7,474,635

		56,998,400
UNITED STATES — 56.38%
3M Co.	26,727	5,460,861
Abbott Laboratories	246,885	12,576,322
Accenture PLC Class A	31,257	4,087,165
Adobe Systems Inc.[c]	25,821	4,006,386
Aetna Inc.	76,104	12,001,601
AGNC Investment Corp.	612,909	13,202,060
Alleghany Corp.[c]	18,384	10,345,964
Allstate Corp. (The)	187,089	16,931,554
Altria Group Inc.	460,248	29,179,723
American Tower Corp.	22,650	3,353,333
American Water Works Co. Inc.	90,600	7,329,540
Annaly Capital Management Inc.	1,757,640	21,970,500
ANSYS Inc.[c]	147,225	18,965,524
Aon PLC	70,668	9,834,159
Aramark	113,250	4,608,143
Arch Capital Group Ltd.[c]	225,594	21,959,320
AT&T Inc.	1,005,660	37,672,024
Athene Holding Ltd. Class Ac	187,995	10,059,612
Automatic Data Processing Inc.	401,358	42,732,586
AutoZone Inc.[c]	22,650	11,969,166
AvalonBay Communities Inc.	116,874	21,940,756
Axis Capital Holdings Ltd.	156,738	9,441,897
Baxter International Inc.	214,722	13,321,353
Becton Dickinson and Co.	161,721	32,253,636
Berkshire Hathaway Inc. Class Bc	145,413	26,343,019
Boston Scientific Corp.[c]	136,353	3,756,525
Broadridge Financial Solutions Inc.	109,173	8,529,686
Campbell Soup Co.	130,464	6,027,437
CH Robinson Worldwide Inc.	155,379	10,974,419
Charter Communications Inc. Class Ac	42,129	16,790,092
Chipotle Mexican Grill Inc.[c]	4,077	1,291,227
Chubb Ltd.	127,746	18,065,839
Church & Dwight Co. Inc.	443,940	22,272,470
Cigna Corp.	11,325	2,061,830
Cincinnati Financial Corp.	108,267	8,319,236
Cintas Corp.	115,062	15,534,521
Cisco Systems Inc.	201,585	6,493,053
Clorox Co. (The)	191,619	26,544,980
CMS Energy Corp.	34,881	1,693,124
Coca-Cola Co. (The)	523,215	23,832,443

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Colgate-Palmolive Co.	144,960	$10,384,934
Comcast Corp. Class A	380,973	15,471,314
Consolidated Edison Inc.	503,283	42,411,658
Constellation Brands Inc. Class A	34,428	6,889,043
Cooper Companies Inc. (The)	9,060	2,272,520
Costco Wholesale Corp.	42,129	6,603,299
Crown Castle International Corp.	119,592	12,968,556
CVS Health Corp.	53,907	4,169,167
Danaher Corp.	72,933	6,084,071
Darden Restaurants Inc.	40,770	3,346,809
Dell Technologies Inc. Class Vc	373,725	28,003,214
Dominion Energy Inc.	279,501	22,016,294
Dr Pepper Snapple Group Inc.	115,968	10,558,886
Duke Energy Corp.	329,784	28,790,143
eBay Inc.[c]	101,472	3,666,183
Ecolab Inc.	34,428	4,589,252
Edison International	32,163	2,578,829
Eli Lilly & Co.	290,826	23,641,246
Equity Residential	132,276	8,882,333
Essex Property Trust Inc.	14,043	3,735,017
Everest Re Group Ltd.	71,121	17,956,630
Eversource Energy	77,010	4,851,630
Expeditors International of Washington Inc.	239,184	13,418,222
Exxon Mobil Corp.	348,357	26,590,090
F5 Networks Inc.[c]	15,402	1,838,691
Facebook Inc. Class Ac	42,582	7,322,827
Federal Realty Investment Trust	17,667	2,242,472
Fidelity National Information Services Inc.	137,259	12,754,106
Fiserv Inc.[c]	105,549	13,057,467
FNF Group	125,934	6,075,056
Gartner Inc.[c]	108,267	13,055,918
General Mills Inc.	402,264	21,424,581
Genuine Parts Co.	38,052	3,151,847
Henry Schein Inc.[c]	71,121	12,352,295
Hershey Co. (The)	62,967	6,606,498
Home Depot Inc. (The)	53,907	8,079,042
Hormel Foods Corp.	141,336	4,344,669
Humana Inc.	23,103	5,951,795
Intel Corp.	94,224	3,304,436
International Business Machines Corp.	81,993	11,727,459
Intuitive Surgical Inc.[c]	33,522	33,678,548
Jack Henry & Associates Inc.	130,464	13,446,924

Security	Shares	Value
JM Smucker Co. (The)	70,668	$7,403,180
Johnson & Johnson	419,931	55,586,266
Kellogg Co.	356,058	23,307,557
Kimberly-Clark Corp.	107,361	13,236,538
Laboratory Corp. of America Holdings[c]	88,335	13,857,111
Liberty Broadband Corp. Class Cc	27,180	2,759,585
Lockheed Martin Corp.	35,787	10,928,992
Lowe’s Companies Inc.	25,821	1,907,914
Markel Corp.[c]	24,462	25,733,779
Marsh & McLennan Companies Inc.	305,775	23,874,912
MasterCard Inc. Class A	45,488	6,063,550
McCormick & Co. Inc./MD NVS	194,337	18,487,279
McDonald’s Corp.	298,527	47,755,364
Medtronic PLC	170,328	13,731,843
Merck & Co. Inc.	410,871	26,238,222
Microsoft Corp.	36,693	2,743,536
Monsanto Co.	69,309	8,123,015
Motorola Solutions Inc.	164,439	14,490,365
Newmont Mining Corp.	114,156	4,376,741
NextEra Energy Inc.	37,833	5,694,245
Northrop Grumman Corp.	54,360	14,797,336
O’Reilly Automotive Inc.[c]	28,086	5,508,507
Occidental Petroleum Corp.	95,583	5,706,305
Oracle Corp.	66,138	3,328,726
Patterson Companies Inc.	39,411	1,517,324
Paychex Inc.	472,932	26,971,312
PepsiCo Inc.	298,980	34,600,955
Pfizer Inc.	650,508	22,065,231
PG&E Corp.	380,067	26,749,115
Procter & Gamble Co. (The)	469,761	43,344,847
Progressive Corp. (The)	139,524	6,485,076
Public Storage	70,215	14,417,948
Raytheon Co.	71,574	13,027,184
Realty Income Corp.[a]	108,720	6,257,923
RenaissanceRe Holdings Ltd.	57,768	8,038,995
Republic Services Inc.	411,324	26,834,778
Rollins Inc.	41,223	1,830,713
Ross Stores Inc.	63,420	3,706,899
SCANA Corp.	40,317	2,434,340
Sherwin-Williams Co. (The)	7,701	2,612,718
Southern Co. (The)	637,824	30,781,386
Starbucks Corp.	209,739	11,506,282

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Stryker Corp.	211,551	$29,906,965
Synopsys Inc.[c]	232,389	18,688,723
Sysco Corp.	137,259	7,229,432
Time Warner Inc.	100,566	10,167,223
TJX Companies Inc. (The)	318,459	23,024,586
Travelers Companies Inc. (The)	116,421	14,107,897
UDR Inc.	274,518	10,656,789
Ulta Salon Cosmetics & Fragrance Inc.[c]	5,889	1,301,528
United Parcel Service Inc. Class B	135,900	15,541,524
UnitedHealth Group Inc.	93,771	18,651,052
Vantiv Inc. Class Ac	65,685	4,643,273
Varian Medical Systems Inc.[c]	150,849	16,027,706
Verizon Communications Inc.	682,218	32,725,997
Visa Inc. Class A	290,826	30,106,308
VMware Inc. Class Aa,c	73,839	7,981,996
Wal-Mart Stores Inc.	288,108	22,492,592
Walt Disney Co. (The)	40,317	4,080,080
Waste Management Inc.	451,188	34,791,107
Waters Corp.[c]	18,120	3,324,658
WEC Energy Group Inc.	340,656	22,217,584
Welltower Inc.	60,702	4,444,600
Westar Energy Inc.	50,283	2,580,021
WR Berkley Corp.	168,063	11,199,718
Xcel Energy Inc.	472,479	23,387,710

		2,072,130,020

TOTAL COMMON STOCKS
(Cost: $3,174,791,046)		3,655,374,513

PREFERRED STOCKS — 0.08%

COLOMBIA — 0.08%
Grupo Aval Acciones y Valores SA, Preference Shares	6,274,956	2,812,740

		2,812,740

TOTAL PREFERRED STOCKS
(Cost: $2,588,844)		2,812,740

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.62%

MONEY MARKET FUNDS — 1.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	56,910,361	$56,927,434
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	2,465,143	2,465,143

		59,392,577

TOTAL SHORT-TERM INVESTMENTS
(Cost: $59,378,772)		59,392,577

TOTAL INVESTMENTS IN SECURITIES — 101.15%
(Cost: $3,236,758,662)[h]		3,717,579,830
Other Assets, Less Liabilities — (1.15)%		(42,205,898)

NET ASSETS — 100.00%		$3,675,373,932

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[c]	Non-income earning security.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,257,880,160. Net unrealized appreciation was $459,699,670, of which $525,135,558 represented gross unrealized appreciation on investments and $65,435,888 represented gross unrealized depreciation on investments.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	88,500,685	—		(31,590,324)[b]	56,910,361	$56,927,434	$16,088	$13,805	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	2,334,558	130,585	[b]	—	2,465,143	2,465,143	242	—	29,119

						$59,392,577	$16,330	$13,805	$29,119

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,648,956,114	$6,418,392	$7	$3,655,374,513
Preferred stocks	2,812,740	—	—	2,812,740
Money market funds	59,392,577	—	—	59,392,577

Total	$3,711,161,431	$6,418,392	$7	$3,717,579,830

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.86%

AIRLINES — 0.20%
Qantas Airways Ltd.	795,638	$3,609,664

		3,609,664
BANKS — 32.51%
Australia & New Zealand Banking Group Ltd.	5,136,385	119,773,317
Bank of Queensland Ltd.	678,490	6,775,235
Bendigo & Adelaide Bank Ltd.	826,886	7,837,341
Commonwealth Bank of Australia	3,025,804	181,913,603
National Australia Bank Ltd.	4,680,461	112,111,652
Westpac Banking Corp.	5,872,157	145,640,016

		574,051,164
BEVERAGES — 1.20%
Coca-Cola Amatil Ltd.	1,002,107	6,398,308
Treasury Wine Estates Ltd.	1,293,430	14,854,795

		21,253,103
BIOTECHNOLOGY — 4.58%
CSL Ltd.	793,934	80,930,141

		80,930,141
CAPITAL MARKETS — 3.04%
ASX Ltd.	339,114	14,707,180
Macquarie Group Ltd.	565,648	38,942,261

		53,649,441
CHEMICALS — 1.04%
Incitec Pivot Ltd.	2,950,223	7,792,095
Orica Ltd.	656,702	10,589,145

		18,381,240
COMMERCIAL SERVICES & SUPPLIES — 1.16%
Brambles Ltd.	2,779,285	20,522,863

		20,522,863
CONSTRUCTION & ENGINEERING — 0.32%
CIMIC Group Ltd.	170,731	5,694,211

		5,694,211
CONSTRUCTION MATERIALS — 1.22%
Boral Ltd.	2,046,106	10,824,532
James Hardie Industries PLC	769,365	10,794,821

		21,619,353
CONTAINERS & PACKAGING — 1.47%
Amcor Ltd./Australia	2,026,083	25,888,563

		25,888,563

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 1.74%
AMP Ltd.	5,120,899	$20,714,362
Challenger Ltd./Australia	998,027	9,926,474

		30,640,836
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.36%
Telstra Corp. Ltd.	7,282,264	21,197,647
TPG Telecom Ltd.	650,270	2,831,531

		24,029,178
ELECTRIC UTILITIES — 0.25%
AusNet Services	3,156,555	4,356,300

		4,356,300
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.61%
BGP Holdings PLC[a,b]	18,888,372	225
Dexus	1,781,857	13,553,349
Goodman Group	3,130,760	20,585,408
GPT Group (The)	3,142,646	12,462,944
Mirvac Group	6,467,658	11,901,185
Scentre Group	9,314,476	28,516,808
Stockland	4,236,023	14,883,916
Vicinity Centres	5,872,401	12,203,156
Westfield Corp.	3,453,703	20,353,026

		134,460,017
FOOD & STAPLES RETAILING — 6.43%
Wesfarmers Ltd.	1,978,497	66,881,194
Woolworths Ltd.	2,263,486	46,677,366

		113,558,560
GAS UTILITIES — 0.78%
APA Group	1,951,961	13,717,028

		13,717,028
HEALTH CARE EQUIPMENT & SUPPLIES — 0.71%
Cochlear Ltd.	100,652	12,470,573

		12,470,573
HEALTH CARE PROVIDERS & SERVICES — 1.68%
Healthscope Ltd.	3,044,518	4,201,680
Ramsay Health Care Ltd.	247,774	13,424,410
Sonic Healthcare Ltd.	693,089	12,038,941

		29,665,031
HOTELS, RESTAURANTS & LEISURE — 2.39%
Aristocrat Leisure Ltd.	950,225	15,955,209
Crown Resorts Ltd.	701,348	6,452,778
Domino’s Pizza Enterprises Ltd.[c]	109,355	3,742,610

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2017

Security	Shares	Value
Flight Centre Travel Group Ltd.[c]	96,527	$3,701,694
Tabcorp Holdings Ltd.	1,466,532	4,780,667
Tatts Group Ltd.	2,312,037	7,536,883

		42,169,841
INSURANCE — 4.29%
Insurance Australia Group Ltd.	4,141,812	21,057,344
Medibank Pvt Ltd.	4,807,338	11,591,334
QBE Insurance Group Ltd.	2,399,497	19,868,994
Suncorp Group Ltd.	2,257,106	23,326,606

		75,844,278
IT SERVICES — 0.51%
Computershare Ltd.	811,281	9,040,716

		9,040,716
MEDIA — 0.28%
REA Group Ltd.	92,560	4,867,344

		4,867,344
METALS & MINING — 13.39%
Alumina Ltd.	4,285,441	7,205,872
BHP Billiton Ltd.	5,618,621	122,016,443
BlueScope Steel Ltd.	999,529	8,617,477
Fortescue Metals Group Ltd.	2,717,191	12,952,387
Newcrest Mining Ltd.	1,341,433	24,311,422
Rio Tinto Ltd.	742,091	39,929,896
South32 Ltd.	9,212,311	21,335,687

		236,369,184
MULTI-UTILITIES — 1.24%
AGL Energy Ltd.	1,151,342	21,907,346

		21,907,346
MULTILINE RETAIL — 0.18%
Harvey Norman Holdings Ltd.	966,353	3,127,168

		3,127,168
OIL, GAS & CONSUMABLE FUELS — 4.73%
Caltex Australia Ltd.	455,174	12,054,496
Oil Search Ltd.	2,401,745	12,782,170
Origin Energy Ltd.[b]	3,072,430	18,642,262
Santos Ltd.[b]	3,272,268	9,758,698
Woodside Petroleum Ltd.	1,326,416	30,330,500

		83,568,126
PROFESSIONAL SERVICES — 0.43%
Seek Ltd.	577,917	7,677,776

		7,677,776

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.72%
LendLease Group	970,469	$12,762,077

		12,762,077
ROAD & RAIL — 0.80%
Aurizon Holdings Ltd.	3,592,987	14,134,892

		14,134,892
TRANSPORTATION INFRASTRUCTURE — 2.60%
Sydney Airport	1,924,369	11,294,714
Transurban Group	3,590,318	34,627,543

		45,922,257

TOTAL COMMON STOCKS
(Cost: $1,913,517,259)		1,745,888,271

SHORT-TERM INVESTMENTS — 0.41%

MONEY MARKET FUNDS — 0.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	6,985,447	6,987,543
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	183,299	183,299

		7,170,842

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,170,523)		7,170,842

TOTAL INVESTMENTS IN SECURITIES — 99.27%
(Cost: $1,920,687,782)[g]		1,753,059,113
Other Assets, Less Liabilities — 0.73%		12,853,213

NET ASSETS — 100.00%		$1,765,912,326

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,979,016,818. Net unrealized depreciation was $226,038,358, of which $96,246,139 represented gross unrealized appreciation on investments and $322,284,497 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,407,298	4,578,149	[b]	—	6,985,447	$6,987,543	$(190)	$319	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	532,214	—		(348,915)[b]	183,299	183,299	53	—	7,465

						$7,170,842	$(137)	$319	$7,465

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
ASX SPI 200 Index	4,450	Sep 2017	$20,076	$(80,653)

Total				$(80,653)

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,745,888,046	$—	$225	$1,745,888,271
Money market funds	7,170,842	—	—	7,170,842

Total	$1,753,058,888	$—	$225	$1,753,059,113

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(80,653)	$—	$—	$(80,653)

Total	$(80,653)	$—	$—	$(80,653)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.51%

AEROSPACE & DEFENSE — 0.63%
Bombardier Inc. Class Ba	4,586,075	$9,144,716
CAE Inc.	635,487	10,446,570

		19,591,286
AUTO COMPONENTS — 1.58%
Linamar Corp.	116,222	6,454,666
Magna International Inc. Class A	898,493	43,063,166

		49,517,832
BANKS — 28.36%
Bank of Montreal	1,503,829	107,484,041
Bank of Nova Scotia (The)	2,810,128	174,132,677
Canadian Imperial Bank of Commerce	1,001,528	83,804,828
National Bank of Canada	791,798	36,301,136
Royal Bank of Canada	3,441,879	254,431,382
Toronto-Dominion Bank (The)	4,319,918	231,061,776

		887,215,840
CAPITAL MARKETS — 4.35%
Brookfield Asset Management Inc. Class A	2,057,061	81,035,488
CI Financial Corp.	581,160	12,673,112
IGM Financial Inc.	224,733	7,329,477
Thomson Reuters Corp.	772,755	35,193,867

		136,231,944
CHEMICALS — 2.40%
Agrium Inc.	308,443	30,132,083
Methanex Corp.	213,464	10,864,317
Potash Corp. of Saskatchewan Inc.	1,964,196	34,043,453

		75,039,853
CONSTRUCTION & ENGINEERING — 0.49%
SNC-Lavalin Group Inc.	354,824	15,438,205

		15,438,205
CONTAINERS & PACKAGING — 0.49%
CCL Industries Inc. Class B	329,438	15,221,809

		15,221,809
DIVERSIFIED FINANCIAL SERVICES — 0.71%
Element Fleet Management Corp.	917,285	6,848,086
Onex Corp.	194,085	15,457,138

		22,305,224

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.08%
BCE Inc.	360,275	$17,080,555
TELUS Corp.	462,189	16,666,452

		33,747,007
ELECTRIC UTILITIES — 1.66%
Emera Inc.	124,065	4,745,888
Fortis Inc./Canada	936,259	34,119,780
Hydro One Ltd.[b]	703,400	12,999,225

		51,864,893
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.52%
H&R REIT	326,686	5,565,713
RioCan REIT	375,533	7,128,762
Smart REIT	152,955	3,712,400

		16,406,875
FOOD & STAPLES RETAILING — 3.62%
Alimentation Couche-Tard Inc. Class B	981,498	46,681,336
Empire Co. Ltd. Class A	395,550	6,622,209
George Weston Ltd.	121,653	10,530,808
Jean Coutu Group PJC Inc. (The) Class A	191,749	3,405,982
Loblaw Companies Ltd.	520,265	28,105,722
Metro Inc.	547,505	18,000,523

		113,346,580
FOOD PRODUCTS — 0.64%
Saputo Inc.	596,323	20,052,624

		20,052,624
HOTELS, RESTAURANTS & LEISURE — 1.01%
Restaurant Brands International Inc.	521,201	31,689,852

		31,689,852
INSURANCE — 8.66%
Fairfax Financial Holdings Ltd.	65,951	34,143,549
Great-West Lifeco Inc.	695,403	19,185,635
Industrial Alliance Insurance & Financial Services Inc.	246,017	10,515,694
Intact Financial Corp.	307,901	25,280,422
Manulife Financial Corp.	4,596,917	89,940,079
Power Corp. of Canada	874,096	21,278,094
Power Financial Corp.	588,256	15,816,638
Sun Life Financial Inc.	1,430,666	54,716,199

		270,876,310

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.13%
Shopify Inc. Class Aa,c	35,840	$3,944,901

		3,944,901
IT SERVICES — 0.83%
CGI Group Inc. Class Aa	510,257	25,855,734

		25,855,734
MEDIA — 0.70%
Shaw Communications Inc. Class B	982,876	21,840,818

		21,840,818
METALS & MINING — 7.66%
Agnico Eagle Mines Ltd.	529,693	27,043,389
Barrick Gold Corp.	2,721,747	48,823,202
First Quantum Minerals Ltd.	1,626,515	19,524,667
Franco-Nevada Corp.	418,216	34,077,724
Goldcorp Inc.	2,024,742	27,712,521
Kinross Gold Corp.[a]	2,952,942	13,401,587
Teck Resources Ltd. Class B	1,330,422	32,980,671
Turquoise Hill Resources Ltd.[a,c]	2,384,856	8,008,170
Wheaton Precious Metals Corp.	1,037,971	21,475,548
Yamana Gold Inc.	2,247,772	6,615,576

		239,663,055
MULTI-UTILITIES — 0.51%
Atco Ltd./Canada Class I	179,451	6,585,476
Canadian Utilities Ltd. Class A	297,136	9,223,955

		15,809,431
MULTILINE RETAIL — 1.43%
Canadian Tire Corp. Ltd. Class Ac	160,295	18,896,591
Dollarama Inc.	261,904	25,708,894

		44,605,485
OIL, GAS & CONSUMABLE FUELS — 21.08%
AltaGas Ltd.	393,670	8,694,494
ARC Resources Ltd.	831,657	10,878,704
Cameco Corp.	938,503	9,371,930
Canadian Natural Resources Ltd.	2,577,575	79,090,178
Cenovus Energy Inc.	2,391,799	18,638,386
Crescent Point Energy Corp.	1,275,591	8,719,294
Enbridge Inc.	3,410,546	135,796,177
Encana Corp.	2,274,915	21,138,791
Husky Energy Inc.[a,c]	832,588	9,702,182
Imperial Oil Ltd.	698,555	20,537,378
Inter Pipeline Ltd.	855,200	15,599,939
Keyera Corp.	437,178	12,636,754
Pembina Pipeline Corp.	927,294	29,769,558
Peyto Exploration & Development Corp.	389,659	6,660,333

Security	Shares	Value
PrairieSky Royalty Ltd.	491,292	$11,497,115
Seven Generations Energy Ltd. Class Aa	571,223	8,661,176
Suncor Energy Inc.	3,874,849	120,935,467
Tourmaline Oil Corp.[a]	509,741	9,904,120
TransCanada Corp.	2,012,336	101,776,451
Veresen Inc.	738,923	10,367,023
Vermilion Energy Inc.	274,534	8,912,091

		659,287,541
PAPER & FOREST PRODUCTS — 0.26%
West Fraser Timber Co. Ltd.	157,217	8,124,498

		8,124,498
PHARMACEUTICALS — 0.33%
Valeant Pharmaceuticals International Inc.[a,c]	770,884	10,323,543

		10,323,543
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.16%
First Capital Realty Inc.	317,895	5,144,638

		5,144,638
ROAD & RAIL — 6.22%
Canadian National Railway Co.	1,785,075	144,115,886
Canadian Pacific Railway Ltd.	325,023	50,373,056

		194,488,942
SOFTWARE — 1.43%
Constellation Software Inc./Canada	44,999	24,921,639
Open Text Corp.	614,943	19,707,605

		44,629,244
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.35%
BlackBerry Ltd.[a,c]	1,179,708	10,886,717

		10,886,717
TEXTILES, APPAREL & LUXURY GOODS — 0.52%
Gildan Activewear Inc.	524,471	16,360,567

		16,360,567
TRADING COMPANIES & DISTRIBUTORS — 0.29%
Finning International Inc.	399,138	9,095,412

		9,095,412
WIRELESS TELECOMMUNICATION SERVICES — 1.41%
Rogers Communications Inc. Class B	846,793	44,029,859

		44,029,859
TOTAL COMMON STOCKS
(Cost: $3,497,459,111)		3,112,636,519

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.42%

MONEY MARKET FUNDS — 1.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	43,796,579	$43,809,718
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	412,255	412,255

		44,221,973

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,219,286)		44,221,973

Value
TOTAL INVESTMENTS IN SECURITIES — 100.93%
(Cost: $3,541,678,397)[g]	$3,156,858,492
Other Assets, Less Liabilities — (0.93)%	(28,938,790)

NET ASSETS — 100.00%	$3,127,919,702

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,616,475,008. Net unrealized depreciation was $459,569,244, of which $243,684,593 represented gross unrealized appreciation on investments and $703,253,837 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	7,205,616	36,590,963	[b]	—	43,796,579	$43,809,718	$(2,561)	$2,687	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,204,076	—		(791,821)[b]	412,255	412,255	288	—	8,519

						$44,221,973	$(2,273)	$2,687	$8,519

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
S&P/TSX 60 Index	20,400	Sep 2017	$14,498	$47,272

Total				$47,272

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,112,636,519	$—	$—	$3,112,636,519
Money market funds	44,221,973	—	—	44,221,973

Total	$3,156,858,492	$—	$—	$3,156,858,492

Derivative financial instruments[a]:
Assets:
Futures contracts	$47,272	$—	$—	$47,272

Total	$47,272	$—	$—	$47,272

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.70%

AIR FREIGHT & LOGISTICS — 0.23%
Yamato Holdings Co. Ltd.	1,761,300	$37,511,241

		37,511,241
AIRLINES — 0.26%
ANA Holdings Inc.	5,871,000	21,753,532
Japan Airlines Co. Ltd.	587,100	20,153,224

		41,906,756
AUTO COMPONENTS — 3.19%
Aisin Seiki Co. Ltd.	819,100	41,155,942
Bridgestone Corp.	3,131,200	134,255,250
Denso Corp.	2,348,400	113,856,645
Koito Manufacturing Co. Ltd.	587,100	36,540,387
NGK Spark Plug Co. Ltd.	782,800	14,900,654
NOK Corp.	391,400	8,798,143
Stanley Electric Co. Ltd.	782,800	25,960,567
Sumitomo Electric Industries Ltd.	3,718,300	58,176,564
Sumitomo Rubber Industries Ltd.	978,500	16,207,573
Toyoda Gosei Co. Ltd.	391,400	9,114,648
Toyota Industries Corp.	782,800	41,679,157
Yokohama Rubber Co. Ltd. (The)	587,100	10,855,429

		511,500,959
AUTOMOBILES — 8.71%
Honda Motor Co. Ltd.	8,416,500	235,609,999
Isuzu Motors Ltd.	2,740,200	35,802,359
Mazda Motor Corp.	2,739,800	40,302,891
Mitsubishi Motors Corp.	3,326,900	24,545,183
Nissan Motor Co. Ltd.	11,350,600	112,722,204
Subaru Corp.	2,957,600	103,620,803
Suzuki Motor Corp.	1,761,300	88,433,071
Toyota Motor Corp.	12,720,500	714,617,949
Yamaha Motor Co. Ltd.	1,369,900	38,709,695

		1,394,364,154
BANKS — 7.37%
Aozora Bank Ltd.	5,871,000	22,190,950
Bank of Kyoto Ltd. (The)	1,543,000	14,257,959
Chiba Bank Ltd. (The)	3,484,000	23,298,419
Chugoku Bank Ltd. (The)	782,800	10,540,701
Concordia Financial Group Ltd.	5,871,700	28,056,760
Fukuoka Financial Group Inc.	3,914,000	17,176,649
Hachijuni Bank Ltd. (The)	1,957,000	11,913,411

Security	Shares	Value
Hiroshima Bank Ltd. (The)	2,454,000	$9,855,243
Japan Post Bank Co. Ltd.	1,957,000	24,893,694
Kyushu Financial Group Inc.	1,761,400	10,722,679
Mebuki Financial Group Inc.	4,813,880	17,058,088
Mitsubishi UFJ Financial Group Inc.	58,577,080	358,775,301
Mizuho Financial Group Inc.	117,224,380	201,409,506
Resona Holdings Inc.	10,763,500	53,651,246
Seven Bank Ltd.	2,739,800	10,380,671
Shinsei Bank Ltd.	7,828,000	12,517,972
Shizuoka Bank Ltd. (The)	2,551,000	22,274,314
Sumitomo Mitsui Financial Group Inc.	6,653,800	248,716,457
Sumitomo Mitsui Trust Holdings Inc.	1,589,432	54,964,367
Suruga Bank Ltd.	782,800	16,728,563
Yamaguchi Financial Group Inc.	922,000	10,421,297

		1,179,804,247
BEVERAGES — 1.44%
Asahi Group Holdings Ltd.	1,957,000	85,154,216
Coca-Cola Bottlers Japan Inc.	587,100	20,110,549
Kirin Holdings Co. Ltd.	4,190,300	95,048,918
Suntory Beverage & Food Ltd.	657,600	30,352,608

		230,666,291
BUILDING PRODUCTS — 1.39%
Asahi Glass Co. Ltd.	984,200	38,362,875
Daikin Industries Ltd.	1,185,500	118,431,515
LIXIL Group Corp.	1,369,900	35,896,707
TOTO Ltd.	782,800	29,765,746

		222,456,843
CAPITAL MARKETS — 1.23%
Daiwa Securities Group Inc.	7,828,000	42,802,929
Japan Exchange Group Inc.	2,544,100	43,295,469
Nomura Holdings Inc.	17,613,000	98,018,922
SBI Holdings Inc./Japan	978,510	13,584,983

		197,702,303
CHEMICALS — 4.86%
Air Water Inc.	782,800	14,424,118
Asahi Kasei Corp.	6,007,000	71,880,965
Daicel Corp.	1,369,900	17,438,033
Hitachi Chemical Co. Ltd.	587,100	15,875,065
JSR Corp.	978,500	19,043,676
Kaneka Corp.	1,370,000	10,655,279

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
Kansai Paint Co. Ltd.	978,500	$24,795,898
Kuraray Co. Ltd.	1,761,300	33,414,450
Mitsubishi Chemical Holdings Corp.	7,054,100	65,567,366
Mitsubishi Gas Chemical Co. Inc.	811,300	20,116,643
Mitsui Chemicals Inc.	4,239,000	25,343,104
Nippon Paint Holdings Co. Ltd.	782,800	26,671,815
Nissan Chemical Industries Ltd.	587,100	19,657,128
Nitto Denko Corp.	792,400	69,822,780
Shin-Etsu Chemical Co. Ltd.	1,897,700	167,665,226
Sumitomo Chemical Co. Ltd.	7,828,000	46,871,270
Taiyo Nippon Sanso Corp.	587,100	6,843,988
Teijin Ltd.	978,500	19,843,831
Toray Industries Inc.	7,240,900	68,882,630
Tosoh Corp.	2,797,000	32,783,300

		777,596,565
COMMERCIAL SERVICES & SUPPLIES — 1.00%
Dai Nippon Printing Co. Ltd.	2,545,000	30,014,628
Park24 Co. Ltd.	587,100	14,098,722
Secom Co. Ltd.	986,300	73,143,563
Sohgo Security Services Co. Ltd.	391,400	17,087,743
Toppan Printing Co. Ltd.	2,602,000	26,029,457

		160,374,113
CONSTRUCTION & ENGINEERING — 1.05%
JGC Corp.	978,500	15,709,699
Kajima Corp.	4,220,000	38,687,807
Obayashi Corp.	3,131,200	36,899,568
Shimizu Corp.	2,605,100	26,888,911
Taisei Corp.	4,992,000	50,028,857

		168,214,842
CONSTRUCTION MATERIALS — 0.14%
Taiheiyo Cement Corp.	5,871,000	22,617,699

		22,617,699
CONSUMER FINANCE — 0.22%
Acom Co. Ltd.[a]	1,957,000	8,001,544
AEON Financial Service Co. Ltd.	587,170	12,435,883
Credit Saison Co. Ltd.	782,800	14,189,406

		34,626,833

Security	Shares	Value
CONTAINERS & PACKAGING — 0.08%
Toyo Seikan Group Holdings Ltd.	782,800	$12,894,934

		12,894,934
DIVERSIFIED CONSUMER SERVICES — 0.09%
Benesse Holdings Inc.	391,400	15,042,904

		15,042,904
DIVERSIFIED FINANCIAL SERVICES — 0.71%
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,152,700	10,874,988
ORIX Corp.	6,458,100	103,243,930

		114,118,918
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.05%
Nippon Telegraph & Telephone Corp.	3,381,900	168,019,528

		168,019,528
ELECTRIC UTILITIES — 1.18%
Chubu Electric Power Co. Inc.	3,131,200	40,882,559
Chugoku Electric Power Co. Inc. (The)	1,369,900	15,782,602
Kansai Electric Power Co. Inc. (The)	3,522,600	49,289,515
Kyushu Electric Power Co. Inc.	2,152,700	25,270,656
Tohoku Electric Power Co. Inc.	2,152,700	29,417,234
Tokyo Electric Power Co. Holdings Inc.[a]	7,045,200	28,485,499

		189,128,065
ELECTRICAL EQUIPMENT — 1.84%
Fuji Electric Co. Ltd.	2,424,000	13,346,756
Mabuchi Motor Co. Ltd.	218,900	10,322,470
Mitsubishi Electric Corp.	9,393,600	138,864,139
Nidec Corp.	1,174,200	132,932,328

		295,465,693
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.72%
Alps Electric Co. Ltd.	979,200	26,868,835
Hamamatsu Photonics KK	782,800	24,218,009
Hirose Electric Co. Ltd.	195,760	27,071,299
Hitachi High-Technologies Corp.	391,400	13,958,250
Hitachi Ltd.	23,484,000	161,524,514
Keyence Corp.	473,152	246,162,852
Kyocera Corp.	1,565,600	93,884,790
Murata Manufacturing Co. Ltd.	928,100	142,006,215

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
Nippon Electric Glass Co. Ltd.	391,500	$14,868,890
Omron Corp.	978,500	49,076,140
Shimadzu Corp.	1,174,900	21,574,350
TDK Corp.	605,900	40,573,169
Yaskawa Electric Corp.	1,174,200	35,526,858
Yokogawa Electric Corp.	1,179,000	18,350,236

		915,664,407
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.12%
Daiwa House REIT Investment Corp.	6,265	15,301,036
Japan Prime Realty Investment Corp.	3,914	14,047,156
Japan Real Estate Investment Corp.	5,871	30,405,869
Japan Retail Fund Investment Corp.	12,106	22,251,897
Nippon Building Fund Inc.	6,278	33,369,344
Nippon Prologis REIT Inc.	7,828	16,984,612
Nomura Real Estate Master Fund Inc.	17,613	23,252,489
United Urban Investment Corp.	15,663	23,609,774

		179,222,177
FOOD & STAPLES RETAILING — 1.67%
Aeon Co. Ltd.	2,935,900	43,267,579
FamilyMart UNY Holdings Co. Ltd.	391,400	21,195,203
Lawson Inc.	239,700	16,094,703
Seven & I Holdings Co. Ltd.	3,718,380	147,471,640
Sundrug Co. Ltd.	391,400	16,198,683
Tsuruha Holdings Inc.	195,700	23,275,604

		267,503,412
FOOD PRODUCTS — 1.56%
Ajinomoto Co. Inc.	2,739,800	54,056,657
Calbee Inc.[b]	393,200	13,432,964
Kikkoman Corp.	706,900	22,126,753
MEIJI Holdings Co. Ltd.	587,156	46,733,478
NH Foods Ltd.	854,000	25,062,875
Nisshin Seifun Group Inc.	978,575	16,991,249
Nissin Foods Holdings Co. Ltd.	278,000	17,125,568
Toyo Suisan Kaisha Ltd.	391,400	14,456,124
Yakult Honsha Co. Ltd.	412,700	28,573,269
Yamazaki Baking Co. Ltd.	587,100	11,116,813

		249,675,750

Security	Shares	Value
GAS UTILITIES — 0.62%
Osaka Gas Co. Ltd.	8,892,000	$34,748,766
Toho Gas Co. Ltd.	1,957,000	12,891,378
Tokyo Gas Co. Ltd.	9,785,000	51,850,009

		99,490,153
HEALTH CARE EQUIPMENT & SUPPLIES — 1.71%
CYBERDYNE Inc.[a,b]	391,400	5,142,326
Hoya Corp.	1,957,000	111,932,718
Olympus Corp.	1,376,200	47,453,017
Sysmex Corp.	782,800	48,222,642
Terumo Corp.	1,565,600	60,456,115

		273,206,818
HEALTH CARE PROVIDERS & SERVICES — 0.37%
Alfresa Holdings Corp.	978,500	18,394,662
Medipal Holdings Corp.	782,800	13,791,107
Miraca Holdings Inc.	274,300	12,448,923
Suzuken Co. Ltd./Aichi Japan	391,440	14,244,205

		58,878,897
HEALTH CARE TECHNOLOGY — 0.16%
M3 Inc.	978,500	25,400,459

		25,400,459
HOTELS, RESTAURANTS & LEISURE — 0.59%
McDonald’s Holdings Co. Japan Ltd.	391,400	17,372,243
Oriental Land Co. Ltd./Japan	1,026,600	77,036,974

		94,409,217
HOUSEHOLD DURABLES — 3.52%
Casio Computer Co. Ltd.	978,900	13,821,648
Iida Group Holdings Co. Ltd.	782,880	13,294,591
Nikon Corp.	1,565,600	25,789,867
Panasonic Corp.	10,763,515	143,321,200
Rinnai Corp.	195,700	16,981,056
Sekisui Chemical Co. Ltd.	1,964,000	36,581,865
Sekisui House Ltd.	2,935,500	50,783,137
Sharp Corp./Japan[a,b]	7,294,000	21,870,071
Sony Corp.	6,115,500	240,986,039

		563,429,474
HOUSEHOLD PRODUCTS — 0.42%
Lion Corp.	1,100,600	21,860,000
Unicharm Corp.	1,957,000	45,999,991

		67,859,991

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
Electric Power Development Co. Ltd.	782,800	$21,408,577

		21,408,577
INDUSTRIAL CONGLOMERATES — 0.52%
Keihan Holdings Co. Ltd.	1,957,000	11,788,943
Seibu Holdings Inc.	979,200	16,824,161
Toshiba Corp.[a,b]	19,570,000	54,410,503

		83,023,607
INSURANCE — 2.73%
Dai-ichi Life Holdings Inc.	5,285,000	84,994,094
Japan Post Holdings Co. Ltd.	2,152,700	26,718,047
MS&AD Insurance Group Holdings Inc.	2,348,440	77,434,933
Sompo Holdings Inc.	1,761,350	66,174,653
Sony Financial Holdings Inc.	782,800	12,389,947
T&D Holdings Inc.	2,739,800	37,552,138
Tokio Marine Holdings Inc.	3,326,900	132,701,172

		437,964,984
INTERNET & DIRECT MARKETING RETAIL — 0.52%
Rakuten Inc.	4,501,100	53,390,751
Start Today Co. Ltd.	979,200	30,427,621

		83,818,372
INTERNET SOFTWARE & SERVICES — 0.39%
DeNA Co. Ltd.	520,300	11,118,895
Kakaku.com Inc.	696,100	8,658,558
Mixi Inc.	200,800	10,691,332
Yahoo Japan Corp.	6,849,500	31,366,055

		61,834,840
IT SERVICES — 1.04%
Fujitsu Ltd.	9,785,000	72,467,322
Nomura Research Institute Ltd.	620,004	24,110,641
NTT Data Corp.	2,935,500	31,686,116
Obic Co. Ltd.	391,400	24,502,508
Otsuka Corp.	219,700	14,532,219

		167,298,806
LEISURE PRODUCTS — 0.81%
Bandai Namco Holdings Inc.	978,598	32,765,161
Sankyo Co. Ltd.	195,700	6,383,454
Sega Sammy Holdings Inc.	782,800	11,237,725
Shimano Inc.	391,400	52,845,757
Yamaha Corp.	782,800	27,240,814

		130,472,911

Security	Shares	Value
MACHINERY — 5.48%
Amada Holdings Co. Ltd.	1,565,600	$17,169,537
FANUC Corp.	942,300	182,706,542
Hino Motors Ltd.	1,174,200	13,474,601
Hitachi Construction Machinery Co. Ltd.	587,100	16,563,197
Hoshizaki Corp.	250,200	21,755,533
IHI Corp.[a]	7,828,000	25,889,442
JTEKT Corp.	1,174,900	15,703,052
Kawasaki Heavy Industries Ltd.	7,828,000	24,040,196
Komatsu Ltd.	4,501,100	121,667,931
Kubota Corp.	5,088,200	88,024,103
Kurita Water Industries Ltd.	391,400	11,255,506
Makita Corp.	1,174,200	47,102,426
MINEBEA MITSUMI Inc.	1,957,000	32,130,647
Mitsubishi Heavy Industries Ltd.	15,656,000	59,872,891
Nabtesco Corp.	587,100	20,510,626
NGK Insulators Ltd.	1,204,000	22,458,768
NSK Ltd.	1,890,000	22,410,049
SMC Corp./Japan	278,200	95,320,026
Sumitomo Heavy Industries Ltd.	2,637,000	19,646,920
THK Co. Ltd.	587,700	19,597,120

		877,299,113
MARINE — 0.21%
Mitsui OSK Lines Ltd.	5,871,000	18,830,302
Nippon Yusen KKa	7,828,000	15,505,215

		34,335,517
MEDIA — 0.51%
Dentsu Inc.	1,035,400	43,274,941
Hakuhodo DY Holdings Inc.	1,174,900	15,980,604
Toho Co. Ltd./Tokyo	587,100	21,790,873

		81,046,418
METALS & MINING — 1.50%
Hitachi Metals Ltd.	978,500	13,060,299
JFE Holdings Inc.	2,544,150	50,208,012
Kobe Steel Ltd.[a]	1,571,200	18,901,225
Maruichi Steel Tube Ltd.	242,600	7,174,841
Mitsubishi Materials Corp.	587,100	21,044,062
Nippon Steel & Sumitomo Metal Corp.	3,718,770	88,678,102
Sumitomo Metal Mining Co. Ltd.	2,429,000	41,822,233

		240,888,774

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
MULTILINE RETAIL — 0.72%
Don Quijote Holdings Co. Ltd.	587,100	$22,270,966
Isetan Mitsukoshi Holdings Ltd.	1,565,660	16,103,281
J Front Retailing Co. Ltd.	1,174,200	16,376,495
Marui Group Co. Ltd.	978,500	13,682,641
Ryohin Keikaku Co. Ltd.	117,400	32,534,072
Takashimaya Co. Ltd.	1,522,000	13,953,280

		114,920,735
OIL, GAS & CONSUMABLE FUELS — 0.89%
Idemitsu Kosan Co. Ltd.	587,100	14,328,099
INPEX Corp.	4,696,800	44,851,325
JXTG Holdings Inc.	15,124,895	73,164,584
Showa Shell Sekiyu KK	991,900	10,859,890

		143,203,898
PAPER & FOREST PRODUCTS — 0.13%
Oji Holdings Corp.	3,914,000	20,519,517

		20,519,517
PERSONAL PRODUCTS — 1.60%
Kao Corp.	2,388,700	148,930,214
Kose Corp.	145,400	18,231,147
Pola Orbis Holdings Inc.	410,800	13,194,421
Shiseido Co. Ltd.	1,825,900	75,634,001

		255,989,783
PHARMACEUTICALS — 5.04%
Astellas Pharma Inc.	9,980,750	125,462,181
Chugai Pharmaceutical Co. Ltd.	1,174,200	47,689,206
Daiichi Sankyo Co. Ltd.	2,740,269	64,709,787
Eisai Co. Ltd.	1,369,900	70,872,348
Hisamitsu Pharmaceutical Co. Inc.	256,300	12,318,980
Kyowa Hakko Kirin Co. Ltd.	1,174,200	20,601,310
Mitsubishi Tanabe Pharma Corp.	1,174,200	28,805,561
Ono Pharmaceutical Co. Ltd.	1,965,900	40,028,911
Otsuka Holdings Co. Ltd.	1,957,000	78,752,980
Santen Pharmaceutical Co. Ltd.	1,761,300	27,301,270
Shionogi & Co. Ltd.	1,411,700	74,330,379
Sumitomo Dainippon Pharma Co. Ltd.	782,800	10,626,051
Taisho Pharmaceutical Holdings Co. Ltd.	142,700	11,124,532
Takeda Pharmaceutical Co. Ltd.	3,522,600	194,501,546

		807,125,042

Security	Shares	Value
PROFESSIONAL SERVICES — 0.66%
Recruit Holdings Co. Ltd.	5,283,900	$105,188,305

		105,188,305
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.98%
Aeon Mall Co. Ltd.	587,100	10,540,701
Daito Trust Construction Co. Ltd.	333,100	58,971,956
Daiwa House Industry Co. Ltd.	2,739,800	95,766,042
Hulic Co. Ltd.	1,369,900	13,554,617
Mitsubishi Estate Co. Ltd.	6,117,300	105,271,363
Mitsui Fudosan Co. Ltd.	4,360,900	94,223,335
Nomura Real Estate Holdings Inc.	587,100	12,114,339
Sumitomo Realty & Development Co. Ltd.	1,957,000	59,158,086
Tokyo Tatemono Co. Ltd.	978,500	12,037,879
Tokyu Fudosan Holdings Corp.	2,553,000	15,216,864

		476,855,182
ROAD & RAIL — 3.90%
Central Japan Railway Co.	702,400	118,896,166
East Japan Railway Co.	1,610,400	147,563,911
Hankyu Hanshin Holdings Inc.	1,174,200	44,701,963
Keikyu Corp.	2,111,000	22,402,762
Keio Corp.	2,788,000	23,178,448
Keisei Electric Railway Co. Ltd.	609,400	16,583,255
Kintetsu Group Holdings Co. Ltd.	8,862,000	33,415,682
Kyushu Railway Co.	782,800	24,466,945
Nagoya Railroad Co. Ltd.	4,514,000	20,178,884
Nippon Express Co. Ltd.	3,914,000	26,991,877
Odakyu Electric Railway Co. Ltd.	1,369,900	26,511,784
Tobu Railway Co. Ltd.	4,665,000	25,770,671
Tokyu Corp.	2,568,900	37,345,448
West Japan Railway Co.	782,800	56,835,860

		624,843,656
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.21%
Disco Corp.	133,300	23,871,915
Renesas Electronics Corp.[a]	2,544,100	25,635,171
Rohm Co. Ltd.	437,500	34,026,894
Tokyo Electron Ltd.	782,852	109,966,309

		193,500,289

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
SOFTWARE — 1.75%
Konami Holdings Corp.	444,300	$23,131,374
LINE Corp.[a,b]	196,600	6,930,838
Nexon Co. Ltd.[a]	979,200	24,404,376
Nintendo Co. Ltd.	554,400	184,564,928
Oracle Corp. Japan	195,700	14,456,124
Trend Micro Inc./Japan	587,100	27,151,908

		280,639,548
SPECIALTY RETAIL — 1.28%
ABC-Mart Inc.	195,700	10,046,384
Fast Retailing Co. Ltd.	258,300	73,856,996
Hikari Tsushin Inc.	93,100	11,538,107
Nitori Holdings Co. Ltd.	391,400	60,384,990
Shimamura Co. Ltd.	108,100	13,181,010
USS Co. Ltd.	978,500	19,212,598
Yamada Denki Co. Ltd.	3,131,200	16,927,712

		205,147,797
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.56%
Brother Industries Ltd.	1,174,200	27,802,700
Canon Inc.	5,283,950	185,029,469
FUJIFILM Holdings Corp.	1,957,000	76,850,391
Konica Minolta Inc.	2,349,100	18,739,867
NEC Corp.	12,373,000	32,714,365
Ricoh Co. Ltd.	3,326,900	33,281,091
Seiko Epson Corp.	1,369,900	35,112,556

		409,530,439
TEXTILES, APPAREL & LUXURY GOODS — 0.07%
Asics Corp.	782,800	11,785,386

		11,785,386
TOBACCO — 1.14%
Japan Tobacco Inc.	5,341,600	182,680,196

		182,680,196
TRADING COMPANIES & DISTRIBUTORS — 3.83%
ITOCHU Corp.	7,240,900	118,159,698
Marubeni Corp.	8,023,700	52,154,779
MISUMI Group Inc.	1,369,900	35,112,556
Mitsubishi Corp.	7,436,600	171,860,732
Mitsui & Co. Ltd.	8,219,400	122,813,041
Sumitomo Corp.	5,871,000	83,029,361
Toyota Tsusho Corp.	978,500	30,094,698

		613,224,865

Security	Shares	Value
TRANSPORTATION INFRASTRUCTURE — 0.12%
Japan Airport Terminal Co. Ltd.	195,700	$7,094,703
Kamigumi Co. Ltd.	1,106,000	12,229,711

		19,324,414
WIRELESS TELECOMMUNICATION SERVICES — 4.48%
KDDI Corp.	8,806,500	237,405,829
NTT DOCOMO Inc.	6,653,800	154,374,689
SoftBank Group Corp.	4,022,800	326,107,774

		717,888,292

TOTAL COMMON STOCKS
(Cost: $15,934,505,938)		15,970,512,906

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	40,539,970	40,552,132
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	5,281,032	5,281,032

		45,833,164

TOTAL SHORT-TERM INVESTMENTS
(Cost: $45,826,352)		45,833,164

TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $15,980,332,290)[f]		16,016,346,070
Other Assets, Less Liabilities — 0.01%		1,342,829

NET ASSETS — 100.00%		$16,017,688,899

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $16,201,644,044. Net unrealized depreciation was $184,655,742, of which $1,514,855,596 represented gross unrealized appreciation on investments and $1,699,511,338 represented gross unrealized depreciation on investments.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	50,929,509	—		(10,389,539)[b]	40,539,970	$40,552,132	$1,589	$6,812	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,192,177	4,088,855	[b]	—	5,281,032	5,281,032	122	—	43,064

						$45,833,164	$1,711	$6,812	$43,064

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
TOPIX Index	3,060,000	Sep 2017	$45,069	$642,232

Total				$642,232

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,905,803,119	$64,709,787	$—	$15,970,512,906
Money market funds	45,833,164	—	—	45,833,164

Total	$15,951,636,283	$64,709,787	$—	$16,016,346,070

Derivative financial instruments[a]:
Assets:
Futures contracts	$642,232	$—	$—	$642,232

Total	$642,232	$—	$—	$642,232

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.81%

AIRLINES — 0.85%
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	5,083,700	$6,414,971
Grupo Aeromexico SAB de CVa	2,404,043	4,873,438

		11,288,409
AUTO COMPONENTS — 0.24%
Rassini SAB de CV	678,499	3,148,709

		3,148,709
BANKS — 13.33%
Banregio Grupo Financiero SAB de CV	1,813,000	11,732,837
Grupo Financiero Banorte SAB de CV Series O	15,208,478	104,036,562
Grupo Financiero Inbursa SAB de CV Series Ob	16,392,192	27,500,052
Grupo Financiero Interacciones SA de CV Series O	955,800	5,728,016
Grupo Financiero Santander Mexico SAB de CV Series B	13,104,650	27,080,235

		176,077,702
BEVERAGES — 12.25%
Arca Continental SAB de CV	3,079,729	22,601,931
Coca-Cola Femsa SAB de CV Series L	2,373,447	19,513,329
Fomento Economico Mexicano SAB de CV	11,925,510	119,725,155

		161,840,415
BUILDING PRODUCTS — 0.36%
Elementia SAB de CVa,b,c	3,350,190	4,716,234

		4,716,234
CAPITAL MARKETS — 0.46%
Bolsa Mexicana de Valores SAB de CV	3,481,687	6,038,291

		6,038,291
CHEMICALS — 1.55%
Mexichem SAB de CV	7,664,418	20,478,298

		20,478,298
CONSTRUCTION MATERIALS — 6.16%
Cemex SAB de CV CPO[a]	86,737,029	81,321,668

		81,321,668

Security	Shares	Value
CONSUMER FINANCE — 1.59%
Credito Real SAB de CV SOFOM ERb	2,230,174	$4,174,362
Gentera SAB de CV	7,532,706	11,593,167
Unifin Financiera SAB de CV SOFOM ENR	1,519,348	5,244,437

		21,011,966
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.93%
Axtel SAB de CV CPO[a,b]	11,390,777	2,658,716
Telesites SAB de CVa,b	12,110,146	9,668,956

		12,327,672
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.13%
Concentradora Fibra Danhos SA de CV	2,340,790	4,099,034
Concentradora Fibra Hotelera Mexicana SA de CV	5,020,290	4,120,960
Fibra Uno Administracion SA de CV	18,113,700	32,410,593
Macquarie Mexico Real Estate Management SA de CV	6,716,100	9,043,857
PLA Administradora Industrial S. de RL de CVb	6,621,500	11,294,194
Prologis Property Mexico SA de CV	3,320,800	6,782,181

		67,750,819
FOOD & STAPLES RETAILING — 6.59%
Grupo Comercial Chedraui SA de CV	2,943,000	6,324,327
La Comer SAB de CVa,b	4,837,855	4,828,965
Wal-Mart de Mexico SAB de CV	31,111,233	75,915,755

		87,069,047
FOOD PRODUCTS — 5.59%
Gruma SAB de CV Series B	1,564,450	23,017,216
Grupo Bimbo SAB de CV Series A	11,579,104	28,157,179
Grupo Herdez SAB de CV	2,207,044	5,421,407
Grupo Lala SAB de CVb	4,935,800	8,790,018
Industrias Bachoco SAB de CV Series B	1,587,400	8,451,467

		73,837,287
GAS UTILITIES — 1.47%
Infraestructura Energetica Nova SAB de CV	3,549,400	19,347,419

		19,347,419

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2017

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.49%
Alsea SAB de CV	4,127,966	$15,066,372
Hoteles City Express SAB de CVa,b	3,715,200	4,590,128

		19,656,500
HOUSEHOLD DURABLES — 0.24%
Consorcio ARA SAB de CV	9,121,819	3,116,908

		3,116,908
HOUSEHOLD PRODUCTS — 1.64%
Kimberly-Clark de Mexico SAB de CV Series A	10,987,654	21,639,009

		21,639,009
INDUSTRIAL CONGLOMERATES — 3.20%
Alfa SAB de CV	20,073,651	28,191,131
Grupo Carso SAB de CV Series A1	3,471,833	14,074,143

		42,265,274
INSURANCE — 0.32%
Qualitas Controladora SAB de CV	2,400,000	4,194,639

		4,194,639
MACHINERY — 0.23%
Grupo Rotoplas SAB de CVb	1,850,600	3,088,011

		3,088,011
MEDIA — 4.72%
Grupo Televisa SAB	11,448,647	59,379,890
TV Azteca SAB de CV CPO[b]	15,341,939	2,943,958

		62,323,848
METALS & MINING — 7.23%
Grupo Mexico SAB de CV Series B	17,795,886	58,851,161
Industrias CH SAB de CV Series Ba,b	1,283,783	6,160,775
Industrias Penoles SAB de CV	998,293	26,019,388
Minera Frisco SAB de CV Series A1[a,b]	6,437,803	4,453,752

		95,485,076
MORTGAGE REAL ESTATE INVESTMENT — 0.29%
Concentradora Hipotecaria SAPI de CV	3,105,700	3,891,110

		3,891,110
MULTILINE RETAIL — 0.96%
El Puerto de Liverpool SAB de CV Series C1[b]	1,417,810	12,742,411

		12,742,411

Security	Shares	Value
PHARMACEUTICALS — 0.65%
Genomma Lab Internacional SAB de CV Series Ba	6,671,193	$8,575,390

		8,575,390
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.79%
Corp Inmobiliaria Vesta SAB de CVb	4,549,149	6,707,811
Grupo GICSA SA de CVa,b	5,458,566	3,662,984

		10,370,795
TRANSPORTATION INFRASTRUCTURE — 6.74%
Grupo Aeroportuario del Centro Norte SAB de CV	2,015,492	12,229,050
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,541,449	28,121,315
Grupo Aeroportuario del Sureste SAB de CV Series B	1,466,555	30,010,367
Promotora y Operadora de Infraestructura SAB de CV	1,696,025	18,642,929

		89,003,661
WIRELESS TELECOMMUNICATION SERVICES — 14.81%
America Movil SAB de CV Series L	209,703,018	195,551,425

		195,551,425

TOTAL COMMON STOCKS
(Cost: $1,567,368,302)		1,318,157,993

SHORT-TERM INVESTMENTS — 2.13%

MONEY MARKET FUNDS — 2.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	27,657,667	27,665,964
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	431,254	431,254

		28,097,218

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,090,746)		28,097,218

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 101.94%
(Cost: $1,595,459,048)[g]	$1,346,255,211
Other Assets, Less Liabilities — (1.94)%	(25,613,616)

NET ASSETS — 100.00%	$1,320,641,595

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,637,442,968. Net unrealized depreciation was $291,187,757, of which $14,486,443 represented gross unrealized appreciation on investments and $305,674,200 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	19,391,449	8,266,218	[b]	—	27,657,667	$27,665,964	$(2,087)	$6,472	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,875,747	—		(1,444,493)[b]	431,254	431,254	61	—	4,023

						$28,097,218	$(2,026)	$6,472	$4,023

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,318,157,993	$—	$—	$1,318,157,993
Money market funds	28,097,218	—	—	28,097,218

Total	$1,346,255,211	$—	$—	$1,346,255,211

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.12%

AEROSPACE & DEFENSE — 0.67%
Hanwha Techwin Co. Ltd.[a,b]	256,207	$8,815,919
Korea Aerospace Industries Ltd. Class A	402,973	16,528,469

		25,344,388
AIR FREIGHT & LOGISTICS — 0.42%
Hyundai Glovis Co. Ltd.	115,346	15,855,472

		15,855,472
AIRLINES — 0.26%
Korean Air Lines Co. Ltd.[a]	331,823	9,769,886

		9,769,886
AUTO COMPONENTS — 3.17%
Hankook Tire Co. Ltd.	433,669	22,691,088
Hanon Systems	1,284,402	13,156,122
Hyundai Mobis Co. Ltd.	364,802	76,350,898
Hyundai Wia Corp.[b]	125,637	7,799,388

		119,997,496
AUTOMOBILES — 3.90%
Hyundai Motor Co.	819,622	102,125,657
Kia Motors Corp.	1,441,239	45,310,325

		147,435,982
BANKS — 9.51%
BNK Financial Group Inc.	1,668,095	14,586,216
DGB Financial Group Inc.	1,137,245	11,094,089
Hana Financial Group Inc.	1,616,273	70,235,347
Industrial Bank of Korea	1,529,944	20,284,376
KB Financial Group Inc.	2,133,507	104,821,114
Shinhan Financial Group Co. Ltd.	2,284,419	105,347,453
Woori Bank	2,025,297	33,407,701

		359,776,296
BEVERAGES — 0.18%
Lotte Chilsung Beverage Co. Ltd.[b]	5,063	6,946,134

		6,946,134
BIOTECHNOLOGY — 1.53%
Celltrion Inc.[a,b]	440,870	45,001,895
Medy-Tox Inc.	25,407	12,822,919

		57,824,814
BUILDING PRODUCTS — 0.36%
KCC Corp.	38,266	13,438,574

		13,438,574

Security	Shares	Value
CAPITAL MARKETS — 1.63%
Korea Investment Holdings Co. Ltd.	261,112	$15,213,780
Mirae Asset Daewoo Co. Ltd.	2,332,625	20,996,935
NH Investment & Securities Co. Ltd.	963,839	11,795,830
Samsung Securities Co. Ltd.	419,669	13,603,141

		61,609,686
CHEMICALS — 4.57%
Hanwha Chemical Corp.	661,900	20,750,413
Hyosung Corp.	130,458	18,337,702
Kumho Petrochemical Co. Ltd.[b]	130,450	9,116,229
LG Chem Ltd.	248,303	83,457,642
Lotte Chemical Corp.	87,520	31,007,662
OCI Co. Ltd.[b]	115,748	10,090,483

		172,760,131
COMMERCIAL SERVICES & SUPPLIES — 0.45%
KEPCO Plant Service & Engineering Co. Ltd.	165,419	6,711,528
S-1 Corp.	129,839	10,328,626

		17,040,154
CONSTRUCTION & ENGINEERING — 1.52%
Daelim Industrial Co. Ltd.	178,386	13,257,136
Daewoo Engineering & Construction Co. Ltd.[a]	1,092,520	6,811,295
GS Engineering & Construction Corp.[a,b]	352,143	8,900,386
Hyundai Development Co. Engineering & Construction	368,601	12,307,403
Hyundai Engineering & Construction Co. Ltd.	451,995	16,294,428

		57,570,648
CONSUMER FINANCE — 0.21%
Samsung Card Co. Ltd.	246,544	8,111,726

		8,111,726
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.15%
KT Corp.	205,716	5,692,036

		5,692,036
ELECTRIC UTILITIES — 1.41%
Korea Electric Power Corp.	1,398,226	53,196,076

		53,196,076
ELECTRICAL EQUIPMENT — 0.17%
Doosan Heavy Industries & Construction Co. Ltd.[b]	395,357	6,311,126

		6,311,126

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.59%
LG Display Co. Ltd.	1,305,800	$36,072,783
LG Innotek Co. Ltd.	96,870	15,850,049
Samsung Electro-Mechanics Co. Ltd.	337,318	30,213,833
Samsung SDI Co. Ltd.	308,349	53,734,106

		135,870,771
FOOD & STAPLES RETAILING — 1.30%
BGF retail Co. Ltd.	151,486	12,252,149
Dongsuh Cos. Inc.	288,891	6,789,297
E-MART Inc.	116,853	23,213,083
GS Retail Co. Ltd.	194,342	6,954,327

		49,208,856
FOOD PRODUCTS — 1.10%
CJ CheilJedang Corp.	48,779	15,681,436
Lotte Confectionery Co. Ltd.[b]	43,156	7,558,806
Orion Corp./Republic of Korea[a]	149,224	11,553,082
Ottogi Corp.[b]	10,082	6,804,188

		41,597,512
GAS UTILITIES — 0.21%
Korea Gas Corp.[a]	201,310	8,087,392

		8,087,392
HOTELS, RESTAURANTS & LEISURE — 0.56%
Kangwon Land Inc.	691,285	21,150,525

		21,150,525
HOUSEHOLD DURABLES — 2.12%
Coway Co. Ltd.	308,582	27,037,869
Hanssem Co. Ltd.	67,730	10,211,156
LG Electronics Inc.	596,725	43,129,734

		80,378,759
INDUSTRIAL CONGLOMERATES — 4.62%
CJ Corp.	91,663	14,388,392
Hanwha Corp.	310,836	13,548,767
LG Corp.	536,667	39,978,741
Samsung C&T Corp.	416,572	47,656,782
SK Holdings Co. Ltd.	250,389	59,399,661

		174,972,343
INSURANCE — 3.59%
Dongbu Insurance Co. Ltd.	302,825	20,195,495
Hanwha Life Insurance Co. Ltd.	1,631,360	10,590,240
Hyundai Marine & Fire Insurance Co. Ltd.	411,974	16,879,389

Security	Shares	Value
Samsung Fire & Marine Insurance Co. Ltd.	183,694	$45,043,802
Samsung Life Insurance Co. Ltd.	421,324	43,156,192

		135,865,118
INTERNET SOFTWARE & SERVICES — 3.20%
Kakao Corp.[b]	192,719	21,022,027
NAVER Corp.	149,294	99,961,839

		120,983,866
IT SERVICES — 0.79%
Samsung SDS Co. Ltd.	202,144	30,027,598

		30,027,598
LIFE SCIENCES TOOLS & SERVICES — 0.68%
Samsung Biologics Co. Ltd.[a,b,c]	102,741	25,785,476

		25,785,476
MACHINERY — 1.22%
Doosan Bobcat Inc.	242,001	8,187,601
Hyundai Heavy Industries Co. Ltd.[a,b]	175,100	23,059,906
Samsung Heavy Industries Co. Ltd.[a,b]	1,575,018	14,945,630

		46,193,137
MARINE — 0.22%
Pan Ocean Co. Ltd.[a]	1,440,351	8,213,424

		8,213,424
MEDIA — 0.46%
Cheil Worldwide Inc.	501,070	8,443,003
CJ E&M Corp.	133,328	8,986,279

		17,429,282
METALS & MINING — 4.43%
Hyundai Steel Co.	459,107	23,492,793
Korea Zinc Co. Ltd.	50,582	23,146,783
POSCO	397,510	121,093,194

		167,732,770
MULTILINE RETAIL — 0.92%
Hyundai Department Store Co. Ltd.	107,100	9,175,115
Lotte Shopping Co. Ltd.[b]	72,819	16,596,739
Shinsegae Inc.	52,983	9,068,570

		34,840,424
OIL, GAS & CONSUMABLE FUELS — 2.87%
GS Holdings Corp.	316,617	19,823,661
S-Oil Corp.	266,313	29,640,193
SK Innovation Co. Ltd.	354,173	59,206,820

		108,670,674

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Security	Shares	Value
PERSONAL PRODUCTS — 2.89%
AmorePacific Corp.[b]	176,557	$45,094,374
AmorePacific Group[b]	168,180	19,985,917
LG Household & Health Care Ltd.	51,990	44,262,504

		109,342,795
PHARMACEUTICALS — 0.89%
Hanmi Pharm Co. Ltd.[a,b]	38,151	13,635,024
Hanmi Science Co. Ltd.[a,b]	110,150	8,742,839
Yuhan Corp.	55,780	11,179,744

		33,557,607
ROAD & RAIL — 0.21%
CJ Logistics Corp.[a,b]	54,230	8,127,767

		8,127,767
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.57%
Hyundai Robotics Co. Ltd.[a]	55,160	21,670,699
SK Hynix Inc.	3,107,210	189,033,882

		210,704,581
SOFTWARE — 1.27%
NCsoft Corp.	100,278	34,193,766
Netmarble Games Corp.[a,b,c]	101,935	13,966,795

		48,160,561
SPECIALTY RETAIL — 0.33%
Hotel Shilla Co. Ltd.[b]	230,326	12,643,827

		12,643,827
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 22.24%
Samsung Electronics Co. Ltd.	409,781	841,657,322

		841,657,322
TOBACCO — 1.70%
KT&G Corp.	633,494	64,326,945

		64,326,945
TRADING COMPANIES & DISTRIBUTORS — 0.34%
Posco Daewoo Corp.	346,554	6,500,193
SK Networks Co. Ltd.[b]	1,020,734	6,345,641

		12,845,834
WIRELESS TELECOMMUNICATION SERVICES — 0.69%
SK Telecom Co. Ltd.	116,876	26,275,334

		26,275,334

TOTAL COMMON STOCKS
(Cost: $1,670,622,208)		3,713,331,125

Security	Shares	Value
PREFERRED STOCKS — 1.79%

AUTOMOBILES — 0.86%
Hyundai Motor Co., Preference Shares	145,830	$12,467,198
Hyundai Motor Co. Series 2, Preference Shares	222,581	20,134,145

		32,601,343
CHEMICALS — 0.34%
LG Chem Ltd., Preference Shares	55,687	12,988,366

		12,988,366
PERSONAL PRODUCTS — 0.49%
AmorePacific Corp., Preference Shares	64,159	9,758,131
LG Household & Health Care Ltd., Preference Shares	16,176	8,607,307

		18,365,438
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.10%
Samsung Electronics Co. Ltd., Preference Shares	2,164	3,617,542

		3,617,542

TOTAL PREFERRED STOCKS
(Cost: $38,534,692)		67,572,689

SHORT-TERM INVESTMENTS — 3.85%

MONEY MARKET FUNDS — 3.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	140,876,705	140,918,968
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	4,974,415	4,974,415

		145,893,383

TOTAL SHORT-TERM INVESTMENTS
(Cost: $145,873,542)		145,893,383

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 103.76%
(Cost: $1,855,030,442)[g]	$3,926,797,197
Other Assets, Less Liabilities — (3.76)%	(142,159,434)

NET ASSETS — 100.00%	$3,784,637,763

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,410,993,429. Net unrealized appreciation was $1,515,803,768, of which $2,123,134,609 represented gross unrealized appreciation on investments and $607,330,841 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	129,185,165	11,691,540	[b]	—	140,876,705	$140,918,968	$4,709	$19,841	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	4,717,300	257,115	[b]	—	4,974,415	4,974,415	57	—	41,681

						$145,893,383	$4,766	$19,841	$41,681

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,713,331,125	$—	$—	$3,713,331,125
Preferred stocks	67,572,689	—	—	67,572,689
Money market funds	145,893,383	—	—	145,893,383

Total	$3,926,797,197	$—	$—	$3,926,797,197

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$3,177,379,890	$1,913,517,259	$3,497,459,111
Affiliated (Note 2)	59,378,772	7,170,523	44,219,286

Total cost of investments in securities	$3,236,758,662	$1,920,687,782	$3,541,678,397

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,658,187,253	$1,745,888,271	$3,112,636,519
Affiliated (Note 2)	59,392,577	7,170,842	44,221,973
Foreign currency, at value[b]	4,297,134	5,152,054	8,742,512
Cash pledged to broker for futures contracts	—	1,098,053	581,383
Receivables:
Investment securities sold	—	1,203,195	32,332,006
Dividends and interest	9,129,572	14,063,402	5,827,597
Futures variation margin	—	—	47,272
Tax reclaims	2,023,250	—	—

Total Assets	3,733,029,786	1,774,575,817	3,204,389,262

LIABILITIES
Payables:
Investment securities purchased	—	879,928	31,222,452
Collateral for securities on loan (Note 1)	56,897,542	6,987,414	43,809,592
Capital shares redeemed	—	—	170,758
Futures variation margin	—	80,653	—
Foreign taxes (Note 1)	147,771	—	—
Investment advisory fees (Note 2)	610,541	715,496	1,266,758

Total Liabilities	57,655,854	8,663,491	76,469,560

NET ASSETS	$3,675,373,932	$1,765,912,326	$3,127,919,702

Net assets consist of:
Paid-in capital	$3,288,648,124	$2,169,727,056	$4,043,163,286
Undistributed (distributions in excess of) net investment income	12,801,276	6,908,701	7,575,046
Accumulated net realized loss	(106,957,724)	(243,234,009)	(538,045,474)
Net unrealized appreciation (depreciation)	480,882,256	(167,489,422)	(384,773,156)

NET ASSETS	$3,675,373,932	$1,765,912,326	$3,127,919,702

Shares outstanding[c]	45,300,000	78,200,000	112,400,000

Net asset value per share	$81.13	$22.58	$27.83

[a]	Securities on loan with values of $54,508,615, $6,689,886 and $42,238,300, respectively. See Note 1.
[b]	Cost of foreign currency: $4,292,028, $6,118,630 and $9,348,081, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 627.8 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Japan ETF		iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$15,934,505,938		$1,567,368,302	$1,709,156,900
Affiliated (Note 2)	45,826,352		28,090,746	145,873,542

Total cost of investments in securities	$15,980,332,290		$1,595,459,048	$1,855,030,442

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$15,970,512,906		$1,318,157,993	$3,780,903,814
Affiliated (Note 2)	45,833,164		28,097,218	145,893,383
Foreign currency, at value[b]	21,522,724		2,700,659	—
Foreign currency pledged to broker for futures contracts, at value[b]	658,726		—	—
Receivables:
Investment securities sold	35,366,705		15,203,004	20,228,474
Due from custodian (Note 4)	—		71,708	—
Dividends and interest	20,598,466		715,400	546,506
Futures variation margin	642,232		—	—

Total Assets	16,095,134,923		1,364,945,982	3,947,572,177

LIABILITIES
Payables:
Investment securities purchased	30,291,956		16,103,186	20,111,823
Collateral for securities on loan (Note 1)	40,543,731		27,661,580	140,894,418
Investment advisory fees (Note 2)	6,610,337		539,621	1,928,173

Total Liabilities	77,446,024		44,304,387	162,934,414

NET ASSETS	$16,017,688,899		$1,320,641,595	$3,784,637,763

Net assets consist of:
Paid-in capital	$17,199,504,435		$1,848,477,134	$2,862,052,603
Undistributed (distributions in excess of) net investment income	(26,048,656)		7,154,017	(81,351,030)
Accumulated net realized loss	(1,192,558,997)		(285,622,096)	(1,067,833,954)
Net unrealized appreciation (depreciation)	36,792,117		(249,367,460)	2,071,770,144

NET ASSETS	$16,017,688,899		$1,320,641,595	$3,784,637,763

Shares outstanding[c]	293,550,000	[d]	23,300,000	55,500,000

Net asset value per share	$54.57	[d]	$56.68	$68.19

[a]	Securities on loan with values of $38,716,306, $26,031,757 and $133,746,749, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $22,281,027, $2,696,900 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 2.5246 billion, 255 million and 200 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$83,299,846	$79,030,390	$77,883,650
Dividends — affiliated (Note 2)	29,119	7,465	8,519
Interest — unaffiliated	—	835	27
Securities lending income — affiliated — net (Note 2)	950,471	32,559	82,904

	84,279,436	79,071,249	77,975,100
Less: Other foreign taxes (Note 1)	(188,016)	—	(30,490)

Total investment income	84,091,420	79,071,249	77,944,610

EXPENSES
Investment advisory fees (Note 2)	10,283,210	8,765,631	15,654,293
Proxy fees	67,310	41,422	66,762

Total expenses	10,350,520	8,807,053	15,721,055
Less investment advisory fees waived (Note 2)	(3,893,046)	—	—

Net expenses	6,457,474	8,807,053	15,721,055

Net investment income	77,633,946	70,264,196	62,223,555

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,626,733)	(23,621,694)	(113,329,778)
Investments — affiliated (Note 2)	16,088	(190)	(2,561)
In-kind redemptions — unaffiliated	101,489,581	101,252,528	251,306,238
Futures contracts	—	1,617,158	993,580
Foreign currency transactions	(488,591)	(252,344)	327,225
Realized gain distributions from affiliated funds	242	53	288

Net realized gain	74,390,587	78,995,511	139,294,992

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	141,378,809	126,918,481	156,860,561
Investments — affiliated (Note 2)	13,805	319	2,687
Futures contracts	—	(236,915)	(318,333)
Translation of assets and liabilities in foreign currencies	129,055	527,565	139,874

Net change in unrealized appreciation/depreciation	141,521,669	127,209,450	156,684,789

Net realized and unrealized gain	215,912,256	206,204,961	295,979,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$293,546,202	$276,469,157	$358,203,336

[a]	Net of foreign withholding tax of $4,512,840, $479,534 and $13,737,118, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Japan ETF	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$300,652,682	$31,861,308	$50,888,121
Dividends — affiliated (Note 2)	43,064	4,023	41,681
Interest — unaffiliated	—	—	58
Securities lending income — affiliated — net (Note 2)	3,382,165	703,004	4,908,542

	304,077,911	32,568,335	55,838,402
Less: Other foreign taxes (Note 1)	—	—	937

Total investment income	304,077,911	32,568,335	55,839,339

EXPENSES
Investment advisory fees (Note 2)	76,064,253	6,962,143	20,609,453
Proxy fees	344,241	28,311	69,215

Total expenses	76,408,494	6,990,454	20,678,668

Net investment income	227,669,417	25,577,881	35,160,671

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(197,802,651)	(75,908,002)	164,460,523
Investments — affiliated (Note 2)	1,589	(2,087)	4,709
In-kind redemptions — unaffiliated	644,849,506	68,249,782	—
Futures contracts	24,447,380	—	—
Foreign currency transactions	(15,913,555)	(218,589)	1,863,380
Realized gain distributions from affiliated funds	122	61	57

Net realized gain (loss)	455,582,391	(7,878,835)	166,328,669

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,309,943,854	189,192,269	392,350,106
Investments — affiliated (Note 2)	6,812	6,472	19,841
Futures contracts	(26,487)	—	—
Translation of assets and liabilities in foreign currencies	330,724	76,604	282,147

Net change in unrealized appreciation/depreciation	1,310,254,903	189,275,345	392,652,094

Net realized and unrealized gain	1,765,837,294	181,396,510	558,980,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,993,506,711	$206,974,391	$594,141,434

[a]	Net of foreign withholding tax of $33,367,209, $1,103,631 and $9,393,027, respectively.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Edge MSCI Min Vol Global ETF		iShares MSCI Australia ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$77,633,946	$64,576,560	$70,264,196	$62,740,787
Net realized gain (loss)	74,390,587	30,872,741	78,995,511	(22,265,463)
Net change in unrealized appreciation/depreciation	141,521,669	252,873,179	127,209,450	137,229,771

Net increase in net assets resulting from operations	293,546,202	348,322,480	276,469,157	177,705,095

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(82,291,396)	(59,015,735)	(83,656,742)	(59,291,158)

Total distributions to shareholders	(82,291,396)	(59,015,735)	(83,656,742)	(59,291,158)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	684,634,417	1,225,242,572	624,267,864	683,182,993
Cost of shares redeemed	(488,203,636)	(362,492,946)	(719,870,284)	(360,957,779)

Net increase (decrease) in net assets from capital share transactions	196,430,781	862,749,626	(95,602,420)	322,225,214

INCREASE IN NET ASSETS	407,685,587	1,152,056,371	97,209,995	440,639,151

NET ASSETS
Beginning of year	3,267,688,345	2,115,631,974	1,668,702,331	1,228,063,180

End of year	$3,675,373,932	$3,267,688,345	$1,765,912,326	$1,668,702,331

Undistributed net investment income included in net assets at end of year	$12,801,276	$16,401,105	$6,908,701	$11,677,105

SHARES ISSUED AND REDEEMED
Shares sold	8,700,000	16,900,000	29,400,000	35,400,000
Shares redeemed	(6,500,000)	(5,100,000)	(33,400,000)	(19,000,000)

Net increase (decrease) in shares outstanding	2,200,000	11,800,000	(4,000,000)	16,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Canada ETF		iShares MSCI Japan ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$62,223,555	$49,872,015	$227,669,417	$264,486,625
Net realized gain (loss)	139,294,992	(61,752,843)	455,582,391	179,035,668
Net change in unrealized appreciation/depreciation	156,684,789	237,092,373	1,310,254,903	(335,550,040)

Net increase in net assets resulting from operations	358,203,336	225,211,545	1,993,506,711	107,972,253

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(60,198,481)	(46,033,306)	(288,645,468)	(261,611,433)

Total distributions to shareholders	(60,198,481)	(46,033,306)	(288,645,468)	(261,611,433)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,022,753,433	1,347,709,468	4,661,723,572	3,254,831,968
Cost of shares redeemed	(1,290,632,177)	(360,548,208)	(4,364,075,580)	(8,233,815,497)

Net increase (decrease) in net assets from capital share transactions	(267,878,744)	987,161,260	297,647,992	(4,978,983,529)

INCREASE (DECREASE) IN NET ASSETS	30,126,111	1,166,339,499	2,002,509,235	(5,132,622,709)

NET ASSETS
Beginning of year	3,097,793,591	1,931,454,092	14,015,179,664	19,147,802,373

End of year	$3,127,919,702	$3,097,793,591	$16,017,688,899	$14,015,179,664

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,575,046	$4,768,460	$(26,048,656)	$41,500,905

SHARES ISSUED AND REDEEMED
Shares sold	38,600,000	57,300,000	113,100,000	69,900,000
Shares redeemed	(48,500,000)	(15,400,000)	(105,300,000)	(178,050,000)

Net increase (decrease) in shares outstanding	(9,900,000)	41,900,000	7,800,000	(108,150,000)

[a]	Share transactions reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Mexico Capped ETF		iShares MSCI South Korea Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$25,577,881	$22,572,568	$35,160,671	$35,496,600
Net realized gain (loss)	(7,878,835)	(105,424,948)	166,328,669	(72,441,943)
Net change in unrealized appreciation/depreciation	189,275,345	13,777,983	392,652,094	641,389,742

Net increase (decrease) in net assets resulting from operations	206,974,391	(69,074,397)	594,141,434	604,444,399

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,098,710)	(31,509,179)	(34,948,193)	(75,311,690)

Total distributions to shareholders	(21,098,710)	(31,509,179)	(34,948,193)	(75,311,690)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,161,693,065	1,471,785,156	330,287,930	456,857,078
Cost of shares redeemed	(2,344,445,161)	(1,260,625,873)	(557,813,596)	(693,973,908)

Net increase (decrease) in net assets from capital share transactions	(182,752,096)	211,159,283	(227,525,666)	(237,116,830)

INCREASE IN NET ASSETS	3,123,585	110,575,707	331,667,575	292,015,879

NET ASSETS
Beginning of year	1,317,518,010	1,206,942,303	3,452,970,188	3,160,954,309

End of year	$1,320,641,595	$1,317,518,010	$3,784,637,763	$3,452,970,188

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,154,017	$(3,342,828)	$(81,351,030)	$(111,718,391)

SHARES ISSUED AND REDEEMED
Shares sold	45,200,000	28,200,000	4,750,000	8,900,000
Shares redeemed	(48,000,000)	(25,000,000)	(9,950,000)	(13,850,000)

Net increase (decrease) in shares outstanding	(2,800,000)	3,200,000	(5,200,000)	(4,950,000)

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Global ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$75.82	$67.59	$68.25	$59.99	$55.65

Income from investment operations:
Net investment income[a]	1.84	1.79	1.70	1.72	1.68
Net realized and unrealized gain (loss)[b]	5.40	8.07	(0.89)	8.18	4.20

Total from investment operations	7.24	9.86	0.81	9.90	5.88

Less distributions from:
Net investment income	(1.93)	(1.63)	(1.47)	(1.64)	(1.54)

Total distributions	(1.93)	(1.63)	(1.47)	(1.64)	(1.54)

Net asset value, end of year	$81.13	$75.82	$67.59	$68.25	$59.99

Total return	9.75%	14.76%	1.15%	16.70%	10.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,675,374	$3,267,688	$2,115,632	$1,283,012	$1,007,760
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees	0.32%	0.32%	0.33%	0.33%	0.34%
Ratio of net investment income to average net assets	2.40%	2.49%	2.41%	2.67%	2.83%
Portfolio turnover rate[c]	24%	24%	22%	24%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 24%, 23%, 22%, 23% and 13%, respectively. See Note 4.

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$20.30	$18.66	$27.15	$23.61	$23.39

Income from investment operations:
Net investment income[a]	0.84	0.84	1.23	1.10	1.02
Net realized and unrealized gain (loss)[b]	2.45	1.59	(8.49)	3.43	0.64

Total from investment operations	3.29	2.43	(7.26)	4.53	1.66

Less distributions from:
Net investment income	(1.01)	(0.79)	(1.23)	(0.99)	(1.44)

Total distributions	(1.01)	(0.79)	(1.23)	(0.99)	(1.44)

Net asset value, end of year	$22.58	$20.30	$18.66	$27.15	$23.61

Total return	16.70%	13.36%	(27.31)%	19.76%	7.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,765,912	$1,668,702	$1,228,063	$2,047,113	$1,916,849
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	3.90%	4.41%	5.37%	4.28%	4.05%
Portfolio turnover rate[c]	4%	7%	9%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$25.33	$24.02	$32.93	$27.34	$27.52

Income from investment operations:
Net investment income[a]	0.51	0.51	0.54	0.59	0.60
Net realized and unrealized gain (loss)[b]	2.47	1.29	(8.85)	5.62	(0.10)

Total from investment operations	2.98	1.80	(8.31)	6.21	0.50

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.60)	(0.62)	(0.68)

Total distributions	(0.48)	(0.49)	(0.60)	(0.62)	(0.68)

Net asset value, end of year	$27.83	$25.33	$24.02	$32.93	$27.34

Total return	11.88%	7.73%	(25.48)%	23.00%	1.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,127,920	$3,097,794	$1,931,454	$3,786,906	$3,428,223
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	1.93%	2.18%	1.92%	1.97%	2.12%
Portfolio turnover rate[c]	6%	4%	5%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$49.05	$48.61	$47.32	$43.87	$36.09

Income from investment operations:
Net investment income[b]	0.49	0.72	0.60	0.60	0.52
Net realized and unrealized gain[c]	5.96	0.44	1.22	3.53	7.85

Total from investment operations	6.45	1.16	1.82	4.13	8.37

Less distributions from:
Net investment income	(0.93)	(0.72)	(0.53)	(0.68)	(0.59)

Total distributions	(0.93)	(0.72)	(0.53)	(0.68)	(0.59)

Net asset value, end of year	$54.57	$49.05	$48.61	$47.32	$43.87

Total return	13.31%	2.44%	3.84%	9.39%	23.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$16,017,689	$14,015,180	$19,147,802	$14,729,189	$10,461,942
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.45%	1.53%	1.20%	1.31%	1.18%
Portfolio turnover rate[d]	4%	4%	2%	2%	4%

[a]	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$50.48	$52.70	$71.51	$61.93	$60.96

Income from investment operations:
Net investment income[a]	0.88	0.93	0.68	1.06	0.75
Net realized and unrealized gain (loss)[b]	6.10	(1.82)	(18.56)	9.61	0.85

Total from investment operations	6.98	(0.89)	(17.88)	10.67	1.60

Less distributions from:
Net investment income	(0.78)	(1.33)	(0.93)	(1.09)	(0.63)

Total distributions	(0.78)	(1.33)	(0.93)	(1.09)	(0.63)

Net asset value, end of year	$56.68	$50.48	$52.70	$71.51	$61.93

Total return	14.03%	(1.68)%	(25.10)%	17.42%	2.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,320,642	$1,317,518	$1,206,942	$3,275,152	$2,217,052
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.79%	1.82%	1.10%	1.61%	1.09%
Portfolio turnover rate[c]	8%	8%	13%	19%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$56.89	$48.15	$66.42	$57.67	$55.97

Income from investment operations:
Net investment income[a]	0.64	0.56	0.46	0.25	0.23
Net realized and unrealized gain (loss)[b]	11.31	9.38	(18.07)	9.40	1.83

Total from investment operations	11.95	9.94	(17.61)	9.65	2.06

Less distributions from:
Net investment income	(0.65)	(1.20)	(0.66)	(0.90)	(0.36)

Total distributions	(0.65)	(1.20)	(0.66)	(0.90)	(0.36)

Net asset value, end of year	$68.19	$56.89	$48.15	$66.42	$57.67

Total return	21.28%	20.92%	(26.58)%	16.83%	3.65%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,784,638	$3,452,970	$3,160,954	$4,891,619	$3,376,516
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.05%	1.09%	0.81%	0.39%	0.40%
Portfolio turnover rate[c]	16%	22%	24%	13%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 6%, 10%, 10%, 10% and 11%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Global	Diversified
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico Capped	Non-diversified
MSCI South Korea Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Min Vol Global
Citigroup Global Markets Inc.	$4,180,812	$4,180,812	$—
Credit Suisse Securities (USA) LLC	1,969,583	1,969,583	—
Deutsche Bank AG	1,278,772	1,278,772	—
Deutsche Bank Securities Inc.	656,528	656,528	—
Goldman Sachs & Co.	9,802,245	9,802,245	—
HSBC Bank PLC	45,755	45,755	—
Jefferies LLC	1,894	1,894	—
JPMorgan Securities LLC	7,598,900	7,598,900	—
JPMorgan Securities PLC	1,217,446	1,217,446	—
Merrill Lynch, Pierce, Fenner & Smith	8,792,776	8,792,776	—
Morgan Stanley & Co. International PLC	827,973	827,973	—
Morgan Stanley & Co. LLC	10,498,309	10,498,309	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	531,706	531,706	—
Nomura Securities International Inc.	777,161	777,161	—
State Street Bank & Trust Company	5,883,493	5,883,493	—
UBS Securities LLC	445,262	445,262	—

	$54,508,615	$54,508,615	$—

MSCI Australia
Barclays Capital Inc.	$3,517,482	$3,517,482	$—
UBS Securities LLC	3,172,404	3,172,404	—

	$6,689,886	$6,689,886	$—

MSCI Canada
Credit Suisse Securities (USA) LLC	$7,066,093	$7,066,093	$—
Goldman Sachs & Co.	25,194,109	25,194,109	—
Merrill Lynch, Pierce, Fenner & Smith	18,628	18,628	—
Morgan Stanley & Co. LLC	4,726,213	4,726,213	—
State Street Bank & Trust Company	5,080,403	5,080,403	—
UBS AG	152,854	152,854	—

	$42,238,300	$42,238,300	$—

MSCI Japan
Barclays Capital Inc.	$1,357,213	$1,357,213	$—
Citigroup Global Markets Inc.	954,786	954,786	—
Credit Suisse Securities (USA) LLC	5,578,395	5,578,395	—
Goldman Sachs & Co.	5,367,767	5,367,767	—
Merrill Lynch, Pierce, Fenner & Smith	16,001,624	16,001,624	—
Morgan Stanley & Co. LLC	8,519,203	8,519,203	—
Nomura Securities International Inc.	9,144	9,144	—
State Street Bank & Trust Company	928,174	928,174	—

	$38,716,306	$38,716,306	$—

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Mexico Capped
Credit Suisse Securities (USA) LLC	$589,088	$589,088	$—
Deutsche Bank Securities Inc.	38,378	38,378	—
Goldman Sachs & Co.	7,929,754	7,929,754	—
Morgan Stanley & Co. LLC	17,143,566	17,143,566	—
UBS Securities LLC	330,971	330,971	—

	$26,031,757	$26,031,757	$—

MSCI South Korea Capped
BNP Paribas Prime Brokerage Inc.	$317,488	$317,488	$—
Citigroup Global Markets Inc.	43,335,662	43,335,662	—
Credit Suisse Securities (USA) LLC	7,366,152	7,366,152	—
Deutsche Bank Securities Inc.	6,437,551	6,437,551	—
Goldman Sachs & Co.	33,614,193	33,614,193	—
HSBC Bank PLC	679,108	679,108	—
JPMorgan Securities LLC	396,861	396,861	—
Macquarie Bank Limited	3,658,158	3,658,158	—
Morgan Stanley & Co. LLC	37,941,576	37,941,576	—

	$133,746,749	$133,746,749	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Edge MSCI Min Vol Global ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion, up to and including $120 billion[a]
0.227	Over $120 billion[a]

[a]	Break level added or amended effective July 1, 2017.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

In addition, the iShares Edge MSCI Min Vol Global ETF may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive through December 31, 2023 any portion of its investment advisory fee for the Fund necessary to limit total annual operating expenses to 0.20% of average daily net assets.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

For its investment advisory services to the iShares MSCI South Korea Capped ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion
0.48	Over $24 billion, up to and including $32 billion
0.45	Over $32 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Global	$245,849
MSCI Australia	8,954
MSCI Canada	26,793
MSCI Japan	793,698
MSCI Mexico Capped	176,754
MSCI South Korea Capped	1,121,053

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$106,539,039	$44,433,771
MSCI Australia	3,094,430	5,735,234
MSCI Japan	55,625,584	27,440,774
MSCI South Korea Capped	24,001,756	5,085,653

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$809,307,324	$789,468,503
MSCI Australia	95,435,256	62,528,480
MSCI Canada	226,062,007	199,117,529
MSCI Japan	574,767,839	624,259,718
MSCI Mexico Capped	146,171,156	118,864,540
MSCI South Korea Capped	547,043,826	749,775,880

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Global	$614,584,779	$439,908,551
MSCI Australia	582,421,403	714,108,532
MSCI Canada	978,097,817	1,276,326,666
MSCI Japan	4,483,728,662	4,186,916,459
MSCI Mexico Capped	2,132,387,727	2,335,377,061

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a one-for-four reverse stock split for the iShares MSCI Japan ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of four, while increasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$47,272	$642,232

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

Liabilities
iShares MSCI Australia ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[b]	$80,653

[b]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$1,617,158	$993,580	$24,447,380

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(236,915)	$(318,333)	$(26,487)

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2017:

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Average value of contracts purchased	$17,449,280	$10,625,735	$85,363,645

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES®, INC.

capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol Global	$96,384,727	$1,057,621	$(97,442,348)
MSCI Australia	46,516,026	8,624,142	(55,140,168)
MSCI Canada	183,617,082	781,512	(184,398,594)
MSCI Japan	424,091,976	(6,573,510)	(417,518,466)
MSCI Mexico Capped	503,991	6,017,674	(6,521,665)
MSCI South Korea Capped	(60,990,953)	30,154,883	30,836,070

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Min Vol Global
Ordinary income	$82,291,396	$59,015,735

MSCI Australia
Ordinary income	$83,656,742	$59,291,158

MSCI Canada
Ordinary income	$60,198,481	$46,033,306

MSCI Japan
Ordinary income	$288,645,468	$261,611,433

MSCI Mexico Capped
Ordinary income	$21,098,710	$31,509,179

MSCI South Korea Capped
Ordinary income	$34,948,193	$75,311,690

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Min Vol Global	$13,577,122	$(86,612,072)	$459,760,758	$386,725,808
MSCI Australia	18,437,394	(196,433,666)	(225,818,458)	(403,814,730)
MSCI Canada	8,999,212	(464,673,029)	(459,569,767)	(915,243,584)
MSCI Japan	1,927,845	(999,223,744)	(184,519,637)	(1,181,815,536)
MSCI Mexico Capped	7,674,574	(244,158,733)	(291,351,380)	(527,835,539)
MSCI South Korea Capped	38,622,494	(631,844,491)	1,515,807,157	922,585,160

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Edge MSCI Min Vol Global	$86,612,072	$—	$—	$86,612,072
MSCI Australia	160,958,058	23,348,244	12,127,364	196,433,666
MSCI Canada	380,840,433	68,928,677	14,903,919	464,673,029
MSCI Japan	686,418,449	173,577,101	139,228,194	999,223,744
MSCI Mexico Capped	218,505,597	2,789,471	22,863,665	244,158,733
MSCI South Korea Capped	326,749,122	226,591,665	78,503,704	631,844,491

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2017, the iShares MSCI South Korea Capped ETF utilized $21,661,340 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements (Continued)

iSHARES®, INC.

one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below, except as noted below.

At a meeting held on September 14-15, 2017, the Board approved a line of credit for the iShares Edge MSCI Min Vol Global ETF. The Fund, along with certain other iShares funds, will be a party to a $275 million credit agreement with State Street Bank and Trust Company, which will expire on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement is expected to be effective on or around October 25, 2017.

Effective September 1, 2017, the iShares MSCI Canada ETF will track a new underlying index, the MSCI Canada Custom Capped Index, and will cease to track the MSCI Canada Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF,

iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and

iShares MSCI South Korea Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	75

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Edge MSCI Min Vol Global	$61,075,464
MSCI Australia	72,694,868
MSCI Canada	91,132,878
MSCI Japan	314,167,652
MSCI Mexico Capped	30,088,863
MSCI South Korea Capped	84,686,130

For corporate shareholders, the percentage of income dividends paid by the iShares Edge MSCI Min Vol Global ETF during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction was 51.50%.

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Australia	$79,509,924	$479,412
MSCI Canada	91,620,768	13,765,737
MSCI Japan	333,859,362	33,360,177
MSCI Mexico Capped	32,798,442	1,081,778
MSCI South Korea Capped	86,326,759	9,392,107

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Edge MSCI Min Vol Global ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through

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relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

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Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Australia ETF and iShares MSCI Canada ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:
Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

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The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending

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by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds

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sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also

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considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Mexico Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the

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Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed

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presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ

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from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

VI. iShares MSCI South Korea Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested

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from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board

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considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

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Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Edge MSCI Min Vol Global	$1.895846	$—	$0.032141	$1.927987	98%	—%	2%		100%
MSCI Australia	1.009461	—	—	1.009461	100	—	—		100
MSCI Canada	0.434019	—	0.044022	0.478041	91	—	9		100
MSCI Japan	0.930654	—	0.001098	0.931752	100	—	0	[a]	100
MSCI Mexico Capped	0.782184	—	—	0.782184	100	—	—		100
MSCI South Korea Capped	—	—	0.645396	0.645396	—	—	100		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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iSHARES®, INC.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Min Vol Global ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	3	0.22
Greater than 1.0% and Less than 1.5%	16	1.16
Greater than 0.5% and Less than 1.0%	103	7.45
Greater than 0.0% and Less than 0.5%	856	61.90
At NAV	21	1.52
Less than 0.0% and Greater than –0.5%	356	25.74
Less than –0.5% and Greater than –1.0%	17	1.23
Less than –1.0% and Greater than –1.5%	1	0.07
Less than –1.5%	1	0.07

	1,383	100.00%

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Australia ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	6	0.43
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	60	4.34
Greater than 0.5% and Less than 1.0%	237	17.14
Greater than 0.0% and Less than 0.5%	474	34.28
At NAV	13	0.94
Less than 0.0% and Greater than –0.5%	331	23.93
Less than –0.5% and Greater than –1.0%	148	10.71
Less than –1.0% and Greater than –1.5%	60	4.34
Less than –1.5% and Greater than –2.0%	13	0.94
Less than –2.0% and Greater than –2.5%	12	0.87
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,383	100.00%

iShares MSCI Canada ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	2	0.14
Greater than 1.0% and Less than 1.5%	5	0.36
Greater than 0.5% and Less than 1.0%	35	2.53
Greater than 0.0% and Less than 0.5%	623	45.05
At NAV	34	2.46
Less than 0.0% and Greater than –0.5%	641	46.35
Less than –0.5% and Greater than –1.0%	37	2.68
Less than –1.0% and Greater than –1.5%	4	0.29

	1,383	100.00%

SUPPLEMENTAL INFORMATION	95

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSC Japan ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	3	0.22
Greater than 3.5% and Less than 4.0%	3	0.22
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	47	3.40
Greater than 1.0% and Less than 1.5%	108	7.81
Greater than 0.5% and Less than 1.0%	259	18.73
Greater than 0.0% and Less than 0.5%	353	25.52
At NAV	11	0.80
Less than 0.0% and Greater than –0.5%	289	20.90
Less than –0.5% and Greater than –1.0%	160	11.57
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	36	2.60
Less than –2.0% and Greater than –2.5%	15	1.08
Less than –2.5% and Greater than –3.0%	5	0.36
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	1	0.07
Less than –5.0%	3	0.22

	1,383	100.00%

iShares MSCI Mexico Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	4	0.29%
Greater than 1.5% and Less than 2.0%	5	0.36
Greater than 1.0% and Less than 1.5%	19	1.37
Greater than 0.5% and Less than 1.0%	101	7.30
Greater than 0.0% and Less than 0.5%	508	36.73
At NAV	25	1.81
Less than 0.0% and Greater than –0.5%	562	40.65
Less than –0.5% and Greater than –1.0%	134	9.69
Less than –1.0% and Greater than –1.5%	20	1.45
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI South Korea Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0% and Less than 4.5%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	8	0.58
Greater than 1.5% and Less than 2.0%	27	1.95
Greater than 1.0% and Less than 1.5%	53	3.83
Greater than 0.5% and Less than 1.0%	188	13.59
Greater than 0.0% and Less than 0.5%	327	23.65
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	348	25.17
Less than –0.5% and Greater than –1.0%	243	17.57
Less than –1.0% and Greater than –1.5%	107	7.74
Less than –1.5% and Greater than –2.0%	38	2.75
Less than –2.0% and Greater than –2.5%	17	1.23
Less than –2.5% and Greater than –3.0%	10	0.72
Less than –3.0% and Greater than –3.5%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

SUPPLEMENTAL INFORMATION	97

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2016 was USD 372.86 thousand. This figure is comprised of fixed remuneration of USD 146.68 thousand and variable remuneration of USD 226.18 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Canada ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 51.57 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 12.42 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Japan ETF in respect of BFA’s financial year ending December 31, 2016 was USD 1.63 million. This figure is comprised of fixed remuneration of USD 642.93 thousand and variable remuneration of USD 991.42 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Japan ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 226.03 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 54.46 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Mexico Capped ETF in respect of BFA’s financial year ending December 31, 2016 was USD 190.23 thousand. This figure is comprised of fixed

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

remuneration of USD 74.83 thousand and variable remuneration of USD 115.39 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Mexico Capped ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 26.31 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 6.34 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI South Korea Capped ETF in respect of BFA’s financial year ending December 31, 2016 was USD 301.00 thousand. This figure is comprised of fixed remuneration of USD 118.41 thousand and variable remuneration of USD 182.59 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI South Korea Capped ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 41.63 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 10.03 thousand.

SUPPLEMENTAL INFORMATION	99

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	101

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	103

Notes:

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	105

Notes:

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-815-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares Core MSCI Emerging Markets ETF | IEMG | NYSE Arca
➢	iShares MSCI BRIC ETF | BKF | NYSE Arca
➢	iShares MSCI Emerging Markets Asia ETF | EEMA | NASDAQ
➢	iShares MSCI Emerging Markets Small-Cap ETF | EEMS | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE MSCI EMERGING MARKETS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.45%	24.16%	23.41%	23.45%	24.16%	23.41%
Since Inception	4.00%	4.03%	3.99%	21.07%	21.25%	21.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,170.80	$0.77	$1,000.00	$1,024.50	$0.71	0.14%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

The iShares Core MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 23.45%, net of fees, while the total return for the Index was 23.41%.

The robust performance of the Index for the reporting period was led by stocks in China, which represented about 27% of the Index on average. As a major global exporter, China capitalized on strengthening economic growth in many regions of the world. Chinese stocks also benefited from government stimulus efforts focused primarily on infrastructure and real estate expansion.

Taiwan and South Korea were also meaningful contributors to the Index’s return for the reporting period, as stocks in both countries gained due to strong growth in technology-related companies. Taiwan’s technology-heavy stock market rose to its highest level in 27 years, led by smartphone component suppliers. South Korea’s equity market reached an all-time high, despite tepid economic growth.

In contrast, stocks in Qatar and the Philippines detracted from the Index’s return for the reporting period. The stock market in Qatar declined amid the country’s growing diplomatic crisis with Saudi Arabia and other neighboring countries, while slowing economic growth and political controversies surrounding the Philippine president negatively affected the Philippine equity market.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period, benefiting from growing demand for a range of technological devices. Sector gains were driven primarily by several large technology companies with diversified businesses and strong profit growth. The financials sector also contributed meaningfully to the Index’s return for the reporting period, led by banks and the insurance industry. Other notable contributors included the economically sensitive materials and consumer discretionary sectors.

Currency fluctuations had a positive impact on the Index’s return for the reporting period, particularly an approximately 5% gain in the Taiwanese new dollar and about a 4% gain in the Indian rupee relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	25.80%
Financials	22.01
Consumer Discretionary	10.99
Materials	7.96
Industrials	6.67
Consumer Staples	6.53
Energy	6.04
Telecommunication Services	4.64
Real Estate	3.62
Health Care	2.98
Utilities	2.76

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

China	28.05%
South Korea	14.74
Taiwan	12.68
India	9.36
Brazil	6.98
South Africa	6.57
Mexico	3.49
Russia	2.92
Malaysia	2.36
Thailand	2.34

TOTAL	89.49%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRIC ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	28.15%	29.22%	28.85%	28.15%	29.22%	28.85%
5 Years	5.74%	5.82%	6.36%	32.19%	32.72%	36.08%
Since Inception	(0.97)%	(0.94)%	(0.51)%	(9.08)%	(8.82)%	(4.90)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 11/12/07. The first day of secondary market trading was 11/16/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,197.70	$3.88	$1,000.00	$1,021.70	$3.57	0.70%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRIC ETF

The iShares MSCI BRIC ETF (the “Fund”) seeks to track the investment of an index composed of Chinese equities that are available to international investors, and Brazilian, Russian, and Indian equities, as represented by the MSCI BRIC Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 28.15%, net of fees, while the total return for the Index was 28.85%.

The robust performance of the Index for the reporting period was led by stocks in China, which represented the largest country weight in the Index on average. As a major global exporter, China benefited from strengthening economic growth in many regions of the world. Government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output, contributing to the advance in Chinese stocks. Brazilian stocks were meaningful contributors to the Index’s return as the Brazilian economy emerged from recession during the reporting period. A series of interest rate cuts by Brazil’s central bank, along with stronger consumer spending and growth in exports, helped bring about the recovery in the Brazilian economy.

Stocks in India also contributed significantly to the Index’s return despite a slowdown in the country’s economy during the reporting period. The stock market in India reached an all-time high amid government-driven economic reforms that are expected to stimulate economic activity, including a demonetization campaign and a new goods and services tax. Russia, the smallest country weight in the Index on average, was also a contributor to the Index’s performance as the country’s economy began to recover from a period of contraction.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period, benefiting from growing demand for a range of technological devices. The financials sector also contributed meaningfully to the Index’s return, led by strong performance from the banking and insurance industries. Other notable contributors included the economically sensitive consumer discretionary and materials sectors.

Currency fluctuations had a positive impact on the Index’s return, particularly an approximately 11% gain in the Russian ruble, an approximately 4% gain in the Indian rupee, and an approximately 3% gain in the Brazilian real relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	26.97%
Financials	25.87
Energy	9.86
Consumer Discretionary	8.61
Materials	5.55
Consumer Staples	5.25
Telecommunication Services	4.68
Industrials	4.66
Real Estate	3.18
Utilities	2.77
Health Care	2.60

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/17

Country	Percentage of Total Investments*

China	60.30%
India	18.04
Brazil	14.92
Russia	6.74

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ASIA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.80%	26.23%	25.50%	24.80%	26.23%	25.50%
5 Years	8.60%	8.55%	8.94%	51.07%	50.73%	53.47%
Since Inception	6.19%	6.25%	6.56%	39.70%	40.13%	42.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,197.90	$2.77	$1,000.00	$1,022.70	$2.55	0.50%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI Emerging Markets Asia ETF (the “Fund”) seeks to track the investment results of an index composed of Asian emerging market equities, as represented by the MSCI Emerging Markets Asia Index (the “Index”) The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 24.80%, net of fees, while the total return for the Index was 25.50%.

China, which represented about 38% of the Index on average, contributed the most to the Index’s return for the reporting period. China’s economy expanded, reflecting solid fixed-asset investment, as well as improving industrial output and retail sales. The

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

country’s unemployment rate dipped to 3.95%, its lowest level since data collection began in the third quarter of 2002. Growth in manufacturing strengthened as output and new export orders rose.

South Korea’s stock market reached an all-time high during the reporting period, driven up by foreign demand for technology stocks. Exports surged, particularly for semiconductors and flat screens, which hit record highs. However, weak domestic demand limited economic growth and led the South Korean government to initiate a fiscal stimulus package aimed at creating public sector jobs and increasing social welfare subsidies.

Taiwan’s technology-heavy stock market rose to its highest level in 27 years. Rising global demand for smartphones and other electronic devices during the reporting period was a driver of expansion for Taiwan’s export-heavy economy. Taiwan’s main trading partners include China, Hong Kong, and the U.S., and improving conditions among those countries also benefited Taiwan’s export trade.

India contributed to the Index’s return for the reporting period, despite slowing economic growth amid a decline in consumer spending. Manufacturing declined into contraction in July 2017 and consumer prices rose, reflecting the implementation of a new goods and services tax, which became effective in July 2017.

From a sector perspective, information technology made the largest contribution to the Index’s performance for the reporting period. Sector strength reflected increased global demand for technology-related goods. Industries leading the sector’s gains included software and services, technology hardware and equipment, and semiconductors and semiconductor equipment.

The financials sector contributed significantly to the Index’s return for the reporting period. Within the sector, banks led the advance. The materials, consumer discretionary, and energy sectors all contributed meaningfully to the Index’s gain.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	37.13%
Financials	21.11
Consumer Discretionary	9.04
Industrials	5.85
Materials	5.55
Energy	4.98
Consumer Staples	4.78
Telecommunication Services	4.58
Real Estate	2.45
Health Care	2.40
Utilities	2.13

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/17

Country	Percentage of Total Investments*

China	40.34%
South Korea	20.22
Taiwan	16.47
India	12.08
Indonesia	3.15
Malaysia	3.11
Thailand	2.98
Philippines	1.52
Pakistan	0.13

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.17%	16.96%	16.35%	16.17%	16.96%	16.35%
5 Years	5.37%	5.45%	5.86%	29.88%	30.41%	32.93%
Since Inception	2.30%	2.36%	2.98%	14.75%	15.15%	19.41%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 8/16/11. The first day of secondary market trading was 8/18/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,111.70	$3.67	$1,000.00	$1,021.70	$3.52	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI Emerging Markets Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization emerging market equities, as represented by the MSCI Emerging Markets Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.17%, net of fees, while the total return for the Index was 16.35%.

The robust performance of the Index for the reporting period was led by small-capitalization stocks in Taiwan, which benefited from strong growth in technology-related companies. Taiwan’s technology-heavy stock market rose to its highest level in 27 years, led by component suppliers that were helped by robust smartphone production.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

Small-capitalization stocks in India also contributed significantly to the Index’s return despite a slowdown in the country’s economy during the reporting period. The stock market in India reached an all-time high amid government-driven economic reforms, including a demonetization campaign and a new goods and services tax, which are expected generally to stimulate economic activity.

Chinese small-capitalization stocks also contributed meaningfully to the Index’s return for the reporting period. As a major global exporter, China benefited from strengthening economic growth in many regions of the world. Government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output, contributing to the advance in Chinese small-capitalization stocks.

On the downside, small-capitalization stocks in Indonesia, Pakistan, and the Philippines detracted from the Index’s return for the reporting period.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period, benefiting from growing demand for a range of technological devices. Technology hardware and equipment companies led the advance in the information technology sector. The materials sector also contributed meaningfully to the Index’s return, led by a strong performance from the metals and mining and chemicals industries. Other notable contributors included the financials and industrials sectors.

Currency fluctuations had a positive impact on the Index’s return, particularly an approximately 5% gain in the Taiwanese new dollar, an approximately 4% gain in the Indian rupee, and an approximately 3% gain in the Brazilian real relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	17.62%
Consumer Discretionary	16.60
Industrials	14.62
Materials	11.41
Financials	9.23
Real Estate	9.12
Health Care	7.91
Consumer Staples	6.50
Utilities	3.85
Energy	2.11
Telecommunication Services	1.03

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

China	20.92%
Taiwan	18.03
South Korea	15.66
India	13.62
Brazil	5.38
South Africa	5.19
Thailand	3.55
Malaysia	3.15
Mexico	2.97
Indonesia	2.30

TOTAL	90.77%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 96.21%

BRAZIL — 4.54%
AES Tiete Energia SA	1,215,800	$5,467,613
Aliansce Shopping Centers SAa	747,900	4,135,918
Alupar Investimento SA Units	1,163,024	6,912,091
Ambev SA	29,645,300	187,117,436
Arezzo Industria e Comercio SA	451,900	6,575,023
B2W Cia. Digital[a]	1,365,027	8,021,532
B3 SA – Brasil Bolsa Balcao	13,068,578	91,873,999
Banco ABC Brasil SAa	22,913	120,957
Banco Bradesco SA	5,980,066	61,293,562
Banco do Brasil SA	5,471,800	53,388,504
Banco Santander Brasil SA Units	2,718,000	24,221,812
BB Seguridade Participacoes SA	4,463,900	39,326,640
BR Malls Participacoes SA	5,176,565	22,374,830
BR Properties SA	814,100	2,843,509
BRF SAa	2,822,600	38,143,607
CCR SA	7,594,200	42,141,058
Centrais Eletricas Brasileiras SAa	1,511,600	8,464,902
Cia. de Saneamento Basico do Estado de Sao Paulo	2,208,400	22,565,132
Cia. de Saneamento de Minas Gerais-COPASA	513,500	7,035,543
Cia. Hering	304,700	2,614,661
Cia. Siderurgica Nacional SAa	3,946,700	10,900,165
Cielo SA	7,680,496	54,751,712
Cosan SA Industria e Comercio	1,144,300	14,034,400
CPFL Energia SA	1,685,533	14,511,938
CVC Brasil Operadora e Agencia de Viagens SA	767,600	9,319,176
Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,781,600	7,462,851
Duratex SA	2,282,629	6,238,971
EcoRodovias Infraestrutura e Logistica SA	1,737,100	5,907,283
EDP – Energias do Brasil SA	2,005,700	9,714,716
Embraer SA	4,310,900	24,565,602
Engie Brasil Energia SA	964,400	11,064,800
Equatorial Energia SA	1,303,376	25,318,165
Estacio Participacoes SA	1,793,400	14,711,072

Security	Shares	Value
EZ TEC Empreendimentos e Participacoes SA	541,223	$3,832,398
Fibria Celulose SA	1,607,200	21,346,244
Fleury SA	966,200	9,734,316
Gafisa SAa	1	4
Hypermarcas SA	2,154,600	20,207,614
Iguatemi Empresa de Shopping Centers SA	637,100	7,572,833
Iochpe Maxion SA	671,909	4,313,611
JBS SA	5,243,600	14,448,668
JSL SAa	807,200	2,026,690
Klabin SA Units	3,782,400	20,580,237
Kroton Educacional SA	8,781,656	50,153,779
Light SAa	613,300	4,015,312
Linx SA	996,900	5,807,554
Localiza Rent A Car SA	1,102,112	20,858,668
Lojas Americanas SA	1,413,810	6,488,397
Lojas Renner SA	4,578,960	44,531,512
M. Dias Branco SA	731,300	11,411,855
Magnesita Refratarios SA	376,260	4,723,504
Marfrig Global Foods SAa	1,744,700	3,953,570
Minerva SA	1,040,700	3,830,128
MRV Engenharia e Participacoes SA	1,944,100	8,335,079
Multiplan Empreendimentos Imobiliarios SA	534,711	12,420,991
Multiplus SA	391,800	4,670,793
Natura Cosmeticos SA	1,147,900	10,762,304
Odontoprev SA	1,836,700	8,650,986
Petroleo Brasileiro SAa	18,886,000	83,852,411
Porto Seguro SA	837,200	9,246,198
Qualicorp SA	1,482,900	16,424,563
Raia Drogasil SA	1,505,200	33,175,681
Rumo SAa	5,356,900	17,587,051
Sao Martinho SA	1,233,100	6,838,690
SLC Agricola SA	552,300	3,896,792
Smiles SA	443,200	9,790,981
Sonae Sierra Brasil SA	334,200	2,612,888
Sul America SA	1,371,532	7,837,450
TIM Participacoes SA	5,443,100	19,513,473
TOTVS SA	776,200	7,662,214
Transmissora Alianca de Energia Eletrica SA Units	1,226,700	8,772,029
Ultrapar Participacoes SA	2,300,400	53,700,005
Vale SA	19,425,664	216,578,139
WEG SA	3,628,360	23,593,652

		1,668,898,444

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
CHILE — 1.13%
AES Gener SA	19,469,425	$6,812,626
Aguas Andinas SA Series A	15,968,932	10,199,239
Banco de Chile	167,284,270	24,367,007
Banco de Credito e Inversiones	271,558	17,610,392
Banco Santander Chile	420,984,958	30,781,393
CAP SA	516,879	6,067,842
Cencosud SA	8,863,342	26,644,748
Cia. Cervecerias Unidas SA	946,690	12,905,287
Cia. Sud Americana de Vapores SAa	100,168,632	5,220,105
Colbun SA	52,523,287	12,652,760
Empresa Nacional de Telecomunicaciones SA	935,457	9,774,040
Empresas CMPC SA	7,607,011	19,855,165
Empresas COPEC SA	2,860,125	36,510,694
Enel Americas SA	185,275,060	39,968,398
Enel Chile SA	127,434,864	15,003,669
Enel Generacion Chile SA	21,280,659	18,039,324
Engie Energia Chile SA	3,310,842	6,962,652
Inversiones Aguas Metropolitanas SA	3,161,392	5,606,033
Inversiones La Construccion SA	373,579	5,378,149
Itau CorpBanca	919,092,151	8,782,300
LATAM Airlines Group SA	1,877,563	23,541,839
Parque Arauco SA	4,163,721	11,341,508
SACI Falabella	4,475,487	44,996,292
SalfaCorp SA	4,738,650	7,170,937
SONDA SA	3,303,282	6,107,844
Vina Concha y Toro SA	3,005,474	5,096,642

		417,396,885
CHINA — 27.94%
21Vianet Group Inc. ADR[a,b]	584,132	3,031,645
361 Degrees International Ltd.	7,581,000	3,264,311
3SBio Inc.[a,b,c]	6,927,500	9,524,101
51job Inc. ADR[a,b]	214,921	12,766,307
58.com Inc. ADR[a,b]	582,541	36,484,543
AAC Technologies Holdings Inc.[b]	4,695,500	85,613,254
Agile Group Holdings Ltd.	11,666,500	13,982,300
Agricultural Bank of China Ltd. Class H	162,332,000	76,328,573
AGTech Holdings Ltd.[a,b]	21,804,000	4,457,500
Air China Ltd. Class H	11,162,000	9,926,278
Ajisen (China) Holdings Ltd.	7,670,000	3,234,033

Security	Shares	Value
Alibaba Group Holding Ltd. ADR[a,b]	7,202,913	$1,237,028,279
Alibaba Health Information Technology Ltd.[a,b]	22,316,000	10,407,452
Alibaba Pictures Group Ltd.[a,b]	90,650,000	15,868,050
Aluminum Corp. of China Ltd. Class Ha,b	26,928,000	19,921,308
Anhui Conch Cement Co. Ltd. Class H	7,888,500	29,431,505
Anhui Expressway Co. Ltd. Class H	3,378,000	2,555,151
ANTA Sports Products Ltd.	6,997,000	27,535,805
APT Satellite Holdings Ltd.	5,529,500	2,755,406
Asia Cement China Holdings Corp.	5,205,000	1,729,136
Autohome Inc. ADR[a,b]	353,934	22,747,338
AVIC International Holding HK Ltd.[a]	52,016,000	2,492,318
AviChina Industry & Technology Co. Ltd. Class Hb	14,015,000	8,291,045
Baidu Inc. ADR[a]	1,728,518	394,188,530
Bank of China Ltd. Class H	498,077,000	262,197,706
Bank of Communications Co. Ltd. Class H	53,735,000	41,057,606
Baozun Inc. ADR[a,b]	200,530	5,452,411
Beijing Capital International Airport Co. Ltd. Class H	10,298,000	16,657,959
Beijing Capital Land Ltd. Class Hb	7,896,000	3,995,191
Beijing Enterprises Holdings Ltd.[b]	3,246,500	18,127,254
Beijing Enterprises Medical & Health Group Ltd.[a]	57,024,000	3,643,031
Beijing Enterprises Water Group Ltd.	30,872,000	26,231,408
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	3,306,000	4,359,310
BEP International Holdings Ltd.	39,880,000	963,057
Bitauto Holdings Ltd. ADR[a]	178,517	6,390,909
Bosideng International Holdings Ltd.	37,258,000	3,189,551
Brilliance China Automotive Holdings Ltd.	19,620,000	50,764,395
Byd Co. Ltd. Class Hb	3,994,500	23,783,925
BYD Electronic International Co. Ltd.[b]	5,051,500	13,941,493

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
C C Land Holdings Ltd.[a,b]	18,961,500	$4,167,123
Carnival Group International Holdings Ltd.[a,b]	48,947,000	4,002,591
CGN Power Co. Ltd. Class Hc	63,644,000	17,564,929
Chaowei Power Holdings Ltd.	7,167,000	3,708,750
Cheetah Mobile Inc. ADR[a,b]	213,017	1,942,715
China Aerospace International Holdings Ltd.[b]	31,586,000	3,955,086
China Agri-Industries Holdings Ltd.	15,835,200	7,405,252
China Aircraft Leasing Group Holdings Ltd.[b]	3,086,500	3,324,521
China Animal Healthcare Ltd.[a,b,d]	1,237,000	44,255
China Aoyuan Property Group Ltd.[b]	16,722,000	7,072,149
China BlueChemical Ltd. Class H	14,036,000	4,322,108
China Cinda Asset Management Co. Ltd. Class H	54,710,000	20,342,058
China CITIC Bank Corp. Ltd. Class H	52,387,000	34,605,829
China Coal Energy Co. Ltd. Class H	13,333,000	6,712,113
China Communications Construction Co. Ltd. Class H	28,007,000	37,288,035
China Communications Services Corp. Ltd. Class H	17,088,000	9,257,469
China Conch Venture Holdings Ltd.[b]	10,529,000	19,157,212
China Construction Bank Corp. Class H	532,020,000	466,323,454
China Datang Corp. Renewable Power Co. Ltd. Class H	24,583,000	2,732,683
China Dongxiang Group Co. Ltd.[b]	28,788,000	5,149,614
China Electronics Corp. Holdings Co. Ltd.[b]	9,990,000	1,416,849
China Everbright Bank Co. Ltd. Class H	16,612,000	7,980,773
China Everbright International Ltd.[b]	16,036,000	21,186,137
China Everbright Ltd.	5,948,000	13,588,567
China Everbright Water Ltd.[b]	7,760,300	2,685,818
China Evergrande Group[a,b]	23,177,000	70,036,357

Security	Shares	Value
China Fiber Optic Network System Group Ltd.[a,d]	10,394,800	$743,771
China First Capital Group Ltd.[a]	10,698,000	4,278,407
China Foods Ltd.	8,498,000	4,516,950
China Galaxy Securities Co. Ltd. Class H	20,080,000	18,190,521
China Gas Holdings Ltd.	11,762,000	29,696,366
China Huarong Asset Management Co. Ltd. Class Hc	43,392,000	18,517,882
China Huishan Dairy Holdings Co. Ltd.[b,d]	24,768,000	32
China Huiyuan Juice Group Ltd.[a,b]	8,340,500	2,578,948
China Innovationpay Group Ltd.[a,b]	45,128,000	2,306,435
China Jinmao Holdings Group Ltd.	26,134,000	11,620,380
China Lesso Group Holdings Ltd.	8,776,000	6,301,851
China Life Insurance Co. Ltd. Class H	46,993,000	150,710,003
China Lilang Ltd.	5,398,000	4,241,732
China Logistics Property Holdings Co. Ltd.[a,b]	5,772,000	1,969,123
China Longyuan Power Group Corp. Ltd. Class H	20,160,000	15,094,660
China Lumena New Materials Corp.[a,b,d]	2,584,000	3
China Maple Leaf Educational Systems Ltd.[b]	4,844,000	4,109,674
China Medical System Holdings Ltd.[b]	8,804,000	16,198,609
China Mengniu Dairy Co. Ltd.	17,382,000	40,598,606
China Merchants Bank Co. Ltd. Class H	24,382,964	91,905,965
China Merchants Land Ltd.[b]	16,818,000	3,373,721
China Merchants Port Holdings Co. Ltd.	8,268,000	27,044,292
China Metal Recycling Holdings Ltd.[a,d]	62,400	—
China Minsheng Banking Corp. Ltd. Class H	33,936,100	33,864,771
China Mobile Ltd.	38,770,500	411,163,618
China National Building Material Co. Ltd. Class H	18,204,000	11,443,717

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
China National Materials Co. Ltd. Class H	9,424,000	$4,118,097
China Ocean Industry Group Ltd.[a,b]	128,580,000	1,051,450
China Oil and Gas Group Ltd.[b]	50,068,000	3,518,505
China Oilfield Services Ltd. Class H	11,946,000	9,799,247
China Overseas Grand Oceans Group Ltd.	8,601,000	4,681,594
China Overseas Land & Investment Ltd.	24,060,000	84,079,116
China Pacific Insurance Group Co. Ltd. Class H	16,352,600	76,994,462
China Petroleum & Chemical Corp. Class H	160,120,200	122,548,537
China Power Clean Energy Development Co. Ltd.[b]	4,036,500	2,253,832
China Power International Development Ltd.	19,934,000	6,800,501
China Railway Construction Corp. Ltd. Class H	12,360,500	16,203,864
China Railway Group Ltd. Class H	24,928,000	19,938,705
China Regenerative Medicine International Ltd.[a,b]	101,810,000	2,575,674
China Resources Beer Holdings Co. Ltd.	10,660,000	26,750,621
China Resources Gas Group Ltd.[b]	5,860,000	20,665,308
China Resources Land Ltd.	17,453,777	54,525,979
China Resources Phoenix Healthcare Holdings Co. Ltd.[b]	4,180,000	5,282,114
China Resources Power Holdings Co. Ltd.	12,010,000	22,035,993
China SCE Property Holdings Ltd.	13,441,200	6,869,628
China Shenhua Energy Co. Ltd. Class H	21,417,500	55,141,555
China Shineway Pharmaceutical Group Ltd.	4,285,000	3,909,167
China Singyes Solar Technologies Holdings Ltd.[b]	6,901,000	2,230,836
China South City Holdings Ltd.[b]	20,982,000	4,316,263
China Southern Airlines Co. Ltd. Class H	11,684,000	9,121,535

Security	Shares	Value
China State Construction International Holdings Ltd.	11,728,000	$16,993,084
China Suntien Green Energy Corp. Ltd. Class H	16,423,000	3,567,275
China Taiping Insurance Holdings Co. Ltd.	10,470,108	31,772,396
China Telecom Corp. Ltd. Class H	84,264,000	43,281,600
China Traditional Chinese Medicine Holdings Co. Ltd.[b]	14,032,000	8,498,320
China Travel International Investment Hong Kong Ltd.[b]	17,870,000	5,594,043
China Unicom Hong Kong Ltd.[a]	37,966,000	55,301,241
China Vanke Co. Ltd. Class H	7,749,887	23,220,598
China Water Affairs Group Ltd.	8,064,000	4,657,192
China ZhengTong Auto Services Holdings Ltd.	6,600,000	6,240,377
Chinasoft International Ltd.	14,954,000	7,948,513
Chong Sing Holdings FinTech Group Ltd.[a,b]	103,676,000	14,041,687
Chongqing Changan Automobile Co. Ltd. Class B	5,270,567	6,895,924
Chongqing Rural Commercial Bank Co. Ltd. Class H	17,159,000	11,948,783
CIFI Holdings Group Co. Ltd.	22,198,000	12,479,630
CIMC Enric Holdings Ltd.[a,b]	6,108,000	3,652,415
CITIC Ltd.	35,798,000	54,979,200
CITIC Resources Holdings Ltd.[b]	24,362,000	2,801,500
CITIC Securities Co. Ltd. Class H	13,720,000	30,432,597
CNOOC Ltd.	112,930,000	135,058,015
Colour Life Services Group Co. Ltd.[b]	4,751,000	3,126,277
Comba Telecom Systems Holdings Ltd.[b]	19,103,524	2,880,253
Concord New Energy Group Ltd.	75,950,000	3,202,410
Coolpad Group Ltd.[a,b,d]	25,508,000	2,118,483
COSCO SHIPPING International Hong Kong Co. Ltd.	7,772,000	3,286,972
COSCO SHIPPING Ports Ltd.	11,056,000	13,066,972
Country Garden Holdings Co. Ltd.[b]	36,427,733	48,406,164
CPMC Holdings Ltd.	4,779,000	2,949,303

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
CRRC Corp. Ltd. Class H	24,553,750	$22,149,183
CSPC Pharmaceutical Group Ltd.	27,614,000	43,115,727
CT Environmental Group Ltd.[b]	21,304,000	3,021,477
Ctrip.com International Ltd. ADR[a,b]	2,487,743	127,994,377
Dah Chong Hong Holdings Ltd.[b]	8,388,000	4,169,109
Dawnrays Pharmaceutical Holdings Ltd.	5,416,000	3,224,778
Dazhong Transportation Group Co. Ltd. Class B	5,846,950	3,999,314
Digital China Holdings Ltd.[a,b]	6,846,000	4,128,707
Dongfeng Motor Group Co. Ltd. Class H	16,922,000	21,967,497
Dongjiang Environmental Co. Ltd. Class H	2,007,700	2,770,497
Eastern Communications Co. Ltd. Class B	2,927,600	1,885,374
ENN Energy Holdings Ltd.	4,991,000	32,108,664
Fang Holdings Ltd. ADR[a,b]	1,783,283	6,598,147
Fantasia Holdings Group Co. Ltd.	26,704,500	3,616,808
Far East Horizon Ltd.[b]	14,143,000	12,920,603
FDG Electric Vehicles Ltd.[a,b]	118,820,000	4,630,465
First Tractor Co. Ltd. Class H	5,930,000	2,765,558
Fosun International Ltd.[b]	16,049,000	27,847,290
Fu Shou Yuan International Group Ltd.	8,270,000	5,536,968
Fufeng Group Ltd.[b]	12,025,400	7,636,443
Fullshare Holdings Ltd.[b]	41,985,000	16,737,244
Fuyao Glass Industry Group Co. Ltd. Class Hc	3,389,600	10,805,732
GCL-Poly Energy Holdings Ltd.[a,b]	86,069,000	9,677,532
Geely Automobile Holdings Ltd.	32,286,000	79,369,655
GF Securities Co. Ltd. Class H	8,071,600	17,223,099
Glorious Property Holdings Ltd.[a,b]	22,864,000	2,541,597
Golden Eagle Retail Group Ltd.[b]	4,913,000	6,277,431
GOME Electrical Appliances Holding Ltd.[b]	78,884,000	8,264,907
Great Wall Motor Co. Ltd. Class Hb	19,610,500	24,605,678
Greatview Aseptic Packaging Co. Ltd.[b]	10,745,000	6,589,961

Security	Shares	Value
Greentown China Holdings Ltd.[b]	5,120,500	$6,215,430
Guangdong Investment Ltd.	18,266,000	26,979,660
Guangdong Land Holdings Ltd.[a]	8,154,000	1,802,403
Guangzhou Automobile Group Co. Ltd. Class H	13,748,000	27,122,018
Guangzhou R&F Properties Co. Ltd. Class H	6,432,000	15,023,026
Haier Electronics Group Co. Ltd.	8,104,000	21,537,632
Haitian International Holdings Ltd.	4,642,000	13,938,248
Haitong Securities Co. Ltd. Class H	19,562,000	32,793,085
Hanergy Thin Film Power Group Ltd.[a,d]	8,046	—
Hangzhou Steam Turbine Co. Ltd. Class Ba	2,494,100	2,616,328
Harbin Electric Co. Ltd. Class H	6,262,000	3,200,429
HC International Inc.[b]	3,802,000	3,453,957
Health and Happiness H&H International Holdings Ltd.[a,b]	1,420,722	5,082,792
Hengan International Group Co. Ltd.	4,615,500	38,568,406
Hengdeli Holdings Ltd.	8,670,800	498,548
Hi Sun Technology (China) Ltd.[a]	21,105,000	4,880,891
Hisense Kelon Electrical Holdings Co. Ltd. Class H	2,856,000	3,386,424
Hopson Development Holdings Ltd.[b]	5,090,000	4,812,655
Hua Han Health Industry Holdings Ltd. Class Ha,b,d	22,424,288	1,203,381
Hua Hong Semiconductor Ltd.[c]	3,157,000	4,195,108
Huabao International Holdings Ltd.	7,983,000	4,875,613
Huadian Fuxin Energy Corp. Ltd. Class H	17,192,000	3,800,211
Huaneng Power International Inc. Class H	25,420,000	16,629,557
Huaneng Renewables Corp. Ltd. Class H	31,346,000	9,612,327
Huangshi Dongbei Electrical Appliance Co. Ltd. Class B	1,408,400	2,284,425
Huatai Securities Co. Ltd. Class Hc	10,084,600	22,446,158
IGG Inc.[b]	6,232,000	9,762,321

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
iKang Healthcare Group Inc. ADR[a,b]	394,827	$5,736,836
IMAX China Holding Inc.[a,b,c]	587,300	1,353,729
Industrial & Commercial Bank of China Ltd. Class H	464,338,000	347,669,848
Inner Mongolia Yitai Coal Co. Ltd. Class B	7,913,316	10,303,137
JA Solar Holdings Co. Ltd. ADR[a,b]	442,225	2,954,063
JD.com Inc. ADR[a,b]	4,193,192	175,736,677
Jiangsu Expressway Co. Ltd. Class H	8,606,000	13,195,255
Jiangxi Copper Co. Ltd. Class H	8,527,000	14,795,554
JinkoSolar Holding Co. Ltd.[a,b]	184,379	5,131,268
Ju Teng International Holdings Ltd.[b]	8,322,000	3,296,284
Jumei International Holding Ltd. ADR[a,b]	895,679	3,036,352
K Wah International Holdings Ltd.	10,322,000	5,974,441
Kaisa Group Holdings Ltd.[a,b]	14,354,000	6,730,916
Kama Co. Ltd.[a]	2,457,500	2,533,682
Kingboard Chemical Holdings Ltd.	4,610,700	25,155,325
Kingboard Laminates Holdings Ltd.	6,684,000	11,341,479
Kingdee International Software Group Co. Ltd.[a,b]	14,646,000	6,231,584
Kingsoft Corp. Ltd.[b]	5,038,000	11,947,343
Konka Group Co. Ltd. Class Ba	5,707,900	2,297,323
KuangChi Science Ltd.[a,b]	12,440,000	4,212,127
Kunlun Energy Co. Ltd.	21,284,000	20,613,780
KWG Property Holding Ltd.	8,899,500	8,096,192
Lao Feng Xiang Co. Ltd. Class B	1,486,417	5,734,597
Launch Tech Co. Ltd.	1,807,500	2,120,099
Lee & Man Paper Manufacturing Ltd.	10,918,000	12,736,469
Lenovo Group Ltd.[b]	44,636,000	24,409,800
Leyou Technologies Holdings Ltd.[a,b]	19,415,000	4,266,788
Li Ning Co. Ltd.[a]	11,847,500	8,779,907
Lianhua Supermarket Holdings Co. Ltd. Class Ha	4,724,000	1,768,531
Lifetech Scientific Corp.[a,b]	17,600,000	3,890,397

Security	Shares	Value
Livzon Pharmaceutical Group Inc. Class H	941,051	$5,122,217
Longfor Properties Co. Ltd.	9,972,500	23,955,050
Lonking Holdings Ltd.	17,146,000	6,813,314
Luthai Textile Co. Ltd. Class B	2,503,592	2,805,423
Luye Pharma Group Ltd.[b]	9,466,500	4,789,827
MIE Holdings Corp.[a]	15,864,000	1,418,881
Minth Group Ltd.	4,600,000	21,188,406
MMG Ltd.[a,b]	15,683,999	7,655,179
Momo Inc. ADR[a]	690,694	26,612,440
NetDragon Websoft Holdings Ltd.[b]	1,431,500	5,267,676
NetEase Inc. ADR	506,103	139,603,451
New China Life Insurance Co. Ltd. Class H	5,034,700	32,228,976
New Oriental Education & Technology Group Inc. ADR	862,548	70,513,299
Nexteer Automotive Group Ltd.	6,093,000	10,120,680
Nine Dragons Paper (Holdings) Ltd.	10,956,000	18,282,281
Noah Holdings Ltd. ADR[a,b]	223,943	6,559,290
North Mining Shares Co. Ltd.[a,b]	118,200,000	2,084,163
NQ Mobile Inc. ADR[a,b]	816,304	2,718,292
Panda Green Energy Group Ltd.[a,b]	34,420,852	4,485,976
Parkson Retail Group Ltd.[b]	20,881,500	3,175,001
PAX Global Technology Ltd.[b]	6,833,000	3,780,372
People’s Insurance Co. Group of China Ltd. (The) Class H	41,504,000	19,568,228
PetroChina Co. Ltd. Class H	131,744,000	84,165,873
Phoenix Satellite Television Holdings Ltd.[b]	21,670,000	3,156,450
PICC Property & Casualty Co. Ltd. Class H	28,633,360	53,780,500
Ping An Insurance Group Co. of China Ltd. Class H	32,882,500	261,120,607
Poly Property Group Co. Ltd.[a]	14,415,000	7,551,508
Pou Sheng International Holdings Ltd.[b]	18,064,000	3,346,703
Renhe Commercial Holdings Co. Ltd.[a,b]	130,594,000	3,036,895
Renren Inc. ADR[a]	240,864	1,816,115
Road King Infrastructure Ltd.	3,856,000	5,123,958
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	14,889,000	2,587,257

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Semiconductor Manufacturing International Corp.[a,b]	18,346,200	$17,252,782
Shandong Airlines Co. Ltd. Class B	1,489,192	2,540,196
Shandong Chenming Paper Holdings Ltd. Class H	3,226,000	4,707,233
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	12,228,000	9,764,964
Shang Gong Group Co. Ltd. Class Ba	3,244,600	3,299,758
Shanghai Baosight Software Co. Ltd. Class B	2,030,100	2,959,886
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	3,988,000	3,006,952
Shanghai Electric Group Co. Ltd. Class Ha,b	17,632,000	7,997,700
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	3,199,500	12,018,897
Shanghai Greencourt Investment Group Co. Ltd. Class Ba	4,622,500	2,620,957
Shanghai Haixin Group Co. Class B	3,900,000	2,667,600
Shanghai Industrial Holdings Ltd.	3,252,000	9,889,235
Shanghai Industrial Urban Development Group Ltd.[b]	17,126,000	3,741,857
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	10,590,000	3,017,422
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	1,537,900	2,105,385
Shanghai Jinjiang International Travel Co. Ltd. Class B	794,200	2,349,244
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	2,241,699	2,273,083
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	6,086,560	9,817,621
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	4,624,600	11,380,613

Security	Shares	Value
Shanghai Shibei Hi-Tech Co. Ltd. Class B	4,131,800	$2,367,521
Shenzhen Expressway Co. Ltd. Class H	5,704,000	5,568,113
Shenzhen International Holdings Ltd.	6,444,750	11,841,321
Shenzhen Investment Ltd.	20,846,000	9,508,809
Shenzhou International Group Holdings Ltd.	3,659,000	29,313,329
Shimao Property Holdings Ltd.	7,751,500	16,005,244
Shougang Concord International Enterprises Co. Ltd.[a]	91,202,000	3,379,384
Shougang Fushan Resources Group Ltd.	19,972,000	4,516,791
Shui On Land Ltd.	25,234,166	5,900,315
Sihuan Pharmaceutical Holdings Group Ltd.	28,658,000	11,021,674
SINA Corp./China[a]	365,937	37,263,365
Sino Biopharmaceutical Ltd.	28,892,000	25,361,184
Sino Oil And Gas Holdings Ltd.[a,b]	100,265,000	2,049,767
Sino-Ocean Group Holding Ltd.	20,171,000	13,917,344
Sinofert Holdings Ltd.[a,b]	23,808,000	3,285,352
Sinolink Worldwide Holdings Ltd.[a]	23,582,000	3,344,559
Sinopec Engineering Group Co. Ltd. Class H	8,819,000	7,955,349
Sinopec Kantons Holdings Ltd.[b]	8,254,000	5,114,950
Sinopec Shanghai Petrochemical Co. Ltd. Class H	22,887,000	14,270,654
Sinopharm Group Co. Ltd. Class H	7,454,800	33,671,355
Sinosoft Technology Group Ltd.[b]	7,525,600	2,307,744
Sinotrans Ltd. Class H	14,632,000	8,263,445
Sinotrans Shipping Ltd.[b]	14,787,000	4,610,044
Skyworth Digital Holdings Ltd.[b]	13,364,000	6,198,381
SMI Holdings Group Ltd.[b]	10,379,999	5,159,197
SOHO China Ltd.	15,210,000	8,861,949
Sohu.com Inc.[a]	197,190	10,518,115
SSY Group Ltd.	16,482,411	7,623,677
Sun Art Retail Group Ltd.	16,343,500	15,056,205
Sunac China Holdings Ltd.[b]	13,600,000	40,835,883

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Sunny Optical Technology Group Co. Ltd.	4,574,000	$65,572,871
Superb Summit International Group Ltd.[a,b,d]	6,035,000	46,266
TAL Education Group Class A ADR	1,800,696	54,795,179
Tarena International Inc. ADR	293,187	4,139,800
TCL Multimedia Technology Holdings Ltd.[a,b]	5,470,000	2,627,909
Technovator International Ltd.[a,b]	8,710,000	2,637,556
Tencent Holdings Ltd.	36,022,100	1,514,258,815
Tian Ge Interactive Holdings Ltd.[b,c]	3,986,000	2,750,212
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	4,140,000	2,623,718
Tianjin Development Holdings Ltd.	6,932,000	3,728,858
Tianjin Port Development Holdings Ltd.	25,354,000	4,178,990
Tianneng Power International Ltd.[b]	5,436,000	4,653,604
Tibet Water Resources Ltd.[a,b]	15,172,000	5,951,362
Tingyi Cayman Islands Holding Corp.[b]	13,052,000	17,377,207
Tong Ren Tang Technologies Co. Ltd. Class Hb	4,235,000	5,952,252
Tongda Group Holdings Ltd.[b]	21,230,000	5,886,334
Towngas China Co. Ltd.[b]	8,164,000	5,528,586
TravelSky Technology Ltd. Class H	6,048,000	16,537,153
Tsingtao Brewery Co. Ltd. Class H	2,426,000	10,058,673
Tuniu Corp. ADR[a,b]	288,511	2,163,832
Vinda International Holdings Ltd.	1,988,000	3,530,745
Vipshop Holdings Ltd. ADR[a]	2,646,033	24,634,567
Viva China Holdings Ltd.[a]	23,312,000	2,025,460
Want Want China Holdings Ltd.[b]	32,073,000	21,227,778
Wasion Group Holdings Ltd.[b]	4,284,000	1,828,231
Weibo Corp. ADR[a,b]	299,134	30,242,447
Weichai Power Co. Ltd. Class H	13,148,000	13,540,351
Weiqiao Textile Co. Class Ha	2,907,500	1,545,426
Welling Holding Ltd.	15,424,000	2,798,469
West China Cement Ltd.[a]	20,980,000	3,029,138

Security	Shares	Value
Wisdom Sports Group[a,b]	9,365,000	$1,232,481
Xiamen International Port Co. Ltd. Class H	15,386,000	3,204,413
Xingda International Holdings Ltd.	9,222,000	3,534,936
Xinhua Winshare Publishing and Media Co. Ltd. Class H	3,243,000	2,660,218
Xinyi Solar Holdings Ltd.[b]	21,400,800	7,273,557
XTEP International Holdings Ltd.[b]	8,182,000	2,906,293
Yanchang Petroleum International Ltd.[a]	16,860,000	320,981
Yanzhou Coal Mining Co. Ltd. Class H	11,998,000	12,049,432
YuanShengTai Dairy Farm Ltd.[a]	41,696,000	1,917,927
Yuexiu Property Co. Ltd.	48,022,880	8,835,800
Yuexiu REIT[b]	9,874,000	6,497,339
Yuexiu Transport Infrastructure Ltd.[b]	7,478,000	5,732,867
Yum China Holdings Inc.[a]	2,480,656	87,715,996
Yuzhou Properties Co. Ltd.	13,510,400	8,683,031
YY Inc. ADR[a]	216,100	16,146,992
Zhaojin Mining Industry Co. Ltd. Class Hb	7,404,500	6,433,389
Zhejiang Expressway Co. Ltd. Class H	9,474,000	11,850,898
Zhongsheng Group Holdings Ltd.[b]	4,336,500	9,419,405
Zhuzhou CRRC Times Electric Co. Ltd. Class H	3,461,700	18,112,505
Zijin Mining Group Co. Ltd. Class H	35,888,000	13,160,317
ZTE Corp. Class Ha	4,686,640	12,784,821

		10,276,808,383
COLOMBIA — 0.28%
Almacenes Exito SA	1,112,926	5,805,003
Bancolombia SA	1,158,730	12,984,975
Cementos Argos SA	2,963,421	12,035,648
Corp. Financiera Colombiana SA	816,139	7,976,270
Ecopetrol SA	31,505,862	14,657,397
Grupo Argos SA/Colombia	1,771,820	12,623,216
Grupo de Inversiones Suramericana SA	1,678,006	23,647,571

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Interconexion Electrica SA ESP	2,553,765	$11,585,968

		101,316,048
CZECH REPUBLIC — 0.18%
CEZ AS	1,017,143	19,260,740
Komercni Banka AS	516,097	22,705,487
Moneta Money Bank ASc	3,681,159	12,885,715
Pegas Nonwovens SA	110,643	5,066,634
Philip Morris CR AS	7,565	5,356,788

		65,275,364
EGYPT — 0.14%
Commercial International Bank Egypt SAE	5,737,162	27,370,096
Egyptian Financial Group-Hermes Holding Co.	4,853,282	5,685,980
Ezz Steel[a]	1,889,873	1,796,771
Global Telecom Holding SAE[a]	26,829,111	10,695,184
Heliopolis Housing	656,450	920,368
Medinet Nasr Housing	1,742,250	962,874
Oriental Weavers	336,397	348,207
Six of October Development & Investment[a]	1,723,988	1,337,409
Telecom Egypt Co.	1,362,589	985,292

		50,102,181
GREECE — 0.42%
Alpha Bank AEa,b	8,825,394	22,349,039
Athens Water Supply & Sewage Co. SA	247,025	1,776,812
Eurobank Ergasias SAa,b	11,928,467	12,862,846
FF Group[a,b]	241,124	5,991,449
Hellenic Exchanges-Athens Stock Exchange SA	627,642	3,813,099
Hellenic Telecommunications Organization SA	1,616,240	20,560,552
HOLDING Co. ADMIE IPTO SAa	846,965	2,094,469
JUMBO SA	728,321	12,122,606
Motor Oil Hellas Corinth Refineries SA	465,419	10,458,058
Mytilineos Holdings SAa	880,608	8,993,338
National Bank of Greece SAa,b	34,574,712	14,017,097
OPAP SA	1,532,601	17,109,599
Piraeus Bank SAa	1,755,806	9,832,016
Piraeus Port Authority SA	44,848	832,322
Public Power Corp. SAa	965,319	2,582,251

Security	Shares	Value
Titan Cement Co. SA	308,601	$8,750,459

		154,146,012
HUNGARY — 0.31%
Magyar Telekom Telecommunications PLC	2,478,790	4,706,612
MOL Hungarian Oil & Gas PLC	303,735	28,150,453
OTP Bank PLC	1,490,171	60,561,043
Richter Gedeon Nyrt	829,578	21,571,358

		114,989,466
INDIA — 9.32%
ACC Ltd.	407,404	11,473,050
Adani Enterprises Ltd.	2,190,107	4,541,150
Adani Ports & Special Economic Zone Ltd.	4,805,285	29,537,737
Adani Power Ltd.[a]	8,666,644	4,521,344
Adani Transmissions Ltd.[a]	2,412,974	4,795,657
Aditya Birla Capital Ltd.[a]	3,177,949	9,223,489
AIA Engineering Ltd.	323,466	6,634,149
Ajanta Pharma Ltd.	236,234	4,412,140
Amara Raja Batteries Ltd.	326,656	3,976,771
Ambuja Cements Ltd.	4,405,252	19,319,331
Apollo Hospitals Enterprise Ltd.[a]	528,176	8,944,735
Apollo Tyres Ltd.	1,936,503	7,676,187
Arvind Ltd.	1,012,833	5,873,287
Ashok Leyland Ltd.	8,430,587	14,124,337
Asian Paints Ltd.	1,916,059	35,024,904
Aurobindo Pharma Ltd.	1,886,865	21,406,681
Axis Bank Ltd.	10,653,457	83,384,482
Bajaj Auto Ltd.	556,708	24,510,349
Bajaj Finance Ltd.	1,118,148	31,167,602
Bajaj Finserv Ltd.	283,544	24,407,815
Balkrishna Industries Ltd.	334,086	8,195,073
Bata India Ltd.	566,621	6,034,828
Bayer CropScience Ltd./India	99,116	6,198,176
Bharat Financial Inclusion Ltd.[a]	261,184	3,592,767
Bharat Forge Ltd.	694,360	12,250,041
Bharat Heavy Electricals Ltd.	3,878,834	7,821,227
Bharat Petroleum Corp. Ltd.	5,081,542	42,050,577
Bharti Airtel Ltd.	7,733,025	51,737,976
Bharti Infratel Ltd.	3,644,768	21,392,103
Biocon Ltd.	1,222,802	6,446,245
Blue Dart Express Ltd.	64,336	4,282,223
Bosch Ltd.	51,267	17,632,776
Cadila Healthcare Ltd.	1,468,926	11,489,224
Canara Bank Ltd.	990,834	5,266,003

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Care Ratings Ltd.	219,863	$5,098,968
Ceat Ltd.	166,988	4,455,626
Century Textiles & Industries Ltd.	276,843	5,369,372
CESC Ltd.	576,395	9,158,122
CG Power and Industrial Solutions Ltd.[a]	3,623,515	4,554,458
Cipla Ltd.	2,397,258	21,446,461
Coal India Ltd.	4,755,084	17,658,739
Container Corp. of India Ltd.	383,272	7,913,505
CRISIL Ltd.	192,657	5,702,144
Crompton Greaves Consumer Electricals Ltd.	2,752,232	9,435,117
Dabur India Ltd.	3,883,669	19,143,061
DCB Bank Ltd.	1,878,843	5,399,088
Dewan Housing Finance Corp. Ltd.	1,173,484	9,273,876
Dish TV India Ltd.[a]	3,544,872	4,408,476
Divi’s Laboratories Ltd.[a]	640,271	6,974,986
Dr. Reddy’s Laboratories Ltd.	737,831	23,325,045
Edelweiss Financial Services Ltd.	1,191,232	4,607,374
Eicher Motors Ltd.	87,438	43,018,313
Exide Industries Ltd.	1,990,013	6,127,906
Federal Bank Ltd.	9,944,267	16,854,756
Finolex Cables Ltd.	847,225	7,128,214
GAIL (India) Ltd.	3,355,683	19,858,116
Gateway Distriparks Ltd.	974,243	3,371,112
GE T&D India Ltd.	784,051	5,011,451
Glenmark Pharmaceuticals Ltd.	1,047,665	9,982,327
GMR Infrastructure Ltd.[a]	18,387,050	4,947,221
Godrej Consumer Products Ltd.	1,655,624	24,067,912
Godrej Industries Ltd.	695,211	6,659,431
Grasim Industries Ltd.	2,357,030	44,068,317
GRUH Finance Ltd.	1,063,436	8,674,507
Gujarat Pipavav Port Ltd.	1,520,932	3,041,805
Havells India Ltd.	1,842,724	14,077,070
HCL Technologies Ltd.	3,587,025	48,553,649
Hero Motocorp Ltd.	336,082	21,003,597
Hexaware Technologies Ltd.	1,017,061	4,346,588
Hindalco Industries Ltd.	7,906,636	29,436,724
Hindustan Petroleum Corp. Ltd.	4,162,747	31,800,356
Hindustan Unilever Ltd.	4,213,064	80,387,709
Housing Development & Infrastructure Ltd.[a]	3,020,193	2,933,912

Security	Shares	Value
Housing Development Finance Corp. Ltd.	9,564,897	$265,866,768
ICICI Bank Ltd.	15,022,008	70,038,669
Idea Cellular Ltd.	9,437,410	13,382,628
IDFC Bank Ltd.	9,698,323	8,321,355
IFCI Ltd.[a]	7,329,156	2,740,139
India Cements Ltd. (The)	1,540,125	4,288,414
Indiabulls Housing Finance Ltd.	2,072,923	39,414,762
Indian Hotels Co. Ltd. (The)	3,311,055	6,155,826
Indian Oil Corp. Ltd.	4,013,033	28,544,238
Infosys Ltd.	11,581,378	165,759,478
IRB Infrastructure Developers Ltd.	1,482,259	4,964,340
ITC Ltd.	21,744,361	96,006,662
Jain Irrigation Systems Ltd.	3,068,073	4,729,803
Jaiprakash Associates Ltd.[a]	11,897,427	4,448,071
Jammu & Kashmir Bank Ltd. (The)	2,155,974	2,672,782
Jindal Steel & Power Ltd.[a]	2,238,255	4,800,293
JSW Steel Ltd.	5,898,076	23,471,900
Jubilant Foodworks Ltd.	286,614	6,252,255
Jubilant Life Sciences Ltd.	538,192	5,915,155
Just Dial Ltd.[a]	264,055	1,616,311
Kajaria Ceramics Ltd.	615,297	6,755,381
Karur Vysya Bank Ltd. (The)	2,833,303	6,306,940
KPIT Technologies Ltd.	1,975,674	3,602,038
L&T Finance Holdings Ltd.	3,610,524	11,312,848
Larsen & Toubro Ltd.	3,043,824	54,104,491
LIC Housing Finance Ltd.	2,110,510	22,246,998
Lupin Ltd.	1,452,317	22,251,765
Mahindra & Mahindra Financial Services Ltd.	1,968,750	13,165,806
Mahindra & Mahindra Ltd.	2,385,845	50,190,405
Manappuram Finance Ltd.	3,462,510	5,378,499
Marico Ltd.	3,246,990	16,022,573
Maruti Suzuki India Ltd.	693,101	83,488,170
Max Financial Services Ltd.	893,617	8,408,992
Max India Ltd.[a]	1,196,511	2,615,708
MindTree Ltd.	766,636	5,528,546
Motherson Sumi Systems Ltd.	4,170,716	20,101,251
Mphasis Ltd.	562,031	5,355,125
NCC Ltd./India	3,567,795	4,710,458
Nestle India Ltd.	166,125	18,505,976
NIIT Technologies Ltd.	484,924	3,781,840
NTPC Ltd.	10,741,774	28,355,712

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Oil & Natural Gas Corp. Ltd.	8,465,962	$20,785,401
Page Industries Ltd.	44,489	12,351,833
Persistent Systems Ltd.	467,551	4,552,179
PI Industries Ltd.	514,594	5,809,546
Piramal Enterprises Ltd.	521,366	22,132,237
Power Finance Corp. Ltd.	4,536,238	8,664,276
PTC India Ltd.	3,551,275	6,644,101
Rajesh Exports Ltd.	661,158	7,694,829
Rallis India Ltd.	1,136,557	4,039,432
Ramco Cements Ltd. (The)	685,222	7,404,648
Raymond Ltd.	376,555	4,577,771
Redington India Ltd.	2,842,906	6,590,699
Reliance Capital Ltd.	796,195	10,029,930
Reliance Industries Ltd.	8,258,535	205,991,030
Reliance Infrastructure Ltd.	915,110	7,289,959
Rural Electrification Corp. Ltd.	4,785,374	12,617,270
Shree Cement Ltd.	63,095	17,362,309
Shriram Transport Finance Co. Ltd.	1,015,762	15,651,248
Siemens Ltd.	567,890	11,415,321
Sintex Plastics Technology Ltd.[a]	2,794,150	4,508,579
Sobha Ltd.	572,705	3,524,407
SRF Ltd.	156,495	3,753,481
State Bank of India	10,910,216	47,403,258
Strides Shasun Ltd.	373,330	5,286,378
Sun Pharma Advanced Research Co. Ltd.[a]	846,611	5,117,311
Sun Pharmaceuticals Industries Ltd.	6,250,106	47,042,311
Sundaram Finance Ltd.	319,027	7,989,118
Suzlon Energy Ltd.[a]	18,352,838	4,679,631
Tata Communications Ltd.	598,005	6,098,269
Tata Consultancy Services Ltd.	2,982,564	116,470,521
Tata Elxsi Ltd.	111,025	2,848,037
Tata Global Beverages Ltd.	2,791,435	8,645,965
Tata Motors Ltd.[a]	10,162,510	59,861,061
Tata Motors Ltd. Class Aa	2,224,150	7,610,846
Tata Power Co. Ltd.	8,057,851	9,989,397
Tata Steel Ltd.	1,970,227	19,664,900
Tech Mahindra Ltd.	3,027,553	20,277,223
Thermax Ltd.	321,782	4,475,413
Titan Co. Ltd.	2,195,072	21,189,714
Torrent Power Ltd.	1,107,956	3,642,275
TTK Prestige Ltd.	41,968	4,110,978
Tube Investments of India Ltd.	695,884	8,634,562

Security	Shares	Value
TV18 Broadcast Ltd.[a]	5,405,982	$3,226,190
TVS Motor Co. Ltd.	947,472	8,947,636
Ultratech Cement Ltd.	589,137	36,867,228
Union Bank of India[a]	1,279,738	2,728,586
United Spirits Ltd.[a]	402,169	15,997,740
UPL Ltd.	2,382,035	30,854,994
VA Tech Wabag Ltd.	366,736	3,524,440
Vakrangee Ltd.	1,280,973	10,259,607
Vedanta Ltd.	9,809,807	47,402,270
Vijaya Bank	3,478,925	3,708,785
Voltas Ltd.	929,357	7,628,792
Welspun India Ltd.	2,042,263	2,477,503
Wipro Ltd.	7,916,840	37,041,542
Wockhardt Ltd.	308,806	2,900,570
Yes Bank Ltd.	2,132,184	58,470,897
Zee Entertainment Enterprises Ltd.	3,724,654	30,268,595

		3,426,932,247
INDONESIA — 2.27%
Ace Hardware Indonesia Tbk PT	71,353,200	5,829,335
Adaro Energy Tbk PT	101,952,400	13,945,670
Adhi Karya Persero Tbk PT	18,782,200	2,843,655
AKR Corporindo Tbk PT	13,966,800	7,092,270
Alam Sutera Realty Tbk PT	92,491,400	2,481,781
Aneka Tambang Persero Tbk PTa	64,049,543	3,552,441
Astra International Tbk PT	126,947,600	74,929,722
Bank Bukopin Tbk	49,496,200	2,207,333
Bank Central Asia Tbk PT	67,129,000	95,345,117
Bank Danamon Indonesia Tbk PT	23,850,300	9,742,478
Bank Mandiri Persero Tbk PT	59,546,700	58,466,629
Bank Negara Indonesia Persero Tbk PT	49,526,900	27,283,969
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	20,466,500	3,927,015
Bank Rakyat Indonesia Persero Tbk PT	70,497,400	79,918,541
Bank Tabungan Negara Persero Tbk PT	34,986,776	7,893,134
Bumi Serpong Damai Tbk PT	56,159,300	7,723,903
Charoen Pokphand Indonesia Tbk PT	50,243,700	10,431,348

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Ciputra Development Tbk PT	95,687,127	$8,391,091
Eagle High Plantations Tbk PTa	94,782,900	1,520,277
Gudang Garam Tbk PT	3,156,800	16,373,149
Hanjaya Mandala Sampoerna Tbk PT	60,103,500	16,397,597
Hanson International Tbk PTa	482,237,900	4,879,487
Indocement Tunggal Prakarsa Tbk PT	10,890,700	16,162,184
Indofood CBP Sukses Makmur Tbk PT	16,380,800	10,712,223
Indofood Sukses Makmur Tbk PT	28,015,300	17,585,680
Jasa Marga Persero Tbk PT	17,740,680	7,745,425
Kalbe Farma Tbk PT	141,920,300	18,189,455
Kawasan Industri Jababeka Tbk PT	169,031,488	3,927,429
Krakatau Steel Persero Tbk PTa	32,864,914	1,367,113
Link Net Tbk PT	9,640,300	3,598,313
Lippo Karawaci Tbk PT	88,169,400	5,187,602
Matahari Department Store Tbk PT	15,693,300	11,762,330
Media Nusantara Citra Tbk PT	41,435,400	4,627,398
Mitra Adiperkasa Tbk PT	8,053,400	4,225,289
Modernland Realty Tbk PT	96,810,000	1,959,129
Pakuwon Jati Tbk PT	157,955,300	7,932,098
Panin Financial Tbk PTa	159,924,400	2,972,662
Pembangunan Perumahan Persero Tbk PT	25,790,250	5,431,765
Perusahaan Gas Negara Persero Tbk PT	69,800,200	11,091,023
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	28,578,900	2,945,285
Ramayana Lestari Sentosa Tbk PT	32,743,000	2,478,671
Salim Ivomas Pratama Tbk PT	33,834,100	1,262,883
Semen Indonesia Persero Tbk PT	19,462,200	15,280,059
Siloam International Hospitals Tbk PTa	2,077,337	1,708,797
Sugih Energy Tbk PTa	82,105,800	307,697
Summarecon Agung Tbk PT	67,182,100	5,261,977
Surya Citra Media Tbk PT	42,968,300	7,117,369
Tambang Batubara Bukit Asam Persero Tbk PT	5,845,500	5,421,831

Security	Shares	Value
Telekomunikasi Indonesia Persero Tbk PT	317,586,200	$111,638,381
Timah Persero Tbk PT	33,354,052	2,387,432
Tower Bersama Infrastructure Tbk PT	16,550,800	7,970,236
Unilever Indonesia Tbk PT	9,798,700	37,125,190
United Tractors Tbk PT	11,518,700	26,159,242
Waskita Karya Persero Tbk PT	39,932,800	6,644,492
Wijaya Karya Persero Tbk PT	25,153,823	3,742,343

		833,104,945
MALAYSIA — 2.35%
AEON Credit Service M Bhd	1,903,800	5,563,616
AirAsia Bhd	10,465,600	8,136,235
Alliance Financial Group Bhd	8,230,300	7,400,621
AMMB Holdings Bhd	10,382,500	10,405,597
Astro Malaysia Holdings Bhd	12,521,000	7,857,694
Axiata Group Bhd[b]	17,387,300	20,072,448
Berjaya Corp. Bhd[a]	31,219,306	2,412,451
Berjaya Sports Toto Bhd	4,675,473	2,463,368
British American Tobacco Malaysia Bhd	976,900	10,106,414
Bursa Malaysia Bhd	3,654,200	8,693,753
Cahya Mata Sarawak Bhd[b]	5,286,800	5,026,205
Capitaland Malaysia Mall Trust[b]	12,263,700	4,192,718
Carlsberg Brewery Malaysia Bhd	1,344,600	4,666,192
CIMB Group Holdings Bhd	25,696,100	42,601,191
Dialog Group Bhd[b]	25,777,596	12,374,212
DiGi.Com Bhd[b]	20,027,300	22,698,076
DRB-Hicom Bhd	4,682,600	1,732,469
Eastern & Oriental Bhd[b]	7,689,029	2,664,738
Felda Global Ventures Holdings Bhd[b]	10,277,400	3,730,235
Gamuda Bhd	10,671,800	13,344,436
Genting Bhd	14,078,300	32,010,372
Genting Malaysia Bhd	19,441,200	26,722,830
Genting Plantations Bhd[b]	1,848,900	4,606,556
HAP Seng Consolidated Bhd[b]	4,609,100	9,799,936
Hartalega Holdings Bhd	4,762,900	7,572,905
Hong Leong Bank Bhd	4,892,300	17,688,119
Hong Leong Financial Group Bhd	1,857,600	7,351,233
IHH Healthcare Bhd	15,102,900	21,184,023
IJM Corp. Bhd	16,614,400	12,994,285
Inari Amertron Bhd	12,232,100	7,275,386
IOI Corp. Bhd[b]	14,860,000	15,797,775

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
IOI Properties Group Bhd	14,269,541	$6,649,429
Kossan Rubber Industries[b]	2,359,800	3,978,588
KPJ Healthcare Bhd	4,793,350	4,669,321
Kuala Lumpur Kepong Bhd	2,818,300	16,195,078
Lafarge Malaysia Bhd[b]	3,463,900	4,404,397
Magnum Bhd	6,594,400	2,933,933
Mah Sing Group Bhd	11,103,723	3,848,147
Malayan Banking Bhd	22,194,600	49,165,418
Malaysia Airports Holdings Bhd	5,832,200	12,291,254
Malaysia Building Society Bhd	11,527,600	3,482,169
Malaysian Resources Corp. Bhd[b]	10,825,900	3,042,051
Maxis Bhd[b]	12,148,300	16,442,378
MISC Bhd	7,712,100	13,435,903
My EG Services Bhd[b]	15,405,200	7,647,588
OSK Holdings Bhd	5,781,400	2,166,079
Pavilion REIT	9,771,300	3,935,520
Petronas Chemicals Group Bhd	15,253,300	25,573,967
Petronas Dagangan Bhd	1,802,400	10,298,223
Petronas Gas Bhd	4,240,000	18,268,587
POS Malaysia Bhd[b]	2,930,600	3,774,336
PPB Group Bhd	2,977,400	11,629,325
Public Bank Bhd	17,428,960	84,073,663
QL Resources Bhd	5,361,950	6,051,891
RHB Bank Bhd	5,845,766	6,912,801
RHB Bank Bhd New[a,d]	1,769,000	4
Sapura Energy Bhd	30,366,600	9,812,881
Sime Darby Bhd	14,753,100	31,091,886
Sunway Bhd	6,144,752	6,244,754
Sunway Construction Group Bhd[b]	6,837,270	3,682,407
Sunway REIT[b]	12,646,400	5,063,890
Supermax Corp. Bhd[b]	4,898,700	2,041,842
Ta Ann Holdings Bhd	3,542,060	3,043,990
Telekom Malaysia Bhd	6,906,800	10,399,420
Tenaga Nasional Bhd	20,927,800	69,979,858
TIME dotCom Bhd	2,979,900	6,908,093
Top Glove Corp. Bhd[b]	4,934,600	6,482,404
UEM Sunrise Bhd[a,b]	11,421,000	3,075,553
UOA Development Bhd	6,917,800	4,211,750
WCT Holdings Bhd[a,b]	8,531,179	3,495,975
Westports Holdings Bhd[b]	8,562,200	7,518,616
YTL Corp. Bhd	24,604,700	8,239,017
YTL Power International Bhd	12,361,435	4,081,401

		865,389,876

Security	Shares	Value
MEXICO — 3.48%
Alfa SAB de CV	19,528,500	$27,425,529
Alsea SAB de CV	3,621,800	13,218,953
America Movil SAB de CV Series L	210,306,700	196,114,368
Arca Continental SAB de CV	2,902,900	21,304,194
Axtel SAB de CV CPO[a,b]	10,940,700	2,553,664
Banregio Grupo Financiero SAB de CV	1,764,600	11,419,616
Bolsa Mexicana de Valores SAB de CV	3,260,200	5,654,166
Cemex SAB de CV CPO[a]	91,436,586	85,727,811
Coca-Cola Femsa SAB de CV Series L	3,114,500	25,605,907
Concentradora Fibra Hotelera Mexicana SA de CV	4,133,100	3,392,701
Consorcio ARA SAB de CV	8,744,000	2,987,808
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	4,271,300	5,389,827
Corp Inmobiliaria Vesta SAB de CV	3,988,700	5,881,418
El Puerto de Liverpool SAB de CV Series C1[b]	1,221,980	10,982,410
Fibra Uno Administracion SA de CV	15,968,500	28,572,216
Fomento Economico Mexicano SAB de CV	12,252,600	123,008,947
Genomma Lab Internacional SAB de CV Series Ba,b	5,614,700	7,217,336
Gentera SAB de CV	7,099,000	10,925,675
Gruma SAB de CV Series B	1,405,680	20,681,287
Grupo Aeromexico SAB de CVa,b	3,335,900	6,762,484
Grupo Aeroportuario del Centro Norte SAB de CV	2,038,800	12,370,472
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,321,600	25,688,670
Grupo Aeroportuario del Sureste SAB de CV Series B	1,368,990	28,013,878
Grupo Bimbo SAB de CV Series Ab	10,524,400	25,592,431
Grupo Carso SAB de CV Series A1	3,653,400	14,810,181
Grupo Comercial Chedraui SA de CV	2,706,800	5,816,748

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Grupo Financiero Banorte SAB de CV Series O	15,807,200	$108,132,237
Grupo Financiero Inbursa SAB de CV Series O	15,278,000	25,630,848
Grupo Financiero Santander Mexico SAB de CV Series B	11,295,300	23,341,286
Grupo Herdez SAB de CV	2,260,900	5,553,700
Grupo Lala SAB de CVb	4,628,400	8,242,578
Grupo Mexico SAB de CV Series B	24,507,000	81,044,877
Grupo Televisa SAB	15,488,900	80,335,185
Industrias Bachoco SAB de CV Series B	1,282,700	6,829,216
Industrias CH SAB de CV Series Ba,b	1,194,700	5,733,273
Industrias Penoles SAB de CV	886,955	23,117,488
Infraestructura Energetica Nova SAB de CV	3,444,500	18,775,620
Kimberly-Clark de Mexico SAB de CV Series A	9,846,600	19,391,826
La Comer SAB de CVa,b	3,338,600	3,332,465
Macquarie Mexico Real Estate Management SA de CV	5,447,800	7,335,972
Mexichem SAB de CV	6,547,983	17,495,333
PLA Administradora Industrial S. de RL de CV	4,332,400	7,389,710
Promotora y Operadora de Infraestructura SAB de CV	1,581,585	17,384,989
Qualitas Controladora SAB de CV	2,416,500	4,223,477
Telesites SAB de CVa,b	10,379,395	8,287,093
Wal-Mart de Mexico SAB de CV	32,711,600	79,820,874

		1,278,516,744
PAKISTAN — 0.19%
DG Khan Cement Co. Ltd.	2,169,700	3,206,701
Engro Corp. Ltd./Pakistan	2,229,100	6,007,340
Engro Fertilizers Ltd.	5,597,347	3,080,137
Fauji Cement Co. Ltd.	6,183,000	2,016,528
Fauji Fertilizer Co. Ltd.	4,111,720	2,769,548
Habib Bank Ltd.	3,730,900	6,300,682
Hub Power Co. Ltd. (The)	5,171,495	5,559,357
Lucky Cement Ltd.	1,008,500	5,723,142
MCB Bank Ltd.	2,460,500	4,524,794
National Bank of Pakistan	3,639,500	1,921,116
Nishat Mills Ltd.	2,586,100	3,512,130

Security	Shares	Value
Oil & Gas Development Co. Ltd.	4,842,700	$6,495,294
Pakistan Oilfields Ltd.	802,200	3,663,202
Pakistan State Oil Co. Ltd.	1,295,900	5,171,897
Searle Co. Ltd. (The)	714,300	2,665,113
SUI Northern Gas Pipeline[a]	2,274,100	3,166,663
United Bank Ltd./Pakistan	3,150,400	5,573,992

		71,357,636
PERU — 0.36%
Cia. de Minas Buenaventura SAA ADR	1,277,508	17,156,932
Credicorp Ltd.	437,084	88,658,119
Southern Copper Corp.	620,430	25,251,501

		131,066,552
PHILIPPINES — 1.08%
Aboitiz Equity Ventures Inc.	12,853,820	18,701,718
Aboitiz Power Corp.	8,592,800	6,633,097
Alliance Global Group Inc.	17,695,200	4,806,787
Ayala Corp.	1,661,540	29,873,301
Ayala Land Inc.	45,341,400	37,215,923
Bank of the Philippine Islands	5,619,535	11,630,032
BDO Unibank Inc.	12,937,746	32,135,773
Cebu Air Inc.	2,002,600	4,238,452
Cosco Capital Inc.	18,478,100	2,831,118
D&L Industries Inc.	20,126,400	4,066,972
DMCI Holdings Inc.	26,693,400	8,190,080
DoubleDragon Properties Corp.[a]	4,618,600	3,935,332
Energy Development Corp.	58,376,900	7,734,911
Filinvest Land Inc.	82,314,000	3,072,498
First Gen Corp.	8,809,600	2,895,788
First Philippine Holdings Corp.	1,412,470	1,849,433
Globe Telecom Inc.	222,360	8,691,030
GT Capital Holdings Inc.	588,540	12,858,857
International Container Terminal Services Inc.	3,403,280	6,943,569
JG Summit Holdings Inc.	18,555,113	26,035,902
Jollibee Foods Corp.	2,809,500	13,078,423
Lopez Holdings Corp.	13,466,600	1,779,054
Manila Water Co. Inc.	8,235,600	4,981,275
Megaworld Corp.	75,385,600	7,277,797
Melco Resorts And Entertainment (Philippines) Corp.[a]	13,665,300	2,374,136
Metro Pacific Investments Corp.	91,926,200	11,407,687
Metropolitan Bank & Trust Co.	4,761,122	8,150,758

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Nickel Asia Corp.	11,832,124	$1,669,493
PLDT Inc.	567,930	19,201,073
Rizal Commercial Banking Corp.	1,838,150	1,842,820
Robinsons Land Corp.	11,931,000	5,409,404
Security Bank Corp.	1,164,360	5,688,685
SM Investments Corp.	1,554,322	24,619,464
SM Prime Holdings Inc.	54,359,696	35,481,998
Universal Robina Corp.	5,682,780	16,225,409
Vista Land & Lifescapes Inc.	33,305,500	3,872,733

		397,400,782
POLAND — 1.34%
Alior Bank SAa	573,211	10,587,095
Asseco Poland SA	480,463	6,090,831
Bank Handlowy w Warszawie SA	222,137	4,413,647
Bank Millennium SAa	3,950,041	8,235,240
Bank Pekao SA	939,065	33,624,382
Bank Zachodni WBK SA	220,688	22,825,960
Budimex SA	89,564	5,693,307
CCC SA	179,892	13,199,665
CD Projekt SA	457,469	10,676,922
Ciech SAa	201,065	3,529,638
Cyfrowy Polsat SA	1,448,835	10,866,060
Enea SA	1,405,421	5,997,837
Eurocash SA	535,925	5,870,069
Getin Noble Bank SAa,b	3,650,041	1,307,453
Globe Trade Centre SAb	1,700,147	4,710,207
Grupa Azoty SA	292,716	5,643,962
Grupa Lotos SAa	668,192	11,006,263
Jastrzebska Spolka Weglowa SAa	352,068	10,246,564
KGHM Polska Miedz SA	900,598	31,780,771
KRUK SAb	118,697	11,325,276
LPP SA	8,198	20,033,642
Lubelski Wegiel Bogdanka SAb	119,831	2,548,597
mBank SAa	95,905	11,755,300
Netia SAb	2,395,332	2,614,260
Orange Polska SAa	3,813,737	6,392,871
PGE Polska Grupa Energetyczna SA	5,082,911	20,298,075
Polski Koncern Naftowy ORLEN SA	1,900,308	62,698,358
Polskie Gornictwo Naftowe i Gazownictwo SA	11,476,724	21,935,978

Security	Shares	Value
Powszechna Kasa Oszczednosci Bank Polski SAa	5,807,044	$59,607,761
Powszechny Zaklad Ubezpieczen SA	3,806,551	51,664,444
Synthos SA	3,537,264	4,731,662
Tauron Polska Energia SAa	6,414,503	7,036,674
Warsaw Stock Exchange	369,904	4,877,673

		493,826,444
QATAR — 0.59%
Al Meera Consumer Goods Co. QSC	70,082	2,888,928
Barwa Real Estate Co.	662,112	5,762,397
Commercial Bank PQSC (The)[a]	1,418,067	11,609,359
Doha Bank QPSC	324,447	2,687,352
Ezdan Holding Group QSC	5,237,038	16,165,961
Gulf International Services QSC	261,044	1,318,393
Industries Qatar QSC	920,844	23,013,197
Masraf Al Rayan QSC	2,512,397	26,322,814
Mazaya Qatar Real Estate Development QSC[a]	1,087,817	2,957,607
Medicare Group	102,142	1,936,666
Ooredoo QSC	546,926	13,156,265
Qatar Electricity & Water Co. QSC	199,042	10,167,336
Qatar Gas Transport Co. Ltd.	992,991	4,633,276
Qatar Industrial Manufacturing Co. QSC	213,011	2,486,225
Qatar Insurance Co. SAQ	963,326	17,460,904
Qatar Islamic Bank SAQ	459,760	11,742,583
Qatar National Bank QPSC	1,273,773	45,686,167
Qatar National Cement Co. QSC	159,506	2,934,954
Salam International Investment Ltd. QSC	1,141,360	2,633,003
United Development Co. QSC	1,241,886	5,173,886
Vodafone Qatar QSC[a]	2,534,952	5,778,263

		216,515,536
RUSSIA — 2.83%
Aeroflot PJSC	4,239,100	14,197,244
Alrosa PJSC	16,325,300	22,699,405
Gazprom PJSC	51,101,130	103,583,728
Gazprom PJSC ADR	8,407,079	33,544,245
Inter RAO UES PJSC	217,488,000	14,489,213
LSR Group PJSC GDR[e]	1,883,472	5,367,895

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Lukoil PJSC	2,019,838	$101,904,870
Lukoil PJSC ADR	692,893	34,817,873
M Video OJSC[a]	185,640	1,304,195
Magnit PJSC GDR[e]	1,956,219	81,750,392
Mechel PJSC[a]	684,220	3,886,370
MMC Norilsk Nickel PJSC	404,857	68,179,104
Mobile TeleSystems PJSC ADR	3,251,444	32,481,926
Moscow Exchange MICEX-RTS PJSC	10,066,420	18,234,824
Novatek PJSC GDR[e]	588,259	62,178,976
Novolipetsk Steel PJSC	7,029,386	16,642,972
PhosAgro PJSC GDR[e]	876,894	12,188,827
Rosneft Oil Co. PJSC	1,206,660	6,349,639
Rosneft Oil Co. PJSC GDR	5,869,622	30,522,034
Rostelecom PJSC	8,809,930	10,080,411
RusHydro PJSC	697,610,000	9,929,306
Sberbank of Russia PJSC	12,641,030	40,026,845
Sberbank of Russia PJSC ADR	12,961,062	176,918,496
Severstal PJSC	1,289,600	20,229,455
Surgutneftegas OJSC	40,040,950	18,522,602
Surgutneftegas OJSC ADR	1,092,661	4,997,831
Tatneft PJSC Class S	9,805,270	64,833,813
VTB Bank PJSC	5,421,870,000	6,049,715
VTB Bank PJSC GDR[e]	11,821,936	26,410,205

		1,042,322,411
SOUTH AFRICA — 6.55%
Adcock Ingram Holdings Ltd.[b]	817,288	3,961,465
Advtech Ltd.	4,066,766	5,694,568
Aeci Ltd.	950,655	7,826,127
African Rainbow Minerals Ltd.	791,645	6,693,732
Anglo American Platinum Ltd.[a]	339,188	9,198,982
AngloGold Ashanti Ltd.	2,677,577	27,122,892
Aspen Pharmacare Holdings Ltd.	2,453,195	54,718,658
Astral Foods Ltd.	353,117	4,211,051
Attacq Ltd.[a]	3,842,447	5,350,898
AVI Ltd.	2,114,433	16,071,155
Barclays Africa Group Ltd.	4,208,416	48,043,452
Barloworld Ltd.	1,398,991	13,831,148
Bid Corp. Ltd.	2,132,640	48,476,027
Bidvest Group Ltd. (The)	2,132,585	28,130,925
Blue Label Telecoms Ltd.	4,092,426	5,821,809

Security	Shares	Value
Brait SEa	2,394,232	$10,599,277
Capitec Bank Holdings Ltd.	270,018	18,707,537
Cashbuild Ltd.	183,444	5,243,132
City Lodge Hotels Ltd.	408,699	4,449,387
Clicks Group Ltd.	1,667,634	19,091,667
Clover Industries Ltd.	2,822,472	3,463,622
Coronation Fund Managers Ltd.	1,503,236	8,136,384
DataTec Ltd.	1,382,178	6,015,758
Discovery Ltd.	2,250,322	26,074,129
Emira Property Fund Ltd.	4,166,244	4,445,917
EOH Holdings Ltd.[b]	951,452	8,162,100
Exxaro Resources Ltd.	1,358,629	13,679,844
Famous Brands Ltd.	591,473	5,378,889
FirstRand Ltd.	21,034,450	89,866,744
Fortress Income Fund Ltd.	5,040,996	15,284,913
Fortress Income Fund Ltd. Class A	5,937,654	8,012,806
Foschini Group Ltd. (The)	1,392,763	16,423,834
Gold Fields Ltd.	5,428,350	24,223,451
Grindrod Ltd.[a]	3,464,689	3,601,304
Growthpoint Properties Ltd.	12,419,249	24,031,092
Harmony Gold Mining Co. Ltd.	2,768,399	5,503,784
Hosken Consolidated Investments Ltd.	525,088	5,373,087
Hudaco Industries Ltd.	433,214	4,332,973
Hyprop Investments Ltd.	1,533,489	13,465,443
Impala Platinum Holdings Ltd.[a,b]	3,836,924	11,867,232
Imperial Holdings Ltd.	941,636	15,113,991
Investec Ltd.	1,617,734	12,330,749
JSE Ltd.	683,856	7,090,846
KAP Industrial Holdings Ltd.	6,603,614	4,293,175
Lewis Group Ltd.	947,051	2,331,651
Liberty Holdings Ltd.	917,013	7,309,294
Life Healthcare Group Holdings Ltd.	7,606,334	15,432,124
Massmart Holdings Ltd.	764,774	7,158,485
Metair Investments Ltd.	2,055,057	3,098,990
MMI Holdings Ltd./South Africa	5,789,977	9,270,200
Mondi Ltd.	734,050	20,033,254
Mpact Ltd.	1,701,241	3,534,026
Mr. Price Group Ltd.	1,548,382	21,592,171
MTN Group Ltd.	10,658,552	105,974,585
Murray & Roberts Holdings Ltd.	3,390,599	3,978,198
Nampak Ltd.[a]	3,945,013	5,730,475
Naspers Ltd. Class N	2,773,084	627,471,195

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Nedbank Group Ltd.	1,400,335	$23,688,529
NEPI Rockcastle PLC[a]	1,987,128	28,818,898
Netcare Ltd.	6,252,202	11,597,660
Northam Platinum Ltd.[a]	2,279,970	8,628,715
Omnia Holdings Ltd.	490,405	5,338,897
Pick n Pay Stores Ltd.	2,406,068	11,843,834
Pioneer Foods Group Ltd.	861,661	8,396,181
PPC Ltd.[a]	10,586,000	4,626,157
PSG Group Ltd.	628,292	12,210,545
Rand Merchant Investment Holdings Ltd.	4,646,133	14,881,209
Redefine Properties Ltd.	29,414,401	24,124,448
Remgro Ltd.	3,276,887	54,797,568
Resilient REIT Ltd.	1,765,540	16,987,762
Reunert Ltd.	1,308,180	6,995,077
RMB Holdings Ltd.	4,346,365	22,220,885
Royal Bafokeng Platinum Ltd.[a,b]	494,201	1,226,234
SA Corporate Real Estate Ltd.	15,629,008	6,505,323
Sanlam Ltd.	8,802,153	48,624,319
Sappi Ltd.	3,560,159	23,939,827
Sasol Ltd.	3,458,370	104,271,286
Shoprite Holdings Ltd.	2,772,378	48,075,882
Sibanye Gold Ltd.	11,036,971	17,637,075
SPAR Group Ltd. (The)	1,213,226	15,779,639
Standard Bank Group Ltd.	8,096,725	104,299,647
Steinhoff International Holdings NV Class H	18,883,009	91,324,174
Sun International Ltd./South Africa	894,347	3,990,931
Super Group Ltd./South Africa[a]	2,670,539	8,487,784
Telkom SA SOC Ltd.	1,747,941	8,440,144
Tiger Brands Ltd.	1,020,548	31,643,073
Tongaat Hulett Ltd.	724,176	6,609,098
Trencor Ltd.	1,347,761	4,090,723
Truworths International Ltd.	2,856,336	18,246,707
Tsogo Sun Holdings Ltd.	2,944,233	4,944,998
Vodacom Group Ltd.	3,346,484	46,754,224
Vukile Property Fund Ltd.	4,544,693	6,556,106
Wilson Bayly Holmes-Ovcon Ltd.	451,676	4,821,700
Woolworths Holdings Ltd./South Africa	6,317,946	28,844,541
Zeder Investments Ltd.	10,841,524	5,296,686

		2,407,897,090

Security	Shares	Value
SOUTH KOREA — 14.02%
Advanced Process Systems Corp.[a]	71,026	$2,771,501
Ahnlab Inc.[b]	40,960	1,881,632
AK Holdings Inc.[b]	40,085	2,495,537
ALUKO Co. Ltd.[b]	395,994	1,422,291
Amicogen Inc.[a]	60,167	1,622,097
AmorePacific Corp.[b]	203,099	51,873,459
AmorePacific Group	186,889	22,209,228
Aprogen pharmaceuticals Inc.[a,b]	751,452	2,622,352
Asiana Airlines Inc.[a]	740,879	2,946,827
ATGen Co. Ltd.[a,b]	73,643	1,893,976
BGF retail Co. Ltd.	154,418	12,489,288
Binex Co. Ltd.[a,b]	249,093	2,114,065
Binggrae Co. Ltd.	54,696	2,939,498
BNK Financial Group Inc.	1,513,049	13,230,457
Boditech Med Inc.[b]	168,565	2,272,249
Bukwang Pharmaceutical Co. Ltd.	200,233	3,791,215
Byucksan Corp.[b]	560,034	1,800,393
Caregen Co. Ltd.[b]	29,396	1,777,942
Cell Biotech Co. Ltd.[b]	67,066	2,277,960
Celltrion Inc.[a,b]	501,974	51,239,098
Chabiotech Co. Ltd.[a,b]	276,627	3,078,812
Cheil Worldwide Inc.	436,747	7,359,164
Chong Kun Dang Pharmaceutical Corp.	42,004	3,874,083
CJ CGV Co. Ltd.[b]	105,810	6,136,905
CJ CheilJedang Corp.[b]	48,433	15,570,204
CJ Corp.	91,628	14,382,898
CJ E&M Corp.	129,066	8,699,021
CJ Freshway Corp.	68,807	2,605,586
CJ Logistics Corp.[a,b]	55,344	8,294,729
CJ O Shopping Co. Ltd.	21,982	4,171,823
Com2uSCorp.[b]	63,153	6,104,715
Cosmax Inc.[b]	52,537	5,497,841
Coway Co. Ltd.	338,031	29,618,183
CrystalGenomics Inc.[a,b]	170,206	2,037,762
Daeduck Electronics Co.	433,665	4,634,324
Daeduck GDS Co. Ltd.[b]	257,439	4,257,926
Daekyo Co. Ltd.	269,987	2,023,226
Daelim Industrial Co. Ltd.	171,330	12,732,755
Daesang Corp.	149,908	3,203,958
Daewoo Engineering & Construction Co. Ltd.[a,b]	826,442	5,152,436

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a,b,d]	397,780	$1,185,297
Daewoong Pharmaceutical Co. Ltd.[b]	37,347	3,345,200
Daishin Securities Co. Ltd.	264,845	3,311,737
Daou Technology Inc.[b]	180,825	3,159,146
Dawonsys Co. Ltd.[b]	214,369	2,167,264
DGB Financial Group Inc.	1,044,107	10,185,506
DIO Corp.[a,b]	87,063	2,640,612
Dong-A Socio Holdings Co. Ltd.	29,607	3,321,466
Dong-A ST Co. Ltd.[b]	44,159	3,270,022
Dongbu HiTek Co. Ltd.[a]	244,094	3,452,731
Dongbu Insurance Co. Ltd.	312,453	20,837,589
DongKook Pharmaceutical Co. Ltd.	54,621	2,867,651
Dongkuk Steel Mill Co. Ltd.	378,978	4,251,571
Dongsuh Cos. Inc.	249,499	5,863,536
Dongwon Industries Co. Ltd.[b]	13,170	3,363,746
Doosan Bobcat Inc.	194,759	6,589,266
Doosan Heavy Industries & Construction Co. Ltd.	335,531	5,356,117
Doosan Infracore Co. Ltd.[a,b]	851,128	6,317,791
DoubleUGames Co. Ltd.	75,722	3,585,983
Douzone Bizon Co. Ltd.[b]	150,734	4,418,019
E-MART Inc.	134,250	26,669,032
E1 Corp.	26,993	1,414,763
Emerson Pacific Inc.[a,b]	61,848	1,593,370
EO Technics Co. Ltd.[b]	59,392	3,802,858
Fila Korea Ltd.[b]	80,099	5,029,274
Foosung Co. Ltd.[a,b]	425,185	4,223,193
G-SMATT GLOBAL Co. Ltd.[a,b]	146,378	1,726,523
G-treeBNT Co. Ltd.[a,b]	149,444	3,618,146
GemVax & Kael Co. Ltd.[a,b]	248,661	2,348,563
Genexine Co. Ltd.[a,b]	82,816	3,404,152
Golfzon Co. Ltd.	12,997	567,092
GOLFZONNEWDIN Co. Ltd.	1	5
Grand Korea Leisure Co. Ltd.[b]	225,337	4,616,251
Green Cross Cell Corp.	97,425	2,846,891
Green Cross Corp./South Korea[b]	37,794	6,083,373
Green Cross Holdings Corp.	180,240	5,394,732
GS Engineering & Construction Corp.[a,b]	297,457	7,518,202
GS Holdings Corp.	316,438	19,812,454
GS Home Shopping Inc.	25,232	4,934,069

Security	Shares	Value
GS Retail Co. Ltd.	172,288	$6,165,148
Gwangju Shinsegae Co. Ltd.	9,388	2,048,109
Halla Holdings Corp.[b]	59,056	3,346,646
Hana Financial Group Inc.	1,859,582	80,808,370
Hana Tour Service Inc.[b]	73,350	5,535,726
Hanall Biopharma Co. Ltd.[a,b]	217,677	2,451,665
Hancom Inc.	182,460	2,669,910
Handsome Co. Ltd.	132,874	3,876,866
Hanil Cement Co. Ltd.	24,452	2,786,522
Hanjin Heavy Industries & Construction Co. Ltd.[a,b]	558,234	2,326,800
Hanjin Kal Corp.[a,b]	290,843	5,919,517
Hanjin Transportation Co. Ltd.	78,388	2,123,761
Hankook Shell Oil Co. Ltd.	9,270	3,304,842
Hankook Tire Co. Ltd.	467,770	24,475,372
Hankook Tire Worldwide Co. Ltd.[b]	196,721	3,715,996
Hanmi Pharm Co. Ltd.[a,b]	39,396	14,079,982
Hanmi Science Co. Ltd.[a,b]	89,575	7,109,757
Hanon Systems	1,192,138	12,211,062
Hansae Co. Ltd.	141,677	3,153,683
Hansol Chemical Co. Ltd.	62,858	4,303,510
Hansol Holdings Co. Ltd.[a]	434,558	2,427,914
Hansol Technics Co. Ltd.[a]	160,477	2,291,309
Hanssem Co. Ltd.[b]	68,751	10,365,085
Hanwha Chemical Corp.	653,444	20,485,319
Hanwha Corp.	267,710	11,668,984
Hanwha General Insurance Co. Ltd.	540,258	4,642,692
Hanwha Investment & Securities Co. Ltd.[a,b]	1,026,889	2,836,785
Hanwha Life Insurance Co. Ltd.	1,465,279	9,512,099
Hanwha Techwin Co. Ltd.[a,b]	235,318	8,097,143
Hite Jinro Co. Ltd.	183,751	4,253,194
HLB Inc.[a,b]	226,347	2,709,901
HMC Investment Securities Co. Ltd.	291,200	2,827,811
Homecast Co. Ltd.[a,b]	221,665	2,191,881
Hotel Shilla Co. Ltd.[b]	207,299	11,379,752
HS Industries Co. Ltd.[b]	276,349	2,367,445
Huchems Fine Chemical Corp.	159,329	3,384,116
Hugel Inc.[a]	16,207	8,336,343
Humedix Co. Ltd.[b]	100,161	2,846,896
Huons Co. Ltd.[a]	55,107	3,289,022
Huons Global Co. Ltd.[b]	70,453	2,858,482

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Hy-Lok Corp.[b]	123,444	$2,402,976
Hyosung Corp.	129,870	18,255,051
Hyundai Construction Equipment Co. Ltd.[a,b]	13,555	4,033,081
Hyundai Corp.	118,138	2,352,074
Hyundai Department Store Co. Ltd.	89,022	7,626,397
Hyundai Development Co. Engineering & Construction	381,588	12,741,032
Hyundai Electric & Energy System Co. Ltd.[a,b]	12,399	2,985,392
Hyundai Elevator Co. Ltd.	90,626	4,179,276
Hyundai Engineering & Construction Co. Ltd.	490,590	17,685,778
Hyundai Glovis Co. Ltd.	122,949	16,900,581
Hyundai Greenfood Co. Ltd.	330,739	5,074,304
Hyundai Heavy Industries Co. Ltd.[a]	194,633	25,632,317
Hyundai Home Shopping Network Corp.	47,929	5,844,482
Hyundai Livart Furniture Co. Ltd.[b]	97,416	2,034,540
Hyundai Marine & Fire Insurance Co. Ltd.	402,119	16,475,610
Hyundai Mipo Dockyard Co. Ltd.[a,b]	77,375	6,930,538
Hyundai Mobis Co. Ltd.	426,114	89,183,136
Hyundai Motor Co.	974,833	121,465,091
Hyundai Robotics Co. Ltd.[a]	58,374	22,933,382
Hyundai Rotem Co. Ltd.[a]	178,507	2,928,680
Hyundai Steel Co.	480,009	24,562,362
Hyundai Wia Corp.[b]	101,835	6,321,790
Il Dong Pharmaceutical Co. Ltd.	123,055	2,160,774
IlDong Holdings Co. Ltd.	1	13
Ilyang Pharmaceutical Co. Ltd.[b]	108,588	3,486,064
iMarketKorea Inc.[b]	187,869	1,891,019
InBody Co. Ltd.	119,514	3,338,676
Industrial Bank of Korea	1,436,464	19,044,995
Innocean Worldwide Inc.	69,555	4,422,751
Interpark Holdings Corp.[b]	619,727	2,665,552
IS Dongseo Co. Ltd.[b]	98,029	3,103,614
JB Financial Group Co. Ltd.	744,208	4,105,156
Jeil Pharma Holdings Inc.[b]	11,898	422,592
Jeil Pharmaceutical Co. Ltd.[a]	37,101	1,633,615
Jenax Inc.[a,b]	112,909	2,838,746

Security	Shares	Value
Jusung Engineering Co. Ltd.[a]	306,787	$4,434,754
JW Holdings Corp.[b]	262,169	2,171,567
JW Pharmaceutical Corp.	84,418	3,417,596
JW Shinyak Corp.[b]	338,611	2,225,175
Kakao Corp.[b]	212,743	23,206,269
Kangwon Land Inc.	728,246	22,281,383
KB Financial Group Inc.	2,471,438	121,423,967
KC Tech Co. Ltd.[b]	183,506	4,231,249
KCC Corp.	31,765	11,155,498
KEPCO Engineering & Construction Co. Inc.[b]	116,267	1,866,294
KEPCO Plant Service & Engineering Co. Ltd.	156,059	6,331,766
Kia Motors Corp.	1,624,069	51,058,217
KISWIRE Ltd.	59,644	2,047,023
KIWOOM Securities Co. Ltd.[b]	77,815	5,569,059
Koh Young Technology Inc.	97,693	5,284,918
Kolon Corp.	48,634	2,863,868
Kolon Industries Inc.[b]	100,518	6,373,747
Kolon Life Science Inc.[b]	37,429	4,348,350
Komipharm International Co. Ltd.[a,b]	235,242	7,687,715
Korea Aerospace Industries Ltd. Class Ab	431,731	17,708,016
Korea Electric Power Corp.	1,580,618	60,135,254
Korea Gas Corp.[a]	151,381	6,081,553
Korea Investment Holdings Co. Ltd.	237,846	13,858,179
Korea Kolmar Co. Ltd.[b]	98,464	5,929,147
Korea PetroChemical Ind. Co. Ltd.	21,144	5,015,981
Korea REIT Co. Ltd.[b]	1,129,879	3,401,862
Korea Zinc Co. Ltd.	55,551	25,420,642
Korean Air Lines Co. Ltd.[a]	291,256	8,575,469
Korean Reinsurance Co.	609,481	6,729,371
KT Corp.	51,660	1,429,401
KT Skylife Co. Ltd.	224,940	3,211,719
KT&G Corp.	732,061	74,335,744
Kukdo Chemical Co. Ltd.	67,402	3,233,814
Kumho Industrial Co. Ltd.	235,950	1,931,375
Kumho Petrochemical Co. Ltd.[b]	111,850	7,816,407
Kumho Tire Co. Inc.[a,b]	771,799	4,599,583
Kwang Dong Pharmaceutical Co. Ltd.	445,945	3,416,961

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Kwangju Bank Co. Ltd.	325,773	$3,669,135
Leaders Cosmetics Co. Ltd.[a,b]	152,305	1,924,748
LF Corp.	147,954	3,818,252
LG Chem Ltd.	287,678	96,692,056
LG Corp.	589,717	43,930,674
LG Display Co. Ltd.	1,454,757	40,187,727
LG Electronics Inc.[b]	656,734	47,467,028
LG Hausys Ltd.	44,210	3,889,351
LG Household & Health Care Ltd.	59,294	50,480,880
LG Innotek Co. Ltd.[b]	96,283	15,754,003
LG International Corp.	192,100	4,914,939
Loen Entertainment Inc.	53,952	3,842,094
Lotte Chemical Corp.	97,288	34,468,389
Lotte Chilsung Beverage Co. Ltd.[b]	3,966	5,441,116
Lotte Confectionery Co. Ltd.[b]	36,440	6,382,494
LOTTE Fine Chemical Co. Ltd.	123,723	4,778,411
Lotte Food Co. Ltd.[b]	6,139	3,364,581
LOTTE Himart Co. Ltd.	50,681	3,074,300
Lotte Shopping Co. Ltd.	77,321	17,622,825
LS Corp.	112,365	8,420,400
LS Industrial Systems Co. Ltd.	101,975	5,263,342
Lutronic Corp.[b]	210,702	1,971,361
Macrogen Inc.[a,b]	144,440	3,266,424
Maeil Dairies Co. Ltd.[a,b]	32,431	2,079,426
Maeil Holdings Co. Ltd.	28,200	553,946
Mando Corp.	42,817	9,094,246
Medipost Co. Ltd.[a,b]	62,170	5,011,753
Medy-Tox Inc.	27,960	14,111,419
Meritz Fire & Marine Insurance Co. Ltd.	390,509	8,761,864
Meritz Securities Co. Ltd.	2,092,772	8,954,971
Mirae Asset Daewoo Co. Ltd.	2,224,648	20,024,989
Modetour Network Inc.	163,747	3,949,910
Muhak Co. Ltd.	130,072	2,307,059
Namhae Chemical Corp.	324,131	2,722,171
Namyang Dairy Products Co. Ltd.	4,219	2,533,046
Naturalendo Tech Co. Ltd.[a,b]	90,659	2,588,879
NAVER Corp.	176,166	117,954,354
NCsoft Corp.	114,613	39,081,854
Netmarble Games Corp.[a,b,c]	103,653	14,202,189
Nexen Corp.	346,513	2,698,106
Nexen Tire Corp.	258,469	3,025,710

Security	Shares	Value
NH Investment & Securities Co. Ltd.	808,427	$9,893,839
NHN Entertainment Corp.[a,b]	74,418	4,230,395
NHN KCP Corp.[a]	136,872	2,069,588
NICE Holdings Co. Ltd.[b]	192,652	2,759,250
NICE Information Service Co. Ltd.	341,190	2,447,878
Nong Shim Holdings Co. Ltd.[b]	26,997	2,729,388
NongShim Co. Ltd.[b]	20,056	5,913,994
NS Shopping Co. Ltd.[b]	186,422	2,711,352
NUTRIBIOTECH Co. Ltd.[a,b]	97,657	1,749,443
OCI Co. Ltd.[b]	105,806	9,223,776
Orion Corp./Republic of Korea[a]	148,977	11,533,959
Orion Holdings Corp.[b]	75,381	1,838,398
Osstem Implant Co. Ltd.[a,b]	84,346	5,355,777
Ottogi Corp.[b]	8,519	5,749,343
Pan Ocean Co. Ltd.[a,b]	1,338,449	7,632,340
Paradise Co. Ltd.[b]	327,267	4,237,405
Partron Co. Ltd.[b]	292,439	2,331,524
Poongsan Corp.	160,802	8,128,515
POSCO	452,726	137,913,605
POSCO Chemtech Co. Ltd.[b]	197,537	5,781,058
Posco Daewoo Corp.	229,329	4,301,444
POSCO ICT Co. Ltd.[b]	391,353	2,297,585
Pyeong Hwa Automotive Co. Ltd.[b]	178,674	1,814,311
S&T Dynamics Co. Ltd.[a]	299,146	2,395,609
S&T Motiv Co. Ltd.	83,172	3,857,658
S-1 Corp.	108,191	8,606,538
S-Oil Corp.	284,843	31,702,551
Samchully Co. Ltd.	19,587	1,867,331
Samjin Pharmaceutical Co. Ltd.	125,165	3,735,192
Samkwang Glass	53,477	2,499,324
Samsung Biologics Co. Ltd.[a,b,c]	111,045	27,869,577
Samsung C&T Corp.	472,936	54,104,952
Samsung Card Co. Ltd.	173,611	5,712,104
Samsung Electro-Mechanics Co. Ltd.	352,189	31,545,840
Samsung Electronics Co. Ltd.	619,553	1,272,512,192
Samsung Engineering Co. Ltd.[a,b]	806,106	7,649,285
Samsung Fire & Marine Insurance Co. Ltd.	192,140	47,114,855
Samsung Heavy Industries Co. Ltd.[a,b]	1,576,613	14,960,765

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Samsung Life Insurance Co. Ltd.	438,088	$44,873,327
Samsung SDI Co. Ltd.	348,679	60,762,171
Samsung SDS Co. Ltd.	219,188	32,559,409
Samsung Securities Co. Ltd.[b]	369,926	11,990,773
Samyang Corp.	25,497	2,227,257
Samyang Holdings Corp.	27,430	2,602,882
Seah Besteel Corp.	99,129	3,116,462
Sebang Co. Ltd.	153,230	2,011,178
Sebang Global Battery Co. Ltd.	90,033	2,930,304
Seegene Inc.[a,b]	118,179	3,301,382
Seobu T&Db	261,904	3,274,961
Seoul Semiconductor Co. Ltd.	251,739	5,123,634
SFA Engineering Corp.	133,592	4,484,265
Shinhan Financial Group Co. Ltd.	2,630,885	121,324,956
Shinsegae Food Co. Ltd.[b]	18,698	2,246,877
Shinsegae Inc.[b]	47,803	8,181,961
Shinsegae International Inc.	32,638	1,913,242
Silicon Works Co. Ltd.	95,915	3,729,933
SillaJen Inc.[a,b]	171,381	3,792,086
Sindoh Co. Ltd.	57,686	3,402,021
SK Bioland Co. Ltd.[b]	173,239	2,511,935
SK Chemicals Co. Ltd.	99,869	6,058,034
SK Gas Ltd.	35,612	3,537,198
SK Holdings Co. Ltd.	226,630	53,763,325
SK Hynix Inc.	3,702,715	225,262,725
SK Innovation Co. Ltd.	404,295	67,585,675
SK Materials Co. Ltd.[b]	40,505	6,559,252
SK Networks Co. Ltd.[b]	854,330	5,311,150
SK Securities Co. Ltd.[a,b]	2,719,158	3,038,435
SK Telecom Co. Ltd.	127,338	28,627,335
SKC Co. Ltd.	143,917	4,709,593
SL Corp.	127,630	2,212,812
SM Entertainment Co.[a,b]	179,631	4,699,463
Songwon Industrial Co. Ltd.	139,285	2,575,463
Soulbrain Co. Ltd.	68,905	3,941,444
SPC Samlip Co. Ltd.	18,394	2,585,535
Ssangyong Cement Industrial Co. Ltd.	199,269	2,359,206
Ssangyong Motor Co.[a]	379,798	1,859,245
Sung Kwang Bend Co. Ltd.[b]	217,056	1,897,989
Sungwoo Hitech Co. Ltd.	319,030	1,833,376
Taekwang Industrial Co. Ltd.	3,037	3,277,784
Taewoong Co. Ltd.[a,b]	81,287	1,430,957

Security	Shares	Value
Taeyoung Engineering & Construction Co. Ltd.[a]	540,218	$4,393,224
Tera Resource Co. Ltd.[a,d]	49,111	—
Tongyang Inc.	1,228,871	2,310,400
Tongyang Life Insurance Co. Ltd.	346,084	2,814,465
Toptec Co. Ltd.[b]	140,182	3,487,145
Value Added Technologies Co. Ltd.[b]	91,017	2,627,353
Vieworks Co. Ltd.[b]	55,356	2,356,410
ViroMed Co. Ltd.[a,b]	91,888	10,145,491
Webzen Inc.[a]	129,335	2,133,408
Wonik Holdings Co. Ltd.[a,b]	218,824	1,606,831
WONIK IPS Co. Ltd.[a,b]	180,038	4,853,809
Woongjin Thinkbig Co. Ltd.[a]	365,731	2,416,367
Woori Bank	2,158,209	35,600,113
YG Entertainment Inc.[b]	116,552	2,842,480
Youlchon Chemical Co. Ltd.	243,224	2,976,668
Youngone Corp.[b]	156,042	4,677,385
Youngone Holdings Co. Ltd.	59,639	2,824,337
Yuanta Securities Korea Co. Ltd.[a]	638,140	2,071,295
Yuhan Corp.	51,588	10,339,560
Yungjin Pharmaceutical Co. Ltd.[a,b]	608,977	5,643,677

		5,154,522,148
TAIWAN — 12.63%
A-DATA Technology Co. Ltd.[b]	1,745,820	4,344,448
AcBel Polytech Inc.[b]	3,661,000	2,917,494
Accton Technology Corp.[b]	3,134,000	8,203,917
Acer Inc.[b]	17,769,872	8,950,000
Advanced Ceramic X Corp.[b]	325,000	4,630,703
Advanced Semiconductor Engineering Inc.[b]	40,480,444	48,824,950
Advanced Wireless Semiconductor Co.[b]	1,524,000	2,893,575
Advantech Co. Ltd.[b]	2,070,165	15,262,657
Airtac International Group[b]	758,880	10,548,731
Alpha Networks Inc.[b]	3,351,700	2,387,804
Ambassador Hotel (The)[b]	3,059,000	2,371,868
AmTRAN Technology Co. Ltd.[b]	5,350,000	2,978,230
Ardentec Corp.[b]	4,454,546	4,324,802
Asia Cement Corp.	13,886,050	12,584,362
Asia Optical Co. Inc.[b]	2,081,000	8,205,673
Asia Pacific Telecom Co. Ltd.[a]	11,965,000	4,103,441

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Asia Polymer Corp.[b]	7,042,977	$4,340,746
Asustek Computer Inc.[b]	4,174,000	34,577,024
AU Optronics Corp.[b]	54,712,000	22,480,162
Bank of Kaohsiung Co. Ltd.[b]	15,837,149	5,053,572
BES Engineering Corp.[b]	15,107,000	3,228,740
Bioteque Corp.[b]	901,000	2,307,807
Bizlink Holding Inc.[b]	717,055	6,248,897
Brogent Technologies Inc.[b]	353,799	3,241,506
Capital Securities Corp.	15,684,000	5,124,233
Catcher Technology Co. Ltd.	4,143,000	52,715,862
Cathay Financial Holding Co. Ltd.	51,359,078	83,814,394
Cathay Real Estate Development Co. Ltd.[b]	5,588,900	3,064,922
Center Laboratories Inc.[a,b]	2,043,736	4,070,000
Chailease Holding Co. Ltd.[b]	6,780,945	18,469,587
Chang Hwa Commercial Bank Ltd.	29,853,470	16,322,020
Cheng Loong Corp.[b]	8,276,000	4,963,571
Cheng Shin Rubber Industry Co. Ltd.[b]	11,450,650	23,031,063
Cheng Uei Precision Industry Co. Ltd.	2,788,000	3,806,143
Chicony Electronics Co. Ltd.	3,252,326	8,168,803
Chin-Poon Industrial Co. Ltd.[b]	2,428,000	4,384,705
China Airlines Ltd.	12,082,000	5,124,411
China Bills Finance Corp.[b]	10,820,000	5,359,985
China Development Financial Holding Corp.	73,209,000	22,851,280
China Life Insurance Co. Ltd./Taiwan[b]	21,974,369	24,246,877
China Man-Made Fiber Corp.	12,986,550	3,743,762
China Metal Products	2,642,146	2,766,553
China Motor Corp.[b]	3,708,000	3,452,560
China Petrochemical Development Corp.[a,b]	15,023,900	6,845,112
China Steel Chemical Corp.[b]	1,199,000	4,588,770
China Steel Corp.[b]	76,182,529	63,866,198
China Synthetic Rubber Corp.	4,807,005	5,821,798
Chipbond Technology Corp.[b]	4,219,000	7,059,860
Chlitina Holding Ltd.[b]	478,000	1,773,949
Chong Hong Construction Co. Ltd.[b]	1,640,122	3,662,952
Chroma ATE Inc.[b]	2,507,000	8,597,849
Chunghwa Telecom Co. Ltd.	22,868,000	79,563,272

Security	Shares	Value
Cleanaway Co. Ltd.[b]	670,000	$3,774,148
Clevo Co.[b]	2,747,175	2,776,395
CMC Magnetics Corp.[a,b]	26,530,566	3,516,427
Compal Electronics Inc.[b]	23,824,000	17,130,481
Compeq Manufacturing Co. Ltd.[b]	7,236,000	7,804,493
Continental Holdings Corp.[b]	7,446,600	3,059,672
Coretronic Corp.	3,132,200	3,803,808
CSBC Corp. Taiwan[a,b]	6,684,000	2,790,629
CTBC Financial Holding Co. Ltd.[b]	106,502,599	68,992,538
CTCI Corp.[b]	3,941,000	6,372,670
Cub Elecparts Inc.[b]	370,061	4,537,015
D-Link Corp.[b]	7,130,991	2,575,559
Darwin Precisions Corp.[b]	5,207,000	3,847,579
Delta Electronics Inc.	12,080,000	66,246,065
Depo Auto Parts Ind. Co. Ltd.	974,000	2,678,750
E Ink Holdings Inc.	5,745,000	8,280,841
E.Sun Financial Holding Co. Ltd.	56,240,926	34,662,554
Eclat Textile Co. Ltd.[b]	1,110,683	13,617,175
Egis Technology Inc.[a,b]	527,000	4,889,493
Elan Microelectronics Corp.[b]	3,153,000	4,508,166
Elite Advanced Laser Corp.[b]	1,066,560	3,763,830
Elite Material Co. Ltd.[b]	2,078,000	10,466,086
Elite Semiconductor Memory Technology Inc.[b]	3,763,000	5,517,504
Ennoconn Corp.	321,000	4,690,712
Epistar Corp.[a,b]	6,292,000	6,369,350
Eternal Materials Co. Ltd.[b]	5,801,145	6,131,963
EVA Airways Corp.	11,910,963	6,196,432
Evergreen Marine Corp. Taiwan Ltd.[a]	10,755,870	8,197,257
Everlight Chemical Industrial Corp.[b]	6,265,781	4,131,649
Everlight Electronics Co. Ltd.[b]	2,616,000	3,926,731
Far Eastern Department Stores Ltd.[b]	5,525,167	2,764,506
Far Eastern International Bank[b]	15,879,201	4,898,617
Far Eastern New Century Corp.	17,698,916	14,163,121
Far EasTone Telecommunications Co. Ltd.	9,839,000	23,864,767
Faraday Technology Corp.[b]	2,361,000	3,571,346
Farglory Land Development Co. Ltd.	1,959,782	2,373,506

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Feng Hsin Steel Co. Ltd.	3,236,000	$5,640,134
Feng TAY Enterprise Co. Ltd.[b]	2,090,506	9,905,642
Firich Enterprises Co. Ltd.[b]	1,985,798	2,664,927
First Financial Holding Co. Ltd.[b]	57,385,052	37,269,194
FLEXium Interconnect Inc.[b]	2,060,619	9,115,366
Formosa Chemicals & Fibre Corp.	17,925,210	56,367,091
Formosa Petrochemical Corp.[b]	8,514,000	30,045,429
Formosa Plastics Corp.	25,241,800	78,538,223
Formosa Taffeta Co. Ltd.	3,466,000	3,445,442
Formosan Rubber Group Inc.	7,472,602	3,726,520
Foxconn Technology Co. Ltd.[b]	5,529,424	17,552,564
Fubon Financial Holding Co. Ltd.	41,487,000	66,672,835
General Interface Solution Holding Ltd.	1,083,000	12,972,746
Getac Technology Corp.[b]	3,515,000	5,014,107
Giant Manufacturing Co. Ltd.[b]	1,875,000	9,474,718
Gigabyte Technology Co. Ltd.	3,225,000	4,392,044
Gigasolar Materials Corp.[b]	237,800	1,859,598
Gigastorage Corp.[a,b]	4,062,000	2,146,821
Ginko International Co. Ltd.[b]	316,000	2,455,416
Gintech Energy Corp.[a,b]	4,386,762	2,362,069
Globalwafers Co. Ltd.[b]	1,383,000	10,975,463
Gloria Material Technology Corp.[b]	6,104,048	4,500,317
Goldsun Building Materials Co. Ltd.[a,b]	11,822,000	3,592,158
Gourmet Master Co. Ltd.[b]	489,855	5,810,931
Grand Pacific Petrochemical[b]	7,001,000	5,927,153
Grape King Bio Ltd.[b]	744,000	4,523,808
Great Wall Enterprise Co. Ltd.[b]	4,424,500	4,537,535
Greatek Electronics Inc.[b]	2,771,000	4,434,849
HannStar Display Corp.[b]	18,890,640	7,699,224
Highwealth Construction Corp.[b]	5,222,230	8,306,009
Hiwin Technologies Corp.	1,379,621	12,228,656
Ho Tung Chemical Corp.[a]	17,248,812	5,075,365
Holy Stone Enterprise Co. Ltd.	3,878,900	4,954,823
Hon Hai Precision Industry Co. Ltd.	97,944,410	381,340,276
Hota Industrial Manufacturing Co. Ltd.[b]	1,390,219	6,495,274
Hotai Motor Co. Ltd.	1,676,000	19,742,801
HTC Corp.[a,b]	4,127,000	9,394,775
Hu Lane Associate Inc.	582,000	3,239,869

Security	Shares	Value
Hua Nan Financial Holdings Co. Ltd.[b]	44,601,182	$24,902,413
Huaku Development Co. Ltd.[b]	2,303,000	4,723,672
Hung Sheng Construction Ltd.	6,143,000	4,905,607
IEI Integration Corp.[b]	2,689,582	4,099,565
Innolux Corp.[b]	56,870,241	27,701,135
International Games System Co. Ltd.[b]	389,000	2,107,475
Inventec Corp.	15,735,000	12,487,268
ITEQ Corp.	2,641,000	5,198,164
Kenda Rubber Industrial Co. Ltd.[b]	2,934,889	4,196,311
Kerry TJ Logistics Co. Ltd.	2,530,000	3,068,293
Kindom Construction Corp.[b]	4,112,000	2,486,630
King Slide Works Co. Ltd.[b]	402,000	5,594,619
King Yuan Electronics Co. Ltd.[b]	7,032,000	6,815,534
King’s Town Bank Co. Ltd.[b]	6,693,000	7,063,589
Kinpo Electronics[b]	10,417,000	3,607,066
Kinsus Interconnect Technology Corp.[b]	1,864,000	5,188,243
Kuoyang Construction Co. Ltd.[b]	7,974,023	3,527,393
Land Mark Optoelectronics Corp.[b]	408,900	5,399,339
Largan Precision Co. Ltd.	632,000	122,090,195
LCY Chemical Corp.[b]	3,520,000	4,717,983
Lealea Enterprise Co. Ltd.[a,b]	14,230,173	5,351,816
Lien Hwa Industrial Corp.	5,406,405	4,935,434
Lite-On Technology Corp.[b]	13,278,238	19,645,228
Long Bon International Co. Ltd.	8,925,000	4,583,899
Makalot Industrial Co. Ltd.[b]	1,326,208	6,262,124
Masterlink Securities Corp.	15,248,344	4,107,791
MediaTek Inc.[b]	9,421,572	84,447,305
Mega Financial Holding Co. Ltd.[b]	66,129,958	53,137,993
Merida Industry Co. Ltd.[b]	1,334,850	5,860,619
Merry Electronics Co. Ltd.[b]	1,094,070	8,591,888
Micro-Star International Co. Ltd.[b]	4,448,000	10,125,504
Microbio Co. Ltd.[a]	5,469,141	4,086,588
Mitac Holdings Corp.[b]	4,202,560	5,006,197
Motech Industries Inc.[a,b]	3,755,948	2,688,243
Nan Kang Rubber Tire Co. Ltd.[b]	3,920,000	3,539,547
Nan Ya Plastics Corp.	29,002,440	73,229,263
Nan Ya Printed Circuit Board Corp.[b]	1,906,000	1,553,650

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Nanya Technology Corp.[b]	4,667,000	$10,005,464
Neo Solar Power Corp.[a,b]	6,675,806	3,030,536
Nien Made Enterprise Co. Ltd.	960,000	10,322,410
Novatek Microelectronics Corp.[b]	3,537,000	13,771,083
OBI Pharma Inc.[a]	729,000	4,589,615
Oriental Union Chemical Corp.[b]	4,868,000	4,322,953
Pan-International Industrial Corp.[b]	3,003,366	2,776,564
Parade Technologies Ltd.	439,000	6,996,885
PChome Online Inc.[b]	675,073	4,026,414
Pegatron Corp.[b]	11,958,000	37,642,400
PharmaEngine Inc.[b]	604,796	3,547,132
PharmaEssentia Corp.[a]	944,000	4,629,444
Phison Electronics Corp.	982,000	13,243,447
Pixart Imaging Inc.[b]	1,252,000	5,310,183
Pou Chen Corp.[b]	12,789,000	16,590,654
Powertech Technology Inc.	4,493,000	13,637,258
Poya International Co. Ltd.[b]	396,447	5,156,084
President Chain Store Corp.	3,612,000	30,220,683
President Securities Corp.[a]	9,445,135	4,334,641
Primax Electronics Ltd.	3,050,000	7,236,158
Prince Housing & Development Corp.[b]	8,951,995	3,411,244
Qisda Corp.[b]	12,585,000	9,007,456
Quanta Computer Inc.[b]	16,608,000	37,806,740
Radiant Opto-Electronics Corp.[b]	2,952,000	7,443,825
Radium Life Tech Co. Ltd.[a,b]	10,443,196	4,533,148
Realtek Semiconductor Corp.	3,028,110	11,739,583
Ritek Corp.[a]	13,703,503	2,311,237
Ruentex Development Co. Ltd.[a,b]	5,922,986	5,799,537
Ruentex Industries Ltd.[b]	3,724,906	5,992,385
Sampo Corp.[b]	9,194,000	4,569,734
Sanyang Motor Co. Ltd.[b]	4,370,000	2,990,175
ScinoPharm Taiwan Ltd.[b]	1,839,027	2,114,525
Sercomm Corp.	1,819,000	4,791,759
Shin Kong Financial Holding Co. Ltd.[b]	51,472,443	14,957,862
Shin Zu Shing Co. Ltd.[b]	1,103,000	3,143,179
Shining Building Business Co. Ltd.[a,b]	6,912,281	2,404,949
Shinkong Synthetic Fibers Corp.	11,657,000	3,507,259
Sigurd Microelectronics Corp.	5,182,000	4,533,112
Silergy Corp.[b]	398,000	8,875,509
Siliconware Precision Industries Co. Ltd.	12,284,819	19,457,714

Security	Shares	Value
Simplo Technology Co. Ltd.[b]	1,753,000	$5,953,892
Sinbon Electronics Co. Ltd.[b]	1,818,809	4,489,919
Sino-American Silicon Products Inc.[b]	3,618,000	6,449,796
SinoPac Financial Holdings Co. Ltd.[b]	55,950,055	17,983,218
Sinyi Realty Inc.[b]	2,599,087	2,712,855
Sitronix Technology Corp.[b]	1,239,000	3,760,642
Soft-World International Corp.[b]	1,334,000	3,182,610
St. Shine Optical Co. Ltd.	298,000	6,793,598
Standard Foods Corp.[b]	3,342,096	8,538,242
Sunny Friend Environmental Technology Co. Ltd.	663,000	4,163,110
Synnex Technology International Corp.	8,172,250	9,125,711
TA Chen Stainless Pipe[b]	6,654,347	4,189,423
Taichung Commercial Bank Co. Ltd.	16,029,200	5,072,364
Taigen Biopharmaceuticals Holdings Ltd.[a]	2,113,000	1,606,857
TaiMed Biologics Inc.[a,b]	1,138,000	8,182,710
Tainan Spinning Co. Ltd.	7,881,894	3,538,874
Taishin Financial Holding Co. Ltd.[b]	57,044,448	25,328,725
Taiwan Acceptance Corp.	1,536,000	5,751,284
Taiwan Business Bank	23,678,718	6,543,640
Taiwan Cement Corp.[b]	20,073,000	23,179,829
Taiwan Cogeneration Corp.[b]	3,886,000	3,000,225
Taiwan Cooperative Financial Holding Co. Ltd.	48,313,966	25,454,523
Taiwan Fertilizer Co. Ltd.	3,209,000	4,279,872
Taiwan Glass Industry Corp.[a,b]	8,356,053	4,540,882
Taiwan High Speed Rail Corp.	9,335,000	8,227,940
Taiwan Hon Chuan Enterprise Co. Ltd.	2,517,674	4,563,331
Taiwan Land Development Corp.[b]	11,636,973	4,029,503
Taiwan Mobile Co. Ltd.	9,551,000	34,179,661
Taiwan Paiho Ltd.[b]	1,545,000	6,476,109
Taiwan PCB Techvest Co. Ltd.[b]	4,491,042	4,814,116
Taiwan Secom Co. Ltd.[b]	1,993,185	5,891,252
Taiwan Semiconductor Co. Ltd.[b]	2,557,000	3,609,404
Taiwan Semiconductor Manufacturing Co. Ltd.	155,291,000	1,114,036,300

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Taiwan Shin Kong Security Co. Ltd.	3,939,770	$5,274,088
Taiwan Surface Mounting Technology Corp.[b]	5,048,261	4,165,204
Taiwan TEA Corp.[b]	6,493,000	3,463,909
Tatung Co. Ltd.[a,b]	13,551,000	6,263,841
Teco Electric and Machinery Co. Ltd.	11,652,000	10,887,915
Test Research Inc.	2,113,400	2,752,133
Test Rite International Co. Ltd.	6,146,000	4,602,525
Ton Yi Industrial Corp.	6,120,000	2,899,897
Tong Hsing Electronic Industries Ltd.[b]	1,063,000	4,279,615
Tong Yang Industry Co. Ltd.	2,508,400	4,696,133
Topco Scientific Co. Ltd.	1,648,338	4,314,878
TPK Holding Co. Ltd.[a,b]	1,845,000	7,580,768
Transcend Information Inc.[b]	1,250,000	3,727,758
Tripod Technology Corp.[b]	3,154,000	11,809,603
TSRC Corp.[b]	4,332,900	4,579,990
TTY Biopharm Co. Ltd.[b]	1,632,124	5,181,003
Tung Ho Steel Enterprise Corp.	6,109,000	4,878,455
Tung Thih Electronic Co. Ltd.[b]	405,000	2,449,137
TWi Pharmaceuticals Inc.[a,b]	682,000	1,645,170
TXC Corp.	2,923,000	3,961,387
U-Ming Marine Transport Corp.	3,538,000	4,501,779
Uni-President Enterprises Corp.	29,927,369	63,664,704
Unimicron Technology Corp.	9,636,000	5,507,837
United Integrated Services Co. Ltd.[b]	2,385,000	4,291,246
United Microelectronics Corp.[b]	72,194,000	36,002,508
UPC Technology Corp.[b]	8,848,099	4,383,150
USI Corp.	7,850,040	3,914,745
Vanguard International Semiconductor Corp.[b]	5,508,000	9,946,850
Visual Photonics Epitaxy Co. Ltd.[b]	1,849,000	3,737,334
Voltronic Power Technology Corp.[b]	353,974	6,380,657
Wah Lee Industrial Corp.	1,945,000	3,119,321
Walsin Lihwa Corp.[b]	18,898,000	9,111,167
Walsin Technology Corp.	2,500,400	5,708,524
Waterland Financial Holdings Co. Ltd.[b]	19,400,939	5,676,473
Win Semiconductors Corp.[b]	2,167,427	12,496,514
Winbond Electronics Corp.[b]	18,294,000	14,033,139
Wistron Corp.[b]	16,614,826	15,690,465

Security	Shares	Value
Wistron NeWeb Corp.[b]	1,903,736	$5,727,798
Wowprime Corp.	587,260	3,531,850
WPG Holdings Ltd.	8,733,000	11,372,375
WT Microelectronics Co. Ltd.[b]	2,919,990	4,876,487
XPEC Entertainment Inc.[d]	31,000	—
Yageo Corp.	1,699,370	10,924,079
Yang Ming Marine Transport Corp.[a]	6,760,632	3,752,297
Yeong Guan Energy Technology Group Co. Ltd.[b]	674,937	1,858,487
YFY Inc.[a,b]	10,080,000	4,008,085
Yieh Phui Enterprise Co. Ltd.[b]	9,427,900	3,842,512
Yuanta Financial Holding Co. Ltd.	61,438,912	26,669,199
Yulon Motor Co. Ltd.[b]	3,750,000	3,230,723
YungShin Global Holding Corp.b	2,672,650	3,546,825
Yungtay Engineering Co. Ltd.	2,926,000	5,448,862
Zhen Ding Technology Holding Ltd.	2,752,950	6,376,328
Zinwell Corp.	2,776,000	2,621,558

		4,646,395,834
THAILAND — 2.33%
Advanced Info Service PCL NVDR	6,444,000	36,387,592
Airports of Thailand PCL NVDR	27,657,000	45,393,962
Amata Corp. PCL NVDR	5,956,200	3,300,529
AP Thailand PCL NVDR[b]	16,050,790	3,794,570
Bangchak Corp. PCL NVDR	3,495,000	3,999,699
Bangkok Airways PCL[b]	5,134,100	2,875,900
Bangkok Bank PCL Foreign	1,611,600	9,100,286
Bangkok Chain Hospital PCL NVDR	10,506,450	4,682,893
Bangkok Dusit Medical Services PCL NVDR	23,238,400	14,626,790
Bangkok Expressway & Metro PCL	51,546,385	12,108,472
Bangkok Land PCL NVDR	78,080,700	4,256,168
Banpu PCL NVDR	13,241,900	7,018,745
Beauty Community PCL[b]	15,566,500	6,469,438
Berli Jucker PCL NVDR	8,195,000	12,154,909
BTS Group Holdings PCL NVDR	36,693,900	9,558,869
Bumrungrad Hospital PCL NVDR	2,239,700	14,704,249

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Central Pattana PCL NVDR	9,083,100	$19,695,323
Charoen Pokphand Foods PCL NVDR	18,466,100	15,154,381
Chularat Hospital PCL NVDR[b]	45,061,400	3,338,384
CP ALL PCL NVDR	31,158,600	58,178,985
Delta Electronics Thailand PCL NVDR	3,461,900	9,278,997
Dynasty Ceramic PCL NVDR	30,241,720	3,588,387
Eastern Polymer Group PCL[b]	7,986,700	2,766,061
Electricity Generating PCL NVDR	851,900	6,003,451
Energy Absolute PCL NVDR[b]	8,775,000	9,976,095
Esso Thailand PCL NVDR[a]	10,631,800	3,874,259
Global Power Synergy PCL NVDR[b]	3,260,900	3,829,998
Glow Energy PCL NVDR	3,025,100	7,812,147
Group Lease PCL[b]	3,013,100	1,778,550
Gunkul Engineering PCL NVDR[b]	21,912,735	2,718,882
Hana Microelectronics PCL NVDR	4,478,900	5,901,276
Home Product Center PCL NVDR	31,524,874	9,494,014
Indorama Ventures PCL NVDR	9,157,200	10,755,332
Inter Far East Energy Corp.[a,b,d]	7,049,000	2
IRPC PCL NVDR	66,288,400	11,878,211
Italian-Thai Development PCL NVDR[b]	17,219,600	2,167,683
Jasmine International PCL NVDR[b]	15,896,100	3,734,064
Kasikornbank PCL Foreign	7,475,200	47,500,894
Kasikornbank PCL NVDR	3,552,100	21,501,946
KCE Electronics PCL NVDR	1,986,400	5,234,453
Khon Kaen Sugar Industry PCL NVDR[b]	13,669,086	1,835,992
Kiatnakin Bank PCL NVDR	2,823,400	5,973,313
Krung Thai Bank PCL NVDR	21,220,600	11,950,767
Krungthai Card PCL NVDR[b]	1,055,800	3,783,774
LPN Development PCL NVDR[b]	7,107,400	2,311,698
Major Cineplex Group PCL NVDR[b]	2,827,900	2,554,947
Minor International PCL NVDR[b]	13,585,560	16,263,394
Muangthai Leasing PCL[b]	5,178,300	5,302,280
PTG Energy PCL[b]	5,576,300	3,526,647
PTT Exploration & Production PCL NVDR	8,874,501	23,385,600

Security	Shares	Value
PTT Global Chemical PCL NVDR	13,523,800	$31,157,076
PTT PCL NVDR	6,651,200	79,922,566
Quality Houses PCL NVDR[b]	39,860,117	2,881,020
Robinson PCL NVDR	3,725,400	6,451,152
Siam Cement PCL (The) Foreign	2,279,300	34,321,638
Siam Cement PCL (The) NVDR	238,400	3,589,821
Siam Commercial Bank PCL (The) NVDR	11,001,000	49,861,482
Siam Global House PCL NVDR[b]	12,768,295	5,767,939
Singha Estate PCL[a,b]	18,806,500	2,310,812
Sino-Thai Engineering & Construction PCL NVDR	6,076,828	4,758,245
Sri Trang Agro-Industry PCL NVDR[b]	5,250,300	1,881,601
Srisawad Corp PCL NVDR[b]	4,309,630	6,651,665
Supalai PCL NVDR	5,779,500	4,394,892
Superblock PCL[a]	79,736,300	3,217,788
Thai Airways International PCL NVDR[a,b]	4,842,300	2,639,531
Thai Oil PCL NVDR	5,706,100	16,196,354
Thai Union Group PCL NVDR	13,228,700	7,888,217
Thai Vegetable Oil PCL NVDR[b]	4,027,100	3,456,478
Thaicom PCL NVDR	4,530,100	2,019,138
Thanachart Capital PCL NVDR	4,441,900	6,253,842
Thoresen Thai Agencies PCL NVDR[b]	9,222,223	2,555,171
TICON Industrial Connection PCL NVDR[b]	5,189,160	2,312,892
Tisco Financial Group PCL NVDR[b]	2,643,150	5,950,172
TMB Bank PCL NVDR	99,985,800	7,106,354
True Corp. PCL NVDR[a]	63,194,311	10,657,676
TTW PCL NVDR[b]	11,943,400	3,920,586
Unique Engineering & Construction PCL[b]	5,376,200	2,946,750
VGI Global Media PCL NVDR[b]	21,445,700	3,552,217
Vibhavadi Medical Center PCL NVDR[b]	40,992,700	3,432,004
WHA Corp. PCL NVDR	53,809,300	5,153,247

		856,691,584
TURKEY — 1.22%
Akbank Turk AS	13,982,924	41,877,289
Aksa Akrilik Kimya Sanayii AS	828,163	3,007,969

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Albaraka Turk Katilim Bankasi AS	8,688,504	$3,749,655
Anadolu Efes Biracilik ve Malt Sanayii AS	1,407,300	8,641,369
Arcelik AS	1,564,440	10,875,023
Aselsan Elektronik Sanayi ve TAS	1,496,212	11,700,837
BIM Birlesik Magazalar AS	1,395,022	30,910,250
Cimsa Cimento Sanayi VE Ticaret AS	703,627	2,920,443
Coca-Cola Icecek AS	589,537	6,854,069
Emlak Konut Gayrimenkul Yatirim Ortakligi ASa	12,346,315	10,513,437
Eregli Demir ve Celik Fabrikalari TAS	9,214,549	21,938,449
Ford Otomotiv Sanayi AS	518,207	7,135,468
Haci Omer Sabanci Holding AS	5,751,594	17,658,512
Is Gayrimenkul Yatirim Ortakligi AS	5,985,386	2,461,731
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Da	6,707,023	4,623,457
KOC Holding AS	4,984,882	26,046,624
Otokar Otomotiv Ve Savunma Sanayi ASb	83,111	2,780,357
Petkim Petrokimya Holding AS	5,466,826	9,880,521
Soda Sanayii AS	3,149,376	4,752,502
TAV Havalimanlari Holding AS	1,261,571	7,753,845
Tekfen Holding AS	1,353,407	5,021,547
Tofas Turk Otomobil Fabrikasi AS	862,089	7,890,403
Trakya Cam Sanayii AS	4,669,734	4,977,371
Tupras Turkiye Petrol Rafinerileri AS	826,295	28,073,280
Turk Hava Yollari AOa	3,427,923	9,690,382
Turk Telekomunikasyon ASa	3,512,598	7,304,877
Turkcell Iletisim Hizmetleri AS	6,010,170	22,995,857
Turkiye Garanti Bankasi AS	14,544,911	45,245,498
Turkiye Halk Bankasi AS	4,173,929	17,916,505
Turkiye Is Bankasi Class C	10,222,679	22,177,192
Turkiye Sinai Kalkinma Bankasi AS	10,852,942	4,778,054
Turkiye Sise ve Cam Fabrikalari AS	5,773,908	7,425,280

Security	Shares	Value
Turkiye Vakiflar Bankasi Tao Class D	5,311,483	$11,076,647
Ulker Biskuvi Sanayi AS	1,165,579	6,968,053
Yapi ve Kredi Bankasi ASa,b	5,783,737	8,141,508
Yazicilar Holding ASb	474,784	3,102,381

		448,866,642
UNITED ARAB EMIRATES — 0.71%
Abu Dhabi Commercial Bank PJSC	13,295,763	26,424,293
Agthia Group PJSC	1,403,669	2,101,816
Air Arabia PJSC	17,115,996	5,219,002
Al Waha Capital PJSC	8,106,056	3,884,092
Aldar Properties PJSC	21,109,840	13,275,906
Amlak Finance PJSC[a]	8,399,242	2,583,960
Arabtec Holding PJSC[a]	5,065,858	4,413,369
DAMAC Properties Dubai Co. PJSC	7,733,614	8,506,112
Dana Gas PJSC[a]	31,032,012	5,407,010
Deyaar Development PJSC[a]	16,313,813	2,318,426
DP World Ltd.	1,093,992	25,096,177
Dubai Islamic Bank PJSC	8,267,864	13,708,119
DXB Entertainments PJSC[a]	23,658,439	5,056,185
Emaar Malls PJSC	11,588,001	7,760,878
Emaar Properties PJSC	21,913,067	50,709,501
Emirates Telecommunications Group Co. PJSC	11,117,032	54,478,935
Eshraq Properties Co. PJSC[a]	9,866,948	2,337,057
First Abu Dhabi Bank PJSC	9,328,258	26,411,991
Orascom Construction Ltd.[a]	517,732	3,261,712

		262,954,541

TOTAL COMMON STOCKS
(Cost: $29,766,895,970)		35,382,693,795

PREFERRED STOCKS — 3.41%

BRAZIL — 2.41%
Alpargatas SA, Preference Shares	1,127,700	4,945,974
Banco ABC Brasil SA, Preference Shares	682,534	3,689,842
Banco Bradesco SA, Preference Shares	19,102,062	203,863,796
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	1,231,900	6,624,529

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Bradespar SA, Preference Shares	1,531,400	$13,082,691
Braskem SA Class A, Preference Shares	1,109,600	13,439,545
Centrais Eletricas Brasileiras SA Class B, Preference Shares	1,381,600	9,014,683
Cia. Brasileira de Distribuicao, Preference Shares	999,000	22,856,874
Cia. de Saneamento do Parana, Preference Shares	1,993,500	6,614,483
Cia. Energetica de Minas Gerais, Preference Shares	4,725,220	12,584,768
Cia. Energetica de Sao Paulo Class B, Preference Shares	1,307,000	6,118,677
Cia. Energetica do Ceara Class A, Preference Shares	93,400	1,543,284
Cia. Paranaense de Energia Class B, Preference Shares	657,900	6,009,327
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	761,400	3,852,433
Gerdau SA, Preference Shares	5,780,800	21,771,355
Itau Unibanco Holding SA, Preference Shares	20,353,413	261,011,684
Itausa-Investimentos Itau SA, Preference Shares	24,937,292	80,840,432
Lojas Americanas SA, Preference Shares	4,590,510	25,925,523
Marcopolo SA, Preference Shares	3,869,600	4,784,040
Metalurgica Gerdau SA, Preference Shares	4,320,900	7,772,662
Petroleo Brasileiro SA, Preference Shares	24,740,100	107,328,057
Suzano Papel e Celulose SA Class A, Preference Shares	2,670,300	14,851,738
Telefonica Brasil SA, Preference Shares	2,776,900	43,103,750
Usinas Siderurgicas de Minas Gerais SA Class A, Preference Shares	2,697,300	5,906,465

		887,536,612
CHILE — 0.10%
Embotelladora Andina SA Class B, Preference Shares	1,735,153	8,176,291

Security	Shares	Value
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	602,679	$28,164,148

		36,340,439
COLOMBIA — 0.15%
Avianca Holdings SA, Preference Shares	2,775,944	2,648,878
Bancolombia SA, Preference Shares	3,066,303	34,986,402
Grupo Aval Acciones y Valores SA, Preference Shares	25,119,421	11,259,743
Grupo de Inversiones Suramericana SA, Preference Shares	523,875	7,158,641

		56,053,664
RUSSIA — 0.08%
Surgutneftegas OJSC, Preference Shares	43,156,100	21,304,957
Transneft PJSC, Preference Shares	2,068	6,336,644

		27,641,601
SOUTH KOREA — 0.67%
AmorePacific Corp., Preference Shares	60,685	9,229,760
Hyundai Motor Co., Preference Shares	137,068	11,718,123
Hyundai Motor Co. Series 2, Preference Shares	223,098	20,180,912
LG Chem Ltd., Preference Shares	48,140	11,228,113
LG Household & Health Care Ltd., Preference Shares	13,831	7,359,524
Samsung Electronics Co. Ltd., Preference Shares	111,993	187,217,812

		246,934,244

TOTAL PREFERRED STOCKS
(Cost: $1,034,220,576)		1,254,506,560

RIGHTS — 0.00%

CHINA — 0.00%
Carnival Group International Holdings Ltd. (Expires 09/21/17)[a]	12,096,750	370,950

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Digital China Holdings Ltd. (Expires 09/07/17)[a,b]	1,704,000	$139,343
Fosun International Ltd. (Expires 09/07/17)[a]	10,241	—

		510,293

TOTAL RIGHTS
(Cost: $0)		510,293

WARRANTS — 0.00%

THAILAND — 0.00%
Superblock PCL NVDR (Expires 08/31/20)[a]	15,691,820	5
Vibhavadi Medical Center PCL NVDR (Expires 06/14/22)[a,b]	2,800,631	68,318

		68,323

TOTAL WARRANTS
(Cost: $0)		68,323

SHORT-TERM INVESTMENTS — 7.23%

MONEY MARKET FUNDS — 7.23%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	2,544,586,672	2,545,350,048
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	111,111,661	111,111,661

		2,656,461,709

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,656,155,849)		2,656,461,709

TOTAL INVESTMENTS IN SECURITIES — 106.85%
(Cost: $33,457,272,395)[i]		39,294,240,680
Other Assets, Less Liabilities — (6.85)%		(2,518,943,140)

NET ASSETS — 100.00%		$36,775,297,540

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $34,203,974,384. Net unrealized appreciation was $5,090,266,296, of which $6,807,984,137 represented gross unrealized appreciation on investments and $1,717,717,841 represented gross unrealized depreciation on investments.

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	871,454,644	1,673,132,028	[b]	—	2,544,586,672	$2,545,350,048	$(123,726)	$305,860	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	8,588,279	102,523,382	[b]	—	111,111,661	111,111,661	3,710	—	368,419

						$2,656,461,709	$(120,016)	$305,860	$368,419

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini	84,750	Sep 2017	$92,055	$6,970,178

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® CORE MSCI EMERGING MARKETS ETF

August 31, 2017

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$35,356,172,784	$21,179,517	$5,341,494	$35,382,693,795
Preferred stocks	1,254,506,560	—	—	1,254,506,560
Rights	139,343	370,950	—	510,293
Warrants	68,318	5	—	68,323
Money market funds	2,656,461,709	—	—	2,656,461,709

Total	$39,267,348,714	$21,550,472	$5,341,494	$39,294,240,680

Derivative financial instruments[a]:
Assets:
Futures contracts	$6,970,178	$—	$—	$6,970,178

Total	$6,970,178	$—	$—	$6,970,178

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	45

Consolidated Schedule of Investments

iSHARES® MSCI BRIC ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 94.26%

BRAZIL — 9.57%
Ambev SA	496,065	$3,131,100
B3 SA — Brasil Bolsa Balcao	223,269	1,569,613
Banco Bradesco SA	88,018	902,153
Banco do Brasil SA	99,289	968,765
Banco Santander Brasil SA Units	49,600	442,017
BB Seguridade Participacoes SA	74,400	655,459
BR Malls Participacoes SA	77,118	333,330
BRF SAa	49,600	670,277
CCR SA	124,000	688,090
Centrais Eletricas Brasileiras SAa	24,800	138,879
Cia. de Saneamento Basico do Estado de Sao Paulo	37,200	380,105
Cia. Siderurgica Nacional SAa	62,000	171,234
Cielo SA	136,421	972,500
Cosan SA Industria e Comercio	12,400	152,081
CPFL Energia SA	24,854	213,986
Duratex SA	37,248	101,808
EDP — Energias do Brasil SA	37,200	180,180
Embraer SA	78,500	447,331
Engie Brasil Energia SA	12,400	142,268
Equatorial Energia SA	24,800	481,742
Fibria Celulose SA	24,841	329,929
Hypermarcas SA	37,200	348,892
JBS SA	86,852	239,319
Klabin SA Units	62,000	337,345
Kroton Educacional SA	148,864	850,192
Localiza Rent A Car SA	13,293	251,584
Lojas Americanas SA	24,800	113,815
Lojas Renner SA	84,360	820,422
M. Dias Branco SA	12,400	193,501
Multiplan Empreendimentos Imobiliarios SA	12,910	299,891
Natura Cosmeticos SA	12,400	116,258
Odontoprev SA	24,800	116,810
Petroleo Brasileiro SAa	322,400	1,431,432
Porto Seguro SA	12,400	136,948
Qualicorp SA	24,800	274,684
Raia Drogasil SA	24,850	547,712
Rumo SAa	83,500	274,136
Sul America SA	24,889	142,225
TIM Participacoes SA	99,269	355,879
Transmissora Alianca de Energia Eletrica SA Units	17,400	124,426

Security	Shares	Value
Ultrapar Participacoes SA	37,200	$868,388
Vale SA	333,329	3,716,313
WEG SA	62,440	406,020

		25,039,039
CHINA — 60.13%
3SBio Inc.[a,b,c]	124,000	170,478
58.com Inc. ADR[a,c]	9,300	582,459
AAC Technologies Holdings Inc.	76,000	1,385,711
Agricultural Bank of China Ltd. Class H	2,728,000	1,282,707
Air China Ltd. Class H	248,000	220,544
Alibaba Group Holding Ltd. ADR[a,c]	121,396	20,848,549
Alibaba Health Information Technology Ltd.[a,c]	326,000	152,036
Alibaba Pictures Group Ltd.[a]	1,240,000	217,059
Aluminum Corp. of China Ltd. Class Ha,[c]	496,000	366,940
Anhui Conch Cement Co. Ltd. Class H	124,000	462,636
ANTA Sports Products Ltd.	124,040	488,144
Autohome Inc. ADR[a]	4,960	318,779
AviChina Industry & Technology Co. Ltd. Class Hc	248,000	146,713
Baidu Inc. ADR[a]	29,140	6,645,377
Bank of China Ltd. Class H	8,432,000	4,438,774
Bank of Communications Co. Ltd. Class H	992,200	758,116
Beijing Capital International Airport Co. Ltd. Class H	248,000	401,163
Beijing Enterprises Holdings Ltd.	62,000	346,185
Beijing Enterprises Water Group Ltd.[c]	496,000	421,443
Brilliance China Automotive Holdings Ltd.	248,000	641,670
Byd Co. Ltd. Class H	62,000	369,158
CGN Power Co. Ltd. Class Hb	1,116,000	308,002
China Cinda Asset Management Co. Ltd. Class H	992,000	368,842
China CITIC Bank Corp. Ltd. Class H	992,000	655,296
China Coal Energy Co. Ltd. Class H	248,000	124,848
China Communications Construction Co. Ltd. Class H	506,000	673,680

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2017

Security	Shares	Value
China Communications Services Corp. Ltd. Class H	248,800	$134,788
China Conch Venture Holdings Ltd.	186,000	338,422
China Construction Bank Corp. Class H	9,052,370	7,934,537
China Everbright Bank Co. Ltd. Class H	381,000	183,041
China Everbright International Ltd.	248,000	327,648
China Evergrande Group[a]	496,000	1,498,815
China Galaxy Securities Co. Ltd. Class H	310,000	280,830
China Gas Holdings Ltd.	248,000	626,143
China Huarong Asset Management Co. Ltd. Class Hb	744,000	317,508
China Huishan Dairy Holdings Co. Ltd.[c,d]	345,000	—
China Jinmao Holdings Group Ltd.	496,000	220,544
China Life Insurance Co. Ltd. Class H	744,000	2,386,063
China Longyuan Power Group Corp. Ltd. Class H	372,000	278,532
China Medical System Holdings Ltd.	124,000	228,149
China Mengniu Dairy Co. Ltd.	248,000	579,246
China Merchants Bank Co. Ltd. Class H	434,456	1,637,582
China Merchants Port Holdings Co. Ltd.	248,000	811,198
China Minsheng Banking Corp. Ltd. Class H	620,000	618,697
China Mobile Ltd.	682,000	7,232,653
China National Building Material Co. Ltd. Class H	248,000	155,902
China Oilfield Services Ltd. Class H	248,000	203,433
China Overseas Land & Investment Ltd.	496,800	1,736,097
China Pacific Insurance Group Co. Ltd. Class H	297,600	1,401,218
China Petroleum & Chemical Corp. Class H	2,728,600	2,088,343
China Power International Development Ltd.	372,000	126,908
China Railway Construction Corp. Ltd. Class H	198,000	259,566

Security	Shares	Value
China Railway Group Ltd. Class H	372,000	$297,545
China Resources Beer Holdings Co. Ltd.	248,000	622,341
China Resources Gas Group Ltd.	89,000	313,859
China Resources Land Ltd.	276,444	863,617
China Resources Power Holdings Co. Ltd.	248,200	455,398
China Shenhua Energy Co. Ltd. Class H	372,000	957,752
China Southern Airlines Co. Ltd. Class H	248,000	193,610
China State Construction International Holdings Ltd.	248,000	359,335
China Taiping Insurance Holdings Co. Ltd.	173,640	526,925
China Telecom Corp. Ltd. Class H	1,488,000	764,301
China Unicom Hong Kong Ltd.[a]	539,900	786,418
China Vanke Co. Ltd. Class H	124,001	371,538
Chongqing Changan Automobile Co. Ltd. Class B	99,200	129,792
Chongqing Rural Commercial Bank Co. Ltd. Class H	248,000	172,696
CITIC Ltd.	620,000	952,207
CITIC Securities Co. Ltd. Class H	248,000	550,094
CNOOC Ltd.	1,860,000	2,224,457
COSCO SHIPPING Ports Ltd.	248,000	293,109
Country Garden Holdings Co. Ltd.	496,046	659,159
CRRC Corp. Ltd. Class H	447,400	403,586
CSPC Pharmaceutical Group Ltd.	496,000	774,441
Ctrip.com International Ltd. ADR[a]	41,044	2,111,714
Dongfeng Motor Group Co. Ltd. Class H	248,000	321,944
ENN Energy Holdings Ltd.	74,000	476,065
Far East Horizon Ltd.	248,000	226,565
Fosun International Ltd.	248,000	430,315
Fullshare Holdings Ltd.[c]	705,000	281,047
Fuyao Glass Industry Group Co. Ltd. Class Hb	49,600	158,120
GCL-Poly Energy Holdings Ltd.[a,c]	1,488,000	167,310
Geely Automobile Holdings Ltd.	620,000	1,524,165
GF Securities Co. Ltd. Class H	148,800	317,508
GOME Electrical Appliances Holding Ltd.[c]	1,364,400	142,952
Great Wall Motor Co. Ltd. Class H	310,000	388,963
Guangdong Investment Ltd.[c]	248,000	366,307

CONSOLIDATED SCHEDULES OF INVESTMENTS	47

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2017

Security	Shares	Value
Guangzhou Automobile Group Co. Ltd. Class H	248,454	$490,149
Guangzhou R&F Properties Co. Ltd. Class H	99,200	231,698
Haier Electronics Group Co. Ltd.	144,000	382,702
Haitong Securities Co. Ltd. Class H	347,200	582,035
Hanergy Thin Film Power Group Ltd.[a,d]	7,709	—
Hengan International Group Co. Ltd.	62,000	518,089
Huaneng Power International Inc. Class H	496,000	324,479
Huaneng Renewables Corp. Ltd. Class H	496,000	152,100
Huatai Securities Co. Ltd. Class Hb	173,600	386,396
Industrial & Commercial Bank of China Ltd. Class H	7,812,050	5,849,218
JD.com Inc. ADR[a]	68,696	2,879,049
Jiangxi Copper Co. Ltd. Class H	124,000	215,158
Kingsoft Corp. Ltd.[c]	124,000	294,059
Kunlun Energy Co. Ltd.	248,000	240,191
Lenovo Group Ltd.	744,000	406,866
Longfor Properties Co. Ltd.	124,000	297,862
Momo Inc. ADR[a]	10,664	410,884
NetEase Inc. ADR	8,432	2,325,883
New China Life Insurance Co. Ltd. Class H	86,800	555,639
New Oriental Education & Technology Group Inc. ADR	14,136	1,155,618
Nine Dragons Paper (Holdings) Ltd.	124,000	206,919
People’s Insurance Co. Group of China Ltd. (The) Class H	744,000	350,780
PetroChina Co. Ltd. Class H	2,232,000	1,425,934
PICC Property & Casualty Co. Ltd. Class H	497,548	934,518
Ping An Insurance Group Co. of China Ltd. Class H	558,000	4,431,089
Semiconductor Manufacturing International Corp.[a,c]	276,200	259,739
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	184,000	146,938
Shanghai Electric Group Co. Ltd. Class Ha	252,000	114,305

Security	Shares	Value
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	65,500	$246,050
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	86,880	140,137
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	74,400	183,090
Shenzhou International Group Holdings Ltd.	55,000	440,621
Shimao Property Holdings Ltd.	124,000	256,034
Sihuan Pharmaceutical Holdings Group Ltd.	372,000	143,069
SINA Corp./China[a]	6,076	618,719
Sino Biopharmaceutical Ltd.	496,000	435,385
Sino-Ocean Group Holding Ltd.	310,000	213,890
Sinopec Engineering Group Co. Ltd. Class H	124,000	111,857
Sinopec Shanghai Petrochemical Co. Ltd. Class H	249,000	155,258
Sinopharm Group Co. Ltd. Class H	148,800	672,090
SOHO China Ltd.	248,000	144,495
Sun Art Retail Group Ltd.	248,000	228,466
Sunac China Holdings Ltd.[c]	248,000	744,654
Sunny Optical Technology Group Co. Ltd.	124,000	1,777,664
TAL Education Group Class A ADR	27,528	837,677
Tencent Holdings Ltd.	607,600	25,541,644
Tingyi Cayman Islands Holding Corp.[c]	248,000	330,183
TravelSky Technology Ltd. Class H	124,000	339,055
Tsingtao Brewery Co. Ltd. Class H	40,000	165,848
Vipshop Holdings Ltd. ADR[a]	43,152	401,745
Want Want China Holdings Ltd.[c]	496,000	328,282
Weibo Corp. ADR[a,c]	4,588	463,847
Weichai Power Co. Ltd. Class H	249,100	256,533
Yanzhou Coal Mining Co. Ltd. Class H	248,000	249,063
Yum China Holdings Inc.[a]	39,928	1,411,854
YY Inc. ADR[a]	4,092	305,754
Zhuzhou CRRC Times Electric Co. Ltd. Class H	49,600	259,520
Zijin Mining Group Co. Ltd. Class H	527,000	193,254
ZTE Corp. Class Ha	74,448	203,089

		157,353,451

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2017

Security	Shares	Value
INDIA — 17.99%
ACC Ltd.	5,704	$160,632
Adani Ports & Special Economic Zone Ltd.	74,525	458,100
Aditya Birla Capital Ltd.[a]	48,608	141,077
Ambuja Cements Ltd.	63,860	280,059
Apollo Hospitals Enterprise Ltd.[a]	7,440	125,997
Ashok Leyland Ltd.	120,798	202,381
Asian Paints Ltd.	31,372	573,469
Aurobindo Pharma Ltd.	28,398	322,178
Axis Bank Ltd.	179,552	1,405,351
Bajaj Auto Ltd.	10,168	447,670
Bajaj Finance Ltd.	17,360	483,898
Bajaj Finserv Ltd.	3,844	330,896
Bharat Forge Ltd.	10,664	188,136
Bharat Heavy Electricals Ltd.	64,604	130,267
Bharat Petroleum Corp. Ltd.	80,352	664,926
Bharti Airtel Ltd.	124,992	836,262
Bharti Infratel Ltd.	59,923	351,704
Bosch Ltd.	868	298,540
Cadila Healthcare Ltd.	20,212	158,088
Cipla Ltd.	34,844	311,723
Coal India Ltd.	81,096	301,163
Container Corp. of India Ltd.	4,734	97,744
Dabur India Ltd.	58,032	286,047
Dr. Reddy’s Laboratories Ltd.	12,279	388,176
Eicher Motors Ltd.	1,488	732,076
GAIL (India) Ltd.	51,832	306,729
Glenmark Pharmaceuticals Ltd.	13,888	132,327
Godrej Consumer Products Ltd.	26,288	382,150
Grasim Industries Ltd.	34,720	649,144
Havells India Ltd.	25,048	191,348
HCL Technologies Ltd.	60,760	822,442
Hero Motocorp Ltd.	5,704	356,474
Hindalco Industries Ltd.	126,233	469,971
Hindustan Petroleum Corp. Ltd.	64,170	490,212
Hindustan Unilever Ltd.	69,316	1,322,590
Housing Development Finance Corp. Ltd.	161,324	4,484,177
ICICI Bank Ltd.	254,076	1,184,605
Idea Cellular Ltd.	146,692	208,015
IDFC Bank Ltd.	151,900	130,333
Indiabulls Housing Finance Ltd.	33,108	629,519
Indian Oil Corp. Ltd.	63,240	449,819
Infosys Ltd.	195,920	2,804,122

Security	Shares	Value
ITC Ltd.	358,608	$1,583,342
JSW Steel Ltd.	88,412	351,843
Larsen & Toubro Ltd.	52,080	925,731
LIC Housing Finance Ltd.	31,744	334,615
Lupin Ltd.	23,436	359,076
Mahindra & Mahindra Financial Services Ltd.	30,345	202,929
Mahindra & Mahindra Ltd.	41,083	864,252
Marico Ltd.	52,080	256,994
Maruti Suzuki India Ltd.	11,284	1,359,225
Motherson Sumi Systems Ltd.	63,426	305,689
Nestle India Ltd.	2,604	290,080
NTPC Ltd.	172,236	454,662
Oil & Natural Gas Corp. Ltd.	155,744	382,378
Piramal Enterprises Ltd.	7,812	331,623
Power Finance Corp. Ltd.	69,316	132,394
Reliance Industries Ltd.	138,632	3,457,871
Rural Electrification Corp. Ltd.	71,672	188,973
Shree Cement Ltd.	992	272,976
Shriram Transport Finance Co. Ltd.	16,244	250,294
Siemens Ltd.	8,435	169,554
State Bank of India	184,512	801,677
Sun Pharmaceuticals Industries Ltd.	102,920	774,642
Tata Consultancy Services Ltd.	50,220	1,961,115
Tata Motors Ltd.[a]	169,884	1,000,682
Tata Motors Ltd. Class Aa	44,144	151,057
Tata Power Co. Ltd.	104,163	129,132
Tata Steel Ltd.	31,372	313,125
Tech Mahindra Ltd.	50,096	335,521
Titan Co. Ltd.	32,612	314,814
Ultratech Cement Ltd.	9,176	574,219
United Spirits Ltd.[a]	5,828	231,830
UPL Ltd.	38,068	493,103
Vedanta Ltd.	160,056	773,412
Wipro Ltd.	126,982	594,127
Yes Bank Ltd.	35,960	986,131
Zee Entertainment Enterprises Ltd.	58,652	476,639

		47,076,264
RUSSIA — 6.57%
Alrosa PJSC	285,200	396,555
Gazprom PJSC	855,604	1,734,338
Gazprom PJSC ADR	166,532	664,463
Inter RAO UES PJSC	3,100,000	206,524
Lukoil PJSC	26,536	1,338,794

CONSOLIDATED SCHEDULES OF INVESTMENTS	49

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2017

Security	Shares	Value
Lukoil PJSC ADR	20,212	$1,015,653
Magnit PJSC GDR[e]	32,984	1,378,401
MMC Norilsk Nickel PJSC	6,572	1,106,744
Mobile TeleSystems PJSC ADR	55,552	554,965
Moscow Exchange MICEX-RTS PJSC	178,550	323,435
Novatek PJSC GDR[e]	10,168	1,074,758
Novolipetsk Steel PJSC	121,400	287,430
PhosAgro PJSC GDR[e]	17,608	244,751
Rosneft Oil Co. PJSC	97,602	513,597
Rostelecom PJSC	122,760	140,463
RusHydro PJSC	11,160,200	158,847
Sberbank of Russia PJSC	878,900	2,782,969
Sberbank of Russia PJSC ADR	64,604	881,845
Severstal PJSC	19,840	311,222
Sistema PJSC FC GDR[e]	21,080	87,482
Surgutneftegas OJSC	595,210	275,339
Surgutneftegas OJSC ADR	32,984	150,869
Tatneft PJSC Class S	164,923	1,090,494
VTB Bank PJSC	434,186,001	484,464

		17,204,402

TOTAL COMMON STOCKS
(Cost: $206,812,706)		246,673,156

PREFERRED STOCKS — 5.46%

BRAZIL — 5.32%
Banco Bradesco SA, Preference Shares	334,893	3,574,094
Braskem SA Class A, Preference Shares	12,400	150,190
Centrais Eletricas Brasileiras SA Class B, Preference Shares	24,882	162,350
Cia. Brasileira de Distribuicao, Preference Shares	12,756	291,854
Cia. Energetica de Minas Gerais, Preference Shares	74,432	198,236
Cia. Paranaense de Energia Class B, Preference Shares	12,400	113,263
Gerdau SA, Preference Shares	99,200	373,602
Itau Unibanco Holding SA, Preference Shares	341,371	4,377,734
Itausa-Investimentos Itau SA, Preference Shares	440,131	1,426,794
Lojas Americanas SA, Preference Shares	74,504	420,771

Security	Shares	Value
Petroleo Brasileiro SA, Preference Shares	409,214	$1,775,261
Suzano Papel e Celulose SA Class A, Preference Shares	49,600	275,867
Telefonica Brasil SA, Preference Shares	49,664	770,897

		13,910,913
RUSSIA — 0.14%
Surgutneftegas OJSC, Preference Shares	768,800	379,535

		379,535

TOTAL PREFERRED STOCKS
(Cost: $11,517,432)		14,290,448

RIGHTS — 0.00%

CHINA — 0.00%
Fosun International Ltd. (Expires 09/07/17)[a]	158	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 9.80%
MONEY MARKET FUNDS — 9.80%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	25,497,132	25,504,781
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	159,468	159,468

		25,664,249

TOTAL SHORT-TERM INVESTMENTS
(Cost: $25,662,112)		25,664,249

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI BRIC ETF

August 31, 2017

Security	Value
TOTAL INVESTMENTS IN SECURITIES — 109.52%
(Cost: $243,992,250)[i]	$286,627,853
Other Assets, Less Liabilities — (9.52)%	(24,926,147)

NET ASSETS — 100.00%	$261,701,706

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $250,639,483. Net unrealized appreciation was $35,988,370, of which $61,840,477 represented gross unrealized appreciation on investments and $25,852,107 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,588,665	18,908,467	[b]	—	25,497,132	$25,504,781	$1,489	$2,137	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	159,468	[b]	—	159,468	159,468	6	—	1,236

						$25,664,249	$1,495	$2,137	$1,236

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2		Level 3		Total
Investments:
Assets:
Common stocks	$246,532,079	$141,077		$0	[a]	$246,673,156
Preferred stocks	14,290,448	—		—		14,290,448
Rights	—	0	[a]	—		0	[a]
Money market funds	25,664,249	—		—		25,664,249

Total	$286,486,776	$141,077		$0	[a]	$286,627,853

[a]	Rounds to less than $1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	51

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.60%

CHINA — 40.21%
3SBio Inc.[a,b,c]	136,500	$187,664
58.com Inc. ADR[a]	12,429	778,428
AAC Technologies Holdings Inc.[c]	102,000	1,859,770
Agricultural Bank of China Ltd. Class H	3,592,000	1,688,960
Air China Ltd. Class H	246,000	218,766
Alibaba Group Holding Ltd. ADR[a]	156,390	26,858,419
Alibaba Health Information Technology Ltd.[a,c]	462,000	215,462
Alibaba Pictures Group Ltd.[a,c]	1,700,000	297,581
Aluminum Corp. of China Ltd. Class Ha,c	530,000	392,093
Anhui Conch Cement Co. Ltd. Class H	171,500	639,856
ANTA Sports Products Ltd.	150,000	590,306
Autohome Inc. ADR[a]	7,105	456,638
AviChina Industry & Technology Co. Ltd. Class Hc	287,000	169,785
Baidu Inc. ADR[a]	37,568	8,567,382
Bank of China Ltd. Class H	10,922,000	5,749,560
Bank of Communications Co. Ltd. Class H	1,195,000	913,070
Beijing Capital International Airport Co. Ltd. Class H	204,000	329,989
Beijing Enterprises Holdings Ltd.	68,500	382,479
Beijing Enterprises Water Group Ltd.	662,000	562,490
Brilliance China Automotive Holdings Ltd.	414,000	1,071,175
Byd Co. Ltd. Class H	89,000	529,921
CGN Power Co. Ltd. Class Hb	1,472,000	406,253
China Cinda Asset Management Co. Ltd. Class H	1,193,000	443,577
China CITIC Bank Corp. Ltd. Class H	1,225,000	809,211
China Coal Energy Co. Ltd. Class Hc	276,000	138,944
China Communications Construction Co. Ltd. Class H	607,000	808,149
China Communications Services Corp. Ltd. Class H	326,000	176,611
China Conch Venture Holdings Ltd.	230,500	419,388

Security	Shares	Value
China Construction Bank Corp. Class H	11,569,000	$10,140,401
China Everbright Bank Co. Ltd. Class H	370,000	177,756
China Everbright International Ltd.[c]	334,000	441,268
China Everbright Ltd.	126,000	287,855
China Evergrande Group[a,c]	448,000	1,353,768
China Galaxy Securities Co. Ltd. Class H	463,500	419,886
China Gas Holdings Ltd.	244,000	616,044
China Huarong Asset Management Co. Ltd. Class Hb	878,000	374,694
China Huishan Dairy Holdings Co. Ltd.[c,d]	404,000	1
China Jinmao Holdings Group Ltd.	534,000	237,441
China Life Insurance Co. Ltd. Class H	1,023,000	3,280,836
China Longyuan Power Group Corp. Ltd. Class H	442,000	330,944
China Medical System Holdings Ltd.	169,000	310,946
China Mengniu Dairy Co. Ltd.[c]	377,000	880,547
China Merchants Bank Co. Ltd. Class H	536,331	2,021,576
China Merchants Port Holdings Co. Ltd.	184,000	601,857
China Minsheng Banking Corp. Ltd. Class H	759,300	757,704
China Mobile Ltd.	844,500	8,955,976
China National Building Material Co. Ltd. Class H	404,000	253,970
China Oilfield Services Ltd. Class H	244,000	200,152
China Overseas Land & Investment Ltd.	532,000	1,859,106
China Pacific Insurance Group Co. Ltd. Class H	363,200	1,710,088
China Petroleum & Chemical Corp. Class H	3,508,600	2,685,319
China Power International Development Ltd.	454,000	154,882
China Railway Construction Corp. Ltd. Class H	266,000	348,710
China Railway Group Ltd. Class H	560,000	447,917
China Resources Beer Holdings Co. Ltd.	220,000	552,077
China Resources Gas Group Ltd.	126,000	444,339

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
China Resources Land Ltd.	385,777	$1,205,176
China Resources Power Holdings Co. Ltd.	268,000	491,727
China Shenhua Energy Co. Ltd. Class H	470,500	1,211,351
China Southern Airlines Co. Ltd. Class H	246,000	192,049
China State Construction International Holdings Ltd.	252,000	365,131
China Taiping Insurance Holdings Co. Ltd.	223,100	677,015
China Telecom Corp. Ltd. Class H	1,910,000	981,058
China Unicom Hong Kong Ltd.[a]	824,000	1,200,238
China Vanke Co. Ltd. Class H	165,900	497,078
Chongqing Changan Automobile Co. Ltd. Class B	113,400	148,371
Chongqing Rural Commercial Bank Co. Ltd. Class H	340,000	236,761
CITIC Ltd.	804,000	1,234,797
CITIC Securities Co. Ltd. Class H	314,500	697,599
CNOOC Ltd.	2,457,000	2,938,436
COSCO SHIPPING Ports Ltd.	226,000	267,107
Country Garden Holdings Co. Ltd.[c]	734,828	976,459
CRRC Corp. Ltd. Class H	571,750	515,758
CSPC Pharmaceutical Group Ltd.	584,000	911,841
Ctrip.com International Ltd. ADR[a]	53,948	2,775,625
Dongfeng Motor Group Co. Ltd. Class H	378,000	490,705
ENN Energy Holdings Ltd.	104,000	669,065
Far East Horizon Ltd.	277,000	253,059
Fosun International Ltd.[c]	356,000	617,710
Fullshare Holdings Ltd.[c]	702,500	280,050
Fuyao Glass Industry Group Co. Ltd. Class Hb	68,800	219,328
GCL-Poly Energy Holdings Ltd.[a,c]	1,764,000	198,343
Geely Automobile Holdings Ltd.	674,000	1,656,915
GF Securities Co. Ltd. Class H	190,600	406,700
GOME Electrical Appliances Holding Ltd.[c]	1,509,000	158,102
Great Wall Motor Co. Ltd. Class Hc	426,500	535,138
Guangdong Investment Ltd.	382,000	564,230
Guangzhou Automobile Group Co. Ltd. Class H	290,000	572,111
Guangzhou R&F Properties Co. Ltd. Class H	132,000	308,308

Security	Shares	Value
Haier Electronics Group Co. Ltd.	170,000	$451,801
Haitian International Holdings Ltd.	90,000	270,237
Haitong Securities Co. Ltd. Class H	447,200	749,671
Hanergy Thin Film Power Group Ltd.[a,d]	2,513	—
Hengan International Group Co. Ltd.[c]	99,000	827,272
Huaneng Power International Inc. Class H	572,000	374,198
Huaneng Renewables Corp. Ltd. Class H	680,000	208,524
Huatai Securities Co. Ltd. Class Hb	227,200	505,698
Industrial & Commercial Bank of China Ltd. Class H	10,143,000	7,594,501
JD.com Inc. ADR[a]	90,170	3,779,025
Jiangsu Expressway Co. Ltd. Class H	168,000	257,588
Jiangxi Copper Co. Ltd. Class H	173,000	300,180
Kingsoft Corp. Ltd.[c]	106,000	251,373
Kunlun Energy Co. Ltd.	440,000	426,145
Lenovo Group Ltd.[c]	1,004,000	549,051
Longfor Properties Co. Ltd.	205,500	493,634
Minth Group Ltd.	92,000	423,768
Momo Inc. ADR[a]	12,099	466,174
NetEase Inc. ADR	10,938	3,017,138
New China Life Insurance Co. Ltd. Class H	107,300	686,867
New Oriental Education & Technology Group Inc. ADR	18,352	1,500,276
Nine Dragons Paper (Holdings) Ltd.	222,000	370,451
People’s Insurance Co. Group of China Ltd. (The) Class H	960,000	452,619
PetroChina Co. Ltd. Class H	2,908,000	1,857,803
PICC Property & Casualty Co. Ltd. Class H	635,160	1,192,987
Ping An Insurance Group Co. of China Ltd. Class H	716,500	5,689,741
Semiconductor Manufacturing International Corp.[a,c]	381,300	358,575
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	252,000	201,241
Shanghai Electric Group Co. Ltd. Class Ha,[c]	382,000	173,271
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	66,000	247,929

CONSOLIDATED SCHEDULES OF INVESTMENTS	53

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
Shanghai Industrial Holdings Ltd.	70,000	$212,868
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	123,180	198,689
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	93,900	231,077
Shenzhou International Group Holdings Ltd.	76,000	608,858
Shimao Property Holdings Ltd.	162,500	335,529
Sihuan Pharmaceutical Holdings Group Ltd.	516,000	198,450
SINA Corp./China[a]	7,799	794,172
Sino Biopharmaceutical Ltd.	620,000	544,231
Sino-Ocean Group Holding Ltd.	428,500	295,651
Sinopec Engineering Group Co. Ltd. Class H	169,500	152,901
Sinopec Shanghai Petrochemical Co. Ltd. Class H	473,000	294,928
Sinopharm Group Co. Ltd. Class H	163,600	738,938
SOHO China Ltd.	289,500	168,674
Sun Art Retail Group Ltd.[c]	323,500	298,020
Sunac China Holdings Ltd.	288,000	864,760
Sunny Optical Technology Group Co. Ltd.	98,000	1,404,928
TAL Education Group Class A ADR	37,758	1,148,976
Tencent Holdings Ltd.	781,800	32,864,479
Tingyi Cayman Islands Holding Corp.[c]	266,000	354,148
TravelSky Technology Ltd. Class H	126,000	344,524
Tsingtao Brewery Co. Ltd. Class H	52,000	215,602
Vipshop Holdings Ltd. ADR[a]	55,758	519,107
Want Want China Holdings Ltd.[c]	689,000	456,020
Weibo Corp. ADR[a]	6,387	645,726
Weichai Power Co. Ltd. Class H	264,200	272,084
Yanzhou Coal Mining Co. Ltd. Class H	250,000	251,072
Yum China Holdings Inc.[a]	52,656	1,861,916
YY Inc. ADR[a]	5,911	441,670
Zhejiang Expressway Co. Ltd. Class H	194,000	242,672
Zhuzhou CRRC Times Electric Co. Ltd. Class H	76,800	401,837
Zijin Mining Group Co. Ltd. Class H	810,000	297,031
ZTE Corp. Class Ha	97,360	265,591

		201,564,195

Security	Shares	Value
INDIA — 12.04%
ACC Ltd.	6,270	$176,572
Adani Ports & Special Economic Zone Ltd.	99,307	610,433
Aditya Birla Capital Ltd.[a]	52,445	152,213
Ambuja Cements Ltd.	80,870	354,657
Apollo Hospitals Enterprise Ltd.[a]	11,217	189,961
Ashok Leyland Ltd.	154,449	258,759
Asian Paints Ltd.	39,786	727,274
Aurobindo Pharma Ltd.	36,479	413,858
Axis Bank Ltd.	228,347	1,787,269
Bajaj Auto Ltd.	11,733	516,572
Bajaj Finance Ltd.	22,879	637,736
Bajaj Finserv Ltd.	5,195	447,192
Bharat Forge Ltd.	14,074	248,296
Bharat Heavy Electricals Ltd.	79,006	159,307
Bharat Petroleum Corp. Ltd.	104,388	863,828
Bharti Airtel Ltd.	164,477	1,100,437
Bharti Infratel Ltd.	77,718	456,147
Bosch Ltd.	1,032	354,946
Cadila Healthcare Ltd.	27,786	217,329
Cipla Ltd.	47,021	420,661
Coal India Ltd.	92,762	344,486
Container Corp. of India Ltd.	5,736	118,433
Dabur India Ltd.	71,924	354,522
Dr. Reddy’s Laboratories Ltd.	15,931	503,627
Eicher Motors Ltd.	1,831	900,827
GAIL (India) Ltd.	68,807	407,183
Glenmark Pharmaceuticals Ltd.	18,853	179,635
Godrej Consumer Products Ltd.	33,276	483,735
Grasim Industries Ltd.	45,448	849,721
Havells India Ltd.	33,965	259,468
HCL Technologies Ltd.	77,256	1,045,730
Hero Motocorp Ltd.	6,795	424,657
Hindalco Industries Ltd.	161,458	601,115
Hindustan Petroleum Corp. Ltd.	84,641	646,596
Hindustan Unilever Ltd.	89,589	1,709,410
Housing Development Finance Corp. Ltd.	207,138	5,757,627
ICICI Bank Ltd.	326,466	1,522,116
Idea Cellular Ltd.	194,455	275,745
IDFC Bank Ltd.	183,943	157,827
Indiabulls Housing Finance Ltd.	43,553	828,121
Indian Oil Corp. Ltd.	81,430	579,202
Infosys Ltd.	252,734	3,617,277

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
ITC Ltd.	467,383	$2,063,610
JSW Steel Ltd.	114,457	455,491
Larsen & Toubro Ltd.	65,580	1,165,696
LIC Housing Finance Ltd.	41,766	440,258
Lupin Ltd.	30,606	468,932
Mahindra & Mahindra Financial Services Ltd.	37,504	250,804
Mahindra & Mahindra Ltd.	51,114	1,075,272
Marico Ltd.	60,847	300,255
Maruti Suzuki India Ltd.	14,587	1,757,092
Motherson Sumi Systems Ltd.	87,902	423,654
Nestle India Ltd.	3,155	351,460
NTPC Ltd.	229,057	604,656
Oil & Natural Gas Corp. Ltd.	173,906	426,969
Piramal Enterprises Ltd.	10,709	454,602
Power Finance Corp. Ltd.	90,198	172,279
Reliance Industries Ltd.	178,391	4,449,572
Rural Electrification Corp. Ltd.	93,207	245,753
Shree Cement Ltd.	1,128	310,400
Shriram Transport Finance Co. Ltd.	20,511	316,041
Siemens Ltd.	9,607	193,113
State Bank of India	239,109	1,038,893
Sun Pharmaceuticals Industries Ltd.	132,282	995,639
Tata Consultancy Services Ltd.	63,164	2,466,584
Tata Motors Ltd.[a]	218,584	1,287,543
Tata Motors Ltd. Class Aa	50,966	174,401
Tata Power Co. Ltd.	151,450	187,754
Tata Steel Ltd.	42,215	421,349
Tech Mahindra Ltd.	65,509	438,751
Titan Co. Ltd.	43,673	421,589
Ultratech Cement Ltd.	12,149	760,265
United Spirits Ltd.[a]	7,857	312,541
UPL Ltd.	49,153	636,689
Vedanta Ltd.	204,015	985,827
Wipro Ltd.	167,461	783,521
Yes Bank Ltd.	46,062	1,263,159
Zee Entertainment Enterprises Ltd.	73,548	597,692

		60,358,613
INDONESIA — 3.14%
Adaro Energy Tbk PT	1,954,300	267,321
AKR Corporindo Tbk PT	243,900	123,851
Astra International Tbk PT	2,790,700	1,647,186
Bank Central Asia Tbk PT	1,355,300	1,924,969
Bank Danamon Indonesia Tbk PT	452,300	184,757
Bank Mandiri Persero Tbk PT	1,279,900	1,256,685

Security	Shares	Value
Bank Negara Indonesia Persero Tbk PT	1,035,700	$570,559
Bank Rakyat Indonesia Persero Tbk PT	1,531,400	1,736,053
Bumi Serpong Damai Tbk PT	1,044,700	143,683
Charoen Pokphand Indonesia Tbk PT	1,031,200	214,093
Gudang Garam Tbk PT	65,100	337,649
Hanjaya Mandala Sampoerna Tbk PT	1,258,500	343,347
Indocement Tunggal Prakarsa Tbk PT	256,900	381,249
Indofood CBP Sukses Makmur Tbk PT	316,900	207,237
Indofood Sukses Makmur Tbk PT	606,700	380,836
Jasa Marga Persero Tbk PT	291,198	127,134
Kalbe Farma Tbk PT	2,849,700	365,237
Lippo Karawaci Tbk PT	1,886,300	110,984
Matahari Department Store Tbk PT	345,300	258,807
Media Nusantara Citra Tbk PT	761,000	84,986
Pakuwon Jati Tbk PT	2,898,700	145,565
Perusahaan Gas Negara Persero Tbk PT	1,468,000	233,260
Semen Indonesia Persero Tbk PT	410,900	322,604
Summarecon Agung Tbk PT	1,365,800	106,975
Surya Citra Media Tbk PT	789,200	130,725
Telekomunikasi Indonesia Persero Tbk PT	6,947,400	2,442,161
Tower Bersama Infrastructure Tbk PT	292,600	140,905
Unilever Indonesia Tbk PT	208,900	791,478
United Tractors Tbk PT	234,300	532,101
Waskita Karya Persero Tbk PT	647,800	107,789
XL Axiata Tbk PTa	427,800	115,431

		15,735,617
MALAYSIA — 3.10%
AirAsia Bhd	203,000	157,818
Alliance Financial Group Bhd	144,100	129,574
AMMB Holdings Bhd	221,100	221,592
Astro Malaysia Holdings Bhd	224,100	140,636
Axiata Group Bhd[c]	373,300	430,949
British American Tobacco Malaysia Bhd	19,300	199,666
CIMB Group Holdings Bhd	560,000	928,416
Dialog Group Bhd[c]	414,678	199,061

CONSOLIDATED SCHEDULES OF INVESTMENTS	55

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
DiGi.Com Bhd[c]	424,200	$480,770
Felda Global Ventures Holdings Bhd[c]	195,700	71,030
Gamuda Bhd[c]	231,300	289,227
Genting Bhd	306,900	697,810
Genting Malaysia Bhd	410,900	564,801
Genting Plantations Bhd	32,800	81,722
HAP Seng Consolidated Bhd	84,000	178,602
Hartalega Holdings Bhd	88,400	140,554
Hong Leong Bank Bhd	89,100	322,141
Hong Leong Financial Group Bhd	30,200	119,513
IHH Healthcare Bhd	279,600	392,180
IJM Corp. Bhd	389,400	304,554
IOI Corp. Bhd[c]	305,100	324,354
IOI Properties Group Bhd	226,543	105,566
Kuala Lumpur Kepong Bhd	65,700	377,538
Malayan Banking Bhd	490,100	1,085,668
Malaysia Airports Holdings Bhd	112,800	237,724
Maxis Bhd[c]	258,900	350,414
MISC Bhd[c]	185,500	323,175
Petronas Chemicals Group Bhd	327,100	548,422
Petronas Dagangan Bhd	33,900	193,692
Petronas Gas Bhd	96,400	415,352
PPB Group Bhd	64,500	251,928
Public Bank Bhd	404,210	1,949,825
RHB Bank Bhd	106,562	126,013
RHB Bank Bhd New[a,d]	28,800	—
Sapura Energy Bhd[c]	520,500	168,198
Sime Darby Bhd	330,600	696,733
Telekom Malaysia Bhd	156,100	235,036
Tenaga Nasional Bhd	469,100	1,568,610
UMW Holdings Bhd[a,c]	64,500	91,830
Westports Holdings Bhd	138,000	121,180
YTL Corp. Bhd	627,753	210,207
YTL Power International Bhd	273,115	90,175

		15,522,256
PAKISTAN — 0.13%
Engro Corp. Ltd./Pakistan	35,200	94,863
Habib Bank Ltd.	79,300	133,920
Lucky Cement Ltd.	17,050	96,757
MCB Bank Ltd.	60,100	110,522
Oil & Gas Development Co. Ltd.	85,800	115,080
United Bank Ltd./Pakistan	65,400	115,712

		666,854

Security	Shares	Value
PHILIPPINES — 1.52%
Aboitiz Equity Ventures Inc.	273,010	$397,217
Aboitiz Power Corp.	195,200	150,682
Alliance Global Group Inc.	547,900	148,833
Ayala Corp.	34,480	619,926
Ayala Land Inc.	1,005,200	825,062
Bank of the Philippine Islands	107,420	222,313
BDO Unibank Inc.	267,159	663,590
DMCI Holdings Inc.	536,400	164,578
Energy Development Corp.	1,263,300	167,387
Globe Telecom Inc.	4,470	174,712
GT Capital Holdings Inc.	11,720	256,067
International Container Terminal Services Inc.	68,250	139,248
JG Summit Holdings Inc.	391,116	548,801
Jollibee Foods Corp.	60,900	283,494
Megaworld Corp.	1,633,400	157,690
Metro Pacific Investments Corp.	1,968,800	244,320
Metropolitan Bank & Trust Co.	87,146	149,189
PLDT Inc.	12,110	409,425
Robinsons Land Corp.	219,200	99,383
Security Bank Corp.	23,090	112,810
SM Investments Corp.	32,769	519,040
SM Prime Holdings Inc.	1,211,750	790,941
Universal Robina Corp.	123,480	352,559

		7,597,267
SOUTH KOREA — 19.08%
AmorePacific Corp.	4,430	1,131,465
AmorePacific Group	4,040	480,099
BGF retail Co. Ltd.	3,033	245,308
BNK Financial Group Inc.	37,812	330,637
Celltrion Inc.[a]	10,906	1,113,232
Cheil Worldwide Inc.	9,421	158,743
CJ CheilJedang Corp.	1,075	345,590
CJ Corp.	2,065	324,144
CJ E&M Corp.	2,579	173,824
CJ Logistics Corp.[a]	1,096	164,264
Coway Co. Ltd.	7,380	646,634
Daelim Industrial Co. Ltd.	3,763	279,655
Daewoo Engineering & Construction Co. Ltd.[a]	17,011	106,055
DGB Financial Group Inc.	23,052	224,878
Dongbu Insurance Co. Ltd.	6,840	456,162
Dongsuh Cos. Inc.	4,849	113,958
Doosan Bobcat Inc.	4,695	158,846

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
Doosan Heavy Industries & Construction Co. Ltd.	7,193	$114,823
E-MART Inc.	2,875	571,125
GS Engineering & Construction Corp.[a]	6,712	169,645
GS Holdings Corp.	6,948	435,020
GS Retail Co. Ltd.	3,706	132,615
Hana Financial Group Inc.	40,747	1,770,666
Hankook Tire Co. Ltd.	10,230	535,270
Hanmi Pharm Co. Ltd.[a]	832	297,354
Hanmi Science Co. Ltd.[a]	1,696	134,615
Hanon Systems	25,174	257,857
Hanssem Co. Ltd.	1,442	217,400
Hanwha Chemical Corp.	14,912	467,488
Hanwha Corp.	6,102	265,975
Hanwha Life Insurance Co. Ltd.	29,753	193,147
Hanwha Techwin Co. Ltd.[a]	5,047	173,664
Hotel Shilla Co. Ltd.	4,265	234,129
Hyosung Corp.	2,949	414,523
Hyundai Department Store Co. Ltd.	1,940	166,197
Hyundai Development Co. Engineering & Construction	8,146	271,991
Hyundai Engineering & Construction Co. Ltd.	10,936	394,243
Hyundai Glovis Co. Ltd.	2,546	349,973
Hyundai Heavy Industries Co. Ltd.[a]	4,272	562,604
Hyundai Marine & Fire Insurance Co. Ltd.	8,478	347,360
Hyundai Mobis Co. Ltd.	9,372	1,961,504
Hyundai Motor Co.	21,199	2,641,415
Hyundai Robotics Co. Ltd.[a]	1,368	537,446
Hyundai Steel Co.	11,147	570,399
Hyundai Wia Corp.	2,199	136,511
Industrial Bank of Korea	35,337	468,507
Kakao Corp.	4,657	507,991
Kangwon Land Inc.	16,480	504,221
KB Financial Group Inc.	54,609	2,682,989
KCC Corp.	785	275,683
KEPCO Plant Service & Engineering Co. Ltd.	3,101	125,817
Kia Motors Corp.	36,179	1,137,412
Korea Aerospace Industries Ltd. Class A	9,675	396,833
Korea Electric Power Corp.	35,137	1,336,801
Korea Gas Corp.[a]	3,797	152,540

Security	Shares	Value
Korea Investment Holdings Co. Ltd.	5,258	$306,359
Korea Zinc Co. Ltd.	1,185	542,267
Korean Air Lines Co. Ltd.[a]	6,136	180,663
KT Corp.	1,558	43,109
KT&G Corp.	16,146	1,639,515
Kumho Petrochemical Co. Ltd.	2,459	171,842
LG Chem Ltd.	6,337	2,129,942
LG Corp.	13,141	978,932
LG Display Co. Ltd.	31,891	880,990
LG Electronics Inc.	14,518	1,049,323
LG Household & Health Care Ltd.	1,292	1,099,965
LG Innotek Co. Ltd.	1,929	315,627
Lotte Chemical Corp.	2,116	749,683
Lotte Chilsung Beverage Co. Ltd.	86	117,987
Lotte Confectionery Co. Ltd.	766	134,166
Lotte Shopping Co. Ltd.	1,770	403,414
Medy-Tox Inc.	607	306,353
Mirae Asset Daewoo Co. Ltd.	51,093	459,910
NAVER Corp.	3,852	2,579,159
NCsoft Corp.	2,406	820,421
Netmarble Games Corp.[a,b]	2,310	316,509
NH Investment & Securities Co. Ltd.	18,958	232,015
OCI Co. Ltd.[c]	2,256	196,670
Orion Corp./Republic of Koreaa	3,230	250,070
Ottogi Corp.	166	112,031
Pan Ocean Co. Ltd.[a]	29,021	165,489
POSCO	10,188	3,103,563
Posco Daewoo Corp.	4,980	93,408
S-1 Corp.	2,329	185,271
S-Oil Corp.	6,256	696,282
Samsung Biologics Co. Ltd.[a,b]	2,312	580,255
Samsung C&T Corp.	10,515	1,202,940
Samsung Card Co. Ltd.	3,924	129,106
Samsung Electro-Mechanics Co. Ltd.	7,759	694,980
Samsung Electronics Co. Ltd.	13,474	27,674,516
Samsung Fire & Marine Insurance Co. Ltd.	4,222	1,035,281
Samsung Heavy Industries Co. Ltd.[a]	35,830	339,997
Samsung Life Insurance Co. Ltd.	9,604	983,737
Samsung SDI Co. Ltd.	7,610	1,326,148
Samsung SDS Co. Ltd.	4,770	708,562
Samsung Securities Co. Ltd.	8,755	283,784

CONSOLIDATED SCHEDULES OF INVESTMENTS	57

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
Shinhan Financial Group Co. Ltd.	58,675	$2,705,835
Shinsegae Inc.	1,003	171,673
SK Holdings Co. Ltd.	4,348	1,031,474
SK Hynix Inc.	80,071	4,871,294
SK Innovation Co. Ltd.	8,865	1,481,955
SK Networks Co. Ltd.	18,940	117,745
SK Telecom Co. Ltd.	2,765	621,610
Woori Bank	51,072	842,443
Yuhan Corp.	1,115	223,475

		95,654,992
TAIWAN — 16.41%
Acer Inc.	396,062	199,481
Advanced Semiconductor Engineering Inc.	906,969	1,093,929
Advantech Co. Ltd.	47,282	348,595
Asia Cement Corp.	317,229	287,492
Asia Pacific Telecom Co. Ltd.[a]	290,000	99,457
Asustek Computer Inc.	98,000	811,823
AU Optronics Corp.	1,170,000	480,732
Catcher Technology Co. Ltd.	90,000	1,145,167
Cathay Financial Holding Co. Ltd.	1,122,944	1,832,565
Chailease Holding Co. Ltd.	139,496	379,952
Chang Hwa Commercial Bank Ltd.	644,294	352,260
Cheng Shin Rubber Industry Co. Ltd.	269,776	542,609
Chicony Electronics Co. Ltd.	72,173	181,276
China Airlines Ltd.	393,000	166,685
China Development Financial Holding Corp.	1,856,200	579,390
China Life Insurance Co. Ltd./Taiwan	470,835	519,527
China Steel Corp.	1,725,867	1,446,848
Chunghwa Telecom Co. Ltd.	524,000	1,823,122
Compal Electronics Inc.	584,000	419,921
CTBC Financial Holding Co. Ltd.	2,412,265	1,562,669
Delta Electronics Inc.	266,000	1,458,730
E.Sun Financial Holding Co. Ltd.	1,243,766	766,561
Eclat Textile Co. Ltd.	24,604	301,649
EVA Airways Corp.	282,628	147,031
Evergreen Marine Corp. Taiwan Ltd.[a]	235,050	179,136
Far Eastern New Century Corp.	432,460	346,065
Far EasTone Telecommunications Co. Ltd.	220,000	533,616
Feng TAY Enterprise Co. Ltd.	45,064	213,531
First Financial Holding Co. Ltd.	1,271,817	825,992

Security	Shares	Value
Formosa Chemicals & Fibre Corp.	400,950	$1,260,816
Formosa Petrochemical Corp.	185,000	652,855
Formosa Plastics Corp.	569,400	1,771,651
Formosa Taffeta Co. Ltd.	105,000	104,377
Foxconn Technology Co. Ltd.	128,521	407,976
Fubon Financial Holding Co. Ltd.	917,396	1,474,327
General Interface Solution Holding Ltd.	23,000	275,506
Giant Manufacturing Co. Ltd.	42,000	212,234
Globalwafers Co. Ltd.	30,000	238,079
Highwealth Construction Corp.	111,840	177,883
Hiwin Technologies Corp.	28,540	252,972
Hon Hai Precision Industry Co. Ltd.	2,144,314	8,348,749
Hotai Motor Co. Ltd.	37,000	435,849
HTC Corp.[a]	89,000	202,601
Hua Nan Financial Holdings Co. Ltd.	979,011	546,616
Innolux Corp.	1,231,620	599,914
Inventec Corp.	339,980	269,808
Largan Precision Co. Ltd.	14,000	2,704,530
Lite-On Technology Corp.	292,032	432,063
MediaTek Inc.	207,176	1,856,957
Mega Financial Holding Co. Ltd.	1,501,542	1,206,547
Merida Industry Co. Ltd.	28,350	124,470
Micro-Star International Co. Ltd.	91,000	207,154
Nan Ya Plastics Corp.	657,090	1,659,109
Nanya Technology Corp.	94,000	201,524
Nien Made Enterprise Co. Ltd.	20,000	215,050
Novatek Microelectronics Corp.	78,000	303,688
Pegatron Corp.	269,000	846,781
Phison Electronics Corp.	20,000	269,724
Pou Chen Corp.	305,000	395,664
Powertech Technology Inc.	95,000	288,346
President Chain Store Corp.	79,000	660,973
Quanta Computer Inc.	370,000	842,274
Realtek Semiconductor Corp.	61,140	237,032
Ruentex Development Co. Ltd.[a]	127,065	124,417
Ruentex Industries Ltd.	77,855	125,248
Shin Kong Financial Holding Co. Ltd.	1,144,138	332,486
Siliconware Precision Industries Co. Ltd.	274,438	434,678
SinoPac Financial Holdings Co. Ltd.	1,410,173	453,252
Standard Foods Corp.	80,987	206,902
Synnex Technology International Corp.	192,050	214,457

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
TaiMed Biologics Inc.[a]	24,000	$172,570
Taishin Financial Holding Co. Ltd.	1,316,305	584,462
Taiwan Business Bank	527,768	145,849
Taiwan Cement Corp.	456,000	526,578
Taiwan Cooperative Financial Holding Co. Ltd.	1,081,948	570,031
Taiwan Fertilizer Co. Ltd.	100,000	133,371
Taiwan High Speed Rail Corp.	230,000	202,724
Taiwan Mobile Co. Ltd.	222,000	794,460
Taiwan Semiconductor Manufacturing Co. Ltd.	3,387,000	24,297,873
Teco Electric and Machinery Co. Ltd.	256,000	239,213
Transcend Information Inc.	26,000	77,537
Uni-President Enterprises Corp.	669,650	1,424,551
United Microelectronics Corp.	1,658,000	826,830
Vanguard International Semiconductor Corp.	121,000	218,513
Wistron Corp.	351,119	331,585
WPG Holdings Ltd.	212,000	276,073
Yuanta Financial Holding Co. Ltd.	1,396,893	606,359
Yulon Motor Co. Ltd.	118,000	101,660
Zhen Ding Technology Holding Ltd.	59,455	137,708

		82,289,297
THAILAND — 2.97%
Advanced Info Service PCL NVDR	143,100	808,048
Airports of Thailand PCL NVDR	592,800	972,974
Bangkok Bank PCL Foreign	34,500	194,812
Bangkok Dusit Medical Services PCL NVDR[c]	524,900	330,384
Bangkok Expressway & Metro PCL	1,011,600	237,629
Banpu PCL NVDR	267,400	141,733
BEC World PCL NVDR	146,700	76,432
Berli Jucker PCL NVDR	161,900	240,132
BTS Group Holdings PCL NVDR	791,000	206,058
Bumrungrad Hospital PCL NVDR	49,600	325,638
Central Pattana PCL NVDR	181,900	394,422
Charoen Pokphand Foods PCL NVDR	414,400	340,081
CP ALL PCL NVDR	679,100	1,268,008
Delta Electronics Thailand PCL NVDR	67,000	179,581
Electricity Generating PCL NVDR[c]	17,900	126,144
Energy Absolute PCL NVDR[c]	151,100	171,782
Glow Energy PCL NVDR	69,000	178,188
Home Product Center PCL NVDR	541,845	163,182

Security	Shares	Value
Indorama Ventures PCL NVDR	193,700	$227,505
IRPC PCL NVDR	1,356,600	243,089
Kasikornbank PCL Foreign	160,300	1,018,621
Kasikornbank PCL NVDR	80,600	487,896
KCE Electronics PCL NVDR	35,700	94,075
Krung Thai Bank PCL NVDR	471,750	265,675
Minor International PCL NVDR[c]	303,380	363,179
PTT Exploration & Production PCL NVDR	192,310	506,765
PTT Global Chemical PCL NVDR	299,300	689,548
PTT PCL NVDR	145,100	1,743,560
Robinson PCL NVDR	67,000	116,022
Siam Cement PCL (The) Foreign	41,800	629,423
Siam Cement PCL (The) NVDR	15,200	228,881
Siam Commercial Bank PCL (The) NVDR	242,400	1,098,666
Thai Oil PCL NVDR	110,900	314,782
Thai Union Group PCL NVDR	261,400	155,872
TMB Bank PCL NVDR	1,758,200	124,962
True Corp. PCL NVDR[a]	1,434,405	241,911

		14,905,660

TOTAL COMMON STOCKS
(Cost: $417,008,188)		494,294,751

PREFERRED STOCKS — 1.08%

SOUTH KOREA — 1.08%
AmorePacific Corp., Preference Shares	1,200	182,512
Hyundai Motor Co., Preference Shares	3,319	283,746
Hyundai Motor Co. Series 2, Preference Shares	5,147	465,585
LG Chem Ltd., Preference Shares	1,082	252,364
LG Household & Health Care Ltd., Preference Shares	304	161,760
Samsung Electronics Co. Ltd., Preference Shares	2,435	4,070,570

		5,416,537

TOTAL PREFERRED STOCKS
(Cost: $4,277,160)		5,416,537

CONSOLIDATED SCHEDULES OF INVESTMENTS	59

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Security	Shares	Value
RIGHTS — 0.00%

CHINA — 0.00%
Fosun International Ltd. (Expires 09/07/17)[a]	227	$—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 2.11%

MONEY MARKET FUNDS — 2.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	9,807,306	9,810,248
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	768,227	768,227

		10,578,475

Security	Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $10,577,204)	$10,578,475

TOTAL INVESTMENTS IN SECURITIES — 101.79%
(Cost: $431,862,552)[h]	510,289,763

Other Assets, Less Liabilities — (1.79)%	(8,959,458)

NET ASSETS — 100.00%	$501,330,305

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $437,054,765. Net unrealized appreciation was $73,234,998, of which $87,538,769 represented gross unrealized appreciation on investments and $14,303,771 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,479,688	5,327,618	[b]	—	9,807,306	$9,810,248	$(779)	$1,271	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	768,227	[b]	—	768,227	768,227	16	—	8,705

						$10,578,475	$(763)	$1,271	$8,705

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ASIA ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$494,142,537	$152,213		$1	$494,294,751
Preferred stocks	5,416,537	—		—	5,416,537
Rights	—	0	[a]	—	0	[a]
Money market funds	10,578,475	—		—	10,578,475

Total	$510,137,549	$152,213		$1	$510,289,763

[a]	Rounds to less than $1.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	61

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.06%

BRAZIL — 3.97%
AES Tiete Energia SA	41,700	$187,530
Aliansce Shopping Centers SAa	41,000	226,732
Alupar Investimento SA Units	59,108	351,291
Arezzo Industria e Comercio SA	19,400	282,265
B2W Cia. Digitala	68,323	401,498
Banco ABC Brasil SAa	1,093	5,770
BR Properties SA	28,541	99,689
Cia. de Saneamento de Minas Gerais-COPASA	23,700	324,717
Cia. Hering	54,200	465,096
Cosan Logistica SAa	30,000	76,562
CVC Brasil Operadora e Agencia de Viagens SA	29,700	360,578
Cyrela Brazil Realty SA Empreendimentos e Participacoes	88,000	368,619
EcoRodovias Infraestrutura e Logistica SA	84,800	288,376
Estacio Participacoes SA	93,300	765,330
Even Construtora e Incorporadora SAa	83,500	126,585
EZ TEC Empreendimentos e Participacoes SA	24,944	176,628
Fleury SA	50,200	505,757
GAEC Educacao SA	13,400	79,639
Guararapes Confeccoes SA	1,800	72,299
Iguatemi Empresa de Shopping Centers SA	24,900	295,972
Iochpe Maxion SA	30,705	197,124
Light SAa	30,900	202,304
Linx SA	54,400	316,913
Magazine Luiza SA	2,000	361,042
Magnesita Refratarios SA	10,400	130,560
Mahle-Metal Leve SA	17,500	106,509
Marfrig Global Foods SAa	86,100	195,107
Minerva SA	45,400	167,087
MRV Engenharia e Participacoes SA	102,400	439,027
Multiplus SA	18,900	225,314
Prumo Logistica SAa	19,300	69,313
Santos Brasil Participacoes SAa	150,600	138,804
Sao Martinho SA	66,600	369,359

Security	Shares	Value
Ser Educacional SAb	10,800	$100,193
SLC Agricola SA	28,200	198,967
Smiles SA	21,900	483,805
TOTVS SA	38,400	379,063
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	29,040	184,497
Via Varejo SA	46,300	242,797
Wiz Solucoes e Corretagem de Seguros SA	19,200	103,919

		10,072,637
CHILE — 1.24%
CAP SA	26,445	310,448
Cia. Sud Americana de Vapores SAa	4,485,245	233,740
Engie Energia Chile SA	162,014	340,713
Forus SA	21,458	88,753
Inversiones Aguas Metropolitanas SA	151,158	268,045
Inversiones La Construccion SA	12,944	186,346
Parque Arauco SA	219,423	597,684
Ripley Corp. SA	281,203	269,703
SalfaCorp SA	190,257	287,913
Sociedad de Inversiones Oro Blanco SA	7,565,600	75,423
SONDA SA	125,999	232,975
Vina Concha y Toro SA	145,604	246,913

		3,138,656
CHINA — 20.81%
21Vianet Group Inc. ADR[a]	26,380	136,912
361 Degrees International Ltd.	306,000	131,761
500.com Ltd. ADR[a,c]	9,209	95,221
51job Inc. ADR[a]	8,627	512,444
Agile Group Holdings Ltd.	546,000	654,381
AGTech Holdings Ltd.[a,c]	932,000	190,533
Ajisen China Holdings Ltd.	411,000	173,297
Anhui Expressway Co. Ltd. Class H	152,000	114,974
Anton Oilfield Services Group/Hong Kong[a,c]	1,070,000	98,435
Anxin-China Holdings Ltd.[a,d]	1,084,000	26,316
APT Satellite Holdings Ltd.	222,000	110,625
Asia Cement China Holdings Corp.	391,500	130,059

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
AVIC International Holding HK Ltd.[a,c]	2,924,000	$140,102
Baozun Inc. ADR[a,c]	8,698	236,499
Beijing Beida Jade Bird Universal Sci-Tech Co. Ltd. Class Ha	196,000	40,069
Beijing Capital Land Ltd. Class H	434,000	219,594
Beijing Enterprises Medical & Health Group Ltd.[a]	2,172,000	138,760
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	142,000	187,242
BEP International Holdings Ltd.[c]	4,700,000	113,500
Best Pacific International Holdings Ltd.[c]	146,000	81,708
Bitauto Holdings Ltd. ADR[a]	7,217	258,369
Boshiwa International Holding Ltd.[a,c,d]	32,000	286
Bosideng International Holdings Ltd.[c]	1,440,000	123,274
Boyaa Interactive International Ltd.[a]	145,000	57,433
BYD Electronic International Co. Ltd.[c]	236,500	652,710
C C Land Holdings Ltd.[a]	921,000	202,406
C.banner International Holdings Ltd.[a,c]	490,000	180,312
Capital Environment Holdings Ltd.[a]	3,872,000	143,472
Carnival Group International Holdings Ltd.[a,c]	2,492,000	203,781
CGN Meiya Power Holdings Co. Ltd.[a,b,c]	842,000	108,660
Changyou.com Ltd. ADR[a]	4,741	189,735
Chaowei Power Holdings Ltd.	306,000	158,348
Cheetah Mobile Inc. ADR[a,c]	8,421	76,800
Chiho Environmental Group Ltd.[a,c]	134,000	77,046
China Aerospace International Holdings Ltd.[c]	1,544,000	193,334
China Agri-Industries Holdings Ltd.	779,000	364,295
China Aircraft Leasing Group Holdings Ltd.	62,500	67,320
China All Access Holdings Ltd.[c]	570,000	161,682
China Animal Healthcare Ltd.[a,c,d]	126,000	4,508
China Animation Characters Co. Ltd.[c]	219,000	85,905

Security	Shares	Value
China Beidahuang Industry Group Holdings Ltd.[a]	2,228,000	$103,907
China BlueChemical Ltd. Class H	638,000	196,459
China Chengtong Development Group Ltd.[a,c]	1,694,000	110,387
China Datang Corp. Renewable Power Co. Ltd. Class H	1,235,000	137,284
China Dongxiang Group Co. Ltd.	1,371,000	245,245
China Electronics Corp. Holdings Co. Ltd.[c]	552,000	78,288
China Electronics Optics Valley Union Holding Co Ltd.	1,296,000	119,226
China Fangda Group Co. Ltd. Class B	379,300	248,620
China First Capital Group Ltd.[a]	1,024,000	409,524
China Foods Ltd.	400,000	212,612
China Greenland Broad Greenstate Group Co Ltd.[c]	260,000	56,475
China Harmony New Energy Auto Holding Ltd.[a,c]	278,500	144,117
China High Speed Transmission Equipment Group Co. Ltd.[c]	79,000	81,458
China Huiyuan Juice Group Ltd.[a]	284,500	87,970
China Innovationpay Group Ltd.[a,c]	2,288,000	116,937
China Lesso Group Holdings Ltd.	409,000	293,694
China Lilang Ltd.	217,000	170,518
China Logistics Property Holdings Co. Ltd.[a,c]	505,000	172,281
China LotSynergy Holdings Ltd.[a]	4,240,000	78,554
China Lumena New Materials Corp.[a,c,d]	210,000	—
China Maple Leaf Educational Systems Ltd.[c]	224,000	190,043
China Merchants Land Ltd.	670,000	134,403
China Metal Recycling Holdings Ltd.[a,d]	12,000	—
China Metal Resources Utilization Ltd.[a,b,c]	252,000	96,274
China Minsheng Financial Holding Corp. Ltd.[a,c]	2,960,000	192,884
China Modern Dairy Holdings Ltd.[a]	356,000	70,050
China National Materials Co. Ltd. Class H	271,000	118,422
China NT Pharma Group Co. Ltd.	598,500	133,825

CONSOLIDATED SCHEDULES OF INVESTMENTS	63

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
China Ocean Industry Group Ltd.[a,c]	6,365,000	$52,049
China Oil & Gas Group Ltd.[c]	2,630,000	184,822
China Overseas Grand Oceans Group Ltd.	368,000	200,305
China Overseas Property Holdings Ltd.[c]	590,000	125,140
China Power Clean Energy Development Co. Ltd.	156,000	87,105
China Regenerative Medicine International Ltd.[a,c]	4,870,000	123,205
China Resources Phoenix Healthcare Holdings Co. Ltd.[c]	185,000	233,778
China SCE Property Holdings Ltd.	587,000	300,008
China Shengmu Organic Milk Ltd.[a,b,c]	1,151,000	191,185
China Shineway Pharmaceutical Group Ltd.	224,000	204,353
China Silver Group Ltd.[c]	280,000	57,242
China Singyes Solar Technologies Holdings Ltd.	310,000	100,211
China Suntien Green Energy Corp. Ltd. Class H	773,000	167,905
China Traditional Chinese Medicine Holdings Co. Ltd.[c]	700,000	423,947
China Travel International Investment Hong Kong Ltd.[c]	868,000	271,720
China Water Affairs Group Ltd.	388,000	224,081
China Water Industry Group Ltd.[a,c]	884,000	185,239
China Yurun Food Group Ltd.[a]	824,000	105,284
China ZhengTong Auto Services Holdings Ltd.	316,500	299,254
Chinasoft International Ltd.[c]	670,000	356,126
Chong Sing Holdings FinTech Group Ltd.[a,c]	5,168,000	699,944
Chongqing Machinery & Electric Co. Ltd. Class H	1,714,000	210,241
CIFI Holdings Group Co. Ltd.	1,010,000	567,818
CIMC Enric Holdings Ltd.[a,c]	288,000	172,216
CITIC Resources Holdings Ltd.[c]	1,044,000	120,054
Citychamp Watch & Jewellery Group Ltd.[c]	752,000	167,187
COFCO Meat Holdings Ltd.[a,c]	649,000	130,191
Cogobuy Group[a,b,c]	232,000	157,108

Security	Shares	Value
Colour Life Services Group Co. Ltd.	206,000	$135,553
Comba Telecom Systems Holdings Ltd.	1,016,894	153,318
Concord New Energy Group Ltd.	3,730,000	157,274
Coolpad Group Ltd.[a,c,d]	1,144,000	95,011
COSCO SHIPPING International Hong Kong Co. Ltd.	632,000	267,288
Cosmo Lady China Holdings Co. Ltd.[b,c]	264,000	99,171
Crown International Corp Ltd.[a,c]	460,000	75,232
CT Environmental Group Ltd.[c]	872,000	123,673
Dah Chong Hong Holdings Ltd.[c]	369,000	183,405
Dawnrays Pharmaceutical Holdings Ltd.	264,000	157,190
Dazhong Transportation Group Co. Ltd. Class B	354,500	242,478
Digital China Holdings Ltd.[a,c]	243,000	146,549
eHi Car Services Ltd. ADR[a]	16,640	153,920
Fang Holdings Ltd. ADR[a,c]	87,201	322,644
Fantasia Holdings Group Co. Ltd.	1,165,500	157,853
FDG Electric Vehicles Ltd.[a,c]	4,405,000	171,665
First Tractor Co. Ltd. Class H	306,000	142,708
Fu Shou Yuan International Group Ltd.[c]	445,000	297,938
Fufeng Group Ltd.	557,400	353,964
Future Land Development Holdings Ltd.[c]	526,000	215,738
Genscript Biotech Corp.[c]	114,000	105,312
Glorious Property Holdings Ltd.[a]	1,081,000	120,166
Golden Eagle Retail Group Ltd.	192,000	245,322
Golden Meditech Holdings Ltd.[a]	1,024,000	146,539
Greatview Aseptic Packaging Co. Ltd.[c]	483,000	296,226
Greenland Hong Kong Holdings Ltd.	365,000	128,251
Greentown China Holdings Ltd.[c]	242,500	294,354
Greentown Service Group Co. Ltd.	196,000	119,957
Gridsum Holding Inc. ADR[a]	4,179	38,823
Guorui Properties Ltd.	492,000	152,759
Haichang Ocean Park Holdings Ltd.[a,b]	747,000	168,939
Hangzhou Steam Turbine Co. Ltd. Class Ba	123,180	129,217

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Harbin Electric Co. Ltd. Class H	268,000	$136,971
Harmonicare Medical Holdings Ltd.[b]	156,000	58,801
HC International Inc.[c]	206,000	187,142
Health and Happiness H&H International Holdings Ltd.[a,c]	70,000	250,433
Hengdeli Holdings Ltd.	849,600	48,850
HengTen Networks Group Ltd.[a,c]	5,988,000	189,744
Hi Sun Technology China Ltd.[a]	810,000	187,326
Hilong Holding Ltd.	398,000	51,362
Hisense Kelon Electrical Holdings Co. Ltd. Class H	131,000	155,330
Honghua Group Ltd.[a]	533,000	42,223
Hopewell Highway Infrastructure Ltd.	527,500	323,518
Hopson Development Holdings Ltd.	228,000	215,577
Hua Han Health Industry Holdings Ltd. Class Ha,c,d	1,112,400	59,696
Hua Hong Semiconductor Ltd.[b]	157,000	208,626
Huabao International Holdings Ltd.	247,000	150,855
Huadian Fuxin Energy Corp. Ltd. Class H	798,000	176,394
Huangshi Dongbei Electrical Appliance Co. Ltd. Class B	68,000	110,296
Huanxi Media Group Ltd.[a,c]	530,000	134,084
Huayi Tencent Entertainment Co. Ltd.[a,c]	2,070,000	75,379
Hutchison China Meditech Ltd.[a,c]	7,540	369,438
Hybrid Kinetic Group Ltd.[a,c,d]	5,928,000	136,338
IGG Inc.	285,000	446,448
iKang Healthcare Group Inc. ADR[a,c]	18,527	269,197
IMAX China Holding Inc.[a,b]	42,000	96,810
Inner Mongolia Yitai Coal Co. Ltd. Class B	384,000	499,968
JA Solar Holdings Co. Ltd. ADR[a,c]	17,670	118,036
JinkoSolar Holding Co. Ltd.[a,c]	8,677	241,481
Ju Teng International Holdings Ltd.	416,000	164,775
Jumei International Holding Ltd. ADR[a,c]	29,080	98,581
K Wah International Holdings Ltd.	482,000	278,985
Kaisa Group Holdings Ltd.[a,c]	1,319,000	618,509

Security	Shares	Value
Kama Co. Ltd.[a]	123,300	$127,122
Kingboard Chemical Holdings Ltd.	231,000	1,260,303
Kingboard Laminates Holdings Ltd.	318,000	539,586
Kingdee International Software Group Co. Ltd.[a,c]	682,000	290,178
Kong Sun Holdings Ltd.[a]	1,450,000	66,697
Konka Group Co. Ltd. Class Ba	238,500	95,992
KuangChi Science Ltd.[a,c]	540,000	182,842
KWG Property Holding Ltd.	434,500	395,280
Lao Feng Xiang Co. Ltd. Class B	64,000	246,912
Launch Tech Co. Ltd.	92,000	107,911
Lee & Man Paper Manufacturing Ltd.	572,000	667,271
Lee’s Pharmaceutical Holdings Ltd.	95,000	75,258
Leyou Technologies Holdings Ltd.[a]	855,000	187,901
Li Ning Co. Ltd.[a]	554,000	410,557
Lifestyle China Group Ltd.[a]	266,500	99,429
Lifetech Scientific Corp.[a,c]	736,000	162,689
Livzon Pharmaceutical Group Inc. Class H	41,990	228,555
Logan Property Holdings Co. Ltd.	470,000	440,187
Lonking Holdings Ltd.	766,000	304,386
Luthai Textile Co. Ltd. Class B	137,100	153,629
Luye Pharma Group Ltd.[c]	433,500	219,341
MMG Ltd.[a,c]	760,000	370,947
Nan Hai Corp. Ltd.[c]	5,300,000	172,684
National Agricultural Holdings Ltd.[a,c,d]	354,000	48,397
NetDragon Websoft Holdings Ltd.[c]	58,500	215,270
Nexteer Automotive Group Ltd.	299,000	496,649
Noah Holdings Ltd. ADR[a]	10,036	293,954
North Mining Shares Co. Ltd.[a,c]	5,840,000	102,974
NQ Mobile Inc. ADR[a,c]	37,720	125,608
NVC Lighting Holding Ltd.	511,000	63,333
O-Net Technologies Group Ltd.[a,c]	105,000	62,653
Panda Green Energy Group Ltd.[a,c]	1,384,000	180,373
PAX Global Technology Ltd.[c]	326,000	180,360
Phoenix Satellite Television Holdings Ltd.	912,000	132,842
Poly Property Group Co. Ltd.[a]	674,000	353,085

CONSOLIDATED SCHEDULES OF INVESTMENTS	65

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Pou Sheng International Holdings Ltd.[c]	778,000	$144,139
Powerlong Real Estate Holdings Ltd.	241,000	121,940
Q Technology Group Co. Ltd.[c]	105,000	244,709
Qingdao Port International Co. Ltd.[b]	381,000	221,986
Renhe Commercial Holdings Co. Ltd.[a,c]	6,110,000	142,085
Ronshine China Holdings Ltd.[a]	101,000	108,660
Seaspan Corp.	18,506	132,133
Shandong Airlines Co. Ltd. Class B	64,200	109,509
Shandong Chenming Paper Holdings Ltd. Class B	252,300	368,145
Shang Gong Group Co. Ltd. Class Ba	152,500	155,092
Shanghai Baosight Software Co. Ltd. Class B	67,400	98,269
Shanghai Dasheng Agricultural Finance Technology Co. Ltd.[c]	1,344,000	118,490
Shanghai Haixin Group Co. Class B	151,400	103,558
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	414,000	117,962
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	78,300	107,193
Shanghai Jinjiang International Travel Co. Ltd. Class B	61,700	182,509
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	103,900	105,355
Shanghai Shibei Hi-Tech Co. Ltd. Class B	178,800	102,452
Shanghai Zhongyida Co. Ltd.[a]	144,900	64,480
Shenzhen Expressway Co. Ltd. Class H	272,000	265,520
Shenzhen International Holdings Ltd.	326,000	598,979
Shenzhen Investment Ltd.	1,004,000	457,970
Shougang Concord International Enterprises Co. Ltd.[a]	4,410,000	163,407
Shougang Fushan Resources Group Ltd.	916,000	207,159
Shui On Land Ltd.	1,392,500	325,598

Security	Shares	Value
Sino Oil And Gas Holdings Ltd.[a]	6,060,000	$123,888
Sinolink Worldwide Holdings Ltd.[a]	1,186,000	168,207
Sinopec Kantons Holdings Ltd.	358,000	221,850
Sinosoft Technology Group Ltd.[c]	356,800	109,414
Sinotrans Ltd. Class H	538,000	303,836
Sinotrans Shipping Ltd.	703,000	219,170
Sinotruk Hong Kong Ltd.	271,000	299,863
Skyworth Digital Holdings Ltd.	662,000	307,043
SMI Holdings Group Ltd.[c]	456,800	227,044
Sohu.com Inc.[a]	9,780	521,665
SSY Group Ltd.	667,970	308,959
Superb Summit International Group Ltd.[a,c,d]	238,250	1,827
Tarena International Inc. ADR	13,389	189,053
TCC International Holdings Ltd.	372,000	170,637
TCL Multimedia Technology Holdings Ltd.[a,c]	212,000	101,849
Technovator International Ltd.[a,c]	400,000	121,128
Texhong Textile Group Ltd.	113,000	128,500
Tian Ge Interactive Holdings Ltd.[b,c]	185,000	127,644
Tianjin Development Holdings Ltd.	324,000	174,286
Tianjin Port Development Holdings Ltd.[c]	1,486,000	244,931
Tianneng Power International Ltd.[c]	284,000	243,124
Tibet Water Resources Ltd.[a,c]	672,000	263,598
Tong Ren Tang Technologies Co. Ltd. Class H	208,000	292,342
Tongda Group Holdings Ltd.[c]	1,050,000	291,128
Towngas China Co. Ltd.	395,000	267,490
TPV Technology Ltd.	232,000	40,018
Tuniu Corp. ADR[a,c]	13,595	101,962
Universal Medical Financial & Technical Advisory Services Co. Ltd.[b,c]	126,000	105,289
Vinda International Holdings Ltd.	87,000	154,514
Viva China Holdings Ltd.[a]	1,112,000	96,616
Wasion Group Holdings Ltd.	184,000	78,523
Weiqiao Textile Co. Class Ha	137,000	72,820
West China Cement Ltd.[a]	1,014,000	146,404
Wisdom Sports Groupa,[c]	425,000	55,932
Xiamen International Port Co. Ltd. Class H	898,000	187,025

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Xingda International Holdings Ltd.	392,000	$150,260
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	570,000	80,113
Xinyi Solar Holdings Ltd.[c]	1,111,400	377,735
Xinyuan Real Estate Co. Ltd. ADR	21,878	109,828
XTEP International Holdings Ltd.	326,000	115,797
Yanchang Petroleum International Ltd.[a]	1,630,000	31,032
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.[b]	68,500	196,053
Yihai International Holding Ltd.	135,000	92,283
Yip’s Chemical Holdings Ltd.[c]	444,000	173,596
Yirendai Ltd. ADR[a]	3,679	147,160
Yuexiu Property Co. Ltd.	2,478,000	455,931
Yuexiu REIT	575,000	378,364
Yuexiu Transport Infrastructure Ltd.	370,000	283,654
Yuxing InfoTech Investment Holdings Ltd.[a,c]	642,000	65,624
Yuzhou Properties Co. Ltd.	347,000	223,014
Zhaojin Mining Industry Co. Ltd. Class Hc	398,500	346,236
Zhonglu Co. Ltd. Class B	33,500	46,498
Zhongsheng Group Holdings Ltd.	173,000	375,777
Zhou Hei Ya International Holdings Co. Ltd.[b]	155,000	140,415

		52,744,296
COLOMBIA — 0.30%
Almacenes Exito SA	54,371	283,598
Cemex Latam Holdings SAa	64,827	246,558
Corp. Financiera Colombiana SA	23,857	233,159

		763,315
CZECH REPUBLIC — 0.15%
Central European Media Enterprises Ltd. AS Class Aa	21,959	91,910
Philip Morris CR AS	410	290,321

		382,231
EGYPT — 0.36%
Alexandria Mineral Oils Co.	116,658	69,096
Ezz Steel[a]	67,628	64,296
Heliopolis Housing	41,543	58,245
Juhayna Food Industries[a]	128,363	52,334
Medinet Nasr Housing	187,232	103,476

Security	Shares	Value
Orascom Telecom Media And Technology Holding SAE	1,441,060	$53,856
Oriental Weavers	68,236	70,632
Palm Hills Developments SAE[a]	445,760	72,695
Pioneers Holding For Financial Investments SAE[a]	129,488	57,265
Sidi Kerir Petrochemicals Co.	56,459	59,560
Six of October Development & Investment[a]	80,256	62,260
Talaat Moustafa Group	250,376	108,742
Telecom Egypt Co.	91,293	66,014

		898,471
GREECE — 0.74%
Aegean Airlines SA	13,428	126,918
Grivalia Properties REIC AE	19,455	208,170
Hellenic Exchanges-Athens Stock Exchange SA	27,523	167,210
Hellenic Petroleum SA	23,381	211,818
Motor Oil Hellas Corinth Refineries SA	23,881	536,611
Mytilineos Holdings SAa	51,343	524,348
Public Power Corp. SAa	40,598	108,601

		1,883,676
HUNGARY — 0.12%
Magyar Telekom Telecommunications PLC	156,936	297,983

		297,983
INDIA — 13.55%
Adani Enterprises Ltd.	94,247	195,420
Adani Power Ltd.[a]	227,514	118,693
Adani Transmissions Ltd.[a]	74,409	147,884
Aditya Birla Fashion and Retail Ltd.[a]	77,794	208,035
Aegis Logistics Ltd.	20,425	60,595
AIA Engineering Ltd.	16,061	329,404
Ajanta Pharma Ltd.	10,779	201,319
Alembic Pharmaceuticals Ltd.	28,331	230,145
Allcargo Logistics Ltd.	17,860	46,811
Amara Raja Batteries Ltd.	15,881	193,338
Andhra Bank	136,865	112,080
Apollo Tyres Ltd.	100,126	396,894
Arvind Ltd.	52,770	306,006
Avanti Feeds Ltd.	3,434	99,242
Balkrishna Industries Ltd.	15,195	372,731
Balrampur Chini Mills Ltd.	32,320	86,834

CONSOLIDATED SCHEDULES OF INVESTMENTS	67

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Bayer CropScience Ltd./India	5,103	$319,114
Bharat Financial Inclusion Ltd.[a]	10,427	143,431
Biocon Ltd.	55,461	292,374
Birla Corp. Ltd.	4,958	75,231
Blue Dart Express Ltd.	3,188	212,194
Can Fin Homes Ltd.	1,789	80,193
Canara Bank Ltd.	45,291	240,709
Care Ratings Ltd.	10,825	251,049
Ceat Ltd.	8,651	230,829
Century Plyboards India Ltd.	10,909	43,106
Century Textiles & Industries Ltd.	5,392	104,578
Cera Sanitaryware Ltd.	1,496	67,379
CESC Ltd.	30,020	476,976
CG Power and Industrial Solutions Ltd.[a]	161,933	203,536
Chennai Petroleum Corp. Ltd.	8,301	58,219
Coromandel International Ltd.	15,520	107,503
Cox & Kings Ltd.	43,129	177,775
CRISIL Ltd.	8,708	257,734
Crompton Greaves Consumer Electricals Ltd.	136,055	466,420
Dalmia Bharat Ltd.[a]	8,277	351,291
DCB Bank Ltd.	79,037	227,123
Dewan Housing Finance Corp. Ltd.	52,354	413,746
Dilip Buildcon Ltd.[a,b]	8,241	77,871
Dish TV India Ltd.[a]	149,999	186,542
Divi’s Laboratories Ltd.[a]	23,114	251,799
Dr Lal PathLabs Ltd.[b]	4,377	55,508
eClerx Services Ltd.	14,308	282,920
Edelweiss Financial Services Ltd.	119,550	462,388
EID Parry India Ltd.	37,382	189,318
Endurance Technologies Ltd.[b]	6,477	101,046
Engineers India Ltd.	29,105	70,798
Escorts Ltd.	15,154	153,445
Eveready Industries India Ltd.[a]	17,816	84,654
Exide Industries Ltd.	106,192	327,000
Federal Bank Ltd.	510,122	864,617
Finolex Cables Ltd.	38,961	327,802
Force Motors Ltd.[a]	589	35,439
Future Retail Ltd.[a]	32,937	275,728
Gateway Distriparks Ltd.	53,141	183,880
Gayatri Projects Ltd.	77,979	215,178
GE T&D India Ltd.	36,648	234,244
Gillette India Ltd.	3,921	331,057

Security	Shares	Value
GMR Infrastructure Ltd.[a]	835,981	$224,929
Godfrey Phillips India Ltd.	3,007	48,106
Godrej Industries Ltd.	13,485	129,173
Great Eastern Shipping Co. Ltd. (The)	49,483	308,658
GRUH Finance Ltd.	21,545	175,744
Gujarat Fluorochemicals Ltd.[a]	15,916	178,203
Gujarat Gas Ltd.	21,228	258,683
Gujarat Mineral Development Corp. Ltd.	62,061	137,760
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	15,734	74,023
Gujarat Pipavav Port Ltd.	81,422	162,841
Gujarat State Petronet Ltd.	81,137	242,423
Hexaware Technologies Ltd.	53,112	226,983
Hindustan Construction Co. Ltd.[a]	148,750	80,743
Housing Development & Infrastructure Ltd.[a]	125,038	121,466
IIFL Holdings Ltd.	42,162	409,443
India Cements Ltd. (The)	70,815	197,181
Indiabulls Real Estate Ltd.[a]	48,969	179,173
Indiabulls Ventures Ltd.	36,051	123,871
Indian Hotels Co. Ltd. (The)	163,015	303,073
Info Edge India Ltd.	26,434	397,898
Inox Leisure Ltd.[a]	16,177	62,581
Ipca Laboratories Ltd.	24,089	157,287
IRB Infrastructure Developers Ltd.	73,135	244,942
Jain Irrigation Systems Ltd.	147,040	226,680
Jaiprakash Associates Ltd.[a]	426,437	159,431
Jammu & Kashmir Bank Ltd. (The)	95,624	118,546
Jindal Steel & Power Ltd.[a]	108,682	233,086
JK Cement Ltd.	4,016	63,143
JM Financial Ltd.	46,256	97,105
Jubilant Foodworks Ltd.	14,302	311,987
Jubilant Life Sciences Ltd.	25,813	283,705
Just Dial Ltd.[a]	11,462	70,160
Kajaria Ceramics Ltd.	29,221	320,819
Kansai Nerolac Paints Ltd.	63,172	502,599
Karnataka Bank Ltd. (The)	36,794	87,199
Karur Vysya Bank Ltd. (The)	72,294	160,927
Kaveri Seed Co. Ltd.	7,042	61,281
KPIT Technologies Ltd.	97,425	177,625
KRBL Ltd.[a]	28,314	208,569
Kushal Tradelink Ltd.	17,608	33,425

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
L&T Finance Holdings Ltd.	156,387	$490,007
Laurus Labs Ltd.[b]	9,524	78,567
Mahanagar Gas Ltd.	13,096	213,844
Manappuram Finance Ltd.	151,708	235,656
Marksans Pharma Ltd.	138,395	86,380
Max Financial Services Ltd.	40,462	380,750
Max India Ltd.[a]	67,371	147,281
MindTree Ltd.	40,974	295,481
MOIL Ltd.	10,060	56,842
Motilal Oswal Financial Services Ltd.	9,102	174,241
Mphasis Ltd.	33,298	317,269
Muthoot Finance Ltd.	36,880	274,756
Natco Pharma Ltd.	23,421	263,424
National Aluminium Co. Ltd.	117,998	133,362
NCC Ltd./India	176,599	233,159
NIIT Technologies Ltd.	11,220	87,503
Oberoi Realty Ltd.[a]	42,835	255,296
Page Industries Ltd.	2,269	629,960
PC Jeweller Ltd.	45,380	252,434
Persistent Systems Ltd.	25,375	247,057
PI Industries Ltd.	24,363	275,048
Prestige Estates Projects Ltd.[a]	28,739	123,136
PTC India Ltd.	167,075	312,582
PVR Ltd.	12,296	254,176
Rajesh Exports Ltd.	32,381	376,863
Ramco Cements Ltd. (The)	11,543	124,736
Raymond Ltd.	7,049	85,695
RBL Bank Ltd.[b]	36,752	313,097
Redington India Ltd.	148,253	343,694
Reliance Capital Ltd.	35,356	445,391
Reliance Communications Ltd.[a]	374,950	136,663
Reliance Infrastructure Ltd.	44,249	352,497
Repco Home Finance Ltd.	7,184	73,013
Sadbhav Engineering Ltd.	43,772	198,297
Shilpa Medicare Ltd.	6,875	64,614
Somany Ceramics Ltd.	5,541	68,952
SpiceJet Ltd.[a]	40,810	83,534
SRF Ltd.	2,611	62,624
Sterlite Technologies Ltd.	24,254	83,773
Strides Shasun Ltd.	17,931	253,904
Sun Pharma Advanced Research Co. Ltd.[a]	33,685	203,608
Sundaram Finance Ltd.	13,788	345,281
Sundram Fasteners Ltd.	26,979	171,261

Security	Shares	Value
Supreme Industries Ltd.	19,057	$358,193
Suzlon Energy Ltd.[a]	867,694	221,246
Symphony Ltd.	9,981	197,251
Syndicate Bank[a]	90,829	91,715
Syngene International Ltd.[b]	8,139	56,746
Tata Communications Ltd.	16,440	167,650
Tata Global Beverages Ltd.	139,566	432,280
Thermax Ltd.	17,616	245,007
Torrent Power Ltd.	56,566	185,954
TTK Prestige Ltd.	680	66,609
Tube Investments of India Ltd.	36,903	457,894
TVS Motor Co. Ltd.	52,272	493,641
V-Guard Industries Ltd.	24,385	71,008
VA Tech Wabag Ltd.	7,349	70,626
Vakrangee Ltd.	48,465	388,167
Voltas Ltd.	46,030	377,845
VRL Logistics Ltd.	8,105	43,101
WABCO India Ltd.	3,527	302,866
Welspun India Ltd.	98,156	119,075
Whirlpool of India Ltd.[a]	5,280	97,636
Wockhardt Ltd.	12,776	120,003

		34,348,867
INDONESIA — 2.29%
Ace Hardware Indonesia Tbk PT	3,223,000	263,309
Alam Sutera Realty Tbk PT	5,573,900	149,562
Aneka Tambang Persero Tbk PTa	3,630,600	201,367
Bank Bukopin Tbk	2,879,800	128,428
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	848,000	162,710
Bank Tabungan Negara Persero Tbk PT	1,606,123	362,347
Bumi Resources Tbk PTa	8,460,500	144,581
Ciputra Development Tbk PT	4,834,863	423,984
Eagle High Plantations Tbk PTa	2,456,300	39,398
Global Mediacom Tbk PT	1,881,600	68,822
Hanson International Tbk PTa	24,796,400	250,900
Harum Energy Tbk PTa	201,000	34,951
Indo Tambangraya Megah Tbk PT	147,500	215,026
Indofarma Persero Tbk PTa	156,700	29,715
Japfa Comfeed Indonesia Tbk PT	1,819,000	163,604
Kawasan Industri Jababeka Tbk PT	12,440,698	289,058
Krakatau Steel Persero Tbk PTa	957,100	39,813
Kresna Graha Investama PT Tbk[a]	5,929,100	198,200

CONSOLIDATED SCHEDULES OF INVESTMENTS	69

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Link Net Tbk PT	482,000	$179,910
Medco Energi Internasional Tbk PTa	433,800	107,296
Mitra Adiperkasa Tbk PT	377,200	197,901
Panin Financial Tbk PTa	5,194,600	96,557
Pelat Timah Nusantara Tbk PTa	157,000	40,480
Pembangunan Perumahan Persero Tbk PT	1,298,725	273,529
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,387,500	142,993
PP Properti Tbk PT	8,341,369	127,540
PT Delta Dunia Makmur Tbk[a]	1,372,000	98,720
PT Tunas Baru Lampung Tbk	881,100	92,455
Ramayana Lestari Sentosa Tbk PT	1,512,800	114,520
Sawit Sumbermas Sarana Tbk PT	514,300	57,821
Semen Baturaja Persero TBK PT	897,200	203,084
Siloam International Hospitals Tbk PTa	66,500	54,702
Sri Rejeki Isman Tbk PT	2,923,500	81,074
Sugih Energy Tbk PTa	5,450,300	20,425
Surya Semesta Internusa Tbk PT	2,099,550	104,647
Tambang Batubara Bukit Asam Persero Tbk PT	279,000	258,779
Tiga Pilar Sejahtera Food Tbk[a]	937,800	72,749
Timah Persero Tbk PT	1,248,196	89,344
Visi Media Asia Tbk PTa	2,483,300	52,860
Wijaya Karya Persero Tbk PT	1,155,048	171,846

		5,805,007
MALAYSIA — 3.14%
AirAsia X Bhd[a,c]	496,400	43,008
Bumi Armada Bhd[a,c]	969,300	166,827
Bursa Malaysia Bhd	176,200	419,200
Cahya Mata Sarawak Bhd[c]	307,200	292,058
Carlsberg Brewery Malaysia Bhd	86,500	300,183
DRB-Hicom Bhd[c]	220,500	81,581
Eastern & Oriental Bhd	444,281	153,972
Globetronics Technology BHD	71,500	107,489
IGB REIT	939,700	378,476
Inari Amertron Bhd	636,900	378,814
Iskandar Waterfront City Bhd[a]	92,400	27,695
Karex Bhd[c]	283,300	93,538
Kossan Rubber Industries	123,300	207,882
KPJ Healthcare Bhd	324,750	316,347
Magnum Bhd	428,700	190,734

Security	Shares	Value
Mah Sing Group Bhd	497,057	$172,262
Malaysia Building Society Bhd	568,000	171,577
Malaysian Pacific Industries Bhd	65,400	215,626
Malaysian Resources Corp. Bhd[c]	478,100	134,345
Media Prima Bhd	578,100	94,759
My EG Services Bhd[c]	771,500	382,995
OSK Holdings Bhd	504,987	189,200
Padini Holdings Bhd	87,200	84,739
POS Malaysia Bhd[c]	141,800	182,625
QL Resources Bhd	298,100	336,458
Scientex BHD	38,200	77,286
Sunway Bhd	411,272	417,965
Sunway Construction Group Bhd	507,720	273,447
Sunway REIT[c]	675,900	270,645
Supermax Corp. Bhd	268,700	111,998
TIME dotCom Bhd	157,000	363,962
Top Glove Corp. Bhd[c]	264,900	347,989
Tune Protect Group Bhd	243,500	59,870
Unisem M Bhd	297,300	285,430
VS Industry Bhd[c]	463,100	257,007
WCT Holdings Bhd[a]	492,715	201,909
Yinson Holdings BHD	190,700	162,545

		7,952,443
MEXICO — 2.95%
Alsea SAB de CV	183,059	668,134
Axtel SAB de CV CPO[a,c]	331,400	77,352
Banregio Grupo Financiero SAB de CV	78,300	506,719
Bolsa Mexicana de Valores SAB de CV	145,000	251,474
Concentradora Fibra Hotelera Mexicana SA de CV	237,700	195,119
Consorcio ARA SAB de CV	381,400	130,324
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,c	215,500	271,933
Corp Inmobiliaria Vesta SAB de CV	190,500	280,896
Credito Real SAB de CV SOFOM ER	71,500	133,831
Genomma Lab Internacional SAB de CV Series Ba,c	287,900	370,077
Grupo Aeromexico SAB de CVa	132,200	267,994
Grupo Aeroportuario del Centro Norte SAB de CV	88,100	534,549

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Grupo Comercial Chedraui SA de CV	113,100	$243,045
Grupo Financiero Interacciones SA de CV Series O	39,400	236,120
Grupo Herdez SAB de CV	96,000	235,815
Industrias Bachoco SAB de CV Series B	62,400	332,224
Industrias CH SAB de CV Series Ba,c	60,900	292,254
La Comer SAB de CVa,c	145,600	145,332
Macquarie Mexico Real Estate Management SA de CV	302,100	406,806
Minera Frisco SAB de CV Series A1[a,c]	213,000	147,356
PLA Administradora Industrial S. de RL de CVc	262,600	447,913
Prologis Property Mexico SA de CV	142,200	290,420
Qualitas Controladora SAB de CV	130,100	227,384
Rassini SAB de CV	18,100	83,997
Telesites SAB de CVa,c	505,500	403,600
TV Azteca SAB de CV CPO[c]	505,700	97,039
Unifin Financiera SAB de CV SOFOM ENR	59,800	206,416
Urbi Desarrollos Urbanos SAB de CVa	1	—

		7,484,123
PAKISTAN — 0.89%
Bank Alfalah Ltd.[a]	238,000	90,879
DG Khan Cement Co. Ltd.	77,373	114,353
Engro Fertilizers Ltd.	171,500	94,374
Fauji Cement Co. Ltd.	256,500	83,655
Fauji Fertilizer Co. Ltd.	168,500	113,497
Ferozsons Laboratories Ltd.	14,800	42,771
Honda Atlas Cars Pakistan Ltd.	7,600	39,748
Hub Power Co. Ltd. (The)	210,600	226,395
Indus Motor Co. Ltd.	4,940	81,920
International Steels Ltd.	65,500	76,757
Kot Addu Power Co. Ltd.	159,000	110,106
Maple Leaf Cement Factory Ltd.	79,500	69,540
Millat Tractors Ltd.	8,750	96,860
National Bank of Pakistan	134,500	70,996
National Refinery Ltd.	10,600	65,051
Nishat Mills Ltd.	40,464	54,953
Packages Ltd.	8,650	50,565

Security	Shares	Value
Pak Elektron Ltd.	98,500	$68,744
PAK Suzuki Motor Co. Ltd.	5,800	24,742
Pakistan Oilfields Ltd.	36,800	168,045
Pakistan State Oil Co. Ltd.	51,091	203,903
Searle Co. Ltd. (The)	25,000	93,277
Shell Pakistan Ltd.	6,400	25,168
SUI Northern Gas Pipeline[a]	68,500	95,386
Thal Ltd.	17,700	98,252

		2,259,937
PERU — 0.09%
Grana y Montero SAA SP ADR[a]	63,807	232,257

		232,257
PHILIPPINES — 1.01%
Bloomberry Resorts Corp.[a]	1,342,600	294,391
Cebu Air Inc.	95,830	202,822
Cosco Capital Inc.	1,371,200	210,088
D&L Industries Inc.	1,072,400	216,702
DoubleDragon Properties Corp.[a]	238,110	202,884
Filinvest Land Inc.	6,143,000	229,297
First Gen Corp.	550,500	180,954
First Philippine Holdings Corp.	141,320	185,039
Manila Water Co. Inc.	568,500	343,855
Melco Resorts And Entertainment (Philippines) Corp.[a]	482,500	83,827
Petron Corp.	528,100	101,141
Premium Leisure Corp.	2,343,000	74,177
Vista Land & Lifescapes Inc.	2,102,900	244,523

		2,569,700
POLAND — 1.29%
Asseco Poland SA	24,802	314,415
Boryszew SAa	27,647	80,077
Budimex SA	4,682	297,620
CD Projekt SA	23,209	541,678
Ciech SAa	9,601	168,543
Enea SA	81,095	346,085
Energa SAa	49,744	189,877
Globe Trade Centre SA	81,895	226,888
KRUK SA	5,885	561,507
Netia SA	130,213	142,114
PKP Cargo SAa	11,721	209,367
Warsaw Stock Exchange	14,628	192,889

		3,271,060
QATAR — 0.51%
Gulf International Services QSC	8,804	44,464
Gulf Warehousing Co.	8,485	111,386

CONSOLIDATED SCHEDULES OF INVESTMENTS	71

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Medicare Group	3,317	$62,892
Qatar First Bank[a]	93,324	175,563
Qatar National Cement Co. QSC	13,962	256,905
Salam International Investment Ltd. QSC	43,693	100,795
United Development Co. QSC	65,314	272,108
Vodafone Qatar QSC[a]	119,168	271,636

		1,295,749
RUSSIA — 0.64%
Aeroflot PJSC	186,056	623,123
Detsky Mir PJSC[b]	23,980	40,094
DIXY Group OJSC[a]	51,640	266,759
LSR Group PJSC GDR[e]	99,265	282,905
M Video OJSC[a]	8,000	56,203
Mechel PJSC[a]	30,901	175,518
TMK PJSC GDR[e]	38,871	178,807

		1,623,409
SOUTH AFRICA — 5.16%
Adcock Ingram Holdings Ltd.	34,911	169,217
Advtech Ltd.	186,837	261,622
Aeci Ltd.	41,137	338,654
African Rainbow Minerals Ltd.	39,500	333,991
Alexander Forbes Group Holdings Ltd.	309,937	160,721
ArcelorMittal South Africa Ltd.[a]	86,086	32,984
Arrowhead Properties Ltd. Class A	373,636	244,922
Ascendis Health Ltd.	75,688	125,200
Assore Ltd.	13,594	290,403
Astral Foods Ltd.	17,055	203,387
Attacq Ltd.[a]	140,636	195,846
AVI Ltd.	108,859	827,404
Barloworld Ltd.	72,905	720,777
Blue Label Telecoms Ltd.	177,106	251,948
Cashbuild Ltd.	8,050	230,082
City Lodge Hotels Ltd.	20,692	225,268
Clicks Group Ltd.	81,408	931,988
Clover Industries Ltd.	161,424	198,093
Curro Holdings Ltd.[a,c]	55,081	164,851
DataTec Ltd.	66,094	287,666
Delta Property Fund Ltd.	181,804	104,907
Dis-Chem Pharmacies Ltd.[b]	60,520	137,360
Emira Property Fund Ltd.	201,700	215,240
EOH Holdings Ltd.	39,670	340,312
Famous Brands Ltd.	25,467	231,598

Security	Shares	Value
Grindrod Ltd.[a]	168,375	$175,014
Harmony Gold Mining Co. Ltd.	140,767	279,855
Hosken Consolidated Investments Ltd.	22,625	231,516
Hudaco Industries Ltd.	9,770	97,719
Invicta Holdings Ltd.	17,271	65,908
JSE Ltd.	28,315	293,596
KAP Industrial Holdings Ltd.	577,705	375,580
Lewis Group Ltd.	43,613	107,376
Metair Investments Ltd.	57,791	87,148
Mpact Ltd.	81,134	168,541
Murray & Roberts Holdings Ltd.	153,001	179,516
Nampak Ltd.[a]	208,219	302,456
Northam Platinum Ltd.[a]	113,874	430,965
Oceana Group Ltd.	10,233	73,755
Omnia Holdings Ltd.	21,485	233,901
PPC Ltd.[a]	553,460	241,866
Raubex Group Ltd.	77,044	134,853
Reunert Ltd.	59,764	319,569
SA Corporate Real Estate Ltd.	668,753	278,358
Sun International Ltd./ South Africa	41,181	183,766
Super Group Ltd./South Africa[a]	107,075	340,317
Tongaat Hulett Ltd.	33,205	303,041
Trencor Ltd.	64,609	196,101
Vukile Property Fund Ltd.	222,502	320,978
Wilson Bayly Holmes-Ovcon Ltd.	20,513	218,979
Zeder Investments Ltd.	446,407	218,095

		13,083,210
SOUTH KOREA — 15.58%
Advanced Process Systems Corp.[a]	3,951	154,172
Ahnlab Inc.	2,089	95,965
AK Holdings Inc.	1,652	102,847
ALUKO Co. Ltd.	18,405	66,105
Amicogen Inc.[a]	3,437	92,661
Aprogen pharmaceuticals Inc.[a,c]	33,980	118,580
APS Holdings Corp.[a]	1	9
Asiana Airlines Inc.[a]	41,711	165,904
ATGen Co. Ltd.[a,c]	3,467	89,165
Binex Co. Ltd.[a]	11,119	94,368
Binggrae Co. Ltd.	3,708	199,277
Bukwang Pharmaceutical Co. Ltd.	10,436	197,595
Caregen Co. Ltd.	1,470	88,909
Cell Biotech Co. Ltd.	3,531	119,934

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Celltrion Pharm Inc.[a,c]	6,647	$111,707
Chabiotech Co. Ltd.[a]	18,088	201,316
Chong Kun Dang Pharmaceutical Corp.[c]	2,026	186,861
CJ CGV Co. Ltd.[c]	4,915	285,067
CJ Freshway Corp.	3,732	141,324
CJ O Shopping Co. Ltd.	1,419	269,303
CLIO Cosmetics Co. Ltd.	1,847	55,528
CMG Pharmaceutical Co. Ltd.[a,c]	32,397	104,293
Com2uSCorp.	3,394	328,083
Cosmax Inc.	2,636	275,850
CrystalGenomics Inc.[a]	8,371	100,220
Dae Hwa Pharmaceutical Co. Ltd.[c]	5,034	93,975
Daesang Corp.	9,348	199,793
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[a,d]	21,862	65,144
Daewoong Pharmaceutical Co. Ltd.	1,889	169,199
Daishin Securities Co. Ltd.	18,528	231,682
Daou Technology Inc.	9,331	163,019
Dawonsys Co. Ltd.	9,863	99,715
DIO Corp.[a]	4,220	127,992
Dong-A Socio Holdings Co. Ltd.	1,102	123,628
Dong-A ST Co. Ltd.	1,863	137,957
Dongbu HiTek Co. Ltd.[a]	13,125	185,654
Dongjin Semichem Co. Ltd.[c]	10,157	168,893
Dongkuk Steel Mill Co. Ltd.	20,598	231,079
Dongwon Development Co. Ltd.	41,929	197,077
Dongwon F&B Co. Ltd.	558	101,198
Doosan Infracore Co. Ltd.[a]	43,830	325,343
DoubleUGames Co. Ltd.	3,943	186,730
Douzone Bizon Co. Ltd.	8,553	250,689
Duk San Neolux Co. Ltd.[a]	3,001	66,535
Easy Bio Inc.	25,892	153,157
Emerson Pacific Inc.[a,c]	3,420	88,108
EO Technics Co. Ltd.	3,030	194,010
Fila Korea Ltd.[c]	3,885	243,932
Finetex EnE Inc.[a,c]	20,092	81,430
Foosung Co. Ltd.[a]	20,618	204,790
G-SMATT GLOBAL Co. Ltd.[a,c]	6,347	74,863
G-treeBNT Co. Ltd.[a,c]	7,811	189,110
Gamevil Inc.[a,c]	2,473	118,430
GemVax & Kael Co. Ltd.[a,c]	10,837	102,354
Genexine Co. Ltd.[a]	3,427	140,867

Security	Shares	Value
Grand Korea Leisure Co. Ltd.	12,132	$248,536
Green Cross Cell Corp.	5,010	146,399
Green Cross Corp./South Korea	1,986	319,669
Green Cross Holdings Corp.	8,768	262,433
GS Home Shopping Inc.	1,480	289,411
Halla Holdings Corp.[c]	3,287	186,271
Hana Tour Service Inc.	3,514	265,202
Hanall Biopharma Co. Ltd.[a,c]	9,542	107,470
Handsome Co. Ltd.	7,456	217,544
Hanil Cement Co. Ltd.	993	113,161
Hanjin Heavy Industries & Construction Co. Ltd.[a]	28,472	118,675
Hanjin Kal Corp.[a]	15,297	311,339
Hanjin Transportation Co. Ltd.[c]	3,836	103,929
Hankook Tire Worldwide Co. Ltd.	11,188	211,338
Hansae Co. Ltd.	6,485	144,354
Hansol Chemical Co. Ltd.	3,451	236,269
Hansol Holdings Co. Ltd.[a]	38,387	214,472
Hansol Technics Co. Ltd.[a]	8,012	114,396
Hanwha Investment & Securities Co. Ltd.[a]	44,091	121,802
Hite Jinro Co. Ltd.	9,790	226,604
HLB Inc.[a,c]	10,600	126,907
Homecast Co. Ltd.[a,c]	10,009	98,972
HS Industries Co. Ltd.[c]	13,734	117,657
Huchems Fine Chemical Corp.	9,439	200,482
Hugel Inc.[a]	819	421,266
Humedix Co. Ltd.[c]	4,223	120,031
Huons Co. Ltd.[a]	2,493	148,793
Huons Global Co. Ltd.	3,282	133,160
Hyundai Construction Equipment Co. Ltd.[a]	662	196,968
Hyundai Corp.	7,283	145,001
Hyundai Electric & Energy System Co. Ltd.[a]	680	163,728
Hyundai Elevator Co. Ltd.	5,053	233,022
Hyundai Greenfood Co. Ltd.	18,868	289,479
Hyundai Home Shopping Network Corp.	2,605	317,655
Hyundai Livart Furniture Co. Ltd.	5,035	105,156
Hyundai Mipo Dockyard Co. Ltd.[a]	3,868	346,460
Hyundai Rotem Co. Ltd.[a]	9,413	154,435
Iljin Materials Co. Ltd.[c]	7,298	264,387
Ilyang Pharmaceutical Co. Ltd.	5,635	180,904
InBody Co. Ltd.	5,486	153,254

CONSOLIDATED SCHEDULES OF INVESTMENTS	73

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Innocean Worldwide Inc.	3,684	$234,252
Interflex Co. Ltd.[a]	3,120	137,794
Interojo Co. Ltd.	5,370	160,967
Interpark Holdings Corp.	33,208	142,833
iNtRON Biotechnology Inc.[a,c]	4,045	112,102
IS Dongseo Co. Ltd.	5,260	166,532
Jayjun Cosmetic Co. Ltd.[a,c]	15,670	93,803
Jeil Pharma Holdings Inc.	743	26,390
Jeil Pharmaceutical Co. Ltd.[a]	1,798	79,169
Jenax Inc.[a,c]	5,457	137,199
Jusung Engineering Co. Ltd.[a]	16,387	236,882
JW Holdings Corp.	11,422	94,609
JW Pharmaceutical Corp.	4,200	170,034
JW Shinyak Corp.	15,608	102,568
KC Tech Co. Ltd.[c]	9,719	224,099
KEPCO Engineering & Construction Co. Inc.[c]	5,812	93,293
KIWOOM Securities Co. Ltd.	3,965	283,767
Koh Young Technology Inc.	5,551	300,294
Kolmar BNH Co. Ltd.[c]	5,364	129,391
Kolon Corp.	2,760	162,526
Kolon Industries Inc.[c]	5,734	363,587
Kolon Life Science Inc.	1,789	207,839
Komipharm International Co. Ltd.[a]	12,171	397,749
Korea Asset In Trust Co. Ltd.	13,799	113,564
Korea Electric Terminal Co. Ltd.	2,963	188,669
Korea Kolmar Co. Ltd.[c]	4,827	290,664
Korea Kolmar Holdings Co. Ltd.	3,179	85,424
Korea Line Corp.[a]	4,018	126,320
Korea PetroChemical Ind. Co. Ltd.	1,127	267,358
Korea REIT Co. Ltd.	61,694	185,749
Korean Reinsurance Co.	39,943	441,017
KT Skylife Co. Ltd.	14,008	200,008
Kumho Tire Co. Inc.[a,c]	43,230	257,632
Kyung Dong Navien Co. Ltd.	2,756	86,644
L&F Co. Ltd.[c]	4,874	156,905
Leaders Cosmetics Co. Ltd.[a]	5,799	73,285
LEENO Industrial Inc.	5,933	265,186
LF Corp.	11,908	307,310
LG Hausys Ltd.	2,637	231,989
LG International Corp.	10,868	278,061
Lock&Lock Co. Ltd.	11,697	162,862
Loen Entertainment Inc.	2,873	204,596
LOTTE Fine Chemical Co. Ltd.	6,816	263,247

Security	Shares	Value
Lotte Food Co. Ltd.	342	$187,439
LOTTE Himart Co. Ltd.	3,471	210,550
LS Corp.	6,022	451,276
LS Industrial Systems Co. Ltd.	6,377	329,143
Lutronic Corp.[c]	10,965	102,590
Macrogen Inc.[a]	8,327	188,310
Mando Corp.	2,314	491,489
Medipost Co. Ltd.[a]	3,495	281,745
Meritz Financial Group Inc.	23,700	352,053
Meritz Fire & Marine Insurance Co. Ltd.	25,444	570,888
Meritz Securities Co. Ltd.	122,147	522,667
Modetour Network Inc.	4,911	118,463
Muhak Co. Ltd.	7,428	131,749
Namhae Chemical Corp.	25,277	212,286
Namyang Dairy Products Co. Ltd.	275	165,107
Naturalendo Tech Co. Ltd.[a,c]	7,630	217,884
Nexen Tire Corp.	15,015	175,770
NHN Entertainment Corp.[a]	3,559	202,316
NHN KCP Corp.[a]	8,221	124,307
NICE Holdings Co. Ltd.	9,490	135,920
NICE Information Service Co. Ltd.	16,821	120,683
NongShim Co. Ltd.	1,100	324,361
NS Shopping Co. Ltd.[c]	13,047	189,758
NUTRIBIOTECH Co. Ltd.[a,c]	4,871	87,260
Osstem Implant Co. Ltd.[a]	4,402	279,517
Paradise Co. Ltd.[c]	16,456	213,070
Partron Co. Ltd.[c]	17,874	142,504
Peptron Inc.[a]	2,856	108,531
Poongsan Corp.	8,488	429,067
POSCO Chemtech Co. Ltd.	11,030	322,801
POSCO ICT Co. Ltd.	26,728	156,917
S&T Dynamics Co. Ltd.[a]	19,234	154,029
S&T Motiv Co. Ltd.	4,383	203,291
Samsung Engineering Co. Ltd.[a,c]	41,997	398,517
Samyang Corp.	1,400	122,295
Samyang Foods Co. Ltd.	2,343	109,711
Samyang Holdings Corp.	1,470	139,491
Seah Besteel Corp.	5,875	184,701
Seegene Inc.[a]	6,143	171,607
Seoul Semiconductor Co. Ltd.	15,290	311,197
SFA Engineering Corp.	7,350	246,716
SillaJen Inc.[a,c]	17,638	390,270
SK Chemicals Co. Ltd.	5,666	343,698
SK Gas Ltd.	1,237	122,866

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
SK Materials Co. Ltd.	2,043	$330,837
SK Securities Co. Ltd.[a,c]	164,898	184,260
SKC Co. Ltd.	9,196	300,933
SM Entertainment Co.[a,c]	8,600	224,991
Songwon Industrial Co. Ltd.	4,737	87,590
Soulbrain Co. Ltd.	3,588	205,238
SPC Samlip Co. Ltd.	894	125,664
Ssangyong Cement Industrial Co. Ltd.	10,815	128,042
Sung Kwang Bend Co. Ltd.	9,932	86,848
Sungwoo Hitech Co. Ltd.	25,672	147,530
Taekwang Industrial Co. Ltd.	192	207,222
Taewoong Co. Ltd.[a]	3,767	66,313
TES Co. Ltd./Korea	4,893	131,915
Tongyang Inc.	81,958	154,089
Tongyang Life Insurance Co. Ltd.	21,154	172,031
Toptec Co. Ltd.	7,816	194,430
Vieworks Co. Ltd.	3,020	128,556
ViroMed Co. Ltd.[a]	4,609	508,887
Webzen Inc.[a]	7,351	121,256
WeMade Entertainment Co. Ltd.	3,046	88,873
WONIK IPS Co. Ltd.[a]	8,327	224,495
Woongjin Thinkbig Co. Ltd.[a]	17,352	114,644
Youngone Corp.	8,249	247,265
Yuanta Securities Korea Co. Ltd.[a]	34,808	112,981
Yungjin Pharmaceutical Co. Ltd.[a]	30,060	278,580

		39,500,836
TAIWAN — 17.94%
A-DATA Technology Co. Ltd.	80,000	199,079
AcBel Polytech Inc.	144,000	114,755
Accton Technology Corp.	158,000	413,599
Advanced Ceramic X Corp.	14,000	199,476
Advanced Wireless Semiconductor Co.	69,000	131,008
Airtac International Group	40,586	564,161
Ambassador Hotel (The)	324,000	251,221
AmTRAN Technology Co. Ltd.	338,312	188,331
Asia Optical Co. Inc.	93,000	366,712
Asia Polymer Corp.	501,869	309,313
ASPEED Technology Inc.	9,000	199,211
Basso Industry Corp.	47,000	140,008
BES Engineering Corp.	908,000	194,062
Bizlink Holding Inc.	37,982	331,001
Casetek Holdings Ltd.	35,000	115,975

Security	Shares	Value
Cathay Real Estate Development Co. Ltd.	298,300	$163,586
Charoen Pokphand Enterprise	45,000	97,816
Chaun-Choung Technology Corp.	26,000	91,322
Cheng Loong Corp.	408,000	244,700
Cheng Uei Precision Industry Co. Ltd.	177,000	241,638
Chin-Poon Industrial Co. Ltd.	119,000	214,901
China Bills Finance Corp.	649,000	321,500
China Man-Made Fiber Corp.	651,700	187,872
China Petrochemical Development Corp.[a]	725,000	330,321
China Steel Chemical Corp.	71,000	271,729
China Synthetic Rubber Corp.	289,233	350,292
Chipbond Technology Corp.	211,000	353,077
Chlitina Holding Ltd.	20,000	74,224
Chong Hong Construction Co. Ltd.	81,424	181,848
Chroma ATE Inc.	120,000	411,544
Chunghwa Precision Test Tech Co. Ltd.	4,000	188,210
Compeq Manufacturing Co. Ltd.	386,000	416,326
Concraft Holding Co. Ltd.	12,528	86,761
Coretronic Corp.	183,400	222,725
CSBC Corp. Taiwan[a]	383,420	160,081
CTCI Corp.	229,000	370,297
Cub Elecparts Inc.	13,000	159,382
D-Link Corp.	301,246	108,804
E Ink Holdings Inc.	290,000	418,006
Egis Technology Inc.[a]	23,000	213,393
Elan Microelectronics Corp.	188,000	268,803
Elite Advanced Laser Corp.	57,840	204,114
Elite Material Co. Ltd.	98,000	493,588
Ennoconn Corp.	15,000	219,192
Epistar Corp.[a]	327,000	331,020
Eternal Materials Co. Ltd.	314,532	332,469
Everlight Electronics Co. Ltd.	144,000	216,150
Far Eastern Department Stores Ltd.	280,000	140,097
Far Eastern International Bank	988,360	304,902
Faraday Technology Corp.	119,000	180,004
Feng Hsin Steel Co. Ltd.	188,000	327,672
Firich Enterprises Co. Ltd.	95,267	127,848
FLEXium Interconnect Inc.	105,418	466,328
Formosan Rubber Group Inc.	504,300	251,490

CONSOLIDATED SCHEDULES OF INVESTMENTS	75

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Genius Electronic Optical Co. Ltd.[a]	18,000	$297,028
Getac Technology Corp.	155,000	221,106
Gigabyte Technology Co. Ltd.	177,000	241,052
Gigastorage Corp.[a]	192,400	101,686
Ginko International Co. Ltd.	15,000	116,555
Gintech Energy Corp.[a]	189,647	102,116
Global Unichip Corp.	39,000	286,242
Gloria Material Technology Corp.	324,850	239,501
Goldsun Building Materials Co. Ltd.[a]	613,000	186,262
Gourmet Master Co. Ltd.	26,070	309,257
Grand Pacific Petrochemical	344,000	291,236
Grape King Bio Ltd.	38,000	231,055
Great Wall Enterprise Co. Ltd.	252,128	258,569
Greatek Electronics Inc.	190,000	304,086
HannStar Display Corp.	910,320	371,017
Ho Tung Chemical Corp.[a]	880,524	259,089
Holy Stone Enterprise Co. Ltd.	241,500	308,487
Hota Industrial Manufacturing Co. Ltd.	70,192	327,946
Hu Lane Associate Inc.	23,000	128,036
Huaku Development Co. Ltd.	130,080	266,806
Huang Hsiang Construction Corp.	75,000	78,780
Hung Sheng Construction Ltd.	365,000	291,478
International Games System Co. Ltd.	19,000	102,936
Iron Force Industrial Co. Ltd.	24,000	95,431
ITEQ Corp.	118,600	233,435
Jih Sun Financial Holdings Co. Ltd.	657,690	156,473
Kenda Rubber Industrial Co. Ltd.	182,341	260,712
Kerry TJ Logistics Co. Ltd.	191,000	231,638
Kindom Construction Corp.	207,000	125,178
King Slide Works Co. Ltd.	22,000	306,173
King Yuan Electronics Co. Ltd.	392,000	379,933
King’s Town Bank Co. Ltd.	349,000	368,324
Kinpo Electronics	588,000	203,605
Kinsus Interconnect Technology Corp.	101,000	281,123
Land Mark Optoelectronics Corp.	18,400	242,964
LCY Chemical Corp.	181,000	242,601
Lealea Enterprise Co. Ltd.[a]	658,590	247,689
Li Cheng Enterprise Co. Ltd.	32,240	74,994
Lien Hwa Industrial Corp.	337,904	308,468

Security	Shares	Value
Long Chen Paper Co. Ltd.	169,751	$248,898
Makalot Industrial Co. Ltd.	57,559	271,784
Masterlink Securities Corp.	882,121	237,637
Medigen Biotechnology Corp.[a]	22,397	34,287
Mercuries & Associates Holding Ltd.	307,330	233,713
Merry Electronics Co. Ltd.	56,000	439,776
Microbio Co. Ltd.[a]	281,727	210,509
Mitac Holdings Corp.	231,379	275,625
Motech Industries Inc.[a]	150,344	107,606
Nan Kang Rubber Tire Co. Ltd.	239,000	215,804
Neo Solar Power Corp.[a]	357,364	162,228
OBI Pharma Inc.[a]	36,000	226,648
Pan-International Industrial Corp.	138,722	128,246
Parade Technologies Ltd.	23,000	366,579
PChome Online Inc.	33,305	198,645
PharmaEngine Inc.	29,756	174,519
PharmaEssentia Corp.[a]	48,000	235,395
Pharmally International Holding Co. Ltd.	7,000	102,174
Pixart Imaging Inc.	59,635	252,933
Poya International Co. Ltd.	20,453	266,006
President Securities Corp.[a]	516,741	237,147
Primax Electronics Ltd.	166,000	393,837
Prince Housing & Development Corp.	528,917	201,549
Qisda Corp.	598,000	428,006
Radiant Opto-Electronics Corp.	158,000	398,416
Radium Life Tech Co. Ltd.[a]	515,707	223,856
Ritek Corp.[a]	613,260	103,433
Sanyang Motor Co. Ltd.	255,820	175,045
ScinoPharm Taiwan Ltd.	103,708	119,244
Senao International Co. Ltd.	113,000	199,573
Sercomm Corp.	115,000	302,942
Shin Zu Shing Co. Ltd.	61,000	173,829
Shining Building Business Co. Ltd.[a]	479,858	166,954
Shinkong Synthetic Fibers Corp.	759,135	228,402
Silergy Corp.	19,000	423,705
Simplo Technology Co. Ltd.	66,000	224,162
Sino-American Silicon Products Inc.	182,000	324,451
Sinyi Realty Inc.	148,588	155,092
Sitronix Technology Corp.	57,000	173,008
Soft-World International Corp.	65,140	155,409

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
St. Shine Optical Co. Ltd.	15,000	$341,960
Sunny Friend Environmental Technology Co. Ltd.	30,000	188,376
TA Chen Stainless Pipe	358,722	225,843
Taichung Commercial Bank Co. Ltd.	875,014	276,894
Tainan Spinning Co. Ltd.	399,190	179,231
Taiwan Glass Industry Corp.[a]	294,000	159,767
Taiwan Hon Chuan Enterprise Co. Ltd.	165,004	299,073
Taiwan Paiho Ltd.	85,050	356,500
Taiwan Secom Co. Ltd.	155,450	459,463
Taiwan Shin Kong Security Co. Ltd.	266,640	356,945
Taiwan Surface Mounting Technology Corp.	361,633	298,375
Taiwan TEA Corp.	393,000	209,659
Taiwan Union Technology Corp.	57,000	139,199
Tatung Co. Ltd.[a]	626,000	289,363
TCI Co. Ltd.	16,000	100,202
Ton Yi Industrial Corp.	366,000	173,425
Tong Hsing Electronic Industries Ltd.	53,000	213,377
Tong Yang Industry Co. Ltd.	133,133	249,247
Toung Loong Textile Manufacturing	61,000	163,925
TPK Holding Co. Ltd.[a]	90,000	369,794
Tripod Technology Corp.	169,000	632,791
TSRC Corp.	235,000	248,401
TTY Biopharm Co. Ltd.	80,450	255,380
Tung Ho Steel Enterprise Corp.	318,000	253,945
Tung Thih Electronic Co. Ltd.	22,000	133,040
TWi Pharmaceuticals Inc.[a]	38,000	91,666
TXC Corp.	177,000	239,879
U-Ming Marine Transport Corp.	109,000	138,692
Unimicron Technology Corp.	437,000	249,785
UPC Technology Corp.	391,202	193,793
USI Corp.	466,089	232,434
Visual Photonics Epitaxy Co. Ltd.	94,425	190,859
Voltronic Power Technology Corp.	19,077	343,878
Wah Lee Industrial Corp.	190,000	304,715
Walsin Lihwa Corp.	920,000	443,553
Walsin Technology Corp.	122,200	278,988
Waterland Financial Holdings Co. Ltd.	997,097	291,738

Security	Shares	Value
Win Semiconductors Corp.	109,736	$632,694
Winbond Electronics Corp.	925,000	709,558
Wistron NeWeb Corp.	100,923	303,648
Wowprime Corp.	19,000	114,268
WT Microelectronics Co. Ltd.	183,168	305,897
XinTec Inc.[a]	45,000	91,554
Yageo Corp.	90,289	580,406
Yang Ming Marine Transport Corp.[a]	219,000	121,550
Yeong Guan Energy Technology Group Co. Ltd.	28,601	78,755
YFY Inc.[a]	656,000	260,844
Yieh Phui Enterprise Co. Ltd.	507,342	206,776
YungShin Global Holding Corp.	220,200	292,223
Yungtay Engineering Co. Ltd.	180,000	335,200
Zinwell Corp.	148,000	139,766

		45,485,377
THAILAND — 3.53%
Amata Corp. PCL NVDR	387,200	214,560
Bangchak Corp. PCL NVDR	214,600	245,590
Bangkok Airways PCL[c]	266,800	149,450
Bangkok Chain Hospital PCL NVDR	558,700	249,022
Bangkok Land PCL NVDR	5,714,800	311,513
Beauty Community PCL	763,900	317,477
CH Karnchang PCL NVDR	195,900	169,617
Chularat Hospital PCL NVDR	2,303,000	170,618
Eastern Polymer Group PCL[c]	322,600	111,727
Esso Thailand PCL NVDR[a]	561,700	204,685
GFPT PCL NVDR	198,800	114,951
Global Power Synergy PCL NVDR[c]	210,600	247,354
Group Lease PCL[c]	136,100	80,336
Gunkul Engineering PCL NVDR[c]	1,292,183	160,331
Hana Microelectronics PCL NVDR	241,500	318,194
Italian-Thai Development PCL NVDR	1,006,300	126,678
Jasmine International PCL NVDR	830,600	195,112
Khon Kaen Sugar Industry PCL NVDR[c]	713,330	95,812
Kiatnakin Bank PCL NVDR	155,532	329,051
Krungthai Card PCL NVDR[c]	53,000	189,941
LPN Development PCL NVDR	485,200	157,812
Major Cineplex Group PCL NVDR	165,700	149,706
Malee Group PCL[c]	40,900	49,886

CONSOLIDATED SCHEDULES OF INVESTMENTS	77

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Muangthai Leasing PCL[c]	183,600	$187,996
PTG Energy PCL	282,500	178,663
Quality Houses PCL NVDR[c]	3,233,967	233,746
Samart Corp. PCL NVDR	258,600	105,917
Siam Global House PCL NVDR[c]	608,595	274,926
Sino-Thai Engineering & Construction PCL NVDR	340,428	266,560
Sri Trang Agro-Industry PCL NVDR[c]	276,400	99,056
Srisawad Corp PCL NVDR[c]	212,925	328,637
Supalai PCL NVDR[c]	384,500	292,384
Superblock PCL[a]	4,195,400	169,307
Taokaenoi Food & Marketing PCL[c]	106,700	62,661
Thai Airways International PCL NVDR[a]	267,200	145,650
Thai Vegetable Oil PCL NVDR	213,600	183,334
Thaicom PCL NVDR	289,000	128,812
Thanachart Capital PCL NVDR	281,700	396,611
Tisco Financial Group PCL NVDR	142,340	320,431
TTW PCL NVDR	905,600	297,276
U City PCL NVDR[a]	229,475,900	138,218
VGI Global Media PCL NVDR	1,085,900	179,866
Vibhavadi Medical Center PCL NVDR	2,428,700	203,336
WHA Corp. PCL NVDR	2,885,800	276,369
Workpoint Entertainment PCL	53,100	117,538

		8,946,717
TURKEY — 1.21%
Akcansa Cimento AS	65,023	209,992
Aksa Akrilik Kimya Sanayii AS	51,361	186,548
Aygaz AS	23,588	106,990
Besiktas Futbol Yatirimlari Sanayi ve Ticaret ASa,c	50,780	69,569
Cimsa Cimento Sanayi VE Ticaret AS	60,064	249,299
Dogan Sirketler Grubu Holding ASa,c	464,836	123,865
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Da,c	295,428	203,652
Koza Altin Isletmeleri ASa	17,778	165,496
Logo Yazilim Sanayi Ve Ticaret ASa,c	5,649	94,571
NET Holding ASa,c	237,007	180,541

Security	Shares	Value
Otokar Otomotiv Ve Savunma Sanayi ASc	4,595	$153,719
Soda Sanayii AS	111,306	167,964
Tekfen Holding AS	71,223	264,259
Trakya Cam Sanayii AS	302,064	321,964
Turkiye Sinai Kalkinma Bankasi AS	514,338	226,439
Vestel Elektronik Sanayi ve Ticaret ASa,c	40,897	99,028
Yazicilar Holding ASc	20,690	135,195
Zorlu Enerji Elektrik Uretim ASa,c	227,105	114,455

		3,073,546
UNITED ARAB EMIRATES — 0.59%
Agthia Group PJSC	66,027	98,867
Air Arabia PJSC	859,182	261,981
Al Waha Capital PJSC	343,180	164,438
Amanat Holdings PJSC	454,609	137,382
Amlak Finance PJSC[a]	303,003	93,217
Arabtec Holding PJSC[a]	218,296	190,179
Dana Gas PJSC[a]	1,193,608	207,974
Deyaar Development PJSC[a]	674,225	95,817
Eshraq Properties Co. PJSC[a]	430,265	101,911
Orascom Construction Ltd.[a]	21,424	134,971

		1,486,737

TOTAL COMMON STOCKS (Cost: $222,675,864)		248,600,240

PREFERRED STOCKS — 1.42%

BRAZIL — 1.38%
Alpargatas SA, Preference Shares	55,400	242,979
Banco ABC Brasil SA, Preference Shares	31,043	167,821
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	59,000	317,272
Bradespar SA, Preference Shares	76,700	655,245
Cia. de Gas de Sao Paulo – COMGAS, Preference Shares	6,800	116,703
Cia. de Saneamento do Parana, Preference Shares	94,600	313,885
Cia. Energetica de Sao Paulo Class B, Preference Shares	68,400	320,212

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	33,800	$171,017
GOL Linhas Aereas Inteligentes SA, Preference Shares	26,100	93,983
Marcopolo SA, Preference Shares	207,700	256,783
Metalurgica Gerdau SA, Preference Shares	210,300	378,299
Randon SA Implemetos e Participacoes, Preference Shares	68,325	138,541
Usinas Siderurgicas de Minas Gerais SA Class A, Preference Shares	147,600	323,210

		3,495,950
COLOMBIA — 0.04%
Avianca Holdings SA, Preference Shares	120,421	114,909

		114,909

TOTAL PREFERRED STOCKS (Cost: $2,596,503)		3,610,859

RIGHTS — 0.01%

CHINA — 0.01%
Carnival Group International Holdings Ltd. (Expires 09/21/17)[a]	585,500	17,954
Digital China Holdings Ltd. (Expires 09/07/17)[a]	60,749	4,968

		22,922

TOTAL RIGHTS (Cost: $0)		22,922

WARRANTS — 0.00%

THAILAND — 0.00%
Superblock PCL NVDR (Expires 08/31/20)[a]	839,080	—

		—

TOTAL WARRANTS (Cost: $0)		—

Security	Shares	Value
SHORT-TERM INVESTMENTS — 10.10%

MONEY MARKET FUNDS — 10.10%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	25,015,086	$25,022,591
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	579,280	579,280

		25,601,871

TOTAL SHORT-TERM INVESTMENTS (Cost: $25,597,387)		25,601,871

TOTAL INVESTMENTS IN SECURITIES — 109.59% (Cost: $250,869,754)[i]		277,835,892
Other Assets, Less Liabilities — (9.59)%		(24,316,799)

NET ASSETS — 100.00%		$253,519,093

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $255,795,512. Net unrealized appreciation was $22,040,380, of which $44,087,291 represented gross unrealized appreciation on investments and $22,046,911 represented gross unrealized depreciation on investments.

CONSOLIDATED SCHEDULES OF INVESTMENTS	79

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS SMALL-CAP ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	14,859,449	10,155,637[b]	—	25,015,086	$25,022,591	$(652)	$4,484	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	149,857	429,423[b]	—	579,280	579,280	115	—		2,958

					$25,601,871	$(537)	$4,484		$2,958

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$247,581,195	$581,522		$437,523	$248,600,240
Preferred stocks	3,610,859	—		—	3,610,859
Rights	4,968	17,954		—	22,922
Warrants	—	0	[a]	—	0	[a]
Money market funds	25,601,871	—		—	25,601,871

Total	$276,798,893	$599,476		$437,523	$277,835,892

[a]	Rounds to less than $1.

See notes to consolidated financial statements.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$30,801,116,546	$218,330,138	$421,285,348
Affiliated (Note 2)	2,656,155,849	25,662,112	10,577,204

Total cost of investments in securities	$33,457,272,395	$243,992,250	$431,862,552

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$36,637,778,971	$260,963,604	$499,711,288
Affiliated (Note 2)	2,656,461,709	25,664,249	10,578,475
Foreign currency, at value[b]	44,169,326	255,775	599,944
Cash	6,524,166	36,035	—
Receivables:
Investment securities sold	32,929,266	—	646,872
Due from custodian (Note 4)	1,995,341	—	—
Dividends and interest	72,785,145	537,661	1,024,666
Capital shares sold	3,915,465	—	—
Futures variation margin	6,970,178	—	—
Tax reclaims	109,496	—	—

Total Assets	39,463,639,063	287,457,324	512,561,245

LIABILITIES
Payables:
Investment securities purchased	125,348,822	—	1,113,844
Collateral for securities on loan (Note 1)	2,545,167,897	25,501,156	9,809,756
Due to broker	37,602	—	—
Foreign taxes (Note 1)	1,441,301	—	21,049
Deferred foreign capital gains taxes (Note 1)	12,089,148	108,601	82,873
Investment advisory fees (Note 2)	4,256,753	145,861	203,418

Total Liabilities	2,688,341,523	25,755,618	11,230,940

NET ASSETS	$36,775,297,540	$261,701,706	$501,330,305

Net assets consist of:
Paid-in capital	$31,651,297,079	$449,922,901	$450,270,056
Undistributed net investment income	335,190,679	2,438,261	4,251,863
Accumulated net realized loss	(1,043,223,526)	(233,187,843)	(31,537,042)
Net unrealized appreciation	5,832,033,308	42,528,387	78,345,428

NET ASSETS	$36,775,297,540	$261,701,706	$501,330,305

Shares outstanding[c]	682,200,000	6,200,000	7,250,000

Net asset value per share	$53.91	$42.21	$69.15

[a]	Securities on loan with values of $2,434,126,083, $24,886,520 and $9,196,235, respectively. See Note 1.
[b]	Cost of foreign currency: $44,143,839, $255,727 and $599,911, respectively.
[c]	$0.001 par value, number of shares authorized: 2.05 billion, 500 million and 500 million, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	81

Consolidated Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

iShares MSCI Emerging Markets Small-Cap ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$225,272,367
Affiliated (Note 2)	25,597,387

Total cost of investments in securities	$250,869,754

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$252,234,021
Affiliated (Note 2)	25,601,871
Foreign currency, at value[b]	271,614
Cash	104,422
Receivables:
Investment securities sold	1,352,353
Dividends and interest	732,330
Tax reclaims	593

Total Assets	280,297,204

LIABILITIES
Payables:
Investment securities purchased	1,605,127
Collateral for securities on loan (Note 1)	25,018,758
Foreign taxes (Note 1)	12,766
Investment advisory fees (Note 2)	141,460

Total Liabilities	26,778,111

NET ASSETS	$253,519,093

Net assets consist of:
Paid-in capital	$239,609,968
Undistributed net investment income	1,578,413
Accumulated net realized loss	(14,637,130)
Net unrealized appreciation	26,967,842

NET ASSETS	$253,519,093

Shares outstanding[c]	5,150,000

Net asset value per share	$49.23

[a]	Securities on loan with a value of $22,061,100. See Note 1.
[b]	Cost of foreign currency: $271,187.
[c]	$0.001 par value, number of shares authorized: 500 million.

See notes to consolidated financial statements.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares Core MSCI Emerging Markets ETF	iShares MSCI BRIC ETF	iShares MSCI Emerging Markets Asia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$677,585,642	$5,424,613	$7,504,846
Dividends — affiliated (Note 2)	368,419	1,236	8,705
Interest — unaffiliated	14,298	—	—
Securities lending income — affiliated — net (Note 2)[b]	32,105,306	103,065	104,404

	710,073,665	5,528,914	7,617,955
Less: Other foreign taxes (Note 1)	(1,990,452)	—	(35,518)

Total investment income	708,083,213	5,528,914	7,582,437

EXPENSES
Investment advisory fees (Note 2)	34,726,501	1,431,569	1,400,953
Mauritius income taxes (Note 1)	542,487	10,989	1,794
Proxy fees	623,303	6,616	7,188
Commitment fees (Note 8)	178,211	3,383	2,677
Interest expense (Note 8)	83,846	1,451	1,477

Total expenses	36,154,348	1,454,008	1,414,089
Less investment advisory fees waived (Note 2)	(1,137,131)	—	—

Net expenses	35,017,217	1,454,008	1,414,089

Net investment income	673,065,996	4,074,906	6,168,348

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(275,864,953)	(7,937,555)	(5,164,422)
Investments — affiliated (Note 2)	(123,726)	1,489	(779)
In-kind redemptions — unaffiliated	—	12,318,779	3,329,261
Futures contracts	27,548,406	—	—
Foreign currency transactions	(2,981,251)	21,155	(95,631)
Realized gain distributions from affiliated funds	3,710	6	16

Net realized gain (loss)	(251,417,814)	4,403,874	(1,931,555)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[d]	5,494,055,695	45,790,926	71,497,555
Investments — affiliated (Note 2)	305,860	2,137	1,271
Futures contracts	1,991,138	—	—
Translation of assets and liabilities in foreign currencies	240,701	(1,139)	4,624

Net change in unrealized appreciation/depreciation	5,496,593,394	45,791,924	71,503,450

Net realized and unrealized gain	5,245,175,580	50,195,798	69,571,895

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,918,241,576	$54,270,704	$75,740,243

a	Net of foreign withholding tax of $80,593,821, $452,489 and $1,007,836, respectively.
b	Net of securities lending income tax paid of $1,660,136, $ — and $ —, respectively.
c	Net of foreign capital gains taxes of $165, $ — and $ —, respectively.
d	Net of deferred foreign capital gains taxes of $12,089,148, $108,601 and $82,873, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	83

Consolidated Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

iShares MSCI Emerging Markets Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$4,657,615
Dividends — affiliated (Note 2)	2,958
Interest — unaffiliated	5
Securities lending income — affiliated — net (Note 2)	906,447

5,567,025
Less: Other foreign taxes (Note 1)	(21,007)

Total investment income	5,546,018

EXPENSES
Investment advisory fees (Note 2)	1,264,169
Proxy fees	4,633
Commitment fees (Note 8)	1,873
Interest expense (Note 8)	3,287

Total expenses	1,273,962

Net investment income	4,272,056

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(1,041,450)
Investments — affiliated (Note 2)	(652)
Foreign currency transactions	(9,165)
Realized gain distributions from affiliated funds	115

Net realized loss	(1,051,152)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	29,199,841
Investments — affiliated (Note 2)	4,484
Translation of assets and liabilities in foreign currencies	2,616

Net change in unrealized appreciation/depreciation	29,206,941

Net realized and unrealized gain	28,155,789

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,427,845

[a]	Net of foreign withholding tax of $509,031.
[b]	Net of foreign capital gains taxes of $23.

See notes to consolidated financial statements.

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Core MSCI Emerging Markets ETF		iShares MSCI BRIC ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$673,065,996	$300,560,736	$4,074,906	$3,742,371
Net realized gain (loss)	(251,417,814)	(543,220,439)	4,403,874	(22,678,091)
Net change in unrealized appreciation/depreciation	5,496,593,394	1,646,957,449	45,791,924	36,181,152

Net increase in net assets resulting from operations	5,918,241,576	1,404,297,746	54,270,704	17,245,432

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(472,049,457)	(238,601,549)	(2,786,991)	(4,397,149)

Total distributions to shareholders	(472,049,457)	(238,601,549)	(2,786,991)	(4,397,149)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	15,325,617,290	7,812,461,106	130,590,725	12,282
Cost of shares redeemed	—	—	(102,860,630)	(27,130,689)

Net increase (decrease) in net assets from capital share transactions	15,325,617,290	7,812,461,106	27,730,095	(27,118,407)

INCREASE (DECREASE) IN NET ASSETS	20,771,809,409	8,978,157,303	79,213,808	(14,270,124)

NET ASSETS
Beginning of year	16,003,488,131	7,025,330,828	182,487,898	196,758,022

End of year	$36,775,297,540	$16,003,488,131	$261,701,706	$182,487,898

Undistributed net investment income included in net assets at end of year	$335,190,679	$110,497,865	$2,438,261	$1,089,171

SHARES ISSUED
Shares sold	323,400,000	186,400,000	3,600,000	—
Shares redeemed	—	—	(2,850,000)	(950,000)

Net increase (decrease) in shares outstanding	323,400,000	186,400,000	750,000	(950,000)

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	85

Consolidated Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Emerging Markets Asia ETF		iShares MSCI Emerging Markets Small-Cap ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,168,348	$2,513,325	$4,272,056	$2,035,989
Net realized loss	(1,931,555)	(9,379,096)	(1,051,152)	(6,143,159)
Net change in unrealized appreciation/depreciation	71,503,450	24,288,569	29,206,941	14,192,002

Net increase in net assets resulting from operations	75,740,243	17,422,798	32,427,845	10,084,832

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,388,608)	(2,586,361)	(3,832,107)	(2,370,926)

Total distributions to shareholders	(3,388,608)	(2,586,361)	(3,832,107)	(2,370,926)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	262,708,017	92,508,092	103,772,829	37,316,559
Cost of shares redeemed	(50,592,389)	(15,118,523)	—	—

Net increase in net assets from capital share transactions	212,115,628	77,389,569	103,772,829	37,316,559

INCREASE IN NET ASSETS	284,467,263	92,226,006	132,368,567	45,030,465

NET ASSETS
Beginning of year	216,863,042	124,637,036	121,150,526	76,120,061

End of year	$501,330,305	$216,863,042	$253,519,093	$121,150,526

Undistributed net investment income included in net assets at end of year	$4,251,863	$1,121,945	$1,578,413	$278,839

SHARES ISSUED AND REDEEMED
Shares sold	4,300,000	1,700,000	2,350,000	900,000
Shares redeemed	(900,000)	(300,000)	—	—

Net increase in shares outstanding	3,400,000	1,400,000	2,350,000	900,000

See notes to consolidated financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Core MSCI Emerging Markets ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Oct. 18, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$44.60	$40.75	$53.89	$45.71	$49.06

Income from investment operations:
Net investment income[b]	1.31	1.20	1.21	1.31	1.33
Net realized and unrealized gain (loss)[c]	8.95	3.58	(13.26)	7.78	(4.14)

Total from investment operations	10.26	4.78	(12.05)	9.09	(2.81)

Less distributions from:
Net investment income	(0.95)	(0.93)	(1.09)	(0.91)	(0.54)

Total distributions	(0.95)	(0.93)	(1.09)	(0.91)	(0.54)

Net asset value, end of period	$53.91	$44.60	$40.75	$53.89	$45.71

Total return	23.45%	11.99%	(22.61)%	20.05%	(5.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$36,775,298	$16,003,488	$7,025,331	$5,669,167	$1,864,965
Ratio of expenses to average net assets[e]	0.14%	0.17%	0.18%	0.17%	0.05%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.17%	0.18%	0.18%	0.18%
Ratio of net investment income to average net assets[e]	2.74%	2.93%	2.49%	2.61%	3.17%
Portfolio turnover rate[f]	4%	10%	7%	8%	15%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and the period ended August 31, 2013 were 4%, 10%, 7%, 8% and 15%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	87

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI BRIC ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$33.48	$30.74	$41.12	$34.41	$35.68

Income from investment operations:
Net investment income[a]	0.70	0.64	0.77	0.89	0.84
Net realized and unrealized gain (loss)[b]	8.57	2.84	(10.20)	6.53	(1.25)

Total from investment operations	9.27	3.48	(9.43)	7.42	(0.41)

Less distributions from:
Net investment income	(0.54)	(0.74)	(0.95)	(0.71)	(0.86)

Total distributions	(0.54)	(0.74)	(0.95)	(0.71)	(0.86)

Net asset value, end of year	$42.21	$33.48	$30.74	$41.12	$34.41

Total return	28.15%	11.61%	(23.19)%	21.73%	(1.17)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$261,702	$182,488	$196,758	$411,164	$474,861
Ratio of expenses to average net assets	0.70%	0.73%	0.69%	0.68%	0.67%
Ratio of net investment income to average net assets	1.96%	2.13%	2.07%	2.38%	2.18%
Portfolio turnover rate[c]	24%	20%	9%	10%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 7% ,20%, 9%, 6% and 9% respectively. See Note 4.

See notes to consolidated financial statements.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Asia ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$56.33	$50.87	$62.08	$52.23	$50.18

Income from investment operations:
Net investment income[a]	1.31	1.02	1.25	1.36	1.15
Net realized and unrealized gain (loss)[b]	12.43	5.54	(11.61)	9.75	1.82

Total from investment operations	13.74	6.56	(10.36)	11.11	2.97

Less distributions from:
Net investment income	(0.92)	(1.10)	(0.85)	(1.26)	(0.92)

Total distributions	(0.92)	(1.10)	(0.85)	(1.26)	(0.92)

Net asset value, end of year	$69.15	$56.33	$50.87	$62.08	$52.23

Total return	24.80%	13.14%	(16.86)%	21.54%[c]	5.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$501,330	$216,863	$124,637	$80,706	$31,341
Ratio of expenses to average net assets	0.49%	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees	n/a	0.66%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets	2.16%	1.98%	2.10%	2.36%	2.09%
Portfolio turnover rate[d]	15%	22%	16%	33%	174%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 21.46%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31,2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 6%, 16%, 10%, 33% and 21% , respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	89

Consolidated Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$43.27	$40.06	$51.37	$43.78	$43.44

Income from investment operations:
Net investment income[a]	1.04	0.90	1.04	0.93	1.07
Net realized and unrealized gain (loss)[b]	5.81	3.36	(11.06)	7.67	1.13

Total from investment operations	6.85	4.26	(10.02)	8.60	2.20

Less distributions from:
Net investment income	(0.89)	(1.05)	(1.29)	(1.01)	(1.86)

Total distributions	(0.89)	(1.05)	(1.29)	(1.01)	(1.86)

Net asset value, end of year	$49.23	$43.27	$40.06	$51.37	$43.78

Total return	16.17%	10.83%	(19.77)%	19.92%[c]	4.85%

Ratios/Supplemental data:
Net assets, end of year (000s)	$253,519	$121,151	$76,120	$43,666	$30,644
Ratio of expenses to average net assets	0.69%	0.71%	0.69%	0.67%	0.67%
Ratio of net investment income to average net assets	2.32%	2.20%	2.20%	1.93%	2.26%
Portfolio turnover rate[d]	19%	24%	23%	20%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Includes payment from an affiliate. Not including these proceeds, the Fund’s total return would have been 19.73%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 19%, 24%, 23%, 20% and 21% respectively. See Note 4.

See notes to consolidated financial statements.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core MSCI Emerging Markets	Diversified
MSCI BRIC	Diversified
MSCI Emerging Markets Asia	Diversified
MSCI Emerging Markets Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

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iSHARES®, INC.

determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each

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Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiaries and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its consolidated schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the consolidated statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an

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iSHARES®, INC.

investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core MSCI Emerging Markets
Barclays Capital Inc.	$13,658,035	$13,658,035	$—
BNP Paribas New York Branch	57,624,136	57,624,136	—
BNP Paribas Prime Brokerage International Ltd.	20,608,800	20,608,800	—
Citigroup Global Markets Inc.	345,718,280	345,718,280	—
Citigroup Global Markets Ltd.	45,216,637	45,216,637	—
Credit Suisse Securities (Europe) Ltd.	113,049,722	113,049,722	—
Credit Suisse Securities (USA) LLC	92,345,592	92,345,592	—
Deutsche Bank AG	11,659,584	11,659,584	—
Deutsche Bank Securities Inc.	58,147,683	58,147,683	—
Goldman Sachs & Co.	488,892,295	488,892,295	—
Goldman Sachs International	26,774,801	26,774,801	—
HSBC Bank PLC	187,835,488	187,835,488	—
Jefferies LLC	3,786,179	3,786,179	—
JPMorgan Securities LLC	112,207,858	112,207,858	—
JPMorgan Securities PLC	34,797,622	34,797,622	—
Macquarie Bank Limited	6,743,033	6,743,033	—
Merrill Lynch, Pierce, Fenner & Smith	85,304,592	85,304,592	—
Morgan Stanley & Co. International PLC	191,591,460	191,591,460	—
Morgan Stanley & Co. LLC	217,979,128	217,979,128	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	28,944,502	28,944,502	—
National Financial Services LLC	29,074,395	29,074,395	—
SG Americas Securities LLC	323,929	323,929	—
State Street Bank & Trust Company	20,927,638	20,927,638	—
UBS AG	26,595,143	26,595,143	—
UBS Ltd.	19,161,278	19,161,278	—
UBS Securities LLC	14,954,754	14,954,754	—
Wells Fargo Securities LLC	180,203,519	180,203,519	—

	$2,434,126,083	$2,434,126,083	$—

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	95

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI BRIC
Citigroup Global Markets Inc.	$17,922,187	$17,922,187	$—
Credit Suisse Securities (USA) LLC	207,496	207,496	—
Deutsche Bank Securities Inc.	671,574	671,574	—
Goldman Sachs & Co.	466,067	466,067	—
JPMorgan Securities LLC	3,096,008	3,096,008	—
Merrill Lynch, Pierce, Fenner & Smith	890,475	890,475	—
Morgan Stanley & Co. LLC	1,281,679	1,281,679	—
Scotia Capital (USA) Inc.	188,334	188,334	—
State Street Bank & Trust Company	162,700	162,700	—

	$24,886,520	$24,886,520	$—

MSCI Emerging Markets Asia
Barclays Capital Inc.	$108,092	$108,092	$—
Citigroup Global Markets Inc.	223,986	223,986	—
Credit Suisse Securities (USA) LLC	563,589	563,589	—
Deutsche Bank AG	216,360	216,360	—
Deutsche Bank Securities Inc.	251,239	251,239	—
HSBC Bank PLC	684,019	684,019	—
JPMorgan Securities LLC	26,122	26,122	—
JPMorgan Securities PLC	264,877	264,877	—
Merrill Lynch, Pierce, Fenner & Smith	876,318	876,318	—
Morgan Stanley & Co. International PLC	393,158	393,158	—
Morgan Stanley & Co. LLC	5,479,276	5,479,276	—
UBS AG	109,199	109,199	—

	$9,196,235	$9,196,235	$—

MSCI Emerging Markets Small-Cap
Barclays Capital Inc.	$1,201,630	$1,201,630	$—
Citigroup Global Markets Inc.	465,919	465,919	—
Credit Suisse Securities (USA) LLC	3,130,574	3,130,574	—
Deutsche Bank AG	407,490	407,490	—
Deutsche Bank Securities Inc.	2,717,866	2,717,866	—
Goldman Sachs & Co.	3,858,902	3,858,902	—
HSBC Bank PLC	1,014,430	1,014,430	—
JPMorgan Securities LLC	1,375,716	1,375,716	—
Macquarie Bank Limited	4,893	4,893	—
Merrill Lynch, Pierce, Fenner & Smith	2,076,716	2,076,716	—
Morgan Stanley & Co. International PLC	198,020	198,020	—
Morgan Stanley & Co. LLC	2,661,953	2,661,953	—
SG Americas Securities LLC	199,779	199,779	—
UBS AG	1,849,511	1,849,511	—
UBS Securities LLC	897,701	897,701	—

	$22,061,100	$22,061,100	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

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iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Core MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.14%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to October 5, 2016, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.16% based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee through December 31, 2017 in order to limit the total annual operating expenses of the Fund to 0.14% of average daily net assets.

For its investment advisory services to each of the iShares MSCI BRIC and iShares MSCI Emerging Markets Small-Cap ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

For its investment advisory services to the iShares MSCI Emerging Markets Asia ETF, BFA is entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

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iSHARES®, INC.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core MSCI Emerging Markets	$8,283,092
MSCI BRIC	30,487
MSCI Emerging Markets Asia	26,961
MSCI Emerging Markets Small-Cap	215,380

For the year ended August 31, 2017, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares Core MSCI Emerging Markets ETF in the amount of $311,391, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$66,035,821	$28,710,903
MSCI BRIC	1,306,546	451,472
MSCI Emerging Markets Asia	1,151,300	766,670
MSCI Emerging Markets Small-Cap	1,876,509	5,916,804

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

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iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Core MSCI Emerging Markets	$12,047,923,988	$1,088,509,494
MSCI BRIC	62,012,058	49,861,089
MSCI Emerging Markets Asia	255,781,602	42,303,700
MSCI Emerging Markets Small-Cap	119,220,067	34,479,499

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core MSCI Emerging Markets	$4,553,990,138	$—
MSCI BRIC	80,923,708	64,535,588
MSCI Emerging Markets Asia	22,117,338	21,338,257
MSCI Emerging Markets Small-Cap	18,883,151	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the consolidated statements of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to

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iSHARES®, INC.

pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares Core MSCI Emerging Markets ETF as of August 31, 2017 and the related locations in the consolidated statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin/Net assets consist of – net unrealized appreciation[a]	$6,970,178

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares Core MSCI Emerging Markets ETF during the year ended August 31, 2017 and the related locations in the consolidated statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$27,548,406	$1,991,138

The following table shows the average quarter-end balances of open futures contracts for the iShares Core MSCI Emerging Markets ETF for the year ended August 31, 2017:

Average value of contracts purchased	$76,800,863

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	101

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core MSCI Emerging Markets	$—	$23,676,275	$(23,676,275)
MSCI BRIC	10,313,587	61,175	(10,374,762)
MSCI Emerging Markets Asia	3,266,216	350,178	(3,616,394)
MSCI Emerging Markets Small-Cap	—	859,625	(859,625)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Core MSCI Emerging Markets
Ordinary income	$472,049,457	$238,601,549

MSCI BRIC
Ordinary income	$2,786,991	$4,397,149

MSCI Emerging Markets Asia
Ordinary income	$3,388,608	$2,586,361

MSCI Emerging Markets Small-Cap
Ordinary income	$3,832,107	$2,370,926

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Core MSCI Emerging Markets	$431,491,086	$(385,850,660)	$5,078,360,035	$5,124,000,461
MSCI BRIC	2,719,048	(226,821,397)	35,881,154	(188,221,195)
MSCI Emerging Markets Asia	5,266,973	(27,359,939)	73,153,215	51,060,249
MSCI Emerging Markets Small-Cap	3,711,256	(11,844,208)	22,042,077	13,909,125

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporation actions, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Core MSCI Emerging Markets	$385,850,660	$—	$—	$385,850,660
MSCI BRIC	207,792,753	11,268,086	7,760,558	226,821,397
MSCI Emerging Markets Asia	27,359,939	—	—	27,359,939
MSCI Emerging Markets Small-Cap	11,844,208	—	—	11,844,208

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

8.	LINE OF CREDIT

The Funds, along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	103

Notes to Consolidated Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2017, the maximum amounts borrowed, the average borrowings and the weighted average interest rates, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
Core MSCI Emerging Markets	$120,000,000	$4,424,658	0.13%
MSCI BRIC	1,375,000	86,692	1.65
MSCI Emerging Markets Asia	1,550,000	86,371	1.69
MSCI Emerging Markets Small-Cap	4,600,000	174,745	1.86

At a meeting held on September 14-15, 2017, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $275 million and (ii) extending the expiration date to October 24, 2018. These changes to the credit agreement are expected to be effective on or around October 25, 2017.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF,

iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares Core MSCI Emerging Markets ETF, iShares MSCI BRIC ETF, iShares MSCI Emerging Markets Asia ETF and iShares MSCI Emerging Markets Small-Cap ETF and their subsidiaries (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Core MSCI Emerging Markets	$433,226,218
MSCI BRIC	3,555,505
MSCI Emerging Markets Asia	4,698,157
MSCI Emerging Markets Small-Cap	1,987,697

For the fiscal year ended August 31, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Core MSCI Emerging Markets	$783,370,543	$84,738,990
MSCI BRIC	5,877,102	463,410
MSCI Emerging Markets Asia	8,939,408	1,045,148
MSCI Emerging Markets Small-Cap	5,258,379	527,968

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Core MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	107

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	109

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI BRIC ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant

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to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets Asia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison

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group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment

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exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Emerging Markets Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their

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independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund invests primarily in securities of small-cap companies in emerging markets, as compared to most of the funds in the Peer Group, which do not invest primarily in the securities of small-cap companies in emerging markets.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made

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appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment

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iSHARES®, INC.

objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	119

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Yea
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core MSCI Emerging Markets	$0.946487	$—	$—	$0.946487	100	—%	—%	100%
MSCI BRIC	0.535903	—	0.007314	0.543217	99	—	1	100
MSCI Emerging Markets Asia	0.920183	—	—	0.920183	100	—	—	100
MSCI Emerging Markets Small-Cap	0.885048	—	—	0.885048	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV,

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Core Emerging Markets ETF

Period Covered: October 18, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.17%
Greater than 2.0% and Less than 2.5%	8	0.68
Greater than 1.5% and Less than 2.0%	25	2.12
Greater than 1.0% and Less than 1.5%	74	6.26
Greater than 0.5% and Less than 1.0%	275	23.27
Greater than 0.0% and Less than 0.5%	415	35.10
At NAV	11	0.93
Less than 0.0% and Greater than –0.5%	232	19.63
Less than –0.5% and Greater than –1.0%	94	7.95
Less than –1.0% and Greater than –1.5%	29	2.45
Less than –1.5% and Greater than –2.0%	12	1.02
Less than –2.0% and Greater than –2.5%	5	0.42

	1,182	100.00%

SUPPLEMENTAL INFORMATION	121

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI BRIC ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	9	0.65
Greater than 1.0% and Less than 1.5%	30	2.17
Greater than 0.5% and Less than 1.0%	122	8.82
Greater than 0.0% and Less than 0.5%	356	25.74
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	442	31.97
Less than –0.5% and Greater than –1.0%	268	19.38
Less than –1.0% and Greater than –1.5%	94	6.80
Less than –1.5% and Greater than –2.0%	32	2.31
Less than –2.0% and Greater than –2.5%	9	0.65
Less than –2.5% and Greater than –3.0%	4	0.29
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07
Less than –4.0%	1	0.07

	1,383	100.00%

iShares MSCI Emerging Markets Asia ETF

Period Covered: February 8, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.15
Greater than 2.0% and Less than 2.5%	6	0.44
Greater than 1.5% and Less than 2.0%	35	2.58
Greater than 1.0% and Less than 1.5%	103	7.58
Greater than 0.5% and Less than 1.0%	252	18.56
Greater than 0.0% and Less than 0.5%	388	28.58
At NAV	15	1.10
Less than 0.0% and Greater than –0.5%	272	20.03
Less than –0.5% and Greater than –1.0%	181	13.33
Less than –1.0% and Greater than –1.5%	59	4.34
Less than –1.5% and Greater than –2.0%	24	1.77
Less than –2.0% and Greater than –2.5%	11	0.81
Less than –2.5% and Greater than –3.0%	6	0.44
Less than –3.0% and Greater than –3.5%	3	0.22

	1,358	100.00%

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets Small-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	1	0.07%
Greater than 5.0% and Less than 5.5%	1	0.07
Greater than 4.5% and Less than 5.0%	1	0.07
Greater than 4.0% and Less than 4.5%	2	0.14
Greater than 3.5% and Less than 4.0%	2	0.14
Greater than 3.0% and Less than 3.5%	3	0.22
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	21	1.52
Greater than 1.5% and Less than 2.0%	51	3.69
Greater than 1.0% and Less than 1.5%	136	9.83
Greater than 0.5% and Less than 1.0%	320	23.15
Greater than 0.0% and Less than 0.5%	389	28.14
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	235	16.99
Less than –0.5% and Greater than –1.0%	130	9.40
Less than –1.0% and Greater than –1.5%	45	3.25
Less than –1.5% and Greater than –2.0%	22	1.59
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0%	1	0.07

	1,383	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Core MSCI Emerging Markets ETF and iShares MSCI BRIC ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

SUPPLEMENTAL INFORMATION	123

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2016 was USD 1.91 million. This figure is comprised of fixed remuneration of USD 749.98 thousand and variable remuneration of USD 1.16 million. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Core MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 263.67 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 63.52 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI BRIC ETF in respect of BFA’s financial year ending December 31, 2016 was USD 16.16 thousand. This figure is comprised of fixed remuneration of USD 6.36 thousand and variable remuneration of USD 9.80 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI BRIC ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 2.24 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.54 thousand.

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	125

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	127

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	129

Notes:

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-810-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares Currency Hedged MSCI Emerging Markets ETF | HEEM | BATS
➢	iShares Edge MSCI Min Vol EM Currency Hedged ETF | HEMV | BATS
➢	iShares Edge MSCI Min Vol Emerging Markets ETF | EEMV | BATS
➢	iShares MSCI Emerging Markets ETF | EEM | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.55%	19.54%	19.47%	19.55%	19.54%	19.47%
Since Inception	5.18%	5.19%	5.56%	16.02%	16.04%	17.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/23/14. The first day of secondary market trading was 9/25/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,160.20	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Currency Hedged MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Emerging Markets ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 19.55%, net of fees, while the total return for the Index was 19.47%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

The robust performance of the Index for the reporting period was led by stocks in China, which represented about 27% of the Index on average. As a major global exporter, China capitalized on strengthening economic growth in many regions of the world. Chinese stocks also benefited from government stimulus efforts focused primarily on infrastructure and real estate expansion.

South Korea and Taiwan were also meaningful contributors to the Index’s return in U.S. dollar terms for the reporting period, as stocks in both countries gained due to strong growth in technology-related companies. Taiwan’s technology-heavy stock market rose to its highest level in 27 years, led by smartphone component suppliers. South Korea’s equity market reached an all-time high during the reporting period, despite tepid economic growth.

In contrast, stocks in Qatar and the Philippines detracted from the Index’s return in U.S. dollar terms for the reporting period. The stock market in Qatar declined amid the country’s growing diplomatic crisis with Saudi Arabia and other neighboring countries, while slowing economic growth and political controversies surrounding the Philippine president negatively affected the Philippine equity market.

From a sector perspective, the information technology sector contributed the most to the Index’s return in U.S. dollar terms for the reporting period, benefiting from growing demand for a range of technological devices. Sector gains were driven primarily by several large technology companies with diversified businesses and strong profit growth. The financials sector also contributed meaningfully to the Index’s return for the reporting period, led by banks and the insurance industry. Other notable contributors included the economically sensitive materials and consumer discretionary sectors.

In terms of currency performance, the Chinese yuan and the Taiwanese new dollar appreciated by 1% and 5%, respectively, against the U.S. dollar, while the South Korean won depreciated by approximately 1% for the reporting period.

Overall, the positive performance of emerging market currencies meant hedging activity was a meaningful detractor from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of foreign currencies relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of emerging market equities measured in local currencies.

ALLOCATION BY SECTOR 1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Information Technology	26.97%
Financials	23.93
Consumer Discretionary	10.23
Materials	7.44
Energy	6.62
Consumer Staples	6.55
Industrials	5.45
Telecommunication Services	5.22
Real Estate	2.78
Utilities	2.59
Health Care	2.22

TOTAL	100.00%

TEN LARGEST COUNTRIES 1

As of 8/31/17

Country	Percentage of Total Investments [2]

China	29.06%
South Korea	14.59
Taiwan	11.87
India	8.72
Brazil	7.22
South Africa	6.79
Mexico	3.57
Russia	3.26
Indonesia	2.27
Malaysia	2.24

TOTAL	89.59%

[1]	Table shown is for the iShares MSCI Emerging Markets ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.61%	8.77%	8.87%	8.61%	8.77%	8.87%
Since Inception	6.52%	6.99%	6.26%	12.36%	13.27%	11.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,110.30	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol EM Currency Hedged ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI Emerging Markets Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol Emerging Markets ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 8.61%, net of fees, while the total return for the Index was 8.87%.

Low-volatility stocks in China and Taiwan, which represented about 22% and 17%, respectively, of the Index on average for the reporting period, contributed the most to the Index’s return in U.S. dollar terms. As a major global exporter, China capitalized on strengthening economic growth in many regions of the world. Chinese stocks also benefited from government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

The Taiwanese stock market was helped by robust growth in technology-related companies during the reporting period. Taiwan’s technology-heavy equity market rose to its highest level in 27 years, led by component suppliers that benefited from robust smartphone production. Other noteworthy contributors to the Index’s return in U.S. dollar terms for the reporting period included Chile, Thailand, and South Korea.

In contrast, low-volatility stocks in the Philippines and Qatar detracted from the Index’s return in U.S. dollar terms for the reporting period. Slowing economic growth and political controversies involving the newly elected Philippine president negatively affected the Philippine equity market, while the stock market in Qatar declined amid the country’s growing diplomatic crisis with Saudi Arabia and other neighboring countries in the Middle East.

From a sector perspective, the information technology sector contributed the most to the Index’s return in U.S. dollar terms for the reporting period, benefiting from growing demand for a range of technological devices. The financials sector also contributed meaningfully to the Index’s return for the reporting period, led by a strong performance from the banking industry. Other notable contributors included the consumer discretionary and industrials sectors.

The Index seeks lower volatility than the broader market with returns in line with the market over the long term. For the reporting period, the Index trailed the broader market in U.S. dollar terms, as represented by the MSCI Emerging Markets Index. As the broader market rose sharply, stocks with relatively low volatility characteristics underperformed.

Relative to the broader market, overweight allocations in the Index to underperforming markets in the Philippines and Qatar detracted from the Index’s performance for the reporting period in U.S. dollar terms, while underweight allocations in the Index to Russian and South African stocks benefited relative performance. On a sector basis, overweight allocations in the Index to the telecommunication services and consumer staples sectors detracted from the Index’s relative performance as these sectors underperformed for the reporting period. On the positive side, an underweight allocation in the Index to the energy sector benefited relative performance.

In terms of currency performance, the Chinese yuan and the Taiwanese new dollar appreciated by 1% and 5%, respectively, against the U.S. dollar, while the South Korean won depreciated by approximately 1% for the reporting period.

Overall, hedging activity was a meaningful detractor from the Index’s return for the reporting period. As the Index’s hedging activity offset the positive impact of foreign currencies relative to the U.S. dollar, it resulted in an Index return that was relatively close to the return of low volatility emerging market equities measured in local currencies.

ALLOCATION BY SECTOR 1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Financials	21.85%
Information Technology	20.81
Consumer Staples	11.73
Telecommunication Services	9.93
Consumer Discretionary	8.38
Utilities	7.73
Health Care	7.56
Industrials	6.64
Energy	2.20
Materials	2.03
Real Estate	1.14

TOTAL	100.00%

TEN LARGEST COUNTRIES 1

As of 8/31/17

Country	Percentage of Total Investments [2]

China	23.56%
Taiwan	16.35
South Korea	10.48
Malaysia	6.97
Thailand	6.73
India	6.13
Indonesia	4.96
Chile	3.88
Philippines	3.40
Mexico	2.59

TOTAL	85.05%

[1]	Table shown is for the iShares Edge MSCI Min Vol Emerging Markets ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.11%	11.49%	11.45%	11.11%	11.49%	11.45%
5 Years	3.35%	3.28%	3.53%	17.92%	17.52%	18.96%
Since Inception	5.35%	5.35%	5.58%	35.80%	35.83%	37.53%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/11. The first day of secondary market trading was 10/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.60	$1.34	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares Edge MSCI Min Vol Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader emerging equity markets, as represented by the MSCI Emerging Markets Minimum Volatility (USD) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 11.11%, net of fees, while the total return for the Index was 11.45%.

Low-volatility stocks in China and Taiwan, which represented about 22% and 17%, respectively, of the Index on average for the reporting period, contributed the most to the Index’s return. As a major global exporter, China capitalized on strengthening

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

economic growth in many regions of the world. Chinese stocks also benefited from government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output.

The Taiwanese stock market was helped by robust growth in technology-related companies during the reporting period. Taiwan’s technology-heavy equity market rose to its highest level in 27 years, led by component suppliers that benefited from robust smartphone production. Other noteworthy contributors to the Index’s return for the reporting period included Chile, Thailand, and South Korea.

In contrast, low-volatility stocks in the Philippines and Qatar detracted from the Index’s return for the reporting period. Slowing economic growth and political controversies involving the newly elected Philippine president negatively affected the Philippine equity market, while the stock market in Qatar declined amid the country’s growing diplomatic crisis with Saudi Arabia and other neighboring countries in the Middle East.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period, benefiting from growing demand for a range of technological devices. The financials sector also contributed meaningfully to the Index’s return for the reporting period, led by a strong performance from the banking industry. Other notable contributors included the consumer discretionary and industrials sectors.

The Index seeks lower volatility than the broader market with returns in line with the market over the long term, so they have tended to outperform during periods of elevated volatility but tend to underperform during periods of low volatility and risk-on markets. For the reporting period, the Index trailed the broader market, as represented by the MSCI Emerging Markets Index. As the broader market rose sharply, stocks with relatively low volatility characteristics underperformed.

Relative to the broader market, overweight allocations in the Index to underperforming markets in the Philippines and Qatar detracted from the Index’s performance for the reporting period, while underweight allocations in the Index to Russian and South African stocks benefited relative performance. On a sector basis, overweight allocations in the Index to the telecommunication services and consumer staples sectors detracted from the Index’s relative performance as these sectors underperformed for the reporting period. On the positive side, an underweight allocation in the Index to the energy sector benefited relative performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	21.85%
Information Technology	20.81
Consumer Staples	11.73
Telecommunication Services	9.93
Consumer Discretionary	8.38
Utilities	7.73
Health Care	7.56
Industrials	6.64
Energy	2.20
Materials	2.03
Real Estate	1.14

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

China	23.56%
Taiwan	16.35
South Korea	10.48
Malaysia	6.97
Thailand	6.73
India	6.13
Indonesia	4.96
Chile	3.88
Philippines	3.40
Mexico	2.59

TOTAL	85.05%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.80%	24.59%	24.53%	23.80%	24.59%	24.53%
5 Years	4.69%	4.68%	5.30%	25.74%	25.69%	29.43%
10 Years	1.99%	2.03%	2.43%	21.78%	22.32%	27.08%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,176.60	$3.79	$1,000.00	$1,021.70	$3.52	0.69%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

The iShares MSCI Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, as represented by the MSCI Emerging Markets Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 23.80%, net of fees, while the total return for the Index was 24.53%.

The robust performance of the Index for the reporting period was led by stocks in China, which represented about 27% of the Index on average. As a major global exporter, China capitalized on strengthening economic growth in many regions of the world. Chinese stocks also benefited from government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

South Korea and Taiwan were also meaningful contributors to the Index’s return for the reporting period, as stocks in both countries gained due to strong growth in technology-related companies. Taiwan’s technology-heavy equity market rose to its highest level in 27 years, led by component suppliers that benefited from robust smartphone production. South Korea’s stock market reached an all-time high during the reporting period, despite tepid economic growth.

In contrast, stocks in the Philippines and Qatar detracted from the Index’s return for the reporting period. Slowing economic growth and political controversies involving the newly elected Philippine president negatively affected the Philippine equity market, while the stock market in Qatar declined amid the country’s growing diplomatic crisis with Saudi Arabia and other neighboring countries in the Middle East.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period, benefiting from growing demand for a range of technological devices. Sector gains were driven primarily by several large technology companies with diversified businesses and strong profit growth. The financials sector also contributed meaningfully to the Index’s return for the reporting period, led by strong performance from banks and the insurance industry. Other notable contributors included the economically sensitive materials and consumer discretionary sectors.

Currency fluctuations had a positive impact on the Index’s return, particularly gains by the Taiwanese new dollar, Indian rupee, and Brazilian real relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Information Technology	26.97%
Financials	23.93
Consumer Discretionary	10.23
Materials	7.44
Energy	6.62
Consumer Staples	6.55
Industrials	5.45
Telecommunication Services	5.22
Real Estate	2.78
Utilities	2.59
Health Care	2.22

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*
China	29.06%
South Korea	14.59
Taiwan	11.87
India	8.72
Brazil	7.22
South Africa	6.79
Mexico	3.57
Russia	3.26
Indonesia	2.27
Malaysia	2.24

TOTAL	89.59%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.14%

EXCHANGE-TRADED FUNDS — 100.14%
iShares MSCI Emerging Markets ETF[a]	8,795,358	$394,295,899

		394,295,899

TOTAL INVESTMENT COMPANIES
(Cost: $343,142,968)		394,295,899

TOTAL INVESTMENTS IN SECURITIES — 100.14%
(Cost: $343,142,968)[b]		394,295,899
Other Assets, Less Liabilities — (0.14)%		(538,525)

NET ASSETS — 100.00%		$393,757,374

[a]	Affiliated issuer. See Schedule 1.
[b]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $348,640,976. Net unrealized appreciation was $45,636,711, of which $52,196,052 represented gross unrealized appreciation on investments and $6,559,341 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	—	—	$—	$14,970	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	119,104	—	(119,104)[b]	—	—	6	—	2,789
iShares MSCI Emerging Markets ETF	4,928,896	5,803,170	(1,936,708)	8,795,358	394,295,899	1,778,662	65,227,894	3,628,622

					$394,295,899	$1,793,638	$65,227,894	$3,631,411

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
BRL	84,297,000	USD	26,579,537	MS	09/06/2017	$196,170
CLP	4,138,887,000	USD	6,595,836	MS	09/06/2017	23,826
EUR	7,170,000	USD	8,533,806	MS	09/06/2017	2,145
INR	2,252,428,000	USD	35,188,689	MS	09/06/2017	41,082
MXN	253,738,000	USD	14,182,888	MS	09/06/2017	6,592
RUB	590,037,000	USD	10,057,533	MS	09/06/2017	112,748
TRY	16,387,000	USD	4,728,250	MS	09/06/2017	9,882
TWD	412,000	USD	13,623	MS	09/06/2017	34
USD	1,193,803	BRL	3,756,000	MS	09/06/2017	765
USD	117,355	EUR	98,000	MS	09/06/2017	685
USD	80,651,213	HKD	629,314,000	MS	09/06/2017	233,131
USD	225,274	INR	14,384,000	MS	09/06/2017	297
USD	72,963,308	KRW	81,984,438,000	MS	09/06/2017	225,876
USD	13,467,324	MXN	240,542,000	MS	09/06/2017	15,788
USD	62,538	TRY	216,000	MS	09/06/2017	84
USD	828,052	TWD	24,923,000	MS	09/06/2017	1,884
ZAR	341,608,000	USD	26,085,609	MS	09/06/2017	169,890
BRL	1,091,000	USD	344,740	MS	10/05/2017	229
CLP	32,270,000	USD	51,508	MS	10/05/2017	64
INR	48,547,000	USD	756,726	MS	10/05/2017	283
USD	2,153,726	BRL	6,809,000	MS	10/05/2017	751
USD	9,548	MXN	171,000	MS	10/05/2017	30
USD	132,076	TRY	460,000	MS	10/05/2017	144
USD	508,718	TWD	15,294,000	MS	10/05/2017	104
USD	706,170	ZAR	9,224,000	MS	10/05/2017	572
KRW	893,867,000	USD	795,076	MS	10/10/2017	65

						1,043,121

HKD	629,314,000	USD	80,423,075	MS	09/06/2017	(4,993)
KRW	81,984,438,000	USD	72,848,366	MS	09/06/2017	(110,933)
TWD	1,907,738,000	USD	63,274,892	MS	09/06/2017	(35,657)
USD	25,367,428	BRL	80,541,000	MS	09/06/2017	(215,240)
USD	6,373,241	CLP	4,138,887,000	MS	09/06/2017	(246,422)
USD	8,302,613	EUR	7,072,000	MS	09/06/2017	(116,668)
USD	34,740,430	INR	2,238,044,000	MS	09/06/2017	(264,364)
USD	735,715	MXN	13,196,000	MS	09/06/2017	(2,229)
USD	9,833,896	RUB	590,037,000	MS	09/06/2017	(336,385)
USD	4,522,695	TRY	16,171,000	MS	09/06/2017	(152,984)
USD	62,325,490	TWD	1,883,227,000	MS	09/06/2017	(101,235)
USD	26,005,435	ZAR	341,608,000	MS	09/06/2017	(250,063)
MXN	1,738,000	USD	97,247	MS	10/05/2017	(510)
TRY	79,000	USD	22,671	MS	10/05/2017	(14)
USD	26,458,569	BRL	84,297,000	MS	10/05/2017	(195,766)
USD	6,641,219	CLP	4,171,277,000	MS	10/05/2017	(25,091)
USD	8,911,603	EUR	7,476,000	MS	10/05/2017	(2,710)
USD	35,333,750	INR	2,268,069,000	MS	10/05/2017	(32,990)
USD	14,116,106	MXN	253,738,000	MS	10/05/2017	(6,930)
USD	10,363,102	RUB	610,949,000	MS	10/05/2017	(111,070)
USD	4,675,142	TRY	16,343,000	MS	10/05/2017	(12,182)
USD	63,333,710	TWD	1,907,738,000	MS	10/05/2017	(109,523)
USD	25,962,221	ZAR	341,608,000	MS	10/05/2017	(169,402)
ZAR	3,747,000	USD	286,851	MS	10/05/2017	(220)
USD	84,560,689	HKD	661,090,000	MS	10/10/2017	(1,957)

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EMERGING MARKETS ETF

August 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	71,944,858	KRW	80,970,305,000	MS	10/10/2017	$(82,444)

						(2,587,982)

			Net unrealized depreciation			$(1,544,861)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

BRL — Brazilian Real

CLP — Chilean Peso

EUR — Euro

HKD — Hong Kong Dollar

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican Peso

RUB — New Russian Ruble

TRY — Turkish Lira

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$394,295,899	$—	$—	$394,295,899

Total	$394,295,899	$—	$—	$394,295,899

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$1,043,121	$—	$1,043,121
Liabilities:
Forward currency contracts	—	(2,587,982)	—	(2,587,982)

Total	$—	$(1,544,861)	$—	$(1,544,861)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.99%

EXCHANGE-TRADED FUNDS — 99.99%
iShares Edge MSCI Min Vol Emerging Markets ETF[a]	112,856	$6,561,448

		6,561,448

TOTAL INVESTMENT COMPANIES
(Cost: $5,755,687)		6,561,448

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	3,008	3,008

		3,008

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,008)		3,008

Value
TOTAL INVESTMENTS IN SECURITIES — 100.03%
(Cost: $5,758,695)[c]	$6,564,456
Other Assets, Less Liabilities — (0.03)%	(2,103)

NET ASSETS — 100.00%	$6,562,353

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $5,773,467. Net unrealized appreciation was $788,763, of which $820,297 represented gross unrealized appreciation on investments and $31,534 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	3,286	—	(278)[b]	3,008	$3,008	$—	$—	$22
iShares Edge MSCI Min Vol Emerging Markets ETF	115,665	80,735	(83,544)	112,856	6,561,448	18,322	480,039	185,655

					$6,564,456	$18,322	$480,039	$185,677

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
BRL	378,000	USD	119,288	JPM	09/06/2017	$778
CLP	186,794,000	USD	297,618	JPM	09/06/2017	1,137
EUR	4,000	USD	4,725	JPM	09/06/2017	37
INR	27,174,000	USD	424,547	JPM	09/06/2017	476
PLN	685,000	USD	191,764	MS	09/06/2017	258
RUB	1,072,000	USD	18,272	JPM	09/06/2017	206
RUB	10,000	USD	165	MS	09/06/2017	7

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

August 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
TWD	39,000	USD	1,290	MS	09/06/2017	$3
USD	3,814	BRL	12,000	BNP	09/06/2017	2
USD	24,350	HKD	190,000	BNP	09/06/2017	71
USD	1,130,261	HKD	8,819,000	SSB	09/06/2017	3,307
USD	1,261,690	KRW	1,417,243,000	BNP	09/06/2017	4,298
USD	170,939	MXN	3,051,000	GS	09/06/2017	321
USD	20,445	RUB	1,082,000	BNP	09/06/2017	1,795
ZAR	1,689,000	USD	129,237	JPM	09/06/2017	577
BRL	3,000	USD	948	DB	10/05/2017	1
CLP	1,431,000	USD	2,286	DB	10/05/2017	1
EUR	1,000	USD	1,191	BNP	10/05/2017	2
INR	440,000	USD	6,858	BNP	10/05/2017	3
RUB	11,000	USD	188	BNP	10/05/2017	—
USD	1,581	BRL	5,000	JPM	10/05/2017	—
USD	74,069	EUR	62,000	SSB	10/05/2017	140
USD	171,451	MXN	3,078,000	BBP	10/05/2017	129
USD	1,297	TWD	39,000	DB	10/05/2017	—
USD	1,966,461	TWD	59,102,000	JPM	10/05/2017	981
USD	3,445	ZAR	45,000	SSB	10/05/2017	3
KRW	13,903,000	USD	12,366	BNP	10/10/2017	2

						14,535

EUR	62,000	USD	73,950	SSB	09/06/2017	(139)
HKD	8,970,000	USD	1,146,268	BNP	09/06/2017	(20)
HKD	39,000	USD	4,998	SCB	09/06/2017	(14)
KRW	1,416,847,000	USD	1,260,114	JPM	09/06/2017	(3,073)
KRW	396,000	USD	354	MS	09/06/2017	(3)
MXN	3,078,000	USD	172,252	BBP	09/06/2017	(125)
TWD	59,407,000	USD	1,973,633	JPM	09/06/2017	(4,362)
USD	115,156	BRL	366,000	BNP	09/06/2017	(1,099)
USD	286,613	CLP	186,241,000	BNP	09/06/2017	(11,257)
USD	849	CLP	553,000	MS	09/06/2017	(35)
USD	77,461	EUR	66,000	SSB	09/06/2017	(1,112)
USD	420,741	INR	27,100,000	BNP	09/06/2017	(3,124)
USD	1,150	INR	74,000	MS	09/06/2017	(8)
USD	501	MXN	9,000	BNP	09/06/2017	(2)
USD	1,003	MXN	18,000	GS	09/06/2017	(4)
USD	2,493	PLN	9,000	BNP	09/06/2017	(30)
USD	554	PLN	2,000	CITI	09/06/2017	(6)
USD	185,543	PLN	674,000	MS	09/06/2017	(3,394)
USD	1,968,411	TWD	59,446,000	BNP	09/06/2017	(2,153)
USD	127,698	ZAR	1,676,000	BNP	09/06/2017	(1,117)
USD	977	ZAR	13,000	SSB	09/06/2017	(22)
MXN	24,000	USD	1,343	JPM	10/05/2017	(7)
MXN	35,000	USD	1,954	SSB	10/05/2017	(6)
TWD	52,000	USD	1,730	BNP	10/05/2017	(1)
USD	118,748	BRL	378,000	JPM	10/05/2017	(774)
USD	302,118	CLP	189,842,000	JPM	10/05/2017	(1,278)
USD	390	INR	25,000	DB	10/05/2017	—
USD	423,403	INR	27,174,000	JPM	10/05/2017	(330)
USD	280	PLN	1,000	DB	10/05/2017	(1)
USD	191,798	PLN	685,000	MS	10/05/2017	(256)
USD	7,837	PLN	28,000	SSB	10/05/2017	(14)
USD	171	RUB	10,000	DB	10/05/2017	—
USD	17,680	RUB	1,042,000	JPM	10/05/2017	(184)
USD	128,630	ZAR	1,689,000	JPM	10/05/2017	(572)
ZAR	14,000	USD	1,071	DB	10/05/2017	—
KRW	5,790,000	USD	5,151	DB	10/10/2017	—

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EM CURRENCY HEDGED ETF

August 31, 2017

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	1,147,357	HKD	8,970,000	BNP	10/10/2017	$(32)
USD	54,741	HKD	428,000	JPM	10/10/2017	(6)
USD	8,570	HKD	67,000	MS	10/10/2017	—
USD	1,260,215	KRW	1,416,847,000	JPM	10/10/2017	(144)

						(34,704)

				Net unrealized depreciation		$(20,169)

Counterparties:

BBP — Barclays Bank PLC Wholesale

BNP — BNP Paribas SA

CITI — Citibank N.A. London

DB — Deutsche Bank AG

GS — Goldman Sachs International

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

SCB — Standard Chartered Bank

SSB — State Street Bank London

Currency abbreviations:

BRL — Brazilian Real

CLP — Chilean Peso

EUR — Euro

HKD — Hong Kong Dollar

INR — Indian Rupee

KRW — South Korean Won

MXN — Mexican Peso

PLN — Polish Zloty

RUB — New Russian Ruble

TWD — Taiwan New Dollar

USD — United States Dollar

ZAR — South African Rand

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$6,561,448	$—	$—	$6,561,448
Money market funds	3,008	—	—	3,008

Total	$6,564,456	$—	$—	$6,564,456

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$14,535	$—	$14,535
Liabilities:
Forward currency contracts	—	(34,704)	—	(34,704)

Total	$—	$(20,169)	$—	$(20,169)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.42%

BRAZIL — 1.83%
Ambev SA	3,897,600	$24,601,165
Cielo SA	1,600,816	11,411,687
CPFL Energia SA	1,116,800	9,615,316
EDP — Energias do Brasil SA	487,200	2,359,780
Equatorial Energia SA	626,400	12,167,862
Raia Drogasil SA	626,400	13,806,302

		73,962,112
CHILE — 3.87%
Aguas Andinas SA Series A	43,170,792	27,572,867
Banco de Chile	414,012,120	60,305,947
Banco de Credito e Inversiones	90,438	5,864,856
Cia. Cervecerias Unidas SA	162,864	2,220,164
Colbun SA	18,059,112	4,350,406
Empresas COPEC SA	307,632	3,927,051
Enel Americas SA	18,459,312	3,982,129
Enel Generacion Chile SA	5,916,696	5,015,502
SACI Falabella	4,259,520	42,824,972

		156,063,894
CHINA — 23.49%
3SBio Inc.[a,b,c]	5,568,000	7,655,026
AAC Technologies Holdings Inc.	2,436,000	44,415,693
Agricultural Bank of China Ltd. Class H	27,840,000	13,090,379
Alibaba Group Holding Ltd. ADR[a]	195,576	33,588,222
ANTA Sports Products Ltd.	4,176,000	16,434,118
Autohome Inc. ADR[a]	48,024	3,086,502
Baidu Inc. ADR[a]	70,992	16,189,726
Bank of China Ltd. Class H	62,640,000	32,974,950
Bank of Communications Co. Ltd. Class H	4,856,000	3,710,351
Beijing Capital International Airport Co. Ltd. Class H	6,960,000	11,258,438
Beijing Enterprises Water Group Ltd.[c]	2,784,000	2,365,517
China CITIC Bank Corp. Ltd. Class H	7,656,000	5,057,404
China Construction Bank Corp. Class H	38,280,000	33,552,990
China Everbright Bank Co. Ltd. Class H	20,880,000	10,031,215
China Gas Holdings Ltd.	1,392,000	3,514,482

Security	Shares	Value
China Huarong Asset Management Co. Ltd. Class Hb	9,048,000	$3,861,306
China Huishan Dairy Holdings Co. Ltd.[c,d]	70,195,000	90
China Medical System Holdings Ltd.[c]	7,656,000	14,086,387
China Mengniu Dairy Co. Ltd.	7,656,000	17,881,885
China Merchants Port Holdings Co. Ltd.	1,132,000	3,702,726
China Mobile Ltd.	3,828,000	40,596,183
China Petroleum & Chemical Corp. Class H	18,096,000	13,849,835
China Resources Beer Holdings Co. Ltd.	6,960,000	17,465,696
China Resources Gas Group Ltd.	5,570,000	19,642,622
China Resources Power Holdings Co. Ltd.	2,790,000	5,119,103
China Telecom Corp. Ltd. Class H	18,096,000	9,294,881
China Unicom Hong Kong Ltd.[a]	2,784,000	4,055,172
COSCO SHIPPING Ports Ltd.[c]	13,920,000	16,451,903
CSPC Pharmaceutical Group Ltd.	25,056,000	39,121,737
Fullshare Holdings Ltd.[c]	18,120,000	7,223,505
Fuyao Glass Industry Group Co. Ltd. Class Hb	835,200	2,662,541
Guangdong Investment Ltd.[c]	32,016,000	47,288,996
Hengan International Group Co. Ltd.	2,088,000	17,447,911
Industrial & Commercial Bank of China Ltd. Class H	34,800,000	26,056,258
Jiangsu Expressway Co. Ltd. Class H	19,488,000	29,880,214
Lenovo Group Ltd.[c]	6,960,000	3,806,170
NetEase Inc. ADR	89,784	24,766,019
New Oriental Education & Technology Group Inc. ADR	192,096	15,703,848
Semiconductor Manufacturing International Corp.[a,c]	14,268,000	13,417,639
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	13,920,000	11,116,151
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	8,143,200	13,134,982

CONSOLIDATED SCHEDULES OF INVESTMENTS	21

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	2,992,800	$7,364,939
Shenzhou International Group Holdings Ltd.	4,872,000	39,031,029
Sihuan Pharmaceutical Holdings Group Ltd.	32,016,000	12,313,138
Sino Biopharmaceutical Ltd.	18,096,000	15,884,535
Sinopharm Group Co. Ltd. Class H	835,600	3,774,184
Sun Art Retail Group Ltd.	5,220,000	4,808,847
Sunny Optical Technology Group Co. Ltd.	200,000	2,867,200
TAL Education Group Class A ADR	1,411,488	42,951,580
Tencent Holdings Ltd.	1,670,400	70,218,503
TravelSky Technology Ltd. Class H	6,264,000	17,127,765
Tsingtao Brewery Co. Ltd. Class H	1,834,000	7,604,124
Want Want China Holdings Ltd.[c]	3,480,000	2,303,267
Yum China Holdings Inc.[a]	1,570,872	55,546,034
Zhejiang Expressway Co. Ltd. Class H	9,744,000	12,188,637

		948,542,555
COLOMBIA — 0.53%
Grupo Argos SA/Colombia	199,752	1,423,120
Interconexion Electrica SA ESP	4,388,280	19,908,829

		21,331,949
CZECH REPUBLIC — 0.56%
CEZ AS	100,224	1,897,854
Komercni Banka AS	240,816	10,594,606
Moneta Money Bank ASb	758,640	2,655,582
O2 Czech Republic AS	598,560	7,492,694

		22,640,736
EGYPT — 0.40%
Commercial International Bank Egypt SAE	3,421,536	16,323,013

		16,323,013
GREECE — 1.10%
Hellenic Telecommunications Organization SA	679,015	8,637,902
JUMBO SA	1,120,560	18,651,265
OPAP SA	361,400	4,034,585
Titan Cement Co. SA	460,752	13,064,739

		44,388,491

Security	Shares	Value
HUNGARY — 0.97%
MOL Hungarian Oil & Gas PLC	149,640	$13,868,780
Richter Gedeon Nyrt	970,224	25,228,549

		39,097,329
INDIA — 6.11%
Asian Paints Ltd.	1,387,128	25,356,226
Cadila Healthcare Ltd.	311,808	2,438,810
Cipla Ltd.	293,712	2,627,620
Coal India Ltd.	432,216	1,605,101
Dabur India Ltd.	5,942,448	29,291,024
HCL Technologies Ltd.	1,848,576	25,022,159
Hindustan Unilever Ltd.	1,011,984	19,309,243
Infosys Ltd.	1,788,024	25,591,249
Lupin Ltd.	150,336	2,303,382
Marico Ltd.	2,932,248	14,469,449
Nestle India Ltd.	32,016	3,566,515
Sun Pharmaceuticals Industries Ltd.	653,544	4,918,992
Tata Consultancy Services Ltd.	817,104	31,908,294
Tech Mahindra Ltd.	1,848,576	12,380,952
Titan Co. Ltd.	535,920	5,173,403
Wipro Ltd.	8,711,832	40,761,173

		246,723,592
INDONESIA — 4.95%
Bank Central Asia Tbk PT	34,869,600	49,526,227
Bank Rakyat Indonesia Persero Tbk PT	3,410,400	3,866,160
Gudang Garam Tbk PT	1,670,300	8,663,226
Hanjaya Mandala Sampoerna Tbk PT	88,531,200	24,153,318
Indofood CBP Sukses Makmur Tbk PT	10,579,200	6,918,267
Indofood Sukses Makmur Tbk PT	15,033,600	9,436,846
Jasa Marga Persero Tbk PT	5,707,295	2,491,755
Kalbe Farma Tbk PT	146,786,400	18,813,127
Telekomunikasi Indonesia Persero Tbk PT	106,766,400	37,530,686
Unilever Indonesia Tbk PT	10,161,600	38,500,141

		199,899,753
MALAYSIA — 6.95%
DiGi.Com Bhd[c]	3,410,400	3,865,200
HAP Seng Consolidated Bhd	2,714,400	5,771,397
Hartalega Holdings Bhd	1,670,400	2,655,899

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Hong Leong Bank Bhd	10,300,800	$37,242,560
IHH Healthcare Bhd	31,946,400	44,809,492
Malayan Banking Bhd	20,532,000	45,482,431
Maxis Bhd[c]	18,583,200	25,151,831
Petronas Chemicals Group Bhd	6,194,400	10,385,647
Petronas Dagangan Bhd	1,044,000	5,965,016
Petronas Gas Bhd	5,498,400	23,690,565
Public Bank Bhd	10,216,580	49,282,648
Telekom Malaysia Bhd[c]	7,099,200	10,689,113
Tenaga Nasional Bhd	3,828,000	12,800,337
Westports Holdings Bhd[c]	2,992,800	2,628,029

		280,420,165
MEXICO — 2.58%
Arca Continental SAB de CV	3,897,600	28,604,232
Coca-Cola Femsa SAB de CV Series L	556,800	4,577,739
Gruma SAB de CV Series B	661,200	9,728,009
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,088,000	23,103,869
Grupo Aeroportuario del Sureste SAB de CV Series B	459,360	9,399,963
Infraestructura Energetica Nova SAB de CV	1,600,800	8,725,798
Wal-Mart de Mexico SAB de CV	8,282,400	20,210,213

		104,349,823
PAKISTAN — 0.29%
Habib Bank Ltd.	1,948,700	3,290,932
Lucky Cement Ltd.	556,800	3,159,787
MCB Bank Ltd.	2,783,900	5,119,518

		11,570,237
PERU — 1.22%
Credicorp Ltd.	243,600	49,411,824

		49,411,824
PHILIPPINES — 3.39%
Aboitiz Equity Ventures Inc.	16,216,800	23,594,699
Aboitiz Power Corp.	24,568,800	18,965,558
Bank of the Philippine Islands	12,806,404	26,503,775
BDO Unibank Inc.	10,739,283	26,675,061
Jollibee Foods Corp.	4,412,640	20,541,154
Metropolitan Bank & Trust Co.	4,322,161	7,399,283
Security Bank Corp.	1,357,200	6,630,839
Universal Robina Corp.	2,303,760	6,577,669

		136,888,038

Security	Shares	Value
POLAND — 1.50%
Bank Pekao SA	396,024	$14,180,128
Bank Zachodni WBK SA	82,824	8,566,561
Cyfrowy Polsat SA	533,136	3,998,446
Grupa Lotos SAa	176,088	2,900,470
PGE Polska Grupa Energetyczna SA	4,306,848	17,198,948
Polski Koncern Naftowy ORLEN SA	416,904	13,755,242

		60,599,795
QATAR — 1.94%
Commercial Bank PQSC (The)[a]	725,232	5,937,292
Doha Bank QPSC	522,972	4,331,709
Masraf Al Rayan QSC	226,200	2,369,936
Qatar Electricity & Water Co. QSC	462,144	23,606,944
Qatar Gas Transport Co. Ltd.	453,835	2,117,585
Qatar Insurance Co. SAQ	469,800	8,515,427
Qatar Islamic Bank SAQ	623,616	15,927,577
Qatar National Bank QPSC	430,128	15,427,317

		78,233,787
RUSSIA — 0.21%
Rosneft Oil Co. PJSC	371,300	1,953,841
Rosneft Oil Co. PJSC GDR	1,290,771	6,712,009

		8,665,850
SOUTH AFRICA — 2.01%
Bidvest Group Ltd. (The)	343,128	4,526,201
Fortress Income Fund Ltd. Class A	7,168,104	9,673,287
NEPI Rockcastle PLC[a]	890,184	12,910,151
Pick n Pay Stores Ltd.	1,921,656	9,459,323
Sappi Ltd.	260,304	1,750,380
SPAR Group Ltd. (The)	708,528	9,215,361
Tiger Brands Ltd.	77,952	2,416,977
Vodacom Group Ltd.	2,245,296	31,369,363

		81,321,043
SOUTH KOREA — 10.39%
Cheil Worldwide Inc.	177,480	2,990,528
CJ CheilJedang Corp.[c]	11,136	3,579,993
CJ Logistics Corp.[a,c]	52,200	7,823,519
Coway Co. Ltd.	70,992	6,220,299
Dongbu Insurance Co. Ltd.	438,480	29,242,370
E-MART Inc.	27,144	5,392,210
GS Retail Co. Ltd.	127,368	4,557,732

CONSOLIDATED SCHEDULES OF INVESTMENTS	23

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Hanssem Co. Ltd.[c]	43,152	$6,505,711
Hanwha Life Insurance Co. Ltd.	475,368	3,085,929
Hyundai Marine & Fire Insurance Co. Ltd.	265,176	10,864,785
Kakao Corp.[c]	36,192	3,947,868
Kangwon Land Inc.	718,968	21,997,513
Kia Motors Corp.	225,504	7,089,497
Korea Electric Power Corp.	107,184	4,077,859
KT Corp.	262,836	7,272,511
KT&G Corp.	389,760	39,577,439
LG Display Co. Ltd.	95,352	2,634,103
Lotte Confectionery Co. Ltd.	23,664	4,144,768
NAVER Corp.	48,719	32,620,473
NCsoft Corp.[c]	48,024	16,375,690
S-1 Corp.	281,880	22,423,409
Samsung Biologics Co. Ltd.[a,b,c]	162,168	40,700,199
Samsung Electro-Mechanics Co. Ltd.	59,160	5,299,007
Samsung Electronics Co. Ltd.	13,224	27,161,036
Samsung Fire & Marine Insurance Co. Ltd.	92,568	22,698,698
Samsung Life Insurance Co. Ltd.	257,520	26,377,758
Samsung SDI Co. Ltd.	60,552	10,552,029
SK Hynix Inc.	239,424	14,565,880
SK Telecom Co. Ltd.	132,240	29,729,372

		419,508,185
TAIWAN — 16.30%
Advanced Semiconductor Engineering Inc.	2,784,890	3,358,958
Advantech Co. Ltd.	2,903,333	21,405,335
Asustek Computer Inc.	1,667,000	13,809,271
Chicony Electronics Co. Ltd.	7,695,085	19,327,593
Chunghwa Telecom Co. Ltd.	15,312,000	53,274,131
Delta Electronics Inc.	2,327,000	12,761,142
EVA Airways Corp.	6,452,582	3,356,822
Far EasTone Telecommunications Co. Ltd.	18,792,000	45,580,516
First Financial Holding Co. Ltd.	58,200,159	37,798,572
Formosa Petrochemical Corp.	5,568,000	19,649,160
Formosa Plastics Corp.	2,784,840	8,664,849
Formosa Taffeta Co. Ltd.	7,656,000	7,610,590
Foxconn Technology Co. Ltd.	3,213,331	10,200,375
Hon Hai Precision Industry Co. Ltd.	12,528,125	48,777,451
Hua Nan Financial Holdings Co. Ltd.	52,200,034	29,145,120

Security	Shares	Value
Lite-On Technology Corp.	16,008,752	$23,685,039
Novatek Microelectronics Corp.	541,000	2,106,349
Phison Electronics Corp.	152,000	2,049,902
Powertech Technology Inc.	2,785,000	8,453,097
President Chain Store Corp.	2,786,000	23,309,752
Quanta Computer Inc.	2,784,000	6,337,546
Siliconware Precision Industries Co. Ltd.	28,536,000	45,197,681
Standard Foods Corp.	1,819,476	4,648,318
Synnex Technology International Corp.	14,616,000	16,321,257
TaiMed Biologics Inc.[a]	349,000	2,509,460
Taiwan Business Bank	15,055,476	4,160,597
Taiwan Cooperative Financial Holding Co. Ltd.	98,929,770	52,121,785
Taiwan Mobile Co. Ltd.	13,920,000	49,814,772
Taiwan Semiconductor Manufacturing Co. Ltd.	8,352,000	59,916,101
Transcend Information Inc.	3,480,000	10,378,077
United Microelectronics Corp.	8,352,000	4,165,068
WPG Holdings Ltd.	6,264,000	8,157,169

		658,051,855
THAILAND — 6.71%
Advanced Info Service PCL NVDR	1,809,600	10,218,340
Airports of Thailand PCL NVDR	15,247,800	25,026,505
Bangkok Dusit Medical Services PCL NVDR[c]	38,280,000	24,094,323
Bangkok Expressway & Metro PCL	71,537,000	16,804,355
BTS Group Holdings PCL NVDR	96,604,800	25,165,834
Bumrungrad Hospital PCL NVDR	3,312,600	21,748,134
Central Pattana PCL NVDR	1,392,000	3,018,341
CP ALL PCL NVDR	15,451,200	28,850,306
Delta Electronics Thailand PCL NVDR	6,659,000	17,848,246
Electricity Generating PCL NVDR	2,205,300	15,541,039
Glow Energy PCL NVDR	8,421,600	21,748,297
Home Product Center PCL NVDR	25,709,400	7,742,629
Kasikornbank PCL NVDR	1,531,200	9,268,821
KCE Electronics PCL NVDR	4,384,800	11,554,585
Minor International PCL NVDR[c]	3,310,500	3,963,029
Robinson PCL NVDR	3,310,500	5,732,683
Siam Cement PCL (The) Foreign	1,183,200	17,816,594

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Thai Union Group PCL NVDR	7,864,800	$4,689,747

		270,831,808
UNITED ARAB EMIRATES — 2.12%
DP World Ltd.	942,384	21,618,289
Dubai Islamic Bank PJSC	3,866,976	6,411,446
Emirates Telecommunications Group Co. PJSC	5,135,088	25,164,462
First Abu Dhabi Bank PJSC	11,380,296	32,222,122

		85,416,319
TOTAL COMMON STOCKS
(Cost: $3,442,143,464)		4,014,242,153

PREFERRED STOCKS — 0.27%

COLOMBIA — 0.16%
Grupo de Inversiones Suramericana SA, Preference Shares	459,360	6,277,057

		6,277,057
RUSSIA — 0.05%
Transneft PJSC, Preference Shares	695	2,129,578

		2,129,578
SOUTH KOREA — 0.06%
Samsung Electronics Co. Ltd., Preference Shares	1,392	2,326,996

		2,326,996

TOTAL PREFERRED STOCKS
(Cost: $7,841,928)		10,733,631

SHORT-TERM INVESTMENTS — 2.22%

MONEY MARKET FUNDS — 2.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	84,571,230	84,596,601
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	4,920,351	4,920,351

		89,516,952

TOTAL SHORT-TERM INVESTMENTS
(Cost: $89,502,029)		89,516,952

Value
TOTAL INVESTMENTS IN SECURITIES — 101.91%
(Cost: $3,539,487,421)[h]	$4,114,492,736
Other Assets, Less Liabilities — (1.91)%	(77,064,641)

NET ASSETS — 100.00%	$4,037,428,095

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,593,723,443. Net unrealized appreciation was $520,769,293, of which $700,768,390 represented gross unrealized appreciation on investments and $179,999,097 represented gross unrealized depreciation on investments.

CONSOLIDATED SCHEDULES OF INVESTMENTS	25

Consolidated Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL EMERGING MARKETS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	110,089,754	—	(25,518,524)[b]	84,571,230	$84,596,601	$12,206	$14,923	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	10,381,725	—	(5,461,374)[b]	4,920,351	4,920,351	445	—	25,146

					$89,516,952	$12,651	$14,923	$25,146

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,014,242,063	$—	$90	$4,014,242,153
Preferred stocks	10,733,631	—	—	10,733,631
Money market funds	89,516,952	—	—	89,516,952

Total	$4,114,492,646	$—	$90	$4,114,492,736

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 95.85%

BRAZIL — 4.56%
Ambev SA	33,448,615	$211,123,486
B3 SA-Brasil Bolsa Balcao	14,711,401	103,423,283
Banco Bradesco SA	6,508,438	66,709,188
Banco do Brasil SA	6,094,874	59,467,855
Banco Santander Brasil SA Units	2,971,300	26,479,128
BB Seguridade Participacoes SA	4,954,700	43,650,554
BR Malls Participacoes SA	5,838,488	25,235,881
BRF SAa	3,193,485	43,155,614
CCR SA	8,601,100	47,728,458
Centrais Eletricas Brasileiras SAa	1,381,200	7,734,667
Cia. de Saneamento Basico do Estado de Sao Paulo	2,437,024	24,901,181
Cia. Siderurgica Nacional SAa	4,426,128	12,224,269
Cielo SA	8,656,876	61,712,002
Cosan SA Industria e Comercio	1,123,400	13,778,069
CPFL Energia SA	1,760,467	15,157,098
Duratex SA	2,218,055	6,062,475
EDP-Energias do Brasil SA	2,146,600	10,397,173
Embraer SA	4,741,500	27,019,369
Engie Brasil Energia SA	1,140,900	13,089,828
Equatorial Energia SA	1,410,800	27,404,884
Fibria Celulose SA	1,767,061	23,469,459
Hypermarcas SA	2,461,100	23,082,223
JBS SA	5,792,065	15,959,956
Klabin SA Units	4,153,000	22,596,692
Kroton Educacional SA	9,794,680	55,939,360
Localiza Rent A Car SA	1,185,663	22,439,975
Lojas Americanas SA	1,325,450	6,082,886
Lojas Renner SA	5,034,390	48,960,681
M. Dias Branco SA	734,200	11,457,109
Multiplan Empreendimentos Imobiliarios SA	600,003	13,937,682
Natura Cosmeticos SA	1,219,600	11,434,537
Odontoprev SA	1,907,600	8,984,930
Petroleo Brasileiro SAa	21,082,274	93,603,702
Porto Seguro SA	808,400	8,928,125
Qualicorp SA	1,594,700	17,662,857

Security	Shares	Value
Raia Drogasil SA	1,645,400	$36,265,788
Rumo SAa	5,707,000	18,736,452
Sul America SA	1,411,736	8,067,191
TIM Participacoes SA	5,965,376	21,385,829
Transmissora Alianca de Energia Eletrica SA Units	1,347,200	9,633,714
Ultrapar Participacoes SA	2,565,000	59,876,766
Vale SA	20,148,716	224,639,506
WEG SA	4,024,720	26,171,009

		1,635,770,891
CHILE — 1.11%
AES Gener SA	19,202,170	6,719,110
Aguas Andinas SA Series A	19,054,241	12,169,803
Banco de Chile	179,961,937	26,213,665
Banco de Credito e Inversiones	267,078	17,319,866
Banco Santander Chile	472,589,283	34,554,576
Cencosud SA	10,126,782	30,442,869
Cia. Cervecerias Unidas SA	1,027,144	14,002,037
Colbun SA	56,316,834	13,566,618
Empresa Nacional de Telecomunicaciones SA	1,038,800	10,853,810
Empresas CMPC SA	8,917,209	23,274,931
Empresas COPEC SA	3,251,802	41,510,616
Enel Americas SA	206,853,549	44,623,410
Enel Chile SA	140,726,889	16,568,618
Enel Generacion Chile SA	23,294,944	19,746,806
Itau CorpBanca	1,114,596,765	10,650,426
LATAM Airlines Group SA	2,171,351	27,225,502
SACI Falabella	5,034,012	50,611,670

		400,054,333
CHINA — 28.95%
3SBio Inc.[a,b,c]	7,219,000	9,924,863
58.com Inc. ADR[a,c]	645,005	40,396,663
AAC Technologies Holdings Inc.[c]	5,223,000	95,231,184
Agricultural Bank of China Ltd. Class H	185,199,000	87,080,646
Air China Ltd. Class H	12,828,000	11,407,839
Alibaba Group Holding Ltd. ADR[a,c]	8,080,564	1,387,756,061
Alibaba Health Information Technology Ltd.[a,c]	22,842,000	10,652,761
Alibaba Pictures Group Ltd.[a,c]	85,020,000	14,882,533

CONSOLIDATED SCHEDULES OF INVESTMENTS	27

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Aluminum Corp. of China Ltd. Class Ha,c	28,038,000	$20,742,485
Anhui Conch Cement Co. Ltd. Class H	8,779,000	32,753,905
ANTA Sports Products Ltd.[c]	7,586,402	29,855,322
Autohome Inc. ADR[a,c]	372,565	23,944,753
AviChina Industry & Technology Co. Ltd. Class Hc	14,907,000	8,818,738
Baidu Inc. ADR[a]	1,944,999	443,557,022
Bank of China Ltd. Class H	563,546,000	296,661,899
Bank of Communications Co. Ltd. Class H	62,149,600	47,486,997
Beijing Capital International Airport Co. Ltd. Class H	10,868,000	17,579,986
Beijing Enterprises Holdings Ltd.	3,584,500	20,014,521
Beijing Enterprises Water Group Ltd.	33,794,000	28,714,181
Brilliance China Automotive Holdings Ltd.	21,500,000	55,628,669
Byd Co. Ltd. Class Hc	4,554,000	27,115,282
CGN Power Co. Ltd. Class Hb	75,199,000	20,753,961
China Cinda Asset Management Co. Ltd. Class H	62,652,000	23,295,021
China CITIC Bank Corp. Ltd. Class H	63,585,800	42,003,538
China Coal Energy Co. Ltd. Class H	14,829,000	7,465,231
China Communications Construction Co. Ltd. Class H	31,447,000	41,867,991
China Communications Services Corp. Ltd. Class H	17,374,000	9,412,410
China Conch Venture Holdings Ltd.[c]	11,042,500	20,091,510
China Construction Bank Corp. Class H	596,883,760	523,177,506
China Everbright Bank Co. Ltd. Class H	21,710,000	10,429,965
China Everbright International Ltd.	17,456,000	23,062,185

Security	Shares	Value
China Everbright Ltd.	6,510,000	$14,872,490
China Evergrande Group[a,c]	23,651,388	71,469,865
China Galaxy Securities Co. Ltd. Class H	23,263,000	21,074,008
China Gas Holdings Ltd.	12,304,000	31,064,792
China Huarong Asset Management Co. Ltd. Class Hb	43,454,000	18,544,341
China Huishan Dairy Holdings Co. Ltd.[a,c,d]	27,094,000	35
China Jinmao Holdings Group Ltd.	26,560,000	11,809,799
China Life Insurance Co. Ltd. Class H	52,768,000	169,230,852
China Longyuan Power Group Corp. Ltd. Class H	22,511,000	16,854,955
China Medical System Holdings Ltd.[c]	8,924,000	16,419,398
China Mengniu Dairy Co. Ltd.	19,453,000	45,435,777
China Merchants Bank Co. Ltd. Class H	27,663,467	104,271,065
China Merchants Port Holdings Co. Ltd.	9,214,000	30,138,620
China Minsheng Banking Corp. Ltd. Class H	40,434,040	40,349,054
China Mobile Ltd.	43,529,500	461,633,116
China National Building Material Co. Ltd. Class H	20,394,000	12,820,433
China Oilfield Services Ltd. Class Hc	12,816,000	10,512,904
China Overseas Land & Investment Ltd.	27,164,960	94,929,586
China Pacific Insurance Group Co. Ltd. Class H	18,675,400	87,931,117
China Petroleum & Chemical Corp. Class H	180,898,800	138,451,509
China Power International Development Ltd.	23,397,000	7,981,906
China Railway Construction Corp. Ltd. Class H	14,045,500	18,412,796
China Railway Group Ltd. Class H	28,518,000	22,810,173
China Resources Beer Holdings Co. Ltd.	11,514,000	28,893,682

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
China Resources Gas Group Ltd.[c]	6,244,000	$22,019,485
China Resources Land Ltd.	19,595,333	61,216,246
China Resources Power Holdings Co. Ltd.	13,556,999	24,874,433
China Shenhua Energy Co. Ltd. Class H	24,099,000	62,045,353
China Southern Airlines Co. Ltd. Class H	12,946,000	10,106,761
China State Construction International Holdings Ltd.	12,728,000	18,442,017
China Taiping Insurance Holdings Co. Ltd.	11,480,060	34,837,177
China Telecom Corp. Ltd. Class H	98,038,000	50,356,517
China Unicom Hong Kong Ltd.[a]	42,322,000	61,646,187
China Vanke Co. Ltd. Class H	8,555,931	25,635,707
Chongqing Changan Automobile Co. Ltd. Class B	6,113,975	7,999,426
Chongqing Rural Commercial Bank Co. Ltd. Class H	18,277,000	12,727,309
CITIC Ltd.	40,644,000	62,421,772
CITIC Securities Co. Ltd. Class H	16,028,500	35,553,126
CNOOC Ltd.	126,689,000	151,513,016
COSCO SHIPPING Ports Ltd.	11,698,000	13,825,745
Country Garden Holdings Co. Ltd.[c]	38,488,939	51,145,151
CRRC Corp. Ltd. Class H	29,433,300	26,550,875
CSPC Pharmaceutical Group Ltd.	29,932,000	46,734,987
Ctrip.com International Ltd. ADR[a,c]	2,781,221	143,093,820
Dongfeng Motor Group Co. Ltd. Class H	19,258,000	25,000,004
ENN Energy Holdings Ltd.	5,380,000	34,611,222
Far East Horizon Ltd.[c]	14,157,000	12,933,393
Fosun International Ltd.[c]	18,307,000	31,765,240
Fullshare Holdings Ltd.[c]	47,450,000	18,915,856

Security	Shares	Value
Fuyao Glass Industry Group Co. Ltd. Class Hb	3,476,800	$11,083,717
GCL-Poly Energy Holdings Ltd.[a,c]	92,506,000	10,401,303
Geely Automobile Holdings Ltd.	34,792,000	85,530,231
GF Securities Co. Ltd. Class H	9,716,200	20,732,329
GOME Electrical Appliances Holding Ltd.[c]	84,243,200	8,826,406
Great Wall Motor Co. Ltd. Class Hc	22,050,000	27,666,567
Guangdong Investment Ltd.	20,232,110	29,883,688
Guangzhou Automobile Group Co. Ltd. Class H	14,980,742	29,553,968
Guangzhou R&F Properties Co. Ltd. Class H	6,924,400	16,173,109
Haier Electronics Group Co. Ltd.	8,937,000	23,751,458
Haitian International Holdings Ltd.	4,605,000	13,827,150
Haitong Securities Co. Ltd. Class H	22,672,800	38,007,926
Hengan International Group Co. Ltd.	5,115,500	42,746,545
Huaneng Power International Inc. Class H	29,982,000	19,613,981
Huaneng Renewables Corp. Ltd. Class H	33,098,000	10,149,583
Huatai Securities Co. Ltd. Class Hb	11,454,800	25,495,929
Industrial & Commercial Bank of China Ltd. Class H	523,393,085	391,886,932
JD.com Inc. ADR[a,c]	4,666,966	195,592,545
Jiangsu Expressway Co. Ltd. Class H	8,688,000	13,320,982
Jiangxi Copper Co. Ltd. Class H	8,809,000	15,284,864
Kingsoft Corp. Ltd.[c]	5,574,000	13,218,438
Kunlun Energy Co. Ltd.[c]	22,818,000	22,099,476
Lenovo Group Ltd.[c]	51,286,000	28,046,443
Longfor Properties Co. Ltd.	10,438,500	25,074,434
Momo Inc. ADR[a]	758,231	29,214,640
NetEase Inc. ADR	561,424	154,863,196

CONSOLIDATED SCHEDULES OF INVESTMENTS	29

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
New China Life Insurance Co. Ltd. Class Hc	5,537,100	$35,445,024
New Oriental Education & Technology Group Inc. ADR	953,358	77,937,017
Nine Dragons Paper Holdings Ltd.	11,655,000	19,448,703
People’s Insurance Co. Group of China Ltd. (The) Class H	49,397,000	23,289,605
PetroChina Co. Ltd. Class H	149,528,000	95,527,346
PICC Property & Casualty Co. Ltd. Class H	32,554,128	61,144,667
Ping An Insurance Group Co. of China Ltd. Class H	36,991,500	293,750,260
Semiconductor Manufacturing International Corp.[a,c]	19,623,999	18,454,425
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	13,272,000	10,598,675
Shanghai Electric Group Co. Ltd. Class Ha,c	20,094,000	9,114,439
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	3,323,500	12,484,703
Shanghai Industrial Holdings Ltd.	3,581,000	10,889,714
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	7,038,921	11,353,780
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	5,000,700	12,306,152
Shenzhou International Group Holdings Ltd.[c]	4,001,000	32,053,191
Shimao Property Holdings Ltd.	8,538,500	17,630,236
Sihuan Pharmaceutical Holdings Group Ltd.	26,358,000	10,137,109
SINA Corp./China[a]	404,900	41,230,967
Sino Biopharmaceutical Ltd.	31,585,000	27,725,080
Sino-Ocean Group Holding Ltd.	21,644,000	14,933,667

Security	Shares	Value
Sinopec Engineering Group Co. Ltd. Class H	8,876,500	$8,007,218
Sinopec Shanghai Petrochemical Co. Ltd. Class H	24,815,000	15,472,813
Sinopharm Group Co. Ltd. Class H	8,398,800	37,935,153
SOHO China Ltd.	15,260,500	8,891,372
Sun Art Retail Group Ltd.[c]	17,123,500	15,774,768
Sunac China Holdings Ltd.[c]	14,598,000	43,832,517
Sunny Optical Technology Group Co. Ltd.	5,054,000	72,454,152
TAL Education Group Class A ADR	1,979,178	60,226,387
Tencent Holdings Ltd.	40,347,000	1,696,064,371
Tingyi Cayman Islands Holding Corp.[c]	13,844,000	18,431,662
TravelSky Technology Ltd. Class H	6,616,000	18,090,245
Tsingtao Brewery Co. Ltd. Class H	2,450,000	10,158,182
Vipshop Holdings Ltd. ADR[a]	2,881,619	26,827,873
Want Want China Holdings Ltd.[c]	37,785,000	25,008,312
Weibo Corp. ADR[a,c]	325,964	32,954,960
Weichai Power Co. Ltd. Class H	13,920,800	14,336,212
Yanzhou Coal Mining Co. Ltd. Class H	13,188,800	13,245,337
Yum China Holdings Inc.[a]	2,732,064	96,605,783
YY Inc. ADR[a]	299,799	22,400,981
Zhejiang Expressway Co. Ltd. Class H	10,092,000	12,623,946
Zhuzhou CRRC Times Electric Co. Ltd. Class H	3,888,600	20,346,156
Zijin Mining Group Co. Ltd. Class H	40,632,000	14,899,966
ZTE Corp. Class Ha	5,261,000	14,351,635

		10,390,089,327
COLOMBIA — 0.28%
Bancolombia SA	1,622,814	18,185,599
Cementos Argos SA	3,216,845	13,064,905
Ecopetrol SA	34,983,894	16,275,474
Grupo Argos SA/Colombia	2,114,497	15,064,596

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Grupo de Inversiones Suramericana SA	1,856,317	$26,160,448
Interconexion Electrica SA ESP	2,741,006	12,435,446

		101,186,468
CZECH REPUBLIC — 0.18%
CEZ AS	1,159,269	21,952,054
Komercni Banka AS	552,787	24,319,649
Moneta Money Bank ASb	3,441,368	12,046,339
O2 Czech Republic AS	438,521	5,489,347

		63,807,389
EGYPT — 0.13%
Commercial International Bank Egypt SAE	7,081,955	33,785,657
Egyptian Financial Group-Hermes Holding Co.	2,468,463	2,891,988
Global Telecom Holding SAE[a]	20,623,793	8,221,489

		44,899,134
GREECE — 0.37%
Alpha Bank AEa	9,756,054	24,705,801
Eurobank Ergasias SAa,c	13,084,444	14,109,372
FF Group[a,c]	238,362	5,922,819
Hellenic Telecommunications Organization SA	1,717,303	21,846,197
JUMBO SA	723,640	12,044,693
National Bank of Greece SAa	38,676,218	15,679,908
OPAP SA	1,574,616	17,578,645
Piraeus Bank SAa	1,995,611	11,174,856
Titan Cement Co. SA	322,172	9,135,269

		132,197,560
HONG KONG — 0.06%
Minth Group Ltd.	4,774,000	21,989,880

		21,989,880
HUNGARY — 0.35%
MOL Hungarian Oil & Gas PLC	324,630	30,087,022
OTP Bank PLC	1,695,383	68,900,927
Richter Gedeon Nyrt	983,931	25,584,969

		124,572,918
INDIA — 8.69%
ACC Ltd.	307,014	8,645,931

Security	Shares	Value
Adani Ports & Special Economic Zone Ltd.	5,317,093	$32,683,783
Aditya Birla Capital Ltd.[a]	3,044,568	8,836,372
Ambuja Cements Ltd.	4,356,455	19,105,331
Apollo Hospitals Enterprise Ltd.[a]	564,653	9,562,478
Ashok Leyland Ltd.	8,180,377	13,705,143
Asian Paints Ltd.	2,044,171	37,366,747
Aurobindo Pharma Ltd.	1,890,318	21,445,856
Axis Bank Ltd. GDR	11,856,064	92,797,272
Bajaj Auto Ltd.	599,628	26,400,000
Bajaj Finance Ltd.	1,176,477	32,793,483
Bajaj Finserv Ltd.	266,749	22,962,081
Bharat Forge Ltd.	744,467	13,134,039
Bharat Heavy Electricals Ltd.	4,138,074	8,343,955
Bharat Petroleum Corp. Ltd.	5,341,681	44,203,269
Bharti Airtel Ltd.	8,411,755	56,279,034
Bharti Infratel Ltd.	3,933,785	23,088,420
Bosch Ltd.	53,517	18,406,642
Cadila Healthcare Ltd.	1,470,029	11,497,851
Cipla Ltd.	2,509,554	22,451,089
Coal India Ltd.	4,887,826	18,151,697
Container Corp. of India Ltd.	306,004	6,318,135
Dabur India Ltd.	3,806,082	18,760,626
Dr. Reddy’s Laboratories Ltd.	815,584	25,783,050
Eicher Motors Ltd.	94,144	46,317,574
GAIL (India) Ltd.	3,551,363	21,016,103
Glenmark Pharmaceuticals Ltd.	995,667	9,486,882
Godrej Consumer Products Ltd.	1,723,947	25,061,128
Grasim Industries Ltd.	2,306,929	43,131,601
Havells India Ltd.	1,767,746	13,504,292
HCL Technologies Ltd.	4,010,234	54,282,169
Hero Motocorp Ltd.	353,950	22,120,266
Hindalco Industries Ltd.	8,302,632	30,911,033
Hindustan Petroleum Corp. Ltd.	4,290,014	32,772,583
Hindustan Unilever Ltd.	4,599,120	87,753,882
Housing Development Finance Corp. Ltd.	10,689,523	297,126,977
ICICI Bank Ltd.	16,756,549	78,125,800

CONSOLIDATED SCHEDULES OF INVESTMENTS	31

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Idea Cellular Ltd.	10,070,308	$14,280,103
IDFC Bank Ltd.	9,532,997	8,179,502
Indiabulls Housing Finance Ltd.	2,242,223	42,633,848
Indian Oil Corp. Ltd.	4,061,351	28,887,918
Infosys Ltd.	13,014,416	186,269,958
ITC Ltd.	24,078,474	106,312,341
JSW Steel Ltd.	6,127,952	24,386,711
Larsen & Toubro Ltd.	3,350,531	59,556,260
LIC Housing Finance Ltd.	2,147,956	22,641,718
Lupin Ltd.	1,579,156	24,195,136
Mahindra & Mahindra Financial Services Ltd.	2,033,062	13,595,886
Mahindra & Mahindra Ltd.	2,637,900	55,492,821
Marico Ltd.	3,239,600	15,986,106
Maruti Suzuki India Ltd.	750,667	90,422,340
Motherson Sumi Systems Ltd.	4,364,862	21,036,960
Nestle India Ltd.	166,230	18,517,673
NTPC Ltd.	11,773,053	31,078,042
Oil & Natural Gas Corp. Ltd.	9,074,596	22,279,703
Piramal Enterprises Ltd.	561,887	23,852,373
Power Finance Corp. Ltd.	4,522,281	8,637,618
Reliance Industries Ltd.	9,207,653	229,664,695
Rural Electrification Corp. Ltd.	4,785,446	12,617,460
Shree Cement Ltd.	60,177	16,559,342
Shriram Transport Finance Co. Ltd.	1,055,505	16,263,623
Siemens Ltd.	524,153	10,536,151
State Bank of India	12,173,542	52,892,220
Sun Pharmaceuticals Industries Ltd.	6,826,727	51,382,330
Tata Consultancy Services Ltd.	3,314,582	129,435,979
Tata Motors Ltd.[a]	11,219,020	66,084,308
Tata Motors Ltd. Class Aa	2,681,412	9,175,556
Tata Power Co. Ltd.	8,239,209	10,214,228
Tata Steel Ltd.	2,143,490	21,394,244
Tech Mahindra Ltd.	3,267,262	21,882,689
Titan Co. Ltd.	2,186,398	21,105,981
Ultratech Cement Ltd.	612,524	38,330,748
United Spirits Ltd.[a]	424,633	16,891,328
UPL Ltd.	2,532,838	32,808,377
Vedanta Ltd.	10,508,552	50,778,698

Security	Shares	Value
Wipro Ltd.	8,572,738	$40,110,376
Yes Bank Ltd.	2,372,712	65,066,898
Zee Entertainment Enterprises Ltd.	3,943,409	32,046,319

		3,117,817,141
INDONESIA — 2.26%
Adaro Energy Tbk PT	104,348,400	14,273,410
AKR Corporindo Tbk PT	12,524,600	6,359,928
Astra International Tbk PT	143,415,600	84,649,816
Bank Central Asia Tbk PT	71,160,900	101,071,733
Bank Danamon Indonesia Tbk PT	25,262,716	10,319,428
Bank Mandiri Persero Tbk PT	66,000,400	64,803,271
Bank Negara Indonesia Persero Tbk PT	52,907,376	29,146,246
Bank Rakyat Indonesia Persero Tbk PT	78,576,222	89,077,002
Bumi Serpong Damai Tbk PT	54,412,700	7,483,683
Charoen Pokphand Indonesia Tbk PT	52,891,745	10,981,122
Gudang Garam Tbk PT	3,421,700	17,747,087
Hanjaya Mandala Sampoerna Tbk PT	65,298,200	17,814,829
Indocement Tunggal Prakarsa Tbk PT	11,953,300	17,739,120
Indofood CBP Sukses Makmur Tbk PT	16,280,500	10,646,632
Indofood Sukses Makmur Tbk PT	31,200,900	19,585,335
Jasa Marga Persero Tbk PT	15,076,695	6,582,353
Kalbe Farma Tbk PT	152,004,715	19,481,941
Lippo Karawaci Tbk PT	111,353,600	6,551,685
Matahari Department Store Tbk PT	17,410,100	13,049,093
Media Nusantara Citra Tbk PT	37,105,100	4,143,801
Pakuwon Jati Tbk PT	141,250,200	7,093,212
Perusahaan Gas Negara Persero Tbk PT	76,976,800	12,231,361
Semen Indonesia Persero Tbk PT	20,911,400	16,417,847

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Summarecon Agung Tbk PT	71,039,300	$5,564,088
Surya Citra Media Tbk PT	40,848,200	6,766,191
Telekomunikasi Indonesia Persero Tbk PT	356,091,500	125,173,822
Tower Bersama Infrastructure Tbk PT	16,061,000	7,734,367
Unilever Indonesia Tbk PT	10,765,500	40,788,190
United Tractors Tbk PT	12,049,553	27,364,822
Waskita Karya Persero Tbk PT	33,339,700	5,547,454
XL Axiata Tbk PTa	25,112,700	6,776,025

		812,964,894
MALAYSIA — 2.24%
AirAsia Bhd	10,587,400	8,230,926
Alliance Financial Group Bhd	7,575,500	6,811,830
AMMB Holdings Bhd	12,680,175	12,708,383
Astro Malaysia Holdings Bhd	10,402,500	6,528,205
Axiata Group Bhd[c]	19,035,300	21,974,951
British American Tobacco Malaysia Bhd	999,500	10,340,220
CIMB Group Holdings Bhd	28,271,000	46,870,081
Dialog Group Bhd	23,197,812	11,135,819
DiGi.Com Bhd[c]	24,745,000	28,044,913
Felda Global Ventures Holdings Bhd[c]	9,816,900	3,563,094
Gamuda Bhd[c]	12,305,500	15,387,278
Genting Bhd	15,997,800	36,374,813
Genting Malaysia Bhd	21,465,700	29,505,599
Genting Plantations Bhd	2,021,100	5,035,594
HAP Seng Consolidated Bhd	4,032,100	8,573,110
Hartalega Holdings Bhd	4,456,400	7,085,577
Hong Leong Bank Bhd[c]	4,373,700	15,813,120
Hong Leong Financial Group Bhd	1,442,800	5,709,711
IHH Healthcare Bhd[c]	17,407,700	24,416,842
IJM Corp. Bhd	20,006,140	15,646,999
IOI Corp. Bhd[c]	16,284,120	17,311,768
IOI Properties Group Bhd	15,491,756	7,218,966
Kuala Lumpur Kepong Bhd	3,166,900	18,198,273
Malayan Banking Bhd	25,380,900	56,223,701

Security	Shares	Value
Malaysia Airports Holdings Bhd	5,676,700	$11,963,541
Maxis Bhd[c]	13,394,400	18,128,939
MISC Bhd	8,216,900	14,315,358
Petronas Chemicals Group Bhd	17,026,600	28,547,115
Petronas Dagangan Bhd	1,503,400	8,589,851
Petronas Gas Bhd	4,932,600	21,252,743
PPB Group Bhd	3,479,700	13,591,241
Public Bank Bhd	20,189,730	97,391,040
RHB Bank Bhd	5,489,525	6,491,535
RHB Bank Bhd New[a,d]	3,214,200	8
Sapura Energy Bhd[c]	27,631,500	8,929,041
Sime Darby Bhd	16,774,173	35,351,260
Telekom Malaysia Bhd	7,902,100	11,898,022
Tenaga Nasional Bhd	24,081,550	80,525,590
UMW Holdings Bhd[a,c]	3,565,100	5,075,707
Westports Holdings Bhd	6,747,500	5,925,097
YTL Corp. Bhd	31,266,362	10,469,710
YTL Power International Bhd	17,232,243	5,689,606

		802,845,177
MEXICO — 3.56%
Alfa SAB de CV	21,250,600	29,844,021
America Movil SAB de CV Series L	236,571,300	220,606,529
Arca Continental SAB de CV	3,033,036	22,259,253
Cemex SAB de CV CPO[a]	103,224,673	96,779,918
Coca-Cola Femsa SAB de CV Series L	3,529,393	29,016,956
El Puerto de Liverpool SAB de CV Series C1[c]	1,313,375	11,803,813
Fibra Uno Administracion SA de CV	18,260,300	32,672,902
Fomento Economico Mexicano SAB de CV	13,731,800	137,859,251
Gentera SAB de CV	7,325,500	11,274,268
Gruma SAB de CV Series B	1,525,985	22,451,293
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,558,000	28,304,452
Grupo Aeroportuario del Sureste SAB de CV Series B	1,494,275	30,577,606

CONSOLIDATED SCHEDULES OF INVESTMENTS	33

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Grupo Bimbo SAB de CV Series A	11,643,000	$28,312,557
Grupo Carso SAB de CV Series A1	3,848,441	15,600,840
Grupo Financiero Banorte SAB de CV Series O	17,675,656	120,913,775
Grupo Financiero Inbursa SAB de CV Series Oc	16,566,300	27,792,140
Grupo Financiero Santander Mexico SAB de CV Series B	12,953,500	26,767,890
Grupo Lala SAB de CVc	4,244,600	7,559,081
Grupo Mexico SAB de CV Series B	26,980,188	89,223,733
Grupo Televisa SAB	17,296,800	89,712,092
Industrias Penoles SAB de CV	985,553	25,687,334
Infraestructura Energetica Nova SAB de CV	3,716,000	20,255,539
Kimberly-Clark de Mexico SAB de CV Series A	10,818,700	21,306,273
Mexichem SAB de CV	7,537,734	20,139,815
Promotora y Operadora de Infraestructura SAB de CV	1,780,920	19,576,106
Wal-Mart de Mexico SAB de CV	37,041,300	90,385,947

		1,276,683,384
PAKISTAN — 0.09%
Engro Corp. Ltd./Pakistan	1,846,700	4,976,786
Habib Bank Ltd.	3,958,500	6,685,049
Lucky Cement Ltd.	908,550	5,155,935
MCB Bank Ltd.	2,545,900	4,681,842
Oil & Gas Development Co. Ltd.	4,468,600	5,993,531
United Bank Ltd./Pakistan	3,213,900	5,686,342

		33,179,485
PERU — 0.39%
Cia. de Minas Buenaventura SAA ADR	1,358,484	18,244,440
Credicorp Ltd.	481,964	97,761,578
Southern Copper Corp.	613,034	24,950,484

		140,956,502

Security	Shares	Value
PHILIPPINES — 1.09%
Aboitiz Equity Ventures Inc.	14,885,870	$21,658,257
Aboitiz Power Corp.	8,257,964	6,374,625
Alliance Global Group Inc.	23,439,180	6,367,102
Ayala Corp.	1,762,126	31,681,765
Ayala Land Inc.	53,937,100	44,271,218
Bank of the Philippine Islands	5,857,272	12,122,046
BDO Unibank Inc.	13,560,351	33,682,248
DMCI Holdings Inc.	25,404,800	7,794,711
Energy Development Corp.	62,792,800	8,320,015
Globe Telecom Inc.	242,675	9,485,050
GT Capital Holdings Inc.	572,425	12,506,765
International Container Terminal Services Inc.	3,875,640	7,907,305
JG Summit Holdings Inc.	19,926,234	27,959,812
Jollibee Foods Corp.	3,371,259	15,693,451
Megaworld Corp.	74,660,400	7,207,785
Metro Pacific Investments Corp.	93,393,500	11,589,774
Metropolitan Bank & Trust Co.	4,434,186	7,591,063
PLDT Inc.	662,458	22,396,958
Robinsons Land Corp.	9,653,500	4,376,807
Security Bank Corp.	1,221,390	5,967,315
SM Investments Corp.	1,842,072	29,177,240
SM Prime Holdings Inc.	60,404,225	39,427,421
Universal Robina Corp.	6,336,300	18,091,331

		391,650,064
POLAND — 1.36%
Alior Bank SAa	642,431	11,865,575
Bank Handlowy w Warszawie SA	246,272	4,893,186
Bank Millennium SAa	4,400,275	9,173,910
Bank Pekao SA	1,119,259	40,076,451
Bank Zachodni WBK SA	249,537	25,809,838
CCC SA	193,254	14,180,108
Cyfrowy Polsat SA	1,466,894	11,001,500
Eurocash SA	550,994	6,035,122
Grupa Azoty SA	309,819	5,973,731
Grupa Lotos SAa	655,019	10,789,281
Jastrzebska Spolka Weglowa SAa	373,498	10,870,261
KGHM Polska Miedz SA	989,591	34,921,203
LPP SAc	9,176	22,423,603

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
mBank SAa	107,105	$13,128,110
Orange Polska SAa	4,623,654	7,750,514
PGE Polska Grupa Energetyczna SA	5,955,107	23,781,098
Polski Koncern Naftowy ORLEN SA	2,163,134	71,369,983
Polskie Gornictwo Naftowe i Gazownictwo SA	12,607,692	24,097,648
Powszechna Kasa Oszczednosci Bank Polski SAa	6,611,027	67,860,433
Powszechny Zaklad Ubezpieczen SA	4,251,778	57,707,291
Synthos SA	3,901,627	5,219,057
Tauron Polska Energia SAa	7,542,900	8,274,520

		487,202,423
QATAR — 0.60%
Barwa Real Estate Co.	724,466	6,305,068
Commercial Bank PQSC (The)[a]	1,430,764	11,713,306
Doha Bank QPSC	702,894	5,821,980
Ezdan Holding Group QSC	5,753,059	17,758,842
Industries Qatar QSC	1,039,572	25,980,378
Masraf Al Rayan QSC	2,668,535	27,958,698
Ooredoo QSC	579,129	13,930,905
Qatar Electricity & Water Co. QSC	209,275	10,690,052
Qatar Gas Transport Co. Ltd.	1,906,436	8,895,392
Qatar Insurance Co. SAQ	986,761	17,885,678
Qatar Islamic Bank SAQ	434,553	11,098,779
Qatar National Bank QPSC	1,598,344	57,327,491

		215,366,569
RUSSIA — 3.14%
Alrosa PJSC	18,323,000	25,477,094
Gazprom PJSC	57,873,929	117,312,422
Gazprom PJSC ADR	9,083,053	36,241,381
Inter RAO UES PJSC	220,515,000	14,690,874
Lukoil PJSC	2,288,086	115,438,519
Lukoil PJSC ADR	741,219	37,246,255
Magnit PJSC GDR[e]	2,168,050	90,602,810
MMC Norilsk Nickel PJSC	447,387	75,341,280
Mobile TeleSystems PJSC ADR	3,544,686	35,411,413

Security	Shares	Value
Moscow Exchange MICEX-RTS PJSC	10,426,180	$18,886,511
Novatek PJSC GDR[e]	650,846	68,794,422
Novolipetsk Steel PJSC	7,938,199	18,794,703
PhosAgro PJSC GDR[e]	758,030	10,536,617
Rosneft Oil Co. PJSC	6,700,087	35,256,937
Rosneft Oil Co. PJSC GDR	1,340,410	6,970,132
Rostelecom PJSC	6,910,400	7,906,949
RusHydro PJSC	764,906,100	10,887,153
Sberbank of Russia PJSC	61,067,081	193,364,193
Sberbank of Russia PJSC ADR	3,475,361	47,438,678
Severstal PJSC	1,355,463	21,262,622
Sistema PJSC FC GDR[e]	1,207,897	5,012,773
Surgutneftegas OJSC	38,697,660	17,901,208
Surgutneftegas OJSC ADR	1,292,397	5,911,424
Tatneft PJSC Class S	10,679,140	70,611,963
VTB Bank PJSC	29,830,502,000	33,284,830
VTB Bank PJSC GDR[e]	2,946,203	6,581,818

		1,127,164,981
SOUTH AFRICA — 6.76%
Anglo American Platinum Ltd.[a]	378,333	10,260,618
AngloGold Ashanti Ltd.	2,900,474	29,380,758
Aspen Pharmacare Holdings Ltd.	2,740,038	61,116,708
Barclays Africa Group Ltd.	4,804,947	54,853,475
Bid Corp. Ltd.	2,382,184	54,148,293
Bidvest Group Ltd. (The)	2,370,179	31,265,027
Brait SEa	2,550,289	11,290,143
Capitec Bank Holdings Ltd.	295,200	20,452,210
Coronation Fund Managers Ltd.	1,618,936	8,762,620
Discovery Ltd.	2,543,112	29,466,641
Exxaro Resources Ltd.	1,439,369	14,492,804
FirstRand Ltd.	24,057,955	102,784,246
Fortress Income Fund Ltd.	5,725,015	17,358,941
Fortress Income Fund Ltd. Class A	7,042,771	9,504,151
Foschini Group Ltd. (The)	1,577,655	18,604,130
Gold Fields Ltd.	5,836,452	26,044,564
Growthpoint Properties Ltd.	15,177,104	29,367,507
Hyprop Investments Ltd.	1,741,864	15,295,167
Impala Platinum Holdings Ltd.[a]	4,435,881	13,719,747

CONSOLIDATED SCHEDULES OF INVESTMENTS	35

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Imperial Holdings Ltd.	1,117,185	$17,931,690
Investec Ltd.	1,889,314	14,400,795
Liberty Holdings Ltd.	878,098	6,999,112
Life Healthcare Group Holdings Ltd.	9,179,123	18,623,079
Massmart Holdings Ltd.	766,434	7,174,023
MMI Holdings Ltd./South Africa	7,365,724	11,793,092
Mondi Ltd.	844,122	23,037,273
Mr. Price Group Ltd.	1,737,043	24,223,046
MTN Group Ltd.	12,038,047	119,690,465
Naspers Ltd. Class N	3,110,774	703,880,978
Nedbank Group Ltd.	1,580,681	26,739,322
NEPI Rockcastle PLC[a]	2,146,621	31,131,991
Netcare Ltd.	7,029,587	13,039,688
Pick n Pay Stores Ltd.	2,570,881	12,655,123
Pioneer Foods Group Ltd.	901,966	8,788,920
PSG Group Ltd.	659,265	12,812,490
Rand Merchant Investment Holdings Ltd.	4,687,701	15,014,348
Redefine Properties Ltd.	35,477,843	29,097,427
Remgro Ltd.	3,773,354	63,099,711
Resilient REIT Ltd.	2,078,692	20,000,863
RMB Holdings Ltd.	5,051,844	25,827,662
Sanlam Ltd.	10,049,254	55,513,479
Sappi Ltd.	3,946,902	26,540,430
Sasol Ltd.	3,934,326	118,621,556
Shoprite Holdings Ltd.	3,160,798	54,811,484
Sibanye Gold Ltd.	12,038,541	19,237,584
SPAR Group Ltd. (The)	1,358,679	17,671,451
Standard Bank Group Ltd.	9,208,194	118,617,267
Steinhoff International Holdings NV Class H	21,341,233	103,212,918
Telkom SA SOC Ltd.	1,887,652	9,114,756
Tiger Brands Ltd.	1,170,855	36,303,486
Truworths International Ltd.	3,167,666	20,235,531
Vodacom Group Ltd.	3,694,989	51,623,239
Woolworths Holdings Ltd./South Africa	7,068,634	32,271,802

		2,427,903,831
SOUTH KOREA — 13.76%
AmorePacific Corp.[c]	227,529	58,113,118
AmorePacific Group[c]	203,043	24,128,913
BGF retail Co. Ltd.[c]	168,584	13,635,031
BNK Financial Group Inc.	1,861,318	16,275,803

Security	Shares	Value
Celltrion Inc.[a,c]	567,071	$57,883,888
Cheil Worldwide Inc.	500,382	8,431,410
CJ CheilJedang Corp.	56,098	18,034,343
CJ Corp.	103,292	16,213,803
CJ E&M Corp.	135,047	9,102,139
CJ Logistics Corp.[a,c]	53,573	8,029,299
Coway Co. Ltd.	379,642	33,264,127
Daelim Industrial Co. Ltd.	199,202	14,804,122
Daewoo Engineering & Construction Co. Ltd.[a]	905,165	5,643,233
DGB Financial Group Inc.	1,204,487	11,750,051
Dongbu Insurance Co. Ltd.	354,242	23,624,511
Dongsuh Cos. Inc.	255,712	6,009,549
Doosan Bobcat Inc.	238,644	8,074,023
Doosan Heavy Industries & Construction Co. Ltd.	371,978	5,937,925
E-MART Inc.	147,341	29,269,585
GS Engineering & Construction Corp.[a,c]	348,003	8,795,748
GS Holdings Corp.	365,371	22,876,191
GS Retail Co. Ltd.	194,178	6,948,459
Hana Financial Group Inc.	2,100,066	91,258,632
Hankook Tire Co. Ltd.	530,371	27,750,877
Hanmi Pharm Co. Ltd.[a,c]	43,352	15,493,842
Hanmi Science Co. Ltd.[a,c]	89,129	7,074,357
Hanon Systems	1,323,492	13,556,521
Hanssem Co. Ltd.[c]	75,430	11,372,029
Hanwha Chemical Corp.	758,602	23,781,998
Hanwha Corp.	321,518	14,014,375
Hanwha Life Insurance Co. Ltd.	1,708,664	11,092,072
Hanwha Techwin Co. Ltd.[a,c]	263,361	9,062,085
Hotel Shilla Co. Ltd.	226,040	12,408,546
Hyosung Corp.	149,498	21,014,041
Hyundai Department Store Co. Ltd.	106,004	9,081,222
Hyundai Development Co. Engineering & Construction	423,753	14,148,901
Hyundai Engineering & Construction Co. Ltd.	548,779	19,783,493
Hyundai Glovis Co. Ltd.	133,107	18,296,900
Hyundai Heavy Industries Co. Ltd.[a]	221,106	29,118,695

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Hyundai Marine & Fire Insurance Co. Ltd.	440,141	$18,033,446
Hyundai Mobis Co. Ltd.	483,341	101,160,408
Hyundai Motor Co.	1,094,973	136,434,646
Hyundai Robotics Co. Ltd.[a]	68,910	27,072,659
Hyundai Steel Co.	564,801	28,901,222
Hyundai Wia Corp.[c]	115,245	7,154,266
Industrial Bank of Korea	1,798,682	23,847,371
Kakao Corp.[c]	239,622	26,138,264
Kangwon Land Inc.	832,047	25,457,273
KB Financial Group Inc.	2,800,574	137,594,714
KCC Corp.	41,111	14,437,705
KEPCO Plant Service & Engineering Co. Ltd.	161,085	6,535,685
Kia Motors Corp.	1,869,888	58,786,387
Korea Aerospace Industries Ltd. Class A	481,813	19,762,195
Korea Electric Power Corp.	1,822,167	69,325,084
Korea Gas Corp.[a]	204,380	8,210,725
Korea Investment Holdings Co. Ltd.	279,301	16,273,568
Korea Zinc Co. Ltd.	59,881	27,402,089
Korean Air Lines Co. Ltd.[a]	329,877	9,712,590
KT Corp.	170,925	4,729,390
KT&G Corp.	828,849	84,163,897
Kumho Petrochemical Co. Ltd.[c]	129,161	9,026,150
LG Chem Ltd.	325,399	109,370,540
LG Corp.	674,313	50,232,611
LG Display Co. Ltd.	1,651,832	45,631,932
LG Electronics Inc.	750,300	54,229,736
LG Household & Health Care Ltd.[c]	66,814	56,883,150
LG Innotek Co. Ltd.	100,982	16,522,862
Lotte Chemical Corp.	109,346	38,740,446
Lotte Chilsung Beverage Co. Ltd.[c]	4,395	6,029,678
Lotte Confectionery Co. Ltd.[c]	40,386	7,073,639
Lotte Shopping Co. Ltd.[c]	88,613	20,196,471
Medy-Tox Inc.	29,776	15,027,955
Mirae Asset Daewoo Co. Ltd.	2,678,150	24,107,150
NAVER Corp.	198,598	132,974,007
NCsoft Corp.	124,653	42,505,391

Security	Shares	Value
Netmarble Games Corp.[a,b,c]	118,622	$16,253,192
NH Investment & Securities Co. Ltd.	996,279	12,192,843
OCI Co. Ltd.[c]	118,617	10,340,592
Orion Corp./Republic of Korea[a]	165,909	12,844,853
Ottogi Corp.[c]	8,588	5,795,910
Pan Ocean Co. Ltd.[a]	1,505,099	8,582,641
POSCO	522,787	159,256,238
Posco Daewoo Corp.	288,556	5,412,344
S-1 Corp.	131,455	10,457,178
S-Oil Corp.	319,970	35,612,128
Samsung Biologics Co. Ltd.[a,b,c]	117,360	29,454,487
Samsung C&T Corp.	538,026	61,551,396
Samsung Card Co. Ltd.	235,932	7,762,573
Samsung Electro-Mechanics Co. Ltd.	398,238	35,670,484
Samsung Electronics Co. Ltd.	695,708	1,428,928,457
Samsung Fire & Marine Insurance Co. Ltd.	220,790	54,140,152
Samsung Heavy Industries Co. Ltd.[a,c]	1,795,762	17,040,310
Samsung Life Insurance Co. Ltd.	496,367	50,842,842
Samsung SDI Co. Ltd.	390,748	68,093,280
Samsung SDS Co. Ltd.	246,333	36,591,679
Samsung Securities Co. Ltd.	457,067	14,815,359
Shinhan Financial Group Co. Ltd.	3,025,965	139,544,324
Shinsegae Inc.[c]	53,011	9,073,362
SK Holdings Co. Ltd.	228,681	54,249,882
SK Hynix Inc.	4,135,264	251,577,785
SK Innovation Co. Ltd.	459,412	76,799,541
SK Networks Co. Ltd.	945,253	5,876,395
SK Telecom Co. Ltd.	143,096	32,169,950
Woori Bank	2,519,494	41,559,585
Yuhan Corp.	58,699	11,764,787

		4,939,093,708
TAIWAN — 11.83%
Acer Inc.[c]	20,899,121	10,526,082
Advanced Semiconductor Engineering Inc.[c]	46,706,220	56,334,087
Advantech Co. Ltd.[c]	2,466,126	18,181,949

CONSOLIDATED SCHEDULES OF INVESTMENTS	37

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Asia Cement Corp.	16,555,077	$15,003,193
Asia Pacific Telecom Co. Ltd.[a]	14,391,000	4,935,447
Asustek Computer Inc.[c]	4,975,968	41,220,451
AU Optronics Corp.[c]	61,504,000	25,270,870
Catcher Technology Co. Ltd.[c]	4,639,210	59,029,678
Cathay Financial Holding Co. Ltd.	57,895,644	94,481,609
Chailease Holding Co. Ltd.[c]	7,274,932	19,815,084
Chang Hwa Commercial Bank Ltd.	37,063,940	20,264,257
Cheng Shin Rubber Industry Co. Ltd.[c]	13,761,128	27,678,202
Chicony Electronics Co. Ltd.	3,805,267	9,557,614
China Airlines Ltd.	18,411,347	7,808,915
China Development Financial Holding Corp.	96,567,848	30,142,454
China Life Insurance Co. Ltd./Taiwan[c]	24,742,822	27,301,633
China Steel Corp.[c]	88,165,313	73,911,741
Chunghwa Telecom Co. Ltd.	26,937,410	93,721,729
Compal Electronics Inc.	29,900,908	21,500,040
CTBC Financial Holding Co. Ltd.	124,902,772	80,912,197
Delta Electronics Inc.[c]	13,770,000	75,513,933
E.Sun Financial Holding Co. Ltd.[c]	64,414,712	39,700,243
Eclat Textile Co. Ltd.[c]	1,254,427	15,379,502
EVA Airways Corp.	14,870,364	7,735,999
Evergreen Marine Corp. Taiwan Ltd.[a]	12,289,808	9,366,301
Far Eastern New Century Corp.	22,587,038	18,074,720
Far EasTone Telecommunications Co. Ltd.	11,302,000	27,413,314
Feng TAY Enterprise Co. Ltd.[c]	2,337,529	11,076,134
First Financial Holding Co. Ltd.	68,722,639	44,632,484
Formosa Chemicals & Fibre Corp.	21,404,090	67,306,675

Security	Shares	Value
Formosa Petrochemical Corp.	9,265,000	$32,695,666
Formosa Plastics Corp.	29,322,280	91,234,371
Formosa Taffeta Co. Ltd.	5,432,000	5,399,781
Foxconn Technology Co. Ltd.[c]	6,531,637	20,733,981
Fubon Financial Holding Co. Ltd.	47,448,969	76,254,183
General Interface Solution Holding Ltd.	1,149,000	13,763,329
Giant Manufacturing Co. Ltd.[c]	2,066,203	10,440,901
Globalwafers Co. Ltd.[c]	1,477,000	11,721,445
Highwealth Construction Corp.[c]	5,805,170	9,233,181
Hiwin Technologies Corp.[c]	1,478,971	13,109,273
Hon Hai Precision Industry Co. Ltd.	110,648,592	430,803,193
Hotai Motor Co. Ltd.[c]	1,838,000	21,651,115
HTC Corp.[a,c]	4,653,708	10,593,782
Hua Nan Financial Holdings Co. Ltd.	54,907,305	30,656,685
Innolux Corp.[c]	63,564,002	30,961,623
Inventec Corp.	17,983,281	14,271,499
Largan Precision Co. Ltd.[c]	710,000	137,158,289
Lite-On Technology Corp.	15,168,246	22,441,505
MediaTek Inc.[c]	10,661,338	95,559,559
Mega Financial Holding Co. Ltd.	77,451,162	62,235,020
Merida Industry Co. Ltd.[c]	1,444,500	6,342,034
Micro-Star International Co. Ltd.[c]	4,778,000	10,876,722
Nan Ya Plastics Corp.	33,723,160	85,148,772
Nanya Technology Corp.[c]	4,876,000	10,453,534
Nien Made Enterprise Co. Ltd.	1,024,000	11,010,570
Novatek Microelectronics Corp.	4,084,000	15,900,792
Pegatron Corp.	13,672,414	43,039,177
Phison Electronics Corp.	1,046,535	14,113,779
Pou Chen Corp.	15,619,220	20,262,184
Powertech Technology Inc.	4,932,300	14,970,631
President Chain Store Corp.	4,061,000	33,977,352
Quanta Computer Inc.[c]	19,144,000	43,579,734

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Realtek Semiconductor Corp.	3,212,637	$12,454,970
Ruentex Development Co. Ltd.[a,c]	6,968,430	6,823,192
Ruentex Industries Ltd.[c]	3,961,598	6,373,160
Shin Kong Financial Holding Co. Ltd.	58,670,865	17,049,720
Siliconware Precision Industries Co. Ltd.	14,881,509	23,570,567
SinoPac Financial Holdings Co. Ltd.	72,651,021	23,351,168
Standard Foods Corp.[c]	3,474,615	8,876,796
Synnex Technology International Corp.	9,953,834	11,115,153
TaiMed Biologics Inc.[a,c]	1,214,000	8,729,183
Taishin Financial Holding Co. Ltd.[c]	65,665,006	29,156,403
Taiwan Business Bank	29,620,632	8,185,694
Taiwan Cement Corp.[c]	23,649,296	27,309,651
Taiwan Cooperative Financial Holding Co. Ltd.	56,904,605	29,980,557
Taiwan Fertilizer Co. Ltd.	5,013,000	6,685,883
Taiwan High Speed Rail Corp.	10,665,000	9,400,212
Taiwan Mobile Co. Ltd.	11,400,600	40,798,728
Taiwan Semiconductor Manufacturing Co. Ltd.	174,782,000	1,253,862,056
Teco Electric and Machinery Co. Ltd.	13,508,000	12,622,207
Transcend Information Inc.	1,307,000	3,897,743
Uni-President Enterprises Corp.	34,283,839	72,932,253
United Microelectronics Corp.[c]	85,331,000	42,553,814
Vanguard International Semiconductor Corp.[c]	6,410,000	11,575,765
Wistron Corp.[c]	18,461,156	17,434,075
WPG Holdings Ltd.	10,817,532	14,086,915
Yuanta Financial Holding Co. Ltd.	70,852,635	30,755,476
Yulon Motor Co. Ltd.	5,889,000	5,073,528
Zhen Ding Technology Holding Ltd.[c]	3,065,075	7,099,266

		4,246,144,334

Security	Shares	Value
THAILAND — 2.15%
Advanced Info Service PCL NVDR	7,373,600	$41,636,802
Airports of Thailand PCL NVDR	30,541,700	50,128,675
Bangkok Bank PCL Foreign	1,780,400	10,053,456
Bangkok Dusit Medical Services PCL NVDR	27,604,800	17,375,104
Bangkok Expressway & Metro PCL NVDR	51,924,700	12,197,340
Banpu PCL NVDR	13,960,700	7,399,739
BEC World PCL NVDR	7,337,400	3,822,828
Berli Jucker PCL NVDR	8,333,600	12,360,482
BTS Group Holdings PCL NVDR	39,430,000	10,271,631
Bumrungrad Hospital PCL NVDR	2,572,200	16,887,204
Central Pattana PCL NVDR	9,829,900	21,314,645
Charoen Pokphand Foods PCL NVDR	20,578,300	16,887,778
CP ALL PCL NVDR	35,133,500	65,600,873
Delta Electronics Thailand PCL NVDR	3,554,100	9,526,123
Electricity Generating PCL NVDR[c]	859,700	6,058,419
Energy Absolute PCL NVDR[c]	7,760,900	8,823,189
Glow Energy PCL NVDR	3,821,600	9,869,062
Home Product Center PCL NVDR	28,280,414	8,516,914
Indorama Ventures PCL NVDR	10,387,980	12,200,910
IRPC PCL NVDR	72,662,400	13,020,367
Kasikornbank PCL Foreign	8,381,400	53,259,310
Kasikornbank PCL NVDR	4,024,300	24,360,316
KCE Electronics PCL NVDR	1,922,300	5,065,540
Krung Thai Bank PCL NVDR	25,107,600	14,139,802
Minor International PCL NVDR[c]	15,391,120	18,424,846
PTT Exploration & Production PCL NVDR	9,913,539	26,123,616
PTT Global Chemical PCL NVDR	15,238,130	35,106,669

CONSOLIDATED SCHEDULES OF INVESTMENTS	39

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
PTT PCL NVDR	7,493,200	$90,040,259
Robinson PCL NVDR	3,531,200	6,114,862
Siam Cement PCL (The) Foreign	2,224,100	33,490,438
Siam Cement PCL (The) NVDR	690,700	10,400,542
Siam Commercial Bank PCL (The) NVDR	12,547,400	56,870,462
Thai Oil PCL NVDR	5,957,500	16,909,934
Thai Union Group PCL NVDR	13,494,600	8,046,772
TMB Bank PCL NVDR	94,718,100	6,731,960
True Corp. PCL NVDR[a,c]	69,940,201	11,795,366

		770,832,235
TURKEY — 1.21%
Akbank Turk AS	15,612,290	46,757,057
Anadolu Efes Biracilik ve Malt Sanayii AS	1,465,830	9,000,766
Arcelik AS	1,697,486	11,799,877
Aselsan Elektronik Sanayi ve TAS	1,422,774	11,126,529
BIM Birlesik Magazalar AS	1,517,599	33,626,254
Coca-Cola Icecek AS	536,727	6,240,090
Emlak Konut Gayrimenkul Yatirim Ortakligi ASa	13,648,564	11,622,360
Enka Insaat ve Sanayi AS	1	1
Eregli Demir ve Celik Fabrikalari TAS	9,949,037	23,687,153
Ford Otomotiv Sanayi AS	505,323	6,958,061
Haci Omer Sabanci Holding AS	6,609,719	20,293,123
KOC Holding AS	5,397,519	28,202,703
Petkim Petrokimya Holding AS	4,908,565	8,871,543
TAV Havalimanlari Holding AS	1,178,097	7,240,798
Tofas Turk Otomobil Fabrikasi AS	897,590	8,215,332
Tupras Turkiye Petrol Rafinerileri AS	891,341	30,283,211
Turk Hava Yollari AOa	3,990,695	11,281,280
Turk Telekomunikasyon ASa	3,299,052	6,860,782
Turkcell Iletisim Hizmetleri AS	6,618,032	25,321,633

Security	Shares	Value
Turkiye Garanti Bankasi AS	16,449,765	$51,171,012
Turkiye Halk Bankasi AS	4,457,121	19,132,100
Turkiye Is Bankasi Class C	11,276,304	24,462,938
Turkiye Sise ve Cam Fabrikalari AS	5,774,638	7,426,219
Turkiye Vakiflar Bankasi Tao Class D	5,404,389	11,270,395
Ulker Biskuvi Sanayi AS	1,100,654	6,579,919
Yapi ve Kredi Bankasi ASa	6,099,494	8,585,985

		436,017,121
UNITED ARAB EMIRATES — 0.73%
Abu Dhabi Commercial Bank PJSC	14,773,115	29,360,415
Aldar Properties PJSC	23,098,197	14,526,377
DAMAC Properties Dubai Co. PJSC	10,405,225	11,444,586
DP World Ltd.	1,208,116	27,714,181
Dubai Islamic Bank PJSC	9,308,268	15,433,109
DXB Entertainments PJSC[a]	22,248,190	4,754,793
Emaar Malls PJSC	14,104,870	9,446,511
Emaar Properties PJSC	25,234,746	58,396,270
Emirates Telecommunications Group Co. PJSC	12,512,758	61,318,680
First Abu Dhabi Bank PJSC	10,251,786	29,026,864

		261,421,786

TOTAL COMMON STOCKS (Cost: $28,419,477,527)		34,401,811,535

PREFERRED STOCKS — 3.78%

BRAZIL — 2.63%
Banco Bradesco SA, Preference Shares	21,659,833	231,161,211
Braskem SA Class A, Preference Shares	1,218,600	14,759,760
Centrais Eletricas Brasileiras SA Class B, Preference Shares	1,735,737	11,325,361
Cia. Brasileira de Distribuicao, Preference Shares	1,121,186	25,652,459
Cia. Energetica de Minas Gerais, Preference Shares	5,352,902	14,256,485

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Cia. Paranaense de Energia Class B, Preference Shares	736,175	$6,724,299
Gerdau SA, Preference Shares	6,508,185	24,510,795
Itau Unibanco Holding SA, Preference Shares	22,917,653	293,895,437
Itausa-Investimentos Itau SA, Preference Shares	28,082,685	91,037,006
Lojas Americanas SA, Preference Shares	5,159,224	29,137,412
Petroleo Brasileiro SA, Preference Shares	27,844,327	120,794,884
Suzano Papel e Celulose SA Class A, Preference Shares	2,877,600	16,004,704
Telefonica Brasil SA, Preference Shares	3,166,967	49,158,470
Vale SA, Preference Shares	1,553,200	16,077,714

		944,495,997
CHILE — 0.11%
Embotelladora Andina SA Class B, Preference Shares	1,859,279	8,761,191
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	689,464	32,219,748

		40,980,939
COLOMBIA — 0.16%
Bancolombia SA, Preference Shares	3,330,127	37,996,624
Grupo Aval Acciones y Valores SA, Preference Shares	23,132,789	10,369,238
Grupo de Inversiones Suramericana SA, Preference Shares	643,823	8,797,705

		57,163,567
RUSSIA — 0.10%
Surgutneftegas OJSC, Preference Shares	49,692,100	24,531,597
Transneft PJSC, Preference Shares	4,048	12,403,644

		36,935,241

Security	Shares	Value
SOUTH KOREA — 0.78%
AmorePacific Corp., Preference Shares	64,550	$9,817,600
Hyundai Motor Co., Preference Shares	165,041	14,109,571
Hyundai Motor Co. Series 2, Preference Shares	269,591	24,386,557
LG Chem Ltd., Preference Shares	54,847	12,792,445
LG Household & Health Care Ltd., Preference Shares	14,239	7,576,623
Samsung Electronics Co. Ltd., Preference Shares	125,383	209,601,769

		278,284,565

TOTAL PREFERRED STOCKS (Cost: $993,706,594)		1,357,860,309

RIGHTS — 0.00%

CHINA — 0.00%
Fosun International Ltd. (Expires 09/07/17)[a]	11,689	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 6.38%

MONEY MARKET FUNDS — 6.38%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	2,193,968,858	2,194,627,049

BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	94,337,685	94,337,685

		2,288,964,734

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,288,576,204)		2,288,964,734

CONSOLIDATED SCHEDULES OF INVESTMENTS	41

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 106.01%
(Cost: $31,701,760,325)[i]	$38,048,636,578
Other Assets, Less Liabilities — (6.01)%	(2,156,746,533)

NET ASSETS — 100.00%	$35,891,890,045

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $33,023,233,035. Net unrealized appreciation was $5,025,403,543, of which $9,268,485,519 represented gross unrealized appreciation on investments and $4,243,081,976 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,728,148,121	465,820,737	[b]	—	2,193,968,858	$2,194,627,049	$44,253	$388,530	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	94,337,685	[b]	—	94,337,685	94,337,685	5,679	—	392,254

						$2,288,964,734	$49,932	$388,530	$392,254

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ETF

August 31, 2017

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini	86,900	Sep 2017	$94,391	$7,082,911

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$34,392,975,120	$8,836,372		$43	$34,401,811,535
Preferred stocks	1,357,860,309	—		—	1,357,860,309
Rights	—	0	[a]	—	0	[a]
Money market funds	2,288,964,734	—		—	2,288,964,734

Total	$38,039,800,163	$8,836,372		$43	$38,048,636,578

Derivative financial instruments[b]:
Assets:
Futures contracts	$7,082,911	$—		$—	$7,082,911

Total	$7,082,911	$—		$—	$7,082,911

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	43

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)

ASSETS
Investments in securities, at cost:
Unaffiliated	$—	$—	$3,449,985,392
Affiliated (Note 2)	343,142,968	5,758,695	89,502,029

Total cost of investments in securities	$343,142,968	$5,758,695	$3,539,487,421

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$—	$4,024,975,784
Affiliated (Note 2)	394,295,899	6,564,456	89,516,952
Foreign currency, at value[b]	96	—	3,010,414
Cash pledged to broker for forward currency contracts	1,530,000	—	—
Receivables:
Investment securities sold	789,624	18,229	409,538
Dividends and interest	26,031	3	11,189,875
Unrealized appreciation on forward currency contracts (Note 6)	1,043,121	14,535	—
Tax reclaims	—	—	18,453

Total Assets	397,684,771	6,597,223	4,129,121,016

LIABILITIES
Payables:
Investment securities purchased	—	—	3,682,842
Collateral for securities on loan (Note 1)	—	—	84,569,472
Capital shares sold	6,355	—	—
Due to custodian	1,333,060	—	—
Deferred foreign capital gains taxes (Note 1)	—	—	2,594,304
Unrealized depreciation on forward currency contracts (Note 6)	2,587,982	34,704	—
Investment advisory fees (Note 2)	—	166	846,303

Total Liabilities	3,927,397	34,870	91,692,921

NET ASSETS	$393,757,374	$6,562,353	$4,037,428,095

Net assets consist of:
Paid-in capital	$368,349,168	$6,037,866	$4,093,555,110
Undistributed net investment income	56,519	—	43,163,304
Accumulated net realized loss	(24,256,383)	(261,105)	(672,217,932)
Net unrealized appreciation	49,608,070	785,592	572,927,613

NET ASSETS	$393,757,374	$6,562,353	$4,037,428,095

Shares outstanding[c]	15,400,000	250,000	69,600,000

Net asset value per share	$25.57	$26.25	$58.01

[a]	Securities on loan with values of $ —, $ — and $78,509,016, respectively. See Note 1.
[b]	Cost of foreign currency: $96, $ — and $2,998,426, respectively.
[c]	$0.001 par value, number of shares authorized: 250 million, 25 million and 500 million, respectively.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

iShares MSCI Emerging Markets ETF (Consolidated)

ASSETS
Investments in securities, at cost:
Unaffiliated	$29,413,184,121
Affiliated (Note 2)	2,288,576,204

Total cost of investments in securities	$31,701,760,325

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$35,759,671,844
Affiliated (Note 2)	2,288,964,734
Foreign currency, at value[b]	50,358,993
Cash pledged to broker for futures contracts	5,733,010
Cash	6,460,097
Receivables:
Investment securities sold	53,901,437
Due from custodian (Note 4)	732,939
Dividends and interest	63,224,277
Capital shares sold	24,264,098
Futures variation margin	63,881
Tax reclaims	126,510

Total Assets	38,253,501,820

LIABILITIES
Payables:
Investment securities purchased	136,364,279
Collateral for securities on loan (Note 1)	2,194,194,266
Deferred foreign capital gains taxes (Note 1)	10,991,439
Professional fees (Note 10)	3,231
Investment advisory fees (Note 2)	20,058,560

Total Liabilities	2,361,611,775

NET ASSETS	$35,891,890,045

Net assets consist of:
Paid-in capital	$41,589,517,225
Undistributed net investment income	233,610,496
Accumulated net realized loss	(12,275,599,399)
Net unrealized appreciation	6,344,361,723

NET ASSETS	$35,891,890,045

Shares outstanding[c]	801,900,000

Net asset value per share	$44.76

[a]	Securities on loan with values of $2,108,619,972. See Note 1.
[b]	Cost of foreign currency: $50,300,569.
[c]	$0.001 par value, number of shares authorized: 2 billion.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$—	$101,978,768
Dividends — affiliated (Note 2)	3,631,411	185,677	25,146
Miscellaneous income	96	—	—
Securities lending income — affiliated — net (Note 2)	376,944	—	2,745,178

	4,008,451	185,677	104,749,092
Less: Other foreign taxes (Note 1)	—	—	(664,213)

Total investment income	4,008,451	185,677	104,084,879

EXPENSES
Investment advisory fees (Note 2)	2,010,274	50,233	27,058,256
Mauritius income taxes (Note 1)	—	—	70,734
Proxy fees	6,190	134	81,974
Commitment fees (Note 9)	—	—	20,562
Interest expense (Note 9)	—	—	20,536

Total expenses	2,016,464	50,367	27,252,062
Less investment advisory fees waived (Note 2)	(2,016,464)	(48,435)	(17,417,862)

Net expenses	—	1,932	9,834,200

Net investment income	4,008,451	183,745	94,250,679

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	—	(181,681,232)
Investments — affiliated (Note 2)	(2,516,506)	(8,963)	12,206
In-kind redemptions — unaffiliated	—	—	53,785,519
In-kind redemptions — affiliated (Note 2)	4,310,138	27,285	—
Foreign currency transactions	—	—	(794,630)
Forward currency contracts	(14,276,353)	(155,984)	—
Realized gain distributions from affiliated funds	6	—	445

Net realized loss	(12,482,715)	(137,662)	(128,677,692)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[b]	—	—	391,320,129
Investments — affiliated (Note 2)	65,227,894	480,039	14,923
Forward currency contracts	(540,375)	7,271	—
Translation of assets and liabilities in foreign currencies	—	—	89,103

Net change in unrealized appreciation/depreciation	64,687,519	487,310	391,424,155

Net realized and unrealized gain	52,204,804	349,648	262,746,463

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,213,255	$533,393	$356,997,142

[a]	Net of foreign withholding tax of $ —, $ — and $13,093,629, respectively.
[b]	Net of deferred foreign capital gains taxes of $ —, $ — and $2,122,868, respectively.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

iShares MSCI Emerging Markets ETF (Consolidated)

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$772,602,990
Dividends — affiliated (Note 2)	392,254
Interest — unaffiliated	15,881
Miscellaneous income	136
Securities lending income — affiliated — net (Note 2)[b]	18,238,122
Foreign withholding tax claims (Note 10)	1,122,121

792,371,504
Less: Other foreign taxes (Note 1)	(2,624,499)

Total investment income	789,747,005

EXPENSES
Investment advisory fees (Note 2)	207,622,093
Mauritius income taxes (Note 1)	854,408
Proxy fees	663,245
Commitment fees (Note 9)	238,896
Interest expense (Note 9)	65,570
Professional fees (Note 10)	116,605

Total expenses	209,560,817

Net investment income	580,186,188

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(818,440,258)
Investments — affiliated (Note 2)	44,253
In-kind redemptions — unaffiliated	238,286,576
Futures contracts	35,180,144
Foreign currency transactions	(996,900)
Realized gain distributions from affiliated funds	5,679

Net realized loss	(545,920,506)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[c]	6,416,650,625
Investments — affiliated (Note 2)	388,530
Futures contracts	(2,104,720)
Translation of assets and liabilities in foreign currencies	484,662

Net change in unrealized appreciation/depreciation	6,415,419,097

Net realized and unrealized gain	5,869,498,591

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,449,684,779

[a]	Net of foreign withholding tax of $96,548,344.
[b]	Net of securities lending income tax paid of $760,133.
[c]	Net of deferred foreign capital gains taxes of $9,808,442.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Currency Hedged MSCI Emerging Markets ETF		iShares Edge MSCI Min Vol EM Currency Hedged ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Period from October 29, 2015[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$4,008,451	$4,831,535	$183,745	$105,245
Net realized loss	(12,482,715)	(8,044,500)	(137,662)	(106,194)
Net change in unrealized appreciation/depreciation	64,687,519	15,786,871	487,310	298,282

Net increase in net assets resulting from operations	56,213,255	12,573,906	533,393	297,333

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,977,750)	(4,805,723)	(184,054)	(105,245)
From net realized gain	—	(7,816,489)	—	—
Return of capital	—	—	—	(355)

Total distributions to shareholders	(3,977,750)	(12,622,212)	(184,054)	(105,600)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	209,783,628	60,096,742	3,586,153	5,985,059
Cost of shares redeemed	(48,515,551)	(91,659,549)	(3,549,931)	—

Net increase (decrease) in net assets from capital share transactions	161,268,077	(31,562,807)	36,222	5,985,059

INCREASE (DECREASE) IN NET ASSETS	213,503,582	(31,611,113)	385,561	6,176,792

NET ASSETS
Beginning of period	180,253,792	211,864,905	6,176,792	—

End of period	$393,757,374	$180,253,792	$6,562,353	$6,176,792

Undistributed net investment income included in net assets at end of period	$56,519	$25,812	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	9,300,000	2,850,000	150,000	250,000
Shares redeemed	(2,200,000)	(4,450,000)	(150,000)	—

Net increase (decrease) in shares outstanding	7,100,000	(1,600,000)	—	250,000

[a]	Commencement of operations.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)		iShares MSCI Emerging Markets ETF (Consolidated)
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$94,250,679	$97,409,176	$580,186,188	$490,598,902
Net realized loss	(128,677,692)	(285,334,960)	(545,920,506)	(2,033,422,033)
Net change in unrealized appreciation/depreciation	391,424,155	474,631,130	6,415,419,097	3,716,580,146

Net increase in net assets resulting from operations	356,997,142	286,705,346	6,449,684,779	2,173,757,015

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(84,793,898)	(81,549,891)	(442,844,825)	(501,097,523)

Total distributions to shareholders	(84,793,898)	(81,549,891)	(442,844,825)	(501,097,523)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	93,359,655	1,711,528,424	2,729,984,147	14,107,740,227
Cost of shares redeemed	(707,175,671)	—	(3,711,402,633)	(5,914,796,140)

Net increase (decrease) in net assets from capital share transactions	(613,816,016)	1,711,528,424	(981,418,486)	8,192,944,087

INCREASE (DECREASE) IN NET ASSETS	(341,612,772)	1,916,683,879	5,025,421,468	9,865,603,579

NET ASSETS
Beginning of year	4,379,040,867	2,462,356,988	30,866,468,577	21,000,864,998

End of year	$4,037,428,095	$4,379,040,867	$35,891,890,045	$30,866,468,577

Undistributed net investment income included in net assets at end of year	$43,163,304	$33,247,567	$233,610,496	$83,860,297

SHARES ISSUED AND REDEEMED
Shares sold	1,700,000	33,700,000	65,700,000	405,900,000
Shares redeemed	(14,100,000)	—	(103,950,000)	(187,200,000)

Net increase (decrease) in shares outstanding	(12,400,000)	33,700,000	(38,250,000)	218,700,000

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Emerging Markets ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Sept. 23, 2014[a] to Aug. 31, 2015
Net asset value, beginning of period	$21.72	$21.40	$24.44

Income from investment operations:
Net investment income[b]	0.36	0.50	0.41
Net realized and unrealized gain (loss)[c]	3.83	1.08	(2.80)

Total from investment operations	4.19	1.58	(2.39)

Less distributions from:
Net investment income	(0.34)	(0.48)	(0.65)
Net realized gain	—	(0.78)	—

Total distributions	(0.34)	(1.26)	(0.65)

Net asset value, end of period	$25.57	$21.72	$21.40

Total return	19.55%	7.84%	(10.01)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$393,757	$180,254	$211,865
Ratio of expenses to average net assets[e,f]	0.00%	0.00%	0.02%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets[e]	1.56%	2.42%	1.82%
Portfolio turnover rate[g,h]	4%	11%	7%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 53 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol EM Currency Hedged ETF

	Year ended Aug. 31, 2017	Period from Oct. 29, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$24.71	$24.50

Income from investment operations:
Net investment income[b]	0.70	0.58
Net realized and unrealized gain[c]	1.37	0.23

Total from investment operations	2.07	0.81

Less distributions from:
Net investment income	(0.53)	(0.60)
Return of capital	—	(0.00)[d]

Total distributions	(0.53)	(0.60)

Net asset value, end of period	$26.25	$24.71

Total return	8.61%	3.45%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,562	$6,177
Ratio of expenses to average net assets[f,g]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.78%	0.78%
Ratio of net investment income to average net assets[f]	2.85%	2.88%
Portfolio turnover rate[h,i]	8%	8%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than 0.01%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 52 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Emerging Markets ETF (Consolidated)

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$53.40	$50.98	$62.47	$55.56	$55.32

Income from investment operations:
Net investment income[a]	1.28	1.57	1.58	1.51	1.85
Net realized and unrealized gain (loss)[b]	4.48	2.13	(11.65)	6.94	(0.60)

Total from investment operations	5.76	3.70	(10.07)	8.45	1.25

Less distributions from:
Net investment income	(1.15)	(1.28)	(1.42)	(1.54)	(1.01)

Total distributions	(1.15)	(1.28)	(1.42)	(1.54)	(1.01)

Net asset value, end of year	$58.01	$53.40	$50.98	$62.47	$55.56

Total return	11.11%	7.48%	(16.32)%	15.44%	2.22%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,037,428	$4,379,041	$2,462,357	$2,080,363	$2,455,727
Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to waived fees	0.69%	0.71%	0.69%	0.67%	0.67%
Ratio of net investment income to average net assets	2.40%	3.12%	2.71%	2.58%	3.13%
Portfolio turnover rate[c]	23%	23%	28%	34%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 22%, 23%, 24%, 26% and 23%, respectively. See Note 4.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets ETF (Consolidated)
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$36.74	$33.79	$45.11	$38.44	$39.22

Income from investment operations:
Net investment income[a]	0.75	0.72	0.73	0.83	0.75
Net realized and unrealized gain (loss)[b]	7.86	3.00	(11.21)	6.55	(0.76)

Total from investment operations	8.61	3.72	(10.48)	7.38	(0.01)

Less distributions from:
Net investment income	(0.59)	(0.77)	(0.84)	(0.71)	(0.77)

Total distributions	(0.59)	(0.77)	(0.84)	(0.71)	(0.77)

Net asset value, end of year	$44.76	$36.74	$33.79	$45.11	$38.44

Total return	23.80%	11.28%	(23.46)%	19.34%	(0.08)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$35,891,890	$30,866,469	$21,000,865	$44,336,401	$34,804,192
Ratio of expenses to average net assets	0.69%	0.72%	0.69%	0.67%	0.67%
Ratio of expenses to average net assets prior to waived fees	0.69%	0.72%	0.69%	0.68%	0.67%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 10)	0.69%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	1.92%	2.15%	1.79%	1.98%	1.78%
Portfolio turnover rate[c]	9%	23%	10%	22%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013, were 4%, 10%, 7%, 7%, and 9%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Emerging Markets	Non-diversified
Edge MSCI Min Vol EM Currency Hedged	Non-diversified
Edge MSCI Min Vol Emerging Markets	Diversified
MSCI Emerging Markets	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each currency hedged fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included in this report and should be read in conjunction with the financial statements of the currency hedged funds.

Each of the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF carries out its investment strategies associated with investment in Indian securities by investing in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn invests in Indian securities included in the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

However, the iShares Currency Hedged MSCI Emerging Markets ETF and iShares Edge MSCI Min Vol EM Currency Hedged ETF elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

Each of the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiaries and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Min Vol Emerging Markets
Citigroup Global Markets Inc.	$12,559,191	$12,559,191	$—
Credit Suisse Securities (USA) LLC	8,853,192	8,853,192	—
Deutsche Bank AG	104,604	104,604	—
Deutsche Bank Securities Inc.	2,012,427	2,012,427	—
Goldman Sachs & Co.	10,263,237	10,263,237	—
HSBC Bank PLC	2,201,386	2,201,386	—
Jefferies LLC	279,054	279,054	—
Morgan Stanley & Co. International PLC	15,350,387	15,350,387	—
Morgan Stanley & Co. LLC	26,441,886	26,441,886	—
State Street Bank & Trust Company	58,877	58,877	—
UBS AG	384,775	384,775	—

	$78,509,016	$78,509,016	$—

MSCI Emerging Markets
Barclays Capital Inc.	$23,738	$23,738	$—
BMO Capital Markets	8,947,654	8,947,654	—
BNP Paribas New York Branch	105,443,024	105,443,024	—
Citigroup Global Markets Inc.	69,243,091	69,243,091	—
Citigroup Global Markets Ltd.	10,827,605	10,827,605	—
Credit Suisse Securities (Europe) Ltd.	75,436,299	75,436,299	—
Credit Suisse Securities (USA) LLC	33,924,615	33,924,615	—
Deutsche Bank AG	2,016,081	2,016,081	—
Deutsche Bank Securities Inc.	43,454,673	43,454,673	—
Goldman Sachs & Co.	558,941,858	558,941,858	—
Goldman Sachs International	19,133,419	19,133,419	—
HSBC Bank PLC	2,051,771	2,051,771	—
Jefferies LLC	37,319	37,319	—
JPMorgan Securities LLC	566,936,659	566,936,659	—
JPMorgan Securities PLC	34,528,479	34,528,479	—
Macquarie Bank Limited	885,801	885,801	—
Merrill Lynch, Pierce, Fenner & Smith	118,867,043	118,867,043	—
Morgan Stanley & Co. International PLC	105,350,203	105,350,203	—
Morgan Stanley & Co. LLC	223,781,551	223,781,551	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	12,565,813	12,565,813	—
National Financial Services LLC	46,053,667	46,053,667	—
State Street Bank & Trust Company	42,036,717	42,036,717	—
UBS AG	8,665,943	8,665,943	—
UBS Ltd.	14,954,353	14,954,353	—
UBS Securities LLC	4,512,596	4,512,596	—

	$2,108,619,972	$2,108,619,972	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s consolidated statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares Currency Hedged MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.78%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Emerging Markets ETF (“EEM”), after taking into account any fee waivers by EEM.

For its investment advisory services to the iShares Edge MSCI Min Vol EM Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.78%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares Edge MSCI MinVol Emerging Markets ETF (“EEMV”), after taking into account any fee waivers by EEMV, plus 0.03%.

For its investment advisory services to each of the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.75%	First $14 billion
0.68	Over $14 billion, up to and including $28 billion
0.61	Over $28 billion, up to and including $42 billion
0.54	Over $42 billion, up to and including $56 billion
0.47	Over $56 billion, up to and including $70 billion
0.41	Over $70 billion, up to and including $84 billion
0.35	Over $84 billion

The total of the investment advisory fee and any other fund expenses are a fund’s total annual operating expenses. For the iShares Edge MSCI Min Vol Emerging Markets ETF, BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2023 in order to limit total annual operating expenses to 0.25% of average daily net assets.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Emerging Markets	$121,507
Edge MSCI Min Vol Emerging Markets	637,057
MSCI Emerging Markets	4,820,576

For the year ended August 31, 2017, BTC, the Funds’ securities lending agent, has agreed to voluntarily reimburse the iShares MSCI Emerging Markets ETF in the amount of $137,396, related to the foreign tax on the securities lending income. Such reimbursement is included in “Securities lending income – affiliated – net” in the Fund’s consolidated statement of operations.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Emerging Markets	$47,525,034	$24,590,518
MSCI Emerging Markets	112,122,910	49,073,113

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends–affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES®, INC.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Emerging Markets	$11,046,895	$24,835,252
Edge MSCI Min Vol EM Currency Hedged	492,369	624,218
Edge MSCI Min Vol Emerging Markets	915,304,801	1,232,237,332
MSCI Emerging Markets	2,860,426,712	3,055,379,044

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Emerging Markets	$209,617,702	$48,592,573
Edge MSCI Min Vol EM Currency Hedged	3,595,035	3,561,578
Edge MSCI Min Vol Emerging Markets	42,098,039	322,840,040
MSCI Emerging Markets	1,256,372,161	1,808,980,515

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Emerging Markets ETF as of August 31, 2017 and the related locations in the consolidated statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)	$7,082,911	[a]

[a]	Represents cumulative appreciation of futures contracts as reported in the consolidated schedule of investments. Only current day’s variation margin is reported separately within the consolidated statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Emerging Markets ETF during the year ended August 31, 2017 and the related locations in the consolidated statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$35,180,144	$(2,104,720)

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Emerging Markets ETF for the year ended August 31, 2017:

Average value of contracts purchased	$99,315,175

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	FORWARD CURRENCY CONTRACTS

Each currency-hedged fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$1,043,121	$14,535

Liabilities
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$2,587,982	$34,704

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
	$(14,276,353)	$(155,984)

	Net Change in Unrealized Appreciation/Depreciation
	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts:
	$(540,375)	$7,271

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2017:

	iShares Currency Hedged MSCI Emerging Markets ETF	iShares Edge MSCI Min Vol EM Currency Hedged ETF
Average amounts purchased in U.S. dollars	$257,169,818	$5,983,784
Average amounts sold in U.S. dollars	$490,450,031	$11,568,404

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for NDFs, the forward currency contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contacts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES®, INC.

managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of August 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Received	Net Amount of Derivative Assets
iShares Currency Hedged MSCI Emerging Markets ETF
Forward currency contracts	$1,043,121	$(1,043,121)	$—	$—

iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts	$14,535	$(12,055)	$—	$2,480

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI Emerging Markets ETF
Forward currency contracts	$2,587,982	$(1,043,121)	$(1,530,000)	$14,861

iShares Edge MSCI Min Vol EM Currency Hedged ETF
Forward currency contracts	$34,704	$(12,055)	$—	$22,649

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES®, INC.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Emerging Markets	$922,456	$6	$(922,462)
Edge MSCI Min Vol EM Currency Hedged	16,940	309	(17,249)
Edge MSCI Min Vol Emerging Markets	48,953,580	458,956	(49,412,536)
iShares MSCI Emerging Markets	(86,669,393)	12,408,836	74,260,557

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Currency Hedged MSCI Emerging Markets
Ordinary income	$3,977,750	$8,407,790
Long-term capital gain	—	4,214,422

	$3,977,750	$12,622,212

Edge MSCI Min Vol EM Currency Hedged
Ordinary income	$184,054	$105,245
Return of capital	—	355

	$184,054	$105,600

Edge MSCI Min Vol Emerging Markets
Ordinary income	$84,793,898	$81,549,891

MSCI Emerging Markets
Ordinary income	$442,844,825	$501,097,523

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains(Losses) [a]	Total
Currency Hedged MSCI Emerging Markets	$56,519	$(20,285,024)	$45,636,711	$25,408,206
Edge MSCI Min Vol EM Currency Hedged	—	(264,276)	788,763	524,487
Edge MSCI Min Vol Emerging Markets	51,873,455	(626,690,250)	518,689,780	(56,127,015)
MSCI Emerging Markets	334,407,079	(11,047,796,595)	5,015,762,336	(5,697,627,180)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Currency Hedged MSCI Emerging Markets	$20,285,024	$—	$—	$20,285,024
Edge MSCI Min Vol EM Currency Hedged	264,276	—	—	264,276
Edge MSCI Min Vol Emerging Markets	626,690,250	—	—	626,690,250
MSCI Emerging Markets	8,973,262,771	1,201,366,175	873,167,649	11,047,796,595

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	LINE OF CREDIT

The iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF, along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES®, INC.

For the year ended August 31, 2017, the maximum amounts borrowed, the average borrowings and the weighted average interest rates, if any, under the credit agreement were as follows:

iShares ETF	Maximum Amount Borrowed	Average Borrowings	Weighted Average Interest Rates
Edge MSCI Min Vol Emerging Markets	$74,000,000	$1,433,973	1.41%
MSCI Emerging Markets	90,000,000	3,534,247	1.83%

At a meeting held on September 14-15, 2017, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $275 million and (ii) extending the expiration date to October 24, 2018. These changes to the credit agreement are expected to be effective on or around October 25, 2017.

10.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Emerging Markets ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts on recoverable withholding taxes. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Currency Hedged MSCI Emerging Markets ETF,

iShares Edge MSCI Min Vol EM Currency Hedged ETF, iShares Edge MSCI Min Vol Emerging Markets ETF

and iShares MSCI Emerging Markets ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Emerging Markets ETF, iShares Edge MSCI Min Vol EM Currency Hedged ETF, iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Emerging Markets	$2,519,548
Edge MSCI Min Vol EM Currency Hedged	74,773
Edge MSCI Min Vol Emerging Markets	47,150,658
MSCI Emerging Markets	506,030,480

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Min Vol Emerging Markets	$115,072,428	$13,828,607
MSCI Emerging Markets	881,023,403	99,262,661	[a]

[a]	Amount has been reduced by the foreign withholding tax reclaims recovered from Poland in the current year. See Note 10.

For the fiscal year ended August 31, 2017, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Emerging Markets	$4,462,092	$870,450
Edge MSCI Min Vol EM Currency Hedged	205,848	25,131

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

I. iShares Currency Hedged MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s pricing reflects the use of currency hedging strategies, as compared to certain of the funds in the Peer Group, which are not currency hedged.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES®, INC.

relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in an underlying iShares fund that has breakpoints, the shareholders of the Fund would benefit from such breakpoints in the underlying iShares fund’s investment advisory fee rate as the assets of the underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the

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Contract  (Continued)

iSHARES®, INC.

value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Edge MSCI Min Vol EM Currency Hedged ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES®, INC.

determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory

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Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES®, INC.

Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES®, INC.

was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Edge MSCI Min Vol Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

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Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES®, INC.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as

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compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as

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Contract  (Continued)

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the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made

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appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	85

Supplemental Information  (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Emerging Market	$0.329356	$—	$0.011010	$0.340366	97%	—%	3%	100%
Edge MSCI Min Vol EM Currency Hedged	0.531611	—	—	0.531611	100	—	—	100
Edge MSCI Min Vol Emerging Markets ETF	1.152268	—	—	1.152268	100	—	—	100
MSCI Emerging Markets	0.567076	—	0.020843	0.587919	96	—	4	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Emerging Markets ETF

Period Covered: September 23, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	0.72%
Greater than 0.0% and Less than 0.5%	432	61.80
At NAV	16	2.29
Less than 0.0% and Greater than –0.5%	245	35.05
Less than –0.5% and Greater than –1.0%	1	0.14

	699	100.00%

iShares Edge MSCI Min Vol EM Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.71%
Greater than 1.0% and Less than 1.5%	10	2.38
Greater than 0.5% and Less than 1.0%	59	14.01
Greater than 0.0% and Less than 0.5%	131	31.12
At NAV	14	3.33
Less than 0.0% and Greater than –0.5%	157	37.28
Less than –0.5% and Greater than –1.0%	40	9.50
Less than –1.0% and Greater than –1.5%	2	0.48
Less than –1.5%	5	1.19

	421	100.00%

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Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

iShares Edge MSCI Min Vol Emerging Markets ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	26	1.88
Greater than 1.0% and Less than 1.5%	65	4.70
Greater than 0.5% and Less than 1.0%	275	19.88
Greater than 0.0% and Less than 0.5%	463	33.49
At NAV	14	1.01
Less than 0.0% and Greater than –0.5%	350	25.32
Less than –0.5% and Greater than –1.0%	132	9.54
Less than –1.0% and Greater than –1.5%	39	2.82
Less than –1.5% and Greater than –2.0%	12	0.87
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Emerging Markets ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	5	0.36
Greater than 1.5% and Less than 2.0%	22	1.59
Greater than 1.0% and Less than 1.5%	63	4.56
Greater than 0.5% and Less than 1.0%	226	16.34
Greater than 0.0% and Less than 0.5%	442	31.97
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	328	23.71
Less than –0.5% and Greater than –1.0%	191	13.81
Less than –1.0% and Greater than –1.5%	63	4.56
Less than –1.5% and Greater than –2.0%	23	1.66
Less than –2.0% and Greater than –2.5%	10	0.72
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares Edge MSCI Min Vol Emerging Markets ETF and iShares MSCI Emerging Markets ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

SUPPLEMENTAL INFORMATION	89

Supplemental Information  (Unaudited) (Continued)

iSHARES®, INC.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2016 was USD 385.71 thousand. This figure is comprised of fixed remuneration of USD 151.73 thousand and variable remuneration of USD 233.98 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares Edge MSCI Min Vol Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 53.34 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 12.85 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Emerging Markets ETF in respect of BFA’s financial year ending December 31, 2016 was USD 2.78 million. This figure is comprised of fixed remuneration of USD 1.09 million and variable remuneration of USD 1.68 million. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Emerging Markets ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 383.97 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 92.50 thousand.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	91

Director and Officer Information  (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	93

Director and Officer Information  (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

Certain financial information required by regulations or listing exchange rules in jurisdictions outside the U.S. in which iShares Funds are cross-listed may be publicly filed in those jurisdictions. This information is available upon request by calling 1-800-474-2737.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-805-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Frontier 100 ETF | FM | NYSE Arca
➢	iShares MSCI World ETF | URTH | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI FRONTIER 100 ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	27.91%	26.68%	30.06%	27.91%	26.68%	30.06%
Since Inception	8.02%	7.88%	9.83%	46.74%	45.76%	59.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/12/12. The first day of secondary market trading was 9/13/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,133.80	$4.30	$1,000.00	$1,021.20	$4.08	0.80%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

The iShares MSCI Frontier 100 ETF (the “Fund”) seeks to track the investment results of an index composed of frontier market equities, as represented by the MSCI Frontier Markets 100 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 27.91%, net of fees, while the total return for the Index was 30.06%.

Argentina contributed to the Index’s performance as the country’s economy exited recession during the reporting period. Economic indicators largely strengthened; in June 2017 inflation edged down for a third consecutive month and industrial production rose following 15 months of decline. Private consumption, traditionally the Argentine economy’s key driver, improved, but at a slower pace than forecast. The country’s stock market gained for much of the reporting period on expectations that the

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FRONTIER 100 ETF

benchmark index provider MSCI Inc. would include Argentina in its emerging market stock index; stocks then slumped following the surprise decision in June 2017 against including the country in the index.

Potential emerging-market status also positively affected Kuwait’s stock market performance for the reporting period, as the country appeared on track to be classified as a secondary emerging market by FTSE Russell by the end of September 2017. Expectations of the inclusion supported market strength and liquidity. A rebound in oil prices boosted stock market gains, as the country holds the world’s sixth-largest proven reserves of oil, and oil represents 80% of state revenues.

Stocks in Kenya contributed to the Index’s performance for the reporting period. The country’s banks performed well as the government agreed to review a law limiting interest rates, which had pressured bank revenues. An ongoing severe drought continued to dampen economic strength, however, pushing up food costs.

Moroccan stocks also contributed meaningfully to the Index’s performance for the reporting period. Abundant rainfall benefited the country’s agricultural sector, which represents approximately 15% of Morocco’s economy. Nigerian companies also contributed to the Index’s return.

From a sector standpoint, financials contributed the most to the Index’s return for the reporting period, led by gains in the banks industry. The telecommunication services sector also helped the Index’s performance, driven primarily by strength in the wireless telecommunication services industry.

Within the energy sector, the oil, gas, and consumable fuels industry performed well overall as oil prices rebounded from recent lows. The utilities sector also contributed to the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	44.36%
Telecommunication Services	12.94
Consumer Staples	11.73
Energy	8.44
Real Estate	5.52
Industrials	4.97
Utilities	4.48
Health Care	2.53
Materials	2.47
Consumer Discretionary	1.72
Information Technology	0.84

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

Kuwait	20.42%
Argentina	20.25
Vietnam	12.28
Morocco	7.97
Kenya	6.72
Bangladesh	6.40
Nigeria	5.96
Romania	5.26
Oman	3.90
Mauritius	2.69

TOTAL	91.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI WORLD ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.29%	16.01%	16.19%	16.29%	16.01%	16.19%
5 Years	11.27%	11.16%	11.10%	70.55%	69.69%	69.27%
Since Inception	11.39%	11.39%	11.23%	83.79%	83.84%	82.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/10/12. The first day of secondary market trading was 1/12/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,079.10	$1.26	$1,000.00	$1,024.00	$1.22	0.24%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

The iShares MSCI World ETF (the “Fund”) seeks to track the investment results of an index composed of developed market equities, as represented by the MSCI World Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.29%, net of fees, while the total return for the Index was 16.19%.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI WORLD ETF

U.S. stocks represented about 60% of the Index on average and made the largest contribution to the Index’s performance for the reporting period. Improving corporate earnings helped drive the equity market, despite tepid economic expansion in the U.S. Those companies that generated most of their revenues overseas generally performed well, as stronger economic growth in some international markets drove demand for U.S. goods, from technology devices and components to heavy machinery.

Japanese stocks contributed significantly to the Index’s return, largely benefiting from increases in consumer spending and exports. The country’s economy expanded during the reporting period, posting its longest span of sustained growth in a decade. Private consumption, which represented more than half of economic growth, increased. A weaker Japanese yen and a global recovery in manufacturing supported export demand for automobiles and auto parts, as well as flat panels and semiconductor manufacturing equipment, particularly to other Asian countries.

France helped the Index’s performance for the reporting period, as French stocks benefited from the strongest pace of economic growth since 2011. An increase in exports included transportation equipment and refined petroleum products. In addition, French equities rose following the presidential election of Emmanuel Macron, which eased concerns regarding nationalist sentiment in the country.

The U.K. and Germany also contributed to the Index’s return for the reporting period. Although economic growth in the U.K. was moderate overall, moves by the Bank of England to support the economy lifted the country’s equity market. Germany’s stock market strength was largely a reflection of economic growth, supported by strong domestic demand and improving industrial production.

From a sector perspective, information technology was the largest contributor to the Index’s return for the reporting period amid increased global demand for technology products. Leading contributors included the technology hardware, storage, and peripherals industry and the software industry. Banks led an advance in the financials sector, while strength in the industrials sector reflected gains within the capital goods industry. The consumer discretionary and healthcare sectors also contributed to the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	17.84%
Information Technology	16.34
Health Care	12.52
Consumer Discretionary	12.18
Industrials	11.40
Consumer Staples	9.26
Energy	5.86
Materials	5.10
Utilities	3.30
Real Estate	3.24
Telecommunication Services	2.96

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

United States	59.12%
Japan	8.73
United Kingdom	6.57
France	3.86
Canada	3.55
Germany	3.50
Switzerland	3.07
Australia	2.66
Netherlands	1.44
Hong Kong	1.34

TOTAL	93.84%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 100.12%

ARGENTINA — 20.28%
Adecoagro SAa	459,558	$4,457,713
Arcos Dorados Holdings Inc. Class Aa	604,076	5,195,054
Banco Macro SA ADR	215,660	22,387,665
BBVA Banco Frances SA ADR	322,670	5,543,471
Cresud SACIF y A ADR[a]	170,560	3,291,808
Empresa Distribuidora y Comercializadora Norte SA ADR[a]	109,470	3,853,344
Globant SAa,b	134,890	5,245,872
Grupo Financiero Galicia SA ADR	435,830	19,873,848
Grupo Supervielle SA ADR[b]	154,570	3,157,865
IRSA Inversiones y Representaciones SA ADR[a]	115,620	2,798,004
Pampa Energia SA ADR[a]	284,540	17,359,785
Telecom Argentina SA ADR	356,290	10,670,885
Transportadora de Gas del Sur SA ADR[a]	381,300	6,630,807
YPF SA ADR	838,440	16,819,106

		127,285,227
BAHRAIN — 1.47%
Aluminium Bahrain BSC	930,921	1,234,152
GFH Financial Group BSC	13,674,479	6,738,398
Ithmaar Holding BSC[a]	8,806,390	1,240,131

		9,212,681
BANGLADESH — 6.41%
ACI Ltd.	191,756	1,329,781
Acme Laboratores Ltd. (The)	965,557	1,423,896
Bangladesh Export Import Co. Ltd.[a]	4,278,441	1,686,033
Beximco Pharmaceuticals Ltd.	2,695,166	3,620,497
BRAC Bank Ltd.	3,405,326	3,620,757
City Bank Ltd. (The)	4,030,504	2,197,685
GrameenPhone Ltd.	772,320	3,728,804
International Finance Investment & Commerce Bank Ltd.[a]	4,876,049	1,244,769
Islami Bank Bangladesh Ltd.	3,600,763	1,472,522
Lafarge Surma Cement Ltd.	3,114,046	2,269,111
National Bank Ltd.[a]	11,150,748	1,782,572
Olympic Industries Ltd.	1,058,414	3,589,912

Security	Shares	Value
Renata Ltd.	28,544	$403,355
Square Pharmaceuticals Ltd.	2,943,877	10,437,365
Summit Power Ltd.[a]	2,717,907	1,407,875

		40,214,934
CROATIA — 0.26%
Valamar Riviera DD	214,600	1,613,650

		1,613,650
JORDAN — 1.82%
Al-Eqbal Investment Co. PLC	24,403	923,115
Arab Bank PLC	642,060	5,152,781
Bank of Jordan	271,010	1,058,812
Jordan Islamic Bank	304,220	1,626,225
Jordan Petroleum Refinery Co.	612,950	2,636,809

		11,397,742
KAZAKHSTAN — 2.44%
Halyk Savings Bank of Kazakhstan JSC GDR[a,c]	421,070	4,210,700
KazMunaiGas Exploration Production JSC GDR[c]	1,101,505	11,125,201

		15,335,901
KENYA — 6.74%
Co-operative Bank of Kenya Ltd. (The)	14,545,260	2,412,419
East African Breweries Ltd.	2,749,542	6,954,094
Equity Group Holdings Ltd./Kenya	15,533,300	6,610,719
KCB Group Ltd.	15,374,036	6,729,880
Safaricom Ltd.	78,879,967	19,566,529

		42,273,641
KUWAIT — 20.46%
Agility Public Warehousing Co. KSC	3,824,326	11,087,758
Al Mazaya Holding Co. KSCP	2,200,060	831,037
Alimtiaz Investment Co. KSCC	3,871,220	2,257,570
Boubyan Bank KSCP	3,594,510	5,383,428
Burgan Bank SAK	3,232,440	3,855,793
Human Soft Holding Co. KSC	202,509	2,750,445
Jazeera Airways Co. KSC	498,560	941,614
Kuwait Finance House KSCP	14,343,937	28,089,022
Kuwait International Bank KSCP	1,587,594	1,278,281
Kuwait Projects Co. Holding KSCP	2,111,508	2,462,726
Mabanee Co. SAK	2,466,848	6,465,463
Mezzan Holding Co. KSCC	632,497	1,781,387

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2017

Security	Shares	Value
Mobile Telecommunications Co. KSC	11,944,554	$19,749,279
National Bank of Kuwait SAKP	14,549,886	35,723,875
National Industries Group Holding SAK[a]	4,802,330	2,259,546
National Real Estate Co. KPSC[a]	2,600,430	1,042,585
Warba Bank KSCP[a]	2,756,430	2,429,458

		128,389,267
MAURITIUS — 2.69%
Greenbay Properties Ltd.	31,147,954	5,296,171
MCB Group Ltd.	1,407,328	11,595,317

		16,891,488
MOROCCO — 7.98%
Attijariwafa Bank	289,188	13,837,482
Banque Centrale Populaire	153,129	4,770,780
Ciments du Maroc	4,920	811,935
Cosumar	141,047	4,499,346
Douja Promotion Groupe Addoha SA	917,340	4,794,222
Maroc Telecom	1,194,480	17,495,839
Societe d’Exploitation des Ports	138,563	2,254,255
Taqa Morocco	7,791	705,825
TOTAL Maroc SA	5,244	947,929

		50,117,613
NIGERIA — 5.96%
Access Bank PLC	90,391,806	2,438,183
Afriland Properties PLC[a]	8,020	44
FBN Holdings PLC	111,793,870	1,777,476
Guaranty Trust Bank PLC	91,703,656	10,024,732
Lafarge Africa PLC	9,434,792	1,499,566
Nigerian Breweries PLC	22,718,662	11,408,761
Oando PLC[a]	31,574,622	599,786
Transnational Corp. of Nigeria PLC[a]	141,678,690	513,758
United Bank for Africa PLC	112,968,507	2,867,541
Zenith Bank PLC	98,357,393	6,310,237

		37,440,084
OMAN — 3.86%
Bank Muscat SAOG	8,354,892	8,418,902
Bank Nizwa SAOG[a]	4,398,070	1,062,253
Bank Sohar SAOG	7,827,720	3,090,023
HSBC Bank Oman SAOG	2,958,150	868,124
Oman Telecommunications Co. SAOG	2,350,120	7,629,269

Security	Shares	Value
Ooredoo QSC	2,206,210	$2,521,055
Phoenix Power Co. SAOC	2,082,800	659,918

		24,249,544
PAKISTAN — 0.49%
Fauji Cement Co. Ltd.	299,500	97,679
Habib Bank Ltd.	631,500	1,066,466
Lucky Cement Ltd.	150,098	851,792
MCB Bank Ltd.	294,466	541,515
National Bank of Pakistan	369,626	195,108
Pakistan Oilfields Ltd.	73,700	336,547

		3,089,107
ROMANIA — 5.27%
Banca Transilvania SA	19,773,389	11,726,136
BRD-Groupe Societe Generale SA	1,359,496	4,597,899
OMV Petrom SA	52,215,057	4,056,536
Societatea Energetica Electrica SA	1,089,222	3,666,892
Societatea Nationala de Gaze Naturale ROMGAZ SA	743,319	5,909,516
Transgaz SA Medias	30,646	3,095,115

		33,052,094
SLOVENIA — 0.57%
Petrol DD Ljubljana	2,818	1,246,318
Zavarovalnica Triglav DD	72,003	2,311,317

		3,557,635
SRI LANKA — 1.12%
John Keells Holdings PLC	6,629,315	7,029,612

		7,029,612
VIETNAM — 12.30%
Bank for Foreign Trade of Vietnam JSC	1,929,685	3,149,432
FLC Faros Construction JSC[a]	786,410	3,840,112
Hoa Phat Group JSC	4,005,832	6,176,645
Hoa Sen Group	1,116,030	1,465,521
Hoang Huy Investment Financial Services JSC	1,157,370	827,366
Kinh Bac City Development Share Holding Corp.[a]	1,505,150	999,836
Masan Group Corp.	3,614,600	7,553,109
No Va Land Investment Group Corp.[a]	1,366,980	3,620,183
PetroVietnam Fertilizer & Chemicals JSC	1,103,760	1,136,220

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2017

Security	Principal or Shares		Value
PetroVietnam Technical Services Corp.		1,213,700	$875,643
Saigon Beer Alcohol Beverage Corp.		131,600	1,453,120
Saigon Securities Inc.		2,299,520	2,534,060
Saigon Thuong Tin Commercial JSB[a]		3,084,629	1,587,672
Vietnam Dairy Products JSC		4,765,860	31,113,372
Vingroup JSC[a]		5,045,530	10,876,140

			77,208,431

TOTAL COMMON STOCKS
(Cost: $556,027,920)			628,358,651

CONVERTIBLE BONDS — 0.05%

OMAN — 0.05%
Bank Muscat SAOG
0.35%, 03/19/18	OMR	1,026,177	282,495

			282,495

TOTAL CONVERTIBLE BONDS
(Cost: $255,878)			282,495

SHORT-TERM INVESTMENTS — 1.34%

MONEY MARKET FUNDS — 1.34%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]		4,575,839	4,577,212
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]		3,859,935	3,859,935

			8,437,147

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,436,484)			8,437,147

TOTAL INVESTMENTS IN SECURITIES — 101.51%
(Cost: $564,720,282)[g]			637,078,293
Other Assets, Less Liabilities — (1.51)%			(9,452,181)

NET ASSETS — 100.00%			$627,626,112

ADR  —  American Depositary Receipts

GDR  —  Global Depositary Receipts

Currency abbreviations:

OMR  —  Omani Rial

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $592,116,408. Net unrealized appreciation was $44,961,885, of which $120,056,137 represented gross unrealized appreciation on investments and $75,094,252 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI FRONTIER 100 ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,940,667	1,635,172	[b]	—	4,575,839	$4,577,212	$618	$663	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	5,413,364	—		(1,553,429)[b]	3,859,935	3,859,935	—	—	30,087

						$8,437,147	$618	$663	$30,087

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$628,358,607	$44	$—	$628,358,651
Convertible bonds	—	282,495	—	282,495
Money market funds	8,437,147	—	—	8,437,147

Total	$636,795,754	$282,539	$—	$637,078,293

During the year ended August 31, 2017, Nigerian securities in the amount of $23,389,554 transferred from Level 2 to Level 1 as the foreign exchange rate used to translate the Nigerian naira into U.S. dollars was changed from the three-month non-deliverable forward rate, a Level 2 input, to the World Market Reuters rate, a Level 1 input.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.41%

AUSTRALIA — 2.65%
AGL Energy Ltd.	12,152	$231,224
Amcor Ltd./Australia	19,592	250,340
AMP Ltd.	42,160	170,540
APA Group	19,482	136,906
ASX Ltd.	3,723	161,464
Aurizon Holdings Ltd.	33,046	130,004
Australia & New Zealand Banking Group Ltd.	36,766	857,332
Bendigo & Adelaide Bank Ltd.	10,354	98,137
BHP Billiton Ltd.	43,276	939,801
Brambles Ltd.	23,126	170,768
Cochlear Ltd.	1,674	207,405
Commonwealth Bank of Australia	21,903	1,316,825
Computershare Ltd.	8,866	98,801
Crown Resorts Ltd.	7,130	65,600
CSL Ltd.	6,510	663,601
Dexus	22,085	167,985
Fortescue Metals Group Ltd.	23,064	109,942
Goodman Group	31,620	207,908
GPT Group (The)	41,168	163,262
Incitec Pivot Ltd.	37,882	100,053
Insurance Australia Group Ltd.	37,138	188,813
James Hardie Industries PLC	9,184	128,859
LendLease Group	13,082	172,034
Macquarie Group Ltd.	4,412	303,746
Medibank Pvt Ltd.	46,378	111,825
Mirvac Group	93,310	171,700
National Australia Bank Ltd.	33,914	812,346
Newcrest Mining Ltd.	12,214	221,360
Oil Search Ltd.	21,846	116,265
Orica Ltd.	7,130	114,969
Origin Energy Ltd.[a]	33,170	201,262
QBE Insurance Group Ltd.	19,778	163,771
Ramsay Health Care Ltd.	2,542	137,726
Rio Tinto Ltd.	5,766	310,253
Santos Ltd.[a]	26,673	79,545
Scentre Group	79,567	243,599
Sonic Healthcare Ltd.	8,432	146,464
South32 Ltd.	83,952	194,433
Stockland	53,326	187,369
Suncorp Group Ltd.	16,695	172,538
Sydney Airport	18,106	106,270

Security	Shares	Value
Tatts Group Ltd.	30,628	$99,843
Telstra Corp. Ltd.	53,405	155,454
Transurban Group	29,778	287,200
Vicinity Centres	61,752	128,324
Wesfarmers Ltd.	14,384	486,237
Westfield Corp.	28,148	165,879
Westpac Banking Corp.	42,846	1,062,658
Woodside Petroleum Ltd.	10,292	235,342
Woolworths Ltd.	17,174	354,160

		13,508,142
AUSTRIA — 0.10%
Andritz AG	1,798	97,711
Erste Group Bank AG	5,084	214,545
OMV AG	3,782	217,132

		529,388
BELGIUM — 0.48%
Ageas	3,844	178,281
Anheuser-Busch InBev SA/NV	9,796	1,159,056
Colruyt SA	1,984	110,096
Groupe Bruxelles Lambert SA	1,054	107,153
KBC Group NV	3,735	306,530
Proximus SADP	3,162	111,332
Solvay SA	1,061	153,704
UCB SA	2,170	149,351
Umicore SA	2,294	171,140

		2,446,643
CANADA — 3.54%
Agnico Eagle Mines Ltd.	4,154	212,082
Agrium Inc.	1,860	181,705
Alimentation Couche-Tard Inc. Class B	5,952	283,085
ARC Resources Ltd.	6,262	81,912
Bank of Montreal	8,432	602,665
Bank of Nova Scotia (The)	15,562	964,316
Barrick Gold Corp.	17,918	321,416
BCE Inc.	1,426	67,606
BlackBerry Ltd.[a,b]	9,238	85,251
Brookfield Asset Management Inc. Class A	11,656	459,174
Cameco Corp.	8,122	81,107
Canadian Imperial Bank of Commerce	4,960	415,038
Canadian National Railway Co.	10,788	870,956
Canadian Natural Resources Ltd.	14,880	456,577

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Canadian Pacific Railway Ltd.	2,108	$326,704
Canadian Tire Corp. Ltd. Class Ab	1,364	160,797
Canadian Utilities Ltd. Class A	2,976	92,384
Cenovus Energy Inc.	15,438	120,303
CGI Group Inc. Class Aa	3,720	188,500
CI Financial Corp.	4,588	100,049
Constellation Software Inc./Canada	372	206,023
Crescent Point Energy Corp.	7,936	54,246
Enbridge Inc.	21,870	870,788
Encana Corp.	14,694	136,538
Fairfax Financial Holdings Ltd.	372	192,588
Finning International Inc.	4,402	100,311
First Quantum Minerals Ltd.	9,582	115,022
Fortis Inc./Canada	5,890	214,647
Franco-Nevada Corp.[b]	2,728	222,287
George Weston Ltd.	1,550	134,175
Gildan Activewear Inc.	4,712	146,988
Goldcorp Inc.	13,578	185,841
Great-West Lifeco Inc.	3,720	102,632
Husky Energy Inc.[a,b]	6,159	71,771
IGM Financial Inc.	1,798	58,640
Imperial Oil Ltd.	4,712	138,532
Intact Financial Corp.	2,294	188,350
Inter Pipeline Ltd.	6,836	124,697
Loblaw Companies Ltd.	3,472	187,564
Magna International Inc. Class A	5,394	258,525
Manulife Financial Corp.	26,040	509,481
Metro Inc.	5,580	183,456
National Bank of Canada	5,208	238,768
Onex Corp.	2,294	182,697
Open Text Corp.	4,588	147,036
Pembina Pipeline Corp.	7,564	242,832
Potash Corp. of Saskatchewan Inc.	12,524	217,066
Power Corp. of Canada	5,084	123,760
Power Financial Corp.	3,596	96,687
PrairieSky Royalty Ltd.	5,022	117,524
Restaurant Brands International Inc.	3,658	222,412
RioCan REIT	4,960	94,156
Rogers Communications Inc. Class B	5,394	280,467
Royal Bank of Canada	18,724	1,384,120
Saputo Inc.	5,208	175,130
Shaw Communications Inc. Class B	6,392	142,039
SNC-Lavalin Group Inc.	2,914	126,787

Security	Shares	Value
Sun Life Financial Inc.	7,750	$296,401
Suncor Energy Inc.	22,392	698,863
Teck Resources Ltd. Class B	8,308	205,952
TELUS Corp.	2,450	88,347
Thomson Reuters Corp.	4,712	214,600
Toronto-Dominion Bank (The)	23,622	1,263,483
Tourmaline Oil Corp.[a]	3,658	71,074
TransCanada Corp.	11,904	602,060
Valeant Pharmaceuticals International Inc.[a,b]	5,146	68,914
Vermilion Energy Inc.	2,728	88,558
Wheaton Precious Metals Corp.	8,060	166,761

		18,031,223
DENMARK — 0.72%
AP Moller – Maersk A/S Class A	124	242,412
Carlsberg A/S Class B	1,838	210,655
Coloplast A/S Class B	2,356	192,632
Danske Bank A/S	10,086	391,448
DSV A/S	4,659	329,916
Genmab A/Sa	896	208,820
Novo Nordisk A/S Class B	25,172	1,199,060
Novozymes A/S Class B	4,278	217,321
Pandora A/S	1,804	191,475
Vestas Wind Systems A/S	3,364	305,967
William Demant Holding A/Sa	7,564	199,862

		3,689,568
FINLAND — 0.38%
Elisa OYJ	3,348	146,082
Fortum OYJ	3,906	70,029
Kone OYJ Class B	4,960	268,783
Metso OYJ	3,374	111,676
Nokia OYJ	79,878	494,303
Sampo OYJ Class A	5,208	274,544
Stora Enso OYJ Class R	10,044	131,832
UPM-Kymmene OYJ	8,246	214,308
Wartsila OYJ Abp	3,224	222,123

		1,933,680
FRANCE — 3.85%
Accor SA	3,224	149,104
Air Liquide SA	5,105	622,410
Airbus SE	8,060	676,622
Alstom SA	3,844	136,533
Atos SE	2,046	315,251
AXA SA	24,676	715,096

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
BNP Paribas SA	14,819	$1,125,986
Bollore SA	29,450	136,621
Bouygues SA	3,100	140,403
Bureau Veritas SA	5,085	120,760
Capgemini SE	2,356	260,862
Carrefour SA	7,812	157,333
Casino Guichard Perrachon SA	992	56,333
Cie. de Saint-Gobain	6,448	353,212
Cie. Generale des Etablissements Michelin Class B	2,666	362,920
Credit Agricole SA	15,376	270,734
Danone SA	7,812	614,380
Dassault Systemes SE	2,356	231,787
Edenred	4,278	115,556
Engie SA	19,964	332,767
Essilor International SA	2,914	367,405
Eutelsat Communications SA	4,030	116,979
Groupe Eurotunnel SE Registered	11,718	139,524
Hermes International	505	266,755
Iliad SA	620	159,918
Ingenico Group SA	868	86,066
Kering	1,240	464,826
Klepierre SA	4,240	170,636
L’Oreal SA	3,224	679,785
Lagardere SCA	2,790	89,527
Legrand SA	4,278	299,470
LVMH Moet Hennessy Louis Vuitton SE	3,782	990,336
Orange SA	25,916	439,834
Pernod Ricard SA	3,100	423,106
Peugeot SA	7,378	155,566
Publicis Groupe SA	2,852	192,255
Renault SA	2,680	236,898
Safran SA	4,464	433,018
Sanofi	15,686	1,522,884
Schneider Electric SE	7,397	595,637
SCOR SE	2,728	114,165
SES SA	5,828	133,070
Societe BIC SA	620	74,412
Societe Generale SA	10,540	589,333
Sodexo SA	1,550	180,649
STMicroelectronics NV	12,269	212,308
Suez	6,262	118,634
Thales SA	1,984	219,366
Total SA	29,512	1,524,346

Security	Shares	Value
Unibail-Rodamco SE	1,320	$335,134
Valeo SA	3,906	260,891
Veolia Environnement SA	7,006	164,173
Vinci SA	6,634	610,072
Vivendi SA	15,128	346,674

		19,608,322
GERMANY — 3.33%
adidas AGb	2,790	625,426
Allianz SE Registered	5,890	1,258,721
BASF SE	12,152	1,175,594
Bayer AG Registered	11,222	1,434,247
Bayerische Motoren Werke AG	4,092	379,468
Beiersdorf AG	2,693	287,129
Brenntag AG	3,348	177,189
Commerzbank AGa	19,407	240,882
Continental AG	1,506	339,386
Daimler AG Registered	11,116	809,204
Deutsche Bank AG Registered	29,848	478,000
Deutsche Boerse AG	2,832	302,320
Deutsche Lufthansa AG Registered	4,450	111,473
Deutsche Post AG Registered	14,198	588,183
Deutsche Telekom AG Registered	42,099	758,780
E.ON SE	31,772	358,661
Fresenius Medical Care AG & Co. KGaA	3,410	318,251
Fresenius SE & Co. KGaA[b]	5,828	492,576
GEA Group AGb	3,782	166,367
Hannover Rueck SE	1,240	150,077
HeidelbergCement AG	2,480	237,794
Henkel AG & Co. KGaA	1,798	217,398
Infineon Technologies AGb	18,972	436,906
Lanxess AG	2,294	170,868
Linde AGb	2,728	522,336
MAN SE	1,426	159,890
Merck KGaA	2,294	251,624
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	2,046	421,794
Osram Licht AG	2,171	178,044
ProSiebenSat.1 Media SE Registered	3,669	122,923
QIAGEN NVb	5,254	168,374
RWE AGa	8,432	210,070
SAP SE	13,330	1,396,211
Siemens AG Registered	10,292	1,343,530

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
thyssenkrupp AGb	6,882	$206,105
Vonovia SE	8,122	342,845
Zalando SEa,b,c	2,418	114,372

		16,953,018
HONG KONG — 1.34%
AIA Group Ltd.	173,600	1,331,981
Bank of East Asia Ltd. (The)[b]	49,600	227,199
BOC Hong Kong Holdings Ltd.	93,000	473,529
Cheung Kong Property Holdings Ltd.	62,000	544,231
CK Hutchison Holdings Ltd.	31,000	405,599
CLP Holdings Ltd.	31,000	327,370
Galaxy Entertainment Group Ltd.	62,000	388,963
Hang Seng Bank Ltd.	18,600	427,780
Hong Kong & China Gas Co. Ltd.[b]	222,497	420,747
Hong Kong Exchanges & Clearing Ltd.	15,500	423,027
Jardine Matheson Holdings Ltd.	6,200	407,402
Li & Fung Ltd.[b]	132,000	59,536
Link REIT	62,000	511,752
MTR Corp. Ltd.	62,000	362,425
New World Development Co. Ltd.	204,333	279,356
Sands China Ltd.[b]	49,600	222,129

		6,813,026
IRELAND — 0.16%
Bank of Ireland Group PLC[a]	12,663	105,385
CRH PLC	10,540	367,597
Kerry Group PLC Class A	2,728	253,725
Paddy Power Betfair PLC	1,252	109,836

		836,543
ISRAEL — 0.15%
Bank Hapoalim BM	33,170	223,159
Check Point Software Technologies Ltd.[a,b]	2,046	228,886
Nice Ltd.	1,736	134,363
Teva Pharmaceutical Industries Ltd. ADR[b]	12,710	201,580

		787,988
ITALY — 0.90%
Assicurazioni Generali SpA	16,244	290,460
Atlantia SpA	7,688	246,787
CNH Industrial NV	18,315	207,513
Enel SpA	100,832	609,585
Eni SpA	33,914	531,019

Security	Shares	Value
Ferrari NV	2,410	$275,350
Fiat Chrysler Automobiles NVa	15,376	231,249
Intesa Sanpaolo SpA	182,280	614,597
Leonardo SpA	3,996	67,510
Luxottica Group SpA	2,790	160,378
Saipem SpA[a,b]	13,729	50,893
Snam SpA	46,788	227,511
Telecom Italia SpA/Milano[a]	238,766	228,372
Tenaris SAb	7,688	102,645
Terna Rete Elettrica Nazionale SpA	30,566	180,246
UniCredit SpA[a]	26,996	548,513

		4,572,628
JAPAN — 8.69%
Aeon Co. Ltd.	12,400	182,744
Aisin Seiki Co. Ltd.	6,200	311,521
Ajinomoto Co. Inc.	12,400	244,654
ANA Holdings Inc.	62,000	229,726
Asahi Group Holdings Ltd.	12,400	539,557
Asahi Kasei Corp.	62,000	741,904
Astellas Pharma Inc.	37,200	467,620
Bridgestone Corp.	12,400	531,670
Canon Inc.	18,600	651,321
Casio Computer Co. Ltd.	6,500	91,777
Chubu Electric Power Co. Inc.	18,600	242,851
Chugai Pharmaceutical Co. Ltd.	6,200	251,808
Chugoku Electric Power Co. Inc. (The)	18,600	214,290
Concordia Financial Group Ltd.	24,800	118,502
Dai-ichi Life Holdings Inc.	15,200	244,449
Daiichi Sankyo Co. Ltd.	13,300	314,071
Daikin Industries Ltd.	6,200	619,380
Daiwa House Industry Co. Ltd.	12,400	433,425
Denso Corp.	6,200	300,592
Dentsu Inc.	6,200	259,131
East Japan Railway Co.	6,200	568,117
Eisai Co. Ltd.	6,200	320,760
FANUC Corp.	2,700	523,514
Fast Retailing Co. Ltd.	700	200,154
FUJIFILM Holdings Corp.	6,200	243,471
Fujitsu Ltd.	62,000	459,170
Hakuhodo DY Holdings Inc.	12,400	168,661
Hitachi Ltd.	62,000	426,440
Honda Motor Co. Ltd.	24,800	694,247
Hoya Corp.	6,200	354,616

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Hulic Co. Ltd.	12,400	$122,693
Iida Group Holdings Co. Ltd.	6,200	105,286
INPEX Corp.	24,800	236,824
ITOCHU Corp.	24,800	404,696
Japan Airlines Co. Ltd.	6,200	212,826
Japan Exchange Group Inc.	12,400	211,023
Japan Retail Fund Investment Corp.	124	227,923
Japan Tobacco Inc.	18,600	636,111
JFE Holdings Inc.	12,400	244,710
JTEKT Corp.	6,200	82,866
JXTG Holdings Inc.	55,800	269,925
Kansai Electric Power Co. Inc. (The)	18,600	260,258
Kao Corp.	6,200	386,556
KDDI Corp.	24,800	668,559
Kirin Holdings Co. Ltd.	18,600	421,905
Kobe Steel Ltd.[a]	6,200	74,585
Komatsu Ltd.	18,600	502,771
Konami Holdings Corp.	6,200	322,788
Konica Minolta Inc.	18,600	148,381
Kubota Corp.	18,600	321,774
Kuraray Co. Ltd.	18,600	352,869
Kyocera Corp.	6,200	371,797
Kyushu Electric Power Co. Inc.	12,400	145,564
Kyushu Financial Group Inc.	18,600	113,229
M3 Inc.[b]	6,200	160,943
Marubeni Corp.	43,400	282,104
Marui Group Co. Ltd.	6,200	86,696
Mazda Motor Corp.	12,400	182,406
Mitsubishi Chemical Holdings Corp.	43,400	403,400
Mitsubishi Corp.	24,800	573,131
Mitsubishi Electric Corp.	28,600	422,789
Mitsubishi Estate Co. Ltd.	13,600	234,040
Mitsubishi Heavy Industries Ltd.	62,000	237,105
Mitsubishi Motors Corp.	12,400	91,485
Mitsubishi UFJ Financial Group Inc.	180,400	1,104,921
Mitsubishi UFJ Lease & Finance Co. Ltd.	43,400	219,248
Mitsui & Co. Ltd.	31,100	464,692
Mitsui Fudosan Co. Ltd.	8,800	190,136
Mizuho Financial Group Inc.	378,200	649,806
MS&AD Insurance Group Holdings Inc.	8,100	267,081
Murata Manufacturing Co. Ltd.	2,400	367,218
Nagoya Railroad Co. Ltd.	62,000	277,158

Security	Shares	Value
NEC Corp.	30,000	$79,320
Nidec Corp.	6,200	701,908
Nikon Corp.	12,400	204,263
Nintendo Co. Ltd.	1,600	532,655
Nippon Paint Holdings Co. Ltd.[b]	6,200	211,248
Nippon Steel & Sumitomo Metal Corp.	12,447	296,812
Nippon Telegraph & Telephone Corp.	12,400	616,057
Nissan Motor Co. Ltd.	43,400	431,003
Nitto Denko Corp.	6,200	546,317
Nomura Holdings Inc.	68,200	379,543
Nomura Real Estate Master Fund Inc.	124	163,703
NTT DOCOMO Inc.	24,800	575,384
Olympus Corp.[b]	6,200	213,783
Omron Corp.	6,200	310,958
Ono Pharmaceutical Co. Ltd.	6,200	126,242
Oriental Land Co. Ltd./Japan	6,200	465,254
ORIX Corp.	24,800	396,471
Otsuka Holdings Co. Ltd.	6,200	249,499
Panasonic Corp.	37,200	495,335
Rakuten Inc.	18,600	220,628
Recruit Holdings Co. Ltd.	18,600	370,276
Resona Holdings Inc.	43,400	216,330
Ricoh Co. Ltd.	18,600	186,068
Sekisui House Ltd.	12,400	214,516
Seven & I Holdings Co. Ltd.	12,400	491,786
Seven Bank Ltd.	37,200	140,945
Shin-Etsu Chemical Co. Ltd.	6,200	547,781
Shionogi & Co. Ltd.	6,200	326,449
Shiseido Co. Ltd.	6,200	256,822
SoftBank Group Corp.	12,400	1,005,204
Sompo Holdings Inc.	6,200	232,937
Sony Corp.	18,600	732,948
Subaru Corp.	6,200	217,220
Sumitomo Corp.	31,000	438,411
Sumitomo Electric Industries Ltd.	18,600	291,016
Sumitomo Mitsui Financial Group Inc.	18,600	695,261
Sumitomo Mitsui Trust Holdings Inc.	6,200	214,403
Sumitomo Realty & Development Co. Ltd.	5,000	151,145
Suzuki Motor Corp.	6,200	311,296

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Sysmex Corp.	6,200	$381,937
T&D Holdings Inc.	12,400	169,956
Takeda Pharmaceutical Co. Ltd.	12,400	684,670
Terumo Corp.	6,200	239,415
Tohoku Electric Power Co. Inc.	12,400	169,449
Tokio Marine Holdings Inc.	12,400	494,603
Tokyo Electric Power Co. Holdings Inc.[a]	31,000	125,341
Tokyo Gas Co. Ltd.	62,000	328,534
Tokyu Fudosan Holdings Corp.	24,800	147,818
Toshiba Corp.[a,b]	62,000	172,379
Toyota Motor Corp.	37,200	2,089,838
Unicharm Corp.	6,200	145,733
USS Co. Ltd.	6,200	121,735
Yahoo Japan Corp.	43,500	199,200
Yamada Denki Co. Ltd.	24,800	134,072
Yamaha Corp.	6,200	215,755
Yamato Holdings Co. Ltd.	6,200	132,044
Yokogawa Electric Corp.	6,200	96,498

		44,316,595
NETHERLANDS — 1.43%
Aegon NV	25,792	147,065
AerCap Holdings NVa,b	2,666	134,100
Akzo Nobel NV	3,721	339,755
Altice NV Class Aa,b	4,244	97,735
Altice NV Class Ba	2,418	55,842
ArcelorMittal[a,b]	9,072	242,031
ASML Holding NV	5,208	808,028
Gemalto NVb	1,612	87,000
Heineken Holding NV	2,108	207,864
Heineken NV	3,286	344,300
ING Groep NV	51,336	909,397
Koninklijke Ahold Delhaize NV	18,807	337,630
Koninklijke DSM NV	3,039	230,261
Koninklijke KPN NV	54,188	191,404
Koninklijke Philips NV	13,779	520,615
NN Group NV	3,658	144,974
NXP Semiconductors NVa	4,712	532,267
Randstad Holding NV	2,123	123,943
RELX NV	14,203	297,784
Unilever NV CVA	21,576	1,282,841
Wolters Kluwer NV	5,766	251,551

		7,286,387

Security	Shares	Value
NEW ZEALAND — 0.04%
Fletcher Building Ltd.	19,716	$115,224
Spark New Zealand Ltd.	39,990	112,129

		227,353
NORWAY — 0.25%
DNB ASA	15,376	299,423
Norsk Hydro ASA	23,932	172,265
Orkla ASA	15,162	155,228
Statoil ASA	16,306	308,101
Telenor ASA	9,858	199,064
Yara International ASA	3,720	151,720

		1,285,801
PORTUGAL — 0.04%
EDP – Energias de Portugal SA	30,283	116,111
Galp Energia SGPS SA	3,923	64,877

		180,988
SINGAPORE — 0.47%
Ascendas REIT	101,765	199,334
CapitaLand Ltd.[b]	86,800	241,608
CapitaLand Mall Trust	136,400	217,959
DBS Group Holdings Ltd.	23,400	355,308
Genting Singapore PLC	142,600	124,434
Global Logistic Properties Ltd.[b]	74,400	177,508
Hutchison Port Holdings Trust[b]	173,600	78,988
Oversea-Chinese Banking Corp. Ltd.	43,400	356,979
Singapore Press Holdings Ltd.[b]	3,700	7,520
Singapore Telecommunications Ltd.[b]	124,000	337,850
United Overseas Bank Ltd.	16,800	297,278

		2,394,766
SPAIN — 1.33%
Abertis Infraestructuras SA	12,747	257,633
ACS Actividades de Construccion y Servicios SA	4,203	158,703
Aena SAc	1,302	253,941
Amadeus IT Group SA	6,882	426,037
Banco Bilbao Vizcaya Argentaria SA	87,919	775,798
Banco de Sabadell SA	89,661	196,886
Banco Santander SA	212,824	1,381,271
Bankia SA	25,714	125,006
Bankinter SA	16,430	156,464
CaixaBank SA	59,229	305,470
Distribuidora Internacional de Alimentacion SAb	11,842	74,844

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Enagas SA	537	$15,805
Endesa SA	3,930	94,686
Ferrovial SA	8,242	187,600
Gas Natural SDG SA	4,092	99,343
Grifols SA	6,262	176,816
Iberdrola SA	72,260	589,428
Industria de Diseno Textil SA	13,950	529,315
International Consolidated Airlines Group SA	10,292	81,334
Red Electrica Corp. SA	1,519	34,069
Repsol SA	17,705	303,744
Telefonica SA	53,233	573,332

		6,797,525
SWEDEN — 1.09%
Alfa Laval AB	5,766	130,430
Assa Abloy AB Class B	15,004	323,938
Atlas Copco AB Class A	8,122	317,843
Atlas Copco AB Class B	6,944	247,484
Boliden AB	5,584	195,084
Electrolux AB Class B	4,216	153,066
Essity AB Class Ba	8,680	240,634
Hennes & Mauritz AB Class B	11,656	294,427
Hexagon AB Class B	4,402	215,693
Investor AB Class B	6,200	289,534
Kinnevik AB Class B	3,968	119,229
Lundin Petroleum ABa,b	4,650	99,634
Millicom International Cellular SA SDR	1,366	85,095
Nordea Bank AB	38,750	520,572
Sandvik AB	20,961	345,866
Skandinaviska Enskilda Banken AB Class A	19,592	254,584
Skanska AB Class B	6,262	141,257
SKF AB Class B	6,200	123,730
Svenska Handelsbanken AB Class A	19,902	297,129
Swedbank AB Class A	10,354	279,495
Swedish Match AB	4,030	143,477
Telefonaktiebolaget LM Ericsson Class B	43,090	252,182
Telia Co. AB	25,510	121,501
Volvo AB Class B	21,711	370,247

		5,562,131

Security	Shares	Value
SWITZERLAND — 3.06%
ABB Ltd. Registered	26,722	$617,303
Adecco Group AG Registered	2,604	188,323
Baloise Holding AG Registered	1,178	187,181
Cie. Financiere Richemont SA Class A Registered	7,378	658,339
Credit Suisse Group AG Registered	30,700	450,437
Geberit AG Registered	744	339,174
Givaudan SA Registered	124	252,903
Julius Baer Group Ltd.	3,658	204,026
Kuehne + Nagel International AG Registered	1,522	275,100
LafargeHolcim Ltd. Registered	6,696	392,632
Nestle SA Registered	41,540	3,516,419
Novartis AG Registered	29,512	2,484,413
Partners Group Holding AG	496	321,032
Roche Holding AG	9,362	2,372,161
Schindler Holding AG Participation Certificates	744	159,019
Schindler Holding AG Registered	744	156,000
SGS SA Registered	124	276,516
Sonova Holding AG Registered	1,364	230,078
Swatch Group AG (The) Bearer	682	271,665
Swiss Life Holding AG Registered	558	199,277
Swiss Prime Site AG Registered	970	87,613
Swiss Re AG	4,030	364,210
Swisscom AG Registered	414	208,336
UBS Group AG	49,052	806,474
Zurich Insurance Group AG	1,922	573,800

		15,592,431
UNITED KINGDOM — 6.54%
3i Group PLC	16,213	202,541
Admiral Group PLC	3,906	97,189
Anglo American PLC	19,654	355,185
Antofagasta PLC	9,672	128,991
Ashtead Group PLC	7,524	161,229
Associated British Foods PLC	5,270	225,586
AstraZeneca PLC	17,050	997,648
Auto Trader Group PLC[c]	22,878	104,180
Aviva PLC	51,410	346,127
Babcock International Group PLC	7,316	76,595
BAE Systems PLC	46,190	361,573
Barclays PLC	225,060	554,192
BHP Billiton PLC	29,636	563,838

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
BP PLC	255,750	$1,466,977
British American Tobacco PLC	31,051	1,932,920
British Land Co. PLC (The)	13,206	104,056
BT Group PLC	113,956	429,575
Bunzl PLC	7,254	215,919
Burberry Group PLC	7,378	170,839
Capita PLC	11,408	95,328
Carnival PLC	3,224	223,293
Centrica PLC	73,718	189,884
Cobham PLC	57,308	101,388
Compass Group PLC	22,842	486,234
Croda International PLC	2,998	148,419
Diageo PLC	33,666	1,124,418
Experian PLC	14,632	292,992
Ferguson PLC	4,041	239,680
G4S PLC	30,256	110,526
GKN PLC	28,954	118,977
GlaxoSmithKline PLC	65,906	1,302,297
Glencore PLC	167,590	776,333
Hammerson PLC	12,896	93,222
HSBC Holdings PLC	265,422	2,566,782
IMI PLC	7,253	106,075
Imperial Brands PLC	12,710	524,161
Inmarsat PLC	8,060	76,023
InterContinental Hotels Group PLC	3,453	171,567
Intertek Group PLC	3,720	244,943
Intu Properties PLC[b]	22,755	72,951
Investec PLC	13,702	104,169
ITV PLC	56,730	115,936
J Sainsbury PLC	27,914	84,742
Johnson Matthey PLC	3,226	114,896
Kingfisher PLC	31,992	123,216
Land Securities Group PLC	11,470	149,275
Legal & General Group PLC	77,686	260,466
Lloyds Banking Group PLC	930,744	765,400
London Stock Exchange Group PLC	5,274	268,435
Marks & Spencer Group PLC	23,064	94,982
Meggitt PLC	16,120	107,596
National Grid PLC	45,694	573,894
Next PLC	2,294	122,051
Old Mutual PLC	73,160	195,611
Pearson PLC	11,904	93,030
Prudential PLC	35,092	820,929
Randgold Resources Ltd.	1,160	118,232

Security	Shares	Value
Reckitt Benckiser Group PLC	8,742	$825,914
RELX PLC	16,864	367,456
Rio Tinto PLC	16,988	820,105
Rolls-Royce Holdings PLC	25,358	298,650
Royal Bank of Scotland Group PLC[a]	53,940	175,082
Royal Dutch Shell PLC Class A ADR	56,884	1,559,046
Royal Dutch Shell PLC Class B	52,021	1,448,219
RSA Insurance Group PLC	19,485	167,341
Sage Group PLC (The)	20,646	184,229
Segro PLC	23,216	160,943
Severn Trent PLC	5,332	155,893
Shire PLC	12,356	610,344
Sky PLC	13,578	167,261
Smith & Nephew PLC	12,958	233,258
Smiths Group PLC	8,494	169,099
SSE PLC	12,728	233,709
Standard Chartered PLC[a]	45,757	453,993
Standard Life Aberdeen PLC	39,898	220,860
Tate & Lyle PLC	14,942	131,598
Taylor Wimpey PLC	56,482	145,924
Tesco PLC[a]	118,730	276,758
TUI AG	8,308	140,025
Unilever PLC	17,546	1,021,696
United Utilities Group PLC	12,834	150,489
Vodafone Group PLC	342,367	976,722
Weir Group PLC (The)	4,464	103,250
Whitbread PLC	3,224	156,118
WPP PLC	17,608	322,181

		33,349,676
UNITED STATES — 58.87%
3M Co.	7,874	1,608,816
Abbott Laboratories	22,425	1,142,330
AbbVie Inc.	21,080	1,587,324
Accenture PLC Class A	8,246	1,078,247
Activision Blizzard Inc.	9,921	650,421
Acuity Brands Inc.	682	120,571
Adobe Systems Inc.[a]	6,882	1,067,811
Advance Auto Parts Inc.[b]	1,240	121,396
AES Corp./VA	9,114	100,619
Aetna Inc.	4,712	743,082
Affiliated Managers Group Inc.	992	175,276
Aflac Inc.	5,270	435,039
AGCO Corp.	1,736	118,829
Agilent Technologies Inc.	5,766	373,176

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
AGNC Investment Corp.	5,938	$127,905
Air Products & Chemicals Inc.	2,852	414,595
Akamai Technologies Inc.[a]	2,666	125,702
Albemarle Corp.	1,861	216,360
Alexion Pharmaceuticals Inc.[a]	3,224	459,130
Alkermes PLC[a]	2,790	141,676
Alleghany Corp.[a]	151	84,978
Allergan PLC	4,526	1,038,626
Alliance Data Systems Corp.	806	181,753
Alliant Energy Corp.	4,526	193,441
Allstate Corp. (The)	5,332	482,546
Alphabet Inc. Class Aa	4,030	3,849,617
Alphabet Inc. Class Ca	4,216	3,960,215
Altria Group Inc.	25,669	1,627,415
Amazon.com Inc.[a]	5,456	5,350,154
Ameren Corp.	4,092	245,479
American Airlines Group Inc.	1,922	85,990
American Electric Power Co. Inc.	6,572	483,896
American Express Co.	10,106	870,127
American International Group Inc.	13,082	791,199
American Tower Corp.	5,952	881,194
American Water Works Co. Inc.	3,720	300,948
Ameriprise Financial Inc.	2,480	343,505
AmerisourceBergen Corp.	2,604	208,971
AMETEK Inc.	4,154	262,741
Amgen Inc.	9,734	1,730,413
Amphenol Corp. Class A	4,836	391,426
Anadarko Petroleum Corp.	7,502	307,057
Analog Devices Inc.	5,319	445,041
Andeavor	2,294	229,744
Annaly Capital Management Inc.	16,182	202,275
ANSYS Inc.[a]	1,799	231,747
Anthem Inc.	3,596	704,960
Aon PLC	3,968	552,187
Apache Corp.	5,208	202,279
Apple Inc.	70,742	11,601,688
Applied Materials Inc.	16,521	745,428
Arch Capital Group Ltd.[a]	2,542	247,438
Archer-Daniels-Midland Co.	8,060	333,039
Arconic Inc.	5,874	149,611
Arrow Electronics Inc.[a]	1,860	147,740
Assurant Inc.	1,240	117,416
AT&T Inc.	80,166	3,003,018
Autodesk Inc.[a]	3,348	383,212

Security	Shares	Value
Autoliv Inc.	1,364	$148,158
Automatic Data Processing Inc.	6,138	653,513
AutoZone Inc.[a]	434	229,343
AvalonBay Communities Inc.	1,984	372,456
Avery Dennison Corp.	1,984	187,012
Avnet Inc.	2,542	98,045
Axis Capital Holdings Ltd.	2,108	126,986
Baker Hughes a GE Co.	5,952	201,773
Ball Corp.	5,208	208,268
Bank of America Corp.	135,222	3,230,454
Bank of New York Mellon Corp. (The)	14,198	742,271
Baxter International Inc.	6,634	411,573
BB&T Corp.	11,409	525,841
Becton Dickinson and Co.	3,294	656,955
Bed Bath & Beyond Inc.	2,666	73,555
Berkshire Hathaway Inc. Class Ba	15,712	2,846,386
Best Buy Co. Inc.	4,340	235,488
Biogen Inc.[a]	2,976	942,083
BioMarin Pharmaceutical Inc.[a]	2,604	234,855
BlackRock Inc.[d]	1,612	675,444
Boeing Co. (The)	7,812	1,872,224
BorgWarner Inc.	3,286	152,503
Boston Properties Inc.	2,356	284,134
Boston Scientific Corp.[a]	20,212	556,841
Brighthouse Financial Inc.[a]	1,341	76,531
Bristol-Myers Squibb Co.	22,692	1,372,412
Broadcom Ltd.	5,518	1,390,922
Brown-Forman Corp. Class B	3,720	197,309
Bunge Ltd.	2,170	161,947
CA Inc.	4,774	158,401
Cabot Oil & Gas Corp.	7,564	193,260
Campbell Soup Co.	3,410	157,542
Capital One Financial Corp.	6,882	547,876
Cardinal Health Inc.	4,464	301,141
CarMax Inc.[a]	3,162	212,328
Carnival Corp.	5,022	348,929
Caterpillar Inc.	7,750	910,548
CBRE Group Inc. Class Aa	4,898	176,720
CBS Corp. Class B NVS	5,828	373,342
CDK Global Inc.	2,542	163,959
Celanese Corp. Series A	2,418	234,594
Celgene Corp.[a]	10,478	1,455,709
Centene Corp.[a]	2,914	258,909

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
CenterPoint Energy Inc.	6,510	$192,826
CenturyLink Inc.	7,502	147,939
Cerner Corp.[a]	4,216	285,760
CF Industries Holdings Inc.	3,540	102,625
CH Robinson Worldwide Inc.	2,542	179,541
Charles Schwab Corp. (The)	16,864	672,874
Charter Communications Inc. Class Aa	2,945	1,173,700
Cheniere Energy Inc.[a]	3,472	148,567
Chevron Corp.	24,986	2,688,993
Chipotle Mexican Grill Inc.[a,b]	434	137,452
Chubb Ltd.	5,899	834,237
Church & Dwight Co. Inc.	4,712	236,401
Cigna Corp.	3,596	654,688
Cimarex Energy Co.	1,488	148,339
Cincinnati Financial Corp.	2,356	181,035
Cintas Corp.	1,798	242,748
Cisco Systems Inc.	65,472	2,108,853
CIT Group Inc.	3,720	166,842
Citigroup Inc.	36,828	2,505,409
Citizens Financial Group Inc.	8,460	280,280
Citrix Systems Inc.[a]	2,666	208,508
Clorox Co. (The)	2,109	292,160
CME Group Inc.	4,588	577,170
CMS Energy Corp.	4,960	240,758
Coach Inc.	4,216	175,807
Coca-Cola Co. (The)	52,576	2,394,837
Cognizant Technology Solutions Corp. Class A	8,308	587,957
Colgate-Palmolive Co.	11,222	803,944
Comcast Corp. Class A	63,364	2,573,212
Comerica Inc.	3,782	258,122
Conagra Brands Inc.	6,820	221,377
Concho Resources Inc.[a]	2,170	240,805
ConocoPhillips	16,368	714,627
Consolidated Edison Inc.	4,464	376,181
Constellation Brands Inc. Class A	2,604	521,060
Continental Resources Inc./OKa,b	1,620	54,950
Core Laboratories NV	992	87,475
Corning Inc.	15,004	431,515
Costco Wholesale Corp.	5,952	932,916
Coty Inc. Class A	6,718	111,384
CR Bard Inc.	1,116	358,024
Crown Castle International Corp.	5,518	598,372

Security	Shares	Value
Crown Holdings Inc.[a]	2,976	$175,673
CSX Corp.	13,392	672,278
Cummins Inc.	2,356	375,499
CVS Health Corp.	13,578	1,050,123
Danaher Corp.	8,122	677,537
Darden Restaurants Inc.	2,170	178,135
DaVita Inc.[a]	2,480	145,229
Deere & Co.	3,782	438,447
Dell Technologies Inc. Class Va	3,411	255,586
Delphi Automotive PLC	3,676	354,366
Delta Air Lines Inc.	1,632	77,014
DENTSPLY SIRONA Inc.	3,782	213,948
Devon Energy Corp.	6,820	214,148
Dick’s Sporting Goods Inc.	1,860	49,030
Digital Realty Trust Inc.	2,666	315,494
Discover Financial Services	5,642	332,596
Discovery Communications Inc. Class Aa	2,108	46,819
Discovery Communications Inc. Class C NVS[a,b]	4,030	84,670
DISH Network Corp. Class Aa	3,348	191,807
Dollar General Corp.	4,092	296,916
Dollar Tree Inc.[a]	3,286	261,697
Dominion Energy Inc.	7,998	630,002
Dover Corp.	2,790	236,815
Dow Chemical Co. (The)	14,756	983,487
DR Horton Inc.	5,456	197,234
Dr Pepper Snapple Group Inc.	3,224	293,545
DTE Energy Co.	2,666	299,445
Duke Energy Corp.	8,680	757,764
Duke Realty Corp.	7,688	228,487
DXC Technology Co.	4,265	362,525
Eastman Chemical Co.	2,356	203,087
Eaton Corp. PLC	6,076	436,014
Eaton Vance Corp. NVS	2,480	117,998
eBay Inc.[a]	15,190	548,815
Ecolab Inc.	3,906	520,670
Edison International	4,898	392,722
Edwards Lifesciences Corp.[a]	3,100	352,346
EI du Pont de Nemours & Co.	11,780	988,695
Electronic Arts Inc.[a]	4,402	534,843
Eli Lilly & Co.	13,826	1,123,916
Emerson Electric Co.	8,742	516,128
Entergy Corp.	2,790	220,884

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
EOG Resources Inc.	7,502	$637,595
EQT Corp.[b]	2,560	159,590
Equifax Inc.	1,984	282,660
Equinix Inc.	1,116	522,746
Equity Residential	5,084	341,391
Essex Property Trust Inc.	1,054	280,332
Estee Lauder Companies Inc. (The) Class A	3,100	331,669
Everest Re Group Ltd.	718	181,281
Eversource Energy	4,836	304,668
Exelon Corp.	12,276	464,892
Expedia Inc.	1,798	266,751
Expeditors International of Washington Inc.	3,596	201,736
Express Scripts Holding Co.[a]	8,370	525,803
Exxon Mobil Corp.	55,056	4,202,424
F5 Networks Inc.[a]	1,302	155,433
Facebook Inc. Class Aa	31,930	5,491,002
Fastenal Co.	4,278	182,542
Federal Realty Investment Trust	1,550	196,742
FedEx Corp.	3,472	744,327
Fidelity National Information Services Inc.	4,464	414,795
Fifth Third Bancorp.	12,152	317,532
First Republic Bank/CA	2,976	288,821
FirstEnergy Corp.	6,448	210,076
Fiserv Inc.[a]	3,596	444,861
FleetCor Technologies Inc.[a]	1,303	187,332
Flex Ltd.[a]	10,726	174,512
FLIR Systems Inc.	3,100	117,800
Flowserve Corp.	2,790	109,591
Fluor Corp.	2,666	102,828
FMC Corp.	2,294	197,789
FNF Group	4,216	203,380
Foot Locker Inc.	2,188	77,083
Ford Motor Co.	43,958	484,857
Fortive Corp.	4,546	295,354
Franklin Resources Inc.	5,394	233,183
Freeport-McMoRan Inc.[a]	18,042	266,661
Gap Inc. (The)	3,658	86,402
Garmin Ltd.	1,922	98,983
General Dynamics Corp.	3,658	736,538
General Electric Co.	114,328	2,806,752
General Mills Inc.	7,998	425,973

Security	Shares	Value
General Motors Co.	16,864	$616,211
Genuine Parts Co.	2,542	210,554
GGP Inc.	8,432	174,964
Gilead Sciences Inc.	17,050	1,427,255
Global Payments Inc.	2,666	254,576
Goldman Sachs Group Inc. (The)	4,774	1,068,135
Goodyear Tire & Rubber Co. (The)	4,092	123,988
H&R Block Inc.	3,472	92,841
Halliburton Co.	11,656	454,234
Hanesbrands Inc.	5,642	136,875
Harley-Davidson Inc.	2,542	119,499
Harris Corp.	2,465	302,949
Hartford Financial Services Group Inc. (The)	5,766	311,768
Hasbro Inc.	1,737	170,660
HCA Healthcare Inc.[a]	4,340	341,384
HCP Inc.	6,882	205,152
Helmerich & Payne Inc.	1,612	68,252
Henry Schein Inc.[a,b]	1,426	247,668
Hershey Co. (The)	2,418	253,697
Hess Corp.	3,968	154,355
Hewlett Packard Enterprise Co.	23,126	417,656
Hilton Worldwide Holdings Inc.	3,102	199,552
HollyFrontier Corp.	3,038	95,120
Hologic Inc.[a]	5,580	215,388
Home Depot Inc. (The)	15,934	2,388,029
Honeywell International Inc.	9,424	1,303,056
Hormel Foods Corp.	4,898	150,565
Host Hotels & Resorts Inc.	10,168	184,244
HP Inc.	24,242	462,537
Humana Inc.	2,108	543,063
Huntington Bancshares Inc./OH	17,150	215,919
IHS Markit Ltd.[a]	5,518	258,463
Illinois Tool Works Inc.	4,712	647,947
Illumina Inc.[a]	2,170	443,678
Incyte Corp.[a]	2,666	366,335
Ingersoll-Rand PLC	3,968	338,828
Intel Corp.	60,947	2,137,411
Intercontinental Exchange Inc.	8,308	537,278
International Business Machines Corp.	11,656	1,667,158
International Flavors & Fragrances Inc.	1,426	195,148
International Paper Co.	5,456	293,915

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Interpublic Group of Companies Inc. (The)	6,882	$138,603
Intuit Inc.	3,596	508,654
Intuitive Surgical Inc.[a]	620	622,895
Invesco Ltd.	6,510	213,398
Iron Mountain Inc.	4,235	166,944
Jacobs Engineering Group Inc.	2,480	135,135
Jazz Pharmaceuticals PLC[a,b]	992	148,165
JB Hunt Transport Services Inc.	1,612	159,411
JM Smucker Co. (The)	1,922	201,349
Johnson & Johnson	36,580	4,842,095
Johnson Controls International PLC	12,777	505,841
JPMorgan Chase & Co.	47,616	4,327,818
Juniper Networks Inc.	6,944	192,557
Kansas City Southern	1,922	198,792
Kellogg Co.	3,906	255,687
KeyCorp	16,740	288,095
Kimberly-Clark Corp.	4,774	588,586
Kimco Realty Corp.	7,276	142,755
Kinder Morgan Inc./DE	26,226	506,949
KLA-Tencor Corp.	3,410	319,483
Kohl’s Corp.	2,914	115,919
Kraft Heinz Co. (The)	7,750	625,813
Kroger Co. (The)	13,206	288,815
L Brands Inc.	3,534	128,001
L3 Technologies Inc.	1,364	247,539
Laboratory Corp. of America Holdings[a]	1,674	262,600
Lam Research Corp.	2,955	490,471
Las Vegas Sands Corp.	5,518	343,275
Leggett & Platt Inc.	2,790	128,256
Leucadia National Corp.	6,200	146,816
Level 3 Communications Inc.[a]	4,650	253,100
Liberty Global PLC Series Aa,b	3,844	130,696
Liberty Global PLC Series C NVS[a]	7,936	262,126
Liberty Interactive Corp. QVC Group Series Aa	7,440	164,573
Liberty Media Corp.-Liberty SiriusXM Class Ca	4,774	212,968
Liberty Property Trust	3,162	134,701
Lincoln National Corp.	3,472	235,610
LKQ Corp.[a]	5,332	184,754
Lockheed Martin Corp.	3,436	1,049,320
Loews Corp.	4,340	202,157

Security	Shares	Value
Lowe’s Companies Inc.	11,594	$856,681
lululemon athletica Inc.[a,b]	1,736	99,907
LyondellBasell Industries NV Class A	4,712	426,860
M&T Bank Corp.	2,294	339,191
Macerich Co. (The)	1,984	104,696
Macy’s Inc.	4,402	91,430
Mallinckrodt PLC[a]	1,737	71,356
ManpowerGroup Inc.	1,240	138,272
Marathon Oil Corp.	12,649	140,657
Marathon Petroleum Corp.	7,440	390,228
Markel Corp.[a]	248	260,894
Marriott International Inc./MD Class A	4,658	482,476
Marsh & McLennan Companies Inc.	6,821	532,584
Martin Marietta Materials Inc.	992	210,294
Marvell Technology Group Ltd.	7,440	133,250
Masco Corp.	5,704	209,736
MasterCard Inc. Class A	12,710	1,694,243
Mattel Inc.	4,960	80,451
Maxim Integrated Products Inc.	4,650	216,969
McCormick & Co. Inc./MD NVS	2,542	241,820
McDonald’s Corp.	10,974	1,755,511
McKesson Corp.	2,976	444,347
Medtronic PLC	17,856	1,439,551
Merck & Co. Inc.	36,828	2,351,836
MetLife Inc.	12,028	563,271
MGM Resorts International	7,254	239,092
Michael Kors Holdings Ltd.[a]	2,480	104,706
Microchip Technology Inc.	4,030	349,804
Micron Technology Inc.[a]	14,920	476,992
Microsoft Corp.	98,332	7,352,284
Mohawk Industries Inc.[a]	992	251,095
Molson Coors Brewing Co. Class B	2,666	239,274
Mondelez International Inc. Class A	20,584	836,945
Monsanto Co.	5,890	690,308
Monster Beverage Corp.[a]	5,766	321,858
Moody’s Corp.	2,914	390,563
Morgan Stanley	19,902	905,541
Mosaic Co. (The)	5,022	100,340
Motorola Solutions Inc.	2,666	234,928
Murphy Oil Corp.	2,852	64,626
Mylan NVa	6,882	216,645
Nasdaq Inc.	2,170	163,575

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
National Oilwell Varco Inc.	5,456	$167,336
Navient Corp.	6,944	91,661
NetApp Inc.	4,092	158,197
Netflix Inc.[a]	5,890	1,029,042
New York Community Bancorp. Inc.	9,858	118,789
Newell Brands Inc.	6,596	318,455
Newfield Exploration Co.[a,b]	3,136	81,944
Newmont Mining Corp.	8,122	311,397
News Corp. Class A	6,079	81,276
NextEra Energy Inc.	6,342	954,534
Nielsen Holdings PLC	4,960	192,696
NIKE Inc. Class B	17,484	923,330
Noble Energy Inc.	6,696	159,164
Nordstrom Inc.	2,170	96,825
Norfolk Southern Corp.	4,030	485,696
Northern Trust Corp.	3,224	285,324
Northrop Grumman Corp.	2,356	641,327
Nucor Corp.	4,526	249,428
NVIDIA Corp.	7,502	1,271,139
O’Reilly Automotive Inc.[a,b]	1,426	279,681
Occidental Petroleum Corp.	10,230	610,731
Omnicom Group Inc.	3,534	255,791
ONEOK Inc.	5,396	292,247
Oracle Corp.	39,990	2,012,697
PACCAR Inc.	5,084	337,222
Palo Alto Networks Inc.[a]	1,550	205,670
Parker-Hannifin Corp.	2,232	359,106
Patterson Companies Inc.	1,736	66,836
Paychex Inc.	4,712	268,725
PayPal Holdings Inc.[a]	15,686	967,512
Pentair PLC	3,162	196,202
People’s United Financial Inc.	8,928	149,098
PepsiCo Inc.	18,414	2,131,052
Perrigo Co. PLC	2,108	166,448
Pfizer Inc.	78,430	2,660,346
PG&E Corp.	6,758	475,628
Philip Morris International Inc.	20,708	2,421,386
Phillips 66	6,262	524,818
Pinnacle West Capital Corp.	2,294	206,391
Pioneer Natural Resources Co.	2,356	305,455
Plains GP Holdings LP Class A	2,356	52,963
PNC Financial Services Group Inc. (The)[d]	6,510	816,419
PPG Industries Inc.	3,844	401,006

Security	Shares	Value
PPL Corp.	9,566	$375,370
Praxair Inc.	3,720	489,329
Priceline Group Inc. (The)[a]	682	1,263,119
Principal Financial Group Inc.	4,154	259,708
Procter & Gamble Co. (The)	33,520	3,092,890
Progressive Corp. (The)	8,805	409,256
Prologis Inc.	7,564	479,255
Prudential Financial Inc.	5,890	601,251
Public Service Enterprise Group Inc.	7,626	357,202
Public Storage	2,170	445,588
PulteGroup Inc.	5,580	144,076
PVH Corp.	1,240	156,104
Qorvo Inc.[a]	2,307	168,919
QUALCOMM Inc.	19,592	1,024,074
Quest Diagnostics Inc.	2,480	268,708
Ralph Lauren Corp.	992	87,187
Range Resources Corp.	3,472	60,274
Raytheon Co.	4,154	756,070
Realty Income Corp.	4,154	239,104
Red Hat Inc.[a]	3,203	344,323
Regency Centers Corp.	3,162	203,380
Regeneron Pharmaceuticals Inc.[a]	1,116	554,540
Regions Financial Corp.	20,026	282,567
Reinsurance Group of America Inc.	832	111,862
RenaissanceRe Holdings Ltd.	403	56,081
Republic Services Inc.	4,216	275,052
Robert Half International Inc.	2,604	117,961
Rockwell Automation Inc.	2,108	345,838
Rockwell Collins Inc.	2,480	325,004
Roper Technologies Inc.	1,674	386,125
Ross Stores Inc.	5,952	347,894
Royal Caribbean Cruises Ltd.	2,356	293,228
S&P Global Inc.	3,906	602,813
salesforce.com Inc.[a]	8,866	846,614
SBA Communications Corp.[a]	1,984	304,643
SCANA Corp.	2,418	145,999
Schlumberger Ltd.	17,805	1,130,796
Scripps Networks Interactive Inc. Class A	1,364	116,827
Seagate Technology PLC	4,402	138,795
SEI Investments Co.	3,348	195,724
Sempra Energy	3,162	372,895
ServiceNow Inc.[a]	2,604	302,559
Sherwin-Williams Co. (The)	1,178	399,660

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Signet Jewelers Ltd.	1,116	$70,386
Simon Property Group Inc.	4,157	652,025
Sirius XM Holdings Inc.[b]	40,424	232,438
Skyworks Solutions Inc.	2,852	300,487
SL Green Realty Corp.	1,576	151,895
Southern Co. (The)	11,718	565,511
Southwest Airlines Co.	2,108	109,911
Splunk Inc.[a]	2,294	153,904
Sprint Corp.[a]	14,328	118,206
Stanley Black & Decker Inc.	2,356	339,264
Staples Inc.	11,160	113,999
Starbucks Corp.	19,158	1,051,008
State Street Corp.	5,263	486,775
Stericycle Inc.[a]	1,426	102,515
Stryker Corp.	4,464	631,076
SunTrust Banks Inc.	7,254	399,695
Symantec Corp.	10,501	314,820
Synchrony Financial	11,722	360,920
Synopsys Inc.[a]	3,472	279,218
Sysco Corp.	7,440	391,865
T Rowe Price Group Inc.	3,596	303,359
T-Mobile U.S. Inc.[a]	4,588	296,889
Target Corp.	7,316	398,941
TD Ameritrade Holding Corp.	4,030	174,580
TE Connectivity Ltd.	4,898	389,881
TechnipFMC PLC[a]	7,502	193,777
Tesla Inc.[a,b]	1,798	639,908
Texas Instruments Inc.	13,082	1,083,451
Textron Inc.	4,526	222,181
Thermo Fisher Scientific Inc.	5,394	1,009,433
Tiffany & Co.	2,046	187,004
Time Warner Inc.	10,292	1,040,521
TJX Companies Inc. (The)	8,928	645,494
Toll Brothers Inc.	3,844	149,762
Torchmark Corp.	2,243	172,644
Total System Services Inc.	3,100	214,272
Tractor Supply Co.	2,108	125,447
TransDigm Group Inc.	806	210,092
Travelers Companies Inc. (The)	3,844	465,816
Trimble Inc.[a]	4,464	172,668
TripAdvisor Inc.[a]	1,984	84,776
Twenty-First Century Fox Inc. Class A	16,988	468,699
Twenty-First Century Fox Inc. Class B	3,720	100,812

Security	Shares	Value
Twitter Inc.[a,b]	10,354	$175,086
Tyson Foods Inc. Class A	4,464	282,571
U.S. Bancorp.	21,886	1,121,658
UDR Inc.	4,898	190,140
Ulta Salon Cosmetics & Fragrance Inc.[a]	930	205,539
Under Armour Inc. Class Aa,b	2,790	45,059
Under Armour Inc. Class Ca,b	2,802	42,310
Union Pacific Corp.	10,974	1,155,562
United Parcel Service Inc. Class B	8,618	985,554
United Rentals Inc.[a]	1,550	182,993
United Technologies Corp.	10,168	1,217,313
UnitedHealth Group Inc.	12,834	2,552,683
Universal Health Services Inc. Class B	1,364	147,489
Unum Group	3,658	176,242
Valero Energy Corp.	6,324	430,664
Varian Medical Systems Inc.[a]	2,046	217,388
Ventas Inc.	5,094	348,633
VEREIT Inc.	15,996	135,006
VeriSign Inc.[a,b]	1,984	205,840
Verisk Analytics Inc. Class Aa	2,542	206,029
Verizon Communications Inc.	53,568	2,569,657
Vertex Pharmaceuticals Inc.[a]	3,720	597,209
VF Corp.	5,022	315,733
Viacom Inc. Class B NVS	4,960	141,856
Visa Inc. Class A	24,428	2,528,787
VMware Inc. Class Aa,b	1,178	127,342
Vornado Realty Trust	2,604	193,972
Vulcan Materials Co.	2,170	263,134
Wal-Mart Stores Inc.	20,398	1,592,472
Walgreens Boots Alliance Inc.	11,780	960,070
Walt Disney Co. (The)	20,274	2,051,729
Waste Connections Inc.	4,557	303,906
Waste Management Inc.	6,014	463,740
Waters Corp.[a]	1,612	295,770
Weatherford International PLC[a,b]	15,810	60,552
WEC Energy Group Inc.	5,024	327,665
Wells Fargo & Co.	63,116	3,223,334
Welltower Inc.	5,022	367,711
Western Digital Corp.	4,170	368,086
Western Union Co. (The)	8,370	158,360
WestRock Co.	3,791	215,746
Weyerhaeuser Co.	10,788	351,797

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Security	Shares	Value
Whirlpool Corp.	1,178	$202,168
Williams Companies Inc. (The)	11,780	350,219
Willis Towers Watson PLC	1,798	266,949
Workday Inc. Class Aa	1,923	210,934
WR Berkley Corp.	2,914	194,189
WW Grainger Inc.	930	151,190
Wyndham Worldwide Corp.	1,798	179,225
Wynn Resorts Ltd.	1,240	172,348
Xcel Energy Inc.	7,192	356,004
Xerox Corp.	3,208	103,522
Xilinx Inc.	4,154	274,413
XL Group Ltd.	4,154	170,148
Xylem Inc./NY	4,216	261,687
Yum! Brands Inc.	5,208	400,079
Zillow Group Inc. Class Ca,b	2,561	101,467
Zimmer Biomet Holdings Inc.	2,666	304,644
Zoetis Inc.	7,440	466,488

		300,078,906

TOTAL COMMON STOCKS
(Cost: $463,923,702)		506,782,728

PREFERRED STOCKS — 0.16%

GERMANY — 0.16%
Henkel AG & Co. KGaA, Preference Shares	2,418	323,554
Porsche Automobil Holding SE, Preference Shares	2,046	115,811
Volkswagen AG, Preference Shares	2,542	378,830

		818,195

TOTAL PREFERRED STOCKS
(Cost: $906,404)		818,195

SHORT-TERM INVESTMENTS — 1.60%

MONEY MARKET FUNDS — 1.60%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	7,849,531	7,851,886
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	287,312	287,312

		8,139,198

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,137,689)		8,139,198

Value
TOTAL INVESTMENTS IN SECURITIES — 101.17%
(Cost: $472,967,795)[g]	$515,740,121
Other Assets, Less Liabilities — (1.17)%	(5,971,002)

NET ASSETS — 100.00%	$509,769,119

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

SDR  —  Swedish Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $475,199,620. Net unrealized appreciation was $40,540,501, of which $63,671,589 represented gross unrealized appreciation on investments and $23,131,088 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI WORLD ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,756,712	3,092,819	[b]	—	7,849,531	$7,851,886	$(411)	$1,509	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	204,920	82,392	[b]	—	287,312	287,312	36	—	2,224
BlackRock Inc.	1,080	682		(150)	1,612	675,444	5,742	61,535	13,907
PNC Financial Services Group Inc. (The)	4,120	2,802		(412)	6,510	816,419	2,821	162,793	13,153

						$9,631,061	$8,188	$225,837	$29,284

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$506,468,657	$314,071	$—	$506,782,728
Preferred stocks	818,195	—	—	818,195
Money market funds	8,139,198	—	—	8,139,198

Total	$515,426,050	$314,071	$—	$515,740,121

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$556,283,798	$463,592,008
Affiliated (Note 2)	8,436,484	9,375,787

Total cost of investments in securities	$564,720,282	$472,967,795

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$628,641,146	$506,109,060
Affiliated (Note 2)	8,437,147	9,631,061
Foreign currency, at value[b]	6,694,488	568,894
Cash	299,890	—
Receivables:
Investment securities sold	24,725,674	—
Dividends and interest	469,197	1,180,105
Tax reclaims	980	234,387

Total Assets	669,268,522	517,723,507

LIABILITIES
Payables:
Investment securities purchased	25,656,188	—
Collateral for securities on loan (Note 1)	4,575,931	7,850,788
Due to custodian	—	320
Foreign taxes	2,151,599	—
Deferred foreign capital gains taxes (Note 1)	8,845,202	—
Investment advisory fees (Note 2)	413,490	103,280

Total Liabilities	41,642,410	7,954,388

NET ASSETS	$627,626,112	$509,769,119

Net assets consist of:
Paid-in capital	$673,974,723	$469,373,305
Undistributed net investment income	4,578,443	1,667,798
Accumulated net realized loss	(114,440,558)	(4,057,176)
Net unrealized appreciation	63,513,504	42,785,192

NET ASSETS	$627,626,112	$509,769,119

Shares outstanding[c]	20,500,000	6,200,000

Net asset value per share	$30.62	$82.22

[a]	Securities on loan with values of $4,508,851 and $7,581,645, respectively. See Note 1.
[b]	Cost of foreign currency: $6,686,011 and $563,249, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Frontier 100 ETF	iShares MSCI World ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$18,897,332	$9,792,364
Dividends — affiliated (Note 2)	30,087	29,284
Interest — unaffiliated	11,531	—
Securities lending income — affiliated — net (Note 2)	25,538	48,512

	18,964,488	9,870,160
Less: Other foreign taxes (Note 1)	—	(170)

Total investment income	18,964,488	9,869,990

EXPENSES
Investment advisory fees (Note 2)	4,353,023	950,275
Proxy fees	12,648	9,593
Commitment fees (Note 7)	5,929	—
Interest expense (Note 7)	11,360	—

Total expenses	4,382,960	959,868

Net investment income	14,581,528	8,910,122

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[b]	(15,643,309)	(862,930)
Investments — affiliated (Note 2)	618	328
In-kind redemptions — unaffiliated	2,451,790	4,060,500
In-kind redemptions — affiliated (Note 2)	—	7,824
Foreign currency transactions	(1,938,594)	(7,850)
Realized gain distributions from affiliated funds	—	36

Net realized gain (loss)	(15,129,495)	3,197,908

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[c]	133,144,498	48,748,649
Investments — affiliated (Note 2)	663	225,837
Translation of assets and liabilities in foreign currencies	6,839	21,213

Net change in unrealized appreciation/depreciation	133,152,000	48,995,699

Net realized and unrealized gain	118,022,505	52,193,607

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,604,033	$61,103,729

[a]	Net of foreign withholding tax of $1,315,985 and $452,753, respectively.
[b]	Net of foreign capital gains taxes of $571,529 and $ —, respectively.
[c]	Net of deferred foreign capital gains taxes of $8,845,202 and $ —, respectively.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Frontier 100 ETF		iShares MSCI World ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,581,528	$13,480,226	$8,910,122	$5,617,187
Net realized gain (loss)	(15,129,495)	(60,711,158)	3,197,908	(540,768)
Net change in unrealized appreciation/depreciation	133,152,000	16,637,146	48,995,699	9,321,554

Net increase (decrease) in net assets resulting from operations	132,604,033	(30,593,786)	61,103,729	14,397,973

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,259,265)	(9,930,758)	(8,262,836)	(5,779,653)

Total distributions to shareholders	(6,259,265)	(9,930,758)	(8,262,836)	(5,779,653)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	117,275,876	31,628,173	196,779,133	131,162,561
Cost of shares redeemed	(23,717,030)	(86,373,632)	(28,454,357)	(58,019,921)

Net increase (decrease) in net assets from capital share transactions	93,558,846	(54,745,459)	168,324,776	73,142,640

INCREASE (DECREASE) IN NET ASSETS	219,903,614	(95,270,003)	221,165,669	81,760,960

NET ASSETS
Beginning of year	407,722,498	502,992,501	288,603,450	206,842,490

End of year	$627,626,112	$407,722,498	$509,769,119	$288,603,450

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,578,443	$(2,465,352)	$1,667,798	$966,142

SHARES ISSUED AND REDEEMED
Shares sold	4,500,000	1,200,000	2,600,000	1,900,000
Shares redeemed	(850,000)	(3,550,000)	(400,000)	(900,000)

Net increase (decrease) in shares outstanding	3,650,000	(2,350,000)	2,200,000	1,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Frontier 100 ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Period from Sep. 12, 2012[a] to Aug. 31, 2013
Net asset value, beginning of period	$24.20	$26.20	$37.79	$30.12	$25.25

Income from investment operations:
Net investment income[b]	0.72	0.76	0.77	1.09	0.67
Net realized and unrealized gain (loss)[c]	6.00	(2.17)	(8.78)	7.47	4.51

Total from investment operations	6.72	(1.41)	(8.01)	8.56	5.18

Less distributions from:
Net investment income	(0.30)	(0.59)	(0.76)	(0.89)	(0.28)
Net realized gain	—	—	(2.82)	—	—
Return of capital	—	—	—	—	(0.03)

Total distributions	(0.30)	(0.59)	(3.58)	(0.89)	(0.31)

Net asset value, end of period	$30.62	$24.20	$26.20	$37.79	$30.12

Total return	27.91%	(5.45)%	(21.70)%	28.56%	20.54%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$627,626	$407,722	$502,993	$799,349	$280,084
Ratio of expenses to average net assets[e]	0.80%	0.79%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[e]	2.65%	3.03%	2.43%	3.07%	2.32%
Portfolio turnover rate[f]	32%	20%	47%	61%	18%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and the period ended August 31, 2013 were 31%, 19%, 45%, 42% and 10%, respectively. See Note 4.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI World ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$72.15	$68.95	$73.36	$61.76	$53.45

Income from investment operations:
Net investment income[a]	1.74	1.62	1.64	1.81	1.40
Net realized and unrealized gain (loss)[b]	9.90	3.16	(4.49)	11.16	8.03

Total from investment operations	11.64	4.78	(2.85)	12.97	9.43

Less distributions from:
Net investment income	(1.57)	(1.58)	(1.56)	(1.37)	(1.12)

Total distributions	(1.57)	(1.58)	(1.56)	(1.37)	(1.12)

Net asset value, end of year	$82.22	$72.15	$68.95	$73.36	$61.76

Total return	16.29%	7.05%	(3.97)%	21.07%	17.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$509,769	$288,603	$206,842	$168,728	$24,704
Ratio of expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	2.25%	2.34%	2.25%	2.57%	2.34%
Portfolio turnover rate[c]	3%	5%	5%	5%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Frontier 100	Diversified
MSCI World	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed income investments are valued using the last available bid price or current market quotations provided by dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller odd lot sizes.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES®, INC.

determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Frontier 100
Citigroup Global Markets Inc.	$694,620	$694,620	$—
Jefferies LLC	102,150	102,150	—
JPMorgan Securities LLC	1,638,350	1,638,350	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	2,073,731	2,073,731	—

	$4,508,851	$4,508,851	$—

MSCI World
Barclays Capital Inc.	$44,275	$44,275	$—
BNP Paribas New York Branch	148,165	147,857	(308)
BNP Paribas Prime Brokerage Inc.	47,895	47,895	—
BNP Paribas Prime Brokerage International Ltd.	37,566	37,566	—
Citigroup Global Markets Inc.	474,600	474,600	—
Credit Suisse Securities (USA) LLC	36,874	36,874	—
Deutsche Bank Securities Inc.	201,581	201,581	—
Goldman Sachs & Co.	703,330	703,330	—
HSBC Bank PLC	17,102	17,102	—
JPMorgan Securities LLC	605,394	605,394	—
Merrill Lynch, Pierce, Fenner & Smith	477,738	477,738	—
Morgan Stanley & Co. LLC	480,671	480,671	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	403,582	403,582	—
State Street Bank & Trust Company	3,766,749	3,766,749	—
UBS AG	45,280	45,280	—
UBS Securities LLC	61,366	61,366	—
Wells Fargo Securities LLC	29,477	29,477	—

	$7,581,645	$7,581,337	$(308)

[a]     Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

[b]     Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Frontier 100	0.79%
MSCI World	0.24

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Frontier 100	$7,530
MSCI World	13,816

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$601,870	$750,168
MSCI World	1,099,652	1,104,539

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Frontier 100	$260,906,035	$174,041,843
MSCI World	17,275,339	12,270,680

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Frontier 100	$15,022,532	$5,862,175
MSCI World	193,812,798	28,111,576

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the characterization of expenses, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Frontier 100	$2,158,952	$(1,278,468)	$(880,484)
MSCI World	3,697,476	54,370	(3,751,846)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Frontier 100
Ordinary income	$6,259,265	$9,930,758

MSCI World
Ordinary income	$8,262,836	$5,779,653

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI Frontier 100	$5,546,798	$(88,012,787)	$36,117,378	$(46,348,611)
MSCI World	2,110,678	(2,268,231)	40,553,367	40,395,814

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Frontier 100	$88,012,787
MSCI World	2,268,231

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares MSCI Frontier 100 ETF, along with certain other iShares funds, is a party to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

For the year ended August 31, 2017, the Fund’s maximum amount borrowed, the average borrowings and the weighted average interest rate under the credit agreement were $35,000,000, $767,123 and 1.23%, respectively.

At a meeting held on September 14-15, 2017, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $275 million and (ii) extending the expiration date to October 24, 2018. These changes to the credit agreement are expected to be effective on or around October 25, 2017.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Frontier 100 ETF and iShares MSCI World ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Frontier 100 ETF and iShares MSCI World ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Frontier 100	$7,876,852
MSCI World	9,716,904

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI World ETF during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction was 48.68%.

For the fiscal year ended August 31, 2017, the iShares MSCI Frontier 100 ETF earned foreign source income of $20,212,058 and paid foreign taxes of $1,887,515 which it intends to pass through to its shareholders.

TAX INFORMATION	47

Board Review and Approval of Investment Advisory

Contracts

iSHARES®, INC.

I. iShares MSCI Frontier 100 ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds. The Board further noted that the Fund’s pricing reflects the additional complexity associated with investing in frontier markets, as compared to the funds in the Peer Group, which have little or no frontier market exposure.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES®, INC.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	49

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES®, INC.

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates.    The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES®, INC.

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI World ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	51

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES®, INC.

BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. Further, with respect to comparisons with one or more open-end index mutual funds registered under the 1940 Act managed by BFA (or an affiliate) that track the same index as the Fund and have investment advisory fee rates and overall expenses (net of waivers and reimbursements) that are lower than the investment advisory fee rate and overall expenses (net of waivers and reimbursements) of the Fund, the Board gave weight to management’s explanations of the relevant circumstances applicable to such mutual funds. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS	53

Board Review and Approval of Investment Advisory

Contracts (Continued)

iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Frontier 100	$0.218114	$—	$0.082626	$0.300740	73%	—%	27%	100%
MSCI World	1.562360	—	0.008481	1.570841	99	—	1	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Frontier 100 ETF

Period Covered: September 12, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.08%
Greater than 3.0% and Less than 3.5%	23	1.90
Greater than 2.5% and Less than 3.0%	52	4.30
Greater than 2.0% and Less than 2.5%	92	7.62
Greater than 1.5% and Less than 2.0%	220	18.22
Greater than 1.0% and Less than 1.5%	208	17.23
Greater than 0.5% and Less than 1.0%	120	9.93
Greater than 0.0% and Less than 0.5%	76	6.29
At NAV	4	0.33
Less than 0.0% and Greater than –0.5%	73	6.04
Less than –0.5% and Greater than –1.0%	113	9.35
Less than –1.0% and Greater than –1.5%	101	8.36
Less than –1.5% and Greater than –2.0%	62	5.13
Less than –2.0% and Greater than –2.5%	40	3.31
Less than –2.5% and Greater than –3.0%	17	1.41
Less than –3.0% and Greater than –3.5%	3	0.25
Less than –3.5% and Greater than –4.0%	2	0.17
Less than –4.0%	1	0.08

	1,208	100.00%

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI World ETF

Period Covered: January 10, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	37	2.69
Greater than 1.5% and Less than 2.0%	49	3.56
Greater than 1.0% and Less than 1.5%	78	5.67
Greater than 0.5% and Less than 1.0%	261	18.97
Greater than 0.0% and Less than 0.5%	774	56.25
At NAV	9	0.65
Less than 0.0% and Greater than –0.5%	153	11.12
Less than –0.5% and Greater than –1.0%	11	0.80
Less than –1.0% and Greater than –1.5%	1	0.07
Less than –1.5%	1	0.07

	1,376	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI Frontier 100 ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

SUPPLEMENTAL INFORMATION	57

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 54.54 thousand. This figure is comprised of fixed remuneration of USD 21.45 thousand and variable remuneration of USD 33.08 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 7.54 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.82 thousand.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

DIRECTOR AND OFFICER INFORMATION	59

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

DIRECTOR AND OFFICER INFORMATION	61

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-811-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares MSCI Global Agriculture Producers ETF | VEGI | NYSE Arca
➢	iShares MSCI Global Energy Producers ETF | FILL | NYSE Arca
➢	iShares MSCI Global Gold Miners ETF | RING | NASDAQ
➢	iShares MSCI Global Metals & Mining Producers ETF | PICK | BATS
➢	iShares MSCI Global Silver Miners ETF | SLVP | BATS

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.53%	13.88%	13.74%	13.53%	13.88%	13.74%
5 Years	3.64%	3.56%	3.72%	19.58%	19.14%	20.02%
Since Inception	3.43%	3.44%	3.53%	20.73%	20.83%	21.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,049.30	$1.91	$1,000.00	$1,023.30	$1.89	0.37%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

The iShares MSCI Global Agriculture Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of agriculture, as represented by the MSCI ACWI Select Agriculture Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 13.53%, net of fees, while the total return for the Index was 13.74%.

The Index posted a solid gain for the reporting period despite generally lower prices for most agricultural commodities. After near-record crop yields in 2016, crop production surveys indicated a slowdown in 2017, but not enough to meaningfully reduce agricultural inventories. Consequently, the prices for many agricultural crops declined for the reporting period. Other food-related commodity prices also eased, resulting in a 5% decline in a broad global food price index for the reporting period.

Within the Index, the agricultural and farm machinery industry contributed the most to the Index’s return for the reporting period. Agricultural machinery companies benefited from signs of stabilization after several years of declining demand, as well as an increase in merger and acquisition activity.

Fertilizer and agricultural chemicals stocks were also meaningful contributors to the Index’s return for the reporting period, amid a significant increase in mergers and acquisitions, particularly among some of the largest companies in the industry. The food products industry was another contributor to the Index’s performance, led by packaged food and meats producers.

On a country basis, agricultural producers in the U.S., the largest country weight at about 48% of the Index on average, contributed the most to the Index’s return for the reporting period. Agricultural stocks in Japan, Norway, and Italy were also significant contributors to the Index’s performance. On the downside, small Index weights in China and Indonesia detracted modestly from the Index’s performance.

With regard to currency effects, an approximate 6% gain in the euro and 5% gain in the Canadian dollar relative to the U.S. dollar contributed to the Index’s return for the reporting period, while an approximate 6% decline in the Japanese yen against the U.S. dollar detracted from the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector/Investment Type	Percentage of Total Investments*

Materials	40.44%
Food, Beverage & Tobacco	34.72
Capital Goods	22.01
Investment Companies	2.83

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

United States	50.92%
Canada	8.53
Japan	8.15
Norway	6.47
Italy	3.31
India	2.83
Hong Kong	2.41
Singapore	2.11
Germany	2.00
Malaysia	1.95

TOTAL	88.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.26%	2.43%	1.87%	2.26%	2.43%	1.87%
5 Years	(2.02)%	(1.94)%	(2.15)%	(9.68)%	(9.35)%	(10.30)%
Since Inception	(2.48)%	(2.47)%	(2.60)%	(13.09)%	(13.06)%	(13.68)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$972.40	$1.94	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

The iShares MSCI Global Energy Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of energy exploration and production, as represented by the MSCI ACWI Select Energy Producers Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 2.26%, net of fees, while the total return for the Index was 1.87%.

The relatively flat return for the Index during the reporting period masked some meaningful volatility. The Index rose sharply in late 2016 along with the price of oil after OPEC members responded to record global crude oil inventories by agreeing to reduce their daily output levels. However, the Index declined steadily over the remainder of the reporting period as rising oil and gas production in the U.S., led by a resurgence in U.S. shale oil production, kept inventories high. In addition, many OPEC countries failed to fully comply with the reduced output agreement. The end result was an ongoing excess of supply that kept the price of oil below $50 per barrel, down from a peak of more than $110 per barrel in 2013.

Oil prices below $50 per barrel continued to pressure the profitability of oil and gas exploration and production companies, which detracted from the Index’s return for the reporting period. In contrast, oil and gas refining and marketing companies contributed the most to the Index’s return as relatively lower input costs led to higher refining profit margins.

Integrated oil and gas companies, which have both production and refining businesses, contributed meaningfully to the Index’s return as strength in refining more than offset weakness on the production side.

On a country basis, energy producers in the U.K. contributed the most to the Index’s performance for the reporting period, followed by energy producers in India, France, and Russia. On the downside, North American energy producers detracted from performance as rising energy output in the U.S. and Canada led to excess supply and record-high U.S. oil inventories.

Currency fluctuations had a mixed effect on the Index’s performance for the reporting period due to the approximately 6% gain in the euro, 5% gain in the Canadian dollar, and 2% decline in the British pound relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Integrated Oil & Gas	62.24%
Oil & Gas Exploration & Production	26.26
Oil & Gas Refining & Marketing	9.66
Coal & Consumable Fuels	1.84

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*
United States	48.48%
United Kingdom	16.83
Canada	8.25
France	5.87
Russia	2.62
China	2.38
India	2.08
Italy	2.01
Australia	1.60
Japan	1.54

TOTAL	91.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL GOLD MINERS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(4.30)%	(3.81)%	(3.61)%	(4.30)%	(3.81)%	(3.61)%
5 Years	(12.10)%	(12.13)%	(11.97)%	(47.53)%	(47.61)%	(47.13)%
Since Inception	(14.29)%	(14.20)%	(14.16)%	(57.74)%	(57.49)%	(57.36)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,054.60	$2.02	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

The iShares MSCI Global Gold Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of gold mining, as represented by the MSCI ACWI Select Gold Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was -4.30%, net of fees, while the total return for the Index was -3.61%.

The decline in the Index for the reporting period mirrored a similar decline in the price of gold, which declined by approximately 4%. Gold has traditionally served as a hedge against rising inflation and economic and political uncertainty. During the reporting period, global inflation generally remained low, falling to its lowest level in eight years, even as global economic conditions improved. Low inflation and increased confidence in the global economy weighed on demand for gold.

Gold also faced competition from cryptocurrencies such as bitcoin, which some investors view as an alternative to gold. In times of political upheaval during the reporting period — such as the U.S. presidential election in November 2016, or escalating tensions between the U.S. and North Korea in August 2017 — the prices of both gold and bitcoin rose simultaneously.

Gold production declined in the first half of 2017, for the first time since 2008. Changes to mining policies in several countries contributed to the slowdown in gold supply, which helped limit the gold price decline.

From a country perspective, gold mining stocks in South Africa detracted the most from the Index’s return for the reporting period. A conflict between gold mining companies and the South African government over a proposed new mining charter weighed on South African gold mining stocks. Canada, the largest country weight in the Index, also detracted from the Index’s performance for the reporting period. On the positive side, Australian gold mining stocks contributed the most to the Index’s return for the reporting period.

Currency fluctuations had a mixed effect on the Index’s performance for the reporting period due to the approximately 12% gain of the South African rand, the 2% decline of the British pound, and the 5% gain of both the Australian dollar and the Canadian dollar relative to the U.S. dollar.

ALLOCATION BY COUNTRY

As of 8/31/17

Country	Percentage of Total Investments*

Canada	53.76%
United States	14.70
Australia	11.58
South Africa	9.88
United Kingdom	6.62
Peru	2.36
Turkey	1.10

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Barrick Gold Corp. (Canada)	14.18%
Newmont Mining Corp.	13.85
Newcrest Mining Ltd. (Australia)	9.07
Goldcorp Inc. (Canada)	7.56
Agnico Eagle Mines Ltd. (Canada)	4.61
Randgold Resources Ltd. (United Kingdom)	4.50
Kinross Gold Corp. (Canada)	4.48
AngloGold Ashanti Ltd. (South Africa)	3.20
Gold Fields Ltd. (South Africa)	3.19
IAMGOLD Corp. (Canada)	2.87

TOTAL	67.51%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	50.55%	52.12%	50.24%	50.55%	52.12%	50.24%
5 Years	0.50%	0.36%	0.57%	2.53%	1.83%	2.86%
Since Inception	(4.09)%	(4.01)%	(4.07)%	(20.81)%	(20.44)%	(20.71)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.00	$2.09	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

The iShares MSCI Global Metals & Mining Producers ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in mining, extraction or production of diversified metals, excluding gold and silver, as represented by the MSCI ACWI Select Metals & Mining Producers ex Gold & Silver Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 50.55%, net of fees, while the total return for the Index was 50.24%.

The Index’s strong return for the reporting period reflected improving global economic growth, which helped drive increased demand for raw materials worldwide. In particular, a recovery in the Chinese economy, one of the world’s largest consumers of raw materials, provided support for metals and minerals prices. Collectively, metals and minerals prices increased by approximately 28% in U.S. dollar terms for the reporting period, led by copper, zinc, lead, iron ore, and aluminum. The primary exception was the price of platinum, which declined modestly for the reporting period amid growing supply and weaker demand.

Within the Index, metals and mining stocks in the U.K., the largest country weight in the Index on average, contributed the most to the Index’s return for the reporting period. Australian metals and mining companies also contributed meaningfully to the Index’s performance. The mining industry represents a major component of Australia’s economy, and a significant portion of its metals exports go to China. Other leading contributors to the Index’s return included Brazil, the U.S., and Canada.

From an industry perspective, diversified metals and mining companies, the largest industry weight in the Index on average, contributed the most to the Index’s performance for the reporting period. Steel producers were also key contributors to the Index’s return as they benefited from an increase of nearly 50% in steel prices. Copper and aluminum producers were other notable contributors to the Index’s performance.

Currency fluctuations had a mixed effect on the Index’s performance for the reporting period. On the positive side, the Canadian and Australian dollars gained about 5% relative to the U.S. dollar, and the Brazilian real gained approximately 3%. However, the British pound declined by approximately 2% and the Japanese yen declined by about 6% relative to the U.S. dollar for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Diversified Metals & Mining	51.06%
Steel	35.77
Copper	7.61
Aluminum	4.00
Precious Metals & Minerals	1.56

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

United Kingdom	26.49%
Australia	17.44
United States	10.95
Japan	8.78
Brazil	5.60
Canada	5.19
South Korea	4.33
Russia	2.58
Netherlands	2.40
Germany	2.03

TOTAL	85.79%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL SILVER MINERS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(13.26)%	(13.98)%	(13.44)%	(13.26)%	(13.98)%	(13.44)%
5 Years	(9.85)%	(9.74)%	(9.86)%	(40.45)%	(40.08)%	(40.48)%
Since Inception	(11.51)%	(11.69)%	(11.49)%	(49.49)%	(50.07)%	(49.41)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/12. The first day of secondary market trading was 2/2/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$981.10	$1.95	$1,000.00	$1,023.20	$1.99	0.39%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

The iShares MSCI Global Silver Miners ETF (the “Fund”) seeks to track the investment results of an index composed of global equities of companies primarily engaged in the business of silver mining, as represented by the MSCI ACWI Select Silver Miners Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was -13.26%, net of fees, while the total return for the Index was -13.44%.

The decline in the Index for the reporting period mirrored a similar decline in the price of silver, which declined by approximately 13%. Along with gold, silver has traditionally been considered a store of value, serving as a hedge against rising inflation and a hedge against economic and political uncertainty. During the reporting period, global inflation generally remained low, falling to its lowest level in eight years, even as global economic conditions improved. Low inflation and increased confidence in the global economy weighed on investor demand for silver.

However, silver also has industrial uses, ranging from consumer electronics to brazing alloys to solar panels. Currently, more than half of the demand for silver comes from the industrials sector. Industrial demand for silver was steady in 2016 as strong growth in solar panel usage offset declines in other uses.

On the supply side, global silver mine output declined modestly in 2016, for the first time in 14 years, and production is expected to decline further in 2017. The majority of mined silver is a by-product of other mining operations.

From a country perspective, silver stocks in Canada, the largest country weight in the Index on average, detracted the most from the Index’s return for the reporting period. Silver mining stocks in the U.S. were also meaningful detractors from the Index’s return. On the positive side, silver mining stocks in Mexico, Peru, and the U.K. were modest contributors to the Index’s return for the reporting period.

Currency fluctuations had a mixed effect on the Index’s performance for the reporting period due to the approximately 5% gain of the Canadian dollar, the 6% gain of the Mexican peso, and the 2% decline of the British pound relative to the U.S. dollar.

ALLOCATION BY COUNTRY

As of 8/31/17

Country	Percentage of Total Investments*

Canada	57.57%
United Kingdom	15.38
United States	11.91
Mexico	9.75
Peru	4.48
China	0.91

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Wheaton Precious Metals Corp. (Canada)	22.96%
Fresnillo PLC (United Kingdom)	12.39
Industrias Penoles SAB de CV (Mexico)	9.75
Hecla Mining Co.	4.52
Cia. de Minas Buenaventura SAA ADR (Peru)	4.48
Pan American Silver Corp. (Canada)	4.45
Coeur Mining Inc.	4.21
SSR Mining Inc. (Canada)	3.83
Tahoe Resources Inc. (Canada)	3.64
First Majestic Silver Corp. (Canada)	3.41

TOTAL	73.64%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 95.24%

AUSTRALIA — 1.61%
Australian Agricultural Co. Ltd.[a,b]	24,801	$31,375
Costa Group Holdings Ltd.	22,008	92,515
GrainCorp Ltd. Class A	17,808	121,893
Inghams Group Ltd.	13,881	40,626
Nufarm Ltd./Australia	15,771	111,453
Select Harvests Ltd.[b]	5,229	17,046
Tassal Group Ltd.	13,944	43,022

		457,930
BRAZIL — 0.35%
Sao Martinho SA	12,600	69,879
SLC Agricola SA	4,200	29,633

		99,512
CANADA — 8.47%
Ag Growth International Inc.	1,407	65,258
Agrium Inc.	11,256	1,099,609
Clearwater Seafoods Inc.	2,772	24,476
Potash Corp. of Saskatchewan Inc.	68,292	1,183,637
Rogers Sugar Inc.	7,014	36,140

		2,409,120
CHINA — 1.08%
China Agri-Industries Holdings Ltd.	168,200	78,658
China BlueChemical Ltd. Class H	168,000	51,732
China Huishan Dairy Holdings Co. Ltd.[b,c]	315,000	—
China Modern Dairy Holdings Ltd.[a]	105,000	20,661
China Shengmu Organic Milk Ltd.[a,d]	273,000	45,346
COFCO Meat Holdings Ltd.[a,b]	168,000	33,701
First Tractor Co. Ltd. Class H	42,000	19,588
Hubei Sanonda Co. Ltd. Class Ba	12,900	12,692
Sinofert Holdings Ltd.[a,b]	252,000	34,774
YuanShengTai Dairy Farm Ltd.[a]	189,000	8,694

		305,846
FINLAND — 0.09%
Ponsse OYJ	903	25,261

		25,261
FRANCE — 0.16%
Naturex[a,b]	462	46,139

		46,139
GERMANY — 1.99%
K+S AG Registered[b]	15,918	378,877
KWS Saat SE	147	61,169

Security	Shares	Value
Suedzucker AG	5,880	$124,854

		564,900
HONG KONG — 2.39%
WH Group Ltd.[d]	651,000	680,408

		680,408
INDONESIA — 0.89%
Charoen Pokphand Indonesia Tbk PT	588,000	122,078
Eagle High Plantations Tbk PTa	1,010,100	16,202
Japfa Comfeed Indonesia Tbk PT	352,800	31,731
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	268,800	27,702
PT Tunas Baru Lampung Tbk	266,700	27,985
Salim Ivomas Pratama Tbk PT	176,400	6,584
Sawit Sumbermas Sarana Tbk PT	186,900	21,013

		253,295
IRELAND — 0.26%
Origin Enterprises PLC	9,870	75,335

		75,335
ISRAEL — 0.82%
Israel Chemicals Ltd.	40,887	176,240
Israel Corp. Ltd. (The)[a]	294	56,101

		232,341
ITALY — 3.29%
CNH Industrial NV	82,593	935,796

		935,796
JAPAN — 8.10%
Hokuto Corp.	2,100	37,569
Iseki & Co. Ltd.	2,100	43,332
Kubota Corp.	86,100	1,489,500
Kumiai Chemical Industry Co. Ltd.[b]	4,200	25,072
Maruha Nichiro Corp.	4,200	121,734
Mitsui Sugar Co. Ltd.	2,100	71,266
NH Foods Ltd.	14,000	410,867
Nippon Beet Sugar Manufacturing Co. Ltd.	700	15,264
Sakata Seed Corp.[b]	2,100	65,064
YAMABIKO Corp.	2,100	24,080

		2,303,748
MALAYSIA — 1.93%
Felda Global Ventures Holdings Bhd[b]	126,000	45,732
Genting Plantations Bhd	18,900	47,090
IOI Corp. Bhd[b]	174,300	185,300

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2017

Security	Shares	Value
Kuala Lumpur Kepong Bhd	35,700	$205,146
QL Resources Bhd	58,850	66,422

		549,690
MEXICO — 0.24%
Industrias Bachoco SAB de CV Series B	12,600	67,084

		67,084
NETHERLANDS — 0.50%
ForFarmers NV	1,365	16,967
OCI NVa,b	6,615	125,322

		142,289
NORWAY — 6.43%
Austevoll Seafood ASA	7,203	74,300
Bakkafrost P/F	3,360	156,429
Grieg Seafood ASA	5,250	51,961
Leroy Seafood Group ASA	24,507	162,543
Marine Harvest ASA	32,718	648,064
Norway Royal Salmon ASA	1,360	29,718
Salmar ASA	4,095	118,431
Yara International ASA	14,406	587,546

		1,828,992
PAKISTAN — 0.48%
Engro Corp. Ltd./Pakistan	23,100	62,254
Engro Fertilizers Ltd.	31,967	17,591
Fauji Fertilizer Bin Qasim Ltd.	31,500	10,040
Fauji Fertilizer Co. Ltd.	33,600	22,632
Millat Tractors Ltd.	2,100	23,246

		135,763
POLAND — 0.25%
Grupa Azoty SA	3,738	72,074

		72,074
RUSSIA — 0.47%
PhosAgro PJSC GDR[e]	9,618	133,690

		133,690
SINGAPORE — 2.10%
Bumitama Agri Ltd.	39,900	21,742
China XLX Fertiliser Ltd.	42,000	11,270
First Resources Ltd.[b]	46,200	63,449
Golden Agri-Resources Ltd.	571,200	166,144
Indofood Agri Resources Ltd.	12,600	4,407
Japfa Ltd.[b]	27,300	11,057
Wilmar International Ltd.	130,200	318,309

		596,378

Security	Shares	Value
SOUTH AFRICA — 0.46%
Astral Foods Ltd.	3,276	$39,067
Oceana Group Ltd.	3,045	21,947
Tongaat Hulett Ltd.	7,770	70,912

		131,926
SOUTH KOREA — 0.40%
Dongwon Industries Co. Ltd.	126	32,181
Easy Bio Inc.	2,835	16,769
Farmsco	1,302	14,318
Harim Co. Ltd.	3,066	13,011
Namhae Chemical Corp.	2,856	23,986
Sajo Industries Co. Ltd.	189	12,638

		112,903
SWEDEN — 0.08%
Scandi Standard AB	3,024	22,327

		22,327
TAIWAN — 0.36%
Charoen Pokphand Enterprise	21,000	45,647
Taiwan Fertilizer Co. Ltd.	42,000	56,016

		101,663
THAILAND — 0.90%
Charoen Pokphand Foods PCL NVDR	221,600	181,858
GFPT PCL NVDR	51,500	29,779
Khon Kaen Sugar Industry PCL NVDR	153,454	20,611
Thaifoods Group PCL NVDR[a]	121,800	22,559

		254,807
TURKEY — 0.12%
Gubre Fabrikalari TAS[a]	12,726	18,541
Turk Traktor ve Ziraat Makineleri AS	651	15,650

		34,191
UNITED KINGDOM — 0.41%
Sirius Minerals PLC[a]	332,556	116,942

		116,942
UNITED STATES — 50.61%
AGCO Corp.	5,208	356,488
AgroFresh Solutions Inc.[a]	2,394	17,045
American Vanguard Corp.	2,247	45,502
Archer-Daniels-Midland Co.	45,885	1,895,968
Bunge Ltd.	11,256	840,035
Cal-Maine Foods Inc.[a,b]	2,415	88,027
CF Industries Holdings Inc.	19,215	557,043
Darling Ingredients Inc.[a]	12,873	223,990

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2017

Security	Shares	Value
Deere & Co.	21,987	$2,548,953
FMC Corp.	11,046	952,386
Fresh Del Monte Produce Inc.	2,667	125,322
Ingredion Inc.	5,670	702,059
Lindsay Corp.[b]	924	79,991
Monsanto Co.	35,616	4,174,195
Mosaic Co. (The)	27,321	545,873
Omega Protein Corp.	1,806	28,535
Sanderson Farms Inc.	1,680	247,834
Scotts Miracle-Gro Co. (The) Class A	3,864	369,360
Titan International Inc.	4,578	39,279
Toro Co. (The)	8,946	551,789

		14,389,674

TOTAL COMMON STOCKS
(Cost: $28,277,036)		27,080,024

INVESTMENT COMPANIES — 2.82%

INDIA — 2.82%
iShares India 50 ETF[b,f]	22,680	800,604

		800,604

TOTAL INVESTMENT COMPANIES
(Cost: $667,409)		800,604

PREFERRED STOCKS — 1.33%

CHILE — 1.33%
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	8,106	378,806

		378,806

TOTAL PREFERRED STOCKS
(Cost: $225,393)		378,806

SHORT-TERM INVESTMENTS — 6.76%

MONEY MARKET FUNDS — 6.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	1,885,655	1,886,221
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	37,102	37,102

		1,923,323

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,923,196)		1,923,323

Value
TOTAL INVESTMENTS IN SECURITIES — 106.15%
(Cost: $31,093,034)[i]	$30,182,757
Other Assets, Less Liabilities — (6.15)%	(1,748,430)

NET ASSETS — 100.00%	$28,434,327

GDR	— Global Depositary Receipts
NVDR	— Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $31,325,816. Net unrealized depreciation was $1,143,059, of which $3,677,488 represented gross unrealized appreciation on investments and $4,820,547 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL AGRICULTURE PRODUCERS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	202,370	1,683,285	[b]	—	1,885,655	$1,886,221	$(46)	$128	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	11,859	25,243	[b]	—	37,102	37,102	3	—	1,148
iShares India 50 ETF	18,711	9,155		(5,186)	22,680	800,604	34,049	88,891	1,556

						$2,723,927	$34,006	$89,019	$2,704

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Common stocks	$27,080,024	$—	$0	[a]	$27,080,024
Investment companies	800,604	—	—		800,604
Preferred stocks	378,806	—	—		378,806
Money market funds	1,923,323	—	—		1,923,323

Total	$30,182,757	$—	$0	[a]	$30,182,757

[a]	Rounds to less than $1.

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.36%

AUSTRALIA — 1.59%
Beach Energy Ltd.	18,786	$9,983
Karoon Gas Australia Ltd.[a,b]	4,454	4,010
Oil Search Ltd.	21,335	113,546
Santos Ltd.[a]	27,914	83,246
Whitehaven Coal Ltd.[a]	8,619	23,926
Woodside Petroleum Ltd.	11,679	267,058

		501,769
AUSTRIA — 0.42%
OMV AG	2,329	133,712

		133,712
BRAZIL — 0.66%
Petroleo Brasileiro SAa	45,900	203,792
QGEP Participacoes SA	1,700	4,074

		207,866
CANADA — 8.19%
Advantage Oil & Gas Ltd.[a,b]	2,941	18,672
ARC Resources Ltd.	5,394	70,558
Athabasca Oil Corp.[a]	4,862	3,606
Baytex Energy Corp.[a,b]	3,266	8,232
Birchcliff Energy Ltd.[b]	3,060	14,424
Bonavista Energy Corp.	3,434	7,532
Bonterra Energy Corp.	476	6,181
Cameco Corp.	6,392	63,831
Canacol Energy Ltd.[a]	1,258	4,214
Canadian Natural Resources Ltd.	17,085	524,235
Cardinal Energy Ltd.	2,720	9,090
Cenovus Energy Inc.	15,640	121,877
Crescent Point Energy Corp.	8,177	55,894
Crew Energy Inc.[a]	3,009	10,008
Denison Mines Corp.[a,b]	8,466	4,119
Encana Corp.	15,334	142,485
Enerplus Corp.	3,570	31,578
Freehold Royalties Ltd.	1,241	13,828
Husky Energy Inc.[a]	5,457	63,591
Imperial Oil Ltd.	4,386	128,948
Kelt Exploration Ltd.[a]	2,149	10,319
MEG Energy Corp.[a,b]	3,264	13,043
NexGen Energy Ltd.[a]	5,033	11,722
NuVista Energy Ltd.[a]	2,482	13,145
Obsidian Energy Ltd.[a]	6,460	6,441
Painted Pony Energy Ltd.[a]	1,649	4,393
Paramount Resources Ltd. Class Aa,b	663	11,322

Security	Shares	Value
Parex Resources Inc.[a]	2,176	$22,337
Pengrowth Energy Corp.[a,b]	9,555	5,944
Peyto Exploration & Development Corp.	2,771	47,364
PrairieSky Royalty Ltd.	3,128	73,201
Raging River Exploration Inc.[a]	3,281	17,115
Seven Generations Energy Ltd. Class Aa	3,952	59,922
Spartan Energy Corp.[a]	1,615	7,278
Suncor Energy Inc.	25,364	791,620
Surge Energy Inc.	4,624	7,339
TORC Oil & Gas Ltd.	1,326	5,394
Tourmaline Oil Corp.[a]	3,638	70,685
Trilogy Energy Corp.[a]	510	2,327
Vermilion Energy Inc.	2,006	65,120
Whitecap Resources Inc.	5,202	37,259

		2,586,193
CHINA — 2.37%
China Coal Energy Co. Ltd. Class Hb	34,000	17,116
China Shenhua Energy Co. Ltd. Class H	51,000	131,305
CNOOC Ltd.	272,000	325,297
Inner Mongolia Yitai Coal Co. Ltd. Class B	15,300	19,921
MIE Holdings Corp.[a]	32,000	2,862
PetroChina Co. Ltd. Class H	340,000	217,212
Yanzhou Coal Mining Co. Ltd. Class H	34,000	34,146

		747,859
COLOMBIA — 0.12%
Ecopetrol SA	83,470	38,833

		38,833
FINLAND — 0.28%
Neste OYJ	1,989	87,589

		87,589
FRANCE — 5.83%
Esso SA Francaise[a]	119	7,937
Etablissements Maurel et Prom[a,b]	1,088	4,579
Total SA	35,394	1,828,162

		1,840,678
GREECE — 0.10%
Hellenic Petroleum SA	739	6,695
Motor Oil Hellas Corinth Refineries SA	1,065	23,931

		30,626
HUNGARY — 0.20%
MOL Hungarian Oil & Gas PLC	680	63,023

		63,023

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2017

Security	Shares	Value
INDIA — 2.06%
Reliance Industries Ltd. GDR[c]	13,175	$651,504

		651,504
INDONESIA — 0.43%
Adaro Energy Tbk PT	227,800	31,160
Bumi Resources Tbk PTa	411,400	7,030
Harum Energy Tbk PTa	13,600	2,365
Indo Tambangraya Megah Tbk PT	6,800	9,913
Medco Energi Internasional Tbk PTa	23,800	5,887
PT Delta Dunia Makmur Tbk[a]	76,500	5,504
Sugih Energy Tbk PTa	618,000	2,316
Tambang Batubara Bukit Asam Persero Tbk PT	11,900	11,038
United Tractors Tbk PT	27,200	61,772

		136,985
ISRAEL — 0.15%
Jerusalem Oil Exploration[a]	68	3,509
Naphtha Israel Petroleum Corp. Ltd.[a]	1,038	7,000
Oil Refineries Ltd.	31,263	14,522
Paz Oil Co. Ltd.	136	21,621

		46,652
ITALY — 2.00%
Eni SpA	39,202	613,817
Saras SpA	6,562	16,149

		629,966
JAPAN — 1.53%
Cosmo Energy Holdings Co. Ltd.	1,700	35,140
Idemitsu Kosan Co. Ltd.	1,700	41,488
INPEX Corp.	15,300	146,105
Japan Petroleum Exploration Co. Ltd.	100	1,917
JXTG Holdings Inc.	45,900	222,035
Showa Shell Sekiyu KK	3,400	37,225

		483,910
NEW ZEALAND — 0.02%
New Zealand Refining Co. Ltd. (The)	2,550	4,621

		4,621
NORWAY — 1.20%
Aker BP ASA	1,904	34,752
DNO ASA[a]	9,690	15,158
Statoil ASA	17,323	327,318

		377,228

Security	Shares	Value
PAKISTAN — 0.07%
Oil & Gas Development Co. Ltd.	10,200	$13,681
Pakistan Oilfields Ltd.	1,776	8,110

		21,791
PHILIPPINES — 0.02%
Petron Corp.	34,000	6,512

		6,512
POLAND — 0.58%
Grupa Lotos SAa	1,649	27,162
Lubelski Wegiel Bogdanka SA	127	2,701
Polski Koncern Naftowy ORLEN SA	4,641	153,124

		182,987
PORTUGAL — 0.33%
Galp Energia SGPS SA	6,324	104,584

		104,584
RUSSIA — 2.43%
Lukoil PJSC	4,029	203,271
Lukoil PJSC ADR	2,380	119,595
Novatek PJSC GDR[d]	1,418	149,882
Rosneft Oil Co. PJSC	9,280	48,833
Rosneft Oil Co. PJSC GDR	9,003	46,815
Surgutneftegas OJSC	49,300	22,806
Surgutneftegas OJSC ADR	4,496	20,565
Tatneft PJSC Class S	23,290	153,997

		765,764
SOUTH AFRICA — 0.11%
Exxaro Resources Ltd.	3,553	35,775

		35,775
SOUTH KOREA — 0.80%
S-Oil Corp.	748	83,251
SK Innovation Co. Ltd.	1,020	170,513

		253,764
SPAIN — 1.01%
Repsol SA	18,655	320,042

		320,042
SWEDEN — 0.21%
Lundin Petroleum ABa,b	3,026	64,837

		64,837
THAILAND — 0.53%
Bangchak Corp. PCL NVDR	8,500	9,727
Banpu PCL NVDR	28,900	15,318
Esso Thailand PCL NVDR[a]	23,800	8,673

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2017

Security	Shares	Value
IRPC PCL NVDR	195,500	$35,032
PTT Exploration & Production PCL NVDR	22,131	58,318
Thai Oil PCL NVDR	13,600	38,603

		165,671
TURKEY — 0.21%
Tupras Turkiye Petrol Rafinerileri AS	1,940	65,911

		65,911
UNITED ARAB EMIRATES — 0.03%
Dana Gas PJSC[a]	47,413	8,261

		8,261
UNITED KINGDOM — 16.72%
Amerisur Resources PLC[a,b]	21,046	4,068
BP PLC	295,920	1,697,392
Cairn Energy PLC[a]	9,945	21,977
EnQuest PLC ADR[a,b]	21,505	6,997
Faroe Petroleum PLC[a]	6,018	6,669
Hurricane Energy PLC[a,b]	20,179	7,215
Nostrum Oil & Gas PLC[a]	1,139	5,560
Ophir Energy PLC[a,b]	12,954	12,936
Pantheon Resources PLC[a,b]	2,193	1,243
Premier Oil PLC[a,b]	10,506	7,513
Royal Dutch Shell PLC Class A ADR	67,014	1,836,684
Royal Dutch Shell PLC Class B	57,341	1,596,323
SOCO International PLC	3,706	5,683
Sound Energy PLC[a,b]	8,772	5,482
Stobart Group Ltd.	5,423	20,474
Tullow Oil PLC[a,b]	21,539	43,324

		5,279,540
UNITED STATES — 48.16%
Anadarko Petroleum Corp.	8,568	350,688
Andeavor	2,329	233,249
Antero Resources Corp.[a,b]	3,298	64,938
Apache Corp.	5,814	225,816
Arch Coal Inc. Class A	340	27,156
Bill Barrett Corp.[a,b]	799	2,389
Cabot Oil & Gas Corp.	6,970	178,084
California Resources Corp.[a,b]	649	5,062
Callon Petroleum Co.[a,b]	3,077	31,878
Carrizo Oil & Gas Inc.[a,b]	1,190	15,994
Centennial Resource Development Inc./DE Class Aa,b	1,377	23,808
Chesapeake Energy Corp.[a,b]	13,430	48,885
Chevron Corp.	28,696	3,088,264

Security	Shares	Value
Cimarex Energy Co.	1,513	$150,831
Concho Resources Inc.[a]	2,312	256,563
ConocoPhillips	18,802	820,895
CONSOL Energy Inc.[a]	2,924	42,544
Continental Resources Inc./OKa,b	1,496	50,744
CVR Energy Inc.	340	7,283
Delek U.S. Holdings Inc.	1,303	32,210
Denbury Resources Inc.[a]	6,188	6,559
Devon Energy Corp.	7,582	238,075
Diamondback Energy Inc.[a,b]	1,394	126,561
Eclipse Resources Corp.[a,b]	1,071	2,495
Energen Corp.[a]	1,547	79,330
Energy XXI Gulf Coast Inc.[a]	340	3,553
EOG Resources Inc.	8,806	748,422
EQT Corp.	2,669	166,385
Extraction Oil & Gas Inc.[a]	1,513	19,881
Exxon Mobil Corp.	63,699	4,862,145
Gran Tierra Energy Inc.[a,b]	5,491	11,147
Gulfport Energy Corp.[a]	2,329	29,182
Halcon Resources Corp.[a]	1,479	9,155
Hess Corp.	4,420	171,938
HollyFrontier Corp.	2,686	84,099
Jagged Peak Energy Inc.[a]	204	2,613
Kosmos Energy Ltd.[a,b]	3,400	23,936
Laredo Petroleum Inc.[a]	2,414	29,982
Marathon Oil Corp.	13,158	146,317
Marathon Petroleum Corp.	7,565	396,784
Matador Resources Co.[a,b]	1,394	32,871
Murphy Oil Corp.	2,737	62,020
Newfield Exploration Co.[a,b]	3,196	83,512
Noble Energy Inc.	7,225	171,738
Oasis Petroleum Inc.[a]	3,383	24,696
Occidental Petroleum Corp.	11,543	689,117
Par Pacific Holdings Inc.[a]	425	7,569
Parsley Energy Inc. Class Aa	3,349	83,892
PBF Energy Inc. Class A	1,683	39,853
PDC Energy Inc.[a]	935	36,774
Pioneer Natural Resources Co.	2,601	337,220
QEP Resources Inc.[a]	3,519	26,568
Range Resources Corp.	3,723	64,631
Resolute Energy Corp.[a]	255	7,535
Ring Energy Inc.[a]	816	9,727
RSP Permian Inc.[a]	1,802	56,547
Sanchez Energy Corp.[a,b]	705	3,088
SandRidge Energy Inc.[a]	323	5,562

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2017

Security	Shares	Value
SM Energy Co.	1,581	$21,122
Southwestern Energy Co.[a]	7,531	41,044
SRC Energy Inc.[a]	2,822	22,266
Tellurian Inc.[a,b]	850	7,854
Valero Energy Corp.	6,885	468,869
Whiting Petroleum Corp.[a]	5,355	23,937
WPX Energy Inc.[a]	6,069	60,629

		15,204,481

TOTAL COMMON STOCKS
(Cost: $35,050,585)		31,048,934

PREFERRED STOCKS — 0.99%

BRAZIL — 0.82%
Petroleo Brasileiro SA, Preference Shares	59,500	258,124

		258,124

RUSSIA — 0.17%
Surgutneftegas OJSC, Preference Shares	112,200	55,390

		55,390

TOTAL PREFERRED STOCKS
(Cost: $240,375)		313,514

SHORT-TERM INVESTMENTS — 2.16%

MONEY MARKET FUNDS — 2.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	656,714	656,911
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	25,717	25,717

		682,628

TOTAL SHORT-TERM INVESTMENTS
(Cost: $682,534)		682,628

TOTAL INVESTMENTS IN SECURITIES — 101.51%
(Cost: $35,973,494)[h]		32,045,076
Other Assets, Less Liabilities — (1.51)%		(476,989)

NET ASSETS — 100.00%		$31,568,087

ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
NVDR	— Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $36,433,997. Net unrealized depreciation was $4,388,921, of which $1,577,346 represented gross unrealized appreciation on investments and $5,966,267 represented gross unrealized depreciation on investments.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL ENERGY PRODUCERS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	379,615	277,099	[b]	—	656,714	$656,911	$(17)	$94	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	25,744	—		(27)[b]	25,717	25,717	8	—	227

						$682,628	$(9)	$94	$227

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$31,048,934	$—	$—	$31,048,934
Preferred stocks	313,514	—	—	313,514
Money market funds	682,628	—	—	682,628

Total	$32,045,076	$—	$—	$32,045,076

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.94%

AUSTRALIA — 11.58%
Newcrest Mining Ltd.	1,956,539	$35,459,278
Resolute Mining Ltd.	2,729,302	2,619,342
St. Barbara Ltd.[a,b]	2,248,270	5,028,666
Westgold Resources Ltd.[a]	1,535,806	2,192,623

		45,299,909
CANADA — 53.73%
Agnico Eagle Mines Ltd.	352,715	18,007,806
Alacer Gold Corp.[a]	1,910,430	3,337,062
Alamos Gold Inc. Class Ab	921,679	7,645,433
Asanko Gold Inc.[a,b]	1,108,879	1,362,053
Barrick Gold Corp.	3,091,096	55,448,653
Centerra Gold Inc.	918,346	5,493,595
China Gold International Resources Corp. Ltd.[a,b]	1,654,153	2,981,763
Eldorado Gold Corp.	2,831,527	5,804,207
Endeavour Mining Corp.[a,b]	230,812	4,565,613
Goldcorp Inc.	2,160,051	29,564,487
Guyana Goldfields Inc.[a,b]	643,591	2,566,664
IAMGOLD Corp.[a]	1,695,018	11,207,736
Kinross Gold Corp.[a]	3,860,917	17,522,327
Kirkland Lake Gold Ltd.[b]	730,921	9,485,212
New Gold Inc.[a,b]	2,244,218	8,359,321
Richmont Mines Inc.[a,b]	414,291	3,790,164
SEMAFO Inc.[a]	1,571,197	4,411,257
SSR Mining Inc.[a,b]	398,224	4,141,847
Tahoe Resources Inc.	985,833	4,686,393
Yamana Gold Inc.	3,336,405	9,819,609

		210,201,202
PERU — 2.35%
Cia. de Minas Buenaventura SAA ADR	686,310	9,217,143

		9,217,143
SOUTH AFRICA — 9.87%
AngloGold Ashanti Ltd.	1,235,593	12,516,113
Gold Fields Ltd.	2,798,492	12,487,981
Harmony Gold Mining Co. Ltd.	1,901,992	3,781,302
Sibanye Gold Ltd.	6,153,315	9,832,995

		38,618,391
TURKEY — 1.10%
Koza Altin Isletmeleri ASa	464,013	4,319,526

		4,319,526

Security	Shares	Value
UNITED KINGDOM — 6.62%
Acacia Mining PLC	236,978	$618,045
Centamin PLC	3,930,215	7,672,383
Randgold Resources Ltd.	172,775	17,609,974

		25,900,402
UNITED STATES — 14.69%
McEwen Mining Inc.	1,285,871	3,304,689
Newmont Mining Corp.	1,412,869	54,169,397

		57,474,086

TOTAL COMMON STOCKS (Cost: $379,919,005)		391,030,659

SHORT-TERM INVESTMENTS — 1.32%

MONEY MARKET FUNDS — 1.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	5,122,703	5,124,240
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	27,472	27,472

		5,151,712

TOTAL SHORT-TERM INVESTMENTS (Cost: $5,150,875)		5,151,712

TOTAL INVESTMENTS IN SECURITIES — 101.26%
(Cost: $385,069,880)[f]		396,182,371
Other Assets, Less Liabilities — (1.26)%		(4,935,702)

NET ASSETS — 100.00%		$391,246,669

ADR	— American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $399,621,049. Net unrealized depreciation was $3,438,678, of which $32,778,377 represented gross unrealized appreciation on investments and $36,217,055 represented gross unrealized depreciation on investments.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL GOLD MINERS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,229,494	2,893,209	[b]	—	5,122,703	$5,124,240	$(3,210)	$837	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	352,827	—		(325,355)[b]	27,472	27,472	6	—	1,845

						$5,151,712	$(3,204)	$837	$1,845

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$391,030,659	$—	$—	$391,030,659
Money market funds	5,151,712	—	—	5,151,712

Total	$396,182,371	$—	$—	$396,182,371

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.56%

AUSTRALIA — 17.36%
A.C.N. 004 410 833 Ltd.[a,b,c]	727,228	$6
Alumina Ltd.	1,096,976	1,844,540
BHP Billiton Ltd.	1,430,734	31,070,448
BlueScope Steel Ltd.	252,008	2,172,696
Fortescue Metals Group Ltd.	684,738	3,264,030
Galaxy Resources Ltd.[a,b]	175,810	264,943
Iluka Resources Ltd.	191,404	1,437,660
Independence Group NL	230,208	615,326
Jacana Minerals Ltd.[a,b,c]	6,808	—
Mineral Resources Ltd.	68,452	805,160
Orocobre Ltd.[a,b]	90,252	276,312
OZ Minerals Ltd.	134,724	866,605
Pilbara Minerals Ltd.[a,b]	629,148	177,148
Rio Tinto Ltd.	189,878	10,216,818
Sandfire Resources NL	76,082	357,239
Sims Metal Management Ltd.	72,594	857,911
South32 Ltd.	2,383,830	5,520,944
Syrah Resources Ltd.[a,b]	117,066	278,553
Western Areas Ltd.[a,b]	128,620	275,440

		60,301,779
AUSTRIA — 0.74%
Voestalpine AG	49,486	2,564,569

		2,564,569
BELGIUM — 0.30%
Bekaert SA	15,914	757,563
Nyrstar NVa,b	39,240	281,967

		1,039,530
BRAZIL — 4.59%
Cia. Siderurgica Nacional SAb	261,600	722,498
Vale SA	1,365,463	15,223,644

		15,946,142
CANADA — 5.16%
Altius Minerals Corp.[a]	20,056	195,641
Dominion Diamond Corp.	38,150	537,980
First Quantum Minerals Ltd.	308,252	3,700,253
HudBay Minerals Inc.	106,166	922,152
Imperial Metals Corp.[b]	29,212	90,170
Ivanhoe Mines Ltd. Class Aa,b	282,964	1,022,394
Labrador Iron Ore Royalty Corp.	26,160	417,517
Lucara Diamond Corp.	145,188	324,248
Lundin Mining Corp.	293,428	2,209,340
Major Drilling Group International Inc.[b]	40,984	253,995

Security	Shares	Value
Nevsun Resources Ltd.[a]	134,288	$284,910
Stornoway Diamond Corp.[b]	242,852	147,212
Teck Resources Ltd. Class B	254,188	6,301,227
Turquoise Hill Resources Ltd.[b]	454,966	1,527,742

		17,934,781
CHILE — 0.11%
CAP SA	33,182	389,536

		389,536
CHINA — 1.02%
Aluminum Corp. of China Ltd. Class Hb	1,744,000	1,290,210
Chiho Environmental Group Ltd.[a,b]	436,000	250,688
China Daye Non-Ferrous Metals Mining Ltd.[b]	3,924,000	70,193
China Metal Recycling Holdings Ltd.[b,c]	132,000	—
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	91,074	101,365
Jiangxi Copper Co. Ltd. Class H	436,000	756,522
MMG Ltd.[a,b]	878,000	428,542
North Mining Shares Co. Ltd.[a,b]	6,540,000	115,317
Shougang Concord International Enterprises Co. Ltd.[b]	4,360,000	161,555
Shougang Fushan Resources Group Ltd.	1,308,000	295,812
Xinjiang Xinxin Mining Industry Co. Ltd. Class Hb	436,000	61,279

		3,531,483
EGYPT — 0.02%
Ezz Steel[b]	73,188	69,582

		69,582
FINLAND — 0.41%
Outokumpu OYJ	137,340	1,417,300

		1,417,300
FRANCE — 0.38%
APERAM SA	19,693	1,038,015
Eramet[a,b]	4,360	288,260

		1,326,275
GERMANY — 2.02%
Aurubis AG	15,914	1,420,335
Salzgitter AGa	16,786	753,372
thyssenkrupp AGa	161,538	4,837,801

		7,011,508

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2017

Security	Shares	Value
INDIA — 1.11%
Tata Steel Ltd. GDR[a,d]	390,520	$3,854,432

		3,854,432
INDONESIA — 0.14%
Aneka Tambang Persero Tbk PTb	4,076,638	226,106
Krakatau Steel Persero Tbk PTb	1,678,753	69,833
Pelat Timah Nusantara Tbk PTb	244,400	63,014
Timah Persero Tbk PT	1,684,667	120,586

		479,539
JAPAN — 8.74%
Asahi Holdings Inc.	4,900	102,488
Daido Steel Co. Ltd.	98,000	582,337
Dowa Holdings Co. Ltd.	71,000	535,435
Hitachi Metals Ltd.	109,000	1,454,852
JFE Holdings Inc.	243,100	4,797,503
Kobe Steel Ltd.[b]	152,600	1,835,748
Kyoei Steel Ltd.	21,800	333,358
Maruichi Steel Tube Ltd.	32,300	955,265
Mitsubishi Materials Corp.	45,100	1,616,568
Mitsui Mining & Smelting Co. Ltd.	218,000	1,156,751
Nakayama Steel Works Ltd.	43,600	281,661
Neturen Co. Ltd.	43,600	425,066
Nippon Denko Co. Ltd.	65,400	270,371
Nippon Light Metal Holdings Co. Ltd.	370,600	1,090,990
Nippon Steel & Sumitomo Metal Corp.	348,840	8,318,468
Nisshin Steel Co. Ltd.	43,600	566,491
OSAKA Titanium Technologies Co. Ltd.[a]	1,800	26,135
Sumitomo Metal Mining Co. Ltd.	218,000	3,753,498
Toho Titanium Co. Ltd.[a]	21,800	161,826
Tokyo Steel Manufacturing Co. Ltd.	43,600	368,813
Topy Industries Ltd.	4,400	148,919
Toyo Kohan Co. Ltd.	43,600	213,128
UACJ Corp.	43,386	117,078
Yamato Kogyo Co. Ltd.	21,800	616,010
Yodogawa Steel Works Ltd.	21,800	609,077

		30,337,836
MEXICO — 1.77%
Grupo Mexico SAB de CV Series B	1,700,400	5,623,239
Industrias CH SAB de CV Series Ba,b	65,400	313,849
Minera Frisco SAB de CV Series A1[a,b]	327,000	226,223

		6,163,311

Security	Shares	Value
NETHERLANDS — 2.39%
AMG Advanced Metallurgical Group NV	12,208	$438,543
ArcelorMittal[a,b]	294,736	7,863,234

		8,301,777
NORWAY — 1.26%
Norsk Hydro ASA	607,130	4,370,172

		4,370,172
PAKISTAN — 0.04%
International Steels Ltd.	109,000	127,733

		127,733
PERU — 0.48%
Southern Copper Corp.	41,420	1,685,794

		1,685,794
PHILIPPINES — 0.02%
Nickel Asia Corp.	619,400	87,396

		87,396
POLAND — 0.88%
Boryszew SAb	55,808	161,642
Jastrzebska Spolka Weglowa SAb	23,436	682,080
KGHM Polska Miedz SA	62,348	2,200,169

		3,043,891
RUSSIA — 2.57%
Alrosa PJSC	1,177,200	1,636,830
Mechel PJSC[b]	35,970	204,310
MMC Norilsk Nickel PJSC	27,958	4,708,209
Novolipetsk Steel PJSC	490,500	1,161,321
Raspadskaya OAO[b]	50,140	74,319
Severstal PJSC	71,940	1,128,495

		8,913,484
SINGAPORE — 0.04%
Midas Holdings Ltd.[a,b]	959,200	151,862

		151,862
SOUTH AFRICA — 0.86%
African Rainbow Minerals Ltd.	48,832	412,898
Anglo American Platinum Ltd.[b]	24,198	656,264
ArcelorMittal South Africa Ltd.[b]	90,034	34,497
Assore Ltd.	16,132	344,621
Impala Platinum Holdings Ltd.[b]	284,272	879,226
Northam Platinum Ltd.[b]	154,562	584,951
Royal Bafokeng Platinum Ltd.[b]	36,188	89,791

		3,002,248

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2017

Security	Shares	Value
SOUTH KOREA — 4.31%
Dongkuk Steel Mill Co. Ltd.	26,230	$294,262
Hyundai Steel Co.	35,316	1,807,142
Jenax Inc.[a,b]	6,758	169,909
KISCO Corp.	2,186	81,035
KISWIRE Ltd.	2,707	92,906
Korea Zinc Co. Ltd.	3,924	1,795,658
Poongsan Corp.	11,336	573,033
Poongsan Holdings Corp.	3,052	162,668
POSCO	31,826	9,695,132
Seah Besteel Corp.	5,668	178,193
SeAH Steel Corp.	1,335	109,869

		14,959,807
SPAIN — 0.34%
Acerinox SA	70,964	1,010,741
Tubacex SAa,b	44,472	159,676

		1,170,417
SWEDEN — 1.79%
Boliden AB	124,478	4,348,795
Granges AB	37,278	413,427
SSAB AB Class Aa,b	96,605	489,863
SSAB AB Class Bb	233,478	958,870

		6,210,955
SWITZERLAND — 0.06%
Schmolz + Bickenbach AG Registered[b]	206,228	195,283

		195,283
TAIWAN — 1.85%
China Metal Products	218,011	228,276
China Steel Corp.	5,668,612	4,752,175
Feng Hsin Steel Co. Ltd.	218,000	379,959
Gloria Material Technology Corp.	436,000	321,449
TA Chen Stainless Pipe	257,934	162,389
Ton Yi Industrial Corp.	70,000	33,169
Tung Ho Steel Enterprise Corp.	436,000	348,176
Yieh Phui Enterprise Co. Ltd.	460,706	187,769

		6,413,362
THAILAND — 0.02%
STP & I PCL NVDR[a]	268,760	55,444

		55,444
TURKEY — 0.51%
Borusan Mannesmann Boru Sanayi ve Ticaret ASa	25,070	86,918

Security	Shares	Value
Eregli Demir ve Celik Fabrikalari TAS	612,580	$1,458,460
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class Db	320,701	221,074

		1,766,452
UNITED KINGDOM — 26.37%
Anglo American PLC	595,140	10,755,320
Antofagasta PLC	178,542	2,381,124
BHP Billiton PLC	941,760	17,917,402
Evraz PLC	155,434	671,354
Ferrexpo PLC	129,710	500,244
Glencore PLC	5,453,924	25,264,419
Hill & Smith Holdings PLC	33,572	555,881
KAZ Minerals PLC[b]	111,180	1,204,109
Lonmin PLC[a,b]	115,976	127,025
Petra Diamonds Ltd.[a,b]	246,558	299,117
Rio Tinto PLC	551,976	26,646,936
Vedanta Ltd. ADR	247,430	4,849,628
Vedanta Resources PLC	37,496	411,889

		91,584,448
UNITED STATES — 10.90%
AK Steel Holding Corp.[b]	138,430	775,208
Alcoa Corp.	74,624	3,274,501
Allegheny Technologies Inc.	47,524	989,925
Carpenter Technology Corp.	20,056	812,870
Century Aluminum Co.[b]	23,980	468,090
Cleveland-Cliffs Inc.[b]	169,168	1,414,244
Commercial Metals Co.	50,358	951,263
Compass Minerals International Inc.	16,132	1,077,618
Freeport-McMoRan Inc.[b]	613,670	9,070,042
Haynes International Inc.	5,014	153,178
Kaiser Aluminum Corp.	8,502	818,913
Materion Corp.	11,118	424,708
Nucor Corp.	140,392	7,737,003
Reliance Steel & Aluminum Co.	31,610	2,289,196
Ryerson Holding Corp.[b]	6,976	59,994
Schnitzer Steel Industries Inc. Class A	11,336	304,938
Steel Dynamics Inc.	107,038	3,687,459
SunCoke Energy Inc.[b]	26,160	243,811
TimkenSteel Corp.[b]	16,132	239,237
U.S. Steel Corp.	76,300	2,030,343
Worthington Industries Inc.	20,928	1,045,563

		37,868,104
TOTAL COMMON STOCKS (Cost: $300,907,806)		342,276,232

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2017

Security	Shares	Value
PREFERRED STOCKS — 0.99%

BRAZIL — 0.99%
Bradespar SA, Preference Shares	109,000	$931,182
Gerdau SA, Preference Shares	414,200	1,559,939
Metalurgica Gerdau SA, Preference Shares	283,400	509,795
Usinas Siderurgicas de Minas Gerais SA Class A, Preference Shares	196,200	429,633

		3,430,549

TOTAL PREFERRED STOCKS (Cost: $1,666,225)		3,430,549

SHORT-TERM INVESTMENTS — 3.64%

MONEY MARKET FUNDS — 3.64%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	10,837,677	10,840,928
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	1,803,747	1,803,747

		12,644,675

TOTAL SHORT-TERM INVESTMENTS (Cost: $12,643,415)		12,644,675

Value
TOTAL INVESTMENTS IN SECURITIES —103.19%
(Cost: $315,217,446)[h]	$358,351,456
Other Assets, Less Liabilities — (3.19)%	(11,092,299)

NET ASSETS — 100.00%	$347,259,157

ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts
NVDR	— Non-Voting Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $323,658,091. Net unrealized appreciation was $34,693,365, of which $48,906,330 represented gross unrealized appreciation on investments and $14,212,965 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	3,818,084	7,019,593	[b]	—	10,837,677	$10,840,928	$1,599	$1,260	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	377,671	1,426,076	[b]	—	1,803,747	1,803,747	4	—	1,941

						$12,644,675	$1,603	$1,260	$1,941

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL METALS & MINING PRODUCERS ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$342,276,226	$—	$6	$342,276,232
Preferred stocks	3,430,549	—	—	3,430,549
Money market funds	12,644,675	—	—	12,644,675

Total	$358,351,450	$—	$6	$358,351,456

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.99%

CANADA — 57.56%
Alexco Resource Corp.[a,b]	364,871	$637,342
Americas Silver Corp.[a]	157,088	667,820
Dalradian Resources Inc.[a,b]	665,186	859,502
Dundee Precious Metals Inc.[a]	387,417	893,029
Endeavour Silver Corp.[a,b]	302,972	746,707
Excellon Resources Inc.[a,b]	332,056	540,294
First Majestic Silver Corp.[a,b]	311,167	2,189,027
Fortuna Silver Mines Inc.[a]	338,672	1,628,867
GoGold Resources Inc.[a,b]	803,051	352,286
Great Panther Silver Ltd.[a,b]	489,231	675,070
Klondex Mines Ltd.[a,b]	379,356	1,270,824
Levon Resources Ltd.[a]	1,158,278	323,348
MAG Silver Corp.[a,b]	148,853	1,861,627
Mandalay Resources Corp.[b]	1,238,845	350,780
Minco Silver Corp.[a,b]	435,567	361,308
Pan American Silver Corp.	153,841	2,856,565
Silvercorp Metals Inc.	392,081	1,219,634
SSR Mining Inc.[a,b]	236,665	2,461,505
Tahoe Resources Inc.	491,851	2,338,131
Wheaton Precious Metals Corp.	713,123	14,754,465

		36,988,131
CHINA — 0.91%
China Silver Group Ltd.	2,874,000	587,546

		587,546
MEXICO — 9.75%
Industrias Penoles SAB de CV	240,292	6,262,942

		6,262,942
PERU — 4.48%
Cia. de Minas Buenaventura SAA ADR	214,427	2,879,755

		2,879,755
UNITED KINGDOM — 15.38%
Fresnillo PLC	382,297	7,960,559
Hochschild Mining PLC	525,711	1,923,153

		9,883,712
UNITED STATES — 11.91%
Coeur Mining Inc.[a]	309,010	2,703,837
Golden Minerals Co.[a]	620,190	336,763
Hecla Mining Co.	550,521	2,906,751
McEwen Mining Inc.	507,173	1,303,435
Solitario Exploration & Royalty Corp.[a]	571,613	400,129

		7,650,915

TOTAL COMMON STOCKS (Cost: $63,149,193)		64,253,001

Security	Shares	Value
SHORT-TERM INVESTMENTS — 11.82%

MONEY MARKET FUNDS — 11.82%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	7,553,574	$7,555,840
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	37,449	37,449

		7,593,289

TOTAL SHORT-TERM INVESTMENTS (Cost: $7,591,572)		7,593,289

TOTAL INVESTMENTS IN SECURITIES — 111.81%
(Cost: $70,740,765)[f]		71,846,290
Other Assets, Less Liabilities — (11.81)%		(7,588,240)

NET ASSETS — 100.00%		$64,258,050

ADR	— American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $74,207,535. Net unrealized depreciation was $2,361,245, of which $7,676,011 represented gross unrealized appreciation on investments and $10,037,256 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL SILVER MINERS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional,
SL Agency Shares	7,889,139	—		(335,565)[b]	7,553,574	$7,555,840	$229	$1,717	$—	[c]
BlackRock Cash Funds: Treasury,
SL Agency Shares	34,480	2,969	[b]	—	37,449	37,449	2	—	235

						$7,593,289	$231	$1,717	$235

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$64,253,001	$—	$—	$64,253,001
Money market funds	7,593,289	—	—	7,593,289

Total	$71,846,290	$—	$—	$71,846,290

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$28,502,429	$35,290,960	$379,919,005
Affiliated (Note 2)	2,590,605	682,534	5,150,875

Total cost of investments in securities	$31,093,034	$35,973,494	$385,069,880

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$27,458,830	$31,362,448	$391,030,659
Affiliated (Note 2)	2,723,927	682,628	5,151,712
Foreign currency, at value[b]	54,799	76,449	272,195
Cash	57	—	—
Receivables:
Investment securities sold	112,671	118,333	5,365,245
Dividends and interest	45,989	209,208	211,808
Tax reclaims	46,301	1,302	2,753

Total Assets	30,442,574	32,450,368	402,034,372

LIABILITIES
Payables:
Investment securities purchased	113,232	142,829	5,053,367
Collateral for securities on loan (Note 1)	1,886,139	656,834	5,126,612
Capital shares redeemed	—	71,514	484,019
Investment advisory fees (Note 2)	8,876	11,104	123,705

Total Liabilities	2,008,247	882,281	10,787,703

NET ASSETS	$28,434,327	$31,568,087	$391,246,669

Net assets consist of:
Paid-in capital	$31,348,472	$37,209,904	$422,942,941
Undistributed net investment income	61,073	251,539	562,406
Accumulated net realized loss	(2,065,933)	(1,966,850)	(43,374,099)
Net unrealized appreciation (depreciation)	(909,285)	(3,926,506)	11,115,421

NET ASSETS	$28,434,327	$31,568,087	$391,246,669

Shares outstanding[c]	1,050,000	1,700,000	19,600,000	[d]

Net asset value per share	$27.08	$18.57	$19.96	[d]

[a]	Securities on loan with values of $1,820,358, $630,263 and $5,032,489, respectively. See Note 1.
[b]	Cost of foreign currency: $54,125, $74,696 and $269,962, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 500 million and 500 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Global Metals & Mining Producers ETF		iShares MSCI Global Silver Miners ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$302,574,031		$63,149,193
Affiliated (Note 2)	12,643,415		7,591,572

Total cost of investments in securities	$315,217,446		$70,740,765

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$345,706,781		$64,253,001
Affiliated (Note 2)	12,644,675		7,593,289
Foreign currency, at value[b]	539,536		37,103
Cash	10,294		2,003
Receivables:
Investment securities sold	3,531		1,507,523
Due from custodian (Note 4)	511,262		—
Dividends and interest	1,207,941		127,668
Capital shares sold	1,418,676		—
Tax reclaims	26,653		—

Total Assets	362,069,349		73,520,587

LIABILITIES
Payables:
Investment securities purchased	3,577,028		1,688,455
Due to custodian	292,196		—
Collateral for securities on loan (Note 1)	10,838,068		7,553,893
Foreign taxes (Note 1)	1,604		—
Investment advisory fees (Note 2)	101,296		20,189

Total Liabilities	14,810,192		9,262,537

NET ASSETS	$347,259,157		$64,258,050

Net assets consist of:
Paid-in capital	$330,475,733		$74,577,703
Undistributed (distributions in excess of) net investment income	1,573,871		(670,207)
Accumulated net realized loss	(27,924,498)		(10,754,583)
Net unrealized appreciation	43,134,051		1,105,137

NET ASSETS	$347,259,157		$64,258,050

Shares outstanding[c]	10,900,000	[d]	5,600,000

Net asset value per share	$31.86	[d]	$11.47

[a]	Securities on loan with values of $10,228,975 and $7,492,653, respectively. See Note 1.
[b]	Cost of foreign currency: $537,465 and $37,119, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million and 500 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Global Agriculture Producers ETF	iShares MSCI Global Energy Producers ETF	iShares MSCI Global Gold Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$585,543	$1,150,439	$1,838,673
Dividends — affiliated (Note 2)	2,704	227	1,845
Securities lending income — affiliated — net (Note 2)	23,675	9,435	105,754
Non-cash dividends — unaffiliated	—	91,962	—

Total investment income	611,922	1,252,063	1,946,272

EXPENSES
Investment advisory fees (Note 2)	111,939	139,680	977,649
Proxy fees	594	741	4,649

Total expenses	112,533	140,421	982,298
Less investment advisory fees waived (Note 2)	(5,765)	—	—

Net expenses	106,768	140,421	982,298

Net investment income	505,154	1,111,642	963,974

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(46,979)	(462,330)	(23,467,454)
Investments — affiliated (Note 2)	(46)	(17)	(3,210)
In-kind redemptions — unaffiliated	950,331	952,416	11,088,384
In-kind redemptions — affiliated (Note 2)	34,049	—	—
Foreign currency transactions	(1,739)	(159)	87,482
Realized gain distributions from affiliated funds	3	8	6

Net realized gain (loss)	935,619	489,918	(12,294,792)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	2,185,008	(736,615)	(1,701,366)
Investments — affiliated (Note 2)	89,019	94	837
Translation of assets and liabilities in foreign currencies	4,898	2,244	12,132

Net change in unrealized appreciation/depreciation	2,278,925	(734,277)	(1,688,397)

Net realized and unrealized gain (loss)	3,214,544	(244,359)	(13,983,189)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,719,698	$867,283	$(13,019,215)

[a]	Net of foreign withholding tax of $36,269, $51,937 and $174,911, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Global Metals & Mining Producers ETF	iShares MSCI Global Silver Miners ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$7,158,602	$561,652
Dividends — affiliated (Note 2)	1,941	235
Securities lending income — affiliated — net (Note 2)	127,386	243,355

	7,287,929	805,242
Less: Other foreign taxes (Note 1)	(2,023)	—

Total investment income	7,285,906	805,242

EXPENSES
Investment advisory fees (Note 2)	1,053,471	266,110
Proxy fees	6,090	1,343

Total expenses	1,059,561	267,453

Net investment income	6,226,345	537,789

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,853,686)	(4,364,024)
Investments — affiliated (Note 2)	1,599	229
In-kind redemptions — unaffiliated	33,348,293	4,947,538
Foreign currency transactions	(28,153)	(99)
Realized gain distributions from affiliated funds	4	2

Net realized gain	27,468,057	583,646

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	62,026,687	(13,354,877)
Investments — affiliated (Note 2)	1,260	1,717
Translation of assets and liabilities in foreign currencies	1,775	(49)

Net change in unrealized appreciation/depreciation	62,029,722	(13,353,209)

Net realized and unrealized gain (loss)	89,497,779	(12,769,563)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$95,724,124	$(12,231,774)

[a]	Net of foreign withholding tax of $355,780 and $54,502, respectively.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Global Agriculture Producers ETF		iShares MSCI Global Energy Producers ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$505,154	$611,355	$1,111,642	$1,064,512
Net realized gain (loss)	935,619	(965,789)	489,918	(1,072,422)
Net change in unrealized appreciation/depreciation	2,278,925	1,179,886	(734,277)	3,444,630

Net increase in net assets resulting from operations	3,719,698	825,452	867,283	3,436,720

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(561,907)	(596,259)	(1,091,944)	(1,004,806)

Total distributions to shareholders	(561,907)	(596,259)	(1,091,944)	(1,004,806)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,945,056	1,137,540	513	10,268,692
Cost of shares redeemed	(7,619,400)	(1,055,827)	(5,647,790)	—

Net increase (decrease) in net assets from capital share transactions	(2,674,344)	81,713	(5,647,277)	10,268,692

INCREASE (DECREASE) IN NET ASSETS	483,447	310,906	(5,871,938)	12,700,606

NET ASSETS
Beginning of year	27,950,880	27,639,974	37,440,025	24,739,419

End of year	$28,434,327	$27,950,880	$31,568,087	$37,440,025

Undistributed net investment income included in net assets at end of year	$61,073	$115,569	$251,539	$226,240

SHARES ISSUED AND REDEEMED
Shares sold	200,000	50,000	—	600,000
Shares redeemed	(300,000)	(50,000)	(300,000)	—

Net increase (decrease) in shares outstanding	(100,000)	—	(300,000)	600,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Gold Miners ETF		iShares MSCI Global Metals & Mining Producers ETF
	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$963,974	$64,262	$6,226,345	$2,544,584
Net realized gain (loss)	(12,294,792)	(7,802,775)	27,468,057	(5,727,606)
Net change in unrealized appreciation/depreciation	(1,688,397)	43,607,604	62,029,722	18,667,008

Net increase (decrease) in net assets resulting from operations	(13,019,215)	35,869,091	95,724,124	15,483,986

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,501,502)	(300,013)	(5,470,440)	(2,206,034)

Total distributions to shareholders	(2,501,502)	(300,013)	(5,470,440)	(2,206,034)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	302,448,527	191,934,458	181,847,994	159,613,046
Cost of shares redeemed	(161,789,520)	(7,321,308)	(148,024,373)	(18,927,748)

Net increase in net assets from capital share transactions	140,659,007	184,613,150	33,823,621	140,685,298

INCREASE IN NET ASSETS	125,138,290	220,182,228	124,077,305	153,963,250

NET ASSETS
Beginning of year	266,108,379	45,926,151	223,181,852	69,218,602

End of year	$391,246,669	$266,108,379	$347,259,157	$223,181,852

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$562,406	$(6,914)	$1,573,871	$640,757

SHARES ISSUED AND REDEEMED
Shares sold	16,300,000	8,775,000	7,300,000	8,050,000
Shares redeemed	(9,250,000)	(350,000)	(6,700,000)	(1,000,000)

Net increase in shares outstanding	7,050,000	8,425,000	600,000	7,050,000

[a]	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Global Silver Miners ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$537,789	$155,283
Net realized gain (loss)	583,646	(1,145,451)
Net change in unrealized appreciation/depreciation	(13,353,209)	20,735,242

Net increase (decrease) in net assets resulting from operations	(12,231,774)	19,745,074

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,593,868)	(80,025)

Total distributions to shareholders	(1,593,868)	(80,025)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,458,260	58,622,345
Cost of shares redeemed	(12,452,605)	(3,488,063)

Net increase (decrease) in net assets from capital share transactions	(8,994,345)	55,134,282

INCREASE (DECREASE) IN NET ASSETS	(22,819,987)	74,799,331

NET ASSETS
Beginning of year	87,078,037	12,278,706

End of year	$64,258,050	$87,078,037

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(670,207)	$38,940

SHARES ISSUED AND REDEEMED
Shares sold	300,000	4,700,000
Shares redeemed	(1,100,000)	(300,000)

Net increase (decrease) in shares outstanding	(800,000)	4,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	41

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Agriculture Producers ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$24.31	$24.03	$27.29	$24.63	$24.91

Income from investment operations:
Net investment income[a]	0.45	0.54	0.50	0.58	0.50
Net realized and unrealized gain (loss)[b]	2.81	0.27	(3.21)	2.63	(0.46)

Total from investment operations	3.26	0.81	(2.71)	3.21	0.04

Less distributions from:
Net investment income	(0.49)	(0.53)	(0.55)	(0.55)	(0.32)

Total distributions	(0.49)	(0.53)	(0.55)	(0.55)	(0.32)

Net asset value, end of year	$27.08	$24.31	$24.03	$27.29	$24.63

Total return	13.53%	3.55%	(10.11)%	13.05%	0.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$28,434	$27,951	$27,640	$46,395	$35,716
Ratio of expenses to average net assets	0.37%	0.38%	0.38%	0.38%	0.38%
Ratio of expenses to average net assets prior to waived fees	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	1.76%	2.38%	1.87%	2.17%	1.87%
Portfolio turnover rate[c]	16%	7%	10%	14%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 15%, 7%, 10%, 13% and 6%, respectively. See Note 4.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Energy Producers ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$18.72	$17.67	$28.06	$24.06	$23.51

Income from investment operations:
Net investment income[a]	0.60	0.59	0.68	0.68	0.63
Net realized and unrealized gain (loss)[b]	(0.16)	1.00	(10.61)	3.96	0.55

Total from investment operations	0.44	1.59	(9.93)	4.64	1.18

Less distributions from:
Net investment income	(0.59)	(0.54)	(0.46)	(0.64)	(0.63)

Total distributions	(0.59)	(0.54)	(0.46)	(0.64)	(0.63)

Net asset value, end of year	$18.57	$18.72	$17.67	$28.06	$24.06

Total return	2.26%	9.31%	(35.63)%	19.44%	5.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$31,568	$37,440	$24,739	$8,419	$4,811
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	3.10%	3.36%	3.23%	2.57%	2.61%
Portfolio turnover rate[c]	4%	6%	4%	8%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 4%, 6%, 4%, 8% and 6%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Gold Miners ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$21.20	$11.13	$22.53	$23.20	$40.11

Income from investment operations:
Net investment income[b]	0.06	0.02	0.14	0.16	0.42
Net realized and unrealized gain (loss)[c]	(1.04)	10.11	(11.42)	(0.67)	(16.95)

Total from investment operations	(0.98)	10.13	(11.28)	(0.51)	(16.53)

Less distributions from:
Net investment income	(0.26)	(0.06)	(0.12)	(0.16)	(0.38)

Total distributions	(0.26)	(0.06)	(0.12)	(0.16)	(0.38)

Net asset value, end of year	$19.96	$21.20	$11.13	$22.53	$23.20

Total return	(4.30)%	91.17%	(50.16)%	(2.01)%	(41.28)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$391,247	$266,108	$45,926	$70,976	$38,285
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	0.38%	0.06%	0.88%	0.81%	1.37%
Portfolio turnover rate[d]	26%	30%	20%	22%	19%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Metals & Mining Producers ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$21.67	$21.30	$40.37	$36.23	$38.01

Income from investment operations:
Net investment income[b]	0.53	0.42	1.62	1.00	1.00
Net realized and unrealized gain (loss)[c]	10.26	0.41	(17.91)	4.44	(2.01)

Total from investment operations	10.79	0.83	(16.29)	5.44	(1.01)

Less distributions from:
Net investment income	(0.60)	(0.46)	(2.78)	(1.30)	(0.77)

Total distributions	(0.60)	(0.46)	(2.78)	(1.30)	(0.77)

Net asset value, end of year	$31.86	$21.67	$21.30	$40.37	$36.23

Total return	50.55%	4.52%	(41.94)%	15.32%	(2.68)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$347,259	$223,182	$69,219	$183,699	$222,808
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of expenses to average net assets prior to waived fees	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	2.31%	2.16%	5.18%	2.53%	2.51%
Portfolio turnover rate[d]	12%	8%	17%	18%	11%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 6%, 6%, 10%, 15%, and 7% respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Global Silver Miners ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$13.61	$6.14	$12.70	$13.92	$20.94

Income from investment operations:
Net investment income[a]	0.09	0.05	0.05	0.08	0.16
Net realized and unrealized gain (loss)[b]	(1.94)	7.44	(6.42)	(1.15)	(6.90)

Total from investment operations	(1.85)	7.49	(6.37)	(1.07)	(6.74)

Less distributions from:
Net investment income	(0.29)	(0.02)	(0.19)	(0.15)	(0.28)

Total distributions	(0.29)	(0.02)	(0.19)	(0.15)	(0.28)

Net asset value, end of year	$11.47	$13.61	$6.14	$12.70	$13.92

Total return	(13.26)%	122.11%	(50.51)%	(7.48)%	(32.49)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$64,258	$87,078	$12,279	$13,975	$6,959
Ratio of expenses to average net assets	0.39%	0.39%	0.39%	0.39%	0.39%
Ratio of net investment income to average net assets	0.79%	0.47%	0.57%	0.63%	1.03%
Portfolio turnover rate[c]	14%	27%	31%	22%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Global Agriculture Producers	Non-diversified
MSCI Global Energy Producers	Non-diversified
MSCI Global Gold Miners	Non-diversified
MSCI Global Metals & Mining Producers	Non-diversified
MSCI Global Silver Miners	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Global Agriculture Producers
Barclays Capital Inc.	$1,021	$1,021	$—
Credit Suisse Securities (USA) LLC	11,012	11,012	—
Deutsche Bank AG	85,952	85,952	—
Deutsche Bank Securities Inc.	53,982	53,982	—
Goldman Sachs & Co.	32,719	32,719	—
JPMorgan Securities LLC	843,902	843,902	—
Macquarie Bank Limited	17,046	17,046	—
Merrill Lynch, Pierce, Fenner & Smith	63,283	63,283	—
Morgan Stanley & Co. International PLC	12,758	12,758	—
Morgan Stanley & Co. LLC	542,661	542,661	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	109	109	—
Scotia Capital (USA) Inc.	34,989	34,989	—
SG Americas Securities LLC	24,658	24,658	—
State Street Bank & Trust Company	65,065	65,065	—
UBS Securities LLC	31,201	31,201	—

	$1,820,358	$1,820,358	$—

MSCI Global Energy Producers
Barclays Capital Inc.	$412	$400	$(12)
BNP Paribas New York Branch	5,387	5,387	—
BNP Paribas Prime Brokerage Inc.	50,744	50,744	—
Citigroup Global Markets Inc.	20,156	20,156	—
Credit Suisse Securities (USA) LLC	55,183	55,183	—
Deutsche Bank Securities Inc.	72,453	72,453	—
Goldman Sachs & Co.	134,972	134,972	—
JPMorgan Securities LLC	106,848	106,848	—
Merrill Lynch, Pierce, Fenner & Smith	37,095	37,095	—
Morgan Stanley & Co. LLC	15,699	15,682	(17)
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	7,451	7,439	(12)
Scotia Capital (USA) Inc.	23,936	23,936	—
State Street Bank & Trust Company	99,927	99,927	—

	$630,263	$630,222	$(41)

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Global Gold Miners
Credit Suisse Securities (USA) LLC	$1,175,855	$1,175,855	$—
Goldman Sachs & Co.	5,489	5,489	—
JPMorgan Securities LLC	89,013	89,013	—
Merrill Lynch, Pierce, Fenner & Smith	1,290,125	1,290,125	—
Morgan Stanley & Co. LLC	6,053	6,053	—
Scotia Capital (USA) Inc.	95,656	95,656	—
State Street Bank & Trust Company	2,350,517	2,350,517	—
UBS AG	19,781	19,781	—

	$5,032,489	$5,032,489	$—

MSCI Global Metals & Mining Producers
BMO Capital Markets	$9,870	$9,870	$—
Credit Suisse Securities (USA) LLC	516,766	516,766	—
Deutsche Bank Securities Inc.	67,557	67,557	—
HSBC Bank PLC	467,400	467,400	—
JPMorgan Securities LLC	737,531	737,531	—
Merrill Lynch, Pierce, Fenner & Smith	542,020	542,020	—
Morgan Stanley & Co. LLC	1,876,099	1,876,099	—
SG Americas Securities LLC	84,017	84,017	—
State Street Bank & Trust Company	5,768,976	5,768,976	—
UBS AG	138,100	138,100	—
UBS Securities LLC	20,639	20,639	—

	$10,228,975	$10,228,975	$—

MSCI Global Silver Miners
Barclays Capital Inc.	$977,699	$977,699	$—
BMO Capital Markets	342,365	342,365	—
Credit Suisse Securities (USA) LLC	1,644,592	1,644,592	—
JPMorgan Securities LLC	926,135	926,135	—
Merrill Lynch, Pierce, Fenner & Smith	809,795	809,795	—
Morgan Stanley & Co. LLC	1,913,753	1,895,960	(17,793)
Scotia Capital (USA) Inc.	57,816	57,816	—
State Street Bank & Trust Company	253,648	253,648	—
UBS AG	566,850	564,058	(2,792)

	$7,492,653	$7,472,068	$(20,585)

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.39%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

In addition, each of the iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through December 31, 2023 in an amount equal to the acquired fund fees and expenses, if any, attributable to each Fund’s investments in other iShares funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Global Agriculture Producers	$5,690
MSCI Global Energy Producers	2,321
MSCI Global Gold Miners	26,359
MSCI Global Metals & Mining Producers	31,232
MSCI Global Silver Miners	58,141

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$543,047	$74,717
MSCI Global Energy Producers	81,152	166,818
MSCI Global Gold Miners	2,339,945	2,794,744
MSCI Global Metals & Mining Producers	429,659	1,186,175
MSCI Global Silver Miners	230,000	45,234

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The iShares MSCI Global Agriculture Producers and iShares MSCI Global Metals & Mining Producers ETFs, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Global Agriculture Producers	$4,369,332	$4,625,102
MSCI Global Energy Producers	1,505,665	1,651,358
MSCI Global Gold Miners	72,165,256	66,473,867
MSCI Global Metals & Mining Producers	38,047,181	33,031,956
MSCI Global Silver Miners	9,657,955	11,009,218

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Global Agriculture Producers	$4,674,827	$7,148,290
MSCI Global Energy Producers	—	5,440,208
MSCI Global Gold Miners	280,803,060	149,125,016
MSCI Global Metals & Mining Producers	157,179,920	128,592,472
MSCI Global Silver Miners	3,453,163	12,115,140

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a one-for-two reverse stock split for each of the iShares MSCI Global Gold Miners ETF and iShares Global Metals & Mining Producers ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Funds. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES®, INC.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Global Agriculture Producers	$804,010	$2,257	$(806,267)
MSCI Global Energy Producers	781,179	5,601	(786,780)
MSCI Global Gold Miners	(5,604,073)	2,106,848	3,497,225
MSCI Global Metals & Mining Producers	29,842,872	177,209	(30,020,081)
MSCI Global Silver Miners	3,755,922	346,932	(4,102,854)

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Global Agriculture Producers
Ordinary income	$561,907	$596,259

MSCI Global Energy Producers
Ordinary income	$1,091,944	$1,004,806

MSCI Global Gold Miners
Ordinary income	$2,501,502	$300,013

MSCI Global Metals & Mining Producers
Ordinary income	$5,470,440	$2,206,034

MSCI Global Silver Miners
Ordinary income	$1,593,868	$80,025

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
MSCI Global Agriculture Producers	$92,566	$(1,864,644)	$(1,142,067)	$(2,914,145)
MSCI Global Energy Producers	261,028	(1,515,836)	(4,387,009)	(5,641,817)
MSCI Global Gold Miners	562,288	(28,822,930)	(3,435,630)	(31,696,272)
MSCI Global Metals & Mining Producers	2,769,798	(20,679,780)	34,693,406	16,783,424
MSCI Global Silver Miners	153,975	(8,112,033)	(2,361,595)	(10,319,653)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Global Agriculture Producers	$1,864,644
MSCI Global Energy Producers	1,515,836
MSCI Global Gold Miners	28,822,930
MSCI Global Metals & Mining Producers	20,679,780
MSCI Global Silver Miners	8,112,033

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At a meeting held on September 14-15, 2017, the Board approved a line of credit for the iShares MSCI Global Agriculture Producers, iShares MSCI Global Energy Producers and iShares MSCI Global Metals & Mining Producers ETFs. The Funds, along with certain other iShares funds, will be parties to a $275 million credit agreement with State Street Bank and Trust Company, which will expire on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement is expected to be effective on or around October 25, 2017.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Global Agriculture Producers ETF,

iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF,

iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Global Agriculture Producers ETF, iShares MSCI Global Energy Producers ETF, iShares MSCI Global Gold Miners ETF, iShares MSCI Global Metals & Mining Producers ETF and iShares MSCI Global Silver Miners ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Global Agriculture Producers	$558,716
MSCI Global Energy Producers	1,282,190
MSCI Global Gold Miners	2,776,393
MSCI Global Metals & Mining Producers	6,713,020
MSCI Global Silver Miners	595,737

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
MSCI Global Agriculture Producers	55.59%
MSCI Global Energy Producers	43.77
MSCI Global Gold Miners	5.02
MSCI Global Metals & Mining Producers	6.06

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Global Gold Miners	$3,362,527	$173,956
MSCI Global Metals & Mining Producers	7,051,338	343,295
MSCI Global Silver Miners	614,235	54,502

TAX INFORMATION	61

Board Review and Approval of Investment Advisory

Contract

iSHARES®, INC.

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its own underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Supplemental Information (Unaudited)

iSHARES®, INC.

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Global Agriculture Producers	$0.491458	$—	$—	$0.491458	100%	—%	—%	100%
MSCI Global Energy Producers	0.590445	—	—	0.590445	100	—	—	100
MSCI Global Metals & Mining Producers	0.596772	—	—	0.596772	100	—	—	100
MSCI Global Silver Miners	0.288645	—	—	0.288645	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Global Agriculture Producers ETF

Period Covered: January 31, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.07%
Greater than 1.0% and Less than 1.5%	21	1.54
Greater than 0.5% and Less than 1.0%	361	26.47
Greater than 0.0% and Less than 0.5%	496	36.36
At NAV	14	1.03
Less than 0.0% and Greater than -0.5%	393	28.81
Less than -0.5% and Greater than -1.0%	72	5.28
Less than -1.0% and Greater than -1.5%	6	0.44

	1,364	100.00%

iShares MSCI Global Energy Producers ETF

Period Covered: January 31, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.07%
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	9	0.66
Greater than 1.5% and Less than 2.0%	20	1.47
Greater than 1.0% and Less than 1.5%	68	4.99
Greater than 0.5% and Less than 1.0%	215	15.76
Greater than 0.0% and Less than 0.5%	416	30.50
At NAV	21	1.54
Less than 0.0% and Greater than -0.5%	517	37.90
Less than -0.5% and Greater than -1.0%	84	6.16
Less than -1.0% and Greater than -1.5%	9	0.66
Less than -1.5% and Greater than -2.0%	1	0.07

	1,364	100.00%

SUPPLEMENTAL INFORMATION	67

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Gold Miners ETF

Period Covered: January 31, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	2	0.15
Greater than 3.0% and Less than 3.5%	2	0.15
Greater than 2.5% and Less than 3.0%	4	0.29
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	12	0.88
Greater than 1.0% and Less than 1.5%	43	3.15
Greater than 0.5% and Less than 1.0%	261	19.13
Greater than 0.0% and Less than 0.5%	602	44.13
At NAV	12	0.88
Less than 0.0% and Greater than -0.5%	322	23.61
Less than -0.5% and Greater than -1.0%	68	4.99
Less than -1.0% and Greater than -1.5%	21	1.54
Less than -1.5% and Greater than -2.0%	3	0.22
Less than -2.0% and Greater than -2.5%	5	0.37
Less than -2.5% and Greater than -3.0%	1	0.07
Less than -3.0%	2	0.15

	1,364	100.00%

iShares MSCI Global Metals & Mining Producers ETF

Period Covered: January 31, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.22%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	7	0.51
Greater than 2.0% and Less than 2.5%	13	0.95
Greater than 1.5% and Less than 2.0%	58	4.25
Greater than 1.0% and Less than 1.5%	207	15.18
Greater than 0.5% and Less than 1.0%	339	24.85
Greater than 0.0% and Less than 0.5%	369	27.06
At NAV	11	0.81
Less than 0.0% and Greater than -0.5%	238	17.45
Less than -0.5% and Greater than -1.0%	81	5.94
Less than -1.0% and Greater than -1.5%	26	1.91
Less than -1.5% and Greater than -2.0%	5	0.37
Less than -2.0%	4	0.29

	1,364	100.00%

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

iShares MSCI Global Silver Miners ETF

Period Covered: January 31, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.07%
Greater than 3.0% and Less than 3.5%	2	0.15
Greater than 2.5% and Less than 3.0%	6	0.44
Greater than 2.0% and Less than 2.5%	14	1.03
Greater than 1.5% and Less than 2.0%	33	2.42
Greater than 1.0% and Less than 1.5%	101	7.40
Greater than 0.5% and Less than 1.0%	291	21.33
Greater than 0.0% and Less than 0.5%	451	33.06
At NAV	10	0.73
Less than 0.0% and Greater than –0.5%	280	20.53
Less than –0.5% and Greater than –1.0%	95	6.96
Less than –1.0% and Greater than –1.5%	41	3.01
Less than –1.5% and Greater than –2.0%	29	2.13
Less than –2.0% and Greater than –2.5%	8	0.59
Less than –2.5% and Greater than –3.0%	2	0.15

	1,364	100.00%

SUPPLEMENTAL INFORMATION	69

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares Trust (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	71

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	73

Notes:

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-812-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares, Inc.

➢	iShares Edge MSCI Multifactor Emerging Markets ETF | EMGF | BATS
➢	iShares MSCI EM ESG Optimized ETF | ESGE | NASDAQ
➢	iShares MSCI Emerging Markets ex China ETF | EMXC | NASDAQ

Management’s Discussion of Fund Performance

iSHARES®, INC.

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.80%	26.07%	27.74%	25.80%	26.07%	27.74%
Since Inception	21.33%	21.54%	22.51%	39.84%	40.26%	42.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/8/15. The first day of secondary market trading was 12/10/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,180.40	$2.20	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

The iShares Edge MSCI Multifactor Emerging Markets ETF (the “Fund”) seeks to track the investment results of an index composed of stocks of large- and mid-capitalization companies in emerging markets that have favorable exposure to target style factors subject to constraints, as represented by the MSCI Emerging Markets Diversified Multiple-Factor Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 25.80%, net of fees, while the total return for the Index was 27.74%.

Stocks in China, which represented about 47% of the Index on average, contributed the most to the Index’s return for the reporting period. As a major global exporter, China capitalized on strengthening economic growth in many regions of the world.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

Chinese stocks also benefited from government stimulus efforts focused primarily on infrastructure and real estate expansion, which drove property prices higher and supported a surge in industrial output.

Stocks in South Korea and India were also meaningful contributors to the Index’s return for the reporting period. South Korea’s equity market reached an all-time high during the reporting period, benefiting from strong growth in technology-related companies. The stock market in India also reached all-time highs, amid government-driven economic reforms that are expected to stimulate economic activity. In contrast, stocks in Mexico, Qatar, and Pakistan detracted from the Index’s return for the reporting period.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period. The consumer discretionary and financials sectors also contributed meaningfully to the Index’s return, as did the materials and energy sectors. The utilities sector detracted fractionally from the Index’s performance for the reporting period.

Currency fluctuations had a positive impact on the Index’s return for the reporting period, particularly an approximately 5% gain in the Taiwanese new dollar and about a 4% gain in the Indian rupee relative to the U.S. dollar.

For the reporting period, the Index outperformed the broader market, as represented by the MSCI Emerging Markets Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, momentum was the most significant contributor to the Index’s performance relative to the performance of the broader market for the reporting period. Value and quality were also contributors, while size detracted modestly from the Index’s relative return.

In addition to the net contribution from the target style factors, country allocation generated mixed performance, while industry allocation detracted from the Index’s performance relative to that of the broader market for the reporting period. From a country standpoint, an underweight allocation in the Index to Indian stocks and an overweight allocation to Chinese stocks benefited the Index’s relative performance for the reporting period, while overweight allocations in the Index to Russian and Brazilian stock detracted. On a sector basis, underweight allocations in the Index to banks and the software and services industry detracted from the Index’s relative performance for the reporting period, while an underweight allocation in the Index to the telecommunication services sector benefited relative performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	22.31%
Financials	16.24
Consumer Discretionary	12.45
Materials	7.78
Real Estate	7.64
Investment Companies	7.51
Industrials	5.80
Energy	5.15
Health Care	5.02
Consumer Staples	4.68
Utilities	3.13
Telecommunication Services	2.29

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

China	36.38%
South Korea	17.80
Taiwan	10.21
India	7.50
Russia	6.28
Brazil	6.05
South Africa	4.16
Indonesia	2.61
United Arab Emirates	1.93
Turkey	1.03

TOTAL	93.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI EM ESG OPTIMIZED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.75%	24.43%	25.48%	23.75%	24.43%	25.48%
Since Inception	32.01%	32.63%	34.33%	38.71%	39.47%	41.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,177.80	$2.25	$1,000.00	$1,023.10	$2.09	0.41%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

The iShares MSCI EM ESG Optimized ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities that have positive environmental, social and governance characteristics, as represented by the MSCI Emerging Markets ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 23.75%, net of fees, while the total return for the Index was 25.48%.

The robust performance of emerging markets stocks with positive environmental, social, and governance (“ESG”) characteristics were led by stocks in several Asian countries, including China, South Korea, and Taiwan. Many emerging economies in Asia have begun to focus on greater transparency regarding ESG disclosure as ESG investing expands in the region. China is increasingly addressing environmental protection issues in the country and has become a leader in “green bonds,” which are debt instruments issued to help finance sustainable development projects. In Taiwan, many of the largest public companies have led the way in greater ESG data reporting, while South Korea has set ambitious goals to increase renewable energy generation.

An improving global economic environment was also beneficial for ESG stocks in these three countries. As a major global exporter, China benefited from strengthening economic growth in many regions of the world. South Korea and Taiwan were beneficiaries of strong growth in technology-related companies. South Korea’s equity market reached an all-time high during the reporting period, benefiting from a surge in semiconductor exports. Taiwan’s technology-heavy stock market rose to its highest level in 27 years, led by component suppliers that benefited from robust smartphone production.

In contrast, ESG stocks in Qatar detracted from the Index’s return for the reporting period amid the country’s growing diplomatic crisis with Saudi Arabia and other neighboring countries in the Middle East.

From a sector perspective, the information technology sector contributed the most to the Index’s return for the reporting period, benefiting from growing demand for a range of technological devices. The financials and consumer discretionary sectors also contributed meaningfully to the Index’s return for the reporting period, as did the energy and materials sectors.

Currency fluctuations had a positive impact on the Index’s return for the reporting period, particularly an approximately 5% gain in the Taiwanese new dollar and about a 4% gain in the Indian rupee relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	28.14%
Financials	27.10
Consumer Discretionary	10.24
Energy	7.13
Materials	5.79
Consumer Staples	5.45
Telecommunication Services	5.18
Industrials	5.15
Utilities	2.87
Health Care	1.75
Real Estate	1.20

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

China	27.87%
South Korea	14.53
Taiwan	11.50
India	8.30
South Africa	7.68
Brazil	7.60
Mexico	3.26
Russia	3.17
Thailand	3.03
Malaysia	2.92

TOTAL	89.86%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

Performance as of August 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.83%	2.63%	1.93%

The inception date of the Fund was 7/18/17. The first day of secondary market trading was 7/20/17.

For the fiscal period ended 8/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value [a] (7/18/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,018.30	$0.50	$1,000.00	$1,023.10	$2.09	0.41%

[a]	The beginning of the period (commencement of operations) is July 18, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (44 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

The iShares MSCI Emerging Markets ex China ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities, excluding China, as represented by the MSCI Emerging Markets ex China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from July 18, 2017 (inception date of the Fund) through August 31, 2017, the total return for the Fund was 1.83%, net of fees, while the total return for the Index was 1.93%.

The modest advance in the Index for the reporting period reflected improving global economic growth and increased geopolitical tensions. On the economic front, strengthening growth in Europe and a recovery in the Chinese economy contributed to a better economic environment for many emerging markets. Exports are a key component of many emerging economies, so stronger economic growth in developed countries and large emerging markets such as China typically lead to increased demand for exports.

Many of the leading contributors to the Index’s return for the reporting period benefited from stronger export growth, including stocks in Brazil, South Africa, and Russia. Brazil and Russia both emerged from recession in 2017, driven in large part by increased exports, while South Africa’s economy continued to rebound as the end of a drought in the country led to a recovery in agricultural production.

However, positive performance in the Index for the reporting period was impacted by geopolitical conflicts around the globe. Stocks in South Korea, which detracted the most from the Index’s return for the reporting period, declined amid rising tensions between the U.S. and neighboring North Korea. Stocks in Qatar, another notable detractor from the Index for the reporting period, declined amid the country’s growing diplomatic crisis with Saudi Arabia and other countries in the Middle East.

From a sector perspective, the financials sector contributed the most to the Index’s return for the reporting period, led by strong performance from the banking industry. The materials and energy sectors also contributed meaningfully to the Index’s performance, benefiting from stronger commodities prices during the reporting period. In contrast, the information technology sector detracted the most from the Index’s return for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	20.59%
Information Technology	19.96
Investment Companies	13.05
Consumer Discretionary	9.02
Materials	8.73
Consumer Staples	7.42
Energy	5.87
Industrials	4.89
Telecommunication Services	4.65
Utilities	2.34
Real Estate	1.89
Health Care	1.59

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

South Korea	20.66%
Taiwan	16.78
India	12.18
Brazil	10.17
South Africa	9.56
Mexico	5.08
Russia	4.60
Indonesia	3.24
Malaysia	3.17
Thailand	3.04

TOTAL	88.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 (or commencement of operations, as applicable) and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 86.87%

BRAZIL — 3.13%
BB Seguridade Participacoes SA	21,600	$190,295
Centrais Eletricas Brasileiras SAa	38,600	216,159
Cia. de Saneamento Basico do Estado de Sao Paulo	46,800	478,196
EDP – Energias do Brasil SA	43,200	209,242
M. Dias Branco SA	14,800	230,952
Odontoprev SA	34,600	162,968
Porto Seguro SA	19,900	219,779
Qualicorp SA	34,200	378,798
Sul America SA	36,178	206,735
Transmissora Alianca de Energia Eletrica SA Units	41,500	296,763

		2,589,887
CHINA — 36.30%
AAC Technologies Holdings Inc.[b]	114,000	2,078,567
Alibaba Group Holding Ltd. ADR[a]	5,579	958,137
ANTA Sports Products Ltd.	149,000	586,371
China Communications Services Corp. Ltd. Class H	576,000	312,049
China Conch Venture Holdings Ltd.	171,000	311,130
China Construction Bank Corp. Class H	1,404,000	1,230,627
China Everbright Ltd.	144,000	328,977
China Medical System Holdings Ltd.	148,000	272,307
China Resources Land Ltd.	434,000	1,355,825
China State Construction International Holdings Ltd.	92,000	133,302
Chongqing Changan Automobile Co. Ltd. Class B	195,600	255,920
Chongqing Rural Commercial Bank Co. Ltd. Class H	576,000	401,101
COSCO SHIPPING Ports Ltd.	262,000	309,655
Country Garden Holdings Co. Ltd.[b]	954,000	1,267,701
CSPC Pharmaceutical Group Ltd.	720,000	1,124,188
Dongfeng Motor Group Co. Ltd. Class H	360,000	467,338
Fuyao Glass Industry Group Co. Ltd. Class Hc	52,400	167,046
Geely Automobile Holdings Ltd.	810,000	1,991,248
Guangzhou Automobile Group Co. Ltd. Class H	396,000	781,228
Haitian International Holdings Ltd.	144,000	432,380

Security	Shares	Value
Jiangsu Expressway Co. Ltd. Class H	126,000	$193,191
Longfor Properties Co. Ltd.	288,000	691,808
NetEase Inc. ADR	6,300	1,737,792
New Oriental Education & Technology Group Inc. ADR	23,076	1,886,463
Nine Dragons Paper (Holdings) Ltd.	342,000	570,696
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	184,000	146,938
Shanghai Industrial Holdings Ltd.	46,000	139,885
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	72,800	179,152
Sihuan Pharmaceutical Holdings Group Ltd.	864,000	332,289
Sino Biopharmaceutical Ltd.	745,000	653,955
Sino-Ocean Group Holding Ltd.	654,000	451,239
Sinopec Engineering Group Co. Ltd. Class H	279,000	251,677
Sunac China Holdings Ltd.	360,000	1,080,950
Sunny Optical Technology Group Co. Ltd.	114,000	1,634,304
TAL Education Group Class A ADR	49,896	1,518,335
Tencent Holdings Ltd.	46,800	1,967,329
TravelSky Technology Ltd. Class H	114,000	311,712
Yum China Holdings Inc.[a]	44,424	1,570,833

		30,083,645
CZECH REPUBLIC — 0.67%
Moneta Money Bank ASc	112,518	393,863
O2 Czech Republic AS	13,140	164,485

		558,348
EGYPT — 0.37%
Commercial International Bank Egypt SAE	63,909	304,889

		304,889
HUNGARY — 0.91%
MOL Hungarian Oil & Gas PLC	2,990	277,116
Richter Gedeon Nyrt	18,198	473,199

		750,315
INDONESIA — 2.60%
Adaro Energy Tbk PT	3,283,200	449,096
Bank Danamon Indonesia Tbk PT	838,800	342,637
Bank Negara Indonesia Persero Tbk PT	986,400	543,400
United Tractors Tbk PT	325,800	739,900

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Waskita Karya Persero Tbk PT	489,600	$81,465

		2,156,498
MALAYSIA — 0.91%
AirAsia Bhd	394,200	306,461
Alliance Financial Group Bhd	282,600	254,112
PPB Group Bhd	48,600	189,825

		750,398
MEXICO — 1.02%
Gentera SAB de CV	189,300	291,341
Grupo Aeroportuario del Pacifico SAB de CV Series B	50,400	557,680

		849,021
PAKISTAN — 0.13%
Lucky Cement Ltd.	18,200	103,283

		103,283
POLAND — 0.79%
Jastrzebska Spolka Weglowa SAa	14,580	424,335
Tauron Polska Energia SAa	213,125	233,797

		658,132
QATAR — 0.72%
Qatar Electricity & Water Co. QSC	3,854	196,868
Qatar Insurance Co. SAQ	22,014	399,018

		595,886
RUSSIA — 5.74%
Alrosa PJSC	451,900	628,341
Inter RAO UES PJSC	5,886,000	392,130
Lukoil PJSC	597	30,120
Mobile TeleSystems PJSC ADR	78,357	782,786
Novolipetsk Steel PJSC	252,360	597,495
PhosAgro PJSC GDR[d]	15,501	215,464
RusHydro PJSC	19,804,000	281,877
Surgutneftegas OJSC	1,118,100	517,223
Tatneft PJSC Class S	198,900	1,315,155

		4,760,591
SOUTH AFRICA — 4.15%
Bidvest Group Ltd. (The)	59,400	783,545
Capitec Bank Holdings Ltd.	4,788	331,725
Coronation Fund Managers Ltd.	52,932	286,499
Exxaro Resources Ltd.	49,284	496,234
Liberty Holdings Ltd.	32,436	258,540
Mondi Ltd.	20,448	558,054
Netcare Ltd.	91,602	169,919
Pick n Pay Stores Ltd.	33,858	166,665
SPAR Group Ltd. (The)	26,892	349,767

Security	Shares	Value
Tiger Brands Ltd.	1,325	$41,083

		3,442,031
SOUTH KOREA — 15.77%
BGF retail Co. Ltd.	4,464	361,047
BNK Financial Group Inc.	42,048	367,678
DGB Financial Group Inc.	27,270	266,025
Dongbu Insurance Co. Ltd.	8,028	535,390
E-MART Inc.	3,402	675,814
GS Retail Co. Ltd.	5,688	203,539
Hana Financial Group Inc.	45,486	1,976,600
Hanwha Chemical Corp.	15,912	498,837
Hanwha Life Insurance Co. Ltd.	25,500	165,537
Hyosung Corp.	4,086	574,345
Hyundai Department Store Co. Ltd.	2,456	210,402
Hyundai Engineering & Construction Co. Ltd.	15,372	554,161
Hyundai Marine & Fire Insurance Co. Ltd.	10,080	412,997
Hyundai Steel Co.	14,004	716,593
KT&G Corp.	13,194	1,339,760
Kumho Petrochemical Co. Ltd.	2,496	174,428
LG Display Co. Ltd.	16,399	453,023
Lotte Chemical Corp.	2,862	1,013,985
Samsung Electronics Co. Ltd.	813	1,669,837
SK Telecom Co. Ltd.	2,837	637,797
Yuhan Corp.	1,296	259,752

		13,067,547
TAIWAN — 10.19%
Chicony Electronics Co. Ltd.	114,621	287,891
China Life Insurance Co. Ltd./Taiwan	614,000	677,498
Feng TAY Enterprise Co. Ltd.	29,880	141,583
Foxconn Technology Co. Ltd.	114,720	364,166
Highwealth Construction Corp.	165,000	262,434
Innolux Corp.	1,350,000	657,576
Inventec Corp.	461,000	365,849
Lite-On Technology Corp.	288,718	427,160
Micro-Star International Co. Ltd.	144,000	327,804
Nien Made Enterprise Co. Ltd.	30,000	322,575
Novatek Microelectronics Corp.	114,000	443,852
Phison Electronics Corp.	12,000	161,834
Powertech Technology Inc.	131,000	397,614
Realtek Semiconductor Corp.	108,000	418,702
Ruentex Development Co. Ltd.[a]	34,800	34,075
Ruentex Industries Ltd.	162,000	260,615

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2017

Security	Shares	Value
Shin Kong Financial Holding Co. Ltd.	918,000	$266,770
Taiwan Business Bank	999,504	276,214
Taiwan Semiconductor Manufacturing Co. Ltd.	165,000	1,183,687
Teco Electric and Machinery Co. Ltd.	216,000	201,836
Transcend Information Inc.	46,000	137,182
Vanguard International Semiconductor Corp.	29,000	52,371
Wistron Corp.	389,906	368,214
WPG Holdings Ltd.	313,000	407,598

		8,445,100
THAILAND — 0.52%
KCE Electronics PCL NVDR	61,400	161,798
Robinson PCL NVDR	77,900	134,897
Thai Union Group PCL NVDR	222,300	132,556

		429,251
TURKEY — 1.03%
Aselsan Elektronik Sanayi ve TAS	33,840	264,639
Turkiye Halk Bankasi AS	72,126	309,599
Turkiye Sise ve Cam Fabrikalari AS	215,219	276,773

		851,011
UNITED ARAB EMIRATES — 1.92%
Aldar Properties PJSC	370,530	233,025
DAMAC Properties Dubai Co. PJSC	433,260	476,538
Dubai Islamic Bank PJSC	250,259	414,929
Emaar Properties PJSC	202,338	468,235

		1,592,727
TOTAL COMMON STOCKS
(Cost: $61,406,242)		71,988,560

PREFERRED STOCKS — 5.43%

BRAZIL — 2.92%
Braskem SA Class A, Preference Shares	29,900	362,151
Cia. Paranaense de Energia Class B, Preference Shares	30,600	279,504
Itausa-Investimentos Itau SA, Preference Shares	547,280	1,774,144

		2,415,799
RUSSIA — 0.52%
Surgutneftegas OJSC, Preference Shares	880,200	434,530

		434,530

Security	Shares	Value
SOUTH KOREA — 1.99%
LG Household & Health Care Ltd., Preference Shares	330	$175,594
Samsung Electronics Co. Ltd., Preference Shares	883	1,476,104

		1,651,698
TOTAL PREFERRED STOCKS
(Cost: $3,789,711)		4,502,027

INVESTMENT COMPANIES — 7.49%

INDIA — 7.49%
iShares MSCI India ETF[e]	181,962	6,206,724

		6,206,724

TOTAL INVESTMENT COMPANIES
(Cost: $5,506,383)		6,206,724

SHORT-TERM INVESTMENTS — 3.07%

MONEY MARKET FUNDS — 3.07%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	2,360,187	2,360,895
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	184,901	184,901

		2,545,796

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,545,796)		2,545,796

TOTAL INVESTMENTS IN SECURITIES — 102.86%
(Cost: $73,248,132)[h]		85,243,107
Other Assets, Less Liabilities — (2.86)%		(2,370,192)

NET ASSETS — 100.00%		$82,872,915

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $73,503,920. Net unrealized appreciation was $11,739,187, of which $12,639,388 represented gross unrealized appreciation on investments and $900,201 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR EMERGING MARKETS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)3 of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	160,740	2,199,447	[b]	—	2,360,187	$2,360,895	$64	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	184,901	[b]	—	184,901	184,901	2	—	447
iShares MSCI India ETF	46,118	135,844		—	181,962	6,206,724	—	616,602	21,588

						$8,752,520	$66	$616,602	$22,035

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$71,988,560	$—	$—	$71,988,560
Preferred stocks	4,502,027	—	—	4,502,027
Investment companies	6,206,724	—	—	6,206,724
Money market funds	2,545,796	—	—	2,545,796

Total	$85,243,107	$—	$—	$85,243,107

See notes to financial statements.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 95.20%

BRAZIL — 4.21%
Ambev SA	64,800	$409,010
B3 SA – Brasil Bolsa Balcao	64,400	452,741
Banco Bradesco SA	12,520	128,326
Banco do Brasil SA	22,400	218,557
Banco Santander Brasil SA Units	25,200	224,573
Cielo SA	12,600	89,821
Cosan SA Industria e Comercio	18,000	220,763
CPFL Energia SA	36,400	313,393
Duratex SA	33,600	91,837
EDP – Energias do Brasil SA	73,600	356,486
Engie Brasil Energia SA	11,200	128,500
Localiza Rent A Car SA	25,910	490,375
Lojas Renner SA	8,610	83,734
Natura Cosmeticos SA	31,200	292,520
Ultrapar Participacoes SA	4,400	102,713
WEG SA	73,100	475,338

		4,078,687
CHILE — 1.36%
Aguas Andinas SA Series A	123,760	79,045
Banco de Credito e Inversiones	4,939	320,292
Banco Santander Chile	4,877,069	356,599
Cia. Cervecerias Unidas SA	9,017	122,920
Empresas COPEC SA	34,559	441,160

		1,320,016
CHINA — 27.78%
58.com Inc. ADR[a]	1,877	117,556
AAC Technologies Holdings Inc.	22,000	401,127
Agricultural Bank of China Ltd. Class H	409,000	192,312
Air China Ltd. Class H	144,000	128,058
Alibaba Group Holding Ltd. ADR[a,b]	19,657	3,375,893
Alibaba Health Information Technology Ltd.[a,b]	196,000	91,408
Alibaba Pictures Group Ltd.[a]	1,120,000	196,053
Aluminum Corp. of China Ltd. Class Ha	224,000	165,715
ANTA Sports Products Ltd.	17,000	66,901
Baidu Inc. ADR[a]	5,074	1,157,126
Bank of China Ltd. Class H	993,000	522,735
Bank of Communications Co. Ltd. Class H	290,000	221,582
Beijing Enterprises Holdings Ltd.	22,000	122,840

Security	Shares	Value
Beijing Enterprises Water Group Ltd.	196,000	$166,538
Brilliance China Automotive Holdings Ltd.	142,000	367,408
Byd Co. Ltd. Class H	77,000	458,471
China CITIC Bank Corp. Ltd. Class H	420,000	277,444
China Conch Venture Holdings Ltd.	63,000	114,627
China Construction Bank Corp. Class H	1,400,000	1,227,121
China Everbright Bank Co. Ltd. Class H	728,000	349,747
China Everbright International Ltd.	252,000	332,933
China Everbright Ltd.	88,000	201,041
China Galaxy Securities Co. Ltd. Class H	224,000	202,922
China Life Insurance Co. Ltd. Class H	98,000	314,293
China Longyuan Power Group Corp. Ltd.	364,000	272,542
China Medical System Holdings Ltd.	126,000	231,829
China Merchants Bank Co. Ltd. Class H	157,000	591,775
China Minsheng Banking Corp. Ltd. Class H	336,000	335,294
China Mobile Ltd.	62,000	657,514
China Oilfield Services Ltd. Class H	34,000	27,890
China Overseas Land & Investment Ltd.	34,000	118,815
China Pacific Insurance Group Co. Ltd. Class H	98,600	464,248
China Shenhua Energy Co. Ltd. Class H	129,500	333,411
China Southern Airlines Co. Ltd. Class H	142,000	110,857
China Vanke Co. Ltd. Class H	78,400	234,906
Chongqing Changan Automobile Co. Ltd. Class B	72,326	94,630
CRRC Corp. Ltd. Class H	211,000	190,337
CSPC Pharmaceutical Group Ltd.	144,000	224,838
Ctrip.com International Ltd. ADR[a,b]	4,095	210,688
Dongfeng Motor Group Co. Ltd. Class H	88,000	114,238
Fosun International Ltd.	49,000	85,022
GCL-Poly Energy Holdings Ltd.[a,b]	840,000	94,449
Geely Automobile Holdings Ltd.	289,000	710,457

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Guangzhou Automobile Group Co. Ltd. Class H	224,000	$441,907
Haier Electronics Group Co. Ltd.	44,000	116,937
Huaneng Renewables Corp. Ltd. Class H	728,000	223,243
Industrial & Commercial Bank of China Ltd. Class H	735,000	550,326
JD.com Inc. ADR[a]	12,936	542,148
Lenovo Group Ltd.	560,000	306,244
Momo Inc. ADR[a]	1,792	69,046
NetEase Inc. ADR	952	262,600
New Oriental Education & Technology Group Inc. ADR	2,128	173,964
People’s Insurance Co. Group of China Ltd. (The) Class H	655,000	308,818
Ping An Insurance Group Co. of China Ltd. Class H	157,000	1,246,740
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	68,000	54,303
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	90,000	338,084
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	110,400	271,682
Shenzhou International Group Holdings Ltd.	17,000	136,192
Sino-Ocean Group Holding Ltd.	260,000	179,392
Sinopharm Group Co. Ltd. Class H	67,200	303,525
Sun Art Retail Group Ltd.	157,000	144,634
Tencent Holdings Ltd.	120,400	5,061,247
Weibo Corp. ADR[a,b]	1,484	150,032
Zhejiang Expressway Co. Ltd. Class H	112,000	140,099

		26,896,754
COLOMBIA — 0.65%
Cementos Argos SA	155,696	632,344

		632,344
CZECH REPUBLIC — 0.46%
Komercni Banka AS	9,996	439,770

		439,770
EGYPT — 0.11%
Global Telecom Holding SAE[a]	254,828	101,585

		101,585
GREECE — 0.20%
Hellenic Telecommunications Organization SA	8,481	107,889
OPAP SA	7,616	85,023

		192,912

Security	Shares	Value
HUNGARY — 0.86%
MOL Hungarian Oil & Gas PLC	9,026	$836,538

		836,538
INDIA — 8.27%
Axis Bank Ltd. GDR[c]	26,916	1,037,612
ICICI Bank Ltd. ADR	129,866	1,216,844
Infosys Ltd. ADR	116,816	1,752,240
Mahindra & Mahindra Ltd. GDR	50,456	1,052,008
Reliance Industries Ltd. GDR[d]	31,640	1,564,598
Wipro Ltd. ADR	232,960	1,383,782

		8,007,084
INDONESIA — 2.24%
Astra International Tbk PT	412,200	243,298
Bank Central Asia Tbk PT	174,200	247,421
Bank Mandiri Persero Tbk PT	414,900	407,374
Bank Negara Indonesia Persero Tbk PT	212,800	117,230
Bank Rakyat Indonesia Persero Tbk PT	264,000	299,281
Perusahaan Gas Negara Persero Tbk PT	529,200	84,088
Telekomunikasi Indonesia Persero Tbk PT	375,400	131,961
Unilever Indonesia Tbk PT	60,100	227,706
United Tractors Tbk PT	132,000	299,775
XL Axiata Tbk PTa	409,500	110,493

		2,168,627
MALAYSIA — 2.91%
Astro Malaysia Holdings Bhd	540,400	339,134
Axiata Group Bhd	190,400	219,804
CIMB Group Holdings Bhd	123,900	205,412
DiGi.Com Bhd[b]	219,100	248,318
Maxis Bhd	110,400	149,423
Petronas Dagangan Bhd	25,200	143,983
Public Bank Bhd	159,600	769,877
Sime Darby Bhd	255,900	539,305
Telekom Malaysia Bhd	132,000	198,750

		2,814,006
MEXICO — 3.25%
Arca Continental SAB de CV	42,200	309,703
Cemex SAB de CV CPO[a]	232,640	218,115
Coca-Cola Femsa SAB de CV Series L	84,700	696,362
Fomento Economico Mexicano SAB de CV	31,000	311,222

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Gentera SAB de CV	216,400	$333,049
Grupo Financiero Banorte SAB de CV Series O	76,300	521,945
Grupo Financiero Santander Mexico SAB de CV Series B	129,300	267,193
Industrias Penoles SAB de CV	6,300	164,203
Infraestructura Energetica Nova SAB de CV	14,000	76,313
Kimberly-Clark de Mexico SAB de CV Series A	126,600	249,325

		3,147,430
PHILIPPINES — 0.73%
Aboitiz Equity Ventures Inc.	50,200	73,039
Energy Development Corp.	1,492,400	197,742
SM Prime Holdings Inc.	663,700	433,214

		703,995
POLAND — 1.08%
Bank Millennium SAa	29,853	62,239
Bank Zachodni WBK SA	1,347	139,322
KGHM Polska Miedz SA	13,137	463,585
mBank SAa	655	80,285
Polski Koncern Naftowy ORLEN SA	9,115	300,738

		1,046,169
QATAR — 0.48%
Commercial Bank PQSC (The)[a]	23,979	196,310
Ooredoo QSC	11,212	269,704

		466,014
RUSSIA — 3.16%
Alrosa PJSC	106,400	147,943
Gazprom PJSC	101,210	205,156
Gazprom PJSC ADR	46,606	185,958
Inter RAO UES PJSC	4,060,000	270,480
Lukoil PJSC	1,521	76,737
Lukoil PJSC ADR	4,598	231,049
Magnit PJSC GDR[c]	2,940	122,863
Novatek PJSC GDR[c]	2,999	316,994
Novolipetsk Steel PJSC	56,896	134,709
Rosneft Oil Co. PJSC	2,040	10,735
RusHydro PJSC	11,060,000	157,421
Sberbank of Russia PJSC	73,710	233,397
Sberbank of Russia PJSC ADR	55,371	755,814
Tatneft PJSC Class S	32,270	213,374

		3,062,630

Security	Shares	Value
SOUTH AFRICA — 7.66%
Barclays Africa Group Ltd.	23,942	$273,323
Coronation Fund Managers Ltd.	38,808	210,051
Exxaro Resources Ltd.	12,555	126,415
FirstRand Ltd.	75,516	322,632
Foschini Group Ltd. (The)	4,508	53,160
Gold Fields Ltd.	47,103	210,192
Imperial Holdings Ltd.	14,560	233,699
Investec Ltd.	90,754	691,748
Massmart Holdings Ltd.	8,344	78,102
Mondi Ltd.	10,732	292,891
Mr. Price Group Ltd.	11,900	165,945
MTN Group Ltd.	20,593	204,750
Naspers Ltd. Class N	7,984	1,806,556
Nedbank Group Ltd.	5,280	89,318
NEPI Rockcastle PLC[a]	13,243	192,060
Netcare Ltd.	92,484	171,555
RMB Holdings Ltd.	16,049	82,051
Sanlam Ltd.	58,889	325,311
Sasol Ltd.	9,753	294,057
SPAR Group Ltd. (The)	287	3,733
Standard Bank Group Ltd.	39,822	512,975
Vodacom Group Ltd.	62,952	879,512
Woolworths Holdings Ltd./South Africa	42,644	194,691

		7,414,727
SOUTH KOREA — 13.67%
AmorePacific Corp.	925	236,254
AmorePacific Group	1,607	190,970
BNK Financial Group Inc.	17,612	154,003
CJ CheilJedang Corp.	449	144,344
DGB Financial Group Inc.	25,093	244,788
Doosan Heavy Industries & Construction Co. Ltd.	5,124	81,795
GS Engineering & Construction Corp.[a]	2,072	52,370
GS Holdings Corp.	5,837	365,460
Hana Financial Group Inc.	5,862	254,734
Hankook Tire Co. Ltd.	4,773	249,740
Hanwha Chemical Corp.	4,037	126,559
Hyosung Corp.	996	140,002
Hyundai Heavy Industries Co. Ltd.[a]	784	103,249
Hyundai Marine & Fire Insurance Co. Ltd.	3,640	149,138
Hyundai Motor Co.	206	25,668
Kangwon Land Inc.	8,232	251,866
KB Financial Group Inc.	6,020	295,768

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
LG Chem Ltd.	1,820	$611,724
LG Corp.	5,656	421,341
LG Display Co. Ltd.	13,496	372,828
LG Electronics Inc.	4,984	360,231
LG Household & Health Care Ltd.	343	292,018
LG Innotek Co. Ltd.	1,906	311,863
NAVER Corp.	420	281,217
NCsoft Corp.	308	105,025
POSCO	2,016	614,133
S-Oil Corp.	3,057	340,239
Samsung C&T Corp.	969	110,856
Samsung Card Co. Ltd.	4,490	147,729
Samsung Electro-Mechanics Co. Ltd.	2,272	203,505
Samsung Electronics Co. Ltd.	1,889	3,879,854
Samsung Fire & Marine Insurance Co. Ltd.	1,104	270,713
Samsung SDI Co. Ltd.	1,517	264,358
Samsung SDS Co. Ltd.	601	89,276
Shinhan Financial Group Co. Ltd.	18,032	831,557
SK Hynix Inc.	7,349	447,092
SK Telecom Co. Ltd.	925	207,953

		13,230,220
TAIWAN — 11.46%
Acer Inc.	577,000	290,613
Advanced Semiconductor Engineering Inc.	260,372	314,044
AU Optronics Corp.	206,000	84,642
Cathay Financial Holding Co. Ltd.	140,000	228,470
Chailease Holding Co. Ltd.	98,000	266,927
China Steel Corp.	532,000	445,992
Chunghwa Telecom Co. Ltd.	287,000	998,542
Delta Electronics Inc.	44,000	241,294
EVA Airways Corp.	231,441	120,402
Far Eastern New Century Corp.	420,000	336,095
Fubon Financial Holding Co. Ltd.	448,000	719,971
Hiwin Technologies Corp.	17,380	154,053
Hotai Motor Co. Ltd.	17,000	200,255
Innolux Corp.	206,000	100,341
Inventec Corp.	206,000	163,481
Lite-On Technology Corp.	180,039	266,369
MediaTek Inc.	17,000	152,374
Micro-Star International Co. Ltd.	38,000	86,504
President Chain Store Corp.	72,000	602,406
Siliconware Precision Industries Co. Ltd.	125,000	197,985

Security	Shares	Value
Taiwan Business Bank	759,400	$209,861
Taiwan Mobile Co. Ltd.	125,000	447,331
Taiwan Semiconductor Manufacturing Co. Ltd.	588,000	4,218,231
Wistron Corp.	266,529	251,701

		11,097,884
THAILAND — 3.02%
BTS Group Holdings PCL NVDR	2,161,600	563,103
Kasikornbank PCL NVDR	78,400	474,579
Minor International PCL NVDR	392,300	469,626
PTT Exploration & Production PCL NVDR	60,100	158,372
PTT PCL NVDR	31,400	377,311
Siam Cement PCL (The) Foreign	4,400	66,255
Siam Cement PCL (The) NVDR	39,200	590,272
Siam Commercial Bank PCL (The) NVDR	49,300	223,450

		2,922,968
TURKEY — 1.04%
Anadolu Efes Biracilik ve Malt Sanayii AS	17,052	104,706
Arcelik AS	63,318	440,148
Coca-Cola Icecek AS	11,487	133,550
KOC Holding AS	42,840	223,844
Ulker Biskuvi Sanayi AS	17,276	103,279

		1,005,527
UNITED ARAB EMIRATES — 0.60%
Abu Dhabi Commercial Bank PJSC	146,496	291,150
First Abu Dhabi Bank PJSC	101,040	286,084

		577,234

TOTAL COMMON STOCKS
(Cost: $80,611,028)		92,163,121

PREFERRED STOCKS — 4.49%

BRAZIL — 3.37%
Banco Bradesco SA, Preference Shares	75,650	807,363
Cia. Brasileira de Distribuicao, Preference Shares	15,100	345,484
Cia. Energetica de Minas Gerais, Preference Shares	81,200	216,262
Cia. Paranaense de Energia Class B, Preference Shares	25,200	230,179
Itau Unibanco Holding SA, Preference Shares	96,840	1,241,874

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Itausa-Investimentos Itau SA, Preference Shares	107,772	$349,370
Telefonica Brasil SA, Preference Shares	4,400	68,298

		3,258,830
CHILE — 0.14%
Embotelladora Andina SA Class B, Preference Shares	29,937	141,067

		141,067
COLOMBIA — 0.16%
Bancolombia SA, Preference Shares	13,755	156,944

		156,944
SOUTH KOREA — 0.82%
LG Chem Ltd., Preference Shares	763	177,961
Samsung Electronics Co. Ltd., Preference Shares	368	615,183

		793,144

TOTAL PREFERRED STOCKS
(Cost: $3,646,820)		4,349,985

RIGHTS — 0.00%

CHINA — 0.00%
Fosun International Ltd. (Expires 09/07/17)[a]	31	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 4.24%

MONEY MARKET FUNDS — 4.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	3,986,796	3,987,993
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	113,313	113,313

		4,101,306

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,101,247)		4,101,306

Value
TOTAL INVESTMENTS IN SECURITIES — 103.93%
(Cost: $88,359,095)[h]	$100,614,412
Other Assets, Less Liabilities — (3.93)%	(3,801,954)

NET ASSETS — 100.00%	$96,812,458

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

GDR  —  Global Depositary Receipts

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $88,662,119. Net unrealized appreciation was $11,952,293, of which $12,534,573 represented gross unrealized appreciation on investments and $582,280 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI EM ESG OPTIMIZED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)3 of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,846	3,979,950	[b]	—	3,986,796	$3,987,993	$(272)	$59	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	8,895	104,418	[b]	—	113,313	113,313	—	—	415

						$4,101,306	$(272)	$59	$415

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$92,163,121	$—		$—	$92,163,121
Preferred stocks	4,349,985	—		—	4,349,985
Rights	—	0	[a]	—	0	[a]
Money market funds	4,101,306	—		—	4,101,306

Total	$100,614,412	$0	[a]	$—	$100,614,412

[a]	Rounds to less than $1.

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 81.55%

BRAZIL — 6.39%
Ambev SA	14,000	$88,366
B3 SA – Brasil Bolsa Balcao	6,400	44,993
Banco Bradesco SA	2,200	22,549
Banco do Brasil SA	2,600	25,368
Banco Santander Brasil SA Units	1,200	10,694
BB Seguridade Participacoes SA	2,200	19,382
BR Malls Participacoes SA	3,000	12,967
BRF SAa	1,400	18,919
CCR SA	4,000	22,196
Cia. de Saneamento Basico do Estado de Sao Paulo	600	6,131
Cielo SA	3,000	21,386
Cosan SA Industria e Comercio	600	7,359
CPFL Energia SA	1,000	8,610
Embraer SA	2,400	13,676
Engie Brasil Energia SA	800	9,179
Equatorial Energia SA	800	15,540
Fibria Celulose SA	800	10,625
Hypermarcas SA	1,000	9,379
JBS SA	3,200	8,817
Klabin SA Units	1,800	9,794
Kroton Educacional SA	3,200	18,276
Localiza Rent A Car SA	600	11,356
Lojas Renner SA	2,400	23,341
Multiplan Empreendimentos Imobiliarios SA	400	9,292
Petroleo Brasileiro SAa	7,800	34,631
Qualicorp SA	600	6,646
Raia Drogasil SA	800	17,632
Rumo SAa	3,000	9,849
TIM Participacoes SA	2,600	9,321
Ultrapar Participacoes SA	1,000	23,344
Vale SA	8,271	92,214
WEG SA	1,800	11,705

		653,537
CHILE — 1.57%
AES Gener SA	760	266
Banco de Chile	36,924	5,378
Banco de Credito e Inversiones	100	6,485
Banco Santander Chile	119,992	8,774
Cencosud SA	3,790	11,393
Cia. Cervecerias Unidas SA	388	5,289

Security	Shares	Value
Colbun SA	44,700	$10,768
Empresas CMPC SA	2,794	7,293
Empresas COPEC SA	1,722	21,982
Enel Americas SA	108,040	23,307
Enel Chile SA	57,028	6,714
Enel Generacion Chile SA	8,716	7,388
Itau CorpBanca	956,646	9,141
LATAM Airlines Group SA	1,260	15,799
SACI Falabella	2,030	20,410

		160,387
COLOMBIA — 0.51%
Bancolombia SA	704	7,889
Cementos Argos SA	1,302	5,288
Ecopetrol SA	24,920	11,593
Grupo Argos SA/Colombia	1,030	7,338
Grupo de Inversiones Suramericana SA	988	13,924
Interconexion Electrica SA ESP	1,354	6,143

		52,175
CZECH REPUBLIC — 0.25%
CEZ AS	746	14,126
Komercni Banka AS	260	11,439

		25,565
EGYPT — 0.16%
Commercial International Bank Egypt SAE	3,370	16,077

		16,077
GREECE — 0.55%
Alpha Bank AEa	4,416	11,183
Eurobank Ergasias SAa	5,956	6,422
Hellenic Telecommunications Organization SA	904	11,500
JUMBO SA	434	7,224
National Bank of Greece SAa	15,724	6,375
OPAP SA	896	10,002
Piraeus Bank SAa	620	3,472

		56,178
HUNGARY — 0.50%
MOL Hungarian Oil & Gas PLC	138	12,790
OTP Bank PLC	680	27,636
Richter Gedeon Nyrt	416	10,817

		51,243
INDONESIA — 3.23%
Adaro Energy Tbk PT	54,200	7,414
Astra International Tbk PT	63,600	37,539

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
Bank Central Asia Tbk PT	31,200	$44,314
Bank Mandiri Persero Tbk PT	29,600	29,063
Bank Negara Indonesia Persero Tbk PT	26,000	14,323
Bank Rakyat Indonesia Persero Tbk PT	35,400	40,131
Charoen Pokphand Indonesia Tbk PT	26,000	5,398
Gudang Garam Tbk PT	2,000	10,373
Hanjaya Mandala Sampoerna Tbk PT	38,800	10,586
Indocement Tunggal Prakarsa Tbk PT	6,600	9,795
Indofood Sukses Makmur Tbk PT	17,800	11,173
Kalbe Farma Tbk PT	67,400	8,639
Matahari Department Store Tbk PT	10,400	7,795
Perusahaan Gas Negara Persero Tbk PT	42,400	6,737
Semen Indonesia Persero Tbk PT	11,400	8,950
Telekomunikasi Indonesia Persero Tbk PT	136,800	48,088
Unilever Indonesia Tbk PT	5,000	18,944
United Tractors Tbk PT	5,000	11,355

		330,617
MALAYSIA — 3.16%
AMMB Holdings Bhd	4,800	4,811
Astro Malaysia Holdings Bhd	12,800	8,033
Axiata Group Bhd	8,600	9,928
CIMB Group Holdings Bhd	8,800	14,589
DiGi.Com Bhd	9,200	10,427
Gamuda Bhd	5,600	7,002
Genting Bhd	6,800	15,461
Genting Malaysia Bhd	10,000	13,746
Hong Leong Bank Bhd	2,000	7,231
IHH Healthcare Bhd	6,000	8,416
IJM Corp. Bhd	8,000	6,257
IOI Corp. Bhd	8,200	8,718
IOI Properties Group Bhd	14,600	6,803
Kuala Lumpur Kepong Bhd	2,200	12,642
Malayan Banking Bhd	12,400	27,468
Maxis Bhd	6,800	9,204
MISC Bhd	4,000	6,969
Petronas Chemicals Group Bhd	5,200	8,718
Petronas Gas Bhd	1,800	7,756
PPB Group Bhd	2,600	10,155
Public Bank Bhd	8,400	40,520
Sapura Energy Bhd	14,800	4,783
Sime Darby Bhd	5,000	10,537
Telekom Malaysia Bhd	6,200	9,335

Security	Shares	Value
Tenaga Nasional Bhd	11,200	$37,451
UMW Holdings Bhd[a]	5,000	7,119
YTL Corp. Bhd	27,000	9,041

		323,120
MEXICO — 5.06%
Alfa SAB de CV	9,800	13,763
America Movil SAB de CV Series L	98,400	91,760
Arca Continental SAB de CV	1,200	8,807
Cemex SAB de CV CPO[a]	38,800	36,378
Coca-Cola Femsa SAB de CV Series L	1,400	11,510
Fibra Uno Administracion SA de CV	6,400	11,451
Fomento Economico Mexicano SAB de CV	5,800	58,229
Gruma SAB de CV Series B	840	12,359
Grupo Aeroportuario del Pacifico SAB de CV Series B	1,200	13,278
Grupo Aeroportuario del Sureste SAB de CV Series B	770	15,757
Grupo Bimbo SAB de CV Series A	6,000	14,590
Grupo Carso SAB de CV Series A1	1,400	5,675
Grupo Financiero Banorte SAB de CV Series O	7,000	47,885
Grupo Financiero Inbursa SAB de CV Series O	7,000	11,743
Grupo Financiero Santander Mexico SAB de CV Series B	4,200	8,679
Grupo Mexico SAB de CV Series B	11,200	37,038
Grupo Televisa SAB	7,600	39,418
Industrias Penoles SAB de CV	400	10,426
Infraestructura Energetica Nova SAB de CV	600	3,270
Kimberly-Clark de Mexico SAB de CV Series A	4,400	8,665
Mexichem SAB de CV	3,600	9,619
Promotora y Operadora de Infraestructura SAB de CV	670	7,365
Wal-Mart de Mexico SAB de CV	16,200	39,530

		517,195
PERU — 0.52%
Cia. de Minas Buenaventura SAA ADR	538	7,225
Credicorp Ltd.	176	35,700
Southern Copper Corp.	258	10,501

		53,426
PHILIPPINES — 1.56%
Aboitiz Equity Ventures Inc.	6,160	8,962

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
Ayala Corp.	700	$12,585
Ayala Land Inc.	27,200	22,326
BDO Unibank Inc.	7,400	18,381
DMCI Holdings Inc.	28,000	8,591
GT Capital Holdings Inc.	360	7,866
JG Summit Holdings Inc.	9,680	13,583
Jollibee Foods Corp.	1,820	8,472
Metro Pacific Investments Corp.	53,600	6,652
PLDT Inc.	300	10,143
SM Investments Corp.	720	11,404
SM Prime Holdings Inc.	32,400	21,148
Universal Robina Corp.	3,340	9,536

		159,649
POLAND — 1.97%
Alior Bank SAa	432	7,979
Bank Pekao SA	562	20,123
Bank Zachodni WBK SA	122	12,619
CCC SA	158	11,593
KGHM Polska Miedz SA	454	16,021
LPP SA	6	14,662
mBank SAa	56	6,864
PGE Polska Grupa Energetyczna SA	3,406	13,601
Polski Koncern Naftowy ORLEN SA	982	32,400
Polskie Gornictwo Naftowe i Gazownictwo SA	6,568	12,554
Powszechna Kasa Oszczednosci Bank Polski SAa	3,014	30,938
Powszechny Zaklad Ubezpieczen SA	1,644	22,313

		201,667
QATAR — 0.00%
Masraf Al Rayan QSC	1	10

		10
RUSSIA — 4.48%
Alrosa PJSC	8,600	11,958
Gazprom PJSC	30,600	62,027
Inter RAO UES PJSC	134,000	8,927
Lukoil PJSC	1,262	63,670
Magnit PJSC GDR[b]	772	32,262
MMC Norilsk Nickel PJSC	168	28,292
Mobile TeleSystems PJSC ADR	1,268	12,667
Moscow Exchange MICEX-RTS PJSC	5,600	10,144
Novatek PJSC GDR[b]	228	24,100
Novolipetsk Steel PJSC	4,620	10,939
Rosneft Oil Co. PJSC GDR[b]	3,482	18,106
RusHydro PJSC	500,000	7,117

Security	Shares	Value
Sberbank of Russia PJSC ADR	7,606	$103,822
Severstal PJSC	400	6,275
Surgutneftegas OJSC	20,000	9,252
Tatneft PJSC Class S	4,720	31,209
VTB Bank PJSC GDR[b]	7,912	17,675

		458,442
SOUTH AFRICA — 9.52%
AngloGold Ashanti Ltd.	1,376	13,938
Aspen Pharmacare Holdings Ltd.	1,204	26,855
Barclays Africa Group Ltd.	1,816	20,732
Bid Corp. Ltd.	1,168	26,549
Bidvest Group Ltd. (The)	778	10,263
Brait SEa	1,370	6,065
Capitec Bank Holdings Ltd.	116	8,037
Discovery Ltd.	1,012	11,726
Exxaro Resources Ltd.	12	121
FirstRand Ltd.	8,600	36,742
Fortress Income Fund Ltd.	3,046	9,236
Foschini Group Ltd. (The)	688	8,113
Gold Fields Ltd.	2,766	12,343
Growthpoint Properties Ltd.	6,664	12,895
Hyprop Investments Ltd.	880	7,727
Impala Platinum Holdings Ltd.[a]	2,018	6,242
Imperial Holdings Ltd.	504	8,090
Investec Ltd.	800	6,098
Life Healthcare Group Holdings Ltd.	4,634	9,402
Mondi Ltd.	360	9,825
Mr. Price Group Ltd.	766	10,682
MTN Group Ltd.	5,190	51,603
Naspers Ltd. Class N	1,256	284,198
Nedbank Group Ltd.	510	8,627
NEPI Rockcastle PLC[a]	610	8,847
Netcare Ltd.	4,040	7,494
Pick n Pay Stores Ltd.	22	108
PSG Group Ltd.	276	5,364
Rand Merchant Investment Holdings Ltd.	2,062	6,604
Redefine Properties Ltd.	14,472	11,869
Remgro Ltd.	1,364	22,809
Resilient REIT Ltd.	844	8,121
RMB Holdings Ltd.	1,398	7,147
Sanlam Ltd.	4,954	27,367
Sappi Ltd.	1,684	11,324
Sasol Ltd.	1,758	53,004
Shoprite Holdings Ltd.	1,232	21,364

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
Sibanye Gold Ltd.	6,002	$9,591
SPAR Group Ltd. (The)	838	10,899
Standard Bank Group Ltd.	4,136	53,279
Steinhoff International Holdings NV Class H	9,486	45,877
Tiger Brands Ltd.	526	16,309
Truworths International Ltd.	1,526	9,748
Vodacom Group Ltd.	1,166	16,290
Woolworths Holdings Ltd./South Africa	3,244	14,811

		974,335
SOUTH KOREA — 19.64%
AmorePacific Corp.	94	24,008
AmorePacific Group	96	11,408
BGF retail Co. Ltd.	86	6,956
BNK Financial Group Inc.	788	6,890
Celltrion Inc.[a]	220	22,457
CJ CheilJedang Corp.	32	10,287
CJ Corp.	58	9,104
Coway Co. Ltd.	160	14,019
Daelim Industrial Co. Ltd.	116	8,621
DGB Financial Group Inc.	506	4,936
Dongbu Insurance Co. Ltd.	170	11,337
E-MART Inc.	72	14,303
GS Holdings Corp.	154	9,642
Hana Financial Group Inc.	912	39,631
Hankook Tire Co. Ltd.	246	12,872
Hanmi Pharm Co. Ltd.[a]	20	7,148
Hanon Systems	716	7,334
Hanssem Co. Ltd.	26	3,920
Hanwha Chemical Corp.	362	11,349
Hanwha Corp.	186	8,107
Hotel Shilla Co. Ltd.	102	5,599
Hyosung Corp.	72	10,121
Hyundai Development Co. Engineering & Construction	224	7,479
Hyundai Engineering & Construction Co. Ltd.	272	9,806
Hyundai Glovis Co. Ltd.	86	11,822
Hyundai Heavy Industries Co. Ltd.[a]	102	13,433
Hyundai Marine & Fire Insurance Co. Ltd.	228	9,342
Hyundai Mobis Co. Ltd.	214	44,789
Hyundai Motor Co.	406	50,588
Hyundai Robotics Co. Ltd.[a]	14	5,500
Hyundai Steel Co.	242	12,383

Security	Shares	Value
Industrial Bank of Korea	744	$9,864
Kakao Corp.	122	13,308
Kangwon Land Inc.	408	12,483
KB Financial Group Inc.	1,040	51,096
KCC Corp.	26	9,131
Kia Motors Corp.	902	28,357
Korea Aerospace Industries Ltd. Class A	240	9,844
Korea Electric Power Corp.	766	29,143
Korea Investment Holdings Co. Ltd.	126	7,341
Korea Zinc Co. Ltd.	26	11,898
KT&G Corp.	340	34,525
LG Chem Ltd.	120	40,333
LG Corp.	346	25,775
LG Display Co. Ltd.	784	21,658
LG Electronics Inc.	300	21,683
LG Household & Health Care Ltd.	30	25,541
LG Innotek Co. Ltd.	58	9,490
Lotte Chemical Corp.	54	19,132
Lotte Shopping Co. Ltd.	46	10,484
Medy-Tox Inc.	18	9,085
Mirae Asset Daewoo Co. Ltd.	1,168	10,514
NAVER Corp.	80	53,565
NCsoft Corp.	58	19,777
Netmarble Games Corp.[a,c]	38	5,207
NH Investment & Securities Co. Ltd.	514	6,291
POSCO	226	68,846
S-Oil Corp.	134	14,914
Samsung Biologics Co. Ltd.[a,c]	58	14,557
Samsung C&T Corp.	244	27,914
Samsung Electro-Mechanics Co. Ltd.	184	16,481
Samsung Electronics Co. Ltd.	280	575,098
Samsung Fire & Marine Insurance Co. Ltd.	102	25,012
Samsung Heavy Industries Co. Ltd.[a]	936	8,882
Samsung Life Insurance Co. Ltd.	230	23,559
Samsung SDI Co. Ltd.	176	30,670
Samsung SDS Co. Ltd.	116	17,231
Samsung Securities Co. Ltd.	254	8,233
Shinhan Financial Group Co. Ltd.	1,262	58,198
SK Holdings Co. Ltd.	104	24,672
SK Hynix Inc.	1,692	102,936
SK Innovation Co. Ltd.	202	33,768
SK Telecom Co. Ltd.	76	17,086
Woori Bank	800	13,196
Yuhan Corp.	32	6,414

		2,008,383

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
TAIWAN — 16.73%
Advanced Semiconductor Engineering Inc.	20,000	$24,123
Asia Cement Corp.	8,000	7,250
Asustek Computer Inc.	2,000	16,568
AU Optronics Corp.	30,000	12,326
Catcher Technology Co. Ltd.	2,000	25,448
Cathay Financial Holding Co. Ltd.	26,000	42,430
Chailease Holding Co. Ltd.	4,000	10,895
Chang Hwa Commercial Bank Ltd.	16,800	9,185
Cheng Shin Rubber Industry Co. Ltd.	6,000	12,068
China Development Financial Holding Corp.	48,000	14,983
China Life Insurance Co. Ltd./Taiwan	10,000	11,034
China Steel Corp.	40,000	33,533
Chunghwa Telecom Co. Ltd.	12,000	41,751
Compal Electronics Inc.	18,000	12,943
CTBC Financial Holding Co. Ltd.	44,000	28,503
Delta Electronics Inc.	6,000	32,904
E.Sun Financial Holding Co. Ltd.	30,074	18,535
Far Eastern New Century Corp.	12,000	9,603
Far EasTone Telecommunications Co. Ltd.	6,000	14,553
Feng TAY Enterprise Co. Ltd.	2,000	9,477
First Financial Holding Co. Ltd.	26,520	17,224
Formosa Chemicals & Fibre Corp.	10,000	31,446
Formosa Petrochemical Corp.	4,000	14,116
Formosa Plastics Corp.	12,000	37,337
Foxconn Technology Co. Ltd.	4,000	12,698
Fubon Financial Holding Co. Ltd.	20,000	32,142
Highwealth Construction Corp.	4,000	6,362
Hon Hai Precision Industry Co. Ltd.	44,000	171,311
Hotai Motor Co. Ltd.	600	7,068
Hua Nan Financial Holdings Co. Ltd.	23,100	12,898
Innolux Corp.	32,000	15,587
Inventec Corp.	10,000	7,936
Largan Precision Co. Ltd.	288	55,636
Lite-On Technology Corp.	8,000	11,836
MediaTek Inc.	4,000	35,853
Mega Financial Holding Co. Ltd.	32,000	25,713
Micro-Star International Co. Ltd.	2,000	4,553
Nan Ya Plastics Corp.	14,000	35,349
Novatek Microelectronics Corp.	2,000	7,787
Pegatron Corp.	6,000	18,887
Pou Chen Corp.	8,000	10,378

Security	Shares	Value
Powertech Technology Inc.	2,000	$6,070
President Chain Store Corp.	2,000	16,733
Quanta Computer Inc.	8,000	18,211
Realtek Semiconductor Corp.	2,000	7,754
Shin Kong Financial Holding Co. Ltd.	20,000	5,812
Siliconware Precision Industries Co. Ltd.	6,000	9,503
SinoPac Financial Holdings Co. Ltd.	42,000	13,499
Taishin Financial Holding Co. Ltd.	35,460	15,745
Taiwan Cement Corp.	10,000	11,548
Taiwan Cooperative Financial Holding Co. Ltd.	24,720	13,024
Taiwan High Speed Rail Corp.	6,000	5,288
Taiwan Mobile Co. Ltd.	6,000	21,472
Taiwan Semiconductor Manufacturing Co. Ltd.	70,000	502,170
Teco Electric and Machinery Co. Ltd.	10,000	9,344
Uni-President Enterprises Corp.	16,000	34,037
United Microelectronics Corp.	42,000	20,945
Vanguard International Semiconductor Corp.	2,000	3,612
Wistron Corp.	10,296	9,723
WPG Holdings Ltd.	8,000	10,418
Yuanta Financial Holding Co. Ltd.	36,000	15,627

		1,710,764
THAILAND — 3.03%
Advanced Info Service PCL NVDR	3,800	21,458
Airports of Thailand PCL NVDR	12,400	20,352
Bangkok Dusit Medical Services PCL NVDR	9,000	5,665
Bangkok Expressway & Metro PCL NVDR	44,000	10,336
Banpu PCL NVDR	11,000	5,830
BEC World PCL NVDR	11,200	5,835
Berli Jucker PCL NVDR	7,000	10,382
Bumrungrad Hospital PCL NVDR	1,400	9,191
Central Pattana PCL NVDR	2,800	6,071
Charoen Pokphand Foods PCL NVDR	8,000	6,565
CP ALL PCL NVDR	12,200	22,780
Energy Absolute PCL NVDR	5,200	5,912
Indorama Ventures PCL NVDR	4,800	5,638
Kasikornbank PCL Foreign	3,800	24,147
Kasikornbank PCL NVDR	2,400	14,528
Krung Thai Bank PCL NVDR	10,400	5,857
Minor International PCL NVDR	5,200	6,225

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
PTT Exploration & Production PCL NVDR	5,800	$15,284
PTT Global Chemical PCL NVDR	5,200	11,980
PTT PCL NVDR	3,000	36,049
Siam Cement PCL (The) Foreign	1,000	15,058
Siam Cement PCL (The) NVDR	600	9,035
Siam Commercial Bank PCL (The) NVDR	5,400	24,475
Thai Oil PCL NVDR	2,200	6,245
True Corp. PCL NVDR[a]	28,400	4,790

		309,688
TURKEY — 1.69%
Akbank Turk AS	7,804	23,372
Arcelik AS	678	4,713
BIM Birlesik Magazalar AS	768	17,017
Eregli Demir ve Celik Fabrikalari TAS	5,232	12,457
Haci Omer Sabanci Holding AS	3,188	9,788
KOC Holding AS	2,438	12,739
Petkim Petrokimya Holding AS	2,800	5,061
Tupras Turkiye Petrol Rafinerileri AS	408	13,862
Turk Hava Yollari AOa	3,586	10,137
Turkcell Iletisim Hizmetleri AS	3,628	13,881
Turkiye Garanti Bankasi AS	6,400	19,909
Turkiye Halk Bankasi AS	2,200	9,443
Turkiye Is Bankasi Class C	5,900	12,799
Turkiye Vakiflar Bankasi Tao Class D	3,800	7,925

		173,103
UNITED ARAB EMIRATES — 1.03%
Abu Dhabi Commercial Bank PJSC	6,136	12,195
Aldar Properties PJSC	12,000	7,547
DAMAC Properties Dubai Co. PJSC	5,400	5,939
DP World Ltd.	500	11,470
Dubai Islamic Bank PJSC	3,200	5,306
Emaar Properties PJSC	10,400	24,067
Emirates Telecommunications Group Co. PJSC	5,602	27,452
First Abu Dhabi Bank PJSC	4,000	11,326

		105,302

TOTAL COMMON STOCKS
(Cost: $8,227,206)		8,340,863

INVESTMENT COMPANIES — 13.01%

INDIA — 12.14%
iShares MSCI India ETF[d]	36,404	1,241,741

		1,241,741

Security	Shares	Value
QATAR — 0.87%
iShares MSCI Qatar Capped ETF[d]	5,430	$88,943

		88,943

TOTAL INVESTMENT COMPANIES
(Cost: $1,318,912)		1,330,684

PREFERRED STOCKS — 5.10%

BRAZIL — 3.75%
Banco Bradesco SA, Preference Shares	8,800	93,917
Braskem SA Class A, Preference Shares	600	7,267
Cia. Brasileira de Distribuicao, Preference Shares	600	13,728
Cia. Energetica de Minas Gerais, Preference Shares	2,800	7,457
Gerdau SA, Preference Shares	3,000	11,299
Itau Unibanco Holding SA, Preference Shares	9,400	120,545
Itausa-Investimentos Itau SA, Preference Shares	11,800	38,253
Lojas Americanas SA, Preference Shares	2,800	15,813
Petroleo Brasileiro SA, Preference Shares	10,200	44,250
Suzano Papel e Celulose SA Class A, Preference Shares	1,600	8,899
Telefonica Brasil SA, Preference Shares	1,400	21,731

		383,159
CHILE — 0.20%
Embotelladora Andina SA Class B, Preference Shares	1,936	9,123
Sociedad Quimica y Minera de Chile SA Series B, Preference Shares	244	11,402

		20,525
COLOMBIA — 0.10%
Bancolombia SA, Preference Shares	922	10,520

		10,520
RUSSIA — 0.10%
Surgutneftegas OJSC, Preference Shares	20,000	9,873

		9,873

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Security	Shares	Value
SOUTH KOREA — 0.95%
Hyundai Motor Co., Preference Shares	56	$4,788
Hyundai Motor Co. Series 2, Preference Shares	66	5,970
Samsung Electronics Co. Ltd., Preference Shares	52	86,928

		97,686

TOTAL PREFERRED STOCKS
(Cost: $490,036)		521,763

SHORT-TERM INVESTMENTS — 0.16%

MONEY MARKET FUNDS — 0.16%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	15,969	15,969

		15,969

TOTAL SHORT-TERM INVESTMENTS
(Cost: $15,969)		15,969

Value
TOTAL INVESTMENTS IN SECURITIES — 99.82%
(Cost: $10,052,123)[f]	$10,209,279
Other Assets, Less Liabilities — 0.18%	17,909

NET ASSETS — 100.00%	$10,227,188

ADR — American Depositary Receipts

CPO — Certificates of Participation (Ordinary)

GDR — Global Depositary Receipts

NVDR — Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $10,055,492. Net unrealized appreciation was $153,787, of which $363,343 represented gross unrealized appreciation on investments and $209,556 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 7/18/17 [a]	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	15,969	[c]	—	15,969	$15,969	$—	$—	$11
iShares MSCI India ETF	—	36,404		—	36,404	1,241,741	—	17,474	—
iShares MSCI Qatar Capped ETF	—	5,430		—	5,430	88,943	—	(5,702)	—

						$1,346,653	$—	$11,772	$11

[a]	The Fund commenced operations on July 18, 2017.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS ex CHINA ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$8,340,863	$—	$—	$8,340,863
Investment companies	1,330,684	—	—	1,330,684
Preferred stocks	521,763	—	—	521,763
Money market funds	15,969	—	—	15,969

Total	$10,209,279	$—	$—	$10,209,279

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI EM ESG Optimized ETF	iShares MSCI Emerging Markets ex China ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$65,195,953	$84,257,848	$8,717,242
Affiliated (Note 2)	8,052,179	4,101,247	1,334,881

Total cost of investments in securities	$73,248,132	$88,359,095	$10,052,123

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$76,490,587	$96,513,106	$8,862,626
Affiliated (Note 2)	8,752,520	4,101,306	1,346,653
Foreign currency, at value[b]	254,397	189,752	8,277
Cash	—	13,997	—
Receivables:
Investment securities sold	—	4,539,096	17,706
Due from custodian (Note 4)	38,549	—	—
Dividends and interest	110,283	117,228	16,550
Capital shares sold	33,545	—	—
Tax reclaims	2,996	—	18

Total Assets	85,682,877	105,474,485	10,251,830

LIABILITIES
Payables:
Investment securities purchased	423,963	4,652,589	20,732
Collateral for securities on loan (Note 1)	2,360,940	3,988,206	—
Foreign taxes (Note 1)	1,887	1,621	441
Investment advisory fees (Note 2)	23,172	19,611	3,469

Total Liabilities	2,809,962	8,662,027	24,642

NET ASSETS	$82,872,915	$96,812,458	$10,227,188

Net assets consist of:
Paid-in capital	$70,874,221	$84,220,401	$10,046,048
Undistributed net investment income	431,727	629,407	23,397
Undistributed net realized gain (accumulated net realized loss)	(429,937)	(293,931)	411
Net unrealized appreciation	11,996,904	12,256,581	157,332

NET ASSETS	$82,872,915	$96,812,458	$10,227,188

Shares outstanding[c]	1,800,000	1,400,000	200,000

Net asset value per share	$46.04	$69.15	$51.14

[a]	Securities on loan with values of $1,216,212, $3,877,685 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $253,884, $189,167 and $8,210, respectively.
[c]	$0.001 par value, number of shares authorized: 25 million, 25 million and 25 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares Edge MSCI Multifactor Emerging Markets ETF	iShares MSCI EM ESG Optimized ETF	iShares MSCI Emerging Markets ex China ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$1,032,819	$1,249,863	$30,537
Dividends — affiliated (Note 2)	22,035	415	11
Interest — unaffiliated	—	3	—
Securities lending income — affiliated — net (Note 2)	10,558	7,967	—

	1,065,412	1,258,248	30,548
Less: Other foreign taxes (Note 1)	(3,964)	(2,234)	(460)

Total investment income	1,061,448	1,256,014	30,088

EXPENSES
Investment advisory fees (Note 2)	197,073	166,101	5,952
Proxy fees	894	1,146	—

Total expenses	197,967	167,247	5,952
Less investment advisory fees waived (Note 2)	(31,551)	—	(1,002)

Net expenses	166,416	167,247	4,950

Net investment income	895,032	1,088,767	25,138

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(309,379)	(295,218)	411
Investments — affiliated (Note 2)	64	(272)	—
In-kind redemptions — unaffiliated	369,036	570,973	—
Foreign currency transactions	(449)	6,521	(1,741)
Realized gain distributions from affiliated funds	2	—	—

Net realized gain (loss)	59,274	282,004	(1,330)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	9,128,902	11,677,459	145,384
Investments — affiliated (Note 2)	616,602	59	11,772
Translation of assets and liabilities in foreign currencies	2,799	1,403	176

Net change in unrealized appreciation/depreciation	9,748,303	11,678,921	157,332

Net realized and unrealized gain	9,807,577	11,960,925	156,002

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,702,609	$13,049,692	$181,140

[a]	For the period from July 18, 2017 (commencement of operations) to August 31, 2017.
[b]	Net of foreign withholding tax of $130,920, $160,597 and $5,662, respectively.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Edge MSCI Multifactor Emerging Markets ETF		iShares MSCI EM ESG Optimized ETF
	Year ended August 31, 2017	Period from December 8, 2015[a] to August 31, 2016	Year ended August 31, 2017	Period from June 28, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$895,032	$422,570	$1,088,767	$31,368
Net realized gain (loss)	59,274	(107,720)	282,004	(2,734)
Net change in unrealized appreciation/depreciation	9,748,303	2,248,601	11,678,921	577,660

Net increase in net assets resulting from operations	10,702,609	2,563,451	13,049,692	606,294

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(797,610)	(100,720)	(499,570)	—

Total distributions to shareholders	(797,610)	(100,720)	(499,570)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	47,184,280	27,506,253	81,808,084	5,039,084
Cost of shares redeemed	(4,185,348)	—	(3,191,126)	—

Net increase in net assets from capital share transactions	42,998,932	27,506,253	78,616,958	5,039,084

INCREASE IN NET ASSETS	52,903,931	29,968,984	91,167,080	5,645,378

NET ASSETS
Beginning of period	29,968,984	—	5,645,378	—

End of period	$82,872,915	$29,968,984	$96,812,458	$5,645,378

Undistributed net investment income included in net assets at end of period	$431,727	$314,129	$629,407	$29,307

SHARES ISSUED AND REDEEMED
Shares sold	1,100,000	800,000	1,350,000	100,000
Shares redeemed	(100,000)	—	(50,000)	—

Net increase in shares outstanding	1,000,000	800,000	1,300,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

iShares MSCI Emerging Markets ex China ETF

Period from July 18, 2017[a] to August 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$25,138
Net realized loss	(1,330)
Net change in unrealized appreciation/depreciation	157,332

Net increase in net assets resulting from operations	181,140

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,046,048

Net increase in net assets from capital share transactions	10,046,048

INCREASE IN NET ASSETS	10,227,188

NET ASSETS
Beginning of period	—

End of period	$10,227,188

Undistributed net investment income included in net assets at end of period	$23,397

SHARES ISSUED
Shares sold	200,000

Net increase in shares outstanding	200,000

[a]	Commencement of operations.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Emerging Markets ETF

	Year ended Aug. 31, 2017	Period from Dec. 8, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$37.46	$33.82

Income from investment operations:
Net investment income[b]	0.91	1.27
Net realized and unrealized gain[c]	8.53	2.50

Total from investment operations	9.44	3.77

Less distributions from:
Net investment income	(0.86)	(0.13)

Total distributions	(0.86)	(0.13)

Net asset value, end of period	$46.04	$37.46

Total return	25.80%	11.16%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$82,873	$29,969
Ratio of expenses to average net assets[e]	0.42%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.50%	0.65%
Ratio of net investment income to average net assets[e]	2.24%	4.91%
Portfolio turnover rate[f]	36%	11%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2017 and the period ended August 31, 2016 were 36% and 11%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

iShares MSCI EM ESG Optimized ETF

	Year ended Aug. 31, 2017	Period from Jun. 28, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$56.45	$50.37

Income from investment operations:
Net investment income[b]	1.70	0.31
Net realized and unrealized gain[c]	11.62	5.77

Total from investment operations	13.32	6.08

Less distributions from:
Net investment income	(0.62)	—

Total distributions	(0.62)	—

Net asset value, end of period	$69.15	$56.45

Total return	23.75%	12.09%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$96,812	$5,645
Ratio of expenses to average net assets[e]	0.42%	0.45%
Ratio of net investment income to average net assets[e]	2.73%	3.26%
Portfolio turnover rate[f]	29%	9%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2017 and the period ended August 31, 2016 were 29% and 9%, respectively. See Note 4.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout the period)

iShares MSCI Emerging Markets ex China ETF

Period from Jul. 18, 2017[a] to Aug. 31, 2017
Net asset value, beginning of period	$50.22

Income from investment operations:
Net investment income[b]	0.13
Net realized and unrealized gain[c]	0.79

Total from investment operations	0.92

Net asset value, end of period	$51.14

Total return	1.83%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,227
Ratio of expenses to average net assets[e]	0.41%
Ratio of expenses to average net assets prior to waived fees[e]	0.49%
Ratio of net investment income to average net assets[e]	2.07%
Portfolio turnover rate[f]	0%[d,g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered in Creation Units but includes portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rate for the period ended August 31, 2017 was 0%. See Note 4.
[g]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Emerging Markets	Non-diversified
MSCI EM ESG Optimized	Non-diversified
MSCI Emerging Markets ex China[a]	Non-diversified

[a]	The Fund commenced operations on July 18, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Multifactor Emerging Markets
Morgan Stanley & Co. LLC	$1,216,212	$1,216,212	$—

MSCI EM ESG Optimized
Citigroup Global Markets Inc.	$1,350,735	$1,350,735	$—
Credit Suisse Securities (USA) LLC	89,726	89,726	—
Jefferies LLC	210,688	210,688	—
JPMorgan Securities LLC	2,146,578	2,146,578	—
UBS AG	79,958	79,958	—

	$3,877,685	$3,877,685	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Edge MSCI Multifactor Emerging Markets ETF, BFA is entitled to an annual investment advisory fee of 0.45%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to December 16, 2016, BFA was entitled to an annual investment advisory fee of 0.65% based on average daily net assets. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2021 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds. For the year ended August 31, 2017, BFA voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $13,031. The voluntary waiver was discontinued effective December 16, 2016, and in conjunction with the annual investment advisory fee reduction from 0.65% to 0.45%.

For its investment advisory services to the iShares MSCI EM ESG Optimized ETF, BFA is entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. Prior to August 4, 2017, BFA was entitled to an annual investment advisory fee of 0.45%.

For its investment advisory services to the iShares MSCI Emerging Market ex China ETF, BFA is entitled to an annual investment advisory fee of 0.49%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2022 in an amount equal to the aggregate acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Emerging Markets	$2,614
MSCI EM ESG Optimized	2,489

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Emerging Markets	$2,169,260	$271,124
MSCI EM ESG Optimized	39,493	25,067

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES®, INC.

size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI Emerging Markets ex China	1	50%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Emerging Markets	$38,537,277	$15,012,988
MSCI EM ESG Optimized	54,048,593	11,867,010
MSCI Emerging Markets ex China	5,596,743	17,705

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Emerging Markets	$23,408,804	$3,925,435
MSCI EM ESG Optimized	39,551,246	2,800,123
MSCI Emerging Markets ex China	4,456,705	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES®, INC.

and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada, have imposed economic sanctions, which consist of asset freezes and sectorial sanctions, on certain Russian individuals and Russian corporate entities. Broader sanctions on Russia could also be instituted. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a fund.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Multifactor Emerging Markets	$369,036	$20,176	$(389,212)
MSCI EM ESG Optimized	564,359	10,903	(575,262)
MSCI Emerging Markets ex China	—	(1,741)	1,741

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Multifactor Emerging Markets
Ordinary income	$797,610		$100,720

MSCI EM ESG Optimized
Ordinary income	$499,570	$	N/A

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Multifactor Emerging Markets	$563,078	$(305,500)	$11,741,116	$11,998,694
MSCI EM ESG Optimized	745,017	(106,499)	11,953,539	12,592,057
MSCI Emerging Markets ex China	27,177	—	153,963	181,140

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Multifactor Emerging Markets	$305,500
MSCI EM ESG Optimized	106,499

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LINE OF CREDIT

The iShares Edge MSCI Multifactor Emerging Markets and iShares MSCI EM ESG Optimized ETFs, along with certain other iShares funds, are parties to a $250 million credit agreement with State Street Bank and Trust Company, which expires on October 25, 2017. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement has the following terms: a commitment fee of 0.20% per annum on the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR (not less than zero) plus 1.00% per annum or (b) the U.S. Federal Funds rate (not less than zero) plus 1.00% per annum on amounts borrowed. The commitment fee is allocated to each fund participating in the credit agreement based on each fund’s pro-rata share of the aggregate average daily value of assets invested in local securities of certain foreign markets.

The Funds did not borrow under the credit agreement during the year ended August 31, 2017.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES®, INC.

At a meeting held on September 14-15, 2017, the Board approved the amendment of certain terms of the credit agreement including (i) increasing the maximum borrowing amount to $275 million and (ii) extending the expiration date to October 24, 2018. The Board also approved the addition of the iShares MSCI Emerging Market ex China ETF as a party to the line of credit. These changes to the credit agreement are expected to be effective on or around October 25, 2017.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Edge MSCI Multifactor Emerging Markets ETF,

iShares MSCI EM ESG Optimized ETF and iShares MSCI Emerging Markets ex China ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Multifactor Emerging Markets ETF, iShares MSCI EM ESG Optimized ETF and iShares MSCI Emerging Markets ex China ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

Tax Information (Unaudited)

iSHARES®, INC.

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Emerging Markets	$589,992
MSCI EM ESG Optimized	813,995
MSCI Emerging Markets ex China	10,748

For the fiscal year ended August 31, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Edge MSCI Multifactor Emerging Markets	$1,163,739	$134,884
MSCI EM ESG Optimized	1,410,463	162,831
MSCI Emerging Markets ex China	36,163	6,122

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES®, INC.

I. iShares Edge MSCI Multifactor Emerging Markets ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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Board Review and Approval of Investment Advisory Contract (Continued)

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The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES®, INC.

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

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Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI EM ESG Optimized ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required annually to consider and approve the Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Directors (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Directors, reviewed and discussed such information at length. The Independent Directors requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Directors, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Directors, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES®, INC.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

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Board Review and Approval of Investment Advisory Contract (Continued)

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BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

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Board Review and Approval of Investment Advisory

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iSHARES®, INC.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets ex China ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Company’s Board of Directors (the “Board”), including a majority of Directors who are not “interested persons” of the Company (as that term is defined in the 1940 Act) (the “Independent Directors”), is required to consider and approve the proposed Investment Advisory Contract between the Company and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Directors requested, and BFA provided, such information as the Independent Directors, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 19-21, 2017, the Board, including all of the Independent Directors, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Directors were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Directors, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s

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Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee rate of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES®, INC.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Supplemental Information (Unaudited)

iSHARES®, INC.

Proxy Results

A special meeting of the shareholders of each series of iShares, Inc. (the “Company”) was held on June 19, 2017, to elect five Directors to the Board of Directors of the Company. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Directors at the special meeting. The other Directors whose terms of office as Directors continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Director	Votes For	Votes Withheld
Jane D. Carlin	1,911,835,929	49,339,171
Richard L. Fagnani	1,911,725,344	49,449,755
Drew E. Lawton	1,911,790,083	49,385,017
Madhav V. Rajan	1,902,999,095	58,176,004
Mark Wiedman	1,908,143,500	53,031,599

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Multifactor Emerging Markets	$0.864252	$—	$—	$0.864252	100%	—%	—%	100%
MSCI EM ESG Optimized	0.621828	—	—	0.621828	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES®, INC.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Multifactor Emerging Markets ETF

Period Covered: December 8, 2015 through June 30, 2017

Premium/Discount	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.25%
Greater than 1.5% and Less than 2.0%	3	0.76
Greater than 1.0% and Less than 1.5%	2	0.51
Greater than 0.5% and Less than 1.0%	48	12.18
Greater than 0.0% and Less than 0.5%	173	43.90
At NAV	15	3.81
Less than 0.0% and Greater than –0.5%	117	29.70
Less than –0.5% and Greater than –1.0%	28	7.11
Less than –1.0% and Greater than –1.5%	5	1.27
Less than –1.5%	2	0.51

	394	100.00%

iShares MSCI EM ESG Optimized ETF

Period Covered: June 28, 2016 through June 30, 2017

Premium/Discount	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.39%
Greater than 1.5% and Less than 2.0%	3	1.18
Greater than 1.0% and Less than 1.5%	16	6.30
Greater than 0.5% and Less than 1.0%	100	39.37
Greater than 0.0% and Less than 0.5%	99	38.98
At NAV	3	1.18
Less than 0.0% and Greater than –0.5%	24	9.45
Less than –0.5% and Greater than –1.0%	5	1.97
Less than –1.0% and Greater than –1.5%	3	1.18

	254	100.00%

SUPPLEMENTAL INFORMATION	61

Director and Officer Information

iSHARES®, INC.

The Board of Directors has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Director serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Directors who are not “interested persons” (as defined in the 1940 Act) of the Company are referred to as independent directors (“Independent Directors”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Director also serves as a Trustee of iShares Trust and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Director, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Directors and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Robert S. Kapito[a] (60)	Director (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Trustee of iShares Trust (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Director (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Company due to his affiliations with BlackRock, Inc. and its affiliates.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director
Cecilia H. Herbert (68)	Director (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares Trust and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Director (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Trustee of iShares Trust (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Director (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Director (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Director (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Trustee of iShares Trust (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Director (since 2017); 15[c] Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Trustee of iShares Trust (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

DIRECTOR AND OFFICER INFORMATION	63

Director and Officer Information (Continued)

iSHARES®, INC.

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director

John E. Martinez (56)	Director (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Trustee of iShares Trust (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Director (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016) .	Trustee of iShares Trust (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information (Continued)

iSHARES®, INC.

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013); Secretary of the BlackRock-advised Mutual Funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

DIRECTOR AND OFFICER INFORMATION	65

Notes:

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-816-0817

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-nine series of the registrant for which the fiscal year-end is August 31, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $760,740 for the fiscal year ended August 31, 2016 and $762,300 for the fiscal year ended August 31, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2016 and August 31, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $181,488 for the fiscal year ended August 31, 2016 and $185,269 for the fiscal year ended August 31, 2017. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2016 and August 31, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $181,488 for the fiscal year ended August 31, 2016 and $185,269 for the fiscal year ended August 31, 2017. The aggregate non-audit fees for the fiscal year ended August 31, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended August 31, 2016 as this report excludes non-audit fees for services that were rendered to the registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the registrant but that were not related to the registrant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares, Inc.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: October 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: October 31, 2017

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 31, 2017